UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

31 March

2019

Nuveen Municipal

Bond Funds

Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

3

Chairman’s Letter to Shareholders

Dear Shareholders,

Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while at the same time, the U.S. Federal Reserve (Fed) had planned to continue raising interest rates into 2019.

As the new year began, economic data have remained a mixed bag, and first quarter 2019 corporate earnings reports have included both high-profile disappointments and positive surprises, although expectations were lower heading into the quarter. Market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. In fact, neither central bank currently expects to raise their respective interest rates during 2019. While the U.S. and China initially appeared to be making progress on trade talks, negotiations have stalled more recently. While these events did reduce some of the markets’ uncertainty, downside risks still exist.

Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

May 24, 2019

4

Portfolio Managers’ Comments

Nuveen All-American Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, have managed the Nuveen All-American Municipal Bond Fund since 2010 and 2016, respectively. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers reviewed economic and market conditions, key investment strategies, and the Fund’s performance for the twelve-month reporting period ended March 31, 2019.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2019?

The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.2%, according to the Bureau of Economic Analysis “advance” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in March 2019 from 4.0% in March 2018 and job gains averaged around 211,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in March 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended March 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the pace of price increases has slowed as mortgage rates drifted higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.0% year-over-year in February 2019 (most recent data

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.0%, respectively.

As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. As expected, the Fed held rates steady at its January 2019 committee meeting. At its March 2019 meeting, the Fed’s forecast showed that additional rate hikes in 2019 were unlikely, and Chairman Powell indicated that the Fed’s next move could be either a rate cut or a rate hike. The Fed again kept rates unchanged, as expected, and announced it will discontinue rolling assets off its balance sheet sooner than expected.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China settled on a 90-day trade truce, and after the countries resumed trade talks in early 2019, President Trump said he would not increase the tariffs in March 2019 as planned. Brexit negotiations continued to be uncertain, as a deal was not passed in time for the original March 29, 2019 deadline. Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament, compelling the European Union to agree to an October 31, 2019 delay. Europe also contended with Italy’s new euroskeptic coalition government, the “yellow vest” protests in France, immigration policy concerns and political risk in Turkey. The Trump administration issued sanctions on Russian oligarchs and companies in April 2018 (and later eased some of the restrictions) and on Iran in November 2018 after withdrawing from the 2015 nuclear agreement. After topping a four-year high in October 2018, oil prices fell sharply through December 2018 on concerns of a global supply glut due to weaker global growth and the temporary exemptions from the Iranian oil ban granted to several countries. However, oil prices recovered much of those losses over the early months of 2019 as supply conditions looked tighter than expected. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S. and North Korea held denuclearization summits in June 2018 and February 2019 without securing an agreement. In late December 2018, the U.S. government entered a 35-day partial shutdown due to an impasse on border security funding but averted a second shutdown after the government passed a funding bill in February 2019.

Municipal bonds delivered positive performance in this reporting period. Interest rates were rising through much of the reporting period, as a strong economic backdrop kept the Fed on its course of monetary tightening. The 10-year U.S. Treasury yield peaked at 3.24% in November 2018. However, in December 2018, market volatility spiked as uncertain trade policy, Brexit negotiations, and weak macro data in Europe and China weighed on the U.S. growth outlook. Equities and riskier segments of the bond market sold off sharply in the fourth quarter of 2018. After the Fed’s December meeting, investor expectations for a pause in rate increases drove repricing in the markets, pressuring long-term interest rates meaningfully lower through the end of the reporting period. While the U.S. Treasury yield curve flattened over this reporting period, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve. For the twelve-month period overall, municipal bond yields were marginally lower, belying larger intra-period swings.

Supply and demand conditions in the municipal bond market were favorable to performance in this reporting period, particularly in the latter months. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond issuance nationwide totaled $421.9 billion in this reporting period, a 17.4% decrease from the issuance for the twelve-month reporting period ended March 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical

6

factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes, is expected to increase.

How did the Funds perform during the twelve-month reporting period ended March 31, 2019?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year and ten-year and/or since-inception periods ended March 31, 2019. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.

During the reporting period, the Nuveen Limited Term Municipal Bond Fund outperformed its benchmark index and the Nuveen All-American Municipal Bond Fund performed essentially in line with its index. The Nuveen Intermediate Duration Municipal Bond Fund and the Nuveen Short Term Municipal Bond Fund both lagged their respective indexes. All four Funds outperformed their respective Lipper classification averages to varying degrees.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team.

Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All American Municipal Bond Fund

The Nuveen All American Municipal Bond Fund’s Class A Shares at NAV performed in line with the S&P Municipal Bond Index and outperformed the Lipper General & Insured Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2019.

Relative to the index, the Fund’s duration and yield curve positioning contributed to performance. As interest rates on municipal bonds declined overall, our longer-than-index duration (meaning the Fund was more sensitive to the beneficial effects of falling long-term rates) proved beneficial. More specifically, our overweight in bonds on the long end of the yield curve and simultaneous underweight in shorter-duration bonds contributed.

Sector allocation and security selection were positive factors. An overweight in dedicated-tax bonds added value, in light of the category’s relative outperformance. The Fund also benefited from overweights in the hospital and transportation sectors, both of which outpaced the index.

Within the transportation category, we saw particularly good performance from airport-related issuers, including bonds for the LINXS automated people-mover system under construction at Los Angeles International Airport. We also benefited from holdings in San Francisco and Sacramento airport bonds. Another outperforming transportation-related issuer was Bronx Parking Development Company, an operator of parking facilities near Yankee Stadium. These bonds gained in value as investors have become more optimistic about the issuer’s underlying credit quality due to increased utilization of its facilities.

In the tobacco sector, we saw a mixed performance impact. On the positive side, our relative underweighting in the category contributed to performance, as the sector underperformed the index due to negative credit trends surrounding tobacco usage. In addition, our individual holdings in this sector underperformed, due to our limited exposure to zero-coupon tobacco bonds, which as a group performed especially well during the reporting period.

7

Portfolio Managers’ Comments (continued)

Several of our state and local general obligation (GO) positions were standout performers. At the state level, GO issues of Illinois, Washington and California were all meaningful contributors. On the local side, we saw strong results from Chicago GO and Chicago Board of Education bonds, which have benefited as investors have become more optimistic about the credit prospects for this financially challenged city. We also saw good results from various highly rated local government and school district bonds, as well as long-dated California zero-coupon issues.

Exposure to the nursing home sector added value, which included a position in Colorado Health and Finance bonds for the Colorado Senior Residences Project. Also boosting our results was exposure to the corporate-backed industrial development revenue bond sector, primarily due to strong performance from our investment in FirstEnergy Solutions, an energy supplier whose outlook for a financial recovery in bankruptcy is seen to have improved.

Although we experienced relatively few individual credit challenges in the portfolio, two positions stood out as notable detractors during the reporting period. First, in the multi-family housing area, our holding in Capital Trust Agency bonds for Gardens Apartments proved challenging. A second meaningful detractor was our holding in bonds of Lombard Convention Center. In both cases, the issuers were experiencing financial challenges that weighed on the securities’ prices.

Throughout the reporting period, we maintained our consistent management approach in seeking to generate tax-exempt income for shareholders. To accomplish this objective, we kept the portfolio’s duration at the longer end of our target range, so as to capitalize upon the higher yields available from longer-dated issues.

During the first half of the reporting period, we were more active than usual in adding higher quality debt to the portfolio, as we were finding better values in this part of the market in light of narrowing credit spreads. As the reporting period progressed, however, and credit spreads began to widen in the fourth quarter of the year, we were again finding increased value among lower-rated bonds and added a number of high yield opportunities at more attractive credit spreads.

As part of our typical investment process, we sought to maximize our allocation to bonds with lower and below investment grade credit ratings, which we regularly like for their higher yields. The Fund’s prospectus allows us to invest up to 20% of net assets in securities rated below BBB, which is the lowest credit tier of the investment grade universe. We often look to max out this exposure because of our confidence in Nuveen’s credit research capabilities.

During the reporting period, however, the supply of high yield bonds did not always grow as quickly as the Fund in light of new investment inflows. Accordingly, the constrained supply of high yield deals sometimes made it challenging to achieve our full allotment of below investment grade bonds. As of the end of the reporting period, we did remain relatively close to our threshold, with exposure to bonds rated BB and below at about 17% of the portfolio. As of March 31, 2019, consistent with our preference for higher yielding, lower rated debt, more than 60% of the portfolio was invested in either lower investment grade or below investment grade securities.

During the reporting period, we used Treasury futures, which had a negligible impact on the Fund’s performance.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Intermediate Index while outperforming its Lipper Intermediate Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2019.

For the full reporting period, investors in municipal bonds benefited from generally falling interest rates, especially in intermediate segments of the yield curve. Given the Fund’s natural emphasis on intermediate-duration municipal securities, this environment provided a positive backdrop for performance in absolute terms.

Meanwhile, relative to the S&P Municipal Bond Intermediate Index, sector positioning in two primary areas hampered the Fund’s performance. First, an overweight in the tobacco sector detracted from results. During the reporting period, tobacco bonds lagged the index, reflecting growing signs of a decline in tobacco consumption. Secondly, we maintained an overweight in pre-refunded bonds, whose very short maturities and high credit quality were detrimental factors in a market environment more often rewarding

8

bonds with the opposite characteristics. On the positive side, an overweight in single-family housing bonds added value, given the segment’s strong relative performance.

Overall, the Fund’s neutral interest rate positioning meant that duration had little overall impact on relative performance. We did, however, benefit from the yield curve positioning we employed to achieve that neutral stance. Specifically, our overweighting of bonds on the longer end of the intermediate yield curve added value, given these securities’ outperformance. This allocation was sufficiently helpful to overcome the negative impact of our simultaneous overweighting on the short end of the yield curve, as bonds in this part of the market lagged their longer-dated counterparts.

Credit quality positioning also contributed to relative performance. During the reporting period, bonds with lower investment grade and below investment grade credit ratings generally fared better than higher quality issues, especially in the first quarter of 2019, when investors became more comfortable assuming credit risk. Accordingly, our relative overweighting in bonds with credit ratings of A or lower contributed to results in light of these securities’ relative outperformance.

Regarding individual security selection, our allocation to bonds of FirstEnergy Solutions added particular value. These securities regained some of their losses from earlier reporting periods, as optimism grew about the company’s emergence from bankruptcy and the anticipated financial recoveries for bondholders.

While managing the Fund during the twelve-month reporting period, we focused on keeping the portfolio’s duration close to that of the benchmark. We believed this was a prudent strategy for now, in light of the Fed’s decision to pause its cycle of interest rate increases, even as we believed strong underlying economic data would not preclude rate hikes in the future. We achieved our neutral portfolio positioning by predominantly owning a balance of longer-intermediate bonds and very-short-dated issues and when owned together, these securities allowed us to achieve our desired average duration.

Given healthy investment inflows, we were relatively active in putting cash flow to work in the municipal bond market. New purchases reflected our pursuit of the Fund’s twin objectives: capital preservation and a high level of income for shareholders. When making new purchases, we continued to pay close attention to our duration target, as well as to the Fund’s sector and credit exposures. We were comfortable with the Fund’s existing allocations coming into the reporting period and thus pleased to have kept them relatively close to their starting points over the reporting period.

We continued to favor bonds with lower investment grade credit ratings when we identified favorable risk/reward trade-offs. One significant exception, however, was our purchase throughout the reporting period of bonds for state housing programs, many of which are higher rated. State housing bonds were providing particular value, in our opinion, which led us to increase the Fund’s exposure to this area.

Other categories in which we saw opportunity included the transportation sector, and especially airport issuers, which have benefited from increased air travel fueled by a strong economy; health care; and investor-owned utilities. Many tax-exempt utility bonds have short maturities, so these holdings allowed us to balance our longer-dated purchases as we sought to manage the portfolio’s duration.

Nuveen Limited Term Municipal Bond Fund

During the twelve-month reporting period ended March 31, 2019, the Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Short-Intermediate Index and the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

The Fund benefited from effective credit quality positioning. In a market environment that generally rewarded bonds with lower credit ratings over those with higher credit ratings, the portfolio’s overweight in bonds rated A and lower added to relative performance.

Sector and security selection also contributed to performance. Most notably, the Fund benefited from a relative underweight in pre-refunded bonds. These securities lagged the index, as their very short durations and high credit quality left them out of favor relative to longer-duration, lower quality bonds.

9

Portfolio Managers’ Comments (continued)

Regarding individual security selection, our allocation to bonds of FirstEnergy Solutions added value. These securities regained some of their losses from earlier reporting periods, as optimism grew about the company’s emergence from bankruptcy and the anticipated financial recoveries for bondholders. The Fund also benefited from its position in State of Illinois bonds, which gained significantly in value as investors appeared to become more optimistic about the state’s financial condition.

Meanwhile, duration and yield curve positioning had a mixed performance impact. Coming into the reporting period, the Fund was somewhat conservatively positioned from an interest rate standpoint, meaning our duration was lower than that of the index. This conservative positioning reflected our expectation that the Fed would raise rates several times in 2019, however, the Fed indicated that it did not plan to raise interest rates again in the near future. The municipal bond market rallied in response and the portfolio’s limited interest rate sensitivity subsequently weighed on relative performance. We did, however, benefit from effective yield curve positioning. Specifically, our overweight on the longer end of the limited-term municipal yield curve contributed to the Fund’s relative performance, given the outperformance of these securities. Tempering that positive effect was our overweight on the short end of the curve, as these securities lagged the index.

In managing the portfolio this reporting period, we remained focused on the Fund’s objectives of preserving capital and generating income for shareholders. Throughout the reporting period, we kept a close eye on the Fund’s duration. In the first half of the reporting period, we often emphasized shorter-duration bonds, as we wished to limit sensitivity to rising rates. In the second half of the reporting period, meanwhile, as the Fed’s intention to leave rates alone became clearer, we became more comfortable extending the Fund’s duration closer to a neutral stance. We accomplished this goal by often favoring longer-duration bonds in the final quarter of the reporting period.

In making new purchases during the reporting period, we added bonds across a variety of sectors. Highlights of these purchases included a variety of airport transportation, utility and health care bonds. When finding suitable opportunities to do so, we favored lower rated bonds we believed were offering a desirable risk/reward trade-off. Proceeds for new purchases generally came from new investment inflows and bond maturities.

Overall, however, we were comfortable with the Fund’s existing positioning coming into the reporting period, so when buying and occasionally selling bonds, we were successful in keeping the portfolio’s sector and credit quality exposures relatively consistent throughout the twelve- month reporting period.

Nuveen Short Term Municipal Bond Fund

The Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short Index but outperformed the Lipper Short Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2019.

The Fund benefited from its duration (interest rate) and yield curve positioning. Between the start of the reporting period last April 2018 and the late fall of 2018, municipal yields drifted higher. Beginning in December 2018, however, and continuing through the end of the reporting period, the municipal bond market rallied as yields declined. Over the course of the reporting period, we were modestly increasing the Fund’s duration, especially in the latter part of 2018. As municipal rates fell, this strategy added to the Fund’s result during the market rally late in the reporting period.

In particular, overweighting the longer end of our investment universe, specifically bonds with effective durations of three to five years, added to relative performance. A partly counterbalancing negative factor was exposure to bonds with very short durations, often with maturities of less than one year. We held these securities for cash-management purposes or, in the case of bonds with higher book yields, to support the Fund’s dividend.

Relative to the index, the Fund’s overweight in the industrial development revenue and health care sectors, two outperforming categories, contributed to performance. The Fund also benefitted from a relative underweight in pre-refunded bonds. These securities lagged the index, as their very short duration and high credit quality left them out of favor relative to longer duration, lower quality bonds.

10

Credit quality positioning added value. With lower quality bonds generally outperforming higher quality bonds during the reporting period, our overweighting in bonds with lower investment grade and below investment grade credit ratings, especially those rated between A to BB, contributed to relative performance.

Throughout the reporting period, we took advantage of opportunities to buy bonds subject to the alternative minimum tax (AMT). These securities, which added to the Fund’s relative performance this reporting period, typically come to market offering higher yields than comparably structured non-AMT bonds. We liked these securities for their higher income, as well as our belief that demand for AMT bonds may increase over time, as fewer taxpayers find themselves subject to the tax in light of federal tax law changes. In our view, these bonds offered an attractive combination of higher income and potential for spread narrowing. Our AMT-bond additions this reporting period included various airport bonds, as well as certain student-loan and industrial development revenue issues.

Other notable purchases included prepaid natural gas bonds. (Municipalities issue prepaid gas bonds to generate proceeds used to lock in a price for natural gas. They are generally backed by a bank or a financial institution, so their credit quality tends to be tied to that institution’s credit.) Issuance of prepaid gas bonds has increased in recent years, particularly on the short end of the yield curve that represents this Fund’s investment universe, which opened up numerous such purchase opportunities.

In the first six months of the reporting period, we most often bought bonds at the longer end of our investment universe. In particular, we favored the three- to five-year portion of the yield curve for the better income available in that part of the market. Once we reached our duration target by the second half of the reporting period, we also began adding shorter-maturity bonds to the portfolio. We were more willing to buy bonds with durations as short as one year because of a flattening yield curve that made these additions relatively more attractive.

To pay for our purchases, we used the proceeds from new investment inflows, as well as from maturing bonds. We also periodically engaged in tax-loss swaps, a strategy that involves selling bonds at a loss and then using the sale proceeds to buy similarly structured but better yielding bonds. With this strategy, we could improve the Fund’s income while simultaneously creating tax losses to apply against capital gains in the future.

An Update on FirstEnergy Solutions Corp.

FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 1, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution’s parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

In terms of FirstEnergy Solutions holdings, shareholders should note that the Nuveen All American Municipal al Bond Fund had 0.61% exposure, Nuveen Intermediate Duration Municipal Bond Fund had 1.25% exposure, Nuveen Limited Term Municipal Bond Fund had 1.51% exposure and the Nuveen Short Term Municipal Bond Fund had 0.10% exposure, which was a mix of unsecured and secured holdings.

11

Risk Considerations and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

12

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

13

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14

Fund Performance, Expense Ratios and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.11%	4.74%	6.69%
Class A Shares at maximum Offering Price	0.71%	3.84%	6.23%
S&P Municipal Bond Index	5.12%	3.73%	4.94%
Lipper General & Insured Municipal Debt Funds Classification Average	4.69%	3.58%	4.95%

Class C2 Shares	4.60%	4.17%	6.11%
Class I Shares	5.31%	4.95%	6.89%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.29%	3.90%	4.13%
Class R6 Shares	5.40%	N/A	2.54%

Since inception returns for Class C Shares and Class R6 Shares are from 2/10/14 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.72%	1.52%	1.27%	0.48%	0.52%

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	2.93%

16

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.29%	3.37%	4.31%
Class A Shares at maximum Offering Price	2.14%	2.74%	3.99%
S&P Municipal Bond Intermediate Index	5.48%	3.36%	4.43%
Lipper Intermediate Municipal Debt Funds Classification Average	4.34%	2.70%	3.78%

Class C2 Shares	4.51%	2.78%	3.72%
Class I Shares	5.37%	3.56%	4.50%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.35%	2.54%	2.58%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.68%	1.48%	1.23%	0.48%

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	0.18%

18

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

19

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.27%	1.88%	2.74%
Class A Shares at maximum Offering Price	1.64%	1.37%	2.48%
S&P Municipal Bond Short-Intermediate Index	3.99%	2.01%	2.79%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	3.68%	1.63%	2.39%

Class C2 Shares	3.97%	1.54%	2.39%
Class I Shares	4.46%	2.09%	2.95%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	3.52%	1.14%	1.09%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.62%	1.42%	0.97%	0.42%

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	0.00%

20

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.42%	0.93%	1.83%
Class A Shares at maximum Offering Price	(0.18)%	0.42%	1.57%
S&P Municipal Bond Short Index	2.66%	1.20%	1.64%
Lipper Short Municipal Debt Funds Classification Average	2.18%	0.94%	1.36%

Class I Shares	2.62%	1.14%	2.02%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	1.53%	0.26%	0.22%
Class C2 Shares	2.05%	0.60%	0.82%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within twelve months. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.72%	1.52%	1.07%	0.51%

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	0.00%

22

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

23

Yields     as of March 31, 2019

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at an assumed tax rate. Your actual income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the fund’s income generated and paid by the fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.32%	2.69%	2.89%	3.65%	3.66%
SEC 30-Day Yield	2.51%	1.84%	2.08%	2.85%	2.82%
Taxable-Equivalent Yield (24.0%)[2]	3.30%	2.42%	2.74%	3.75%	3.71%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.63%	1.94%	2.20%	2.90%
SEC 30-Day Yield-Subsidized	1.99%	1.27%	1.51%	2.25%
SEC 30-Day Yield-Unsubsidized	1.55%	0.83%	1.07%	1.56%
Taxable-Equivalent Yield-Subsidized (24.0%)[2]	2.62%	1.67%	1.99%	2.96%
Taxable-Equivalent Yield-Unsubsidized (24.0%)[2]	2.04%	1.09%	1.41%	2.05%

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.90%	1.14%	1.57%	2.12%
SEC 30-Day Yield	1.58%	0.83%	1.27%	1.82%
Taxable-Equivalent Yield (24.0%)[2]	2.08%	1.09%	1.67%	2.39%

24

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.36%	0.66%	1.07%	1.60%
SEC 30-Day Yield	1.33%	0.61%	1.05%	1.60%
Taxable-Equivalent Yield (24.0%)[2]	1.75%	0.80%	1.38%	2.11%

1

The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

25

Holding

Summaries     as of March 31, 2019

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.2%

Corporate Bonds	0.0%

Other Assets Less Liabilities	2.0%

Net Assets Plus Floating Rate Obligations	102.2%

Borrowings	(0.6)%

Floating Rate Obligations	(1.6)%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	6.9%

AAA	3.7%

AA	29.3%

A	26.0%

BBB	17.4%

BB or Lower	7.7%

N/R (not rated)	9.0%

Total	100%

Portfolio Composition

(% of total investments)

Transportation	17.6%

Health Care	15.9%

Tax Obligation/Limited	15.3%

Tax Obligation/General	10.4%

Education and Civic Organizations	9.1%

Utilities	8.5%

U.S. Guaranteed	6.6%

Water and Sewer	6.4%

Other	10.2%

Total	100%

States and Territories

(% of total municipal bonds)

California	17.7%

New York	11.3%

Illinois	9.4%

Texas	7.2%

Florida	5.4%

Colorado	5.2%

Pennsylvania	3.6%

Wisconsin	3.3%

Washington	2.7%

Indiana	2.5%

Ohio	2.3%

Massachusetts	2.0%

Virginia	1.9%

Arizona	1.7%

Kentucky	1.6%

Missouri	1.6%

Tennessee	1.5%

Other	19.1%

Total	100%

26

Holding Summaries as of March 31, 2019 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	95.9%

Corporate Bonds	0.0%

Short-Term Municipal Bonds	2.1%

Other Assets Less Liabilities	2.0%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	7.2%

AAA	5.3%

AA	27.7%

A	33.8%

BBB	14.6%

BB or Lower	5.4%

N/R (not rated)	6.0%

Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	17.1%

Transportation	15.8%

Health Care	14.5%

Tax Obligation/General	14.1%

Utilities	12.3%

U.S. Guaranteed	7.3%

Other	18.9%

Total	100%

States and Territories

(% of total municipal bonds)

Illinois	13.2%

Texas	6.6%

California	6.1%

New York	6.0%

New Jersey	5.7%

Pennsylvania	5.6%

Florida	5.2%

Ohio	4.5%

Indiana	3.3%

Wisconsin	2.8%

Colorado	2.8%

Arizona	2.6%

Louisiana	2.4%

Alabama	2.3%

Tennessee	1.9%

Oklahoma	1.8%

Nevada	1.6%

Michigan	1.6%

Georgia	1.5%

Kentucky	1.5%

Nebraska	1.4%

Other	19.6%

Total	100%

27

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.3%

Corporate Bonds	0.0%

Short-Term Municipal Bonds	1.1%

Other Assets Less Liabilities	1.6%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	2.0%

AAA	7.6%

AA	29.7%

A	39.4%

BBB	11.8%

BB or Lower	4.3%

N/R (not rated)	5.2%

Total	100%

Portfolio Composition

(% of total investments)

Utilities	20.9%

Tax Obligation/Limited	17.1%

Tax Obligation/General	15.7%

Health Care	15.3%

Transportation	10.5%

Education and Civic Organizations	3.7%

Other	16.8%

Total	100%

States and Territories

(% of total municipal bonds)

Illinois	11.0%

New York	6.3%

Ohio	6.0%

Pennsylvania	5.9%

Texas	5.4%

New Jersey	4.7%

Louisiana	4.7%

Florida	4.1%

Indiana	4.0%

Connecticut	4.0%

California	3.1%

Oklahoma	3.0%

Kentucky	2.8%

Alabama	2.6%

Washington	2.5%

Arizona	2.2%

Massachusetts	2.2%

Michigan	2.1%

Georgia	1.8%

New Mexico	1.7%

Other	19.9%

Total	100%

28

Holding Summaries as of March 31, 2019 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.7%

Short-Term Municipal Bonds	1.5%

Other Assets Less Liabilities	0.8%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	0.2%

AAA	10.2%

AA	35.8%

A	38.0%

BBB	7.8%

BB or Lower	3.7%

N/R (not rated)	4.3%

Total	100%

Portfolio Composition

(% of total investments)

Transportation	21.5%

Tax Obligation/General	16.1%

Health Care	14.6%

Utilities	14.2%

Tax Obligation/Limited	12.2%

Education and Civic Organizations	7.4%

Other	14.0%

Total	100%

States and Territories

(% of total municipal bonds)

Texas	13.3%

Minnesota	11.3%

New York	7.7%

New Jersey	7.0%

Colorado	6.2%

California	5.2%

Illinois	5.0%

Alabama	4.3%

Kentucky	3.7%

Missouri	3.1%

Wisconsin	2.6%

Pennsylvania	2.3%

Nevada	2.0%

Florida	2.0%

Arizona	1.9%

Washington	1.7%

Tennessee	1.6%

Other	19.1%

Total	100%

29

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2019.

The beginning of the period is April 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,043.90	$1,039.80	$1,040.90	$1,044.80	$1,044.90
Expenses Incurred During Period	$3.48	$7.57	$6.29	$2.31	$2.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.66	$1,017.65	$1,018.90	$1,022.81	$1,022.66
Expenses Incurred During Period	$3.45	$7.49	$6.23	$2.28	$2.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.68%, 1.48%, 1.23%, 0.45%, 0.48% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

30

Expense Examples (continued)

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,038.50	$1,034.40	$1,034.60	$1,039.40
Expenses Incurred During Period	$3.42	$7.45	$6.22	$2.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.71	$1,017.75	$1,018.95	$1,022.71
Expenses Incurred During Period	$3.40	$7.38	$6.17	$2.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.67%, 1.46%, 1.22%, and 0.47% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,030.30	$1,026.10	$1,028.40	$1,031.20
Expenses Incurred During Period	$3.21	$7.21	$4.93	$2.19
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.91	$1,017.95	$1,020.21	$1,022.91
Expenses Incurred During Period	$3.19	$7.18	$4.91	$2.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.63%, 1.42%, 0.97% and 0.43% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.10	$1,015.10	$1,018.20	$1,021.00
Expenses Incurred During Period	$3.65	$7.63	$5.41	$2.63
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.46	$1,017.50	$1,019.70	$1,022.46
Expenses Incurred During Period	$3.65	$7.64	$5.42	$2.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, 1.51%, 1.07%, and 0.52% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Municipal Trust and the Board of Directors of Nuveen Investment Funds, Inc., and Shareholders of Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, Nuveen Limited Term Municipal Bond Fund and Nuveen Short Term Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (three of the funds constituting Nuveen Municipal Trust) and Nuveen Short Term Municipal Bond Fund (one of the funds constituting Nuveen Investment Funds, Inc.) (hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Chicago, Illinois

May 29, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

32

Nuveen All-American Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.2%

	MUNICIPAL BONDS – 100.2%

	Alabama – 1.1%

$4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc, Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	BBB+	$4,650,356

14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	17,616,407

500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	522,425

12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A3	13,135,240

7,985	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	8,590,183
39,175	Total Alabama			44,514,611

	Alaska – 0.2%

3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	AA–	4,685,328

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	4/19 at 100.00	B3	1,999,960
5,855	Total Alaska			6,685,288

	Arizona – 1.7%

3,045	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	3,099,231

500	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	504,965

	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
1,250	5.000%, 9/01/37	9/28 at 100.00	A2	1,443,925
935	5.000%, 9/01/42	9/28 at 100.00	A2	1,064,535

2,500	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/36	7/27 at 100.00	AAA	2,965,000

215	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	235,305

4,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/31 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	4,171,760

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,152,640
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,142,780

33

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$610	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB	$624,908

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,105,970

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
2,205	6.000%, 7/01/33	7/20 at 102.00	BB–	2,196,577
2,325	6.000%, 7/01/43	7/20 at 102.00	BB–	2,232,814
195	6.000%, 7/01/48	7/20 at 102.00	BB–	185,439

440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB–	441,206

400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	411,272

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	830,973

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (4)	4,008,217

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A3	1,225,550
13,155	5.000%, 12/01/32	No Opt. Call	A3	16,230,507
7,675	5.000%, 12/01/37	No Opt. Call	A3	9,607,028

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,758,609
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,141,279
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,164,163

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,096,010

727	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	5/19 at 100.00	N/R	718,160
60,127	Total Arizona			69,758,823

	Arkansas – 0.0%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30 (Pre-refunded 6/01/20), 144A	6/20 at 100.00	N/R (4)	524,060
1,020	6.000%, 6/01/40 (Pre-refunded 6/01/20), 144A	6/20 at 100.00	N/R (4)	1,072,010
1,520	Total Arkansas			1,596,070

34

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 17.8%

	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
$14,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	$16,410,665
4,300	5.000%, 10/01/36	10/26 at 100.00	BBB+	4,847,691
6,045	5.000%, 10/01/37	10/26 at 100.00	BBB+	6,794,640

	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A:
2,350	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,297,995
50	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	48,156

10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/38	4/27 at 100.00	AA–	10,683,100

2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,248,560

5,450	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B, 4.000%, 4/01/47	4/27 at 100.00	A2	5,685,876

12,060	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	AA	13,829,081

10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA–	11,548,800

4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	5,300,535

1,670	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	BBB+	1,893,546

3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	3,367,544

	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	AA	1,671,824
1,105	5.000%, 2/01/31	2/27 at 100.00	AA	1,311,182

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	5,198,124

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	546,323

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,434,134

2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	2,542,558

1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,571,828

3,255	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB (4)	3,460,423

	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017:
470	5.000%, 10/01/29	10/27 at 100.00	Baa1	560,151
1,165	5.000%, 10/01/30	10/27 at 100.00	Baa1	1,376,482

35

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
$7,745	5.000%, 7/01/42	7/27 at 100.00	Baa2	$8,686,560
7,385	5.000%, 7/01/47	7/27 at 100.00	Baa2	8,216,108

5,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	Baa2	5,607,850

29,900	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB+	34,036,964

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,000	5.000%, 11/01/30	11/26 at 100.00	BBB–	1,135,980
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB–	1,181,700

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
1,750	5.000%, 2/01/42	2/27 at 100.00	A–	1,958,460
8,875	5.000%, 2/01/47	2/27 at 100.00	A–	9,885,330

640	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 11/21/45, 144A	1/29 at 100.00	Baa3	736,358

1,625	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	Baa3	1,890,379

1,100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB–	1,218,206

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A+	1,057,790

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	A+ (4)	1,040,470

33,630	California State University, Systemwide Revenue Bonds, Series 2018A, 5.000%, 11/01/48	11/28 at 100.00	Aa2	39,899,641

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 15.390%, 3/01/40 – AGM Insured (IF) (5)	3/20 at 100.00	AA	788,669

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	AA–	1,446,802

12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	AA–	13,860,240

3,960	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/49	4/29 at 100.00	AA–	4,727,844

1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	1,093,860

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	1,194,336
1,365	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	1,475,442
26,380	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	28,861,303

5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A–	5,781,904

36

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	$1,759,155

600	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A	681,660

2,900	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57	12/27 at 100.00	A+	3,275,550

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,000	5.000%, 5/15/47	5/27 at 100.00	Baa1	4,508,160
2,750	5.000%, 5/15/50	5/27 at 100.00	Baa1	3,091,193

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.750%, 7/01/30	5/19 at 100.00	CC	807,510
5,300	5.750%, 7/01/35	5/19 at 100.00	CC	5,200,254
2,000	5.500%, 7/01/39	5/19 at 100.00	CC	1,965,860

4,955	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014A, 5.000%, 8/01/44	8/22 at 102.00	AA–	5,495,293

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	454,792

	Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, Series 2018D:
7,500	5.000%, 7/01/43	7/28 at 100.00	AA	8,901,450
6,000	5.000%, 7/01/48	7/28 at 100.00	AA	7,081,440

5,225	Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	AA	6,334,268

6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,714,934

5,500	Escondido Union School District, San Diego County, California, General Obligation Bonds, Election 2014 Series 2018B, 4.000%, 8/01/47	8/27 at 100.00	AAA	5,805,855

510	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (4)	520,623

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	A–	1,045,052
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	5,936,500

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/19 at 100.00	A	1,405,138

6,285	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47	6/22 at 100.00	N/R	6,351,998

46,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/19 at 19.49	CCC+	7,404,163

1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,041,900

37

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	$1,822,511

2,750	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	3,063,143

	Long Beach, California, Harbor Revenue Bonds, Series 2017:
1,600	5.000%, 5/15/36 (AMT)	5/27 at 100.00	AA	1,875,072
1,400	5.000%, 5/15/37 (AMT)	5/27 at 100.00	AA	1,632,666
1,410	5.000%, 5/15/40 (AMT)	5/27 at 100.00	AA	1,629,410

	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A:
9,330	5.000%, 7/01/39	7/28 at 100.00	AAA	11,279,503
10,340	5.000%, 7/01/44	7/28 at 100.00	AAA	12,359,505

15,265	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)	11/27 at 100.00	AA–	17,672,443

10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/48 (AMT)	5/29 at 100.00	AA–	11,758,700

	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,300	5.000%, 7/01/34	1/27 at 100.00	AA+	2,745,901
2,500	5.000%, 7/01/35	1/27 at 100.00	AA+	2,974,150

7,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	AA+	8,812,650

1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	1,012,900

	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
8,945	5.000%, 7/01/34 – BAM Insured	1/28 at 100.00	AA	10,755,915
7,475	5.000%, 7/01/38	1/28 at 100.00	AAA	8,882,244

	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A:
9,320	5.000%, 6/01/43	6/28 at 100.00	AA	11,123,140
16,990	5.000%, 6/01/48	6/28 at 100.00	AA	20,105,456

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/35	6/27 at 100.00	AA	3,016,750

500	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	562,015

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36 (Pre-refunded 3/15/20)	3/20 at 100.00	AA– (4)	3,113,040

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AA	1,027,680

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,074,110

2,565	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A, 5.000%, 10/01/42, 144A	10/28 at 100.00	BBB–	2,793,516

38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
$2,800	7.000%, 11/01/34	No Opt. Call	A	$4,135,936
2,500	6.500%, 11/01/39	No Opt. Call	A	3,630,175

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	15,028,200

	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,250	5.000%, 8/15/41	8/26 at 100.00	N/R	1,361,500
2,000	5.000%, 8/15/46	8/26 at 100.00	N/R	2,170,840

	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	616,530
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	605,630

840	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	5/19 at 12.00	CCC+	822,377

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/19 at 100.00	N/R	1,756,547

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	3,088,860

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,818,619

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA–	3,478,549

5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	2,533,905

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (6)	8/36 at 100.00	AA	15,864,300

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)	6/20 at 100.00	A– (4)	4,233,280

5,775	Riverside, California, Sewer Revenue Bonds, Refunding Series 2018A, 5.000%, 8/01/39	8/28 at 100.00	AA–	6,947,036

715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Packard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	787,530

	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C:
4,305	5.000%, 7/01/37 (AMT)	7/28 at 100.00	A+	5,075,121
6,000	5.000%, 7/01/38 (AMT)	7/28 at 100.00	A+	7,051,860
5,000	5.000%, 7/01/39 (AMT)	7/28 at 100.00	A+	5,859,650

860	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/19 at 100.00	N/R	870,217

39

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
$8,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	A	$9,165,200
2,500	5.000%, 7/01/47	7/27 at 100.00	A	2,900,125
3,615	5.000%, 7/01/47 (AMT)	7/27 at 100.00	A	4,122,185

6,895	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Subordinate Lien Series 2018A, 5.250%, 8/01/47	8/28 at 100.00	Aa3	8,334,676

	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,159,541
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	7,238,246

12,300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)	5/26 at 100.00	A+	13,896,663

12,715	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	14,547,994

5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)	5/29 at 100.00	A+	5,889,750

1,920	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	1,961,645

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	681,370

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB+	14,622,552

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	A–	10,721,449

2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (AMT)	No Opt. Call	A	2,182,540

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (4)	484,876

2,355	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)	12/19 at 100.00	A+ (4)	2,410,460

275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	282,945

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	BBB+ (4)	561,480

4,750	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	4/19 at 100.00	B+	4,750,523

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured (Pre-refunded 9/01/20)	9/20 at 100.00	AA (4)	967,122

40

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,500	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/47	1/28 at 100.00	BBB+	$3,905,265

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (6)	8/26 at 100.00	AA	5,831,200

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	1,518,840

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	2,126,241
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,127,007
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	2,255,233

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	1,552,794
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,308,160
690,950	Total California			723,529,326

	Colorado – 5.2%

1,400	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	A+	1,535,954

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	5/19 at 100.00	BB+	2,068,696

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	3,437,146

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	AA–	1,027,983

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	AA–	2,515,000

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured (Pre-refunded 5/15/19)	5/19 at 100.00	AA (4)	3,014,220

6,570	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory Put 11/20/25)	No Opt. Call	AA	7,793,203

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	1,530,225

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	1,498,854

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	A–	12,890,640

41

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	$797,391

6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	6/25 at 100.00	A–	6,644,384

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,151,440

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,078,420

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	1,181,246

1,000	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 13.00	N/R	1,080,250

8,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	Aa2	9,454,560

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39	12/22 at 100.00	N/R	1,038,520

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	2,048,207

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	AA–	1,832,589

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (AMT)	11/23 at 100.00	A+	5,518,250

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
4,000	5.000%, 12/01/26 (AMT)	No Opt. Call	A+	4,807,600
10,510	5.000%, 12/01/34 (AMT)	12/28 at 100.00	A+	12,528,550
24,390	5.000%, 12/01/35 (AMT)	12/28 at 100.00	A+	28,947,027

19,500	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Improvement Series 2018A, 5.000%, 8/01/48	8/26 at 100.00	AA	22,370,205

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
510	5.000%, 12/01/31	12/26 at 100.00	Baa2	576,101
3,500	5.000%, 12/01/32	12/26 at 100.00	Baa2	3,949,155
1,200	5.000%, 12/01/33	12/26 at 100.00	Baa2	1,354,884
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	636,066
300	5.000%, 12/01/35	12/26 at 100.00	Baa2	336,216

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	10,193,012

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	14,728
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	278,040
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	12,825
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	15,356

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	7,905,275

42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	$1,369,345

1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	1,056,083

1,764	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,800,021

1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,406,400

720	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	746,568

3,600	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,672,648

9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	9,236,649

2,025	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2009, 6.375%, 12/01/37 – AGC Insured (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	2,089,921

620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	A	677,871

6,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	6,466,572

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,170	6.250%, 11/15/28	No Opt. Call	A+	2,753,361
3,580	6.500%, 11/15/38	No Opt. Call	A+	5,220,965

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	BBB+	1,038,274
4,265	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,383,567

575	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	Baa2	638,739

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	833,289
193,869	Total Colorado			210,452,491

	Connecticut – 0.5%

860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/53, 144A	9/26 at 100.00	BB	891,760

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	1,090,090

11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA–	12,470,150

43

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,675	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/35	8/25 at 100.00	A+	$1,861,109

1,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,606,035

428	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (4)	445,775

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	1,989,558
18,263	Total Connecticut			20,354,477

	Delaware – 0.1%

1,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,038,690

1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB+	1,032,120

2,450	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project, Series 2018, 5.000%, 6/01/48	12/28 at 100.00	BBB	2,728,835

600	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation – Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/58	1/28 at 100.00	BBB–	640,554
5,050	Total Delaware			5,440,199

	District of Columbia – 0.4%

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,470	5.000%, 10/01/33 (AMT)	10/28 at 100.00	AA–	10,137,150
3,000	5.000%, 10/01/34 (AMT)	10/28 at 100.00	AA–	3,577,860
3,000	5.000%, 10/01/35 (AMT)	10/28 at 100.00	AA–	3,568,140
14,470	Total District of Columbia			17,283,150

	Florida – 5.4%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	332,253
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,511,301

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	1,291,862

445	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/19 at 100.00	N/R	435,197

6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured (Pre-refunded 10/01/21)	10/21 at 100.00	AA (4)	6,515,940

	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/01/40	7/25 at 100.00	B–	1,143,045
1,380	5.000%, 7/01/50	7/25 at 100.00	B–	1,031,495

12,970	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	13,684,128

44

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$7,060	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2016B, 4.000%, 7/01/39	7/26 at 100.00	A+	$7,502,591

4,710	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	AA	4,735,717

1,125	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,272,049

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	1,025,000

1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,025,350

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,078,006

1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	1,635,045

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,036,820

500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A, 6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	512,655

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,290,660

1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,591,830

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
805	5.500%, 6/15/22, 144A	No Opt. Call	N/R	818,130
1,100	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	1,117,358

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
450	4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	473,449
550	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	579,634

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	A–	7,332,168

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,334,013
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,101,180
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,287,610

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (AMT)	5/19 at 100.00	N/R	1,001,510

840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	850,954

45

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)	10/24 at 100.00	AA–	$3,463,063

	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A:
6,285	5.250%, 10/01/42	10/27 at 100.00	AA	7,359,672
3,930	5.250%, 10/01/47	10/27 at 100.00	AA	4,584,031

735	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	5/19 at 100.00	BB–	735,118

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB–	879,506
1,375	5.750%, 6/15/42	6/22 at 100.00	BB–	1,378,052

6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A+	7,419,294

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (AMT), 144A	6/20 at 100.00	BBB+	902,231
9,500	4.200%, 12/15/25 (AMT), 144A	6/20 at 100.00	BBB+	9,680,500

6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,076,835

7,405	Miami Beach, Florida, Stormwater Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/47	9/22 at 100.00	AA–	8,054,122

860	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/36	8/27 at 100.00	A+	991,726

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1:
1,250	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (4)	1,321,262
335	5.375%, 10/01/35	10/20 at 100.00	A	352,534

12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (AMT)	10/25 at 100.00	A	13,706,814

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured (Pre-refunded 6/01/19) (UB) (5)	6/19 at 100.00	AA (4)	1,046,978

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	AA–	24,128,916

7,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Series 2019A, 5.000%, 10/01/47	4/29 at 100.00	A+	8,622,900

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
550	4.500%, 6/01/27	6/21 at 100.00	A–	572,049
625	5.000%, 6/01/32	6/21 at 100.00	A–	650,706
750	5.000%, 6/01/36	6/21 at 100.00	A–	777,720
875	5.125%, 6/01/42	6/21 at 100.00	A–	906,535

5,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	A–	5,853,238

46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,006	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	$1,022,066

	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
5,000	5.000%, 8/15/31	8/27 at 100.00	AA–	5,980,700
3,655	5.000%, 8/15/47	8/27 at 100.00	AA–	4,188,484

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A–	558,120

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	38,130

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (6)	5/19 at 100.00	N/R	288,634

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	174,409

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (7)	5/19 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (7)	5/19 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1 RMKT, 6.650%, 5/01/40	5/19 at 100.00	N/R	14,126

95	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1 RMKT, 5.250%, 5/01/39	5/19 at 100.00	N/R	81,026

435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/19 at 100.00	N/R	354,703

270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/19 at 100.00	N/R	181,022

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)	5/19 at 100.00	N/R	3

2,155	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/19 at 100.00	N/R	2,157,306

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	265,495

1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	1,561,155

	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Refunding Series 2017:
2,380	5.000%, 10/15/42	10/27 at 100.00	A3	2,686,330
3,000	5.000%, 10/15/47	10/27 at 100.00	A3	3,377,670

13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	14,586,520

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
470	5.125%, 5/01/36	5/28 at 100.00	N/R	480,533
930	5.500%, 5/01/46	5/28 at 100.00	N/R	979,448
203,951	Total Florida			219,986,639

47

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia – 1.2%

	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
$2,500	6.750%, 1/01/35	1/28 at 100.00	N/R	$2,531,050
1,000	7.000%, 1/01/40	1/28 at 100.00	N/R	1,016,310

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B:
4,565	5.375%, 11/01/39 – AGM Insured (Pre-refunded 11/01/19)	11/19 at 100.00	AA (4)	4,668,169
2,435	5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA	2,485,015

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	10,689,700

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,205,952

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured (Pre-refunded 12/01/20)	12/20 at 100.00	AA (4)	1,073,480

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,040,361
1,000	5.500%, 9/15/28	No Opt. Call	A+	1,250,430

5,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A2	5,775,600

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa1	1,707,199

13,120	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A3	14,275,085

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured (Pre-refunded 6/15/19)	6/19 at 100.00	AA (4)	1,006,950
45,270	Total Georgia			48,725,301

	Guam – 0.2%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	1,063,850

2,000	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,052,720

1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A– (4)	1,055,622

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	1,857,280
5,635	Total Guam			6,029,472

	Hawaii – 0.3%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	AA–	1,676,085

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,057,920

48

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
$865	8.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	$902,671
1,250	9.000%, 11/15/44 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,306,187

4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	AA–	5,066,857
9,160	Total Hawaii			10,009,720

	Idaho – 0.2%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	2,130,674
205	5.000%, 9/01/37	9/26 at 100.00	BB+	222,718

	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2018A:
2,435	5.000%, 3/01/36	9/28 at 100.00	A–	2,809,479
2,250	5.000%, 3/01/37	9/28 at 100.00	A–	2,581,515

2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB–	2,132,140
9,190	Total Idaho			9,876,526

	Illinois – 9.4%

	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,295	5.000%, 12/15/30 – AGM Insured (Pre-refunded 12/15/21)	12/21 at 100.00	AA (4)	1,411,705
705	5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	749,944

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	Baa2	1,260,224
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	Baa2	1,483,259

67,800	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	78,662,916

590	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	BB–	605,777

1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	BB–	1,280,258

35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	BB–	41,080,214

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,211,531

1,550	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	1,553,922

3,180	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (AMT)	1/25 at 100.00	A	3,494,566

900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	945,873

8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	10,057,335

49

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	$1,011,301

13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	14,895,888

125	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/34	5/19 at 100.00	BBB+	125,243

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	1/21 at 100.00	BBB+	409,932
1,035	5.000%, 1/01/40	1/21 at 100.00	BBB+	1,052,543

1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	1,033,520

7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	8,146,488

1,635	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 1/01/22 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+ (4)	1,675,352

1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,383,149

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,448,009
935	5.000%, 1/01/25	No Opt. Call	BBB+	1,024,947
2,500	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,734,450
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	754,258
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,308,132

2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,385,966

715	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	772,000

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	4,626,702

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	BB	2,082,540

	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 38.17	AA–	367,610
750	0.000%, 2/01/36	2/21 at 35.47	AA–	256,208

575	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	586,218

1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,473,724

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	AA+	2,478,594

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	1,281,719

	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010:
710	6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	745,408
1,290	6.125%, 5/15/27	5/20 at 100.00	BBB–	1,333,705

50

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa2	$3,966,434

10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	11,862,137

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,028,020

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A:
510	6.000%, 5/15/39	5/20 at 100.00	A	525,443
1,635	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,714,281

10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	11,723,817

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,588,214

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	25,563
2,875	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,939,774

895	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A–	1,008,298

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C:
1,335	6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	1,340,460
1,665	6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (5)	No Opt. Call	N/R (4)	1,671,810

20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	AA–	20,520

1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,228,340

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	9,175,230

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured (Pre-refunded 3/01/20)	3/20 at 100.00	AA (4)	955,840

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,343,160

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B:
470	5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	491,488
930	5.000%, 8/15/26	8/20 at 100.00	AA–	968,204

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,606,995

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (5)	5/19 at 100.00	AA+	4,004,040

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,191,581

8,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/30	1/26 at 100.00	BBB	8,622,320

51

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/27	5/24 at 100.00	BBB	$5,337,350

5,325	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/24	No Opt. Call	BBB	5,826,242

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	BBB	5,788,603
5,910	5.000%, 3/01/26	3/22 at 100.00	BBB	6,159,638
500	5.000%, 3/01/27	3/22 at 100.00	BBB	520,215

1,440	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28	7/23 at 100.00	BBB	1,533,902

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	A–	5,186,500

3,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2, 5.500%, 1/01/30	5/19 at 100.00	N/R	2,866,140

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB	899,701

1,280	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BBB	1,360,064

5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB	5,691,708

1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB	1,290,440

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	7,470,392

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	5,382,400

1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,005,972

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	905,874

3,890	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	4,168,757

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,580,389

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	16,089,080
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,855,281

5,000	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A, 4.000%, 4/01/32	4/23 at 100.00	A1	5,167,450

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	8,374,981
356,626	Total Illinois			383,654,178

	Indiana – 2.5%

695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	721,792

52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$6,495	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health, Series 2018A, 5.000%, 11/01/43	11/28 at 100.00	AA–	$7,456,650

5,215	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 5.250%, 10/15/20	No Opt. Call	A+	5,468,814

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	B	1,411,788

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,543,162
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,052,151

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016:
3,710	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	3,812,173
6,075	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	6,238,174

5,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2018, 4.000%, 6/01/44	12/28 at 100.00	A1	5,175,250

1,640	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	A3	1,811,872

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	N/R (4)	1,031,840

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,190,110

9,215	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (AMT)	7/23 at 100.00	A–	9,824,572

15,205	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	17,276,377

8,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	AA	9,021,360

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Ba1	1,615,451
1,400	5.000%, 4/01/27	4/22 at 100.00	Ba1	1,474,662
1,560	5.000%, 4/01/29	4/22 at 100.00	Ba1	1,636,721

	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
335	5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	366,507
9,185	7.000%, 1/01/44 (AMT)	1/24 at 100.00	N/R	10,682,063

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc, Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	5,744,350
93,055	Total Indiana			101,555,839

	Iowa – 0.5%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,373,189

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured (Pre-refunded 8/15/19)	8/19 at 100.00	A3 (4)	506,775

53

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$2,980	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22 (WI/DD, Settling 4/03/19)	12/20 at 103.00	B+	$2,999,609

5,375	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	5,797,851

1,015	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B+	1,068,917

3,920	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50	12/22 at 103.00	B+	4,138,187

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	AAA	1,022,930

1,070	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (AMT)	12/19 at 102.00	A	1,117,069

2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	5/19 at 100.00	B	2,045,143
20,180	Total Iowa			21,069,670

	Kansas – 0.2%

1,500	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016, 5.000%, 12/01/36	12/26 at 100.00	Baa3	1,639,155

1,320	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc., Series 2016, 5.000%, 12/01/41	12/26 at 100.00	Baa3	1,424,491

	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C:
100	5.500%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	102,330
4,440	5.500%, 11/15/29	11/19 at 100.00	AA	4,539,234

1,250	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	5/19 at 100.00	BB+	1,251,875

825	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	844,949
9,435	Total Kansas			9,802,034

	Kentucky – 1.7%

	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
2,545	5.000%, 9/01/43	9/28 at 100.00	A2	2,916,315
2,600	5.000%, 9/01/48	9/28 at 100.00	A2	2,975,856

6,345	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A	6,690,105

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (4)	2,620,300
2,480	6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (4)	2,606,455

2,630	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2017A, 5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	2,960,512

54

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$5,655	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	BBB+	$6,188,606

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018:
2,000	5.000%, 5/01/35	5/28 at 100.00	A1	2,311,780
2,500	5.000%, 5/01/36	5/28 at 100.00	A1	2,879,400
4,000	5.000%, 5/01/37	5/28 at 100.00	A1	4,582,280

	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2016A:
5,735	5.000%, 10/01/31	10/26 at 100.00	A+	6,622,434
2,785	4.000%, 10/01/35	10/26 at 100.00	A+	2,901,608

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	N/R	5,339,350

12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	13,695,412

1,635	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	N/R	1,657,465
61,160	Total Kentucky			66,947,878

	Louisiana – 0.9%

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	1

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+ (4)	2,021,040

26,705	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A	7/23 at 100.00	N/R	29,265,208

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,050,560

2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A3	2,222,566

1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	1,133,160
32,850	Total Louisiana			35,692,535

	Maine – 0.4%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BB	2,173,040
10,390	6.750%, 7/01/41	7/21 at 100.00	BB	11,244,474

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,722,542

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	508,341
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,102,390
15,515	Total Maine			16,750,787

55

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.4%

$14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A	$15,888,751

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/19 at 100.00	BB+	1,004,390
15,350	Total Maryland			16,893,141

	Massachusetts – 2.0%

8,620	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Capital Appreciation Series 2016A, 0.000%, 7/01/32	7/26 at 85.54	AA	5,914,182

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	5/19 at 100.00	N/R	4,189,920

	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,349,280
5,590	5.000%, 7/01/37	7/26 at 100.00	BBB	6,239,390

10,410	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/47	1/27 at 100.00	BBB+	11,539,901

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	1,656,270

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB	1,129,309

	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
2,500	5.000%, 7/01/39	1/29 at 100.00	BBB+	2,865,250
10,165	5.000%, 7/01/44	1/29 at 100.00	BBB+	11,550,591

	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
3,490	5.000%, 6/01/43	6/28 at 100.00	AA–	4,109,161
6,210	5.000%, 6/01/48	6/28 at 100.00	AA–	7,282,715

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 10.673%, 7/01/34 (IF)	7/19 at 100.00	AA–	6,836,424

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A:
3,025	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	3,056,884
1,525	5.750%, 7/01/39	7/19 at 100.00	Baa2	1,540,692

3,010	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	3,364,428

5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/43	11/27 at 100.00	Aa1	5,857,250

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2015-XF2181, 10.807%, 8/01/38 (IF) (5)	8/19 at 100.00	AAA	2,406,171
76,630	Total Massachusetts			80,887,818

	Michigan – 0.9%

6,850	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	6,186,166

56

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, WA Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured (Pre-refunded 6/01/20)	6/20 at 100.00	AA (4)	$831,600

10,115	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45	6/26 at 100.00	AA–	11,424,994

270	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/19 at 100.00	BBB–	270,305

	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
295	6.000%, 10/01/21	No Opt. Call	B	283,775
500	7.000%, 10/01/31	10/21 at 100.00	B	480,730
1,000	7.000%, 10/01/36	10/21 at 100.00	B	933,320

2,485	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	2,899,821

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,606,978

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	5/19 at 100.00	BBB	1,251,750

1,220	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	5/19 at 100.00	N/R	1,220,012

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa2	811,980
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,169,320

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	512,505
1,480	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,518,140

5,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A+	5,482,100
36,065	Total Michigan			37,883,496

	Minnesota – 1.1%

310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	298,880

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project,Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	155,807
270	5.000%, 7/01/47	7/24 at 102.00	N/R	276,240

4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	4,162,063

	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	246,560
675	5.250%, 1/01/46	1/23 at 100.00	N/R	655,128

57

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
$1,555	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	$1,595,150
1,250	5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	1,280,312

2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,617,127

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	3,051,120

2,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	2,515,680

500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	484,910

16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A	10/22 at 100.00	BBB–	15,934,116

	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
535	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	566,437
235	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	281,401

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
2,500	5.000%, 11/15/27 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	2,993,625
2,080	5.250%, 11/15/28 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	2,202,221

2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	2,288,922

3,750	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,154,737
45,000	Total Minnesota			45,760,436

	Mississippi – 0.1%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,642,150

	Missouri – 1.6%

3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,950,228

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,504,852

8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,294,991

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	1,311,950

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 2015-XF0046, 10.752%, 11/15/39 (IF)	11/19 at 100.00	AA+	4,742,214

58

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	$2,604,870

15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	16,178,593

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	3,420,300
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	4,581,500
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	3,914,125
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	4,187,610
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	3,429,900
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	1,089,900

1,288	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/19 at 100.00	N/R	1,284,883

1,390	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	5/19 at 100.00	N/R	810,731
73,573	Total Missouri			63,306,647

	Montana – 0.4%

2,505	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	A	2,874,538

1,910	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	BBB	2,123,041

9,130	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A, 5.000%, 8/15/48	8/28 at 100.00	AA–	10,637,637
13,545	Total Montana			15,635,216

	Nebraska – 1.0%

3,075	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/30	No Opt. Call	A	3,646,858

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,332,000

1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A	1,898,897

	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2016A:
18,465	5.000%, 2/01/46 (UB) (5)	2/26 at 100.00	A+	20,789,559
10,000	5.000%, 2/01/49 (UB) (5)	2/26 at 100.00	A+	11,223,800
37,280	Total Nebraska			41,891,114

	Nevada – 1.5%

	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
265	5.000%, 9/01/29	9/27 at 100.00	A–	309,414
750	5.000%, 9/01/30	9/27 at 100.00	A–	868,807
730	5.000%, 9/01/32	9/27 at 100.00	A–	832,492
1,965	5.000%, 9/01/42	9/27 at 100.00	A–	2,166,511
1,150	5.000%, 9/01/47	9/27 at 100.00	A–	1,263,850

59

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$13,600	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48	6/28 at 100.00	AA+	$15,878,952

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	2,047,540

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,166,861
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,753,398

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	2,023,740
1,500	8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,519,170

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,657,725

20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/46 (UB) (5)	6/26 at 100.00	AA+	22,871,600

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
110	4.000%, 6/01/19	No Opt. Call	N/R	110,204
95	4.000%, 6/01/20	No Opt. Call	N/R	96,338
745	4.000%, 6/01/21	No Opt. Call	N/R	761,889
340	5.000%, 6/01/23	No Opt. Call	N/R	362,984
200	4.250%, 6/01/24	6/23 at 103.00	N/R	205,972

1,765	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,830,640

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
20	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	21,504
25	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	26,880
365	5.000%, 7/01/32	7/21 at 100.00	Aa2	390,627
53,050	Total Nevada			59,167,098

	New Hampshire – 0.3%

8,170	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42 (AMT), 144A	7/23 at 100.00	B1	8,337,321

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 2016-XL0025, 11.651%, 6/01/39 (IF) (5)	6/19 at 100.00	N/R	3,366,341

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,000	5.000%, 8/01/34	2/28 at 100.00	A	1,165,800
725	5.000%, 8/01/36	2/28 at 100.00	A	835,802
13,200	Total New Hampshire			13,705,264

	New Jersey – 1.5%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	4,926,228

60

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A3	$1,469,087

3,215	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 4.000%, 7/01/34	7/27 at 100.00	BBB+	3,265,057

9,090	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	A–	10,530,856

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
1,000	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB	1,080,630
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB	1,802,526

2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	BB	2,569,595

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	876,174

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	605,856

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	AA	1,179,080

1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,611,431

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 16.020%, 6/01/30 – Insured (IF) (5)	6/19 at 100.00	AAA	1,371,526

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,475	5.000%, 6/15/30	6/26 at 100.00	A+	1,674,081
1,035	5.000%, 6/15/31	6/26 at 100.00	A+	1,168,857

11,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/32	12/28 at 100.00	A–	12,733,839

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,866,864

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured (Pre-refunded 12/01/19)	12/19 at 100.00	A3 (4)	1,028,290

1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	1,949,042

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,047,720

6,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BBB	6,512,583
56,200	Total New Jersey			62,269,322

61

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico – 0.2%

$3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	$3,094,110

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory Put 8/01/19)	8/19 at 100.00	Aa2	3,101,928
6,070	Total New Mexico			6,196,038

	New York – 11.3%

11,125	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	12,418,392

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	1,139,479
7,745	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	8,045,583

	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A:
500	4.500%, 6/01/27	6/24 at 103.00	BBB–	544,430
250	5.000%, 6/01/35	6/24 at 103.00	BBB–	271,542

1,440	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,643,674

2,500	Build New York City Resource Corporation, New York, Revenue Bonds, Manhattan College, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A–	2,859,550

4,450	Dormitory Authority of the State of New York, New York State University Facilities Revenue Bonds, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	Aa3	5,233,689

8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	9,020,995

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	5,202,651

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	114,029
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	339,825

	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	605,120
175	5.000%, 7/01/32	7/27 at 100.00	A+	207,070

14,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 5.000%, 3/15/38	3/28 at 100.00	AA+	16,692,760

	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C:
8,000	5.000%, 3/15/36	3/28 at 100.00	AA+	9,605,840
10,000	5.000%, 3/15/37	3/28 at 100.00	AA+	11,959,900

1,365	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	1,395,344

62

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
$245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	$264,451
155	5.750%, 2/15/47	2/21 at 100.00	Aa2	166,202

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A– (4)	3,010,920

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured (Pre-refunded 5/01/21)	5/21 at 100.00	AA (4)	1,072,490
1,980	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A– (4)	2,123,530

	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34	7/27 at 100.00	AA–	1,663,018
1,000	5.000%, 7/01/36	7/27 at 100.00	AA–	1,181,090
1,000	5.000%, 7/01/37	7/27 at 100.00	AA–	1,176,180

7,100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A–	7,976,069

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A–	263,623
300	5.000%, 7/01/24	No Opt. Call	A–	343,671
210	5.000%, 7/01/26	7/24 at 100.00	A–	239,509

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (7)	5/19 at 11.00	N/R	1,965,000
1,000	5.875%, 10/01/46 (7)	5/19 at 11.00	N/R	655,000

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	5/19 at 100.00	AA	718,368

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	1,156,630

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE:
5,000	5.000%, 6/15/36	6/27 at 100.00	AA+	5,930,450
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	5,905,650

18,515	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	22,270,583

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 13.536%, 6/15/39 (IF)	6/19 at 100.00	N/R	1,026,060

5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1, 5.000%, 7/15/35	7/27 at 100.00	AA	5,936,900

3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018 Series Subseries S-4A, 5.000%, 7/15/33	7/28 at 100.00	AA	3,650,520

63

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$22,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/35	7/28 at 100.00	AA	$26,545,200

15,085	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	17,280,622

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
12,000	5.000%, 8/01/40	8/28 at 100.00	AAA	14,278,440
7,220	5.000%, 8/01/42	8/28 at 100.00	AAA	8,564,725

14,965	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/44	3/28 at 100.00	Aa1	17,552,448

	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
7,000	5.000%, 4/01/39	4/28 at 100.00	Aa1	8,296,680
9,775	5.000%, 4/01/43	4/28 at 100.00	Aa1	11,482,301
5,000	5.000%, 4/01/45	4/28 at 100.00	Aa1	5,865,550

	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1:
3,800	5.000%, 12/01/40	12/28 at 100.00	Aa1	4,526,788
13,695	5.000%, 12/01/44	12/28 at 100.00	Aa1	16,224,329

20,730	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	22,117,666

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,:

24,465	5.000%, 6/15/42	6/27 at 100.00	AAA	28,771,819
15,000	5.000%, 6/15/46	6/27 at 100.00	AAA	17,563,350
7,820	5.000%, 6/15/48	6/28 at 100.00	AAA	9,265,840

2,660	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	2,771,055

2,495	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/20 (AMT)	No Opt. Call	BB	2,577,909

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
4,000	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa3	4,487,840
10,515	5.000%, 1/01/27 (AMT)	No Opt. Call	Baa3	12,391,507
10,000	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	11,940,700

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (AMT)	7/24 at 100.00	AA	8,398,922
6,060	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	6,562,435
8,280	5.250%, 1/01/50 (AMT)	7/24 at 100.00	BBB	9,034,474

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB+	842,946

64

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	$1,232,735

	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
4,000	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	4,640,240
5,000	5.000%, 2/01/26 – AGM Insured	No Opt. Call	AA	5,894,150
3,675	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,402,246

1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA–	1,589,650

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A3	1,463,644

4,405	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	4,415,264

8,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	8,642,320

5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	5,692,596
403,195	Total New York			461,312,178

	North Carolina – 0.3%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 10.877%, 7/01/38 (IF) (5)	7/20 at 100.00	N/R	1,988,741

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (4)	1,118,340

	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	362,309
890	5.000%, 10/01/37	10/24 at 102.00	N/R	946,568

	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB–	2,100,901
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB–	1,091,330
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB–	4,674,497
11,250	Total North Carolina			12,282,686

	North Dakota – 0.3%

2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	2,851,591

2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,112,612

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	A–	2,161,488
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,752,509
10,280	Total North Dakota			10,878,200

65

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 2.4%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$8,960	5.125%, 6/01/24	4/19 at 100.00	B–	$8,553,216
12,920	5.875%, 6/01/30	4/19 at 100.00	B–	12,645,450
4,060	5.750%, 6/01/34	4/19 at 100.00	B–	3,925,777
20,260	5.875%, 6/01/47	4/19 at 100.00	B–	19,808,202

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	3,169,710
2,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	2,128,680

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB	3,136,064

525	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	5/19 at 100.00	A–	526,586

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	Baa1 (4)	6,477,427

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,599,150

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,616,235

3,700	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	3,182,000

2,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	2,150,000

1,075	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38 (AMT), 144A	1/28 at 100.00	N/R	1,110,798

1,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (7)	No Opt. Call	N/R	1,290,000

700	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (7)	No Opt. Call	N/R	602,000

7,625	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory Put 5/01/20) (AMT) (7)	No Opt. Call	N/R	6,557,500

	Southeastern Ohio Port Authority, Hosptial Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
1,025	5.000%, 12/01/22	No Opt. Call	BB–	1,072,201
3,000	5.750%, 12/01/32	12/22 at 100.00	BB–	3,239,370
2,000	6.000%, 12/01/42	12/22 at 100.00	BB–	2,127,000

700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	727,790

66

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,940	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (AMT)	5/19 at 101.00	Aa1	$2,969,870

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Ba2	2,130,620
2,695	5.000%, 12/01/32	12/22 at 100.00	Ba2	2,829,588
97,045	Total Ohio			95,575,234

	Oklahoma – 0.6%

1,470	Oklahoma City Airport Trust, Oklahoma, Revenue Bonds, Thirty-Third Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A+	1,675,050

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
4,385	5.500%, 8/15/52	8/28 at 100.00	Baa3	5,056,124
3,250	5.500%, 8/15/57	8/28 at 100.00	Baa3	3,724,793

2,500	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc- Cross Village Student Housing Project, Series 2017, 5.000%, 8/01/52	8/27 at 100.00	BB	2,319,825

9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	BB–	9,983,638
20,695	Total Oklahoma			22,759,430

	Oregon – 0.5%

8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc, Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,411,200

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,993,383
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,723,104

840	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30 (Pre-refunded 9/01/20), 144A	9/20 at 100.00	N/R (4)	886,200

360	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (AMT)	1/20 at 100.00	Aaa	364,741

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (AMT)	7/20 at 100.00	AA–	7,416,730
20,310	Total Oregon			21,795,358

	Pennsylvania – 3.6%

315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	BB–	318,484

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	BBB (4)	1,269,652

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018:
500	5.000%, 5/01/23, 144A	No Opt. Call	Ba3	535,940
300	5.000%, 5/01/42, 144A	5/28 at 100.00	Ba3	325,404

67

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
$6,835	5.000%, 5/01/28, 144A	No Opt. Call	N/R	$7,270,595
1,580	5.375%, 5/01/42, 144A	5/28 at 100.00	N/R	1,667,595

3,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory Put 7/01/21) (7)	No Opt. Call	N/R	3,225,000

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
5,800	4.375%, 1/01/35(Mandatory Put 7/01/22) (7)	No Opt. Call	N/R	5,800,000
455	3.500%, 4/01/41(Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	391,300

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	1,720,000

1,545	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	1,660,334

5,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/39	1/29 at 100.00	A+	6,577,230

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A:
2,185	5.000%, 9/01/43	9/28 at 100.00	A+	2,488,562
5,445	5.000%, 9/01/48	9/28 at 100.00	A+	6,189,440

705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	740,264

910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 13.692%, 8/01/24 (IF) (5)	8/20 at 100.00	N/R	1,064,682

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Ba1	2,027,400
1,310	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,429,053

1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)	11/24 at 100.00	N/R	1,734,711

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B	1,022,570

4,500	Pennsylvania Economic Development Financing Authority, Governmental Lease Revenue Bonds, Forum Place Project, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	A	4,723,110

2,105	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,155,878

68

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
$10,395	5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	$11,454,043
3,750	5.000%, 6/30/42 (AMT)	6/26 at 100.00	BBB	4,101,150

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	1,261,800

7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	8,272,940

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	18,627,000

	Philadelphia Authority for Industrial Development, City Service Agreement Revenue Bonds, Series 2018:
2,500	5.000%, 5/01/36	5/28 at 100.00	A	2,894,425
2,250	5.000%, 5/01/37	5/28 at 100.00	A	2,594,812

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BB	491,962

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	2,091,560

4,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/34 (AMT)	7/27 at 100.00	A	4,638,200

260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	269,116

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	2,533,843

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	11/22 at 100.00	A+	9,788,681

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,490,648

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	AA– (4)	3,220,680

	The Hospitals and Higher Education Facilities Authority of Philadelphia, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
8,865	5.000%, 7/01/31	7/27 at 100.00	BBB–	9,909,386
5,400	5.000%, 7/01/34	7/27 at 100.00	BBB–	5,952,096

1,930	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/32	7/27 at 100.00	BBB–	2,142,435
133,465	Total Pennsylvania			147,071,981

	South Carolina – 1.3%

3,330	Columbia, South Carolina, Stormwater System Revenue Bonds, City Stormwater Improvements, Green Series 2018, 5.000%, 2/01/48	2/28 at 100.00	AA+	3,925,171

69

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$325	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	A	$331,906

10,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	10,811,800

3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, 5.000%, 5/01/48	5/28 at 100.00	A	3,398,880

5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A+	5,563,950

7,140	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A+	7,538,055

2,385	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	A+	2,649,520

2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	A+	2,489,620

2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	A+	2,249,280

4,520	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A+	4,879,521

	South Carolina State Ports Authority Revenue Bonds, Series 2018:
4,860	5.000%, 7/01/31 (AMT)	7/28 at 100.00	A+	5,798,806
3,760	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A+	4,458,571
48,485	Total South Carolina			54,095,080

	South Dakota – 0.1%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,682,625

1,000	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,035,280

910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	999,844
4,410	Total South Dakota			4,717,749

	Tennessee – 1.5%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured (Pre-refunded 6/01/19)	6/19 at 100.00	AA (4)	3,687,469

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
510	6.000%, 10/01/23	5/19 at 100.00	BBB+	511,882
1,500	6.125%, 10/01/28	5/19 at 100.00	BBB+	1,505,670

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,054,480

	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A:
5,000	5.000%, 7/01/31	7/23 at 100.00	A	5,470,100
4,860	5.000%, 7/01/32	7/23 at 100.00	A	5,300,559
1,660	5.000%, 7/01/33	7/23 at 100.00	A	1,804,238
6,500	5.000%, 7/01/34	7/23 at 100.00	A	7,048,470

70

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$8,500	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A	$9,736,835

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,544,558

1,900	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%, 6/15/37, 144A (7)	6/27 at 100.00	N/R	1,514,566

5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	Aa1	5,857,482

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A:
215	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	218,659
785	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA+ (4)	798,753

	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009:
635	5.250%, 12/01/39 – AGM Insured (Pre-refunded 12/01/19)	12/19 at 100.00	AA (4)	650,443
1,365	5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	1,396,545

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,067,880

10,870	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	5/23 at 100.43	A3	11,501,330
58,650	Total Tennessee			62,669,919

	Texas – 7.2%

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
125	5.000%, 12/01/46	12/26 at 100.00	BBB–	134,886
740	5.000%, 12/01/51	12/26 at 100.00	BBB–	795,981

10,000	Arlington, Texas, Special Tax Revenue Bonds, Subordinate Lien Series 2018C, 5.000%, 2/15/48 – BAM Insured	2/23 at 100.00	AA	10,792,900

	Bexar County Hospital District, Texas, Certificates of Obligation, Refunding Limited Tax Series 2019:
1,195	5.000%, 2/15/34	2/28 at 100.00	Aa1	1,433,271
5,555	5.000%, 2/15/37	2/28 at 100.00	Aa1	6,564,066
1,730	5.000%, 2/15/39	2/28 at 100.00	Aa1	2,032,144

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,351,438

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	A– (4)	1,799,060

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	3,667,546

5,410	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	A–	6,112,867

1,970	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	5/19 at 100.00	B	1,974,019

71

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB+	$2,926,884

1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB+	1,421,837

2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB–	2,549,075

9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB–	10,311,876

12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46 (UB) (5)	12/25 at 100.00	AA+	13,948,126

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	3,704,365
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,585,650

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	20,978

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (AMT)	11/21 at 100.00	A+	5,329,250

1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012A RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,768,951

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	BB	1,078,934

8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa2	9,056,832

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	3,134,220

1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (AMT)	7/21 at 100.00	A+	1,357,719

1,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (AMT)	No Opt. Call	BB	1,546,080

1,735	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	BB	1,915,006

250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	BB	276,293

8,755	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2017B, 5.000%, 11/15/37	11/27 at 100.00	Aa2	10,385,444

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A	2,105,379

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	A	375,083

72

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
$1,360	5.000%, 8/15/30	8/25 at 100.00	A	$1,529,728
1,280	5.000%, 8/15/35	8/25 at 100.00	A	1,411,187

6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (AMT)	11/22 at 100.00	A3	7,323,523

1,800	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018, 5.000%, 5/15/48	5/28 at 100.00	A+	2,094,012

3,020	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A	10/21 at 105.00	BB–	3,141,223

4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (AMT), 144A (7)	1/26 at 102.00	N/R	4,131,000

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	BBB–	694,380
805	5.000%, 11/01/51	11/23 at 103.00	BBB–	837,925

570	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	579,770

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	BB+	1,164,911
1,550	5.000%, 11/15/46	11/24 at 102.00	BB+	1,623,888

755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	801,440

8,455	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	BBB+	8,516,130

30	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series, 5.000%, 4/01/31	4/26 at 100.00	BB	30,765

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A:

360	5.000%, 4/01/36	4/26 at 100.00	BB	363,384
65	5.000%, 4/01/48	4/26 at 100.00	BB	63,796

6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,930,412

73

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project,:

$1,275	5.000%, 4/01/31	4/26 at 100.00	BBB–	$1,330,781
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB–	1,323,682

2,445	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M University – San Antonio Project,, 5.000%, 4/01/48	4/26 at 100.00	BBB–	2,460,770

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, LLC – Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,329,975

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,088,080

10,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	B3	9,265,900

10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	13,908,557

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	2,184,940

560	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	5/19 at 100.00	A+	561,736

4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A	4,957,678

4,395	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Refunding Series 2018A, 5.000%, 10/01/32 (AMT)	10/28 at 100.00	AAA	5,308,193

2,695	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,828,968

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba2	695,296
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba2	1,879,528
385	5.125%, 2/01/39	2/24 at 100.00	Ba2	399,145

645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	774,058

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Refunding Series 2009, 5.000%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	9,189,109

5,950	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 10/15/42	10/28 at 100.00	AA–	6,871,595

3,435	Tarrant County Cultural Education Facilities Finance Corporation Revenue Bonds, Texas, Christus Health, Refunding Series 2018B, 5.000%, 7/01/35	1/29 at 100.00	A+	4,033,446

74

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
$70	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	$73,721
870	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	916,249

3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	3,398,310

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	4,019,421

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	875,302

10,115	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	11,066,215

7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	8,469,460

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	8,274,630

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 13.617%, 8/01/34 (IF)	8/19 at 100.00	AAA	1,826,300

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
16,500	0.000%, 8/15/36	8/24 at 59.60	A–	8,133,840
7,000	0.000%, 8/15/37	8/24 at 56.94	A–	3,287,970

10,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	10,908,900

	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010:
600	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	649,770
80	7.000%, 11/01/30	11/20 at 100.00	BBB+	83,574

500	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24 (Pre-refunded 9/01/19)	9/19 at 100.00	BBB (4)	507,530

1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,249,452

1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,378,855
283,930	Total Texas			294,204,570

	Utah – 1.3%

20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	22,818,800

8,180	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/43 (AMT)	7/28 at 100.00	A+	9,440,620

75

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

$7,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2018A, 5.000%, 5/15/41	5/26 at 100.00	AA+	$8,023,750

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
475	5.600%, 7/15/22	No Opt. Call	BBB–	494,950
850	6.300%, 7/15/32	7/22 at 100.00	BBB–	912,016

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,012,780

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,298,550

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	1,155,237

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
1,950	7.750%, 7/15/31 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	2,179,905
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	4,008,189
45,360	Total Utah			51,344,797

	Vermont – 0.1%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,953,938
1,000	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,078,690
2,815	Total Vermont			3,032,628

	Virginia – 1.9%

10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	10,482,500

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,479,864

2,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (AMT)	10/21 at 100.00	AA–	2,155,480

1,020	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018, 5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	1,086,229

10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	4/19 at 100.00	B–	9,970,206

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,044,050

	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,400	5.000%, 12/31/47 (AMT)	6/27 at 100.00	BBB	3,736,770
15,715	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	17,236,369
2,110	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	2,307,960
9,750	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	10,635,787

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	5,808,605

76

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$3,515	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	$3,764,565
6,515	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	7,000,433
74,340	Total Virginia			77,708,818

	Washington – 2.7%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	AA– (4)	6,619,511

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0006, 15.382%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	984,998

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,535,138

400	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	491,752

5,385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	AA–	6,361,085

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	4,336,900
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,196,012
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,481,920
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,231,384

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A+	2,102,300

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	3,748,337

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	3,021,559
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	2,651,350

1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	AA–	1,814,800

	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41	12/26 at 100.00	Ba1	6,450,180
5,930	5.000%, 12/01/46	12/26 at 100.00	Ba1	6,348,955

4,320	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/43	7/28 at 100.00	A1	4,952,016

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,155	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,168,155
845	6.250%, 7/01/24	7/19 at 100.00	Baa1	853,281
2,000	7.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,026,200

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	3,055,860

77

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
$1,155	5.000%, 7/01/41, 144A	7/26 at 100.00	N/R	$1,198,255
2,000	5.000%, 7/01/46, 144A	7/26 at 100.00	N/R	2,068,620
3,805	5.000%, 7/01/51, 144A	7/26 at 100.00	N/R	3,923,640

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,210,594

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	2,403,320

	Washington State, General Obligation Bonds, Various Purpose Series 2015B:
8,520	5.000%, 2/01/36	2/25 at 100.00	AA+	9,748,584
20,415	5.000%, 2/01/38	2/25 at 100.00	AA+	23,185,315
101,240	Total Washington			111,170,021

	West Virginia – 0.5%

15,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/43	1/29 at 100.00	BBB+	17,521,045

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	Baa1	1,033,648

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28 (7)	4/19 at 100.00	N/R	753,160

1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,623,991
19,105	Total West Virginia			20,931,844

	Wisconsin – 3.3%

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31, 144A	5/19 at 102.00	BBB+	5,115,150

1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,271,612

2,155	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	1,952,969

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A:
195	5.500%, 10/01/22	No Opt. Call	Baa3	204,346
375	6.000%, 10/01/32	10/22 at 100.00	Baa3	402,923

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34	10/22 at 100.00	Baa3	1,121,710
500	5.125%, 10/01/45	10/22 at 100.00	Baa3	516,045

78

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$11	0.000%, 1/01/47, 144A	No Opt. Call	N/R	$343
10	0.000%, 1/01/48, 144A	No Opt. Call	N/R	298
9	0.000%, 1/01/49, 144A	No Opt. Call	N/R	291
9	0.000%, 1/01/50, 144A	No Opt. Call	N/R	280
9	0.000%, 1/01/51, 144A	No Opt. Call	N/R	273
12	0.000%, 1/01/52, 144A	No Opt. Call	N/R	353
11	0.000%, 1/01/53, 144A	No Opt. Call	N/R	346
11	0.000%, 1/01/54, 144A	No Opt. Call	N/R	333
11	0.000%, 1/01/55, 144A	No Opt. Call	N/R	324
11	0.000%, 1/01/56, 144A	No Opt. Call	N/R	315
518	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	494,408
12	0.000%, 1/01/57, 144A	No Opt. Call	N/R	347
11	0.000%, 1/01/58, 144A	No Opt. Call	N/R	336
11	0.000%, 1/01/59, 144A	No Opt. Call	N/R	326
11	0.000%, 1/01/60, 144A	No Opt. Call	N/R	317
11	0.000%, 1/01/61, 144A	No Opt. Call	N/R	311
10	0.000%, 1/01/62, 144A	No Opt. Call	N/R	301
10	0.000%, 1/01/63, 144A	No Opt. Call	N/R	293
10	0.000%, 1/01/64, 144A	No Opt. Call	N/R	285
10	0.000%, 1/01/65, 144A	No Opt. Call	N/R	279
11	0.000%, 1/01/66, 144A	No Opt. Call	N/R	300
128	0.000%, 1/01/67, 144A	No Opt. Call	N/R	3,591

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
27	0.000%, 1/01/46, 144A	No Opt. Call	N/R	851
27	0.000%, 1/01/47, 144A	No Opt. Call	N/R	833
26	0.000%, 1/01/48, 144A	No Opt. Call	N/R	821
26	0.000%, 1/01/49, 144A	No Opt. Call	N/R	809
26	0.000%, 1/01/50, 144A	No Opt. Call	N/R	792
28	0.000%, 1/01/51, 144A	No Opt. Call	N/R	862
736	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	679,012
28	0.000%, 1/01/52, 144A	No Opt. Call	N/R	851
28	0.000%, 1/01/53, 144A	No Opt. Call	N/R	834
27	0.000%, 1/01/54, 144A	No Opt. Call	N/R	824
27	0.000%, 1/01/55, 144A	No Opt. Call	N/R	807
27	0.000%, 1/01/56, 144A	No Opt. Call	N/R	792
27	0.000%, 1/01/57, 144A	No Opt. Call	N/R	782
26	0.000%, 1/01/58, 144A	No Opt. Call	N/R	766
26	0.000%, 1/01/59, 144A	No Opt. Call	N/R	757
26	0.000%, 1/01/60, 144A	No Opt. Call	N/R	747
25	0.000%, 1/01/61, 144A	No Opt. Call	N/R	733
25	0.000%, 1/01/62, 144A	No Opt. Call	N/R	723
25	0.000%, 1/01/63, 144A	No Opt. Call	N/R	709
25	0.000%, 1/01/64, 144A	No Opt. Call	N/R	700
24	0.000%, 1/01/65, 144A	No Opt. Call	N/R	692
24	0.000%, 1/01/66, 144A	No Opt. Call	N/R	678
314	0.000%, 1/01/67, 144A	No Opt. Call	N/R	8,786

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32	12/22 at 100.00	N/R	1,635,180
5,000	6.250%, 12/01/42	12/22 at 100.00	N/R	5,066,250

79

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,940	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)	11/24 at 100.00	N/R	$2,114,794

3,845	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	3,896,100

10,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	11,645,600

2,735	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	2,767,410

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43, 144A	8/23 at 100.00	BB+	1,730,185

	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall Project, Series 2017:
1,320	5.000%, 9/30/37 (AMT)	9/27 at 100.00	BBB	1,489,079
1,140	5.000%, 9/30/49 (AMT)	9/27 at 100.00	BBB	1,263,268

5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB–	5,188,400

2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	Aa3	2,839,935

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24 (Pre-refunded 4/15/20)	4/20 at 100.00	AA (4)	1,509,955

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	1,289,214

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series 2017A, 4.000%, 4/01/39	4/27 at 100.00	AA	2,072,020

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
35	4.500%, 2/15/40	2/22 at 100.00	A–	36,139
1,000	5.000%, 2/15/40	2/22 at 100.00	A–	1,044,440

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A–	5,489,000

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	19,305,000

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	7,772,660

435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	478,396

2,980	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	A	3,273,649

2,100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A, 4.350%, 7/01/36	7/21 at 100.00	A	2,126,775

3,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	3,700,815

80

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
$5,000	5.000%, 12/01/34	12/22 at 102.00		N/R	$5,240,550
4,435	5.000%, 12/01/44	12/22 at 102.00		N/R	4,627,834
4,225	5.250%, 12/01/49	12/22 at 102.00		N/R	4,450,953

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00		AA–	14,882,139

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014:
1,880	5.250%, 10/01/39	10/22 at 12.00		N/R	1,999,530
1,000	5.375%, 10/01/44	10/22 at 12.00		N/R	1,067,640
3,500	5.500%, 10/01/49	10/22 at 12.00		N/R	3,750,915
128,397	Total Wisconsin				135,546,991

	Wyoming – 0.4%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00		A	2,022,360

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31 (Pre-refunded 3/15/21)	3/21 at 100.00		A3 (4)	4,912,020

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00		A–	857,824
2,500	6.000%, 12/01/36	12/21 at 100.00		A–	2,704,325

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00		BBB	3,916,048
13,450	Total Wyoming				14,412,577
$3,798,691	Total Municipal Bonds (cost $3,847,234,180)				4,080,462,815

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$130	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$86,494

37	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/55	N/R	18,323
167	Total Transportation				104,817

	Industrials – 0.0%

729	EWM P1 LLC (cash 15.000%, PIK 1.250%) (7), (9)	15.000%	9/01/28	N/R	548,642

50	EWM P1 LLC (7), (9)	15.000%	9/01/28	N/R	36,166
779	Total Industrials				584,808
$946	Total Corporate Bonds (cost $785,848)				689,625
	Total Long-Term Investments (cost $3,848,020,028)				4,081,152,440
	Borrowings – (0.6)% (10)				(23,800,000)
	Floating Rate Obligations – (1.6)%				(65,870,000)
	Other Assets Less Liabilities – 2.0% (11)				81,452,555
	Net Assets – 100%				$4,072,934,995

81

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-year Note	Short	(270)	6/19	$(33,093,124)	$(33,539,063)	$(445,938)	$75,938

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(8)

The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(9)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	Borrowings as a percentage of Total Investments is 0.6%

(11)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

82

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 95.9%

	MUNICIPAL BONDS – 95.9%

	Alabama – 2.3%

$7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (AMT)	10/27 at 100.00	AA	$8,850,419

6,665	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A3	7,101,091

22,395	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	23,315,659

38,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	40,817,700

28,940	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23)	No Opt. Call	A–	29,734,692

2,440	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,523,765

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
2,080	5.000%, 3/01/23	No Opt. Call	BBB	2,283,923
3,555	5.000%, 3/01/24	No Opt. Call	BBB	3,977,263
2,235	5.000%, 3/01/25	No Opt. Call	BBB	2,540,927
1,725	5.000%, 3/01/26	No Opt. Call	BBB	1,985,113

12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A3	13,135,240

16,005	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	17,218,019

1,000	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	1,027,420
145,465	Total Alabama			154,511,231

	Alaska – 0.4%

10,000	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018B-II, 3.550%, 12/01/35	6/27 at 100.00	AA+	10,248,400

5,275	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	12/19 at 100.00	N/R	5,313,930

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,097,170

6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	4/19 at 100.00	B3	6,024,879

83

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alaska (continued)

$5,065	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	$5,341,498
29,365	Total Alaska			30,025,877

	Arizona – 2.5%

2,485	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A–	2,614,468

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,235	5.000%, 2/01/20	No Opt. Call	A1	1,267,715
6,475	5.000%, 2/01/27	2/22 at 100.00	A1	7,025,181

3,280	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A	7/19 at 101.00	N/R	3,267,274

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,109,470
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,509,123
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	18,026,553

	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,570	5.000%, 10/01/26 (WI/DD, Settling 7/09/19)	No Opt. Call	Aa3	6,631,642
5,570	5.000%, 10/01/27 (WI/DD, Settling 7/09/19)	No Opt. Call	Aa3	6,733,016

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
5,165	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA+	5,209,419
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	5,231,598
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA+ (4)	6,285,886
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA+ (4)	7,690,725

21,410	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	21,749,134

2,440	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	2,483,456

6,000	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	6,059,580

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A	2,179,260

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,404,322

1,000	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 4.125%, 9/01/38	9/28 at 100.00	A2	1,071,480

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	423,500
500	5.000%, 6/01/23	No Opt. Call	A+	563,880

	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A:
2,045	5.000%, 7/01/22 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	2,132,812
10,400	5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (4)	10,846,576

84

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$4,850	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	$4,800,481

3,480	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	3,444,434

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	2,773,066

1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	1,043,620

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured (Pre-refunded 7/01/20)	7/20 at 100.00	AA (4)	2,784,650

645	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	741,163

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 10.731%, 12/01/24 (IF) (5)	12/21 at 100.00	AA	4,962,299

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
2,720	5.000%, 12/01/32	No Opt. Call	A3	3,355,909
350	5.000%, 12/01/37	No Opt. Call	A3	438,106

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B, 5.375%, 7/01/28	7/19 at 100.00	Aa2 (4)	1,362,812
162,865	Total Arizona			173,222,610

	Arkansas – 0.5%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,122,920

	Bentonville School District 006, Benton County, Arkansas, General Obligation Bonds, Refunding & Construction Series 2018B:
5,255	3.000%, 6/01/29	6/26 at 100.00	Aa2	5,429,624
4,170	3.500%, 6/01/38	6/26 at 100.00	Aa2	4,257,945

560	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A, 4.500%, 11/01/19 – AGM Insured	5/19 at 100.00	AA	561,344

4,540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,575,276

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	550,255
800	5.000%, 7/01/23	No Opt. Call	A+	903,008
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,853,883
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,700,369
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,210,467
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,138,940
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,179,491

85

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arkansas (continued)

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
$2,125	5.000%, 12/01/25	12/24 at 100.00	A+		$2,469,441
1,780	5.000%, 12/01/27	12/24 at 100.00	A+		2,049,955

560	Rogers, Arkansas, Sales and Use Tax Bonds, Improvement Series 2018B, 3.875%, 11/01/39	11/26 at 100.00	AA–		584,802

1,000	University of Arkansas, Various Facilities Revenue Bonds, UAMS Campus, Refunding Series 2014, 5.000%, 3/01/21	No Opt. Call	Aa2		1,065,190
32,905	Total Arkansas				35,652,910

	California – 5.9%

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+		1,609,509

7,435	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 3.000%, 3/01/39	3/26 at 100.00	A+		6,723,619

515	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	5/19 at 100.00	A+		516,385

	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:
1,200	5.000%, 8/15/35	8/27 at 100.00	BBB+		1,389,180
1,845	5.000%, 8/15/36	8/27 at 100.00	BBB+		2,126,971

	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
5,835	3.250%, 12/31/32 – AGM Insured (AMT)	6/28 at 100.00	AA		5,882,614
4,000	5.000%, 12/31/33 (AMT)	6/28 at 100.00	BBB+		4,671,360
5,000	5.000%, 12/31/34 (AMT)	6/28 at 100.00	BBB+		5,819,850

15,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2017A, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	A–		15,018,300

3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	A–		3,695,557

16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A–		17,679,949

12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A–		12,640,557

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3		1,447,866

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	A+	(4)	5,097,050

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,115	5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+	(4)	2,134,098
3,830	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+	(4)	3,866,921
2,195	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+	(4)	2,216,160

86

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,425	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	$2,726,209

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,695	5.000%, 12/01/31, 144A	6/26 at 100.00	BB	1,884,891
2,700	5.000%, 12/01/36, 144A	6/26 at 100.00	BB	2,962,953

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
2,530	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	2,861,000
2,000	5.250%, 12/01/38, 144A	6/28 at 100.00	BB	2,276,080

915	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A–	1,055,087

575	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22	5/19 at 100.00	CC	559,717

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26 (Pre-refunded 11/01/21)	11/21 at 66.91	AA– (4)	4,817,264
4,095	0.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 56.33	AA– (4)	2,221,660

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22	No Opt. Call	BBB	2,859,615
2,860	5.000%, 1/01/23	No Opt. Call	BBB	3,045,614
1,635	5.000%, 1/01/24	1/23 at 100.00	BBB	1,742,583
1,325	5.000%, 1/01/25	1/23 at 100.00	BBB	1,413,046

5,600	Freddie Mac Multifamily ML Certificates, 3.400%, 1/25/36	No Opt. Call	AA+	5,804,568

33,905	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BBB	34,005,359

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	1,089,179

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,094,520
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,103,031
465	5.000%, 9/01/34	9/24 at 100.00	N/R	503,646

5,030	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	5/19 at 100.00	AA	5,041,217

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,673,619

16,625	Los Angeles County, California, Tax and Revenue Anticipation Notes, Series 2018, 4.000%, 6/28/19	No Opt. Call	N/R	16,725,249

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D:
13,425	5.000%, 5/15/25 (AMT)	No Opt. Call	AA–	15,855,730
9,085	5.000%, 5/15/27 (AMT)	No Opt. Call	AA–	11,118,768

87

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
$1,045	5.000%, 7/01/25	1/24 at 100.00	AA	$1,215,387
5,000	5.000%, 7/01/43	1/24 at 100.00	AA	5,572,150

5,555	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2016A, 4.000%, 7/01/34	7/25 at 100.00	AAA	6,018,009

10,000	Los Angeles, California, General Obligation Bonds, Tax & Revenue Anticipation Notes, Series 2018, 4.000%, 6/27/19	No Opt. Call	N/R	10,059,100

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
1,075	5.000%, 9/01/24	No Opt. Call	A+	1,258,470
1,250	5.000%, 9/01/25	9/24 at 100.00	A+	1,461,225
1,000	5.000%, 9/01/26	9/24 at 100.00	A+	1,162,800

400	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	469,148

5,095	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (6)	2/28 at 100.00	Aa1	5,275,923

12,580	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	15,738,712

10,290	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,878,758

545	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB–	563,089

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (6)	8/30 at 100.00	A2	9,951,600

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,735,594
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,959,977
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,725,683

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,772,450

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA–	3,292,711

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,532,380

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,241,294
2,000	0.000%, 10/01/36	No Opt. Call	A	1,077,900

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A+	5,196,750

88

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
$5,000	5.000%, 1/15/29	1/25 at 100.00	A–	$5,693,500
26,000	5.000%, 1/15/34	1/25 at 100.00	A–	29,039,140

2,350	San Jose Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Subordinate Series 2017B, 5.000%, 8/01/19	No Opt. Call	AA–	2,378,364

	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A:
2,255	6.250%, 7/01/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	2,603,195
3,690	6.250%, 7/01/24	No Opt. Call	Baa2	4,212,910

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Refunding Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	A+	2,576,490
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,699,669
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	2,837,305

	South Bayside Waste Management Authority, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A+	2,537,225
1,200	6.250%, 9/01/29	9/19 at 100.00	A+	1,223,052

	Tulare Local Health Care District, Tulare County, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Ba3	1,194,821
1,410	6.125%, 8/01/23	8/19 at 100.00	Ba3	1,428,358
1,585	6.250%, 8/01/24	8/19 at 100.00	Ba3	1,606,080
1,265	6.375%, 8/01/25	8/19 at 100.00	Ba3	1,282,166
500	6.500%, 8/01/26	8/19 at 100.00	Ba3	506,850

	University of California, General Revenue Bonds, Limited Project Series 2018O:
4,595	5.000%, 5/15/32	5/28 at 100.00	AA–	5,692,010
3,635	5.000%, 5/15/33	5/28 at 100.00	AA–	4,473,558

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,861,774

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (6)	8/26 at 100.00	AA	3,498,720

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa1	1,749,394
1,415	5.000%, 7/01/25	No Opt. Call	Baa1	1,633,264
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa1	1,491,644
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa1	1,487,177
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa1	1,414,159

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA–	3,170,775
385,525	Total California			405,427,261

89

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado – 2.7%

	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A:
$1,860	5.500%, 12/01/29	12/28 at 100.00	Aa1	$2,427,839
1,250	5.500%, 12/01/30	12/28 at 100.00	Aa1	1,620,000
1,650	5.500%, 12/01/32	12/28 at 100.00	Aa1	2,119,441
1,250	5.500%, 12/01/33	12/28 at 100.00	Aa1	1,599,663

9,355	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	10,033,144

10,000	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, 4.000%, 6/30/51 (AMT)	12/27 at 100.00	A–	10,273,800

	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016:
1,910	5.000%, 10/01/25	No Opt. Call	Baa2	2,180,781
1,705	3.125%, 10/01/31	10/25 at 100.00	Baa2	1,631,412

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc, Series 2003B, 6.000%, 5/15/26 – AGM Insured (Pre-refunded 5/15/19)	5/19 at 100.00	AA (4)	1,005,340

18,200	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	A3	17,178,252

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A:
16,830	5.000%, 9/01/26	5/19 at 100.00	BBB+	17,016,813
95	4.500%, 9/01/38	5/19 at 100.00	BBB+	95,142

4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29	11/22 at 100.00	BBB+	4,432,187

350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	BBB	385,774

605	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (4)	625,873

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,793,400

2,500	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2019E, 3.600%, 11/01/39 (WI/DD, Settling 4/18/19)	5/28 at 100.00	AAA	2,549,975

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BB+	1,537,080

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA–	12,095,380

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
15,000	5.000%, 12/01/24 (AMT)	No Opt. Call	A+	17,405,250
25,610	5.000%, 12/01/27 (AMT)	No Opt. Call	A+	31,238,822

10,670	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	BB	11,452,004

	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A:
1,950	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,996,800
820	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	834,424

90

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	$3,995,100

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,525	5.000%, 12/15/20	No Opt. Call	Aa2	1,613,847
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,416,631
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,668,847

3,670	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,658,146

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19, 144A	No Opt. Call	N/R	1,357,054
500	5.000%, 12/01/20, 144A	No Opt. Call	N/R	519,730

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,119,520

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	1,002,105

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,273,570
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,098,858

1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGC Insured	12/25 at 100.00	AA	1,004,390
177,125	Total Colorado			184,256,394

	Connecticut – 1.1%

4,355	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2017R, 3.250%, 7/01/35	7/27 at 100.00	A–	4,310,579

5,085	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B, 5.000%, 7/01/29 (Mandatory Put 7/01/20)	No Opt. Call	AAA	5,296,892

22,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	22,225,060

15,370	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	15,544,142

1,040	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 4.000%, 11/15/38	11/27 at 100.00	AAA	1,091,345

775	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	849,237

	Connecticut State, General Obligation Bonds, Refunding Series 2018C:
11,025	3.000%, 6/15/19	No Opt. Call	A1	11,055,208
1,360	5.000%, 6/15/22	No Opt. Call	A1	1,491,798

925	Connecticut State, General Obligation Bonds, Refunding Series 2018F, 5.000%, 9/15/20	No Opt. Call	A1	969,021

2,570	Connecticut State, General Obligation Bonds, Series 2013E, 5.000%, 8/15/22	No Opt. Call	A1	2,831,318

91

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,345	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23 (WI/DD, Settling 4/11/19)	No Opt. Call	A	$1,502,526

	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C:
720	5.000%, 10/01/20	No Opt. Call	A+	755,417
1,785	5.000%, 10/01/22	No Opt. Call	A+	1,976,870
1,790	5.000%, 10/01/23	No Opt. Call	A+	2,032,724

750	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (AMT)	5/19 at 100.00	A–	761,257

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
400	5.000%, 12/15/24	12/22 at 100.00	AA–	444,608
495	5.000%, 12/15/26	12/22 at 100.00	AA–	549,450
71,790	Total Connecticut			73,687,452

	Delaware – 0.1%

1,000	Delaware Health Facilities Authority, Revenue Bonds, Bayhealth Medical Center Project, Series 2017A, 4.000%, 7/01/35	7/27 at 100.00	AA	1,076,220

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,100	4.000%, 7/01/22	No Opt. Call	BBB+	1,150,468
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB+	4,371,329
6,095	Total Delaware			6,598,017

	District of Columbia – 1.0%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	4,010,562

5,775	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A–	6,402,569

159,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	5/19 at 18.84	N/R	25,086,809

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	430,236
1,715	6.500%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	1,756,795
825	6.500%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	845,105

	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
5,465	5.000%, 10/01/26 (AMT)	No Opt. Call	AA–	6,567,782
9,020	5.000%, 10/01/27 (AMT)	No Opt. Call	AA–	10,983,203
4,150	5.000%, 10/01/28 (AMT)	No Opt. Call	AA–	5,112,510
4,150	5.000%, 10/01/29 (AMT)	10/28 at 100.00	AA–	5,076,363

	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018:
1,250	5.000%, 7/01/25	No Opt. Call	AA–	1,490,875
1,000	5.000%, 7/01/26	No Opt. Call	AA–	1,217,030
1,300	5.000%, 7/01/27	No Opt. Call	AA–	1,610,037
198,515	Total District of Columbia			70,589,876

92

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 4.3%

$12,835	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	$15,233,092

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (AMT)	10/25 at 100.00	A+	11,360,200
15,135	5.000%, 10/01/35 (AMT)	10/25 at 100.00	A+	17,145,382

	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
960	2.250%, 9/01/23 – AGM Insured	No Opt. Call	AA	960,758
1,450	2.500%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,465,573
1,385	2.750%, 9/01/25 – AGM Insured	No Opt. Call	AA	1,418,669
965	2.750%, 9/01/26 – AGM Insured	No Opt. Call	AA	988,218
725	3.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	753,717

	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A+	11,282,928
7,325	5.000%, 10/01/33	10/25 at 100.00	A+	8,510,844

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,445	5.000%, 6/01/22	12/21 at 100.00	AA	17,835,918
14,640	5.000%, 6/01/25	12/24 at 100.00	AA	17,115,771

275	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/19	No Opt. Call	AA	276,502

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
370	5.000%, 6/01/19	No Opt. Call	AA	372,020
4,545	5.000%, 6/01/20	No Opt. Call	AA	4,720,255
1,600	5.000%, 6/01/21	No Opt. Call	AA	1,714,336

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
2,200	4.750%, 11/01/23	No Opt. Call	BBB–	2,290,112
1,860	6.000%, 11/01/33	11/23 at 100.00	BBB–	2,037,035

1,890	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A, 5.750%, 9/01/29 – AGM Insured (AMT)	5/19 at 100.00	Aaa	1,906,538

1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A, 6.000%, 4/01/42	4/23 at 100.00	A–	1,128,130

370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	377,826

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,426,272

2,710	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A3	2,842,546

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A–	1,417,475
1,750	5.000%, 4/01/33	4/26 at 100.00	A–	1,979,023
5,965	5.000%, 4/01/34	4/26 at 100.00	A–	6,726,074
4,290	5.000%, 4/01/35	4/26 at 100.00	A–	4,813,637

93

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,785	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2017-1, 3.600%, 7/01/37	1/27 at 100.00	Aaa	$4,881,896

6,000	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 4.050%, 7/01/38	1/28 at 100.00	Aaa	6,329,280

1,140	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/30	10/26 at 100.00	A+	1,359,974

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	5/19 at 100.00	AA+	1,504,005

2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,350,858

1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA	2,154,118

5,050	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2017B, 5.000%, 10/01/27	No Opt. Call	AA	6,066,666

7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (AMT)	8/21 at 100.00	AA	7,503,826

6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A–	6,727,500

5,760	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	A–	6,557,184

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,455	5.000%, 7/01/24	No Opt. Call	A+	2,845,492
1,265	5.000%, 7/01/27	7/24 at 100.00	A+	1,451,853

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (AMT)	No Opt. Call	A	968,531
5,175	5.000%, 10/01/22 (AMT)	No Opt. Call	A	5,718,323

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
3,000	5.000%, 10/01/24	10/20 at 100.00	A	3,153,720
6,305	5.000%, 10/01/41	10/20 at 100.00	A	6,578,259

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	4/20 at 100.00	AA	2,043,967
5,015	5.250%, 4/01/30	4/20 at 100.00	AA	5,193,835

26,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2017B, 3.125%, 10/01/39	10/27 at 100.00	AA–	25,681,151

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured (Pre-refunded 10/01/20)	10/20 at 100.00	AA (4)	5,257,350

	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
4,000	5.000%, 11/01/32 – AGM Insured	11/27 at 100.00	AA	4,707,240
2,000	5.000%, 11/01/34 – AGM Insured	11/27 at 100.00	AA	2,331,520

2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	A–	2,803,558

94

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	$4,695,683

	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
175	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	189,599
9,825	5.000%, 10/01/25	10/21 at 100.00	AA+	10,623,871

3,860	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2016, 2.750%, 5/01/31	5/26 at 100.00	AA	3,803,837

4,830	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/33	4/26 at 100.00	AA	5,606,471

	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
615	5.000%, 9/01/22	No Opt. Call	A+	679,821
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	2,874,040
1,270	3.125%, 9/01/24	9/22 at 100.00	A+	1,319,136
1,290	5.000%, 9/01/25	9/22 at 100.00	A+	1,420,561
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,648,170
1,980	5.000%, 9/01/28	9/22 at 100.00	A+	2,175,584
6,135	4.000%, 9/01/33	9/22 at 100.00	A+	6,403,774
270,320	Total Florida			295,709,504

	Georgia – 1.5%

5,010	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.875%, 1/01/24	1/21 at 100.00	Aa3	5,398,375

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,095	5.000%, 1/01/23	1/22 at 100.00	AA–	2,298,236
1,500	5.000%, 1/01/28	1/22 at 100.00	AA–	1,635,315

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,070	5.000%, 1/01/27	1/24 at 100.00	AA–	12,732,161
4,280	5.000%, 1/01/29	1/24 at 100.00	AA–	4,893,196
6,750	5.000%, 1/01/30	1/24 at 100.00	AA–	7,700,603

14,810	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018C, 4.000%, 11/01/37	11/27 at 100.00	Aa2	15,940,595

2,215	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A–	2,179,582

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc, Series 2012A:
3,340	5.000%, 1/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	3,645,844
5,560	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	6,069,129
8,990	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (4)	9,813,214

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,325,475

	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
2,455	3.600%, 12/01/33	6/27 at 100.00	AAA	2,562,504
6,510	3.850%, 12/01/38	6/27 at 100.00	AAA	6,737,134

95

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B:
$2,660	3.800%, 12/01/33	12/27 at 100.00	AAA	$2,806,433
3,710	4.050%, 12/01/38	12/27 at 100.00	AAA	3,913,085

6,350	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Sub Series 2015A-1, 3.700%, 12/01/35	12/24 at 100.00	AAA	6,529,197

2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,005,043

955	Rockdale County Development Authority, Georgia, Revenue Bonds, Pratt Paper, LLC Project, Refunding Series 2018, 4.000%, 1/01/38 (AMT), 144A	1/28 at 100.00	N/R	969,058
92,295	Total Georgia			100,154,179

	Guam – 0.1%

4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,398,929

	Hawaii – 0.9%

5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	5,235,280

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	1,076,896

10,785	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A–	10,949,687

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA–	6,463,655
4,510	5.000%, 7/01/27	7/25 at 100.00	AA–	5,279,992
7,825	5.000%, 7/01/28	7/25 at 100.00	AA–	9,126,063
9,180	5.000%, 7/01/29	7/25 at 100.00	AA–	10,677,166

15,450	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A–	15,849,383
59,280	Total Hawaii			64,658,122

	Idaho – 0.3%

560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (AMT)	9/25 at 100.00	A2	582,277

3,100	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	3,181,561

1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB–	1,062,940

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014B:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	2,802,470
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	3,014,685

96

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

$12,005	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB–	$12,232,615
21,970	Total Idaho			22,876,548

	Illinois – 12.9%

2,215	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,181,952

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A2	1,757,000
2,550	0.000%, 1/01/31	7/23 at 68.95	A2	1,515,057
2,750	0.000%, 1/01/32	7/23 at 65.29	A2	1,545,198
4,000	0.000%, 1/01/33	7/23 at 61.69	A2	2,121,120

	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
432	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	430,030
447	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	445,328
964	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	964,386
1,052	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,043,531
973	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	977,583

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
585	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	582,332
610	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	607,719
968	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	968,387
1,423	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,419,272
1,448	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,451,692

29,585	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	34,325,109

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
1,860	5.000%, 4/01/33	4/27 at 100.00	A	2,046,335
1,000	5.000%, 4/01/42	4/27 at 100.00	A	1,084,960

1,150	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/37	4/28 at 100.00	A	1,264,448

10,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	B+	13,246,661

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
3,125	5.000%, 12/01/27	No Opt. Call	BB–	3,411,875
12,385	5.000%, 12/01/30	12/27 at 100.00	BB–	13,521,943
5,270	5.000%, 12/01/34	12/27 at 100.00	BB–	5,670,573

2,600	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	BB–	2,825,628

3,655	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB–	3,905,770

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
9,745	4.000%, 12/01/21	No Opt. Call	BB–	9,982,486
5,795	4.000%, 12/01/22	No Opt. Call	BB–	5,946,192

97

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
$1,200	5.000%, 12/01/22	No Opt. Call	BB–	$1,272,444
2,885	5.000%, 12/01/23	No Opt. Call	BB–	3,084,555
2,300	5.000%, 12/01/24	No Opt. Call	BB–	2,472,224

19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	B+	23,710,972

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,800,221
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,469,667

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2015A:
5,700	5.000%, 1/01/33 (AMT)	1/25 at 100.00	A	6,384,855
4,225	5.000%, 1/01/34 (AMT)	1/25 at 100.00	A	4,720,719

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2018B:
2,500	5.000%, 1/01/36	1/29 at 100.00	A	2,967,325
3,000	5.000%, 1/01/37	1/29 at 100.00	A	3,546,120
4,000	5.000%, 1/01/38	1/29 at 100.00	A	4,711,760

17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	20,108,959

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,825	5.000%, 1/01/23	No Opt. Call	BBB+	7,320,222
7,600	5.000%, 1/01/24	No Opt. Call	BBB+	8,232,244
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,867,128
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	2,149,830

1,525	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,640,565

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA–	2,723,630
2,780	5.000%, 11/15/21	No Opt. Call	AA–	2,988,778
2,400	5.000%, 11/15/22	No Opt. Call	AA–	2,640,432

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
5,250	5.000%, 11/15/20	No Opt. Call	AA–	5,499,637
2,260	5.000%, 11/15/21	No Opt. Call	AA–	2,429,726

	Effingham and Clay Counties Community Unit School District Number 40, Effingham, Illinois, General Obligation Bonds, School Series 2019A:
1,000	4.000%, 12/01/30 – BAM Insured	12/27 at 100.00	AA	1,082,150
1,000	4.000%, 12/01/34 – BAM Insured	12/27 at 100.00	AA	1,054,230
1,395	4.000%, 12/01/35 – BAM Insured	12/27 at 100.00	AA	1,463,578
1,455	4.000%, 12/01/36 – BAM Insured	12/27 at 100.00	AA	1,517,420

500	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 2.800%, 3/01/25 – BAM Insured	No Opt. Call	AA	504,190

	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
875	2.400%, 3/01/23 – BAM Insured	No Opt. Call	AA	875,245
925	2.600%, 3/01/24 – BAM Insured	No Opt. Call	AA	927,498
1,025	3.000%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,042,159
1,055	3.150%, 3/01/27 – BAM Insured	3/26 at 100.00	AA	1,070,952

98

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,050	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	$1,191,813

3,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	AA	3,199,620

6,400	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children’s Hospital of Chicago, Refunding Series 2017, 4.000%, 8/15/39	8/27 at 100.00	AA	6,728,000

2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA–	2,315,300

	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
2,400	3.625%, 2/15/32	2/27 at 100.00	AA+	2,484,600
10,000	3.750%, 2/15/34	2/27 at 100.00	AA+	10,357,600
33,995	4.000%, 2/15/41	2/27 at 100.00	AA+	35,512,877

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	15,078,133

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	AA+	550,734
1,205	5.000%, 9/01/27	9/24 at 100.00	AA+	1,392,426
775	5.000%, 9/01/29	9/24 at 100.00	AA+	890,816
2,450	5.000%, 9/01/34	9/24 at 100.00	AA+	2,766,540
2,815	4.625%, 9/01/39	9/24 at 100.00	AA+	3,034,992
7,015	5.000%, 9/01/42	9/24 at 100.00	AA+	7,778,513

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23	5/22 at 100.00	Baa2	1,508,470
1,120	5.000%, 5/15/25	5/22 at 100.00	Baa2	1,211,694
1,175	5.000%, 5/15/26	5/22 at 100.00	Baa2	1,267,931

	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2019:
2,500	5.000%, 4/01/31	4/29 at 100.00	AA–	3,003,550
1,300	5.000%, 4/01/32	4/29 at 100.00	AA–	1,551,316
4,500	5.000%, 4/01/34	4/29 at 100.00	AA–	5,307,660
7,610	5.000%, 4/01/36	4/29 at 100.00	AA–	8,875,239

5,165	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	5,939,440

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A	2,701,279
3,170	5.000%, 7/01/34	7/26 at 100.00	A	3,598,235
5,000	5.000%, 7/01/35	7/26 at 100.00	A	5,660,150

4,265	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	A2 (4)	4,292,296

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,165,620
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,188,391
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,306,020

4,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, RefundingSeries 2009, 5.750%, 4/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	BB (4)	4,082,880

99

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,950	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	No Opt. Call	N/R	$2,951,445

1,525	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	1,530,948

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	Baa1	2,462,238
5,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	5,466,350

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,097,350

	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C:
1,150	5.000%, 3/01/32	3/27 at 100.00	A+	1,319,809
2,750	5.000%, 3/01/33	3/27 at 100.00	A+	3,142,150
1,650	5.000%, 3/01/34	3/27 at 100.00	A+	1,878,014
1,800	4.000%, 3/01/35	3/27 at 100.00	A+	1,876,104

2,350	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA	2,321,565

	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds, Refunding Series 2018A:
8,500	5.000%, 1/01/25	No Opt. Call	AA–	9,980,445
14,270	5.000%, 1/01/26	No Opt. Call	AA–	17,063,781

	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	BBB	4,291,720
3,155	5.000%, 2/01/24	No Opt. Call	BBB	3,420,746
4,630	5.000%, 2/01/25	2/24 at 100.00	BBB	4,954,887
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB	4,992,853
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB	6,390,660

2,485	Illinois State, General Obligation Bonds, June Series 2016, 3.500%, 6/01/29	6/26 at 100.00	BBB	2,381,897

12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB	13,473,192

	Illinois State, General Obligation Bonds, November Series 2017D:
13,705	5.000%, 11/01/23	No Opt. Call	BBB	14,871,158
3,850	5.000%, 11/01/25	No Opt. Call	BBB	4,246,896
935	3.250%, 11/01/26	No Opt. Call	BBB	908,306
500	5.000%, 11/01/26	No Opt. Call	BBB	552,180
5,225	5.000%, 11/01/27	No Opt. Call	BBB	5,799,489
5,030	5.000%, 11/01/28	11/27 at 100.00	BBB	5,554,176

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	BBB	8,014,120
6,175	5.000%, 8/01/21	No Opt. Call	BBB	6,520,923
15,265	5.000%, 8/01/22	No Opt. Call	BBB	16,385,451
2,795	5.000%, 8/01/23	No Opt. Call	BBB	3,021,786
285	5.000%, 8/01/25	8/22 at 100.00	BBB	300,558

	Illinois State, General Obligation Bonds, Series 2012A:
7,840	4.000%, 1/01/20	No Opt. Call	BBB	7,944,429
12,210	4.000%, 1/01/22	No Opt. Call	BBB	12,644,188

100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, Series 2013:
$4,220	5.500%, 7/01/25	7/23 at 100.00	BBB		$4,584,566
2,760	5.500%, 7/01/26	7/23 at 100.00	BBB		2,984,692
2,085	5.500%, 7/01/27	7/23 at 100.00	BBB		2,249,319

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,765	5.000%, 12/01/21	No Opt. Call	AA–		1,919,102
3,345	5.000%, 12/01/22	No Opt. Call	AA–		3,740,814
4,110	5.000%, 1/01/33	1/23 at 100.00	AA–		4,515,862

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A:
6,795	5.000%, 12/01/31	1/26 at 100.00	AA–		7,868,746
7,895	5.000%, 12/01/32	1/26 at 100.00	AA–		9,116,751

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA–		12,267,530
6,115	5.000%, 1/01/37	1/24 at 100.00	AA–		6,813,211

11,570	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–		13,307,235

10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA–		12,045,884

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
1,955	9.000%, 1/01/22 – AGM Insured (ETM)	No Opt. Call	AA	(4)	2,336,381
6,615	9.000%, 1/01/22 – AGM Insured	No Opt. Call	Aa2		7,854,651
285	9.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	AA	(4)	359,733
965	9.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2		1,210,882
1,210	9.000%, 1/01/25 – AGM Insured (ETM)	No Opt. Call	AA	(4)	1,679,577
3,940	9.000%, 1/01/25 – AGM Insured	No Opt. Call	Aa2		5,420,770

	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding School Series 2016:
5,000	5.000%, 2/01/34	2/26 at 100.00	AA		5,683,000
3,465	5.000%, 2/01/35	2/26 at 100.00	AA		3,928,305

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA		1,734,584
1,165	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA		1,353,299
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA		1,901,192
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA		1,991,357
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA		2,087,885

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA		2,069,844

	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
2,430	5.000%, 12/01/28	12/25 at 100.00	AA		2,756,689
2,500	5.000%, 12/01/29	12/25 at 100.00	AA		2,830,800

101

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,500	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/31 – AGM Insured	11/26 at 100.00	AA	$1,721,715

	McCook, Cook County, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	5/19 at 100.00	A–	500,855
1,000	5.100%, 12/01/28	5/19 at 100.00	A–	1,001,790

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
4,825	5.000%, 12/15/28	6/22 at 100.00	BBB	5,074,115
1,700	0.000%, 12/15/51	No Opt. Call	BBB	383,197

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,810	0.000%, 12/15/37	No Opt. Call	BBB	1,074,289
9,045	0.000%, 12/15/42	6/38 at 100.00	BBB	5,393,172
6,000	0.000%, 12/15/47	6/38 at 100.00	BBB	3,566,460

28,425	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	19,377,607

	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
479	3.100%, 3/01/26 – BAM Insured	No Opt. Call	AA	489,107
480	3.200%, 3/01/27 – BAM Insured	No Opt. Call	AA	491,246
384	3.300%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	393,596
671	3.450%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	683,467

2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011, 0.000%, 12/01/24	No Opt. Call	A	1,945,549

1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,646,971

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	323,656
350	5.000%, 10/01/24	10/22 at 100.00	Baa1	385,515

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,785	5.250%, 6/01/21	No Opt. Call	A	8,342,873
12,395	5.500%, 6/01/23 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (4)	13,424,281

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
3,900	5.000%, 6/01/25	No Opt. Call	A	4,543,734
5,000	5.000%, 6/01/26	No Opt. Call	A	5,924,050
3,000	5.000%, 6/01/27	6/26 at 100.00	A	3,538,260

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,283	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	1,339,644
1,073	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,120,555
1,897	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,986,785

102

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
$640	4.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	$649,312
360	4.500%, 10/01/20	10/19 at 100.00	AA–	365,476
730	5.000%, 10/01/22 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	742,425
370	5.000%, 10/01/22	10/19 at 100.00	AA–	376,279

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc, Series 2013:
2,565	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	3,173,110
2,415	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	3,040,509

2,645	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A	2,738,739

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
7,805	5.000%, 3/01/33	3/25 at 100.00	A	8,773,210
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	15,701,231
10,990	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	12,157,687

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,379,961
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,037,241

	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
9,760	5.000%, 1/01/22	No Opt. Call	Aa2	10,566,371
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,729,519
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,738,177
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	4,884,173

5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Ba1	3,728,759

5,000	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	5,619,150

4,890	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	A–	5,116,896

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,466,622
3,855	0.000%, 2/01/26	No Opt. Call	A+	3,167,075
831,188	Total Illinois			884,661,023

	Indiana – 3.2%

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
435	5.000%, 1/01/20	No Opt. Call	AA	446,227
1,035	5.000%, 7/01/20	No Opt. Call	AA	1,079,443
500	5.000%, 1/01/21	No Opt. Call	AA	529,790

3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,842,160

103

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
$1,130	3.500%, 10/01/26	10/23 at 100.00	A	$1,169,042
500	5.000%, 10/01/29	10/23 at 100.00	A	551,240

4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,703,720

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	5,779,544

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
715	5.000%, 10/01/22	No Opt. Call	AA	793,657
620	5.000%, 10/01/23	No Opt. Call	AA	704,934
625	5.000%, 10/01/24	No Opt. Call	AA	727,013
1,320	5.000%, 10/01/25	10/24 at 100.00	AA	1,541,470
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	1,993,005
10,000	5.000%, 10/01/40	10/24 at 100.00	AA	11,276,700

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	AA–	8,272,400

1,065	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health Subordinate Credit Group, Series 2005A-8, 1.250%, 11/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	1,058,983

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (4)	3,165,387
2,505	5.250%, 1/01/34 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (4)	2,883,380

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA	3,039,568

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA	5,712,250

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA	8,979,851
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,326,100

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,240	5.000%, 8/15/26	No Opt. Call	AA	14,902,445
6,620	5.000%, 8/15/27	No Opt. Call	AA	8,204,894

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	574,065
720	5.000%, 10/01/28	10/24 at 100.00	A	825,804
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,143,550
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,544,402
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,377,251

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	BBB+	2,985,000

104

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
$1,675	5.000%, 4/01/21	No Opt. Call	Ba1	$1,744,730
940	5.000%, 4/01/22	No Opt. Call	Ba1	997,566
2,015	5.000%, 4/01/24	4/22 at 100.00	Ba1	2,132,998

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.500%, 8/01/19	No Opt. Call	N/R	504,445
500	4.750%, 2/01/20	No Opt. Call	N/R	512,220
500	4.750%, 8/01/20	No Opt. Call	N/R	509,275
250	4.750%, 2/01/21	No Opt. Call	N/R	255,840
500	4.750%, 8/01/21	No Opt. Call	N/R	514,995
500	5.000%, 2/01/22	No Opt. Call	N/R	521,255
500	5.000%, 8/01/22	2/22 at 100.00	N/R	520,975
500	5.000%, 8/01/23	2/22 at 100.00	N/R	519,645
500	5.000%, 2/01/24	2/22 at 100.00	N/R	516,505

33,040	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2018B, 5.000%, 1/01/36	1/27 at 100.00	A–	37,222,534

640	Southwind Housing Inc, Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	6/19 at 100.00	N/R (4)	695,552

	Vanderburgh County,Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,195,106
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,152,960
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,068,295
1,750	5.000%, 2/01/29	8/24 at 100.00	A	1,994,195
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,055,806

25,005	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A–	27,504,750

20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	22,810,012
194,535	Total Indiana			218,082,934

	Iowa – 1.3%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,015	5.250%, 6/15/25 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,058,807
2,000	5.250%, 6/15/26 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,086,320
3,135	5.250%, 6/15/27 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	3,270,307
2,000	5.375%, 6/15/28 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,089,300
2,035	5.500%, 6/15/29 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,128,874
1,000	5.500%, 6/15/30 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,046,130

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (4)	1,939,672
1,890	5.000%, 1/01/24 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (4)	2,003,268
1,520	5.000%, 1/01/25 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (4)	1,611,094
1,000	5.000%, 1/01/26 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (4)	1,059,930

105

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	AA–	$10,845,700

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,712,901
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	7,647,675

5,025	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22 (WI/DD, Settling 4/03/19)	12/20 at 103.00	B+	5,058,064

1,925	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	2,076,440

4,770	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	5/19 at 105.00	B+	5,013,031

6,445	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50	12/22 at 103.00	B+	6,803,729

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,318,587

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22 (Pre-refunded 6/15/20)	6/20 at 100.00	AA (4)	2,070,980

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
13,155	5.375%, 6/01/38	5/19 at 100.00	B+	13,156,184
2,350	5.500%, 6/01/42	5/19 at 100.00	B+	2,350,188
30	5.625%, 6/01/46	5/19 at 100.00	B	30,002

1,940	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	5/19 at 100.00	BB–	1,948,905
81,790	Total Iowa			86,326,088

	Kansas – 0.7%

14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	14,818,843

11,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	11,122,980

355	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	360,932

	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C:
50	5.500%, 11/15/23 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	51,165
2,150	5.500%, 11/15/23	11/19 at 100.00	AA	2,200,761

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	5/19 at 100.00	Aa3	1,854,422

10,170	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A – IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	11,045,230

106

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
$1,915	5.000%, 9/01/21	No Opt. Call	A+	$2,064,255
660	5.000%, 9/01/22	No Opt. Call	A+	730,264
1,505	5.000%, 9/01/23	No Opt. Call	A+	1,704,969
44,310	Total Kansas			45,953,821

	Kentucky – 1.4%

3,200	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37	6/27 at 100.00	Baa3	3,495,904

1,795	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	Baa3	1,841,975

10	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	10,117

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	A1	7,420,280

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (AMT)	7/24 at 100.00	A+	1,499,480
3,280	5.000%, 7/01/28 (AMT)	7/24 at 100.00	A+	3,694,822

	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
10,130	5.000%, 12/01/35	6/22 at 100.00	N/R (4)	11,201,450
3,800	5.000%, 12/01/35	6/22 at 100.00	BBB+	4,054,714

3,105	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory Put 8/01/19)	8/19 at 100.00	A1	3,107,981

	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Baa3	1,137,670
1,060	5.000%, 8/01/26	No Opt. Call	Baa3	1,209,142
1,110	5.000%, 8/01/27	8/26 at 100.00	Baa3	1,262,048
1,165	5.000%, 8/01/28	8/26 at 100.00	Baa3	1,322,426
1,230	5.000%, 8/01/29	8/26 at 100.00	Baa3	1,391,930
2,935	5.000%, 8/01/37	8/26 at 100.00	Baa3	3,198,622

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
290	6.000%, 3/01/22 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (4)	314,125
965	6.000%, 3/01/22	3/21 at 100.00	Baa2	1,029,954
305	6.250%, 3/01/23 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (4)	331,803
1,015	6.250%, 3/01/23	3/21 at 100.00	Baa2	1,088,831
340	6.250%, 3/01/24 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (4)	369,879
1,115	6.250%, 3/01/24	3/21 at 100.00	Baa2	1,193,931

8,500	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	9,130,275

12,890	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	14,013,235

107

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$11,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A3	$11,919,490

	University of Kentucky, General Receipts Bonds, Refunding Series 2018A:
6,945	3.000%, 10/01/34	4/26 at 100.00	AA	6,950,070
5,000	3.125%, 10/01/37	4/26 at 100.00	AA	5,004,250
90,510	Total Kentucky			97,194,404

	Louisiana – 2.3%

	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,084,353
540	5.000%, 2/01/24	No Opt. Call	AA	616,696
800	5.000%, 2/01/25	No Opt. Call	AA	932,832

585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	B	561,600

475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured (Pre-refunded 6/01/22)	6/22 at 100.00	AA (4)	525,241

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,490	5.000%, 6/01/25	No Opt. Call	A1	20,698,540
16,740	5.000%, 6/01/26	No Opt. Call	A1	20,190,951

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,280	5.000%, 2/01/28	2/24 at 100.00	AA–	2,583,422
2,850	5.000%, 2/01/29	2/24 at 100.00	AA–	3,223,521
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,253,840

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	—

20,940	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	BBB	21,095,165

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A+	1,098,990

3,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	3,230,993

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
25	5.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	30,230
1,055	5.000%, 5/15/30	5/26 at 100.00	A3	1,219,211
30	5.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	36,276
3,410	5.000%, 5/15/32	5/26 at 100.00	A3	3,898,585
40	5.000%, 5/15/33 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	48,368
3,660	5.000%, 5/15/33	5/26 at 100.00	A3	4,167,569

108

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
$1,265	5.000%, 5/15/28	5/27 at 100.00	A3	$1,504,351
1,000	5.000%, 5/15/29	5/27 at 100.00	A3	1,180,540
1,155	5.000%, 5/15/30	5/27 at 100.00	A3	1,352,886
1,750	5.000%, 5/15/31	5/27 at 100.00	A3	2,035,337
3,210	5.000%, 5/15/42	5/27 at 100.00	A3	3,607,912

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA–	1,156,932
3,120	5.000%, 7/01/29	7/23 at 100.00	AA–	3,480,547
5,000	5.000%, 7/01/31	7/23 at 100.00	AA–	5,551,150
3,835	5.000%, 7/01/32	7/23 at 100.00	AA–	4,250,906

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	A+	1,304,893
5,070	5.000%, 9/01/31	9/23 at 100.00	A+	5,668,159
4,000	5.000%, 9/01/32	9/23 at 100.00	A+	4,468,280

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	AA–	4,231,370
3,940	5.000%, 12/01/20	No Opt. Call	AA–	4,147,008
5,400	5.000%, 12/01/21	No Opt. Call	AA–	5,852,304

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA–	1,113,800
870	5.000%, 12/01/23	No Opt. Call	AA–	991,852
1,020	5.000%, 12/01/24	No Opt. Call	AA–	1,190,095
480	5.000%, 12/01/25	No Opt. Call	AA–	570,370
775	5.000%, 12/01/27	12/25 at 100.00	AA–	907,781

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,200	5.000%, 6/01/20	No Opt. Call	A	1,245,132
250	5.000%, 6/01/24	No Opt. Call	A	284,855
500	5.000%, 6/01/25	6/24 at 100.00	A	573,925
500	5.000%, 6/01/26	6/24 at 100.00	A	571,550
600	5.000%, 6/01/27	6/24 at 100.00	A	683,088
380	5.000%, 6/01/28	6/24 at 100.00	A	432,003
570	5.000%, 6/01/29	6/24 at 100.00	A	646,585

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
385	5.000%, 6/01/30	6/25 at 100.00	A	436,009
775	5.000%, 6/01/32	6/25 at 100.00	A	869,938
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,118,510
1,040	5.000%, 6/01/35	6/25 at 100.00	A	1,154,514

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (AMT)	4/23 at 100.00	A	546,270

6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,877,308
141,660	Total Louisiana			157,502,543

	Maine – 0.2%

1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,164,438

109

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine (continued)

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
$4,220	4.000%, 7/01/41	7/26 at 100.00	BBB	$4,257,178
5,580	4.000%, 7/01/46	7/26 at 100.00	BBB	5,612,308

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BB	1,086,520
3,850	6.750%, 7/01/41	7/21 at 100.00	BB	4,166,624

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
225	4.000%, 7/01/20	No Opt. Call	BBB+	230,812
290	5.000%, 7/01/22	No Opt. Call	BBB+	316,747
16,265	Total Maine			16,834,627

	Maryland – 0.7%

	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,235	3.250%, 1/01/31	1/26 at 100.00	A	1,263,800
3,365	5.000%, 1/01/37	1/26 at 100.00	A	3,808,843

	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,160	5.000%, 9/01/26	No Opt. Call	BBB–	1,347,143
1,760	5.000%, 9/01/27	No Opt. Call	BBB–	2,065,712
2,655	5.000%, 9/01/29	9/27 at 100.00	BBB–	3,070,906

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA–	537,860
1,000	5.000%, 7/01/26	1/24 at 100.00	AA–	1,142,360
1,715	5.000%, 7/01/27	1/24 at 100.00	AA–	1,952,184

4,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39	3/28 at 100.00	Aa2	4,108,160

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	262,178

1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016, 5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,194,670

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
750	5.000%, 7/01/32	7/26 at 100.00	BBB	854,138
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB	2,551,905
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB	1,862,536
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB	2,251,560
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB	1,758,902

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010:
740	5.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	746,801
1,260	5.250%, 7/01/24	7/19 at 100.00	A	1,270,219

7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25	7/24 at 100.00	BBB	8,996,402

110

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$2,155	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 45 Series 2017C-3, 2.500%, 11/01/24	5/19 at 100.00	BB	$2,155,065

1,505	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	BB	1,499,627

1,005	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	BB	1,008,588
41,350	Total Maryland			45,709,559

	Massachusetts – 1.2%

900	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – NPFG Insured	No Opt. Call	Aa1	969,120

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA	10,463,900

1,570	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	1,608,261

6,750	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	6,907,410

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	BB+	919,201
680	5.000%, 7/01/27	7/24 at 100.00	BB+	747,408
925	5.000%, 7/01/28	7/24 at 100.00	BB+	1,012,755
960	5.000%, 7/01/29	7/24 at 100.00	BB+	1,047,254

4,800	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 4.000%, 10/01/32, 144A	10/22 at 105.00	BB+	4,795,008

2,370	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	5/19 at 100.00	N/R	2,370,545

1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,480,122

	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,255	5.000%, 7/01/33	7/28 at 100.00	A–	2,628,473
1,085	5.000%, 7/01/38	7/28 at 100.00	A–	1,242,889

	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue, Series 2018L:
1,080	5.000%, 10/01/30	10/28 at 100.00	BBB+	1,285,405
1,240	5.000%, 10/01/31	10/28 at 100.00	BBB+	1,463,200
1,765	5.000%, 10/01/32	10/28 at 100.00	BBB+	2,071,475

4,250	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	A–	4,266,065

111

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$4,125	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 4.000%, 7/01/37	1/29 at 100.00	BBB+	$4,255,639

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21	7/20 at 100.00	Baa2	944,545
1,780	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,835,412
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,759,287

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	509,640
2,595	5.500%, 10/15/26 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,650,196

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A:
1,940	6.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,961,631
1,080	6.000%, 7/01/24	7/19 at 100.00	Baa2	1,091,772

2,485	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2014-171, 3.850%, 12/01/34	6/24 at 100.00	AA+	2,493,151

15,000	Massachusetts State, General Obligation Bonds, Revenue Anticipation Note Series 2018B, 4.000%, 5/23/19	No Opt. Call	N/R	15,054,300

6,540	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	AA+	7,346,186
81,660	Total Massachusetts			85,180,250

	Michigan – 1.5%

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB+	2,632,913
2,650	0.000%, 7/01/23	No Opt. Call	BB+	2,171,861
2,880	0.000%, 7/01/24	No Opt. Call	BB+	2,233,958

355	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	A	412,908

4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A	5,469,927

14,000	Michigan Finance Authority, State Aid Revenue Notes, Series 2018A-1, 4.000%, 8/20/19	No Opt. Call	N/R	14,125,300

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	3,608,074

2,450	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.800%, 10/01/38	10/27 at 100.00	AA	2,501,646

4,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2019A, 3.650%, 12/01/39 (WI/DD, Settling 4/11/19)	6/28 at 100.00	AA+	4,089,000

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,386,700

5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,844,569

112

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	$1,631,568

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,165,388

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A+	1,140,180
2,000	5.000%, 9/01/27	3/24 at 100.00	A+	2,273,320
2,555	5.000%, 9/01/28	3/24 at 100.00	A+	2,891,391
3,770	5.000%, 9/01/29	3/24 at 100.00	A+	4,245,736
5,000	5.000%, 9/01/30	3/24 at 100.00	A+	5,606,250
2,270	5.000%, 9/01/31	3/24 at 100.00	A+	2,537,406

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa1	5,063,742
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	5,102,851
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	4,050,246

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (AMT)	12/25 at 100.00	A	4,297,050
5,295	5.000%, 12/01/33 (AMT)	12/25 at 100.00	A	6,046,572
5,000	5.000%, 12/01/34 (AMT)	12/25 at 100.00	A	5,693,350
98,765	Total Michigan			104,221,906

	Minnesota – 0.6%

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AAA	1,757,743

	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
885	5.000%, 2/15/33	2/28 at 100.00	A–	1,029,175
1,085	5.000%, 2/15/37	2/28 at 100.00	A–	1,244,256
8,085	4.250%, 2/15/43	2/28 at 100.00	A–	8,525,633
55	4.250%, 2/15/48	2/28 at 100.00	A–	57,774

	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,590	5.000%, 1/01/25	1/24 at 100.00	A+	2,975,055
2,005	5.000%, 1/01/32	1/24 at 100.00	A+	2,253,380

3,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2015A, 5.000%, 8/01/22	No Opt. Call	AAA	3,336,660

8,790	Minnesota State, General Obligation Bonds, Various Purpose Series 2016A, 5.000%, 8/01/20	No Opt. Call	AAA	9,196,010

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	450,878

1,150	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A	1,258,123

2,060	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA–	2,314,966

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1:
525	5.000%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	536,114
490	5.000%, 11/15/24	11/19 at 100.00	AA–	500,158

113

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$6,580	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.500%, 2/01/39	2/27 at 100.00	AAA	$6,732,196

295	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	5/19 at 100.00	N/R	295,859
39,730	Total Minnesota			42,463,980

	Mississippi – 0.6%

6,570	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A–	6,623,874

8,190	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A–	8,246,921

13,545	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	13,605,546

8,870	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28 (Pre-refunded 12/01/23)	12/23 at 100.00	AA (4)	10,232,875
37,175	Total Mississippi			38,709,216

	Missouri – 0.5%

1,390	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	1,585,851

1,100	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014, 3.000%, 12/30/24	12/23 at 100.00	A+	1,155,847

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	1,009,240

1,465	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,573,615

220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB+	224,272

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,469,452

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,330	5.000%, 1/01/25	1/24 at 100.00	A2	1,519,246
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,879,359
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,120,290

4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,635,592

17,305	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A2	17,468,532

1,155	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	1,308,869
34,030	Total Missouri			35,950,165

114

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Montana – 0.6%

$570	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Building Series 2017, 4.000%, 7/01/30	7/27 at 100.00	A+	$635,031

1,500	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Building Series 2018, 5.000%, 7/01/38	7/28 at 100.00	A+	1,770,990

35,095	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	35,229,063

550	Montana Facilities Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 3.250%, 6/01/32	6/28 at 100.00	A	563,585

2,500	Montana Facility Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,560,750
40,215	Total Montana			40,759,419

	Nebraska – 1.4%

5,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A3	5,544,650

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,156,623

9,350	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	10,043,957

665	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	713,272

370	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015, 5.000%, 12/15/22	No Opt. Call	AA–	414,648

1,000	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,023,560

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	11/21 at 100.00	A–	6,285,403

	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
540	5.000%, 7/01/23	No Opt. Call	BBB	596,257
1,250	5.000%, 7/01/24	No Opt. Call	BBB	1,405,463
530	5.000%, 7/01/25	No Opt. Call	BBB	604,470
750	5.000%, 7/01/26	7/25 at 100.00	BBB	851,625
200	5.000%, 7/01/27	7/25 at 100.00	BBB	226,076
835	5.000%, 7/01/28	7/25 at 100.00	BBB	940,101
485	5.000%, 7/01/29	7/25 at 100.00	BBB	544,316
1,000	5.000%, 7/01/30	7/25 at 100.00	BBB	1,115,990
180	5.000%, 7/01/33	7/25 at 100.00	BBB	198,090

13,725	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2015C, 3.900%, 9/01/35	9/24 at 100.00	AA+	14,212,924

3,980	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2018C, 3.750%, 9/01/38	9/27 at 100.00	AA+	4,096,455

115

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$18,380	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.600%, 9/01/44 (WI/DD, Settling 4/30/19)	3/28 at 100.00	AA+	$18,419,333

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,485	5.000%, 1/01/23	1/22 at 100.00	A+	1,619,378
1,510	5.000%, 1/01/24	1/22 at 100.00	A+	1,645,356
950	5.000%, 1/01/25	1/22 at 100.00	A+	1,033,828

645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	722,793

8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	9,255,200

	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
3,660	5.250%, 2/01/28	2/27 at 100.00	BBB+	4,146,414
1,355	5.250%, 2/01/29	2/27 at 100.00	BBB+	1,530,974

6,000	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018, 3.375%, 12/15/37	6/28 at 100.00	Aa1	6,049,620
88,885	Total Nebraska			94,396,776

	Nevada – 1.6%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (AMT)	No Opt. Call	A+	2,187,760
1,050	5.000%, 7/01/23 (AMT)	1/23 at 100.00	A+	1,170,026
1,905	5.000%, 7/01/24 (AMT)	1/23 at 100.00	A+	2,116,912

8,220	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2018A, 5.000%, 7/01/21	No Opt. Call	A+	8,812,251

21,050	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	21,639,821

5,275	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014, 4.000%, 11/01/33	11/24 at 100.00	AA+	5,640,083

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,735,598
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,216,100

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	1,662,468
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,071,230
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	13,321,749

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,125	5.000%, 6/01/24	6/22 at 100.00	AA+	2,343,046
1,545	5.000%, 6/01/25	6/22 at 100.00	AA+	1,700,365
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,199,160

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
85	4.000%, 6/01/19	No Opt. Call	N/R	85,158
50	4.000%, 6/01/20	No Opt. Call	N/R	50,704
340	5.000%, 6/01/22	No Opt. Call	N/R	359,523

116

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$4,695	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	$5,215,394

11,150	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	12,241,027

12,065	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)	No Opt. Call	A+	12,426,467

3,000	Washoe County, Nevada, Gas Facilities Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.500%, 8/01/31 (Mandatory Put 6/03/19) (AMT)	No Opt. Call	A+	2,997,330

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
3,265	5.000%, 7/01/22	7/21 at 100.00	AA	3,509,222
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,059,812
103,555	Total Nevada			109,761,206

	New Hampshire – 0.3%

895	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc Project ,Series 2015A, 4.250%, 1/01/36 (AMT)	1/26 at 100.00	A+	931,417

12,370	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A–	12,679,374

5,725	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Refunding Series 2009, 5.250%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (4)	5,760,438

1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	A–	2,037,119

845	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A–	861,866
21,675	Total New Hampshire			22,270,214

	New Jersey – 5.5%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
2,500	5.000%, 2/15/30	2/24 at 100.00	BBB+	2,768,025
1,045	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,140,910

8,535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB–	9,141,924

117

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$5,555	5.000%, 6/15/19	No Opt. Call	BBB+	$5,589,330
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,114,864
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	14,871,227
2,465	5.000%, 6/15/22	No Opt. Call	BBB+	2,683,005
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,197,284
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,799,993
2,990	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,238,170
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,228,997
5,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,391,850
950	4.250%, 6/15/27	6/22 at 100.00	BBB+	1,000,417
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,964,382

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (AMT)	1/24 at 100.00	BBB	1,503,981
2,215	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	2,457,144

9,120	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	9,150,917

25,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	27,834,000

6,000	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/47 (AMT)	10/27 at 100.00	Ba1	6,498,240

350	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C, 3.000%, 7/01/41	7/26 at 100.00	A–	332,539

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA–	2,241,400

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	BBB–	1,109,990

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
4,415	3.500%, 12/01/29 (AMT)	12/26 at 100.00	Aaa	4,593,189
11,705	3.750%, 12/01/31 (AMT)	12/26 at 100.00	Aaa	12,191,928
11,975	4.000%, 12/01/32 (AMT)	12/26 at 100.00	Aaa	12,610,034
5,000	3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	5,161,000

980	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A, 3.750%, 10/01/35	10/27 at 100.00	AA	1,018,828

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
6,145	5.000%, 6/15/24	No Opt. Call	A+	6,955,280
8,375	5.000%, 6/15/29	6/26 at 100.00	A+	9,572,290
9,395	5.000%, 6/15/30	6/26 at 100.00	A+	10,663,043
10,530	5.000%, 6/15/31	6/26 at 100.00	A+	11,891,845

1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A–	903,096

5,240	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003B, 5.250%, 12/15/19	No Opt. Call	A–	5,366,284

118

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$10,630	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	$11,845,540

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
4,860	5.500%, 6/15/31	6/21 at 100.00	A–	5,128,564
10,055	5.250%, 6/15/36	6/21 at 100.00	A–	10,502,950
585	5.000%, 6/15/42	6/21 at 100.00	A–	605,276

14,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	A–	15,147,580

20,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 6/15/20	No Opt. Call	A–	20,930,836

685	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/36	6/23 at 100.00	A–	725,114

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	A–	2,000,141
1,850	5.250%, 6/15/34	6/25 at 100.00	A–	2,037,016

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
2,000	5.000%, 12/15/23	No Opt. Call	A–	2,228,700
5,855	4.250%, 12/15/38	12/28 at 100.00	A–	6,024,209

16,010	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 3.750%, 6/15/33	12/28 at 100.00	A–	16,127,673

5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB–	5,999,178

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
4,505	3.000%, 1/01/20	No Opt. Call	Baa1	4,528,786
2,950	3.000%, 1/01/21	No Opt. Call	Baa1	2,982,066

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
3,500	5.000%, 6/01/28	No Opt. Call	A–	4,171,440
3,085	5.000%, 6/01/30	6/28 at 100.00	A–	3,616,515
6,560	5.000%, 6/01/31	6/28 at 100.00	A–	7,627,378
6,000	5.000%, 6/01/35	6/28 at 100.00	A–	6,815,940
11,480	4.000%, 6/01/37	6/28 at 100.00	A–	11,674,471

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B:
25,600	3.200%, 6/01/27	No Opt. Call	BBB+	26,401,792
2,770	5.000%, 6/01/46	6/28 at 100.00	BBB	2,926,173
352,300	Total New Jersey			376,232,744

	New Mexico – 0.3%

1,800	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018B, 3.750%, 7/01/38	7/27 at 100.00	Aaa	1,859,130

5,250	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.750%, 7/01/38	1/28 at 100.00	Aaa	5,411,385

119

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory Put 8/01/19)	8/19 at 100.00	Aa2	$15,004,440
21,900	Total New Mexico			22,274,955

	New York – 5.2%

4,060	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	4,205,713

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	343,863
500	5.000%, 1/01/25	No Opt. Call	A+	584,700

5,130	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,170,373

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,900	5.000%, 12/01/25, 144A	No Opt. Call	BBB–	2,206,185
1,400	5.000%, 12/01/27, 144A	6/27 at 100.00	BBB–	1,650,236
1,300	5.000%, 12/01/29, 144A	6/27 at 100.00	BBB–	1,514,773
1,500	5.000%, 12/01/32, 144A	6/27 at 100.00	BBB–	1,723,560

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20– FGIC Insured	No Opt. Call	AA	7,398,764

	Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds, Third General Resolution, Series 2012A:
10,055	5.000%, 5/15/24	5/22 at 100.00	AA	11,079,303
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	10,218,978

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	103,589
1,055	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	969,872

5,400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	A–	6,098,490

200	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	N/R (4)	200,000

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,354,783

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-1, Subseries A-J:
11,000	5.000%, 5/15/20	No Opt. Call	N/R	11,390,390
8,160	5.000%, 5/15/20	No Opt. Call	N/R	8,449,598

12,115	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21	No Opt. Call	N/R	12,897,508

14,390	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018C Subseries 2018C-2, 5.000%, 9/01/21	No Opt. Call	N/R	15,424,497

120

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$15,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019A, 4.000%, 2/03/20	No Opt. Call	N/R	$15,287,100

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	A–	1,691,955
1,000	5.000%, 7/01/29	7/24 at 100.00	A–	1,123,850

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	A–	730,508
2,455	5.000%, 7/01/32	7/24 at 100.00	A–	2,704,895

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1:
3,500	5.550%, 11/01/39	5/19 at 100.00	AA+	3,511,480
7,155	5.700%, 11/01/46	5/19 at 100.00	AA+	7,179,327

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A RMKT, 5.000%, 8/01/19	No Opt. Call	Aa1	10,115,400

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	Aa1	20,913,000

6,995	New York City, New York, General Obligation Bonds, Fiscal 2018 Series A, 5.000%, 8/01/19	No Opt. Call	Aa1	7,075,722

	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
900	3.625%, 11/01/33	11/27 at 100.00	Aa2	933,489
2,000	3.875%, 11/01/38	11/27 at 100.00	Aa2	2,066,500

5,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2019D, 2.050%, 5/01/23	1/21 at 100.00	Aa2	5,508,635

10,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.850%, 11/01/39	5/28 at 100.00	Aa2	10,284,400

2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E, 2.125%, 11/01/23	8/21 at 100.00	Aa2	2,504,925

16,270	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A2	16,315,068

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
2,000	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa3	2,318,140
15,510	4.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	16,082,939

	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
2,005	5.000%, 1/01/22 (AMT)	No Opt. Call	A–	2,157,801
2,065	5.000%, 1/01/23 (AMT)	No Opt. Call	A–	2,272,677

121

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
$1,440	5.000%, 7/01/30 (AMT)	7/24 at 100.00	BBB	$1,602,274
2,045	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	2,125,962
8,075	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	8,372,241
9,565	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	10,531,926
11,975	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	13,014,789
49,965	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	54,107,598

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,008,880

10,025	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	11,521,031

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB+	842,946

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	A–	2,746,607
2,695	5.000%, 7/01/29	7/24 at 100.00	A–	3,027,347
4,200	5.000%, 7/01/30	7/24 at 100.00	A–	4,684,176
2,100	5.000%, 7/01/31	7/24 at 100.00	A–	2,325,813
1,335	5.000%, 7/01/32	7/24 at 100.00	A–	1,470,890
3,080	5.000%, 7/01/33	7/24 at 100.00	A–	3,384,612
333,885	Total New York			354,530,078

	North Carolina – 0.5%

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	622,493

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,020	5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	5,151,474
10,040	5.000%, 1/01/21 (ETM)	No Opt. Call	N/R (4)	10,650,733

1,430	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	5/19 at 100.00	A	1,433,446

11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,719,436

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014, 4.000%, 4/01/19	No Opt. Call	Aa3	200,000
28,900	Total North Carolina			31,777,582

	North Dakota – 0.9%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	128,885
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,331,810
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,044,903
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,594,949
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,074,040
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,173,788

122

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

$2,755	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	$3,077,225

20,465	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	21,643,989

	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
3,065	5.000%, 6/01/28	No Opt. Call	BBB–	3,573,514
3,000	5.000%, 6/01/29	6/28 at 100.00	BBB–	3,472,200
1,245	5.000%, 6/01/31	6/28 at 100.00	BBB–	1,420,881
3,480	5.000%, 6/01/34	6/28 at 100.00	BBB–	3,916,775
12,480	5.000%, 6/01/38	6/28 at 100.00	BBB–	13,824,595
56,125	Total North Dakota			61,277,554

	Ohio – 4.4%

1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	2,050,784

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
58,535	5.125%, 6/01/24	4/19 at 100.00	B–	55,877,511
3,295	5.375%, 6/01/24	4/19 at 100.00	B–	3,174,733
13,310	5.875%, 6/01/30	4/19 at 100.00	B–	13,027,162
18,875	5.750%, 6/01/34	4/19 at 100.00	B–	18,250,992

5,450	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2016A, 4.000%, 12/01/19	No Opt. Call	AA	5,539,598

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,749,297
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,554,086
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,276,800
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	2,048,094

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,739,695
1,780	5.000%, 12/01/23 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,821,563

18,635	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/32	10/28 at 100.00	AAA	23,026,338

3,070	Franklin County, Ohio, Revenue Bonds, CHE Trinity Health Credit Group, Variable Rate Demand Obligation Series 2013, 1.750%, 12/01/46 (Mandatory Put 8/01/19)	8/19 at 100.00	AA–	3,070,368

470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.500%, 8/15/24	5/19 at 100.00	A–	471,387

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	7,989,082

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
870	4.000%, 10/01/19	No Opt. Call	Aa3	880,562
1,150	4.000%, 10/01/20	No Opt. Call	Aa3	1,191,538
1,205	5.000%, 10/01/21	No Opt. Call	Aa3	1,300,822
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,069,770

123

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,940	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	$2,528,400

1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 0.000%, 3/01/23 (7)	No Opt. Call	N/R	1,204,000

11,630	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (7)	No Opt. Call	CCC+	11,630,000

28,740	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	24,716,400

915	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (7)	No Opt. Call	N/R	786,900

3,610	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	3,104,600

250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory Put 5/01/20) (AMT) (7)	No Opt. Call	N/R	215,000

1,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (7)	No Opt. Call	N/R	1,020,000

735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28 (AMT), 144A	No Opt. Call	N/R	766,870

7,510	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	8,045,838

7,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,416,080

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	24,609,926

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	8,807,904

8,760	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	9,738,755

8,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (7)	No Opt. Call	N/R	7,310,000

3,855	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (7)	No Opt. Call	N/R	3,315,300

2,355	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory Put 6/03/19) (7)	No Opt. Call	N/R	2,025,300

8,645	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory Put 7/01/20) (7)	No Opt. Call	N/R	7,434,700

124

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,945	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory Put 6/03/19) (7)	No Opt. Call	N/R	$1,672,700

5,450	Ohio Water Development Authority, State of Ohio, Water Pollution Control Loan Fund, Series 2019A, 5.000%, 6/01/29	3/29 at 100.00	AAA	6,947,224

12,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	12,900,181

2,470	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	2,541,358
298,345	Total Ohio			297,847,618

	Oklahoma – 1.8%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	AA–	2,437,590
1,415	4.000%, 9/01/23	9/21 at 100.00	AA–	1,488,509

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
2,940	5.000%, 6/01/21	No Opt. Call	A+	3,142,919
7,545	5.000%, 6/01/22	No Opt. Call	A+	8,289,767
3,080	5.000%, 6/01/23	No Opt. Call	A+	3,466,910

	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A:
1,470	5.000%, 12/01/28	12/27 at 100.00	A	1,758,987
1,410	5.000%, 12/01/31	12/27 at 100.00	A	1,654,847

	Garfield County Educational Facilities Authority, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,698,018
3,145	5.000%, 9/01/31	9/26 at 100.00	A	3,650,622

3,150	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018, 3.625%, 9/01/36	9/28 at 100.00	A–	3,234,861

	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
1,000	5.000%, 9/01/20	No Opt. Call	A	1,046,330
2,115	5.000%, 9/01/22	No Opt. Call	A	2,313,662
1,000	5.000%, 9/01/23	No Opt. Call	A	1,117,110
1,870	5.000%, 9/01/24	No Opt. Call	A	2,129,911
2,490	5.000%, 9/01/26	No Opt. Call	A	2,926,547

	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Purcell Public Schools Project, Series 2018:
1,280	5.000%, 9/01/30	9/28 at 100.00	A	1,564,058
1,565	5.000%, 9/01/34	9/28 at 100.00	A	1,871,787

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
6,045	5.000%, 8/15/33	8/28 at 100.00	Baa3	6,916,024
16,530	5.000%, 8/15/38	8/28 at 100.00	Baa3	18,585,340

125

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
$750	5.000%, 9/01/22	No Opt. Call	A–	$817,860
500	3.000%, 9/01/23	No Opt. Call	A–	515,010
600	5.000%, 9/01/24	No Opt. Call	A–	681,756
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,741,195

3,210	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/38 (AMT)	6/23 at 100.00	AA	3,596,035

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,435	5.000%, 9/01/25	9/23 at 100.00	AA–	3,878,939
10,675	5.000%, 9/01/26	9/23 at 100.00	AA–	11,996,885

1,595	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A, 5.000%, 9/01/29	No Opt. Call	AA–	1,984,355

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,150	5.000%, 9/01/25	No Opt. Call	AA–	7,275,880
7,910	5.000%, 9/01/26	9/25 at 100.00	AA–	9,311,098

	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
2,000	5.000%, 3/01/29	No Opt. Call	A–	2,423,480
1,695	5.000%, 3/01/31	3/29 at 100.00	A–	2,020,406
2,500	5.000%, 3/01/33	3/29 at 100.00	A–	2,953,075
106,030	Total Oklahoma			120,489,773

	Oregon – 0.9%

1,750	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A, 0.000%, 6/15/38	6/28 at 100.00	AA+	1,957,690

1,190	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 0.000%, 6/15/40 (6)	6/27 at 100.00	Aa1	1,297,493

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	Aa1	4,317,183

	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2018A:
1,665	0.000%, 6/15/34	6/28 at 79.31	AA+	994,455
1,500	0.000%, 6/15/35	6/28 at 75.58	AA+	844,215
1,000	0.000%, 6/15/37	6/28 at 69.16	AA+	510,800
1,450	0.000%, 6/15/39	6/28 at 63.17	AA+	670,524

3,500	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2017D, 3.450%, 1/01/38	1/27 at 100.00	Aa2	3,563,945

5,800	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2018C, 3.900%, 7/01/38	7/27 at 100.00	Aa2	6,057,230

15,995	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	16,248,361

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	4,016,840

126

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	$12,517,117

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	AA–	3,958,820
1,925	5.000%, 5/15/33	5/26 at 100.00	AA–	2,216,079
58,465	Total Oregon			59,170,752

	Pennsylvania – 5.4%

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,000	5.000%, 4/01/36	4/28 at 100.00	A	1,145,880
10,000	4.000%, 4/01/37	4/28 at 100.00	A	10,468,900
6,000	4.000%, 4/01/38	4/28 at 100.00	A	6,252,600
1,000	4.000%, 4/01/44	4/28 at 100.00	A	1,026,230

	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012:
1,000	5.000%, 12/01/25	12/22 at 100.00	AA–	1,112,300
4,000	5.000%, 12/01/37	12/22 at 100.00	AA–	4,379,040

1,525	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Ba3	1,719,300

1,200	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	1,032,000

2,880	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	2,476,800

7,770	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (7)	No Opt. Call	N/R	6,682,200

8,740	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 4.000%, 11/01/39	11/27 at 100.00	A	9,119,491

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (4)	1,326,533

1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/27	No Opt. Call	A+	1,209,450

39,480	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	41,500,586

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,041,130
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,100,799

127

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
$200	4.000%, 6/01/19	No Opt. Call	Ba1	$200,420
410	5.000%, 6/01/22	No Opt. Call	Ba1	436,384
790	5.000%, 6/01/24	6/23 at 100.00	Ba1	849,337
520	5.000%, 6/01/25	6/23 at 100.00	Ba1	555,823
370	5.125%, 6/01/26	6/23 at 100.00	Ba1	396,840
460	5.375%, 6/01/28	6/23 at 100.00	Ba1	495,296

12,575	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A	12,348,398

10,520	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A	10,410,592

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)	12/19 at 100.00	N/R (4)	3,273,167

5,900	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	5,913,806

4,055	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (7)	No Opt. Call	N/R	3,487,300

3,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (Mandatory Put 6/01/19) (7)	No Opt. Call	N/R	2,971,300

2,410	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,468,250

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,274,292
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,589,688
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,575,134

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	575,770
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,251,968
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,847,258
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,324,310
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,418,476

10,500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2017A, 1.700%, 8/01/37 (Mandatory Put 8/03/20) (AMT)	No Opt. Call	A–	10,435,950

665	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B, 5.000%, 1/01/21	4/19 at 100.00	Aaa	666,084

19,870	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	19,923,252

128

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$8,950	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.100%, 10/01/36	10/25 at 100.00	AA+	$8,973,986

15,305	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A, 3.700%, 10/01/37 (AMT)	4/27 at 100.00	AA+	15,558,298

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128B:
6,585	3.500%, 10/01/34	10/27 at 100.00	AA+	6,801,120
3,000	3.850%, 4/01/38	10/27 at 100.00	AA+	3,100,770

	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,095	0.000%, 12/01/34 (6)	12/26 at 100.00	AA–	2,066,822
5,000	0.000%, 12/01/37 (6)	12/26 at 100.00	AA–	4,932,300

16,080	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A	20,364,998

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,905	5.000%, 6/01/25	No Opt. Call	A3	6,861,197
2,830	5.000%, 6/01/29	6/26 at 100.00	A3	3,293,271
22,145	5.000%, 6/01/35	6/26 at 100.00	A3	25,121,288

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2017:
2,500	5.000%, 12/01/29	12/27 at 100.00	A3	2,960,900
3,190	5.000%, 12/01/31	12/27 at 100.00	A3	3,727,866

5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016A, 5.000%, 12/01/36	12/26 at 100.00	A3	5,686,150

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series 2017:
3,495	5.000%, 12/01/31	12/27 at 100.00	A3	4,084,292
2,250	5.000%, 12/01/32	12/27 at 100.00	A3	2,620,237
2,000	4.000%, 12/01/36	12/27 at 100.00	A3	2,118,120

12,005	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A+	14,056,294

1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/28	6/26 at 100.00	A1	1,184,930

3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2017A-1, 5.000%, 12/01/36	12/27 at 100.00	A1	3,523,920

7,445	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A	8,547,083

3,025	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	3,163,484

	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B:
1,525	5.000%, 7/01/19 (AMT)	No Opt. Call	A	1,536,621
3,100	5.000%, 7/01/20 (AMT)	No Opt. Call	A	3,218,575
1,250	5.000%, 7/01/21 (AMT)	No Opt. Call	A	1,334,338

2,650	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	7/19 at 100.00	N/R	2,621,830

129

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$9,745	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 2.540%, 12/01/24 (3-Month LIBOR*67% reference rate + 0.78% spread) (8)	5/19 at 100.00	AA–	$9,826,566

4,585	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/26	5/24 at 100.00	BB+	5,019,887

2,355	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	2,307,146

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc, Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	A+	1,430,898
730	5.000%, 12/01/20	No Opt. Call	A+	768,106
1,105	5.000%, 12/01/21	No Opt. Call	A+	1,193,953
1,625	5.000%, 12/01/22	No Opt. Call	A+	1,801,995
1,705	5.000%, 12/01/23	6/23 at 100.00	A+	1,916,267
1,795	5.000%, 12/01/24	6/23 at 100.00	A+	2,013,595

	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012:
105	4.000%, 11/01/19 – AGM Insured (ETM)	No Opt. Call	A2 (4)	106,511
60	4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	60,741

3,435	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	A–	3,444,206
348,680	Total Pennsylvania			369,630,895

	Puerto Rico – 0.6%

25	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	5/19 at 100.00	Ca	25,094

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1	0.000%, 7/01/24	No Opt. Call	N/R	841
7,459	0.000%, 7/01/27	No Opt. Call	N/R	5,571,053
15,557	0.000%, 7/01/29	7/28 at 98.64	N/R	10,334,826
27,782	0.000%, 7/01/31	7/28 at 91.88	N/R	16,470,003
15,565	0.000%, 7/01/33	7/28 at 86.60	N/R	8,279,490
326	4.500%, 7/01/34	7/25 at 100.00	N/R	330,411
66,715	Total Puerto Rico			41,011,718

	Rhode Island – 0.3%

4,350	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (4)	5,056,005

136,145	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	4/19 at 14.11	CCC+	14,056,971
140,495	Total Rhode Island			19,112,976

	South Carolina – 0.9%

5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	A	6,439,782

130

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016:
$1,000	5.000%, 11/01/34	5/26 at 100.00	A1	$1,124,540
1,170	5.000%, 11/01/35	5/26 at 100.00	A1	1,312,108

6,550	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	7,081,729

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
7,500	5.000%, 11/01/27 (Pre-refunded 11/01/22)	11/22 at 100.00	A+ (4)	8,378,325
1,275	5.000%, 11/01/29 (Pre-refunded 11/01/22)	11/22 at 100.00	A+ (4)	1,424,315

1,850	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/20 (ETM)	No Opt. Call	A+ (4)	1,948,957

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,042,382
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,136,597

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
3,015	5.000%, 12/01/31	6/25 at 100.00	A+	3,409,030
8,280	5.000%, 12/01/50	6/25 at 100.00	A+	9,107,586

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,015	5.000%, 12/01/29	6/26 at 100.00	A+	8,144,415
3,875	5.000%, 12/01/31	6/26 at 100.00	A+	4,456,017

1,325	Spartanburg Regional Health Services District, Inc, South Carolina, Hospital Refunding Revenue Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	1,415,869
54,460	Total South Carolina			60,421,652

	South Dakota – 0.1%

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	579,038
1,000	5.000%, 6/01/24	6/23 at 100.00	AA+	1,131,200

2,410	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31	9/27 at 100.00	A1	2,832,329

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,018,560

3,000	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2019A, 3.800%, 11/01/39	5/28 at 100.00	AAA	3,094,980
7,935	Total South Dakota			8,656,107

	Tennessee – 1.9%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	5/19 at 100.00	BBB+	2,273,562

131

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	Baa2	$2,547,808

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,521,415

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017:
3,250	5.000%, 4/01/29	4/27 at 100.00	BBB	3,698,142
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB	2,826,550
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB	3,062,764

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,300	4.000%, 1/01/23	No Opt. Call	A+	1,398,319
2,110	5.000%, 1/01/24	1/23 at 100.00	A+	2,347,143

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A+	1,479,534
3,180	5.000%, 1/01/23	No Opt. Call	A+	3,534,983

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA	1,579,989
1,560	5.250%, 4/01/24	4/21 at 100.00	AA	1,664,754
1,240	5.250%, 4/01/25	4/21 at 100.00	AA	1,322,770

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA	4,518,777

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA	1,023,080
1,860	5.250%, 11/01/25	11/19 at 100.00	AA	1,898,614

8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Aa1	9,379,496

1,200	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.950%, 7/01/35	1/25 at 100.00	AA+	1,251,240

5,265	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-3, 3.750%, 7/01/38	7/27 at 100.00	AA+	5,461,121

11,615	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-4, 3.900%, 7/01/38	1/28 at 100.00	AA+	12,112,122

10,000	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.750%, 7/01/39	7/28 at 100.00	AA+	10,380,500

6,680	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A3	7,211,528

13,380	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,919,080

27,240	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	5/23 at 100.43	A3	28,822,099
119,660	Total Tennessee			127,235,390

132

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 6.4%

$1,085	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/30	1/27 at 100.00	BBB+	$1,250,159

3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	A–	3,671,076

3,445	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A– (4)	3,716,087

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	A–	2,213,780
1,390	5.000%, 1/01/33	7/25 at 100.00	A–	1,575,412
1,165	5.000%, 1/01/34	7/25 at 100.00	A–	1,316,963

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	A–	2,283,640
1,650	5.000%, 1/01/35	1/26 at 100.00	A–	1,873,971

865	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB+	885,535

	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012:
5,200	5.000%, 2/15/26 (Pre-refunded 2/15/21)	2/21 at 100.00	Aaa	5,538,156
2,800	5.000%, 2/15/26	2/21 at 100.00	AAA	2,970,856

5,500	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2019, 5.000%, 12/01/28 (WI/DD, Settling 4/09/19)	No Opt. Call	AA+	6,954,035

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
10,000	1.350%, 11/01/20 (AMT) , 144A	No Opt. Call	A+	9,859,300
20,000	1.600%, 11/01/21 (AMT) , 144A	No Opt. Call	A+	19,667,000

9,295	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	9,749,340

	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009:
1,545	4.550%, 2/15/25 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	1,561,794
455	4.550%, 2/15/25	8/19 at 100.00	AA+	459,982

11,750	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	13,112,060

7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	8,013,090

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	906,684
550	4.000%, 3/01/22	3/21 at 100.00	A–	569,685
800	4.000%, 3/01/23	3/21 at 100.00	A–	827,712
440	4.250%, 3/01/25	3/21 at 100.00	A–	458,361

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A:
1,825	5.000%, 12/01/23	12/22 at 100.00	A+	2,029,948
18,000	4.000%, 12/01/31	12/22 at 100.00	A+	18,871,740

133

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
$5,215	5.000%, 12/01/26	12/24 at 100.00	A+	$6,030,052
4,025	5.000%, 12/01/27	12/24 at 100.00	A+	4,635,431
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,446,370
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	6,989,812

5,045	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	5,940,639

3,015	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	6/19 at 100.00	AA+ (4)	3,070,205

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22 (Pre-refunded 11/01/19)	11/19 at 100.00	AAA (4)	5,225,216
5,385	5.000%, 11/01/23 (Pre-refunded 11/01/19)	11/19 at 100.00	AAA (4)	5,495,662
5,660	5.000%, 11/01/24 (Pre-refunded 11/01/19)	11/19 at 100.00	AAA (4)	5,776,313

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 11.017%, 11/01/41 (IF) (5)	11/21 at 100.00	AAA	2,835,086

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	313,902
425	5.000%, 11/15/23	No Opt. Call	A3	477,602

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,592,121
4,590	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,302,689
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,712,485
12,040	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,807,713

	Harrison County Health Facilities Development Corporation, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	2,288,728
2,380	5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (4)	2,479,175

5,240	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Limited Tax Schoolhouse Series 2013A, 4.000%, 2/15/31	2/23 at 100.00	AAA	5,566,242

11,815	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 4.000%, 2/15/34	2/26 at 100.00	AAA	12,855,901

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,040,809
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,171,347

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A+	20,366,581
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,444,700

2,440	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	BB	2,696,615

134

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2018D:
$3,000	5.000%, 11/15/32	11/28 at 100.00	Aa2	$3,674,640
2,570	5.000%, 11/15/33	11/28 at 100.00	Aa2	3,136,171

6,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/22	No Opt. Call	AA	6,569,100

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,005	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A	7,476,110
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A	3,472,756

2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	2,272,840

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (AMT)	11/25 at 100.00	A1	1,174,860
2,025	5.000%, 11/01/27 (AMT)	11/25 at 100.00	A1	2,368,258
1,570	5.000%, 11/01/28 (AMT)	11/25 at 100.00	A1	1,827,778
2,000	5.000%, 11/01/29 (AMT)	11/25 at 100.00	A1	2,317,780
2,000	5.000%, 11/01/30 (AMT)	11/25 at 100.00	A1	2,307,240

1,800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	1,874,718

10,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2009, 5.500%, 5/15/36	5/19 at 100.00	A1	10,047,700

	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018:
2,135	5.000%, 5/15/21	No Opt. Call	A+	2,284,984
1,845	5.000%, 5/15/22	No Opt. Call	A+	2,032,360

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	B1	3,291,523
2,720	5.250%, 12/01/28	12/25 at 100.00	B1	2,922,667

2,700	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A	10/21 at 105.00	BB–	2,808,378

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,380	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	4,871,086
4,720	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	5,249,206
3,945	5.000%, 8/15/26 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	4,387,313
7,025	5.000%, 8/15/27 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	7,812,643

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
3,855	0.000%, 9/01/43 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	4,516,595
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (4)	11,671,427

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	9,404,263
5,040	5.250%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	5,476,313

135

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	5/19 at 100.00	AAA	$871,871

4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,180,561

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,431,888

3,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A, 4.125%, 9/01/38	9/27 at 100.00	AA+	3,147,210

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,357,450

4,750	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	5,196,690

3,250	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/22	No Opt. Call	AAA	3,626,285

16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	18,115,500

	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll Series 2019A:
1,125	0.000%, 8/01/35	2/29 at 76.82	Baa3	586,136
1,590	0.000%, 8/01/36	2/29 at 73.16	Baa3	783,616
2,070	0.000%, 8/01/37	2/29 at 69.41	Baa3	959,900
1,100	0.000%, 8/01/39	2/29 at 62.63	Baa3	455,356

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,900	4.000%, 8/15/19	No Opt. Call	A	2,924,186
3,015	4.000%, 8/15/20	No Opt. Call	A	3,107,591
3,135	4.000%, 8/15/21	No Opt. Call	A	3,254,976

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	9,652,691
404,205	Total Texas			435,798,378

	Utah – 0.2%

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc, Series 2009, 5.000%, 8/15/41 (Pre-refunded 8/15/19)	8/19 at 100.00	AA+ (4)	6,426,851

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	3,713,412
2,000	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	2,223,600
2,265	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	A (4)	2,518,227
13,950	Total Utah			14,882,090

	Virginia – 1.4%

10,755	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 4.000%, 10/01/19	No Opt. Call	AAA	10,889,868

10,000	King George County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, King George Landfill, Inc Project, Variable Rate Demand Series 2003A, 2.500%, 6/01/23 (AMT)	No Opt. Call	A–	10,000,900

136

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$9,785	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Metrorail Service District Improvement Silver Line Phase 2 Project, Series 2018, 2.000%, 4/01/22	4/20 at 100.00	AA+	$9,799,090

1,730	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,663,827

760	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	790,620

1,185	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016, 3.125%, 6/15/31	6/26 at 100.00	A–	1,199,102

710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	741,276

39,100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	42,768,362

6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	7,344,276

8,650	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	8,677,593
89,510	Total Virginia			93,874,914

	Washington – 1.1%

2,900	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016, 5.000%, 2/01/29	2/26 at 100.00	AA–	3,426,408

2,340	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,572,713

6,000	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2018, 5.000%, 12/01/19	No Opt. Call	AA+	6,138,060

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A+	6,303,600

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
2,730	5.000%, 1/01/26	7/25 at 100.00	A+	3,190,851
1,285	5.000%, 1/01/27	7/25 at 100.00	A+	1,494,571

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,295	5.000%, 11/15/22	No Opt. Call	AA–	1,442,617
2,035	5.000%, 11/15/24	5/24 at 100.00	AA–	2,331,540

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
4,015	5.000%, 10/01/30	10/28 at 100.00	AA–	4,902,676
2,780	5.000%, 10/01/31	10/28 at 100.00	AA–	3,365,412
3,010	5.000%, 10/01/32	10/28 at 100.00	AA–	3,618,502
2,600	5.000%, 10/01/33	10/28 at 100.00	AA–	3,109,340

137

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
$5,120	5.000%, 8/15/29	8/27 at 100.00	BBB	$5,897,216
5,000	5.000%, 8/15/34	8/27 at 100.00	BBB	5,596,400
5,765	5.000%, 8/15/36	8/27 at 100.00	BBB	6,393,039

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,845	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,866,015
1,330	6.250%, 7/01/24	7/19 at 100.00	Baa1	1,343,034
2,000	6.750%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,025,180

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	3,306,518

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	4,736,191
65,715	Total Washington			73,059,883

	West Virginia – 0.5%

5,120	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (AMT)	No Opt. Call	Baa3	5,032,397

10,335	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A–	10,296,244

6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Seriess 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A–	6,099,540

6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Seriess 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A–	6,099,540

4,830	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A–	4,876,996

1,015	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,135,754
33,300	Total West Virginia			33,540,471

	Wisconsin – 2.8%

24,400	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	28,170,532

	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall Project, Series 2017:
2,000	5.000%, 9/30/37 (AMT)	9/27 at 100.00	BBB	2,256,180
14,705	5.000%, 9/30/49 (AMT)	9/27 at 100.00	BBB	16,295,052

5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-1, 2.625%, 11/01/25 (AMT)	No Opt. Call	A–	5,525,740

138

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$7,770	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A – 2, 2.875%, 5/01/27 (AMT)	5/26 at 100.00	A–	$7,848,555

4,420	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB–	4,579,385

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	AA–	346,189
470	5.000%, 4/01/22	No Opt. Call	AA–	514,650

	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
780	5.000%, 12/01/26	11/24 at 100.00	AA–	900,424
3,950	5.000%, 12/01/27	11/24 at 100.00	AA–	4,544,119

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A:
1,020	5.000%, 7/15/25 (Pre-refunded 7/15/21)	7/21 at 100.00	AA (4)	1,099,193
14,400	5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	AA (4)	15,518,016

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	2,165,039

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc, Series 2008B:
1,455	4.350%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	1,470,190
8,670	5.500%, 8/15/29 (Pre-refunded 2/15/20)	2/20 at 100.00	Aa3 (4)	8,963,653

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A–	5,524,100

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,044,440

420	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	422,062

2,715	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc, Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	2,887,484

1,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	1,970,925

4,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,800,452

2,850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc, Series 2018A, 5.000%, 9/15/40	9/23 at 100.00	BBB–	2,966,309

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA–	940,211
1,310	5.000%, 12/15/25	12/24 at 100.00	AA–	1,522,770

139

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
$8,145	6.000%, 5/01/27	5/19 at 100.00		Aa2 (4)	$8,174,648
855	6.000%, 5/01/27 (Pre-refunded 5/01/19)	5/19 at 100.00		N/R (4)	858,112
4,740	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00		Aa2 (4)	4,756,306
495	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00		N/R (4)	496,703
1,805	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00		Aa2 (4)	1,811,570
260	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00		N/R (4)	260,946
35,170	6.000%, 5/01/36 (Pre-refunded 5/01/19)	5/19 at 100.00		Aa2 (4)	35,298,019

	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2:
85	5.000%, 5/01/24 (Pre-refunded 5/01/22)	5/22 at 100.00		N/R (4)	93,652
5,785	5.000%, 5/01/24	5/22 at 100.00		Aa1	6,369,169

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,110	5.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00		AA+ (4)	1,119,657
3,355	5.000%, 7/01/25 (Pre-refunded 7/01/19)	7/19 at 100.00		AA+ (4)	3,384,189
4,000	5.000%, 7/01/26 (Pre-refunded 7/01/19)	7/19 at 100.00		AA+ (4)	4,034,800
178,000	Total Wisconsin				188,933,441

	Wyoming – 0.2%

5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00		BB+	5,842,100

6,960	Wyoming Community Development Authority, Housing Revenue Bonds, 2015 Series 6, 3.900%, 12/01/34	12/24 at 100.00		AA+	7,244,942
12,460	Total Wyoming				13,087,042
$6,435,908	Total Municipal Bonds (cost $6,299,980,628)				6,550,593,054

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$200	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$133,243

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	28,227
$257	Total Corporate Bonds (cost $10,984)				161,470
	Total Long-Term Investments (cost $6,299,991,612)				6,550,754,524

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 2.1%

	MUNICIPAL BONDS – 2.1%

	National – 0.2%

$14,810	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, Variable Rate Demand Obligations, 2.920%, 11/01/21 (SIFMA reference rate + 0.80% spread), 144A (8), (11)	No Opt. Call		A+	$14,810,000

1,165	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class D Series 2018, Variable Rate Demand Obligations, 3.120%, 7/31/23 (SIFMA reference rate + 1.00% spread), 144A (8), (11)	No Opt. Call		A+	1,165,000
15,975	Total National				15,975,000

140

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida – 0.8%

$49,150	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, 1.730%, 5/01/37 (11)	6/19 at 100.00	N/R	$49,150,000

4,195	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, Series 2013, 0.000%, 5/01/31, 144A (11)	No Opt. Call	A-2	4,195,000
53,345	Total Florida			53,345,000

	New Jersey – 0.0%

4,520	New Jersey Turnpike Authority, Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Floater Series 2017-ZM0566, 0.000%, 1/01/37 (11)	1/28 at 100.00	A+	4,520,000

	New York – 0.7%

16,800	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Variable Rate Demand Obligations, Fiscal 2017 Adjustable Rate Series BB-1, 1.800%, 6/15/49 (11)	5/19 at 100.00	VMIG-1	16,800,000

29,925	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal 2018 Series B-5, 0.000%, 10/01/46 (11)	6/19 at 100.00	VMIG-1	29,925,000
46,725	Total New York			46,725,000

	Ohio – 0.1%

5,300	Ohio State University, General Receipts Bonds, Variable Rate Demand Obligations, Series 2014B-2, 2.050%, 12/01/44 (11)	7/19 at 100.00	VMIG-1	5,300,000

	Pennsylvania – 0.0%

2,190	Emmaus General Authority, Pennsylvania, Variable Rate Demand Obligations, Series 1996, 2.130%, 12/01/28 – AGM Insured (11)	7/19 at 100.00	AA	2,190,000

	Texas – 0.1%

7,820	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien, Variable Rate Demand Obligations, Series 2010, 2.110%, 7/01/30 (11)	6/30 at 100.00	AA+	7,820,000

	Utah – 0.2%

12,470	Murray City, Utah, Hospital Revenue Bonds, Variable Rate Demand Obligations, IHC Health Services, Inc, Series 2005D, 1.850%, 5/15/37 (11)	5/19 at 100.00	VMIG-1	12,470,000
$148,345	Total Short-Term Investments (cost $148,345,000)			148,345,000
	Total Investments (cost $6,448,336,612) – 98.0%			6,699,099,524
	Other Assets Less Liabilities – 2.0%			133,681,795
	Net Assets – 100%			$6,832,781,319

141

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(8)	Variable rate security. The rate shown is the coupon as of the end of the period.

(9)

The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(10)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)

Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate

SIFMA	Securities Industry and Financial Market Association

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

142

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.3%

	MUNICIPAL BONDS – 97.3%

	Alabama – 2.6%

$9,790	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A3	$10,430,560

32,945	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	34,299,369

37,075	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	39,306,915

6,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.850%, 6/01/34 (Mandatory Put 3/24/20)	No Opt. Call	A1	5,962,560

23,435	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23)	No Opt. Call	A–	24,078,525

19,970	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	21,483,526
129,215	Total Alabama			135,561,455

	Alaska – 0.4%

4,575	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	12/19 at 100.00	N/R	4,608,763

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,802,659
3,565	5.000%, 1/01/26 (AMT)	7/25 at 100.00	Baa2	3,940,466

1,360	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/19	No Opt. Call	A1	1,360,000

	Anchorage, Alaska, General Obligation Bonds, Schools Series 2013A:
1,710	5.000%, 8/01/21	No Opt. Call	AAA	1,846,184
1,795	5.000%, 8/01/22	No Opt. Call	AAA	1,993,958

940	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	4/19 at 100.00	A3	940,235

3,645	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A1	3,843,981
19,245	Total Alaska			20,336,246

	Arizona – 2.2%

	Arizona State, Certificates of Participation, Refunding Series 2019A:
4,430	5.000%, 10/01/26 (WI/DD, Settling 7/09/19)	No Opt. Call	Aa3	5,274,358
4,430	5.000%, 10/01/27 (WI/DD, Settling 7/09/19)	No Opt. Call	Aa3	5,354,984

2,975	Arizona State, Certificates of Participation, Series 2010A, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,025,783

143

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$120	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	$125,183

16,775	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	17,040,716

1,625	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,653,941

1,500	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/24	No Opt. Call	AAA	1,753,320

2,220	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding AMT Series 2017A, 1.800%, 9/01/32 (Mandatory Put 5/21/20) (AMT)	No Opt. Call	A+	2,214,517

1,200	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017B, 1.600%, 3/01/39 (Mandatory Put 5/21/20)	No Opt. Call	A+	1,194,360

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
335	5.000%, 7/01/19	No Opt. Call	AAA	337,814
575	5.000%, 7/01/20	No Opt. Call	AAA	599,104
765	5.000%, 7/01/21	No Opt. Call	AAA	821,166

14,500	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019B, 5.000%, 9/01/45 (Mandatory Put 9/01/24)	No Opt. Call	A2	16,589,160

11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico Palo Verde Project, Series 2010A, 2.400%, 6/01/43 (Mandatory Put 6/01/20)	No Opt. Call	BBB+	11,018,700

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
500	4.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	503,010
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	592,250
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,645,535
750	4.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	804,285

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	Aa3	1,406,017

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,468,833
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,344,549
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,209,824

	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,415	5.000%, 7/01/21	No Opt. Call	AA	2,595,087
4,030	5.000%, 7/01/22	No Opt. Call	AA	4,457,905

3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,287,824

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	5,601,232
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	6,575,215

144

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	$308,700

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,305	5.000%, 8/01/22	No Opt. Call	AA	1,446,501
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,273,700
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,324,620

1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,162,310

6,665	The Industrial Development Authority of the County of Maricopa, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory Put 10/18/24)	No Opt. Call	AA–	7,737,798
107,625	Total Arizona			116,748,301

	Arkansas – 0.5%

8,605	Arkansas State, Federal Highway Grant Anticipation and Tax Revenue Bonds, Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa1	9,607,482

	Crittenden County, Arkansas, Sales and Use Tax Revenue Bonds, Series 2017:
1,200	5.000%, 3/01/20	No Opt. Call	A	1,235,076
1,400	5.000%, 3/01/21	No Opt. Call	A	1,484,434

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/19	No Opt. Call	A+	504,150
670	5.000%, 7/01/21	No Opt. Call	A+	717,041

	Pulaksi County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
890	4.000%, 7/01/19	No Opt. Call	BB+	891,282
995	4.000%, 7/01/20	No Opt. Call	BB+	1,002,880
1,020	4.000%, 7/01/21	No Opt. Call	BB+	1,033,382
1,075	4.000%, 7/01/22	No Opt. Call	BB+	1,089,050
1,180	5.250%, 7/01/27	7/23 at 100.00	BB+	1,205,264
470	5.250%, 7/01/28	7/23 at 100.00	BB+	479,818

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A+	555,960
1,740	5.000%, 12/01/23	No Opt. Call	A+	1,980,364
2,110	5.000%, 12/01/24	No Opt. Call	A+	2,453,255
22,355	Total Arkansas			24,239,438

	California – 3.0%

17,400	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)	10/25 at 100.00	AA	18,207,534

7,965	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory Put 10/01/25)	10/25 at 100.00	AA–	8,041,145

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory Put 10/15/19)	No Opt. Call	AA–	4,075,120

19,790	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 3.000%, 12/31/30 – AGM Insured (AMT)	6/28 at 100.00	AA	19,775,949

145

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
$1,565	5.000%, 2/01/22	No Opt. Call	A–	$1,701,202
2,600	5.000%, 2/01/23	No Opt. Call	A–	2,899,338
1,920	5.000%, 2/01/24	No Opt. Call	A–	2,190,797
1,700	5.000%, 2/01/25	No Opt. Call	A–	1,979,208
2,000	5.000%, 2/01/26	No Opt. Call	A–	2,371,620
1,500	5.000%, 2/01/27	No Opt. Call	A–	1,806,390

5,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2017A, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	A–	5,006,100

3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	A–	3,522,819

5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A–	6,169,866

6,440	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A–	6,615,619

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
260	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	262,506
125	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	126,205

16,995	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	5/19 at 100.00	N/R	17,003,837

765	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A–	885,021

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,470	5.000%, 1/01/20	No Opt. Call	BBB	2,509,248
2,590	5.000%, 1/01/21	No Opt. Call	BBB	2,680,184

2,900	Freddie Mac Multifamily ML Certificates, 3.400%, 1/25/36	No Opt. Call	AA+	3,005,937

7,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BBB	7,020,720

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	534,070

5,010	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018B, 5.000%, 1/01/22	12/21 at 100.00	AA	5,494,267

2,765	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,088,394

4,375	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2016A, 4.000%, 7/01/34	7/25 at 100.00	AAA	4,739,656

2,700	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,180,357

146

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election 2000 Refunding Series 2020:
$1,900	5.000%, 8/01/22 (WI/DD, Settling 5/05/20)	No Opt. Call	Aaa	$2,031,024
2,500	5.000%, 8/01/23 (WI/DD, Settling 5/05/20)	No Opt. Call	Aaa	2,744,125

2,960	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (4)	3,082,041

80	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	89,610

6,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/25 (AMT)	No Opt. Call	A+	7,477,840

3,545	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Project, Subordinate Refunding Series 2015C, 5.000%, 7/01/24	No Opt. Call	AA	4,200,541

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,315	5.000%, 7/01/19	No Opt. Call	Baa1	1,324,718
1,225	4.000%, 7/01/20	No Opt. Call	Baa1	1,255,417
1,130	5.000%, 7/01/22	No Opt. Call	Baa1	1,235,339
980	5.000%, 7/01/23	No Opt. Call	Baa1	1,091,740
151,550	Total California			159,425,504

	Colorado – 1.6%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	Aa3	2,860,192

	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
765	5.000%, 12/01/20, 144A	No Opt. Call	N/R	793,665
1,000	5.000%, 12/01/21, 144A	No Opt. Call	N/R	1,055,270
1,425	5.000%, 12/01/22, 144A	No Opt. Call	N/R	1,524,152

1,000	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	A–	1,032,530

7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,373,336

3,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	5/19 at 100.00	BBB+	3,036,434

16,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)	No Opt. Call	BBB+	18,158,667

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A:
5,205	5.000%, 2/01/20	No Opt. Call	BBB+	5,335,021
4,830	5.000%, 2/01/21	No Opt. Call	BBB+	5,087,342

147

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
$500	4.000%, 6/01/19	No Opt. Call	A–	$501,620
1,000	4.000%, 6/01/20	No Opt. Call	A–	1,021,110
2,000	5.000%, 6/01/21	No Opt. Call	A–	2,116,560
2,300	5.000%, 6/01/22	No Opt. Call	A–	2,490,785
500	5.000%, 6/01/23	No Opt. Call	A–	552,235

250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	250,268

	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
294	3.500%, 12/01/21	No Opt. Call	N/R	298,075
530	4.500%, 12/01/27	12/22 at 103.00	N/R	550,368

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A+	1,531,845

13,090	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/24 (AMT)	No Opt. Call	A+	15,188,981

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A:
1,060	5.000%, 9/01/19	No Opt. Call	A	1,073,367
1,175	5.000%, 9/01/20	No Opt. Call	A	1,222,376

	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
1,765	3.625%, 12/01/21	No Opt. Call	N/R	1,798,041
3,705	4.625%, 12/01/27	12/22 at 103.00	N/R	3,858,943

5,715	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A	5,654,935
79,604	Total Colorado			85,366,118

	Connecticut – 3.9%

12,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2013A, 1.000%, 7/01/42 (Mandatory Put 7/01/19)	No Opt. Call	AAA	11,980,680

6,925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 2.050%, 7/01/35 (Mandatory Put 7/12/21)	No Opt. Call	AAA	6,996,328

20,260	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.000%, 7/01/42 (Mandatory Put 7/01/19)	No Opt. Call	AAA	20,227,381

5,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017A-2, 5.000%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	6,248,053

22,150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B, 5.000%, 7/01/37 (Mandatory Put 7/01/20)	No Opt. Call	AAA	23,072,990

44,435	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	44,889,570

42,630	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	43,112,998

148

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$1,955	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 3.750%, 11/15/33	11/27 at 100.00	AAA	$2,049,055

	Connecticut State, General Obligation Bonds, Refunding Series 2018B:
5,220	5.000%, 4/15/21	No Opt. Call	A1	5,553,506
7,115	5.000%, 4/15/22	No Opt. Call	A1	7,770,505

	Connecticut State, General Obligation Bonds, Refunding Series 2018C:
8,000	3.000%, 6/15/19	No Opt. Call	A1	8,021,920
1,320	5.000%, 6/15/22	No Opt. Call	A1	1,447,921

	Connecticut State, General Obligation Bonds, Refunding Series 2018F:
1,025	5.000%, 9/15/20	No Opt. Call	A1	1,073,780
600	5.000%, 9/15/21	No Opt. Call	A1	645,840

490	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	538,652

1,835	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23 (WI/DD, Settling 4/11/19)	No Opt. Call	A	2,049,915

5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	A+	5,244,400

	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C:
580	5.000%, 10/01/20	No Opt. Call	A+	608,530
1,605	5.000%, 10/01/22	No Opt. Call	A+	1,777,521
1,530	5.000%, 10/01/23	No Opt. Call	A+	1,737,468

240	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (AMT)	5/19 at 100.00	A–	243,602

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	1,928,711
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,083,180

890	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA–	988,034

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
395	3.000%, 12/15/19	No Opt. Call	AA–	398,650
525	5.000%, 12/15/21	No Opt. Call	AA–	569,153

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,278,082
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,187,100
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,087,550
201,385	Total Connecticut			206,811,075

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,905	5.000%, 7/01/19	No Opt. Call	BBB+	1,917,173
2,000	5.000%, 7/01/20	No Opt. Call	BBB+	2,062,620
275	5.000%, 7/01/21	No Opt. Call	BBB+	290,128
4,180	Total Delaware			4,269,921

	District of Columbia – 1.3%

16,090	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/24	12/19 at 100.00	AAA	16,461,357

149

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

$10,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2011G, 5.000%, 12/01/30	12/21 at 100.00	AAA	$10,815,900

	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
8,165	5.000%, 10/01/22 (AMT)	No Opt. Call	AA–	9,054,414
10,830	5.000%, 10/01/23 (AMT)	No Opt. Call	AA–	12,313,602
8,875	5.000%, 10/01/24 (AMT)	No Opt. Call	AA–	10,303,520
7,240	5.000%, 10/01/25 (AMT)	No Opt. Call	AA–	8,560,431

1,200	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/24	No Opt. Call	AA–	1,400,028
62,400	Total District of Columbia			68,909,252

	Florida – 3.7%

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (AMT)	No Opt. Call	A+	5,773,700
5,000	5.000%, 10/01/25 (AMT)	No Opt. Call	A+	5,881,950
2,295	5.000%, 10/01/26 (AMT)	10/25 at 100.00	A+	2,695,225
4,110	5.000%, 10/01/27 (AMT)	10/25 at 100.00	A+	4,802,288

	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,080	5.000%, 10/01/20 (AMT)	No Opt. Call	A+	1,130,825
1,585	5.000%, 10/01/21 (AMT)	No Opt. Call	A+	1,707,806
1,000	5.000%, 10/01/23 (AMT)	No Opt. Call	A+	1,132,360

	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
960	1.650%, 9/01/19 – AGM Insured	No Opt. Call	AA	959,501
935	1.900%, 9/01/20 – AGM Insured	No Opt. Call	AA	933,953
960	2.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	957,955
1,225	2.125%, 9/01/22 – AGM Insured	No Opt. Call	AA	1,221,496

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
5,030	5.000%, 6/01/20	12/19 at 100.00	AA	5,141,716
18,050	5.000%, 6/01/22	12/21 at 100.00	AA	19,576,669
10,480	5.000%, 6/01/25	12/24 at 100.00	AA	12,252,273

395	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/19	No Opt. Call	AA	397,157

5,000	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	AAA	5,700,950

5,010	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 3.750%, 7/01/33	1/28 at 100.00	Aaa	5,273,025

5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	A+	6,180,880

2,655	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	2,790,856

4,515	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2010E, 5.000%, 6/01/19	No Opt. Call	AAA	4,540,871

2,215	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,323,624

150

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
$1,020	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	$1,106,588
3,120	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,576,456
2,725	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	3,249,453
2,295	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,779,383
2,010	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,443,637
2,850	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,452,889
2,310	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,775,881

2,525	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	AA+	2,654,962

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (AMT), 144A	6/20 at 100.00	BBB+	361,912

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
3,040	5.000%, 7/01/20	No Opt. Call	A+	3,167,437
2,315	5.000%, 7/01/21	No Opt. Call	A+	2,486,032
1,805	5.000%, 7/01/22	No Opt. Call	A+	1,992,431
4,000	5.000%, 7/01/23	No Opt. Call	A+	4,527,280

2,770	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015D, 5.000%, 2/01/20	No Opt. Call	A+	2,846,867

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,790	5.000%, 4/01/19	No Opt. Call	AA	1,790,000
1,880	5.000%, 4/01/20	No Opt. Call	AA	1,942,980

5,280	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A+	5,463,638

10,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/27 (Mandatory Put 10/01/20)	No Opt. Call	AA	10,466,100

	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
2,000	5.000%, 11/01/29 – AGM Insured	11/27 at 100.00	AA	2,400,980
9,215	5.000%, 11/01/30 – AGM Insured	11/27 at 100.00	AA	10,990,177

	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
85	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	92,091
4,915	5.000%, 10/01/25	10/21 at 100.00	AA+	5,314,639

	Port Saint Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20	No Opt. Call	AA–	576,504
500	5.000%, 9/01/22	No Opt. Call	AA–	553,230
510	5.000%, 9/01/23	No Opt. Call	AA–	578,692

	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
1,280	5.000%, 8/15/21	No Opt. Call	AA–	1,373,965
440	5.000%, 8/15/22	No Opt. Call	AA–	485,197
1,760	5.000%, 8/15/23	No Opt. Call	AA–	1,990,138
2,000	5.000%, 8/15/24	No Opt. Call	AA–	2,313,320
5,500	5.000%, 8/15/25	No Opt. Call	AA–	6,493,795

151

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$5,780	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	$6,923,746

	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
3,475	5.000%, 9/01/19	No Opt. Call	A+	3,522,156
865	5.000%, 9/01/20	No Opt. Call	A+	904,202
785	5.000%, 9/01/21	No Opt. Call	A+	845,021

545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A–	579,727

335	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	333,422

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	95,510

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/17 (6)	No Opt. Call	N/R	2

460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/19 at 100.00	N/R	375,089

280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/19 at 100.00	N/R	187,726

305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (6)	5/19 at 100.00	N/R	3
177,335	Total Florida			195,388,338

	Georgia – 1.8%

15,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A–	15,006,152

	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2012:
7,085	1.850%, 12/01/49(Mandatory Put 8/22/19)	No Opt. Call	A–	7,079,119
3,000	1.850%, 12/01/49(Mandatory Put 8/22/19)	No Opt. Call	A–	2,997,510

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004B, 1.875%, 4/01/33 (Mandatory Put 10/01/19)	No Opt. Call	A–	3,001,140

1,515	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,690,407

8,000	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22 (Mandatory Put 12/11/20)	No Opt. Call	Baa1	7,980,080

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20 (Pre-refunded 5/01/19)	5/19 at 100.00	AAA	11,472,490

10,580	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/24	No Opt. Call	AAA	12,262,855

5,000	Georgia State, General Obligation Bonds, Series 2017A, 5.000%, 2/01/32	2/27 at 100.00	AAA	6,040,350

4,355	Georgia State, General Obligation Bonds, Tranche 1 Series 2016A, 5.000%, 2/01/25	No Opt. Call	AAA	5,170,430

152

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$6,015	Georgia State, General Obligation Bonds, Tranche 2 Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	$7,264,496

2,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Scherer Plant, Series 2009-2, 2.350%, 10/01/48 (Mandatory Put 12/11/20)	No Opt. Call	A3	1,995,020

3,750	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010, 1.400%, 6/01/49 (Mandatory Put 9/19/19)	No Opt. Call	A2	3,738,600

3,005	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/19	No Opt. Call	AA–	3,054,943

5,270	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Agnes Scott College, Refunding Series 2015B, 2.500%, 6/01/30 (Mandatory Put 6/01/19)	5/19 at 100.00	A	5,270,580

580	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.000%, 10/01/20	No Opt. Call	Baa1	605,137
89,845	Total Georgia			94,629,309

	Hawaii – 0.7%

17,130	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A–	17,391,575

	Hawaii State, General Obligation Bonds, Series 2013EH:
6,850	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	7,392,040
65	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	70,143

1,490	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A–	1,528,517

5,740	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2017D, 5.000%, 9/01/30	9/27 at 100.00	Aa1	7,009,057

2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,564,155
33,425	Total Hawaii			35,955,487

	Idaho – 0.8%

	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2018A:
4,500	5.000%, 3/01/25	No Opt. Call	A–	5,228,730
6,020	5.000%, 3/01/26	No Opt. Call	A–	7,115,700
4,320	5.000%, 3/01/27	No Opt. Call	A–	5,181,322
4,815	5.000%, 3/01/29	9/28 at 100.00	A–	5,793,504
4,880	5.000%, 3/01/31	9/28 at 100.00	A–	5,775,480

12,935	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB–	13,180,248
37,470	Total Idaho			42,274,984

153

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 10.8%

	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
$250	4.000%, 2/01/20 – AGM Insured	No Opt. Call	AA	$254,510
250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	258,663
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	609,957
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,482,713
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,688,862

	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010:
535	5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (4)	552,634
2,645	5.125%, 11/01/25 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	2,791,612

422	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	417,269

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
392	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	390,436
237	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	236,054
480	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	474,758
295	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	291,693

19,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	B+	23,727,550

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
5,000	5.000%, 12/01/19	No Opt. Call	BB–	5,076,650
7,080	5.000%, 12/01/20	No Opt. Call	BB–	7,348,120
8,340	5.000%, 12/01/21	No Opt. Call	BB–	8,754,998
12,000	5.000%, 12/01/22	No Opt. Call	BB–	12,724,440

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
6,000	4.000%, 12/01/20	No Opt. Call	BB–	6,130,200
3,205	4.000%, 12/01/22	No Opt. Call	BB–	3,288,618

4,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C, 5.000%, 12/01/22	No Opt. Call	BB–	5,089,776

1,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2018A, 5.000%, 1/01/20 (AMT)	No Opt. Call	A	1,024,150

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (AMT)	No Opt. Call	A	5,278,300

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
2,755	5.000%, 1/01/20	No Opt. Call	A	2,824,013
1,885	5.000%, 1/01/21	No Opt. Call	A	1,993,934

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/30 – AGC Insured	1/20 at 100.00	AA	5,132,250

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,270	5.000%, 1/01/23	No Opt. Call	BBB+	6,724,951
7,445	5.000%, 1/01/24	No Opt. Call	BBB+	8,064,350
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,609,521
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	2,039,014

154

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,025	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	A+	$2,098,528

	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,000	5.000%, 12/01/23	No Opt. Call	AA	1,131,460
1,800	5.000%, 12/01/25	12/24 at 100.00	AA	2,062,746

2,830	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 12/01/22	No Opt. Call	AAA	3,160,601

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA–	4,989,210

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA–	3,736,206
3,000	5.000%, 11/15/33	11/22 at 100.00	AA–	3,203,940

2,940	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/19	No Opt. Call	AA–	2,996,536

	DuPage County School District 58 Downers Grove, Illinois, General Obligation Bonds, Limited Tax Capital Appreciation School Series 2018:
1,000	0.000%, 12/15/26	No Opt. Call	Aa1	834,480
1,050	0.000%, 12/15/27	No Opt. Call	Aa1	849,356

	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
760	1.800%, 3/01/20 – BAM Insured	No Opt. Call	AA	756,869
795	2.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	786,994
835	2.200%, 3/01/22 – BAM Insured	No Opt. Call	AA	831,209

20,800	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 2.450%, 11/15/39 (Mandatory Put 3/03/26)	No Opt. Call	AA+	20,915,024

2,750	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.875%, 7/01/25 (Mandatory Put 2/13/20)	No Opt. Call	AA–	2,753,383

19,475	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory Put 8/01/20)	No Opt. Call	A	19,382,104

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.750%, 11/01/38 (Mandatory Put 11/01/21)	No Opt. Call	A	11,127,223

1,010	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA	1,054,733

950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	978,092

10,150	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory Put 4/29/22)	No Opt. Call	AA+	10,223,587

	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
4,145	5.000%, 2/15/20	No Opt. Call	AA+	4,253,350
5,605	5.000%, 2/15/21	No Opt. Call	AA+	5,950,212
5,430	5.000%, 2/15/22	No Opt. Call	AA+	5,935,913
4,000	5.000%, 2/15/23	No Opt. Call	AA+	4,488,800

155

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
$930	5.000%, 9/01/19	No Opt. Call	AA+	$943,243
8,665	5.000%, 9/01/27	9/22 at 100.00	AA+	9,547,097

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
370	5.000%, 9/01/19	No Opt. Call	AA+	375,269
770	5.000%, 9/01/20	No Opt. Call	AA+	806,113
350	5.000%, 9/01/21	No Opt. Call	AA+	377,538
770	5.000%, 9/01/22	No Opt. Call	AA+	853,861
620	5.000%, 9/01/23	No Opt. Call	AA+	705,200
2,240	5.000%, 9/01/24	No Opt. Call	AA+	2,605,926
865	5.000%, 9/01/25	9/24 at 100.00	AA+	1,006,306

	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
2,500	5.000%, 12/01/21	No Opt. Call	A3	2,692,450
2,770	5.000%, 12/01/22	No Opt. Call	A3	3,057,221

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
855	5.000%, 7/01/21	No Opt. Call	A	915,423
1,000	5.000%, 7/01/23	No Opt. Call	A	1,125,710
920	5.000%, 7/01/24	No Opt. Call	A	1,057,384

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,804,420
1,100	5.000%, 11/15/21	No Opt. Call	A	1,190,376

1,190	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/20	No Opt. Call	AA–	1,254,212

405	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005, 5.250%, 8/15/19 – AGM Insured (ETM)	No Opt. Call	AA (4)	410,488

880	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C, 5.000%, 3/01/25	No Opt. Call	A+	1,010,363

	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
1,000	5.000%, 8/15/19	No Opt. Call	BBB	1,009,910
1,400	5.000%, 8/15/21	No Opt. Call	BBB	1,485,330
1,000	5.000%, 8/15/22	No Opt. Call	BBB	1,085,290
1,015	5.000%, 8/15/24	No Opt. Call	BBB	1,144,707
2,000	5.000%, 8/15/25	No Opt. Call	BBB	2,291,720
3,000	5.000%, 8/15/26	No Opt. Call	BBB	3,484,110

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
1,045	5.000%, 10/01/19	No Opt. Call	AA+	1,062,681
2,220	5.000%, 10/01/20	No Opt. Call	AA+	2,331,910

5,345	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,614,441

3,690	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2018A, 3.500%, 8/01/31	8/27 at 100.00	AA	3,817,600

156

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
$4,035	5.000%, 2/01/20	No Opt. Call	A1	$4,145,962
10,930	5.000%, 2/01/21	No Opt. Call	A1	11,552,682
5,070	5.000%, 2/01/22	No Opt. Call	A1	5,501,001
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,022,370

5,000	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/24	No Opt. Call	BBB	5,475,750

	Illinois State, General Obligation Bonds, February Series 2014:
1,390	5.000%, 2/01/20	No Opt. Call	BBB	1,421,928
4,175	5.000%, 2/01/22	No Opt. Call	BBB	4,438,359

3,320	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB	3,460,336

	Illinois State, General Obligation Bonds, November Series 2017D:
350	5.000%, 11/01/21	No Opt. Call	BBB	371,599
20,275	5.000%, 11/01/22	No Opt. Call	BBB	21,866,385
25,985	5.000%, 11/01/23	No Opt. Call	BBB	28,196,064
10,815	5.000%, 11/01/24	No Opt. Call	BBB	11,833,016
6,950	3.250%, 11/01/26	No Opt. Call	BBB	6,751,577
15,250	5.000%, 11/01/27	No Opt. Call	BBB	16,926,737

5,000	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/21	No Opt. Call	BBB	5,221,200

1,290	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.250%, 1/01/20	No Opt. Call	BBB	1,319,051

14,720	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB	14,938,003

4,120	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/20	No Opt. Call	BBB	4,260,410

	Illinois State, General Obligation Bonds, Series 2013:
4,205	5.000%, 7/01/21	No Opt. Call	BBB	4,432,533
3,140	5.500%, 7/01/25	7/23 at 100.00	BBB	3,411,265

6,220	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013, 5.000%, 6/15/19	No Opt. Call	A–	6,257,320

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,615	5.000%, 12/01/20	No Opt. Call	AA–	1,704,503
1,750	5.000%, 12/01/21	No Opt. Call	AA–	1,902,793
2,100	5.000%, 12/01/22	No Opt. Call	AA–	2,348,493

11,970	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,767,295

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,520	5.000%, 1/01/26	No Opt. Call	AA+	2,988,796
5,055	5.000%, 1/01/27	1/26 at 100.00	AA+	5,946,247

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	1,060,487
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,109,670
1,085	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,233,851
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,482,420

157

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
$3,225	4.000%, 12/01/19	No Opt. Call	AA	$3,272,827
2,100	4.000%, 12/01/20	No Opt. Call	AA	2,177,112

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
725	5.000%, 12/15/25	No Opt. Call	BBB	804,518
1,925	5.000%, 12/15/26	No Opt. Call	BBB	2,143,122
360	5.000%, 12/15/27	No Opt. Call	BBB	403,060
1,945	5.000%, 12/15/28	12/27 at 100.00	BBB	2,198,472
650	5.000%, 12/15/30	12/27 at 100.00	BBB	725,563

	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
290	2.300%, 3/01/21 – BAM Insured	No Opt. Call	AA	290,702
387	2.450%, 3/01/22 – BAM Insured	No Opt. Call	AA	389,039
386	2.850%, 3/01/24 – BAM Insured	No Opt. Call	AA	390,400

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
11,745	5.000%, 6/01/19	No Opt. Call	A	11,807,601
6,025	5.250%, 6/01/20	No Opt. Call	A	6,263,771
280	5.250%, 6/01/21	No Opt. Call	A	300,065

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
4,250	5.000%, 6/01/22	No Opt. Call	A	4,648,905
2,015	5.000%, 6/01/23	No Opt. Call	A	2,256,095
2,525	5.000%, 6/01/24	No Opt. Call	A	2,886,328
5,920	5.000%, 6/01/25	No Opt. Call	A	6,897,155

1,895	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	2,006,123

1,545	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	1,559,956

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,009	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,018,232
1,133	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,161,993
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	1,032,820
1,258	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,307,251
1,208	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,261,865

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc Obligated Group, Series 2017A:
2,460	5.000%, 2/15/26	No Opt. Call	AA–	2,927,843
3,525	5.000%, 2/15/27	No Opt. Call	AA–	4,258,834

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,495	5.000%, 3/01/20	No Opt. Call	A	2,566,557
2,765	5.000%, 3/01/21	No Opt. Call	A	2,928,522
2,565	5.000%, 3/01/22	No Opt. Call	A	2,792,233

2,415	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	2,445,236

158

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
$1,450	0.000%, 2/01/21	No Opt. Call	A+	$1,390,072
6,220	0.000%, 2/01/22	No Opt. Call	A+	5,810,600
6,820	0.000%, 2/01/23	No Opt. Call	A+	6,196,038
541,047	Total Illinois			575,713,864

	Indiana – 3.9%

	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016:
1,215	5.000%, 7/15/19	No Opt. Call	AA	1,227,028
815	5.000%, 7/15/20	No Opt. Call	AA	851,072

1,000	Gary, Indiana, Revenue Anticipation Notes, Series 2019, 5.000%, 2/25/20	5/19 at 100.00	N/R	983,950

	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D:
2,000	5.000%, 1/15/20	No Opt. Call	AA+	2,053,820
1,000	5.000%, 7/15/20	No Opt. Call	AA+	1,043,870

	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
1,655	4.000%, 7/15/19	No Opt. Call	AA+	1,666,304
1,540	4.000%, 7/15/20	No Opt. Call	AA+	1,587,032
1,590	4.000%, 1/15/21	No Opt. Call	AA+	1,656,605
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,397,384

13,000	Indiana Bond Bank, Advance Purchase Funding Bonds, Common School Fund, Series 2019A, 4.000%, 1/03/20	No Opt. Call	N/R	13,219,310

275	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B	277,019

2,120	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.000%, 3/01/20 (ETM)	No Opt. Call	N/R (4)	2,184,914

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	A	1,104,218
435	4.000%, 10/01/21	No Opt. Call	A	454,436
145	5.000%, 10/01/23	No Opt. Call	A	161,740

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
30	5.000%, 5/01/19	No Opt. Call	N/R (4)	30,082
835	5.000%, 5/01/19	No Opt. Call	AA–	837,154
30	5.000%, 5/01/20	No Opt. Call	N/R (4)	31,085
735	5.000%, 5/01/20	No Opt. Call	AA–	760,527
65	5.000%, 5/01/21	No Opt. Call	N/R (4)	69,462
1,935	5.000%, 5/01/21	No Opt. Call	AA–	2,061,955

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
375	5.000%, 10/01/19	No Opt. Call	AA	381,308
785	5.000%, 10/01/20	No Opt. Call	AA	823,496

159

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
$680	5.000%, 10/01/20	No Opt. Call	AA	$713,347
690	5.000%, 10/01/23	No Opt. Call	AA	784,523
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,163,220
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,102,004
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,445,220
800	5.000%, 10/01/27	10/24 at 100.00	AA	931,032

3,065	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-10, 1.500%, 11/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	3,055,836

3,040	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-4, 1.500%, 10/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	3,030,910

10,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-2, 2.000%, 11/15/36 (Mandatory Put 2/01/23)	No Opt. Call	AA+	10,051,200

260	Indiana State University Board of Trustees, Indiana State University Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	278,320

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA	1,646,023
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA	3,799,741

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA	9,367,760

10,215	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	12,188,844

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
285	5.000%, 10/01/19	No Opt. Call	A	289,566
350	5.000%, 10/01/20	No Opt. Call	A	366,261
450	5.000%, 10/01/21	No Opt. Call	A	484,294
460	5.000%, 10/01/22	No Opt. Call	A	508,295
710	5.000%, 10/01/23	No Opt. Call	A	802,996
420	5.000%, 10/01/24	No Opt. Call	A	484,756
505	5.000%, 10/01/25	10/24 at 100.00	A	581,442
760	5.000%, 10/01/26	10/24 at 100.00	A	873,764

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
1,910	5.000%, 10/01/21	No Opt. Call	A	2,055,561
4,400	5.000%, 10/01/22	No Opt. Call	A	4,861,956
10,000	5.000%, 10/01/23	No Opt. Call	A	11,309,800

550	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 3.000%, 4/01/19	No Opt. Call	Ba1	550,000

12,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	Aa3	12,461,125

1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,075,930

2,665	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A–	2,663,561

160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$13,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company, Series 2002A, 2.750%, 6/01/25	No Opt. Call	A–	$13,074,750

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
800	5.000%, 2/01/20	No Opt. Call	A	821,392
640	5.000%, 2/01/21	No Opt. Call	A	674,797
1,595	4.000%, 2/01/24	No Opt. Call	A	1,739,794

7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	Aa3	7,476,675

32,285	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2008, 1.850%, 6/01/44 (Mandatory Put 10/01/19)	No Opt. Call	A–	32,283,709

10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A–	10,999,700

10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	11,413,301

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
2,020	3.000%, 7/15/19 – Insured	No Opt. Call	AA	2,028,524
1,255	4.000%, 1/15/20 – Insured	No Opt. Call	AA	1,279,309
197,345	Total Indiana			207,583,009

	Iowa – 0.5%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,380	5.000%, 1/01/20 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,415,618
1,245	5.000%, 1/01/22 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (4)	1,319,613

3,215	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22 (WI/DD, Settling 4/03/19)	12/20 at 103.00	B+	3,236,154

4,900	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B+	5,285,483

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016:
2,000	5.875%, 12/01/26, 144A	5/19 at 105.00	B+	2,101,900
4,775	5.875%, 12/01/27, 144A	6/19 at 105.00	B+	5,028,648

9,730	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50	12/22 at 103.00	B+	10,271,572
27,245	Total Iowa			28,658,988

	Kansas – 0.2%

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
1,090	5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	1,117,719
185	5.000%, 1/01/20	No Opt. Call	AA–	189,677
1,295	5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	1,327,932
200	5.000%, 1/01/23	1/20 at 100.00	AA–	204,890

161

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
$2,245	5.000%, 6/01/25 – NPFG Insured	5/19 at 102.00	A+	$2,295,669
2,945	5.000%, 6/01/26 – NPFG Insured	5/19 at 102.00	A+	3,011,380

2,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/20	No Opt. Call	A+	2,093,520
9,960	Total Kansas			10,240,787

	Kentucky – 2.7%

18,500	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.050%, 9/01/42 (Mandatory Put 9/01/19)	No Opt. Call	A1	18,435,990

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
1,500	5.000%, 6/01/21	No Opt. Call	Baa3	1,579,605
1,375	5.000%, 6/01/22	No Opt. Call	Baa3	1,478,593
6,000	5.000%, 6/01/24	No Opt. Call	Baa3	6,678,000
4,200	5.000%, 6/01/25	No Opt. Call	Baa3	4,730,250

9,705	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	9,818,451

6,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/19	No Opt. Call	A1	6,115,560

3,050	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2015A, 5.000%, 12/01/20	No Opt. Call	AAA	3,223,667

	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,025	5.000%, 12/01/19	No Opt. Call	BBB+	5,126,505
2,100	3.500%, 12/01/20	No Opt. Call	BBB+	2,152,395
3,025	5.000%, 12/01/23	6/22 at 100.00	BBB+	3,303,663
2,970	5.000%, 12/01/24	6/22 at 100.00	BBB+	3,249,269

4,025	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.250%, 6/01/33 (Mandatory Put 6/03/19)	No Opt. Call	A1	4,020,653

6,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007B, 1.250%, 6/01/33 (Mandatory Put 6/03/19)	No Opt. Call	A1	6,492,980

7,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	7,599,975

2,020	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory Put 8/01/19)	8/19 at 100.00	A1	2,021,939

4,520	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Refunding Series 2016, 4.000%, 9/01/27	No Opt. Call	A1	5,040,433

162

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
$60	6.000%, 3/01/20 (ETM)	No Opt. Call	Baa2 (4)	$62,407
1,090	6.000%, 3/01/20	No Opt. Call	Baa2	1,127,245
420	6.000%, 3/01/21 (ETM)	No Opt. Call	Baa2 (4)	454,940
800	6.000%, 3/01/21	No Opt. Call	Baa2	856,024

12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	13,695,412

10,470	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	11,382,356

5,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A3	5,417,950

8,050	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	N/R	8,160,607

6,765	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	6,834,274

4,915	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	5,386,447
138,335	Total Kentucky			144,445,590

	Louisiana – 4.6%

2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Road & Street Improvement, Refunding Series 2015, 5.000%, 8/01/22	No Opt. Call	AA–	2,364,721

	Ernest N Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014:
2,500	5.000%, 7/15/19	No Opt. Call	AA+	2,523,725
2,070	5.000%, 7/15/20	No Opt. Call	AA+	2,157,292

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
2,350	5.000%, 6/01/19	No Opt. Call	A1	2,362,831
2,095	5.000%, 6/01/20	No Opt. Call	A1	2,175,783
2,075	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,221,889
2,595	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,859,560

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
33,390	5.000%, 6/01/23	No Opt. Call	A1	37,785,126
9,000	5.000%, 6/01/24	No Opt. Call	A1	10,431,360

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015:
1,545	5.000%, 8/01/19	No Opt. Call	AA	1,562,041
2,245	5.000%, 8/01/24	No Opt. Call	AA	2,595,781

180	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	5/19 at 100.00	AA–	180,621

30,145	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	BBB	30,368,375

163

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A:
$1,000	3.000%, 10/01/22	No Opt. Call	A	$1,034,510
1,800	5.000%, 10/01/23	No Opt. Call	A	2,030,796
1,070	5.000%, 10/01/24	No Opt. Call	A	1,233,164
3,000	4.000%, 10/01/25	No Opt. Call	A	3,332,310

29,790	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s Medical Center Hospital, Series 2015A-1 Fixed Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/25)	No Opt. Call	A+	34,707,137

7,165	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children’s Medical Center Hospital, Series 2015A-3 Term Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/23)	No Opt. Call	A+	8,025,302

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,785	5.000%, 6/01/19	No Opt. Call	A1	1,794,693
5,015	5.000%, 6/01/20	No Opt. Call	A1	5,206,573

1,040	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/22	No Opt. Call	A3	1,133,340

1,650	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A, 5.000%, 12/15/21	No Opt. Call	A	1,791,504

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc- Student Housing Project, Refunding Series 2014:
710	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	764,635
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	641,950
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,636,333
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,810,157

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,600	5.000%, 7/01/19	No Opt. Call	AA–	1,613,072
1,115	5.000%, 7/01/20	No Opt. Call	AA–	1,160,748
7,265	5.000%, 7/01/26	7/23 at 100.00	AA–	8,159,322

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C:
2,520	5.000%, 5/01/29	11/27 at 100.00	AA–	3,077,248
3,000	5.000%, 5/01/30	11/27 at 100.00	AA–	3,641,040
3,070	5.000%, 5/01/31	11/27 at 100.00	AA–	3,705,858

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
80	5.000%, 5/01/19	No Opt. Call	Aa2	80,223
95	5.000%, 5/01/20	No Opt. Call	Aa2	98,393
3,570	5.000%, 5/01/21	No Opt. Call	Aa2	3,817,115

7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA–	7,756,630

900	Louisiana State, General Obligation Bonds, Series 2012A, 5.000%, 8/01/19 (ETM)	No Opt. Call	N/R (4)	910,170

6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA–	7,062,595

164

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
$2,860	5.000%, 12/01/19	No Opt. Call	AA–	$2,923,120
2,500	5.000%, 12/01/20	No Opt. Call	AA–	2,631,350
3,600	5.000%, 12/01/21	No Opt. Call	AA–	3,901,536

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,025	4.000%, 12/01/19	No Opt. Call	AA–	1,040,888
1,500	5.000%, 12/01/20	No Opt. Call	AA–	1,578,810
2,000	5.000%, 12/01/21	No Opt. Call	AA–	2,167,520

7,900	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A+	8,330,866

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,139,420
525	5.000%, 6/01/26	6/25 at 100.00	A	608,717

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A–	1,124,277

6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,694,540

2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A	2,462,581

	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
1,000	3.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	1,022,850
1,000	5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,090,970

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,824,587
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,841,045
224,510	Total Louisiana			246,197,000

	Maryland – 0.5%

8,155	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory Put 6/01/20)	No Opt. Call	BBB+	8,170,657

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
675	4.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	677,531
660	4.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	677,642

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
540	5.000%, 7/01/21	No Opt. Call	BBB+	576,558
1,000	5.000%, 7/01/22	No Opt. Call	BBB+	1,095,530
250	5.000%, 7/01/23	No Opt. Call	BBB+	280,125
500	5.000%, 7/01/24	No Opt. Call	BBB+	572,250

4,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.000%, 7/01/19	No Opt. Call	BBB	4,031,480

4,400	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2018B, 5.000%, 11/01/29	11/28 at 100.00	AAA	5,545,452

165

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$1,895	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 45 Series 2017C-3, 2.500%, 11/01/24	5/19 at 100.00	BB	$1,895,057

1,270	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	BB	1,265,466

845	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	BB	848,017
24,190	Total Maryland			25,635,765

	Massachusetts – 2.1%

3,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/23	1/20 at 100.00	A+	3,921,696

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
595	5.000%, 7/01/19	No Opt. Call	BB+	598,713
375	5.000%, 7/01/20	No Opt. Call	BB+	386,321
555	5.000%, 7/01/21	No Opt. Call	BB+	584,160
690	5.000%, 7/01/22	No Opt. Call	BB+	740,356
625	5.000%, 7/01/23	No Opt. Call	BB+	681,656
735	5.000%, 7/01/24	No Opt. Call	BB+	812,675
795	5.000%, 7/01/25	7/24 at 100.00	BB+	877,243

1,500	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-1, 5.000%, 7/01/25	No Opt. Call	A–	1,735,155

	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,775	5.000%, 7/01/29	7/28 at 100.00	A–	3,302,028
2,750	5.000%, 7/01/30	7/28 at 100.00	A–	3,248,987
2,495	5.000%, 7/01/31	7/28 at 100.00	A–	2,929,953
2,100	5.000%, 7/01/32	7/28 at 100.00	A–	2,456,454

	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
825	5.000%, 7/01/20	No Opt. Call	BBB+	857,884
1,300	5.000%, 7/01/21	No Opt. Call	BBB+	1,389,193
815	5.000%, 7/01/23	No Opt. Call	BBB+	912,849

4,985	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East, Series 2009C, 6.250%, 11/15/32 (Pre-refunded 5/15/19)	5/19 at 100.00	AA– (4)	5,013,066

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C:
1,000	5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	1,008,450
1,000	5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (4)	1,042,300

20,105	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2014D-1, 1.050%, 8/01/43 (Mandatory Put 7/01/20)	No Opt. Call	Aa1	19,927,071

14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	15,962,660

16,400	Massachusetts State, General Obligation Bonds, Revenue Anticipation Note Series 2018B, 4.000%, 5/23/19	No Opt. Call	N/R	16,459,368

166

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$17,000	Massachusetts State, General Obligation Bonds, Series 2019B, 5.000%, 1/01/21 (WI/DD, Settling 5/03/19)	No Opt. Call	Aa1	$17,957,780

9,600	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/33	6/21 at 100.00	AA+	9,971,904
106,845	Total Massachusetts			112,777,922

	Michigan – 2.1%

1,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,522,980

	Marquettte, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,100	5.000%, 7/01/20	No Opt. Call	A	1,145,001
1,100	5.000%, 7/01/21	No Opt. Call	A	1,175,724

1,835	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A, 5.000%, 12/01/21	No Opt. Call	AA–	1,994,718

4,575	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 1.100%, 11/15/46 (Mandatory Put 8/15/19)	No Opt. Call	AA+	4,565,576

21,000	Michigan Finance Authority, State Aid Revenue Notes, Series 2018A-1, 4.000%, 8/20/19	No Opt. Call	N/R	21,187,950

15,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 4.000%, 11/15/47 (Mandatory Put 6/01/23)	No Opt. Call	AA+	16,342,500

6,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.550%, 10/01/33	10/27 at 100.00	AA	6,386,930

	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C:
3,505	3.550%, 6/01/29	12/27 at 100.00	AA+	3,736,400
3,825	3.650%, 6/01/30	12/27 at 100.00	AA+	4,044,746
3,810	3.700%, 12/01/30	12/27 at 100.00	AA+	4,051,097

1,805	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2019A, 3.350%, 12/01/34 (WI/DD, Settling 4/11/19)	6/28 at 100.00	AA+	1,838,393

5,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2016A, 3.100%, 12/01/31	6/26 at 100.00	AA+	5,062,600

	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2008C:
1,000	5.000%, 12/01/19	No Opt. Call	AA–	1,022,340
1,000	5.000%, 12/01/20	No Opt. Call	AA–	1,055,420
1,000	5.000%, 12/01/21	No Opt. Call	AA–	1,086,760

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,150,781

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (4)	1,610,136

8,485	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	8,248,268

8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 1.450%, 8/01/29 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	7,776,800

167

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
$1,100	4.000%, 5/01/19	No Opt. Call	Aa1	$1,102,156
1,000	5.000%, 5/01/21	No Opt. Call	Aa1	1,068,160

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
765	5.000%, 5/01/19	No Opt. Call	Aa3	767,111
1,000	5.000%, 5/01/20	No Opt. Call	Aa3	1,036,920

2,525	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A+	2,798,230

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa1	4,988,582
108,740	Total Michigan			111,766,279

	Minnesota – 0.6%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AAA	759,863
1,615	5.000%, 2/01/25	2/20 at 100.00	AAA	1,660,220
1,690	5.000%, 2/01/26	2/20 at 100.00	AAA	1,737,185

1,680	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,933,075

2,500	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Refunding Series 2008C-1, 5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA	2,582,700

19,420	Minnesota State, 911 Revenue Bonds, Public Safety Radio Communication System Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	AA+	20,207,869

895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	999,035

2,880	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	AA–	3,155,357
31,425	Total Minnesota			33,035,304

	Mississippi – 0.8%

1,000	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	1,113,810

6,865	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A–	6,921,293

9,385	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A–	9,450,226

20,430	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	20,521,322

3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	BBB+	4,151,481
41,360	Total Mississippi			42,158,132

168

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri – 0.5%

	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
$745	3.000%, 11/01/20	No Opt. Call	N/R	$748,539
765	4.000%, 11/01/22	No Opt. Call	N/R	788,937
755	4.000%, 11/01/23	No Opt. Call	N/R	780,202

325	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/20	No Opt. Call	BBB–	333,213

	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,649,603
2,695	4.000%, 5/01/24 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,833,604

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	551,254
440	5.000%, 5/01/20	No Opt. Call	BBB+	452,690
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,053,000
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,659,372
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,443,618

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,420	5.000%, 1/01/25	No Opt. Call	A	2,821,333
5,000	5.000%, 1/01/26	1/25 at 100.00	A	5,820,350

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A2	1,769,751
1,725	5.000%, 7/01/21	No Opt. Call	A2	1,850,856
1,000	5.000%, 7/01/22	No Opt. Call	A2	1,103,510
1,085	5.000%, 7/01/23	No Opt. Call	A2	1,226,603
26,590	Total Missouri			28,886,435

	Montana – 0.7%

30,720	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	30,837,351

	Lewis and Clark County School District 9 East Helena, Montana, General Obligation Bonds, Refunding Series 2018:
1,000	5.000%, 7/01/27	No Opt. Call	A+	1,222,240
1,055	5.000%, 7/01/28	No Opt. Call	A+	1,308,917
1,335	5.000%, 7/01/29	7/28 at 100.00	A+	1,650,167

1,295	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefits Health System Obligated Group, Refunding Series 2016, 5.000%, 2/15/21	No Opt. Call	A+	1,370,822
35,405	Total Montana			36,389,497

	Nebraska – 1.1%

8,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A3	8,871,440

4,590	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	4,854,201

169

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$1,000	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/22	No Opt. Call	A	$1,104,040

830	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 5.000%, 6/15/19	No Opt. Call	AA–	835,769

1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	11/21 at 100.00	A–	1,021,680

2,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.150%, 9/01/34 (WI/DD, Settling 4/30/19)	3/28 at 100.00	AA+	2,011,500

1,730	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/24	1/22 at 100.00	A+	1,885,077

1,645	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 5.000%, 12/15/22	6/22 at 100.00	AA	1,820,110

2,500	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/20	No Opt. Call	A2	2,560,925

3,130	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,329,944

27,660	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A	27,865,514
54,085	Total Nebraska			56,160,200

	Nevada – 0.7%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (AMT)	No Opt. Call	A+	1,037,880
2,000	5.000%, 7/01/21 (AMT)	No Opt. Call	A+	2,132,660

10,280	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2018A, 5.000%, 7/01/21	No Opt. Call	A+	11,020,674

3,840	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.600%, 1/01/36 (Mandatory Put 5/21/20)	No Opt. Call	A+	3,821,952

1,825	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.250%, 10/01/29 (Mandatory Put 6/03/19)	No Opt. Call	A+	1,822,609

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,356,150

10,000	Washoe County, Nevada, Gas Facilities Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.500%, 8/01/31 (Mandatory Put 6/03/19) (AMT)	No Opt. Call	A+	9,991,100
33,945	Total Nevada			35,183,025

	New Hampshire – 0.2%

10,055	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A–	10,306,475

170

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016:
$600	5.000%, 10/01/19	No Opt. Call	A–	$609,372
1,265	5.000%, 10/01/20	No Opt. Call	A–	1,321,470
1,185	5.000%, 10/01/21	No Opt. Call	A–	1,272,003
13,105	Total New Hampshire			13,509,320

	New Jersey – 4.6%

3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	5/19 at 100.00	Baa2	3,901,864

1,950	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB–	2,088,665

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,473,857
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	969,505

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
245	4.000%, 6/15/19	No Opt. Call	BBB+	246,024
5,000	5.000%, 6/15/19	No Opt. Call	BBB+	5,030,900
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	11,380,585
2,825	5.000%, 6/15/21	No Opt. Call	BBB+	3,001,873
1,425	5.000%, 6/15/22	No Opt. Call	BBB+	1,551,027
520	5.000%, 6/15/22	No Opt. Call	AA	565,989
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,131,888
4,520	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,895,160
8,600	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,293,418
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,470,220
775	4.250%, 6/15/27	6/22 at 100.00	BBB+	816,129

7,240	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	7,264,544

25,320	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A–	26,849,075

17,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	A–	18,393,490

	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B:
5,000	5.000%, 11/01/20	No Opt. Call	A–	5,236,150
5,000	5.000%, 11/01/21	No Opt. Call	A–	5,353,900

1,545	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – AGC Insured	No Opt. Call	AA	1,612,795

350	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	353,416

4,260	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 5.000%, 7/01/19	No Opt. Call	BB+	4,282,109

2,000	New Jersey Sports and Exposition Authority, State Contract Bonds, Refunding Series 2018A, 4.000%, 9/01/19	No Opt. Call	A–	2,016,040

171

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
$800	4.000%, 6/15/19	No Opt. Call	A+	$803,536
575	4.000%, 6/15/20	No Opt. Call	A+	588,725
14,500	3.000%, 6/15/21	No Opt. Call	A+	14,767,960
2,100	5.000%, 6/15/21	No Opt. Call	A+	2,228,688
14,880	3.000%, 6/15/22	No Opt. Call	A+	15,242,179
1,165	5.000%, 6/15/22	No Opt. Call	A+	1,265,015
3,525	5.000%, 6/15/24	No Opt. Call	A+	3,989,806
5,045	5.000%, 6/15/28	6/26 at 100.00	A+	5,811,790
2,715	5.000%, 6/15/29	6/26 at 100.00	A+	3,103,136

1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 6/15/19	No Opt. Call	A–	1,006,640

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,161,990

1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A3	1,922,972

4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB–	4,503,390

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
2,345	5.000%, 6/01/22	No Opt. Call	A	2,550,539
1,325	5.000%, 6/01/23	No Opt. Call	A	1,472,367
5,500	5.000%, 6/01/24	No Opt. Call	A	6,219,015
2,040	5.000%, 6/01/25	No Opt. Call	A	2,347,204
5,000	5.000%, 6/01/26	No Opt. Call	A	5,840,050
5,905	5.000%, 6/01/29	6/28 at 100.00	A–	6,985,084
2,735	4.000%, 6/01/37	6/28 at 100.00	A–	2,781,331

17,800	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 3.200%, 6/01/27	No Opt. Call	BBB+	18,357,496

	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017:
6,695	3.000%, 3/01/28	9/25 at 100.00	Aaa	7,024,595
6,105	3.000%, 3/01/29	9/25 at 100.00	Aaa	6,355,793
232,180	Total New Jersey			246,507,924

	New Mexico – 1.7%

11,060	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB+	10,938,561

26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB+	25,714,520

4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010B, 2.125%, 6/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB+	3,963,000

7,285	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory Put 4/01/20)	No Opt. Call	A–	7,235,462

172

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$11,120	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005B, 1.875%, 4/01/29 (Mandatory Put 4/01/20)	No Opt. Call	A–	$11,044,384

15,355	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory Put 8/01/19)	8/19 at 100.00	Aa2	15,514,692

	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
1,340	5.000%, 6/15/19	No Opt. Call	A+	1,348,951
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,356,182
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,551,627
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,655,338
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,757,166
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,865,906
1,690	5.000%, 6/15/25	No Opt. Call	A+	1,982,184
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,051,984
87,070	Total New Mexico			87,979,957

	New York – 5.8%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	544,965

	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A:
5	5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,066
1,620	5.000%, 8/15/19	No Opt. Call	AA	1,640,525

1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,395,424

355	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A–	403,983

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,500	4.000%, 12/01/19, 144A	No Opt. Call	BBB–	1,518,060
1,000	4.000%, 12/01/20, 144A	No Opt. Call	BBB–	1,029,430
1,200	4.000%, 12/01/21, 144A	No Opt. Call	BBB–	1,255,044
1,000	5.000%, 12/01/22, 144A	No Opt. Call	BBB–	1,096,270
2,000	5.000%, 12/01/23, 144A	No Opt. Call	BBB–	2,239,260

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A:
5	5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	5,476
12,280	5.000%, 12/15/21	No Opt. Call	AA+	13,408,409

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	398,988
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	495,677
640	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	602,701
1,315	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,208,893

3,805	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	N/R (4)	3,805,000

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,081,400

173

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Refunding Green Series 2016B-2, 5.000%, 11/15/32	11/26 at 100.00	AA	$5,964,900

25,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-1, Subseries A-J, 5.000%, 5/15/20	No Opt. Call	N/R	25,887,250

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21	No Opt. Call	N/R	10,645,900

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019A, 4.000%, 2/03/20	No Opt. Call	N/R	10,191,400

10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Series 2017C-2A, 4.000%, 5/15/19	No Opt. Call	N/R	10,029,000

5,135	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/20	No Opt. Call	AA–	5,409,517

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	A–	2,254,818
1,030	5.000%, 7/01/24	No Opt. Call	A–	1,179,937
650	5.000%, 7/01/25	7/24 at 100.00	A–	743,808
1,000	5.000%, 7/01/26	7/24 at 100.00	A–	1,140,520
1,500	5.000%, 7/01/27	7/24 at 100.00	A–	1,700,955

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018C-2A:
3,500	2.200%, 11/01/21	11/20 at 100.00	AA+	3,523,625
34,500	2.350%, 7/01/22	3/21 at 100.00	AA+	34,868,805
13,000	2.750%, 5/01/50(Mandatory Put 12/29/23)	12/22 at 100.00	AA+	13,234,520

3,730	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A, 3.450%, 11/01/34	2/27 at 100.00	AA+	3,837,872

13,495	New York City, New York, General Obligation Bonds, Fiscal 2008 Series J-4, 5.000%, 8/01/24	No Opt. Call	Aa1	15,767,693

14,290	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory Put 5/01/20) (AMT)	No Opt. Call	A–	14,412,322

5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 2.875%, 5/15/32 (Mandatory Put 7/01/25)	No Opt. Call	A1	5,157,950

50,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004B, 3.000%, 5/15/32 (Mandatory Put 7/01/25) (AMT)	No Opt. Call	A1	51,941,000

	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
5,000	2.550%, 11/01/22	9/20 at 100.00	Aa2	5,084,900
5,250	2.650%, 5/01/23	4/21 at 100.00	Aa2	5,352,480
3,000	2.700%, 11/01/23	8/22 at 100.00	Aa2	3,066,630

9,100	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.500%, 11/01/34	5/28 at 100.00	Aa2	9,355,528

174

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2018J, 2.500%, 5/01/22	6/20 at 100.00	Aa2	$5,027,100

	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E:
4,000	1.950%, 5/01/22	11/20 at 100.00	Aa2	4,004,600
2,250	2.100%, 5/01/23	9/20 at 100.00	Aa2	2,252,250

5,455	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A2	5,470,110

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A–	571,890
500	5.000%, 7/01/27	7/24 at 100.00	A–	567,250

	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
1,285	5.000%, 6/01/20	No Opt. Call	A	1,330,605
3,000	5.000%, 6/01/21	No Opt. Call	A	3,192,540
2,500	5.000%, 6/01/22	No Opt. Call	A	2,728,775
3,335	5.000%, 6/01/23	No Opt. Call	A	3,723,994
1,900	5.000%, 6/01/26	No Opt. Call	A	2,227,408

	Yonkers, New York, General Obligation Bonds, Refunding Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,521,398
2,510	3.000%, 8/15/23	No Opt. Call	A	2,601,766
296,280	Total New York			309,105,587

	North Carolina – 0.6%

3,330	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2009, 5.250%, 7/01/22	7/19 at 100.00	AAA	3,360,436

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
3,005	5.000%, 1/01/26	No Opt. Call	A	3,610,177
2,800	5.000%, 1/01/27	1/26 at 100.00	A	3,342,108

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,090	5.000%, 5/01/19	No Opt. Call	AA+	1,093,074
3,605	5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	3,615,238

13,655	Wake County, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/23	No Opt. Call	AAA	15,441,347

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	244,534
27,720	Total North Carolina			30,706,914

	North Dakota – 0.4%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
1,115	5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (4)	1,197,554
100	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	107,404

175

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
$1,000	4.000%, 7/15/19	No Opt. Call	BBB+	$1,005,210
2,105	4.000%, 7/15/20	No Opt. Call	BBB+	2,147,079
2,185	4.000%, 7/15/21	No Opt. Call	BBB+	2,253,500
2,275	4.000%, 7/15/22	No Opt. Call	BBB+	2,371,005
2,365	5.000%, 7/15/23	7/22 at 100.00	BBB+	2,555,028
2,485	5.000%, 7/15/24	7/22 at 100.00	BBB+	2,683,005
5,485	5.000%, 7/15/25	7/22 at 100.00	BBB+	5,914,804

	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
725	4.000%, 5/01/19	No Opt. Call	A+	726,298
800	4.000%, 5/01/20	No Opt. Call	A+	818,824
800	4.000%, 5/01/21	No Opt. Call	A+	832,552
21,440	Total North Dakota			22,612,263

	Ohio – 5.9%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	AA–	2,163,780
2,655	5.000%, 11/15/22	5/22 at 100.00	AA–	2,906,800

6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/21	No Opt. Call	AA–	6,413,580

20,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017B, 5.000%, 8/01/47 (Mandatory Put 5/05/22)	No Opt. Call	A+	21,925,000

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
66,660	5.125%, 6/01/24	4/19 at 100.00	B–	63,633,636
9,740	5.375%, 6/01/24	4/19 at 100.00	B–	9,384,490
5,875	5.875%, 6/01/30	4/19 at 100.00	B–	5,750,156
9,070	5.750%, 6/01/34	4/19 at 100.00	B–	8,770,146

	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
1,000	5.000%, 12/01/21	No Opt. Call	A–	1,081,320
1,000	5.000%, 12/01/22	No Opt. Call	A–	1,110,800
1,225	5.000%, 12/01/24	No Opt. Call	A–	1,420,718
1,000	5.000%, 12/01/25	No Opt. Call	A–	1,179,370

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
725	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	743,277
950	5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	1,003,894

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA+	1,502,943
1,540	5.000%, 12/01/20	12/19 at 100.00	AA+	1,574,712
1,620	5.000%, 12/01/21 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,657,827

5,255	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/30	10/28 at 100.00	AAA	6,565,912

5,515	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014, 5.000%, 12/01/20	No Opt. Call	AA–	5,802,883

176

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
$1,015	5.000%, 6/15/19	No Opt. Call	Baa3	$1,020,877
1,000	5.000%, 6/15/21	No Opt. Call	Baa3	1,059,720

1,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/23	No Opt. Call	Aa1	1,140,060

3,075	Franklin County, Ohio, Revenue Bonds, CHE Trinity Health Credit Group, Variable Rate Demand Obligation Series 2013, 1.750%, 12/01/46 (Mandatory Put 8/01/19)	8/19 at 100.00	AA–	3,075,369

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,170	5.000%, 5/15/21	No Opt. Call	AA	1,252,707
340	5.000%, 5/15/22	No Opt. Call	AA	374,418
1,040	5.000%, 5/15/23	No Opt. Call	AA	1,174,680

1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A	1,643,728

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
2,600	5.000%, 1/01/20	No Opt. Call	AA	2,666,118
1,700	5.000%, 1/01/23	No Opt. Call	AA	1,904,833

1,485	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	1,537,094

3,035	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	5/19 at 100.00	BBB+	3,046,472

10,000	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A	10,562,000

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
270	5.000%, 2/15/20	No Opt. Call	BB+	275,222
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,081,020

5,120	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)	No Opt. Call	N/R	4,403,200

4,385	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 0.000%, 3/01/23 (6)	No Opt. Call	N/R	3,771,100

3,820	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (6)	No Opt. Call	CCC+	3,820,000

35,230	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)	No Opt. Call	N/R	30,297,800

1,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)	No Opt. Call	N/R	872,900

35	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.125%, 1/01/34 (6)	No Opt. Call	N/R	30,100

177

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (6)	No Opt. Call	N/R	$2,171,500

1,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28 (AMT), 144A	No Opt. Call	N/R	1,085,094

3,250	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019A, 3.500%, 9/01/34	3/28 at 100.00	Aaa	3,382,698

6,460	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	6,998,958

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	13,255,745

17,500	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	18,823,875

26,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	29,351,400

5,380	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (6)	No Opt. Call	N/R	4,626,800

3,315	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (6)	No Opt. Call	N/R	2,850,900

2,245	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory Put 6/03/19) (6)	No Opt. Call	N/R	1,930,700

1,175	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (6)	No Opt. Call	N/R	1,010,500

7,135	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory Put 7/01/20) (6)	No Opt. Call	N/R	6,136,100

120	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory Put 6/03/19) (6)	No Opt. Call	N/R	103,200

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc, Series 2007A, 6.100%, 7/01/17 (AMT) (6)	No Opt. Call	N/R	10
314,005	Total Ohio			312,328,142

	Oklahoma – 3.0%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,435	4.000%, 9/01/19	No Opt. Call	AA–	1,449,723
4,185	4.500%, 9/01/20	No Opt. Call	AA–	4,355,748

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017:
1,015	3.000%, 9/01/19	No Opt. Call	AA–	1,020,867
3,795	4.000%, 9/01/24	No Opt. Call	AA–	4,183,039

178

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
$6,015	5.000%, 6/01/19	No Opt. Call	A+	$6,047,962
6,505	5.000%, 6/01/23	No Opt. Call	A+	7,322,158

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Noble Public Schools Project, Series 2017:
1,315	4.000%, 9/01/20	No Opt. Call	A	1,357,619
1,250	5.000%, 9/01/29	9/27 at 100.00	A	1,493,700

2,755	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014, 5.000%, 7/01/19	No Opt. Call	A+	2,777,784

1,000	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/24	No Opt. Call	A	1,156,870

2,150	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015, 5.000%, 9/01/20	No Opt. Call	A+	2,250,211

1,955	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	2,347,720

	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018:
385	5.000%, 9/01/24	No Opt. Call	A–	439,778
310	5.000%, 9/01/25	No Opt. Call	A–	360,859
200	5.000%, 9/01/26	No Opt. Call	A–	236,554
450	5.000%, 9/01/27	No Opt. Call	A–	539,959
500	5.000%, 9/01/29	9/28 at 100.00	A–	604,995
350	5.000%, 9/01/30	9/28 at 100.00	A–	420,795
1,100	5.000%, 9/01/31	9/28 at 100.00	A–	1,309,924
300	5.000%, 9/01/32	9/28 at 100.00	A–	355,593

	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Minco Public Schools Project, Series 2018:
1,305	5.000%, 9/01/31	9/28 at 100.00	A–	1,535,045
1,000	5.000%, 9/01/32	9/28 at 100.00	A–	1,169,940
1,195	5.000%, 9/01/33	9/28 at 100.00	A–	1,394,099

	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016:
5,015	5.000%, 9/01/20	No Opt. Call	A–	5,243,734
4,395	5.000%, 9/01/21	No Opt. Call	A–	4,697,596

	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A–	1,102,482
1,000	5.000%, 9/01/27	9/26 at 100.00	A–	1,176,680
1,030	5.000%, 9/01/28	9/26 at 100.00	A–	1,209,797

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2018:
1,500	5.000%, 10/01/21	No Opt. Call	A+	1,618,140
425	5.000%, 10/01/22	No Opt. Call	A+	470,381

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Western Heights Public Schools Project, Series 2018A:
1,275	5.000%, 9/01/23	No Opt. Call	A+	1,440,941
3,000	5.000%, 9/01/24	No Opt. Call	A+	3,464,940

179

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
$575	5.000%, 8/15/22	No Opt. Call	Baa3	$624,824
2,295	5.000%, 8/15/24	No Opt. Call	Baa3	2,583,344
1,850	5.000%, 8/15/25	No Opt. Call	Baa3	2,116,326
1,000	5.000%, 8/15/26	No Opt. Call	Baa3	1,160,640
3,650	5.000%, 8/15/27	No Opt. Call	Baa3	4,292,035
1,000	5.000%, 8/15/28	No Opt. Call	Baa3	1,185,570

1,970	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	1,979,042

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
525	5.000%, 9/01/19	No Opt. Call	A–	532,124
685	5.000%, 9/01/20	No Opt. Call	A–	716,243
745	5.000%, 9/01/21	No Opt. Call	A–	795,206

	Rogers County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Verdigris Public Schools Project, Series 2018:
1,675	3.000%, 9/01/20	No Opt. Call	A+	1,704,798
1,780	3.000%, 9/01/22	No Opt. Call	A+	1,847,266
5,245	4.000%, 9/01/24	No Opt. Call	A+	5,784,134

	Rogers County Industrial Development Authority, Oklahoma, Capital Improvement Revenue Bonds, Refunding Series 2017:
765	3.000%, 4/01/21	No Opt. Call	N/R	780,055
800	3.000%, 4/01/22	No Opt. Call	N/R	822,600
825	3.000%, 4/01/23	No Opt. Call	N/R	855,121
850	3.000%, 4/01/24	No Opt. Call	N/R	882,648
725	4.000%, 4/01/25	No Opt. Call	N/R	791,961
770	4.000%, 4/01/26	4/25 at 100.00	N/R	838,153
715	4.000%, 4/01/27	4/25 at 100.00	N/R	774,295

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
175	4.000%, 10/01/19	No Opt. Call	AA–	177,160
645	5.000%, 10/01/21	No Opt. Call	AA–	697,445

	Texas County Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Guymon Public Schools Project, Series 2018:
1,370	5.000%, 12/01/19	No Opt. Call	A	1,398,948
1,000	4.000%, 12/01/21	No Opt. Call	A	1,055,180
850	4.000%, 12/01/23	No Opt. Call	A	924,494
1,100	5.000%, 12/01/25	No Opt. Call	A	1,288,353

7,635	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	7,741,814

1,610	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,732,730

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,065	5.000%, 9/01/22	No Opt. Call	AA–	1,181,362
6,340	5.000%, 9/01/23	No Opt. Call	AA–	7,205,473

180

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A:
$5,915	5.000%, 9/01/27	No Opt. Call	AA–	$7,208,374
10,000	5.000%, 9/01/28	No Opt. Call	AA–	12,336,300

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Glenpool Public Schools Project, Series 2017A:
570	5.000%, 9/01/22	No Opt. Call	A+	631,480
765	5.000%, 9/01/23	No Opt. Call	A+	866,294
600	5.000%, 9/01/24	No Opt. Call	A+	695,328
1,280	5.000%, 9/01/25	No Opt. Call	A+	1,509,261

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,100	5.000%, 9/01/21	No Opt. Call	AA–	2,265,753
2,000	5.000%, 9/01/22	No Opt. Call	AA–	2,218,520

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2018:
1,500	5.000%, 9/01/20	No Opt. Call	A+	1,569,915
1,650	5.000%, 9/01/21	No Opt. Call	A+	1,778,601
1,500	5.000%, 9/01/22	No Opt. Call	A+	1,661,790
1,000	5.000%, 9/01/23	No Opt. Call	A+	1,132,410

	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
1,200	5.000%, 3/01/23	No Opt. Call	A–	1,331,880
1,200	5.000%, 3/01/25	No Opt. Call	A–	1,385,652
1,625	5.000%, 3/01/27	No Opt. Call	A–	1,929,557
142,285	Total Oklahoma			157,546,092

	Oregon – 1.2%

	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
1,800	0.000%, 6/15/21	No Opt. Call	AA+	1,829,286
1,745	0.000%, 6/15/22	No Opt. Call	AA+	1,829,510
1,785	0.000%, 6/15/23	No Opt. Call	AA+	1,926,176
2,315	0.000%, 6/15/24	No Opt. Call	AA+	2,542,264
1,305	0.000%, 6/15/25	No Opt. Call	AA+	1,466,768
1,085	0.000%, 6/15/26	No Opt. Call	AA+	1,243,790
1,000	0.000%, 6/15/27	No Opt. Call	AA+	1,161,420

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,189,055
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	5,954,350

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
2,330	5.000%, 6/15/27	No Opt. Call	AA+	2,893,394
2,000	5.000%, 6/15/28	6/27 at 100.00	AA+	2,466,040

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2018:
1,400	4.000%, 6/15/23	No Opt. Call	Aa1	1,537,060
1,000	5.000%, 6/15/25	No Opt. Call	Aa1	1,192,820

11,400	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	11,580,576

181

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$7,500	Oregon State Business Development Commission, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	$8,155,500

1,050	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,054,420

5,000	Portland, Oregon, Tax Anticipation Notes, Fire & Police Disability and Retirement Fund, Series 2018, 4.000%, 6/26/19	No Opt. Call	N/R	5,028,850
58,760	Total Oregon			65,051,279

	Pennsylvania – 5.8%

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,170	5.000%, 4/01/22	No Opt. Call	A	1,268,994
1,405	5.000%, 4/01/23	No Opt. Call	A	1,559,634
2,415	5.000%, 4/01/24	No Opt. Call	A	2,736,461
2,520	5.000%, 4/01/25	No Opt. Call	A	2,906,719
2,000	5.000%, 4/01/26	No Opt. Call	A	2,344,880
4,245	5.000%, 4/01/27	No Opt. Call	A	5,043,018

1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/23, 144A	No Opt. Call	Ba3	1,071,880

	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,750	4.000%, 2/15/20 – AGM Insured	No Opt. Call	AA	1,780,293
1,650	4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,709,615

5,055	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20) (6)	No Opt. Call	N/R	4,347,300

4,865	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (6)	No Opt. Call	N/R	4,183,900

1,940	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/27	No Opt. Call	A	2,328,213

1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/25	No Opt. Call	A+	1,176,120

	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A:
40	3.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	40,137
1,080	3.000%, 7/01/19	No Opt. Call	AA	1,083,802

1,250	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2019, 5.000%, 9/30/19, 144A	7/19 at 100.00	N/R	1,251,700

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	7,966,556

	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
2,000	5.000%, 6/01/21	No Opt. Call	A1	2,134,080
2,000	5.000%, 6/01/22	No Opt. Call	A1	2,190,300
2,515	5.000%, 6/01/23	No Opt. Call	A1	2,819,139
3,175	5.000%, 6/01/24	No Opt. Call	A1	3,637,725

450	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/19	No Opt. Call	Baa3	450,864

182

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Refunding Series 2018B:
$8,505	5.000%, 1/01/23	No Opt. Call	A+	$9,510,036
6,665	5.000%, 1/01/24	No Opt. Call	A+	7,636,224

13,475	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A	13,232,180

9,025	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A	8,931,140

375	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19 (ETM)	No Opt. Call	N/R (4)	390,251

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,081,890

1,400	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/20	No Opt. Call	A+	1,452,850

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	3,803,659

1,235	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.000%, 1/15/20	No Opt. Call	Ba1	1,259,712

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Exelon Generation Company, LLC Project, Refunding Series 2001B, 2.500%, 10/01/30 (Mandatory Put 4/01/20)	No Opt. Call	BBB+	5,008,350

6,250	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory Put 6/01/20)	No Opt. Call	BBB+	6,262,000

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	5,011,700

7,500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory Put 4/01/20)	No Opt. Call	BBB+	7,512,525

504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/31/23	5/19 at 100.00	N/R	151,250

107	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	31,990

5,945	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (6)	No Opt. Call	N/R	5,112,700

3,565	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (Mandatory Put 6/01/19) (6)	No Opt. Call	N/R	3,065,900

183

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$8,750	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2009, 2.800%, 12/01/33 (Mandatory Put 12/01/21)	No Opt. Call	A–	$8,889,300

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
335	5.000%, 1/01/20	7/19 at 100.00	Aaa	337,881
365	5.000%, 7/01/20	7/19 at 100.00	Aaa	368,146

2,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 2.250%, 11/01/41 (Mandatory Put 5/01/21)	No Opt. Call	A–	2,299,103

2,250	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 2.850%, 5/01/34 (Mandatory Put 5/01/21)	No Opt. Call	A–	2,279,070

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14:
1,850	2.200%, 11/01/31(Mandatory Put 11/01/21)	No Opt. Call	A–	1,839,196
3,500	2.720%, 11/01/31(Mandatory Put 5/01/21)	11/19 at 100.00	A–	3,501,330

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A:
3,390	3.000%, 4/01/27 (AMT)	No Opt. Call	AA+	3,452,376
3,345	3.050%, 10/01/27 (AMT)	4/27 at 100.00	AA+	3,411,733
8,750	3.400%, 10/01/32 (AMT)	4/27 at 100.00	AA+	8,789,287

1,025	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128A, 3.650%, 10/01/32 (AMT)	10/27 at 100.00	AA+	1,047,909

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
2,390	5.000%, 6/01/21	No Opt. Call	A3	2,550,226
15,000	5.000%, 6/01/22	No Opt. Call	A3	16,422,300
23,660	5.000%, 6/01/23	No Opt. Call	A3	26,480,745
12,485	5.000%, 6/01/24	No Opt. Call	A3	14,264,986
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,334,830
5,630	5.000%, 6/01/25	No Opt. Call	A3	6,541,666
4,265	5.000%, 6/01/29	6/26 at 100.00	A3	4,963,180

17,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/20	No Opt. Call	A3	18,172,700

3,475	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteenth Series 2016, 5.000%, 10/01/20	No Opt. Call	A	3,646,457

515	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	531,212

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
2,300	5.000%, 12/01/19	No Opt. Call	A+	2,348,921
3,305	5.000%, 12/01/20	No Opt. Call	A+	3,471,936
1,675	5.000%, 12/01/21	No Opt. Call	A+	1,810,759
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,663,950

2,285	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	7/19 at 100.00	N/R	2,260,710

184

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,035	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	$1,993,649

2,515	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/23	No Opt. Call	AA–	2,844,968

1,180	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Program Funds, Refunding Series 2017, 5.000%, 6/01/24	No Opt. Call	AA–	1,365,767

	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5:
1,045	5.000%, 11/01/21	No Opt. Call	A–	1,122,508
2,410	5.000%, 11/01/22	No Opt. Call	A–	2,649,337
2,530	5.000%, 11/01/23	No Opt. Call	A–	2,833,802
2,665	5.000%, 11/01/24	No Opt. Call	A–	3,043,217
2,550	5.000%, 11/01/25	No Opt. Call	A–	2,956,853

3,270	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32	1/22 at 100.00	AA	3,586,307
290,656	Total Pennsylvania			306,562,004

	Rhode Island – 0.1%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
700	5.000%, 7/01/19	No Opt. Call	A	703,822
1,165	5.000%, 7/01/20	No Opt. Call	A	1,206,929
1,360	5.000%, 7/01/21	No Opt. Call	A	1,449,583
3,225	Total Rhode Island			3,360,334

	South Carolina – 0.9%

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,375	5.000%, 12/01/21	No Opt. Call	AA	3,672,439
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,491,000

1,745	Greenwood Fifty School Facilities, Inc, South Carolina, Installment Purchase Revenue Bonds, Greenwood School District 50 Project, Refunding Series 2016, 5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,785,624

	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015:
1,075	5.000%, 12/01/19	No Opt. Call	A1	1,100,026
600	5.000%, 12/01/20	No Opt. Call	A1	634,674

1,040	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/22	11/21 at 100.00	A1	1,117,688

350	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/26	No Opt. Call	A1	416,332

730	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	787,458

185

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$3,620	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	$3,913,871

7,500	Richland County, South Carolina, General Obligation Bonds, Transportation Sales & Use Tax, Anticipation Note Series 2019, 3.000%, 2/27/20	No Opt. Call	N/R	7,593,300

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,061,596
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,105,960

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	1,669,240
2,850	5.250%, 8/01/25 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	3,280,920
3,500	5.250%, 8/01/26 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	4,029,200
2,000	5.000%, 8/01/27 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (4)	2,281,560

1,750	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	A+	1,888,040

1,425	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2015C, 5.000%, 12/01/19 (ETM)	No Opt. Call	A+ (4)	1,457,789

1,240	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	A+	1,369,964

	Sumter Two School Facilities, Inc, South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016:
1,500	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,529,790
1,000	5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,048,160
43,715	Total South Carolina			47,234,631

	South Dakota – 0.1%

455	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	473,082

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	405,404
320	4.000%, 11/01/20	No Opt. Call	A+	331,530
525	4.000%, 11/01/21	No Opt. Call	A+	555,571
650	5.000%, 11/01/24	No Opt. Call	A+	757,061

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	683,514
800	5.000%, 11/01/21	No Opt. Call	A+	866,488
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,257,509
4,930	Total South Dakota			5,330,159

	Tennessee – 1.1%

1,510	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015, 4.000%, 9/01/20	No Opt. Call	AA+	1,562,608

186

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
$2,500	5.000%, 1/01/20	No Opt. Call	A+	$2,558,475
1,500	4.000%, 1/01/21	No Opt. Call	A+	1,554,375

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children’s Hospital, Series 2019:
2,325	5.000%, 11/15/32	2/29 at 100.00	A	2,782,979
2,810	5.000%, 11/15/33	2/29 at 100.00	A	3,334,711

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,070	4.000%, 11/01/19	No Opt. Call	A	1,084,830
810	4.000%, 11/01/20	No Opt. Call	A	839,565
500	4.000%, 11/01/21	No Opt. Call	A	528,205
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,108,558

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,615	5.000%, 7/01/21	No Opt. Call	AA–	2,810,001
1,870	5.000%, 7/01/22	No Opt. Call	AA–	2,064,798

5,000	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.400%, 7/01/34	7/28 at 100.00	AA+	5,185,800

8,680	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A3	9,370,668

21,600	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2017A, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	5/23 at 100.43	A3	22,854,528
53,820	Total Tennessee			57,640,101

	Texas – 5.3%

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,040	5.000%, 1/01/21	No Opt. Call	A–	1,094,226
1,430	5.000%, 1/01/22	No Opt. Call	A–	1,544,157
2,500	5.000%, 1/01/23	No Opt. Call	A–	2,766,625
3,560	5.000%, 1/01/24	No Opt. Call	A–	4,021,590

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA	1,074,980
650	5.000%, 9/01/22	No Opt. Call	AA	717,379

5,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2019, 5.000%, 12/01/24 (WI/DD, Settling 4/09/19)	No Opt. Call	AA+	5,880,900

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
9,690	1.350%, 11/01/20 (AMT) , 144A	No Opt. Call	A+	9,553,662
30,640	1.600%, 11/01/21 (AMT) , 144A	No Opt. Call	A+	30,129,844

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,595	5.000%, 11/01/20	No Opt. Call	A+	2,734,222
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,302,500

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014A, 5.250%, 11/01/26 (AMT)	11/23 at 100.00	A+	1,146,390

187

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$18,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	$20,086,560

3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,516,548

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
825	5.000%, 11/15/19	No Opt. Call	A3	840,658
575	5.000%, 11/15/20	No Opt. Call	A3	602,152
480	5.000%, 11/15/21	No Opt. Call	A3	515,856

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	12,943,937
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	9,820,250
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,070,279

	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C:
4,000	5.000%, 7/01/29 (AMT)	7/28 at 100.00	AA	4,873,160
6,000	5.000%, 7/01/30 (AMT)	7/28 at 100.00	AA	7,240,980
3,000	5.000%, 7/01/31 (AMT)	7/28 at 100.00	AA	3,593,130

2,250	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,345,760

2,915	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014C, 5.000%, 5/15/20	No Opt. Call	AA	3,025,799

1,250	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2009A, 5.000%, 3/01/20	5/19 at 100.00	AA	1,253,225

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/19 (AMT)	No Opt. Call	A1	1,019,200
1,000	5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,050,270
1,000	5.000%, 11/01/21 (AMT)	No Opt. Call	A1	1,077,840
1,720	5.000%, 11/01/22 (AMT)	No Opt. Call	A1	1,900,841
1,455	5.000%, 11/01/23 (AMT)	No Opt. Call	A1	1,643,932
1,500	5.000%, 11/01/24 (AMT)	No Opt. Call	A1	1,728,165

10,000	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29	7/19 at 102.00	A–	10,304,300

1,510	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	1,535,262

2,175	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A	10/21 at 105.00	BB–	2,262,304

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,715	5.000%, 8/15/19	No Opt. Call	Aa2	1,736,094
2,795	5.000%, 8/15/21	No Opt. Call	Aa2	3,010,327
2,010	5.000%, 8/15/22	No Opt. Call	Aa2	2,226,196
6,415	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	7,134,250

7,650	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	8,267,125

188

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
$4,030	5.000%, 1/01/22	No Opt. Call	A+	$4,396,972
4,945	5.000%, 1/01/23	No Opt. Call	A+	5,544,631
7,045	5.000%, 1/01/24	No Opt. Call	A+	8,092,380

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A:
5,000	5.000%, 1/01/23	No Opt. Call	A+	5,606,300
3,260	5.000%, 1/01/24	1/23 at 100.00	A+	3,645,234
3,200	5.000%, 1/01/27	1/26 at 100.00	A+	3,806,176

2,470	San Antonio, Texas, Electric and Gas System Revenue Bonds, Junior Lien Series 2015A, 2.250%, 2/01/33 (Mandatory Put 12/01/19)	No Opt. Call	AA–	2,478,744

3,825	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Premium Series 2019A, 3.500%, 7/01/34	7/28 at 100.00	Aaa	3,938,411

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	5,764,495

2,745	Texas Southmost College District, Texas, General Obligation Bonds, Refunding Limited Tax Series 2014A, 5.000%, 2/15/20	No Opt. Call	AA–	2,826,664

10,620	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2018, 4.000%, 8/29/19	No Opt. Call	N/R	10,725,244

	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Taxable Series 2018A:
7,000	5.000%, 10/15/23	No Opt. Call	AAA	8,032,080
13,040	5.000%, 10/15/24	No Opt. Call	AAA	15,316,002
12,540	5.000%, 10/15/25	No Opt. Call	AAA	15,050,884
259,055	Total Texas			282,815,092

	Utah – 0.1%

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
1,250	5.000%, 9/01/19	No Opt. Call	A	1,267,125
1,090	5.000%, 9/01/20	No Opt. Call	A	1,140,500
2,065	5.000%, 9/01/21	No Opt. Call	A	2,222,373
4,405	Total Utah			4,629,998

	Vermont – 0.0%

725	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A, 4.000%, 12/01/19	No Opt. Call	A+	736,433

	Virginia – 1.6%

10,570	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 2.150%, 12/01/41 (Mandatory Put 9/01/20)	No Opt. Call	A2	10,603,718

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,010,040

29,140	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Metrorail Service District Improvement Silver Line Phase 2 Project, Series 2018, 2.000%, 4/01/22	4/20 at 100.00	AA+	29,181,962

189

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$6,505	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.750%, 11/01/35 (Mandatory Put 5/16/19)	No Opt. Call	A2	$6,503,894

5,240	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018A, 5.000%, 11/01/48 (Mandatory Put 11/01/28)	No Opt. Call	AA	6,481,461

1,875	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory Put 10/01/19)	No Opt. Call	BBB	1,869,919

1,000	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014, 5.000%, 10/01/19	No Opt. Call	A	1,016,770

15,005	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	15,052,866

11,990	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory Put 6/01/20)	No Opt. Call	A2	11,983,645

2,840	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory Put 5/16/19)	No Opt. Call	A2	2,839,801
85,165	Total Virginia			86,544,076

	Washington – 2.4%

10,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	11,388,600

5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa1	5,970,050

10,545	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Aa1	13,059,877

	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A2	7,337,518
7,285	5.000%, 12/01/24	No Opt. Call	A2	8,406,671

1,005	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2015B, 5.000%, 3/01/20	No Opt. Call	AA–	1,036,145

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,520	5.000%, 12/01/20	No Opt. Call	A+	1,603,722
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,274,479

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A+	3,151,800

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,500	5.000%, 1/01/21	No Opt. Call	A+	1,580,565
5,730	5.000%, 1/01/22	No Opt. Call	A+	6,203,413
1,950	5.000%, 1/01/24	No Opt. Call	A+	2,210,384
1,310	5.000%, 1/01/25	No Opt. Call	A+	1,513,364

1,065	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	AA–	1,153,928

190

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B:
$10,000	4.000%, 10/01/42(Mandatory Put 10/01/21)	No Opt. Call	AA–	$10,551,800
10,835	5.000%, 10/01/42(Mandatory Put 10/01/21)	No Opt. Call	AA–	11,696,599

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
1,250	5.000%, 10/01/25	No Opt. Call	AA–	1,485,525
1,850	5.000%, 10/01/26	No Opt. Call	AA–	2,236,150
3,010	5.000%, 10/01/27	No Opt. Call	AA–	3,691,283
2,100	5.000%, 10/01/28	No Opt. Call	AA–	2,611,392

6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2008, 2.125%, 6/01/20, 144A	9/19 at 100.00	A–	5,996,040

1,450	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, TEMPS 70 Series 2016B, 2.800%, 7/01/21, 144A	5/19 at 100.00	N/R	1,445,273

20,175	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	AA+	21,716,773
115,160	Total Washington			128,321,351

	West Virginia – 0.6%

3,710	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (AMT)	No Opt. Call	Baa3	3,646,522

6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 2.550%, 3/01/40 (Mandatory Put 4/01/24) (WI/DD, Settling 4/01/19)	No Opt. Call	A–	6,084,600

6,765	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A–	6,739,631

4,010	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A–	4,076,526

4,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A–	4,066,360

4,095	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A–	4,134,844

1,030	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,160,841
29,610	Total West Virginia			29,909,324

	Wisconsin – 1.5%

980	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc, TEMPS 70 Series 2017B-2, 3.500%, 11/15/23, 144A	5/19 at 100.00	BB	980,372

191

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$840	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc, TEMPS 85 Series 2017B-1, 3.950%, 11/15/24, 144A	11/19 at 100.00	BB	$844,578

1,340	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 50 Series 2017B-3, 3.000%, 11/15/22, 144A	5/19 at 100.00	BB	1,340,268

5,165	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A–	5,146,664

10,000	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2017A-3, 1.950%, 9/01/27 (Mandatory Put 8/01/19) (AMT)	No Opt. Call	A–	10,001,000

950	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	969,826

7,180	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B, 1.375%, 11/15/38 (Mandatory Put 12/03/19)	No Opt. Call	AA+	7,166,358

5,680	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2010B, 5.000%, 7/15/19 (ETM)	No Opt. Call	Aa3 (4)	5,736,402

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A, 5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	AA (4)	3,065,886

6,285	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc, Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	6,992,062

1,710	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc, Series 2010, 5.000%, 12/01/19	No Opt. Call	AA–	1,748,663

850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	854,174

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C:
420	5.000%, 8/15/20 (ETM)	No Opt. Call	N/R (4)	439,492
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	N/R (4)	1,597,231
55	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	61,071

3,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	3,234,861

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,230	5.250%, 5/01/20 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	7,251,979
5	5.375%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	5,016
40	5.375%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	40,126
325	5.750%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	326,118
2,550	5.750%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	2,558,772

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2019A, 5.000%, 5/01/22	No Opt. Call	Aa2	9,931,680

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	5,043,500
675	5.000%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	680,873
1,770	5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,785,399

192

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
$670	5.000%, 7/01/25	7/24 at 100.00		A1	$768,966
1,000	5.000%, 7/01/26	7/24 at 100.00		A1	1,147,710
725	5.000%, 7/01/27	7/24 at 100.00		A1	831,706
77,920	Total Wisconsin				80,550,753
$4,877,892	Total Municipal Bonds (cost $5,080,598,151)				5,163,728,959

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$123	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$82,173

35	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	17,407
$158	Total Corporate Bonds (cost $6,773)				99,580
	Total Long-Term Investments (cost $5,080,604,924)				5,163,828,539

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.1%

	MUNICIPAL BONDS – 1.1%

	National – 0.3%

$12,850	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, Variable Rate Demand Obligations, 2.920%, 11/01/21 (SIFMA reference rate + 0.80% spread), 144A (9), (10)	No Opt. Call		A+	$12,850,000

	Florida – 0.3%

6,900	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, 1.730%, 5/01/37 (9)	6/19 at 100.00		N/R	6,900,000

10,000	Miami-Dade County School Board, Florida, Certificates of Participation, Variable Rate Demand Obligations, Series 2013, 0.000%, 5/01/31, 144A (9)	No Opt. Call		A-2	10,000,000
16,900	Total Florida				16,900,000

	Nevada – 0.1%

5,780	Clark County, Nevada, Airport Revenue Bonds, Variable Rate Demand Obligations, Subordinate Lien Series 2008D, 2.100%, 7/01/40 (WI/DD, Settling 4/04/19) (9)	6/19 at 100.00		VMIG-1	5,780,000

	New York – 0.4%

20,035	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal 2018 Series B-4, 0.000%, 10/01/46 (9)	6/19 at 100.00		VMIG-1	20,035,000
$55,565	Total Short-Term Investments (cost $55,565,000)				55,565,000
	Total Investments (cost $5,136,169,924) – 98.4%				5,219,393,539
	Other Assets Less Liabilities – 1.6%				86,923,787
	Net Assets – 100%				$5,306,317,326

193

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)

The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(8)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(10)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SIFMA	Securities Industry and Financial Market Association

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

194

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.7%

	MUNICIPAL BONDS – 97.7%

	Alabama – 4.3%

$6,335	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A3	$6,749,499

6,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	6,767,215

4,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	4,240,800

7,335	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	7,890,920
24,170	Total Alabama			25,648,434

	Alaska – 0.8%

1,660	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, 5.000%, 1/01/20 (AMT)	No Opt. Call	Baa2	1,687,988

1,565	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/23 (AMT)	10/20 at 100.00	A1	1,638,289

1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (AMT)	No Opt. Call	A1	1,413,328

5	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	4/19 at 100.00	A3	5,001
4,580	Total Alaska			4,744,606

	Arizona – 1.9%

1,320	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,343,509

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,551,087

1,775	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 4.000%, 7/01/19	No Opt. Call	Aa1	1,785,863

	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
450	5.000%, 9/01/22	No Opt. Call	A2	497,120
500	5.000%, 9/01/23	No Opt. Call	A2	565,300

1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/21 (AMT)	No Opt. Call	AA–	1,072,270

1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	A3	1,264,944

2,375	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 2.800%, 6/01/27 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A–	2,404,830

830	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A	839,047
10,995	Total Arizona			11,323,970

195

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California – 5.2%

$5,605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory Put 11/01/22)	No Opt. Call	AA–	$6,266,446

3,000	California Pollution Control Financing Authority, Series 2017A-1, 1.900%, 11/01/42 (Mandatory Put 7/15/19) (AMT), 144A	No Opt. Call	BBB+	3,000,180

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc, Series 2010A, 1.900%, 8/01/23 (Mandatory Put 8/01/19) (AMT), 144A	No Opt. Call	BBB+	1,000,100

	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
695	5.000%, 8/01/19, 144A	No Opt. Call	BBB	701,992
550	5.000%, 8/01/20, 144A	No Opt. Call	BBB	571,071

2,875	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Substance Abuse Treatment Facility & Corcoran II State Prison, Series 2014G, 5.000%, 1/01/20	No Opt. Call	A+	2,950,296

4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/21	No Opt. Call	A	4,268,600

2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22	No Opt. Call	Aa1	2,840,081

7,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/23 (AMT)	No Opt. Call	A+	8,417,161

1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Refunding Series 2016C, 5.000%, 8/01/21	No Opt. Call	A–	1,077,720
29,180	Total California			31,093,647

	Colorado – 6.1%

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2017A:
1,100	5.000%, 12/01/19	No Opt. Call	Aa2	1,125,465
1,400	5.000%, 12/01/20	No Opt. Call	Aa2	1,479,716

	BROMLEY PK MET DIST NO 2 COLO SR LTD TAX GO REF BDS:
250	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	270,058
550	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	609,703

276	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 2.700%, 12/01/19, 144A	No Opt. Call	N/R	276,284

470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 4.000%, 6/15/20	No Opt. Call	A+	481,487

1,685	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 5.000%, 10/01/19	No Opt. Call	Baa2	1,708,876

1,200	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/21	No Opt. Call	A–	1,270,200

1,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C2, 2.940%, 10/01/39 (Mandatory Put 11/12/20)	5/20 at 100.00	BBB+	1,757,612

2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-3, 1.875%, 7/01/39 (Mandatory Put 11/06/19)	No Opt. Call	BBB+	2,032,171

600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 4.000%, 6/01/19	No Opt. Call	A–	601,944

196

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.000%, 1/01/23	1/20 at 100.00	AA–	$1,024,450

190	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A, 5.000%, 5/15/21	No Opt. Call	A–	201,710

2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2017A, 5.000%, 11/15/19 (AMT)	No Opt. Call	AA–	2,040,460

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/22 (AMT)	No Opt. Call	A+	1,108,420

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/22 (AMT)	No Opt. Call	A+	5,548,350

1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,042,340

100	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.000%, 12/01/19	No Opt. Call	N/R	101,626

750	El Paso County School District 2, Harrison, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/01/20	No Opt. Call	AA	792,705

2,000	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018, 5.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	2,168,620

4,000	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A	3,957,960

1,060	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 4.000%, 12/01/19	No Opt. Call	A	1,075,020

	Pueblo Urban Renewal Authority, Colorado, State Sales Tax Increment Revenue Bonds, Regional Tourism Project, Series 2017:
500	2.500%, 6/01/19	No Opt. Call	N/R	500,050
700	2.750%, 6/01/20	No Opt. Call	N/R	700,945
2,040	3.000%, 6/01/21	No Opt. Call	N/R	2,045,896

1,365	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017C-1, 4.000%, 11/15/47 (Mandatory Put 3/01/20)	9/19 at 100.00	AA–	1,376,616

1,530	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/20	No Opt. Call	AA	1,619,138
35,551	Total Colorado			36,917,822

	District of Columbia – 1.0%

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
2,475	5.000%, 10/01/20 (AMT)	No Opt. Call	AA–	2,594,097
1,205	5.000%, 10/01/21 (AMT)	No Opt. Call	AA–	1,300,520

2,175	Washington Convention and Sports Authority, Washington D.C., Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 10/01/22	No Opt. Call	AA+	2,417,404
5,855	Total District of Columbia			6,312,021

	Florida – 2.0%

1,450	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2012P-1, 5.000%, 10/01/22 (AMT)	No Opt. Call	A+	1,604,309

197

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/23 (AMT)	No Opt. Call	A+	$1,132,360

415	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/21 (AMT)	No Opt. Call	A+	447,154

2,220	Florida, Development Finance Corporation, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project – South Segment, Series 2017, 5.625%, 1/01/47 (AMT), 144A	4/19 at 105.00	N/R	2,307,668

1,500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Priority Subordinated Series 2016, 5.000%, 10/01/21 (AMT)	No Opt. Call	A+	1,616,610

1,750	Hillsborough County, Florida, Aviation Bonds, 5.000%, 10/01/22 (AMT)	No Opt. Call	AA–	1,939,368

1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	BBB	1,105,866

1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,067,740

860	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017, 5.000%, 8/15/21	No Opt. Call	AA–	923,133
11,230	Total Florida			12,144,208

	Georgia – 1.4%

1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/21	No Opt. Call	A2	1,579,755

515	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Inc., Series 2017A, 5.000%, 4/01/20	No Opt. Call	A	531,995

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
487	5.500%, 7/15/23	7/21 at 100.00	N/R	487,880
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,037,174
1,136	5.500%, 1/15/36	7/21 at 100.00	N/R	1,138,875

1,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/21	No Opt. Call	A3	1,056,710

2,470	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 9/01/22	No Opt. Call	Aa2	2,634,551
8,143	Total Georgia			8,466,940

	Hawaii – 0.2%

1,220	Hawaii State, Harbor System Revenue Bonds, Series 2010B, 5.250%, 7/01/19 (AMT)	No Opt. Call	AA–	1,230,443

	Idaho – 0.4%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
800	4.000%, 9/01/19	No Opt. Call	BB+	804,984
1,710	5.000%, 9/01/22	No Opt. Call	BB+	1,842,491
2,510	Total Idaho			2,647,475

	Illinois – 5.0%

400	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds, Series 2018A, 5.000%, 4/01/22 – AGM Insured	No Opt. Call	AA	430,100

3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017E, 5.000%, 12/01/21	No Opt. Call	BB–	3,149,280

660	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Baa2	628,841

198

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,000	Chicago O’Hare International Airport, Illinois, 5.000%, 1/01/20 (AMT)	No Opt. Call	A	$5,120,750

2,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Funds, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	A+	2,068,160

475	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B, 5.000%, 1/01/20	No Opt. Call	A	486,899

1,200	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/21	No Opt. Call	AA–	1,290,120

100	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20, 144A	No Opt. Call	N/R	100,536

500	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A, 5.000%, 10/01/19	No Opt. Call	BBB	505,495

340	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	AA+	344,842

1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,152,093

1,300	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/19	No Opt. Call	AA–	1,327,118

1,250	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/22	No Opt. Call	AA–	1,362,413

5,375	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB	5,612,790

3,100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/23	No Opt. Call	BBB	3,363,779

2,750	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017, 5.000%, 6/01/22	No Opt. Call	A	3,008,115
28,545	Total Illinois			29,951,331

	Indiana – 1.0%

3,250	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc. Project, Series 2001, 2.950%, 10/01/31 (Mandatory Put 10/01/21) (AMT)	No Opt. Call	A–	3,250,000

2,810	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A–	2,808,483
6,060	Total Indiana			6,058,483

	Iowa – 1.1%

2,770	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Refunding Series 2010, 5.000%, 7/01/20	No Opt. Call	A1	2,876,673

500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22 (WI/DD, Settling 4/03/19)	12/20 at 103.00	B+	503,290

125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B+	131,640

145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/22)	12/22 at 105.00	B+	155,456

1,135	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Drake University Project, Refunding Series 2016, 3.000%, 4/01/19	No Opt. Call	A–	1,135,000

1,130	Johnston Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014, 5.000%, 7/01/19	No Opt. Call	AA	1,139,322

199

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$700	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016, 3.000%, 12/01/19	No Opt. Call	BBB+	$703,241
6,505	Total Iowa			6,644,622

	Kansas – 0.2%

	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
500	5.000%, 4/01/22 – BAM Insured	No Opt. Call	AA	547,500
500	5.000%, 4/01/23 – BAM Insured	No Opt. Call	AA	560,740
1,000	Total Kansas			1,108,240

	Kentucky – 3.6%

10,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2016C, 5.000%, 5/15/20	No Opt. Call	AA	10,386,900

3,785	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	4,114,825

4,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A3	4,334,360

3,135	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	3,167,102
20,920	Total Kentucky			22,003,187

	Louisiana – 1.4%

505	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/20	No Opt. Call	A1	524,473

2,400	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc Project, Variable Rate Series 2010B-1A, 2.000%, 10/01/40 (Mandatory Put 10/01/22)	No Opt. Call	BBB+	2,397,600

595	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 4.000%, 5/15/19	No Opt. Call	A3	596,505

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
2,275	5.000%, 7/01/19	No Opt. Call	AA–	2,293,587
2,250	5.000%, 7/01/20	No Opt. Call	AA–	2,342,317
8,025	Total Louisiana			8,154,482

	Maryland – 0.2%

915	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015, 5.000%, 7/01/19	No Opt. Call	BBB+	921,991

	Massachusetts – 0.6%

715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	A–	763,406

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A:
375	4.000%, 7/01/20 (AMT)	No Opt. Call	AA	384,825
1,000	4.000%, 7/01/21 (AMT)	No Opt. Call	AA	1,045,360

1,550	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 4.000%, 7/01/20 (AMT)	No Opt. Call	AA	1,590,610
3,640	Total Massachusetts			3,784,201

200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 0.9%

$1,705	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A, 5.000%, 12/01/22	No Opt. Call	AA–	$1,904,178

1,440	Michigan State Hospital Finance Authority, Revenue Bonds, McLaren Health Care Corporation, Refunding Series 2012A, 5.000%, 6/01/24	6/22 at 100.00	Aa3	1,579,810

1,000	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	AA	1,065,300

1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/23	No Opt. Call	A+	1,137,420
5,145	Total Michigan			5,686,708

	Minnesota – 10.4%

240	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 3.000%, 8/01/22	No Opt. Call	BB+	239,542

380	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A, 3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	388,569

745	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016, 3.000%, 3/01/20	No Opt. Call	N/R	747,600

1,415	City of Red Wing, Minnesota, General Obligation Bonds, Series 2018A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,591,875

805	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21, 144A	No Opt. Call	N/R	796,700

440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	451,216

1,200	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Series 2016A, 3.000%, 2/01/20	No Opt. Call	Aa2	1,210,512

2,115	Elk River Independent School District 728, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	Aa2	2,378,529

1,130	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 4.375%, 8/01/29	8/27 at 102.00	BB+	1,162,137

1,470	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	1,450,567

2,250	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/20	No Opt. Call	AAA	2,315,272

385	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 3.750%, 12/01/22, 144A	No Opt. Call	N/R	383,679

500	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	543,145

605	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015, 3.000%, 3/01/20	No Opt. Call	N/R	606,240

1,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/25 (AMT)	1/24 at 100.00	A+	1,134,010

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
350	4.000%, 1/01/20	No Opt. Call	AA–	356,657
200	4.000%, 1/01/21	No Opt. Call	AA–	208,340

475	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 3.000%, 3/01/20	No Opt. Call	Baa1	478,843

201

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,250	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2019A, 2.000%, 8/01/20	2/20 at 100.00	AA+	$1,252,000

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A:
370	1.400%, 7/01/19 (AMT)	No Opt. Call	AA+	369,537
1,150	1.700%, 1/01/21 (AMT)	No Opt. Call	AA+	1,143,928

	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Senior Series 2018:
500	5.000%, 11/01/22 (AMT)	No Opt. Call	AA	549,110
400	5.000%, 11/01/23 (AMT)	No Opt. Call	AA	447,660

2,210	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2010C, 5.000%, 3/01/21 (Pre-refunded 3/01/20)	3/20 at 100.00	AAA	2,280,742

4,695	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2016D, 5.000%, 8/01/22	No Opt. Call	AAA	5,221,873

2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,386,535

2,020	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/19	No Opt. Call	Baa1	2,058,501

2,500	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/21	No Opt. Call	A–	2,645,375

9,150	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	AA	9,816,852

295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21	No Opt. Call	D	202,612

2,250	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA–	2,528,482

95	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB–	95,801

	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
820	3.000%, 9/01/20	No Opt. Call	N/R	828,159
500	3.000%, 9/01/21	No Opt. Call	N/R	506,755
500	3.000%, 9/01/22	No Opt. Call	N/R	507,635

415	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 3.000%, 9/01/22	No Opt. Call	N/R	418,532

3,515	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/23	No Opt. Call	AAA	3,959,964

120	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	118,325

6,790	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Refunding School Building Series 2018B, 5.000%, 2/01/22	No Opt. Call	Aa2	7,426,291

1,330	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/19 (ETM)	No Opt. Call	N/R (5)	1,358,156
58,790	Total Minnesota			62,566,258

	Missouri – 3.1%

1,375	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 5.000%, 6/01/23	6/22 at 100.00	AA	1,506,711

400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/21	No Opt. Call	BBB–	419,792

202

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$810	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	$827,917

1,000	Clay County Reorganized School District R-1, Kearney, Missouri, General Obligation Bonds, School Building Series 2017, 5.000%, 3/01/22	No Opt. Call	AA+	1,095,150

290	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	289,753

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 4.000%, 2/01/20	No Opt. Call	BBB	1,013,140

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
775	2.750%, 5/01/19	No Opt. Call	N/R	775,000
500	3.000%, 5/01/20	No Opt. Call	N/R	500,780
300	3.250%, 5/01/21	No Opt. Call	N/R	301,902

1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA+	1,088,950

640	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 4.000%, 11/15/20	No Opt. Call	N/R	650,157

5,055	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International, Refunding Series 2017A, 5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	5,591,740

2,425	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International, Refunding Series 2017B, 4.000%, 7/01/20 – AGM Insured (AMT)	No Opt. Call	AA	2,490,160

1,745	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (AMT)	No Opt. Call	Aa2	1,857,570
17,315	Total Missouri			18,408,722

	Nebraska – 0.9%

690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	741,426

1,685	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/21	No Opt. Call	A	1,813,060

	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A:
1,000	4.000%, 7/01/20	No Opt. Call	BBB	1,023,210
1,555	5.000%, 7/01/22	No Opt. Call	BBB	1,690,238
4,930	Total Nebraska			5,267,934

	Nevada – 2.0%

3,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2017C, 5.000%, 7/01/21 (AMT)	No Opt. Call	A+	3,198,990

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2017B, 5.000%, 7/01/20 (AMT)	No Opt. Call	Aa3	2,077,020

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,890	4.000%, 9/01/20	No Opt. Call	N/R	1,927,517
480	2.000%, 9/01/21	No Opt. Call	N/R	472,526

1,410	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/22	6/21 at 100.00	AA+	1,512,944

1,080	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 3.500%, 12/01/19	No Opt. Call	N/R	1,086,545

203

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$1,790	Nevada State, General Obligation Bonds, Capital Improvement & Refunding Series 2015E, 5.000%, 2/01/21	No Opt. Call	AA+	$1,901,338
11,650	Total Nevada			12,176,880

	New Jersey – 7.0%

	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016:
1,585	4.000%, 4/01/19 – BAM Insured	No Opt. Call	AA	1,585,000
1,665	4.000%, 4/01/20 – BAM Insured	No Opt. Call	AA	1,705,210
1,330	5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,419,349

7,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 5.000%, 7/01/23 – BAM Insured	No Opt. Call	AA	7,780,080

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/19	No Opt. Call	AA	2,016,540

	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018B:
1,000	5.000%, 12/01/20 (AMT)	No Opt. Call	Aaa	1,050,720
2,500	5.000%, 12/01/21 (AMT)	No Opt. Call	Aaa	2,695,150
6,500	5.000%, 12/01/22 (AMT)	No Opt. Call	Aaa	7,166,705

4,365	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	A+	4,520,787

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,335	5.000%, 6/15/22	No Opt. Call	A+	1,449,610
3,000	5.000%, 6/15/23	No Opt. Call	A+	3,328,650

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
5,000	5.000%, 6/01/21	No Opt. Call	A	5,308,300
1,685	5.000%, 6/01/23	No Opt. Call	A	1,872,405
38,965	Total New Jersey			41,898,506

	New Mexico – 1.5%

5,130	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory Put 8/01/19)	8/19 at 100.00	Aa2	5,183,352

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2017:
1,615	5.000%, 6/01/21	No Opt. Call	AA+	1,731,118
2,110	5.000%, 6/01/22	No Opt. Call	AA+	2,328,554
8,855	Total New Mexico			9,243,024

	New York – 7.6%

1,770	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013B, 1.500%, 11/01/31 (Mandatory Put 4/30/20)	No Opt. Call	AA–	1,763,982

14,030	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2016A. Groups A,B&C, 5.000%, 3/15/22	No Opt. Call	AA+	15,455,027

1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory Put 5/01/20)	No Opt. Call	A–	1,773,084

3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004C, 2.625%, 4/01/34 (Mandatory Put 7/03/23)	No Opt. Call	A–	3,109,950

204

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,960	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A2	$1,965,429

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
5,000	5.000%, 8/01/19 (AMT)	No Opt. Call	BB	5,043,800
3,985	5.000%, 8/01/20 (AMT)	No Opt. Call	BB	4,117,422

1,210	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/23 (AMT)	No Opt. Call	AA–	1,374,620

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Seventh Series 2016, 5.000%, 11/15/19 (AMT)	No Opt. Call	AA–	5,103,950

1,880	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2015, 4.000%, 8/01/19	No Opt. Call	A3	1,894,269

3,055	TSASC INC N Y, 4.000%, 6/01/19	No Opt. Call	A	3,065,387

1,225	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/20	No Opt. Call	A	1,268,475
43,880	Total New York			45,935,395

	North Carolina – 0.8%

	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
2,195	4.000%, 10/01/19	No Opt. Call	A3	2,220,001
1,745	5.000%, 10/01/23	No Opt. Call	A3	1,964,748

700	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 4.000%, 10/01/19	No Opt. Call	N/R	705,292
4,640	Total North Carolina			4,890,041

	North Dakota – 0.7%

815	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/19	No Opt. Call	A–	831,023

	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A:
575	4.000%, 12/01/19	No Opt. Call	N/R	580,095
630	4.500%, 12/01/20	No Opt. Call	N/R	642,732
585	4.750%, 12/01/21	No Opt. Call	N/R	605,229
1,245	5.000%, 12/01/22	No Opt. Call	N/R	1,311,271
3,850	Total North Dakota			3,970,350

	Ohio – 1.6%

1,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.000%, 11/15/19	No Opt. Call	A–	1,018,420

845	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017, 4.000%, 11/15/22	No Opt. Call	A	909,034

685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	589,100

2,310	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	2,484,752

4,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	4,515,600
8,840	Total Ohio			9,516,906

205

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 0.4%

$1,005	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	A+	$1,043,632

425	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/22	No Opt. Call	Baa3	461,826

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B, 5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,036,320
2,430	Total Oklahoma			2,541,778

	Oregon – 0.4%

2,000	Oregon State Business Development Commission, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	2,174,800

	Pennsylvania – 2.0%

1,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/22	No Opt. Call	A	1,084,610

800	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2018A, 5.000%, 11/15/21	No Opt. Call	AA–	863,592

250	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2019, 5.000%, 9/30/19, 144A	7/19 at 100.00	N/R	250,340

1,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 5.000%, 6/01/22	No Opt. Call	A1	1,095,150

5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,383,217

400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	A	441,268

1,515	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/19	No Opt. Call	A+	1,547,224

635	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 5.000%, 9/01/19	No Opt. Call	AA–	643,915

1,000	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/20	No Opt. Call	BBB–	1,030,440
11,645	Total Pennsylvania			12,339,756

	Rhode Island – 0.4%

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2016B:
675	5.000%, 9/15/19	No Opt. Call	A+	684,875
375	5.000%, 9/15/20	No Opt. Call	A+	392,460

1,525	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/20	No Opt. Call	BBB+	1,575,173
2,575	Total Rhode Island			2,652,508

	South Carolina – 0.5%

2,980	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/22 (AMT)	No Opt. Call	A+	3,271,593

	South Dakota – 0.3%

	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
300	2.650%, 11/01/20	No Opt. Call	BB	301,245
200	3.000%, 11/01/21	No Opt. Call	BB	201,750

206

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota (continued)

$585	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 3.100%, 11/01/22	No Opt. Call	BB	$587,750

485	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/19	No Opt. Call	A+	494,341
1,570	Total South Dakota			1,585,086

	Tennessee – 1.6%

1,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/21	No Opt. Call	A+	1,053,350

2,610	Memphis-Shelby Counties Airport Authority, Tennessee, Airport Revenue Bonds, Refunding Series 2011C, 5.000%, 7/01/19 (AMT)	No Opt. Call	A	2,630,280

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA	1,319,773

4,000	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2019A, 5.000%, 2/01/50 (Mandatory Put 10/01/24)	7/24 at 100.58	Aa2	4,557,040
8,900	Total Tennessee			9,560,443

	Texas – 12.8%

1,150	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/21	No Opt. Call	BBB+	1,215,435

5,720	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, School Building Series 2015, 5.000%, 2/15/20	No Opt. Call	Aaa	5,891,657

1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	1,108,430

2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	2,216,860

2,030	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2018, 5.000%, 8/15/23 (AMT)	No Opt. Call	A+	2,262,902

4,550	Fort Worth Independent School District, Tarrant County, Texas, General Obligation Bonds, Refunding School Building Series 2015, 5.000%, 2/15/23	No Opt. Call	AAA	5,122,390

1,655	Galveston Independent School District, Galveston County, Texas, General Obligation Bonds, Series 2018, 5.000%, 2/01/22	No Opt. Call	Aaa	1,810,090

5,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	5,579,600

3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2010A, 5.000%, 6/01/19	No Opt. Call	A+	3,016,050

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/20	No Opt. Call	A2	1,051,490

2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,403,510

1,700	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series Series 2018A, 5.000%, 7/01/22 (AMT)	No Opt. Call	A1	1,866,345

4,210	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	4,739,239

1,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/19 (AMT)	No Opt. Call	A+	1,008,020

5,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,256,100

207

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$5,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/21	No Opt. Call	AA	$5,321,050

5,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Refunding School Building Series 2015A, 5.250%, 2/15/23	No Opt. Call	AAA	5,679,700

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017:
1,000	5.000%, 11/01/19 (AMT)	No Opt. Call	A1	1,019,200
1,500	5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,575,405

4,480	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2011A, 5.000%, 5/15/20	No Opt. Call	A1	4,645,715

1,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2015, 5.000%, 2/15/21	No Opt. Call	AA+	1,061,400

4,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 1.750%, 5/01/30 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A–	3,966,240

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligation Series 2012, 1.900%, 1/01/26 (Mandatory Put 8/01/19) (AMT)	No Opt. Call	BBB+	2,000,200

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communites Crestview Project, Series 2016:
690	2.000%, 11/15/19	No Opt. Call	BB+	687,841
615	4.000%, 11/15/21	No Opt. Call	BB+	630,916

325	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	325,000

2,000	Texas State University System, Financing Revenue Bonds, Refunding Series 2017A, 5.000%, 3/15/20	No Opt. Call	Aa2	2,065,960

2,500	Texas State, General Obligation Bonds, Public Finance Authority, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AAA	2,627,150

1,000	Travis County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016A, 5.000%, 3/01/21	No Opt. Call	AAA	1,064,990
72,385	Total Texas			77,218,885

	Utah – 1.2%

6,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/23 (AMT)	No Opt. Call	A+	6,754,260

	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies Project, Series 2018:
335	4.000%, 10/15/22	No Opt. Call	AA	356,762
350	4.000%, 10/15/23	No Opt. Call	AA	377,590
6,685	Total Utah			7,488,612

	Virginia – 0.3%

425	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory Put 10/01/19)	No Opt. Call	BBB	423,848

1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory Put 6/01/20)	No Opt. Call	A2	1,159,385
1,585	Total Virginia			1,583,233

208

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 1.7%

	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
$200	3.000%, 12/01/19	No Opt. Call	A1	$201,840
200	4.000%, 12/01/20	No Opt. Call	A1	207,746
225	4.000%, 12/01/21	No Opt. Call	A1	238,140

1,590	Port of Seattle, Washington, General Obligation Bonds, Refunding Series 2011, 5.250%, 12/01/21 (AMT)	6/21 at 100.00	AAA	1,706,388

	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C:
3,500	5.000%, 4/01/19 (AMT)	No Opt. Call	AA–	3,500,000
1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA–	1,062,910
1,000	5.000%, 4/01/24 (AMT)	No Opt. Call	AA–	1,137,690

1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,858,301

500	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.000%, 7/01/19	No Opt. Call	A–	503,965
9,990	Total Washington			10,416,980

	West Virginia – 0.6%

1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A–	996,250

2,710	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A–	2,736,368
3,710	Total West Virginia			3,732,618

	Wisconsin – 2.6%

2,855	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A–	2,844,865

3,000	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2017A-1, 1.950%, 6/01/23 (Mandatory Put 5/01/19) (AMT)	No Opt. Call	A–	3,000,300

3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Series 2018B, 5.000%, 8/15/54 (Mandatory Put 1/25/23)	No Opt. Call	AA	4,022,640

1,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2017, 5.000%, 7/01/21	No Opt. Call	A+	1,120,844

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
150	5.000%, 9/01/19	No Opt. Call	BBB–	151,785
330	5.000%, 9/01/21	No Opt. Call	BBB–	351,034

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2018A:
500	4.000%, 9/15/21	No Opt. Call	BBB–	515,200
500	4.000%, 9/15/22	No Opt. Call	BBB–	520,280
455	4.000%, 9/15/23	No Opt. Call	BBB–	477,313

1,055	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent Corporation Cedar Community, Series 2017, 5.000%, 6/01/22	No Opt. Call	N/R	1,116,559

300	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 4.000%, 5/01/19	No Opt. Call	BBB+	300,435

209

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,260	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2015A, 1.950%, 9/01/19 (AMT)	No Opt. Call	AA	$1,259,622
15,055	Total Wisconsin			15,680,877
$557,414	Total Long-Term Investments (cost $584,614,290)			588,963,996

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.5%

	MUNICIPAL BONDS – 1.5%

	Minnesota – 0.9%

$5,070	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Variable Rate Demand Obligations, Mayo Clinic Series 2008B, 2.100%, 11/15/38 (6)	6/19 at 100.00	VMIG-1	$5,070,000

	Pennsylvania – 0.2%

1,350	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Variable Rate Demand Obligations, Refunding Series 2019A, 1.950%, 4/01/34 (AMT) (Mandatory Put 7/15/19) (6)	No Opt. Call	A-2	1,350,000

	Texas – 0.4%

2,500	Lower Neches Valley Authority, Texas, Industrial Development Corporation Exempt Facilities Revenue Bonds, ExxonMobil Project, Variable Rate Demand Obligations, Refunding Series 2001A, 1.800%, 11/01/29 (6)	6/19 at 100.00	VMIG-1	2,500,000
$8,920	Total Short-Term Investments (cost $8,920,000)			8,920,000
	Total Investments (cost $593,534,290) – 99.2%			597,883,996
	Other Assets Less Liabilities – 0.8%			4,921,050
	Net Assets – 100%			$602,805,046

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(6)

Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

210

Statement of Assets and Liabilities

March 31, 2019

	All-American	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $3,848,020,028, $6,299,991,612, $5,080,604,924 and $584,614,290, respectively)	$4,081,152,440	$6,550,754,524	$5,163,828,539	$588,963,996
Short-term investments, at value (cost approximates value)	—	148,345,000	55,565,000	8,920,000
Cash	129,391	29,695,779	4,610,810	803,460
Cash collateral at broker for investments in futures contracts(1)	318,997	—	—	—
Receivable for:
Interest	56,019,254	79,074,805	58,490,879	7,260,306
Investments sold	20,210,366	122,575,713	95,129,153	—
Variation margin on futures contracts	75,938	—	—	—
Shares sold	19,056,824	22,667,633	22,323,780	3,109,725
Other assets	502,306	716,268	495,554	78,201
Total assets	4,177,465,516	6,953,829,722	5,400,443,715	609,135,688
Liabilities
Borrowings	23,800,000	—	—	—
Floating rate obligations	65,870,000	—	—	—
Payable for:
Dividends	2,905,530	6,133,929	2,861,173	331,701
Investments purchased	2,980,000	104,371,983	79,772,437	4,853,335
Shares redeemed	5,900,904	6,082,702	8,124,559	641,393
Accrued expenses:
Management fees	1,370,941	2,235,894	1,545,640	211,427
Directors/Trustees fees	401,722	658,980	403,212	39,146
12b-1 distribution and service fees	510,480	168,519	334,346	35,491
Other	790,944	1,396,396	1,085,022	218,149
Total liabilities	104,530,521	121,048,403	94,126,389	6,330,642
Net assets	$4,072,934,995	$6,832,781,319	$5,306,317,326	$602,805,046
Class A Shares
Net assets	$1,554,833,468	$603,262,375	$1,015,539,885	$156,525,537
Shares outstanding	134,033,798	64,965,917	91,638,186	15,519,987
Net asset value (“NAV”) per share	$11.60	$9.29	$11.08	$10.09
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$12.11	$9.58	$11.36	$10.35
Class C Shares
Net assets	$195,053,096	$48,181,853	$83,991,118	$6,879,208
Shares outstanding	16,816,085	5,188,322	7,607,032	683,787
NAV and offering price per share	$11.60	$9.29	$11.04	$10.06
Class C2 Shares
Net assets	$142,450,495	$43,300,200	$192,173,742	$6,146,824
Shares outstanding	12,274,186	4,658,652	17,380,464	609,971
NAV and offering price per share	$11.61	$9.29	$11.06	$10.08
Class R6 Shares
Net assets	$12,468,698	$—	$—	$—
Shares outstanding	1,069,444	—	—	—
NAV and offering price per share	$11.66	$—	$—	$—
Class I Shares
Net assets	$2,168,129,238	$6,138,036,891	$4,014,612,581	$433,253,477
Shares outstanding	186,113,222	659,139,542	363,560,459	42,911,642
NAV and offering price per share	$11.65	$9.31	$11.04	$10.10
Net assets consist of:
Capital paid-in	$3,910,559,215	$6,582,260,779	$5,227,336,079	$597,946,296
Total distributable earnings	162,375,780	250,520,540	78,981,247	4,858,750
Net assets	$4,072,934,995	$6,832,781,319	$5,306,317,326	$602,805,046
Authorized shares – per class	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.001	$0.01	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

211

Statement of Operations

Year Ended March 31, 2019

	All-American	Intermediate Duration	Limited Term	Short Term

Investment Income	$167,130,838	$211,125,279	$130,345,503	$12,532,367

Expenses

Management fees	15,481,687	23,713,316	16,890,840	2,384,384

12b-1 service fees – Class A Shares	2,800,022	1,107,300	1,989,542	312,981

12b-1 distribution and service fees – Class C Shares	1,869,767	457,405	875,171	74,513

12b-1 distribution and service fees – Class C2 Shares	1,274,893	394,612	1,288,919	39,298

Shareholder servicing agent fees	1,601,404	2,668,194	2,149,386	215,219

Interest expense	1,488,962	122,671	188,742	4,353

Custodian fees	450,912	622,039	516,877	171,406

Directors/Trustees fees	119,577	187,828	152,524	18,099

Professional fees	143,451	189,956	150,793	60,387

Shareholder reporting expenses	227,060	379,593	259,116	42,316

Federal and state registration fees	251,358	319,993	254,149	86,697

Other	72,580	81,827	101,430	12,264

Total expenses	25,781,673	30,244,734	24,817,489	3,421,917

Net investment income (loss)	141,349,165	180,880,545	105,528,014	9,110,450

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from investments:

Investments	(19,913,373)	(2,783,240)	(5,286,979)	(621,363)

Futures contracts	(628,556)	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments	73,406,492	148,914,560	114,801,312	6,538,588

Futures contracts	(445,938)	—	—	—

Net realized and unrealized gain (loss)	52,418,625	146,131,320	109,514,333	5,917,225

Net increase (decrease) in net assets from operations	$193,767,790	$327,011,865	$215,042,347	$15,027,675

See accompanying notes to financial statements.

212

Statement of Changes in Net Assets

	All-American		Intermediate Duration
	Year Ended 3/31/19	Year Ended(1) 3/31/18	Year Ended 3/31/19	Year Ended(1) 3/31/18

Operations

Net investment income (loss)	$141,349,165	$130,680,932	$180,880,545	$162,321,897

Net realized gain (loss) from:

Investments	(19,913,373)	1,291,351	(2,783,240)	(3,256,612)

Futures contracts	(628,556)	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments	73,406,492	18,862,245	148,914,560	20,623,966

Futures contracts	(445,938)	—	—	—

Net increase (decrease) in net assets from operations	193,767,790	150,834,528	327,011,865	179,689,251

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(50,446,500)	(46,678,566)	(15,325,260)	(14,696,918)

Class C Shares	(5,261,379)	(5,114,685)	(904,219)	(921,534)

Class C2 Shares	(5,152,395)	(7,412,748)	(1,176,490)	(1,645,382)

Class R6 Shares	(253,090)	(255,706)	—	—

Class I Shares	(77,130,331)	(70,764,942)	(157,314,478)	(136,436,175)

Decrease in net assets from distributions to shareholders	(138,243,695)	(130,226,647)	(174,720,447)	(153,700,009)

Fund Share Transactions

Proceeds from sale of shares	1,336,662,890	1,152,666,575	2,686,032,240	1,483,854,339

Proceeds from shares issued to shareholders due to reinvestment of distributions	102,559,302	95,354,742	110,724,041	102,179,361

	1,439,222,192	1,248,021,317	2,796,756,281	1,586,033,700

Cost of shares redeemed	(1,136,957,452)	(778,798,185)	(1,537,445,232)	(1,313,020,387)

Net increase (decrease) in net assets from Fund share transactions	302,264,740	469,223,132	1,259,311,049	273,013,313

Net increase (decrease) in net assets	357,788,835	489,831,013	1,411,602,467	299,002,555

Net assets at the beginning of period	3,715,146,160	3,225,315,147	5,421,178,852	5,122,176,297

Net assets at the end of period	$4,072,934,995	$3,715,146,160	$6,832,781,319	$5,421,178,852

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

213

	Limited Term		Short Term
	Year Ended 3/31/19	Year Ended(1) 3/31/18	Year Ended 3/31/19	Year Ended(1) 3/31/18

Operations

Net investment income (loss)	$105,528,014	$92,630,501	$9,110,450	$7,419,587

Net realized gain (loss) from:

Investments	(5,286,979)	(3,916,685)	(621,363)	(96,922)

Futures contracts	—	—	—	—

Change in net unrealized appreciation (depreciation) of:

Investments	114,801,312	(23,367,486)	6,538,588	(3,639,418)

Futures contracts	—	—	—	—

Net increase (decrease) in net assets from operations	215,042,347	65,346,330	15,027,675	3,683,247

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(18,889,874)	(19,423,552)	(2,046,710)	(1,780,950)

Class C Shares	(941,916)	(1,015,265)	(38,677)	(21,260)

Class C2 Shares	(3,531,968)	(4,704,682)	(66,263)	(69,592)

Class R6 Shares	—	—	—	—

Class I Shares	(73,007,938)	(61,060,952)	(6,151,997)	(4,920,453)

Decrease in net assets from distributions to shareholders	(96,371,696)	(86,204,451)	(8,303,647)	(6,792,255)

Fund Share Transactions

Proceeds from sale of shares	2,340,031,019	1,606,943,339	307,629,211	205,091,091

Proceeds from shares issued to shareholders due to reinvestment of distributions	67,418,763	62,665,786	4,898,889	3,757,905

	2,407,449,782	1,669,609,125	312,528,100	208,848,996

Cost of shares redeemed	(1,829,618,621)	(1,641,262,696)	(303,905,079)	(258,058,494)

Net increase (decrease) in net assets from Fund share transactions	577,831,161	28,346,429	8,623,021	(49,209,498)

Net increase (decrease) in net assets	696,501,812	7,488,308	15,347,049	(52,318,506)

Net assets at the beginning of period	4,609,815,514	4,602,327,206	587,457,997	639,776,503

Net assets at the end of period	$5,306,317,326	$4,609,815,514	$602,805,046	$587,457,997

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

214

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215

Financial Highlights

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (10/88)

Year Ended 3/31:

2019	$11.44	$0.42	$0.15	$0.57	$(0.41)	$—	$(0.41)	$11.60

2018	11.34	0.43	0.10	0.53	(0.43)	—	(0.43)	11.44

2017(h)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34

Year Ended 4/30:

2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80

2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57

2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23

Class C (2/14)

Year Ended 3/31:

2019	11.44	0.33	0.15	0.48	(0.32)	—	(0.32)	11.60

2018	11.35	0.33	0.10	0.43	(0.34)	—	(0.34)	11.44

2017(h)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35

Year Ended 4/30:

2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80

2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58

2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24

Class C2 (6/93)(f)

Year Ended 3/31:

2019	11.44	0.36	0.15	0.51	(0.34)	—	(0.34)	11.61

2018	11.35	0.36	0.09	0.45	(0.36)	—	(0.36)	11.44

2017(h)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35

Year Ended 4/30:

2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80

2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58

2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24

Class R6 (6/16)

Year Ended 3/31:

2019	11.49	0.45	0.15	0.60	(0.43)	—	(0.43)	11.66

2018	11.39	0.46	0.09	0.55	(0.45)	—	(0.45)	11.49

2017(g)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39

Class I (2/97)

Year Ended 3/31:

2019	11.49	0.44	0.15	0.59	(0.43)	—	(0.43)	11.65

2018	11.39	0.45	0.10	0.55	(0.45)	—	(0.45)	11.49

2017(h)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39

Year Ended 4/30:

2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85

2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62

2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28

216

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.11%	$1,554,833	0.73%		0.69%		3.68%		29%

4.66	1,325,011	0.72		0.69		3.69		14

(0.66)	1,136,311	0.73	*	0.70	*	3.66	*	24

5.85	1,170,705	0.70		0.70		3.68		13

7.38	989,477	0.71		0.71		4.01		18

(0.42)	907,137	0.72		0.72		4.46		13

4.29	195,053	1.53		1.49		2.88		29

3.76	186,999	1.52		1.49		2.89		14

(1.38)	163,496	1.52	*	1.49	*	2.87	*	24

5.04	116,024	1.50		1.50		2.86		13

6.54	48,472	1.51		1.51		3.09		18

3.06	4,923	1.50	*	1.50	*	3.39	*	13

4.60	142,450	1.28		1.24		3.12		29

3.98	217,048	1.27		1.24		3.15		14

(1.07)	264,617	1.28	*	1.25	*	3.11	*	24

5.22	308,100	1.25		1.25		3.13		13

6.82	328,649	1.26		1.26		3.47		18

(0.90)	353,220	1.27		1.27		3.91		13

5.40	12,469	0.49		0.45		3.90		29

4.86	6,725	0.48		0.45		3.94		14

(3.04)	6,674	0.49	*	0.46	*	3.95	*	24

5.31	2,168,129	0.53		0.49		3.88		29

4.86	1,979,364	0.52		0.49		3.89		14

(0.47)	1,654,217	0.53	*	0.50	*	3.86	*	24

6.05	1,417,738	0.50		0.50		3.88		13

7.57	1,134,001	0.51		0.51		4.21		18

(0.14)	962,101	0.52		0.52		4.66		13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

217

Financial Highlights (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (6/95)

Year Ended 3/31:

2019	$9.07	$0.26	$0.21	$0.47	$(0.25)	$—	$(0.25)	$9.29

2018	9.03	0.27	0.02	0.29	(0.25)	—	(0.25)	9.07

2017(h)	9.40	0.23	(0.36)	(0.13)	(0.23)	(0.01)	(0.24)	9.03

Year Ended 4/30:

2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40

2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22

2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13

Class C (2/14)

Year Ended 3/31:

2019	9.08	0.19	0.20	0.39	(0.18)	—	(0.18)	9.29

2018	9.03	0.19	0.04	0.23	(0.18)	—	(0.18)	9.08

2017(h)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03

Year Ended 4/30:

2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40

2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23

2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14

Class C2 (6/95)(g)

Year Ended 3/31:

2019	9.09	0.21	0.19	0.40	(0.20)	—	(0.20)	9.29

2018	9.04	0.22	0.04	0.26	(0.21)	—	(0.21)	9.09

2017(h)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04

Year Ended 4/30:

2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41

2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24

2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15

Class I (11/76)

Year Ended 3/31:

2019	9.10	0.28	0.20	0.48	(0.27)	—	(0.27)	9.31

2018	9.05	0.29	0.03	0.32	(0.27)	—	(0.27)	9.10

2017(h)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05

Year Ended 4/30:

2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42

2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25

2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16

218

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.29%	$603,262	0.67%		0.67%		2.86%		15%

3.25	525,754	0.68		0.68		2.90		18

(1.40)	505,589	0.69	*	0.69	*	2.70	*	24

4.83	1,076,822	0.68		0.68		2.77		18

3.95	773,091	0.70		0.70		2.86		19

0.39	876,456	0.70		0.70		3.20		17

4.35	48,182	1.47		1.47		2.06		15

2.56	46,897	1.48		1.48		2.11		18

(2.10)	45,483	1.49	*	1.49	*	1.91	*	24

3.91	35,070	1.48		1.48		1.99		18

3.14	17,706	1.50		1.50		2.03		19

1.49	2,412	1.49	*	1.49	*	2.17	*	17

4.51	43,300	1.22		1.22		2.31		15

2.82	66,052	1.23		1.23		2.36		18

(1.86)	85,193	1.24	*	1.24	*	2.16	*	24

4.17	101,168	1.24		1.24		2.28		18

3.40	112,700	1.25		1.25		2.32		19

(0.25)	126,951	1.25		1.25		2.65		17

5.37	6,138,037	0.47		0.47		3.06		15

3.56	4,782,475	0.48		0.48		3.11		18

(1.22)	4,485,912	0.49	*	0.49	*	2.91	*	24

4.91	3,979,824	0.49		0.49		3.02		18

4.14	3,574,561	0.50		0.50		3.07		19

0.59	3,210,180	0.50		0.50		3.40		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.

(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

219

Financial Highlights (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (10/87)

Year Ended 3/31:

2019	$10.83	$0.23	$0.23	$0.46	$(0.21)	$—	$(0.21)	$11.08

2018	10.88	0.21	(0.06)	0.15	(0.20)	—	(0.20)	10.83

2017(h)	11.17	0.17	(0.28)	(0.11)	(0.18)	—	(0.18)	10.88

Year Ended 4/30:

2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17

2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10

2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12

Class C (2/14)

Year Ended 3/31:

2019	10.78	0.14	0.24	0.38	(0.12)	—	(0.12)	11.04

2018	10.83	0.12	(0.06)	0.06	(0.11)	—	(0.11)	10.78

2017(h)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.83

Year Ended 4/30:

2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12

2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06

2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08

Class C2 (12/95)(g)

Year Ended 3/31:

2019	10.80	0.19	0.24	0.43	(0.17)	—	(0.17)	11.06

2018	10.85	0.17	(0.06)	0.11	(0.16)	—	(0.16)	10.80

2017(h)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.14)	10.85

Year Ended 4/30:

2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13

2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06

2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08

Class I (2/97)

Year Ended 3/31:

2019	10.79	0.25	0.23	0.48	(0.23)	—	(0.23)	11.04

2018	10.83	0.23	(0.05)	0.18	(0.22)	—	(0.22)	10.79

2017(h)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)	10.83

Year Ended 4/30:

2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12

2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05

2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06

220

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

4.27%	$1,015,540	0.63%		0.63%		2.07%		0.63%		0.63%		2.07%		27%

1.36	998,226	0.62		0.62		1.92		0.62		0.62		1.92		21

(0.99)	1,094,434	0.63	*	0.63	*	1.72	*	0.63	*	0.63	*	1.72	*	26

2.50	1,208,642	0.63		0.63		1.84		0.63		0.63		1.84		20

1.72	1,168,646	0.64		0.64		1.89		0.64		0.64		1.89		20

0.55	1,279,131	0.65		0.65		1.99		0.65		0.65		1.99		20

3.52	83,991	1.43		1.43		1.27		1.43		1.43		1.27		27

0.53	93,327	1.42		1.42		1.12		1.42		1.42		1.12		21

(1.74)	112,035	1.43	*	1.43	*	0.92	*	1.43	*	1.43	*	0.92	*	26

1.71	90,330	1.43		1.43		1.04		1.36		1.36		1.11		20

1.18	51,973	1.43		1.43		1.07		1.18		1.18		1.32		20

0.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

3.97	192,174	0.98		0.98		1.71		0.98		0.98		1.71		27

0.97	292,436	0.97		0.97		1.57		0.97		0.97		1.57		21

(1.25)	383,282	0.98	*	0.98	*	1.37	*	0.98	*	0.98	*	1.37	*	26

2.12	461,558	0.98		0.98		1.50		0.98		0.98		1.50		20

1.34	528,287	0.99		0.99		1.54		0.99		0.99		1.54		20

0.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20

4.46	4,014,613	0.43		0.43		2.27		0.43		0.43		2.27		27

1.62	3,225,826	0.42		0.42		2.12		0.42		0.42		2.12		21

(0.85)	3,012,577	0.43	*	0.43	*	1.92	*	0.43	*	0.43	*	1.92	*	26

2.68	2,744,568	0.43		0.43		2.04		0.43		0.43		2.04		20

1.99	2,221,891	0.44		0.44		2.09		0.44		0.44		2.09		20

0.72	1,781,216	0.45		0.45		2.19		0.45		0.45		2.19		20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.

(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

221

Financial Highlights (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (10/02)

Year Ended 3/31:

2019	$9.98	$0.14		$0.10	$0.24	$(0.13)	$—	$(0.13)	$10.09

2018	10.04	0.11		(0.07)	0.04	(0.10)	—	(0.10)	9.98

2017(g)	10.12	0.09		(0.08)	0.01	(0.09)	—	(0.09)	10.04

Year Ended 4/30:

2016	10.11	0.10		— **	0.10	(0.09)	—	(0.09)	10.12

2015	10.15	0.10		(0.04)	0.06	(0.10)	—	(0.10)	10.11

2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15

Class C (2/14)

Year Ended 3/31:

2019	9.96	0.06		0.09	0.15	(0.05)	—	(0.05)	10.06

2018	10.02	0.03		(0.07)	(0.04)	(0.02)	—	(0.02)	9.96

2017(g)	10.11	0.02		(0.09)	(0.07)	(0.02)	—	(0.02)	10.02

Year Ended 4/30:

2016	10.10	0.03		0.01	0.04	(0.03)	—	(0.03)	10.11

2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10

2014(e)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14

Class C2 (8/11)(f)

Year Ended 3/31:

2019	9.97	0.11		0.09	0.20	(0.09)	—	(0.09)	10.08

2018	10.03	0.07		(0.06)	0.01	(0.07)	—	(0.07)	9.97

2017(g)	10.11	0.06		(0.08)	(0.02)	(0.06)	—	(0.06)	10.03

Year Ended 4/30:

2016	10.10	0.06		0.01	0.07	(0.06)	—	(0.06)	10.11

2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10

2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14

Class I (10/02)

Year Ended 3/31:

2019	9.99	0.16		0.10	0.26	(0.15)	—	(0.15)	10.10

2018	10.04	0.13		(0.06)	0.07	(0.12)	—	(0.12)	9.99

2017(g)	10.13	0.11		(0.10)	0.01	(0.10)	—	(0.10)	10.04

Year Ended 4/30:

2016	10.11	0.12		0.01	0.13	(0.11)	—	(0.11)	10.13

2015	10.15	0.12		(0.04)	0.08	(0.12)	—	(0.12)	10.11

2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15

222

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.42%	$156,526	0.72%		1.44%		0.72%		1.44%		45%

0.41	168,828	0.72		1.09		0.72		1.09		28

0.08	187,573	0.71	*	0.97	*	0.71	*	0.97	*	44

1.01	174,484	0.71		0.97		0.71		0.97		24

0.57	184,317	0.71		0.97		0.71		0.97		36

0.74	201,145	0.71		1.16		0.71		1.16		35

1.53	6,879	1.52		0.64		1.52		0.64		45

(0.37)	8,193	1.52		0.29		1.52		0.29		28

(0.73)	10,069	1.51	*	0.17	*	1.51	*	0.17	*	44

0.41	6,971	1.51		0.17		1.38		0.30		24

0.22	4,615	1.50		0.16		1.05		0.61		36

0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

2.05	6,147	1.06		1.07		1.06		1.07		45

0.05	9,384	1.07		0.74		1.07		0.74		28

(0.25)	12,097	1.06	*	0.62	*	1.06	*	0.62	*	44

0.65	13,325	1.06		0.62		1.06		0.62		24

0.22	16,524	1.06		0.63		1.06		0.63		36

0.48	28,134	1.06		0.82		1.06		0.82		35

2.62	433,253	0.52		1.64		0.52		1.64		45

0.69	401,052	0.51		1.29		0.51		1.29		28

0.14	430,038	0.51	*	1.17	*	0.51	*	1.17	*	44

1.29	454,620	0.51		1.16		0.51		1.16		24

0.75	515,315	0.50		1.17		0.50		1.17		36

0.92	497,363	0.51		1.37		0.51		1.37		35

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

223

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is March 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All-American	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$2,980,000	$56,285,574	$59,737,437	$500,000

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment Income, is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

224

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months (twelve months for shares of Short Term) of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

225

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$4,080,462,815	$—		$4,080,462,815
Corporate Bonds	—	—	689,625	***	689,625
Investments in Derivatives
Futures Contracts**	(445,938)	—	—		(445,938)
Total	$(445,938)	$4,080,462,815	$689,625		$4,080,706,502

226

Intermediate Duration	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$6,550,593,054	$—		$6,550,593,054
Corporate Bonds	—	—	161,470	***	161,470
Short-Term Investments*:
Municipal Bonds	—	148,345,000	—		148,345,000
Total	$—	$6,698,938,054	$161,470		$6,699,099,524

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$5,163,728,959	$—		$5,163,728,959
Corporate Bonds	—	—	99,580	***	99,580
Short-Term Investments*:
Municipal Bonds	—	55,565,000	—		55,565,000
Total	$—	$5,219,293,959	$99,580		$5,219,393,539

Short Term
Long-Term Investments*:
Municipal Bonds	$—	$588,963,996	$—		$588,963,996
Short-Term Investments*:
Municipal Bonds	—	8,920,000	—		8,920,000
Total	$—	$597,883,996	$—		$597,883,996
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

227

Notes to Financial Statements (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	All-American	Intermediate Duration
Floating rate obligations: self-deposited Inverse Floaters	$65,870,000	$—
Floating rate obligations: externally-deposited Inverse Floaters	57,025,000	12,490,000
Total	$122,895,000	$12,490,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	All-American
Average floating rate obligations outstanding	$65,870,000
Average annual interest rate and fees	2.07%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

228

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations-Recourse Trusts	All-American	Intermediate Duration
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$65,870,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	26,525,000	12,490,000
Total	$92,395,000	$12,490,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which certain Funds may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, All-American used U.S. Treasury futures to manage portfolio duration by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

All-American
Average notional amount of futures contracts outstanding*	$19,808,395
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

		Location on the Statement of Assets and Liabilities
		Asset Derivative		(Liability) Derivative
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
All-American
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	$(445,938)	—	$—
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

229

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
All-American	Interest Rate	Futures Contracts	$(628,556)	$(445,938)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 3/31/19		Year Ended 3/31/18
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	44,885,366	$510,454,387	37,019,397	$428,622,217
Class A – automatic conversion of Class C2 Shares	369,166	4,226,950	—	—
Class C	4,082,141	46,333,449	4,865,658	56,353,003
Class C2	274,332	3,111,090	263,858	3,050,791
Class R6	610,541	6,998,807	67,767	786,901
Class I	67,092,270	765,538,207	57,132,588	663,853,663
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,766,619	42,860,757	3,401,312	39,300,230
Class C	387,058	4,403,986	375,056	4,333,762
Class C2	351,352	4,000,384	497,955	5,755,245
Class R6	21,075	241,184	19,524	226,550
Class I	4,468,238	51,052,991	3,942,440	45,738,955
	126,308,158	1,439,222,192	107,585,555	1,248,021,317
Shares redeemed:
Class A	(30,801,045)	(349,410,608)	(24,768,984)	(286,496,721)
Class C	(3,998,324)	(45,381,644)	(3,304,098)	(38,176,702)
Class C2	(6,949,555)	(79,294,817)	(5,118,879)	(59,115,147)
Class C2 – automatic conversion to Class A Shares	(368,844)	(4,226,950)	—	—
Class R6	(147,294)	(1,682,675)	(88,033)	(1,028,505)
Class I	(57,735,354)	(656,960,758)	(34,004,158)	(393,981,110)
	(100,000,416)	(1,136,957,452)	(67,284,152)	(778,798,185)
Net increase (decrease)	26,307,742	$302,264,740	40,301,403	$469,223,132

230

	Year Ended 3/31/19		Year Ended 3/31/18
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,354,573	$185,136,034	17,272,703	$158,825,881
Class A – automatic conversion of Class C2 Shares	122,797	1,121,138	—	—
Class C	1,484,544	13,509,150	1,354,974	12,458,508
Class C2	93,556	849,989	74,153	682,342
Class I	272,722,979	2,485,415,929	142,614,038	1,311,887,608
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,449,600	13,210,677	1,376,348	12,632,323
Class C	85,424	778,462	86,752	796,236
Class C2	98,697	899,888	136,197	1,251,527
Class I	10,487,256	95,835,014	9,510,022	87,499,275
	306,899,426	2,796,756,281	172,425,187	1,586,033,700
Shares redeemed:
Class A	(14,898,708)	(135,493,790)	(16,711,540)	(153,692,907)
Class C	(1,548,756)	(14,072,502)	(1,310,640)	(12,031,662)
Class C2	(2,681,340)	(24,445,304)	(2,363,411)	(21,715,833)
Class C2 – automatic conversion to Class A Shares	(122,663)	(1,121,138)	—	—
Class I	(149,655,811)	(1,362,312,498)	(122,103,858)	(1,125,579,985)
	(168,907,278)	(1,537,445,232)	(142,489,449)	(1,313,020,387)
Net increase (decrease)	137,992,148	$1,259,311,049	29,935,738	$273,013,313

	Year Ended 3/31/19		Year Ended 3/31/18
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,184,682	$318,224,542	23,800,621	$260,779,546
Class A – automatic conversion of Class C2 Shares	196,511	2,140,101	—	—
Class C	2,039,063	22,105,146	1,625,162	17,719,092
Class C2	136,046	1,478,708	208,515	2,272,523
Class I	183,860,174	1,996,082,522	121,658,407	1,326,172,178
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,478,557	16,130,854	1,484,329	16,250,187
Class C	73,469	798,511	78,676	857,987
Class C2	255,740	2,781,883	339,952	3,711,728
Class I	4,388,095	47,707,515	3,838,044	41,845,884
	221,612,337	2,407,449,782	153,033,706	1,669,609,125
Shares redeemed:
Class A	(31,421,757)	(342,314,498)	(33,701,300)	(368,920,362)
Class C	(3,159,190)	(34,322,053)	(3,392,100)	(37,019,851)
Class C2	(9,894,171)	(107,597,791)	(8,805,976)	(96,323,551)
Class C2 – automatic conversion to Class A Shares	(197,052)	(2,140,101)	—	—
Class I	(123,784,656)	(1,343,244,178)	(104,505,813)	(1,138,998,932)
	(168,456,826)	(1,829,618,621)	(150,405,189)	(1,641,262,696)
Net increase (decrease)	53,155,511	$577,831,161	2,628,517	$28,346,429

231

Notes to Financial Statements (continued)

	Year Ended 3/31/19		Year Ended 3/31/18
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,664,657	$86,445,049	6,362,810	$63,817,044
Class A – automatic conversion of Class C2 Shares	6,129	61,289	—	—
Class C	462,792	4,602,316	269,215	2,698,720
Class C2	27,088	269,876	141,314	1,412,183
Class I	21,616,358	216,250,681	13,648,333	137,163,144
Shares issued to shareholders due to reinvestment of distributions:
Class A	172,029	1,720,393	154,387	1,549,712
Class C	3,380	33,726	1,808	18,105
Class C2	6,475	64,673	6,829	68,475
Class I	307,594	3,080,097	211,215	2,121,613
	31,266,502	312,528,100	20,795,911	208,848,996
Shares redeemed:
Class A	(10,239,513)	(102,425,941)	(8,289,878)	(83,240,102)
Class C	(605,187)	(6,037,377)	(453,547)	(4,546,073)
Class C2	(358,632)	(3,581,329)	(413,484)	(4,141,821)
Class C2 – automatic conversion to Class A Shares	(6,135)	(61,289)	—	—
Class I	(19,157,751)	(191,799,143)	(16,529,834)	(166,130,498)
	(30,367,218)	(303,905,079)	(25,686,743)	(258,058,494)
Net increase (decrease)	899,284	$8,623,021	(4,890,832)	$(49,209,498)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Purchases	$1,442,679,022	$2,155,406,436	$2,056,931,954	$366,257,683
Sales and maturities	1,119,400,168	900,088,514	1,294,598,685	259,594,184

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

232

	All- American	Intermediate Duration	Limited Term	Short Term
Tax cost of investments	$3,778,338,085	$6,440,330,771	$5,129,552,520	$593,420,673
Gross unrealized:
Appreciation	242,812,744	268,528,439	103,518,892	5,240,377
Depreciation	(5,868,937)	(9,759,686)	(13,677,873)	(777,054)
Net unrealized appreciation (depreciation) of investments	$236,943,807	$258,768,753	$89,841,019	$4,463,323

All- American
Tax cost of futures contracts	$(445,938)
Net unrealized appreciation (depreciation) of futures contracts	$—

Permanent differences, primarily due to federal taxes paid, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2019, the Funds’ tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2019, the Funds’ tax year end, were as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$14,723,072	$28,811,589	$20,097,766	$2,629,170
Undistributed net ordinary income[2]	173,795	204,558	39,163	1,204
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2019 through March 31, 2019, and paid on April 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2019 and March 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	All- American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income[3]	$137,201,532	$170,967,589	$94,254,092	$8,133,742
Distributions from net ordinary income[2]	895,949	688,743	441,733	—
Distributions from net long-term capital gains	—	—	—	—

2018	All- American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$127,290,281	$152,487,270	$85,078,646	$6,692,486
Distributions from net ordinary income[2]	1,159,105	627,119	803,097	46,741
Distributions from net long-term capital gains	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during fiscal year ended March 31, 2019, as Exempt Interest Dividends.

As of March 31, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	All- American	Intermediate Duration	Limited Term	Short Term
Not subject to expiration:
Short-term	$57,655,958	$12,385,181	$7,579,572	$248,748
Long-term	20,089,172	8,731,861	14,426,189	1,167,863
Total	$77,745,130	$21,117,042	$22,005,761	$1,416,611

As of March 31, 2019, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	All- American	Limited Term
Expired capital loss carryforwards	$881,168	$1,598,268

233

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	All- American	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1375	0.1375

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2019, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
All-American	0.1628%
Intermediate Duration	0.1628
Limited Term	0.1588
Short Term	0.1781

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring July 31, 2020, may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

234

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	All- American	Short Term
Purchases	$10,210,102	$1,115,480
Sales	10,238,865	—

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$3,434,188	$1,082,644	$798,953	$130,341
Paid to financial intermediaries (Unaudited)	3,308,050	1,050,199	773,565	127,489

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$2,832,337	$1,025,307	$765,694	$123,434

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$417,228	$87,471	$118,758	$9,573

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$184,472	$40,465	$136,318	$33,140

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

235

Notes to Financial Statements (continued)

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Maximum Outstanding Balance	$33,900,000	$41,200,000	$63,700,000	$5,800,000

During each Fund’s utilization periods, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	All- American	Intermediate Duration	Limited Term	Short Term
Average daily balance outstanding	$17,873,170	$19,305,555	$19,566,183	$5,800,000
Average annual interest rate	3.32%	3.13%	3.02%	2.98%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of March 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	All- American	Intermediate Duration	Limited Term	Short Term
UNII at the end of the period	$4,174,189	$16,442,193	$9,527,794	$1,118,853

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

236

Additional Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53212

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

237

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Industrial Development Revenue Bond (IDR) – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

238

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

239

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees or Directors, as applicable (each, a “Board,” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each of its respective Fund(s), the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

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In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark in such periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods. Although the Fund’s performance was below its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period and second quartile in the three- and five-year periods. Although the Fund’s performance was below its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one- and three-year periods and first quartile in the five-year period. Although the Fund’s performance was below its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

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The Independent Board Members noted that: (a) the Short Term Fund had a net management fee slightly higher than its Peer Group average, but a net expense ratio in line with its Peer Group average; (b) the All-American Fund had a net management fee and a net expense ratio below its Peer Group averages; and (c) the Limited Term Fund and the Intermediate Duration Fund each had a net management fee in line with its respective Peer Group average, but a net expense ratio below its respective Peer Group average.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for the Intermediate Duration Fund, its permanent expense cap) which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	168
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	168
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	168

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	168
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	168
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	168
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	168
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	168

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.

247

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

248

Notes

249

Notes

250

Notes

251

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-NAT-0319D 838669-INV-Y-05/20

Mutual Funds

31 March

2019

Nuveen Municipal

Bond Funds

Fund Name	Class A	Class C	Class C2	Class I
Nuveen Inflation Protected Municipal Bond Fund	NITAX	NAADX	NIPCX	NIPIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/client-access

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

3

Chairman’s Letter to Shareholders

Dear Shareholders,

Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while at the same time, the U.S. Federal Reserve (Fed) had planned to continue raising interest rates into 2019.

As the new year began, economic data have remained a mixed bag, and first quarter 2019 corporate earnings reports have included both high-profile disappointments and positive surprises, although expectations were lower heading into the quarter. Market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. In fact, neither central bank currently expects to raise their respective interest rates during 2019. While the U.S. and China initially appeared to be making progress on trade talks, negotiations have stalled more recently. While these events did reduce some of the markets’ uncertainty, downside risks still exist.

Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

May 24, 2019

4

Portfolio Managers’ Comments

Nuveen Inflation Protected Municipal Bond Fund

This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, and Douglas M. Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011.

After the close of business on June 21, 2019, (subsequent to the close of this reporting period), the Nuveen Inflation Protected Municipal Bond Fund will be liquidated, at which time shareholders will receive the proceeds of the liquidation.

Here the portfolio managers discuss economic and market conditions, key investment strategies, and the Fund’s performance for the twelve-month reporting period ended March 31, 2019.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2019?

The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.2%, according to the Bureau of Economic Analysis “advance” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in March 2019 from 4.0% in March 2018 and job gains averaged around 211,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in March 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended March 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the pace of price increases has slowed as mortgage rates drifted higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.0% year-over-year in February 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.0%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

5

Portfolio Managers’ Comments (continued)

As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. As expected, the Fed held rates steady at its January 2019 committee meeting. At its March 2019 meeting, the Fed’s forecast showed that additional rate hikes in 2019 were unlikely, and Chairman Powell indicated that the Fed’s next move could be either a rate cut or a rate hike. The Fed again kept rates unchanged, as expected, and announced it will discontinue rolling assets off its balance sheet sooner than expected.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China settled on a 90-day trade truce, and after the countries resumed trade talks in early 2019, President Trump said he would not increase the tariffs in March 2019 as planned. Brexit negotiations continued to be uncertain, as a deal was not passed in time for the original March 29, 2019 deadline. Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament, compelling the European Union to agree to an October 31, 2019 delay. Europe also contended with Italy’s new euroskeptic coalition government, the “yellow vest” protests in France, immigration policy concerns and political risk in Turkey. The Trump administration issued sanctions on Russian oligarchs and companies in April 2018 (and later eased some of the restrictions) and on Iran in November 2018 after withdrawing from the 2015 nuclear agreement. After topping a four-year high in October 2018, oil prices fell sharply through December 2018 on concerns of a global supply glut due to weaker global growth and the temporary exemptions from the Iranian oil ban granted to several countries. However, oil prices recovered much of those losses over the early months of 2019 as supply conditions looked tighter than expected. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S. and North Korea held denuclearization summits in June 2018 and February 2019 without securing an agreement. In late December 2018, the U.S. government entered a 35-day partial shutdown due to an impasse on border security funding but averted a second shutdown after the government passed a funding bill in February 2019.

Municipal bonds delivered positive performance in this reporting period. Interest rates were rising through much of the reporting period, as a strong economic backdrop kept the Fed on its course of monetary tightening. The 10-year U.S. Treasury yield peaked at 3.24% in November 2018. However, in December 2018, market volatility spiked as uncertain trade policy, Brexit negotiations, and weak macro data in Europe and China weighed on the U.S. growth outlook. Equities and riskier segments of the bond market sold off sharply in the fourth quarter of 2018. After the Fed’s December meeting, investor expectations for a pause in rate increases drove repricing in the markets, pressuring long-term interest rates meaningfully lower through the end of the reporting period. While the U.S. Treasury yield curve flattened over this reporting period, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve. For the twelve-month period overall, municipal bond yields were marginally lower, belying larger intra-period swings.

Supply and demand conditions in the municipal bond market were favorable to performance in this reporting period, particularly in the latter months. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond issuance nationwide totaled $421.9 billion in this reporting period, a 17.4% decrease from the issuance for the twelve-month reporting period ended March 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

6

Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes, is expected to increase.

How did the Fund perform during the twelve-month reporting period ended March 31, 2019?

The table in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide the Fund’s total return performance information for the one-year, five-year and since-inception periods ended March 31, 2019. The returns for the Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.

During the reporting period, the Nuveen Inflation Protected Municipal Bond Fund underperformed the Bloomberg Barclays 1–10 Year Municipal Bond Index, as well as the Lipper Intermediate Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2019.

What strategies were used to manage the Fund during the reporting period, and how did these strategies influence performance?

The Fund continues to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolio is managed with a value-oriented approach and close input from NAM’s research team.

The Fund’s performance is shaped by its two portfolio components, intermediate duration municipal bonds and inflation-linked swaps. The swaps are designed to hedge the Fund against changes in realized inflation and changes in inflation expectations, which can influence municipal bond prices. For the reporting period, the Fund’s municipal bond portfolio modestly outperformed the benchmark, while its inflation-protection component had a significant negative impact on relative performance.

Looking at the underlying bond portfolio, the Fund’s duration and yield curve positioning added value. During the reporting period, market conditions generally favored longer duration securities (more interest rate sensitive) over shorter duration securities. Accordingly, our overweight in longer duration segments of the municipal yield curve and underweight in shorter duration market segments combined to generate meaningful relative outperformance for the Fund.

From a credit rating standpoint, our overweight in bonds with lower investment grade ratings, specifically those rated BBB and A, added value given their relative outperformance. We also had a beneficial underweighting in bonds rated AAA and AA, which occupy the two highest credit tiers. Both categories underperformed as investors more often preferred higher yielding, lower rated debt.

The Fund’s sector and security selection provided a positive performance contribution from our overweight in the water/sewer sector, which outperformed the index. In contrast, we saw a negative impact from the health care category. We also saw relatively weak performance from the Fund’s shorter-dated, higher quality bonds, including pre-refunded bonds, which did not keep pace with the index.

The Fund’s inflation protection component had a meaningfully negative performance impact, as was expected given the decrease in inflation expectations during the reporting period. Our inflation-linked swaps accomplished their objective of hedging against fluctuations in inflation expectations and realized inflation. As would be expected, the value of these securities decreased during the reporting period as investors’ inflation expectations decreased.

In managing the municipal bond portfolio, we were more active in selling bonds than buying them, reflecting net shareholder redemptions during the reporting period. When we did buy bonds, we did so across several market sectors. In the first half of the reporting period, we purchased bonds in the public utility, state general obligation, dedicated tax and transportation areas. In the reporting period’s second half, our portfolio additions included health care, dedicated-tax and appropriation debt. In general, our purchases emphasized the longer duration end of our intermediate universe, reflecting the increased value we saw there. We also generally favored bonds with lower investment grade credit ratings when we were able to identify attractive risk/reward trade-offs.

7

Portfolio Managers’ Comments (continued)

Because we liked the portfolio’s structure coming into the reporting period, our priority when selling bonds was to seek to maintain the Fund’s existing duration, sector and credit positioning as best we could. Accordingly, our sales took place across multiple market sectors and credit exposures, and we believe we were generally successful in accomplishing our objective of maintaining a desirable portfolio allocation throughout the reporting period.

The Fund’s exposure to inflation-linked swaps shrank over the course of the reporting period, reflecting the net outflows experienced during the reporting period. The majority of these inflation-linked swaps continued to be classified as non-exchange cleared derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the swaps, if necessary.

8

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

9

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10

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

11

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.07%	2.36%	3.24%
Class A Shares at maximum Offering Price	(0.99)%	1.74%	2.85%
Bloomberg Barclays 1-10 Year Municipal Bond Index	4.63%	2.54%	3.00%
Lipper Intermediate Municipal Debt Funds Classification Average	4.34%	2.70%	3.37%

Class C Shares	1.26%	1.53%	1.51%
Class C2 Shares	1.49%	1.81%	2.67%
Class I Shares	2.20%	2.56%	3.44%

Since inception returns for Class A, Class C2 and Class I Shares, and the index and Lipper average are from 3/08/11. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	0.94%	1.74%	1.49%	0.74%
Net Expense Ratios	0.76%	1.56%	1.31%	0.56%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after July 31, 2020) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

12

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

13

Yields     as of March 31, 2019

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at an assumed tax rate. Your actual income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the fund’s income generated and paid by the fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.25%	1.53%	1.75%	2.54%
SEC 30-Day Yield-Subsidized	1.68%	0.95%	1.19%	1.94%
SEC 30-Day Yield-Unsubsidized	1.55%	0.83%	1.07%	1.56%
Taxable-Equivalent Yield-Subsidized (23.9%)[2]	2.21%	1.25%	1.56%	2.55%
Taxable-Equivalent Yield-Unsubsidized (23.9%)[2]	2.04%	1.09%	1.41%	2.05%

1

The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

14

Holding

Summaries     as of March 31, 2019

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	101.1%

Other Assets Less Liabilities	(1.1)%

Net Assets	100%

Bond Credit Quality

(% of total municipal bonds)

U.S. Guaranteed	2.4%

AAA	3.2%

AA	47.8%

A	28.8%

BBB	11.7%

BB or Lower	1.1%

N/R (not rated)	5.0%

Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	26.5%

Transportation	18.0%

Tax Obligation/General	13.1%

Utilities	12.6%

Health Care	10.4%

Water and Sewer	8.4%

Other	11.0%

Total	100%

States and Territories

(% of total municipal bonds)

California	15.7%

Colorado	11.7%

North Carolina	6.3%

Texas	5.5%

New York	5.1%

Ohio	5.0%

Georgia	4.7%

Florida	3.8%

Pennsylvania	3.5%

Nevada	3.3%

Alaska	3.2%

Illinois	3.1%

Louisiana	3.0%

Nebraska	2.1%

Tennessee	2.1%

District of Columbia	2.0%

Other	19.9%

Total	100%

15

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2019.

The beginning of the period is October 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.50	$1,007.50	$1,008.70	$1,011.70
Expenses Incurred During the Period	$3.91	$7.91	$6.66	$2.91
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.04	$1,017.05	$1,018.30	$1,022.04
Expenses Incurred During the Period	$3.93	$7.95	$6.69	$2.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Municipal Trust and Shareholders of Nuveen Inflation Protected Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Inflation Protected Municipal Bond Fund (one of the funds constituting Nuveen Municipal Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Event

As discussed in Note 10 to the financial statements, on April 18, 2019, the Adviser announced that the Nuveen Inflation Protected Municipal Bond Fund will be liquidated after the close of business on June 21, 2019, as approved by the Board of Trustees of Nuveen Municipal Trust.

Chicago, Illinois

May 29, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

17

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 101.1%

	MUNICIPAL BONDS – 101.1%

	Alabama – 1.6%

$1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/34	No Opt. Call	A3	$1,207,460

	Alaska – 3.2%

2,000	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution Series 2017A, 5.000%, 10/01/27	No Opt. Call	AA–	2,424,920

	California – 15.9%

1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured (4)	10/23 at 100.00	AA	1,143,500

500	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/28	2/27 at 100.00	AA	606,645

700	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB+	796,852

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	A1	939,845

250	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 11/21/45, 144A	1/29 at 100.00	Baa3	287,640

1,025	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2016B, 5.000%, 7/01/28	7/26 at 100.00	AA+	1,256,281

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	AA+	452,981

555	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A+	594,166

710	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A Turbo Current Interest, 5.000%, 6/01/21	4/19 at 100.00	N/R	710,114

2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017B, 5.000%, 7/01/28	1/27 at 100.00	AA	2,480,440

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	879,920

1,500	San Joaquin County Transportation Authority, California, Sales Tax Revenue, Limited Tax Measure K Series 2017, 5.000%, 3/01/31	3/27 at 100.00	AA	1,831,305
10,360	Total California			11,979,689

	Colorado – 11.9%

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (AMT)	No Opt. Call	AA–	615,789

1,250	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/35	12/26 at 100.00	Baa2	1,400,900

18

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	AA–	$1,113,800

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	1,040,580

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A	499,301

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	A	971,980

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19, 144A	No Opt. Call	N/R	1,270,650

1,055	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A+	1,538,581

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	BBB+	506,475
8,135	Total Colorado			8,958,056

	District of Columbia – 2.0%

295	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	AA	332,961

1,000	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017, 5.000%, 4/01/31	4/27 at 100.00	A2	1,185,060
1,295	Total District of Columbia			1,518,021

	Florida – 3.8%

1,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 10/01/33	10/25 at 100.00	A+	1,161,890

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (AMT), 144A	6/20 at 100.00	BBB+	1,019,470

620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	686,042
2,620	Total Florida			2,867,402

	Georgia – 4.8%

1,350	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/27	No Opt. Call	A2	1,614,060

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
173	5.500%, 7/15/23	7/21 at 100.00	N/R	173,514
374	5.500%, 7/15/30	7/21 at 100.00	N/R	374,440
410	5.500%, 1/15/36	7/21 at 100.00	N/R	411,031

1,000	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A+	1,028,830
3,307	Total Georgia			3,601,875

	Illinois – 3.1%

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	353,597

275	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	285,642

165	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/32 – AGM Insured	11/26 at 100.00	AA	188,673

19

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$535	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	$537,852

1,065	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	967,520
2,365	Total Illinois			2,333,284

	Indiana – 1.6%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	559,585

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
15	5.000%, 5/01/22 (ETM)	No Opt. Call	N/R (5)	16,503
600	5.000%, 5/01/22	No Opt. Call	AA–	657,366
1,115	Total Indiana			1,233,454

	Iowa – 1.7%

1,125	Dubuque, Iowa, General Obligation Bonds, Sales Tax Increment, Second Lien Series 2014, 5.000%, 6/01/25	6/24 at 100.00	Aa3	1,295,516

	Kentucky – 0.7%

500	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	BBB+	529,915

	Louisiana – 3.0%

600	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc Project, Variable Rate Series 2010B-1A, 2.000%, 10/01/40 (Mandatory Put 10/01/22)	No Opt. Call	BBB+	599,400

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA–	1,129,640

500	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	551,430
2,100	Total Louisiana			2,280,470

	Maine – 1.8%

185	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/25	7/23 at 100.00	BBB	202,334

1,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth Issue, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	A+	1,139,960
1,185	Total Maine			1,342,294

	Michigan – 0.1%

35	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	B	33,668

	Minnesota – 0.9%

550	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/27	12/26 at 100.00	Aa3	668,888

	Missouri – 1.5%

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/24	No Opt. Call	A	1,143,270

20

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska – 2.2%

$500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	$541,500

935	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/35	5/27 at 100.00	AA–	1,087,171
1,435	Total Nebraska			1,628,671

	Nevada – 3.3%

1,000	Clark County, Nevada, Sales & Excise Tax Revenue Bonds, Refunding Streets and Highways Series 2016, 5.000%, 7/01/29	No Opt. Call	AA	1,265,210

1,000	Truckee Meadows Water Authority, Nevada, Water Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/27	No Opt. Call	AA+	1,234,190
2,000	Total Nevada			2,499,400

	New Jersey – 0.1%

85	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999, 4.875%, 9/15/19 (AMT)	No Opt. Call	BB	85,932

	New York – 5.1%

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014E, 5.000%, 2/15/26	2/25 at 100.00	AA+	1,186,000

110	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/30 (AMT)	7/24 at 100.00	BBB	122,396

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (AMT) (4)	No Opt. Call	AA–	1,393,200

1,000	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/28	6/27 at 100.00	A–	1,171,470
3,360	Total New York			3,873,066

	North Carolina – 6.4%

1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016A, 5.000%, 6/01/28	No Opt. Call	AA	1,253,590

1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017, 5.000%, 1/01/26 – AGM Insured	No Opt. Call	AA	1,179,820

2,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 5/01/28 (AMT)	5/27 at 100.00	Aa3	2,398,480
4,000	Total North Carolina			4,831,890

	North Dakota – 1.5%

1,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/37	12/27 at 100.00	A–	1,141,060

	Ohio – 5.0%

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	Aa3	1,108,570

2,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/28	6/27 at 100.00	AAA	2,464,100

200	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc, Series 1992, 6.450%, 12/15/21	No Opt. Call	A3	221,582
3,200	Total Ohio			3,794,252

21

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 1.1%

$105	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.250%, 8/15/43	8/28 at 100.00	Baa3	$119,992

630	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A, 5.000%, 1/01/37	1/26 at 100.00	AA–	726,466
735	Total Oklahoma			846,458

	Oregon – 1.5%

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2014-22, 5.000%, 7/01/24 (AMT)	No Opt. Call	AA–	1,145,570

	Pennsylvania – 3.6%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	1/23 at 100.00	A	927,822

1,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of Participation, Series 2012, 5.000%, 4/01/32	4/22 at 100.00	Baa1	1,559,595

170	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (5)	182,317

5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24	9/22 at 100.00	AA–	5,520
2,515	Total Pennsylvania			2,675,254

	Tennessee – 2.1%

1,305	Sullivan County, Tennessee, General Obligation Bonds, School Series 2017, 5.000%, 5/01/26	No Opt. Call	Aa2	1,579,324

	Texas – 5.6%

365	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/23	No Opt. Call	BBB+	403,511

1,000	Dallas, Texas, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 2/15/22	No Opt. Call	AA	1,093,760

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	BB	215,787

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	Baa2	746,509

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/28	11/24 at 100.00	A2	1,142,560

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	Baa2	127,997

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	508,365
4,165	Total Texas			4,238,489

	Vermont – 1.5%

1,000	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A, 5.000%, 12/01/35	6/26 at 100.00	A+	1,154,400

	Virginia – 0.3%

185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	198,135

22

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 1.5%

$500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19 (ETM)	No Opt. Call	N/R (5)	$508,050

575	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018, 5.000%, 7/01/48	7/28 at 100.00	A1	655,972
1,075	Total Washington			1,164,022

	Wisconsin – 1.5%

1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc, Series 2013B, 5.000%, 7/01/24 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (5)	1,153,446

	Wyoming – 1.2%

755	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Wyoming, Electric Facilities Improvement Lease Revenue Bonds, Gillette Electrical System Project, Series 2014A, 5.000%, 6/01/24	No Opt. Call	A+	866,227
$67,522	Total Long-Term Investments (cost $72,998,377)			76,293,778
	Other Assets Less Liabilities – (1.1)% (6)			(801,386)
	Net Assets – 100%			$75,492,392

Investments in Derivatives

Consumer Price Index Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$4,000,000	Receive	CPURNSA	1.953%	At Maturity	6/01/17	6/01/20	$941	$—	$941
JPMorgan Chase Bank, N.A.	3,500,000	Receive	CPURNSA	1.920	At Maturity	7/07/17	7/07/21	4,195	—	4,195
JPMorgan Chase Bank, N.A.	8,000,000	Receive	CPURNSA	2.777	At Maturity	2/19/13	2/19/22	(938,679)	—	(938,679)
JPMorgan Chase Bank, N.A.	5,000,000	Receive	CPURNSA	2.190	At Maturity	3/02/17	3/02/23	(81,187)	—	(81,187)
JPMorgan Chase Bank, N.A.	4,750,000	Receive	CPURNSA	2.228	At Maturity	2/16/17	2/16/24	(93,922)	—	(93,922)
JPMorgan Chase Bank, N.A.	2,000,000	Receive	CPURNSA	2.195	At Maturity	3/29/17	3/29/25	(42,499)	—	(42,499)
JPMorgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.329	At Maturity	1/30/17	1/30/26	(122,689)	—	(122,689)
JPMorgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.270	At Maturity	3/09/17	3/09/26	(108,382)	—	(108,382)
JPMorgan Chase Bank, N.A.	5,500,000	Receive	CPURNSA	2.265	At Maturity	3/15/17	3/15/26	(149,019)	—	(149,019)
JPMorgan Chase Bank, N.A.	2,000,000	Receive	CPURNSA	2.320	At Maturity	3/29/17	3/29/29	(67,855)	—	(67,855)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	1.970	At Maturity	4/26/17	4/26/20	(11,272)	—	(11,272)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.283	At Maturity	9/15/14	9/15/21	(166,109)	—	(166,109)
Morgan Stanley Capital Services LLC	5,000,000	Receive	CPURNSA	2.205	At Maturity	1/28/17	1/28/24	(87,643)	—	(87,643)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.650	At Maturity	8/07/13	8/07/24	(342,430)	—	(342,430)
Morgan Stanley Capital Services LLC	4,000,000	Receive	CPURNSA	2.267	At Maturity	2/20/18	2/20/25	(90,288)	—	(90,288)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.310	At Maturity	1/28/17	1/28/27	(89,161)	—	(89,161)
Morgan Stanley Capital Services LLC	4,000,000	Receive	CPURNSA	2.233	At Maturity	4/19/17	4/19/27	(100,199)	—	(100,199)
Morgan Stanley Capital Services LLC	3,500,000	Receive	CPURNSA	2.353	At Maturity	2/20/18	2/20/30	(114,605)	—	(114,605)
Total	$71,250,000							$(2,600,803)	$—	$(2,600,803)
Total interest rate swap premiums paid									$—
Total interest rate swap premiums received									$—
Total unrealized appreciation on consumer price index swaps										$5,136
Total unrealized depreciation on consumer price index swaps										$(2,605,939)

23

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Consumer Price Index Swaps – OTC Cleared

	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
	$3,000,000	Receive	CPURNSA	2.385%	At Maturity	6/28/18	6/28/28	$(110,038)	$436	$(110,474)	$9,887
	3,500,000	Receive	CPURNSA	2.171	At Maturity	10/13/17	10/13/27	(34,627)	408	(35,035)	11,152
Total	$6,500,000								$844	$(145,509)	$21,039
Total interest rate swap premiums paid									$844
Total interest rate swap premiums received									$—
Total receivable for variation margin on swap contracts											$21,039
Total payable for variation margin on swap contracts											$—

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(6)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted

ETM	Escrowed to maturity

See accompanying notes to financial statements.

24

Statement of Assets and Liabilities

March 31, 2019

Assets

Long-term investments, at value (cost $72,998,377)	$76,293,778

Cash collateral at broker for investments in swaps(1)	1,018,359

Consumer price index swaps premiums paid	844

Unrealized appreciation on consumer price index swaps	5,136

Receivable for:

Interest	979,217

Shares sold	67,473

Variation margin on swap contracts	21,039

Other assets	46,795

Total assets	78,432,641

Liabilities

Cash overdraft	122,265

Unrealized depreciation on consumer price index swaps	2,605,939

Payable for:

Dividends	5,592

Shares redeemed	101,885

Accrued expenses:

Management fees	12,079

Trustees fees	615

12b-1 distribution and service fees	8,555

Other	83,319

Total liabilities	2,940,249

Net assets	$75,492,392

Class A Shares

Net assets	$28,076,863

Shares outstanding	2,644,829

Net asset value (“NAV”) per share	$10.62

Offering price per share (NAV per share plus maximum sales charge of 3.00% of offering price)	$10.95

Class C Shares

Net assets	$1,448,153

Shares outstanding	136,488

NAV and offering price per share	$10.61

Class C2 Shares

Net assets	$3,889,392

Shares outstanding	366,219

NAV and offering price per share	$10.62

Class I Shares

Net assets	$42,077,984

Shares outstanding	3,953,707

NAV and offering price per share	$10.64

Fund level net assets consist of:

Capital paid-in	$82,437,035

Total distributable earnings	(6,944,643)

Fund level net assets	$75,492,392

Authorized shares – per class	Unlimited

Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

25

Statement of Operations

Year Ended March 31, 2019

Investment Income	$2,945,484

Expenses

Management fees	449,859

12b-1 service fees – Class A Shares	58,488

12b-1 distribution and service fees – Class C Shares	14,836

12b-1 distribution and service fees – Class C2 Shares	32,297

Shareholder servicing agent fees	42,805

Interest expense	598

Custodian fees	65,948

Trustees fees	3,027

Professional fees	33,244

Shareholder reporting expenses	17,825

Federal and state registration fees	76,109

Other	20,001

Total expenses before fee waiver/expense reimbursement	815,037

Fee waiver/expense reimbursement	(151,062)

Net expenses	663,975

Net investment income (loss)	2,281,509

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from investments:

Investments	(889,430)

Swaps	(477,347)

Change in net unrealized appreciation (depreciation) of:

Investments	2,162,955

Swaps	(1,277,546)

Net realized and unrealized gain (loss)	(481,368)

Net increase (decrease) in net assets from operations	$1,800,141

See accompanying notes to financial statements.

26

Statement of Changes in Net Assets

	Year Ended 3/31/19	Year Ended(1) 3/31/18

Operations

Net investment income (loss)	$2,281,509	$2,421,932

Net realized gain (loss) from:

Investments	(889,430)	(1,674)

Swaps	(477,347)	(1,468,906)

Change in net unrealized appreciation (depreciation) of:

Investments	2,162,955	(373,766)

Swaps	(1,277,546)	1,611,203

Net increase (decrease) in net assets from operations	1,800,141	2,188,789

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(624,518)	(562,432)

Class C Shares	(19,953)	(19,162)

Class C2 Shares	(67,446)	(73,718)

Class I Shares	(1,449,248)	(1,603,610)

Decrease in net assets from distributions to shareholders	(2,161,165)	(2,258,922)

Fund Share Transactions

Proceeds from sale of shares	30,900,992	46,496,763

Proceeds from shares issued to shareholders due to reinvestment of distributions	2,085,106	2,106,462

	32,986,098	48,603,225

Cost of shares redeemed	(71,619,189)	(26,917,552)

Net increase (decrease) in net assets from Fund share transactions	(38,633,091)	21,685,673

Net increase (decrease) in net assets	(38,994,115)	21,615,540

Net assets at the beginning of period	114,486,507	92,870,967

Net assets at the end of period	$75,492,392	$114,486,507

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

27

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (3/11)

Year Ended 3/31:

2019	$10.63	$0.24	$(0.02)	$0.22	$(0.23)	$—	$(0.23)	$10.62

2018	10.62	0.23	— **	0.23	(0.22)	—	(0.22)	10.63

2017(g)	10.66	0.22	(0.02)	0.20	(0.24)	—	(0.24)	10.62

Year Ended 4/30:

2016	10.63	0.26	0.03	0.29	(0.26)	—	(0.26)	10.66

2015	10.77	0.27	(0.14)	0.13	(0.27)	—	(0.27)	10.63

2014	11.31	0.26	(0.55)	(0.29)	(0.25)	—	(0.25)	10.77

Class C (2/14)

Year Ended 3/31:

2019	10.62	0.15	(0.02)	0.13	(0.14)	—	(0.14)	10.61

2018	10.62	0.15	(0.02)	0.13	(0.13)	—	(0.13)	10.62

2017(g)	10.66	0.14	(0.02)	0.12	(0.16)	—	(0.16)	10.62

Year Ended 4/30:

2016	10.62	0.17	0.04	0.21	(0.17)	—	(0.17)	10.66

2015	10.76	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.62

2014(e)	10.61	0.02	0.17	0.19	(0.04)	—	(0.04)	10.76

Class C2 (3/11)(f)

Year Ended 3/31:

2019	10.63	0.18	(0.02)	0.16	(0.17)	—	(0.17)	10.62

2018	10.62	0.17	— **	0.17	(0.16)	—	(0.16)	10.63

2017(g)	10.66	0.17	(0.03)	0.14	(0.18)	—	(0.18)	10.62

Year Ended 4/30:

2016	10.62	0.20	0.04	0.24	(0.20)	—	(0.20)	10.66

2015	10.76	0.21	(0.14)	0.07	(0.21)	—	(0.21)	10.62

2014	11.30	0.21	(0.57)	(0.36)	(0.18)	—	(0.18)	10.76

Class I (3/11)

Year Ended 3/31:

2019	10.66	0.26	(0.03)	0.23	(0.25)	—	(0.25)	10.64

2018	10.65	0.25	— **	0.25	(0.24)	—	(0.24)	10.66

2017(g)	10.69	0.23	(0.02)	0.21	(0.25)	—	(0.25)	10.65

Year Ended 4/30:

2016	10.64	0.28	0.05	0.33	(0.28)	—	(0.28)	10.69

2015	10.78	0.29	(0.15)	0.14	(0.28)	—	(0.28)	10.64

2014	11.32	0.29	(0.57)	(0.28)	(0.26)	—	(0.26)	10.78

28

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.07%	$28,077	0.93%		2.11%		0.77%		2.26%		12%

2.15	27,393	0.94		1.98		0.76		2.16		3

1.87	27,684	1.07	*	1.94	*	0.76	*	2.25	*	11

2.83	21,289	1.05		2.15		0.77		2.44		1

1.14	24,104	0.99		2.26		0.77		2.48		20

(2.53)	28,862	0.96		2.29		0.77		2.49		19

1.26	1,448	1.73		1.31		1.57		1.46		12

1.26	1,557	1.74		1.19		1.56		1.36		3

1.10	1,292	1.87	*	1.13	*	1.56	*	1.44	*	11

2.05	956	1.85		1.36		1.57		1.64		1

0.31	1,344	1.80		1.41		1.57		1.65		20

1.79	238	1.69	*	1.66	*	1.59	*	1.75	*	19

1.49	3,889	1.48		1.56		1.32		1.71		12

1.58	4,643	1.49		1.44		1.31		1.61		3

1.35	5,179	1.63	*	1.39	*	1.31	*	1.71	*	11

2.34	5,827	1.60		1.61		1.32		1.90		1

0.59	7,697	1.54		1.72		1.32		1.94		20

(3.10)	10,221	1.52		1.76		1.32		1.96		19

2.20	42,078	0.72		2.27		0.57		2.42		12

2.33	80,893	0.74		2.19		0.56		2.36		3

2.03	58,716	0.86	*	2.11	*	0.56	*	2.40	*	11

3.19	14,519	0.85		2.35		0.57		2.64		1

1.31	20,284	0.78		2.46		0.57		2.68		20

(2.36)	24,960	0.77		2.52		0.57		2.72		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of the Nuveen Inflation Protected Municipal Bond Fund (the “Fund”) among others, as a diversified fund. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The end of the reporting period for the Fund is March 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2019 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective

The Fund’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Investment Income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

30

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Fund will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

31

Notes to Financial Statements (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$76,293,778	$—	$76,293,778
Investments in Derivatives:
Consumer Price Index Swaps**	—	(2,746,312)	—	(2,746,312)
Total	$—	$73,547,466	$—	$73,547,466
*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

32

Consumer Price Index Swaps

The Fund seeks to hedge inflation risk by investing in inflation-linked instruments, such as Consumer Price Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter (“OTC”) derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the CPI for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

The amount of the payment obligation for a CPI swap is based on the notional amount and the termination date of the contract (which is akin to a bond’s maturity). CPI swap contracts are valued daily. Upon entering into a CPI swap contract, the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the CPI swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at broker for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on consumer price index swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the CPI swap contract. For tax purposes, payments expected to be received or paid on the CPI swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the CPI swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the CPI swap contract to compensate for differences between the stated terms of the CPI swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Consumer price index swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to invest in CPI swap contracts to hedge against fluctuations in inflation expectations, which can influence bond prices, and realized inflation.

The average notional amount of CPI swap contracts outstanding during the current fiscal period, was as follows:

Average notional amount of CPI swap contracts outstanding*	$98,250,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation	Swaps (OTC Cleared)	Receivable for variation margin on consumer price index swaps**^	$(145,509)	—	$—
Inflation	Swaps (OTC Uncleared)	Unrealized appreciation on consumer price index swaps^	5,136	Unrealized depreciation on consumer price index swaps^	(2,605,939)
Total			$(140,373)		$(2,605,939)
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
^

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

33

Notes to Financial Statements (continued)

The following table presents the Fund’s swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on CPI Swaps**	Gross Unrealized (Depreciation) on CPI Swaps**	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan Chase Bank, N.A.	$5,136	$(1,604,232)	$(1,599,096)	$1,585,554	$(13,542)
Morgan Stanley Capital Services LLC	—	(1,001,707)	(1,001,707)	870,000	(131,707)
	$5,136	$(2,605,939)	$(2,600,803)	$2,455,554	$(145,249)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation	Swaps	$(477,347)	$(1,277,546)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 3/31/19		Year Ended 3/31/18
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,081,870	$11,469,639	1,059,795	$11,308,190
Class C	17,921	190,926	50,434	537,459
Class C2	4,499	48,047	3,513	37,383
Class I	1,803,947	19,192,380	3,228,524	34,613,731
Shares issued to shareholders due to reinvestment of distributions:
Class A	58,059	613,849	51,666	551,580
Class C	1,889	19,952	1,789	19,096
Class C2	6,143	64,969	6,685	71,367
Class I	130,473	1,386,336	136,809	1,464,419
	3,104,801	32,986,098	4,539,215	48,603,225
Shares redeemed:
Class A	(1,072,836)	(11,294,879)	(1,139,892)	(12,171,550)
Class C	(29,927)	(317,876)	(27,286)	(290,872)
Class C2	(81,232)	(861,785)	(60,929)	(651,291)
Class I	(5,572,198)	(59,144,649)	(1,287,918)	(13,803,839)
	(6,756,193)	(71,619,189)	(2,516,025)	(26,917,552)
Net increase (decrease)	(3,651,392)	$(38,633,091)	2,023,190	$21,685,673

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5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

Purchases	$11,606,575
Sales and maturities	48,293,001

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$72,965,142
Gross unrealized:
Appreciation	3,330,876
Depreciation	(2,240)
Net unrealized appreciation (depreciation) of investments	$3,328,636

Tax cost of swaps	$844
Net unrealized appreciation (depreciation) of swaps	(2,746,312)

Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Fund’s components of net assets as of March 31, 2019, the Fund’s tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2019, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income[1]	$384,688
Undistributed net ordinary income[2]	893
Undistributed net long-term capital gains	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2019 through March 31, 2019, and paid on April 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended March 31, 2019 and March 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019
Distributions from net tax-exempt income[3]	$2,202,575
Distributions from net ordinary income[2]	5,992
Distributions from net long-term capital gains	—

35

Notes to Financial Statements (continued)

2018
Distributions from net tax-exempt income	$2,233,133
Distributions from net ordinary income[2]	—
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Fund hereby designates this amount paid during the fiscal year ended March 31, 2019, as Exempt Interest Dividends.

As of March 31, 2019, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$2,690,017
Long-term	5,071,325
Total	$7,761,342

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For the next $5 billion	0.2000
For net assets over $10 billion	0.1875

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2019, the complex-level fee rate for each Fund was 0.1588%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% through July 31, 2020 (1.05% after July 31, 2020), of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2020 may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

36

Other Transactions with Affiliates

The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Fund did not engage in inter-fund trades.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$44,371
Paid to financial intermediaries (Unaudited)	42,960

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$39,685

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$2,652

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$1,292

8. Borrowing Arrangements

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis

37

Notes to Financial Statements (continued)

components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of March 31, 2018, the Fund’s Statement of Changes in Net Assets reflected the following UNII balance.

UNII at the end of the period	$141,193

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.

10. Subsequent Events

Fund Liquidation

On April 18, 2019, the Adviser announced that the Fund will be liquidated after the close of business on June 21, 2019, as approved by the Board. Effective May 17, 2019, the Fund stopped accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that held Fund shares as of April 18, 2019 could continue to purchase Fund shares until June 17, 2019. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Fund. After the close of business on June 21, 2019, shareholders will receive the proceeds of the liquidation.

38

Additional Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

39

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Industrial Development Revenue Bond (IDR) – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

40

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to the Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Fund over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of the Fund. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

42

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that, although the Fund ranked in the fourth quartile of its Performance Peer Group in the five-year period, it ranked in the second quartile in the one-year period and first quartile in the three-year period. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. The Board also recognized that although the Fund’s performance was below its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of the Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, the Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that the Fund had a net management fee below its Peer Group average and a net expense ratio in line with its Peer Group average.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.

The Board recognized that the Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio

43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as the Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the

44

complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.

Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the temporary and permanent expense caps for the Fund) which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Fund on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

45

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	168
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	168
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	168

46

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	168
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	168
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	168
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	168
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	168

47

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.

48

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

49

Notes

50

Notes

51

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-IPM-0319P 838670-INV-Y-05/20

Mutual Funds

31 March

2019

Nuveen Municipal Bond Funds

Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen High Yield Municipal Bond Fund	NHMAX	NHCCX	NHMCX	NHMFX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	NVCCX	NVHCX	—	NVHIX
Nuveen Strategic Municipal Opportunities Fund	NSAOX	NSCOX	—	—	NSIOX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Annual Report

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your email!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Table

of Contents

Chairman’s Letter to Shareholders

Dear Shareholders,

Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while at the same time, the U.S. Federal Reserve (Fed) had planned to continue raising interest rates into 2019.

As the new year began, economic data have remained a mixed bag, and first quarter 2019 corporate earnings reports have included both high-profile disappointments and positive surprises, although expectations were lower heading into the quarter. Market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. In fact, neither central bank currently expects to raise their respective interest rates during 2019. While the U.S. and China initially appeared to be making progress on trade talks, negotiations have stalled more recently. While these events did reduce some of the markets’ uncertainty, downside risks still exist.

Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

May 24, 2019

Portfolio Managers’ Comments

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. John V. Miller, CFA, has managed the Nuveen High Yield Municipal Bond Fund since 2000. John, along with Timothy T. Ryan, CFA, and Steven M. Hlavin, have managed the Nuveen Short Duration High Yield Municipal Bond Fund since its inception in 2013, while John and Tim have managed the Nuveen Strategic Municipal Opportunities Fund since its inception in 2014.

Recently, the portfolio managers reviewed economic and market conditions, key investment strategies, and the Fund’s performance for the twelve-month reporting period ended March 31, 2019.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2019?

The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.2%, according to the Bureau of Economic Analysis “advance” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in March 2019 from 4.0% in March 2018 and job gains averaged around 211,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in March 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended March 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the pace of price increases has slowed as mortgage rates drifted higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.0% year-over-year in February 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.0%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. As expected, the Fed held rates steady at its January 2019 committee meeting. At its March 2019 meeting, the Fed’s forecast showed that additional rate hikes in 2019 were unlikely, and Chairman Powell indicated that the Fed’s next move could be either a rate cut or a rate hike. The Fed again kept rates unchanged, as expected, and announced it will discontinue rolling assets off its balance sheet sooner than expected.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China settled on a 90-day trade truce, and after the countries resumed trade talks in early 2019, President Trump said he would not increase the tariffs in March 2019 as planned. Brexit negotiations continued to be uncertain, as a deal was not passed in time for the original March 29, 2019 deadline. Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament, compelling the European Union to agree to an October 31, 2019 delay. Europe also contended with Italy’s new euroskeptic coalition government, the “yellow vest” protests in France, immigration policy concerns and political risk in Turkey. The Trump administration issued sanctions on Russian oligarchs and companies in April 2018 (and later eased some of the restrictions) and on Iran in November 2018 after withdrawing from the 2015 nuclear agreement. After topping a four-year high in October 2018, oil prices fell sharply through December 2018 on concerns of a global supply glut due to weaker global growth and the temporary exemptions from the Iranian oil ban granted to several countries. However, oil prices recovered much of those losses over the early months of 2019 as supply conditions looked tighter than expected. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S. and North Korea held denuclearization summits in June 2018 and February 2019 without securing an agreement. In late December 2018, the U.S. government entered a 35-day partial shutdown due to an impasse on border security funding but averted a second shutdown after the government passed a funding bill in February 2019.

Municipal bonds delivered positive performance in this reporting period. Interest rates were rising through much of the reporting period, as a strong economic backdrop kept the Fed on its course of monetary tightening. The 10-year U.S. Treasury yield peaked at 3.24% in November 2018. However, in December 2018, market volatility spiked as uncertain trade policy, Brexit negotiations, and weak macro data in Europe and China weighed on the U.S. growth outlook. Equities and riskier segments of the bond market sold off sharply in the fourth quarter of 2018. After the Fed’s December meeting, investor expectations for a pause in rate increases drove repricing in the markets, pressuring long-term interest rates meaningfully lower through the end of the reporting period. While the U.S. Treasury yield curve flattened over this reporting period, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve. For the twelve-month period overall, municipal bond yields were marginally lower, belying larger intra-period swings.

Supply and demand conditions in the municipal bond market were favorable to performance in this reporting period, particularly in the latter months. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond issuance nationwide totaled $421.9 billion in this reporting period, a 17.4% decrease from the issuance for the twelve-month reporting period ended March 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes, is expected to increase.

How did the Funds perform during the twelve-month reporting period ended March 31, 2019?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended March 31, 2019. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.

During the reporting period, the Nuveen High Yield Municipal Bond Fund underperformed the S&P Municipal Yield Index, and the Nuveen High Yield Short Duration Municipal Bond Fund underperformed the S&P Short Duration Municipal Yield Index. The Nuveen Strategic Municipal Opportunities Fund outperformed the S&P Municipal Bond Index. Each of the three Funds outperformed its respective Lipper average.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team.

Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Yield Index while outperforming the Lipper High Yield Municipal Debt Funds Classification Average.

Leading the Fund’s underperformance relative to the national high yield municipal bond market was an underweight to bonds affiliated with Puerto Rico. The Fund began the reporting period with no exposure to bonds affiliated with Puerto Rico and we remained underweighted in this U.S. territory’s debt even after late August 2018, when we started buying various Puerto Rico bonds that we found attractive. Our continual underweight hampered relative performance, given that Puerto Rico debt gained sharply in value during the reporting period. The strong performing Puerto Rico issues we held included Puerto Rico Aqueduct and Sewer Authority (known as PRASA), Puerto Rico Electric Power Authority (PREPA) and University of Puerto Rico. We also maintained a small allocation to securitized sales-tax bonds of Puerto Rico, known as COFINAs. At the end of the reporting period, the Fund’s Puerto Rico exposure was 2.5% versus the S&P Municipal Yield Index Puerto Rico exposure of 8.2%. We owned none of the commonwealth’s general obligation debt, due to what we saw as its unattractive risk/reward trade-off.

Additionally, the Fund was underweighted in tobacco-securitization bonds because of our concern about weakening credit fundamentals in the sector. Because the tobacco sector outperformed the index, our smaller exposure hampered results. We did, however, benefit from the tobacco bonds we chose to own. Over time, we allowed the Fund’s tobacco allocation to drift downward, beginning the reporting period at 9.8% of the portfolio’s net assets and finishing the reporting period at approximately it 6.5% exposure.

Duration (interest rate) and yield curve positioning added value to the Fund’s performance. An overweight in longer duration bonds allowed the Fund to disproportionately benefit from the overall drop in interest rates during the reporting period. Slightly reducing that outperformance, however, was our short position in U.S. Treasury futures. These securities allowed us to maintain our target duration while we continued to maintain exposure to long-dated bonds we continued to find attractive.

Security selection also contributed to performance. Our strongest performers included issuers in the midst of financial turnarounds that lifted their bond values. We particularly benefited from a holding in FirstEnergy Solutions. During the reporting period, bonds of this utility provider continued to benefit as the company continued with its post-bankruptcy restructuring, causing significant price appreciation in the securities.

Portfolio Managers’ Comments (continued)

Other individual holdings that contributed to relative performance included the Chicago Board of Education bonds, as investors perceived improvement in its financial situation. Bonds for the Brightline project, a privately funded rail line in South Florida, also performed well. These bonds, called during the reporting period, continued to benefit from increased ridership and investors’ optimism about the line’s planned northward expansion to Orlando. Also contributing to performance were New York City Bronx Parking Development Company bonds, whose issuer operates parking facilities for Yankee Stadium. These securities approximately doubled in value off a low price, reflecting increased usage of the issuer’s facilities and a potential redevelopment project that, if built, could further boost the company’s revenue.

Although most of our holdings either met or exceeded our performance expectations, we did experience credit challenges. We lost ground with bonds of Thomas Health System, a West Virginia health care provider and Big Sky Environmental, a wood pellet manufacturer in Adamsville, Alabama. Also, although we had very little exposure to the weak performing senior housing sector, we did own a position in bonds for Barrington of Carmel, a continuing care retirement community in Carmel, Indiana, that filed for bankruptcy in January 2019. While all three of these positions detracted, we are pleased that they were small positions with a minimal overall impact on the Fund’s relative performance.

Throughout the reporting period, we continued to follow the bottom-up strategy we use in all types of market environments: We seek opportunities to invest in attractively yielding bonds backed by stable credit quality and demonstrating the potential for credit spread narrowing. Overall, we received investment inflows and we applied those proceeds to bond purchases in both the primary and secondary municipal markets.

We continued to invest in sectors that, in our opinion, regularly provide us with good value. Our purchases typically emphasize bonds with desirable security features and that fund essential projects. We prefer essential service bonds for what we see as their increased resilience in the event of potential economic deterioration or other financial challenges.

We bought a variety of bonds that offered what we believed were favorable risk/reward trade-offs. As we mentioned, we bought various Puerto Rico-affiliated bonds that we believed offered attractive yields in exchange for tolerable credit risk. We also continued to see potential for further spread narrowing among FirstEnergy and Brightline bonds. We purchased bonds in sectors in which we have regularly found opportunity over the years, including charter schools and community development districts. We also bought bonds of the U.S. Virgin Islands. Like Puerto Rico, this U.S. territory continues to seek to strengthen its economic position following Hurricane Maria in 2017 and we believe its financial challenges, while meaningful, will ultimately be managed.

We experienced net investment inflows during the reporting period, even as we also saw periodic outflows. To meet these redemptions, we sold certain bonds to lighten our allocation to sectors we had become less enthusiastic about, such as tobacco, or to reduce exposure to lower yielding bonds that we ultimately intended to replace with higher yielding debt.

At various times during the reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. The use of credit default swaps had a negligible impact on the Fund’s performance during the reporting period.

Impact of Nuveen High Yield Municipal Bond Fund Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease, unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates were to rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. As of March 31, 2019 the effective leverage was 21.9%, which is within our expected range and regularly monitored.

The Fund’s use of leverage through inverse floating rate securities had a positive impact on performance over this reporting period.

Nuveen Short Duration High Yield Municipal Bond Fund

The Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Short Duration Municipal Yield Index, while outperforming the Lipper High Yield Debt Funds Classification Average. Note that the Lipper average includes bonds across the entire yield curve, while the Fund focuses on short duration investments.

The Fund’s underweighting in bonds affiliated with Puerto Rico detracted from performance relative to the benchmark. Puerto Rico securities rallied very strongly throughout the reporting period on growing expectations that federal disaster aid and private insurance proceeds would boost the island’s economy. Furthermore, investors also hoped that bankruptcy proceedings for the island would accelerate the restructuring plan for Puerto Rico sales-tax bonds and thereby free the U.S. territory to participate in similar deals with other creditors.

We owned no Puerto Rico debt until August 2018, when we established a small position in bonds issued by Puerto Rico Aqueduct and Sewer Authority (PRASA). Subsequently, we also identified select opportunities among Puerto Rico sales-tax bonds, known as COFINAs, as well as debt issued by Puerto Rico Electric Power Authority and University of Puerto Rico. These additions brought our Puerto Rico exposure to roughly 4% of assets by the end of the reporting period, compared to an index weighting of about 6.5%. Despite the performance challenges associated with our underweighting in Puerto Rico, our security selection related to Puerto’s debt was an overall positive for the Fund, as our Puerto Rico holdings outpaced those in the index overall and partially offset the detrimental effects of underweighting the island’s debt.

Our sector selection elsewhere boosted the Fund’s relative performance. An overweight in corporate-backed industrial development revenue bonds was particularly helpful, led by our holdings in FirstEnergy Solutions debt. These securities saw substantial appreciation, as the issuer made further progress in its financial restructuring. In this same sector, other strong performers included bonds for the Hyatt Regency Chesapeake Bay, a state-owned golf resort hotel and conference center in Maryland, Zilkha Biomass Selma LLC, a pellet mill operation in Alabama and Natgasoline Project, the largest methanol production facility in the United States located in Texas and one of the largest globally. Other sector related exposures which added value included overweightings in the debt of charter schools and dedicated sales-tax bonds. Our decision to pare our stake in tobacco bonds, which lagged, further proved helpful, as we correctly anticipated credit deterioration in this sector.

Credit quality positioning notably also lifted relative performance. Overweightings in non-investment grade securities and nonrated bonds were particularly beneficial, given that debt in these categories, driven by investors’ appetite for higher yielding securities, tended to significantly outperform investment grade bonds.

Duration (interest rate) and yield curve positioning also contributed to the Fund’s results. In seeking high current income exempt from regular federal income taxes, the Fund invests in predominately lower rated municipal bonds while maintaining a weighted average effective duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner through the use of inverse floating rate securities.

By strategy, we control the duration of the Fund to limit the impact of interest rate movements on performance, making this a potential option for investors who wish to add exposure to high yield municipal bonds to their portfolios, while potentially limiting their interest rate risk. Consistent with this mandate, we lengthened the Fund’s duration slightly to about 4.25 years by the end of the reporting period in anticipation of a flattening yield curve. When our expectation was met, the Fund’s duration proved advantageous.

When managing the Fund’s yield curve exposure, we initially employed a barbell strategy, pairing very short duration bonds with longer-duration securities. On the short end of the yield curve, we purchased floating-rate notes (FRNs), which we favored for two reasons. First, because FRN coupons are reset weekly, we received near-immediate adjustments to the Fund’s income stream as the Federal Reserve continued to raise interest rates throughout 2018. Second, because FRNs are very low in duration (meaning they

Portfolio Managers’ Comments (continued)

lack much interest rate sensitivity), they provide us with additional flexibility to invest in longer-duration securities while still maintaining our target portfolio. From the beginning of the reporting period through December 2018, we balanced our FRN purchases with bonds offering maturities in the range of ten years, based on our view that the latter would outperform if the Fed continued to raise short-term interest rates and the yield curve flattened. In fact, both of these situations came to pass and the Fund’s performance relative to the benchmark benefited as a result. Starting in December, however, we began to shift our expectations for interest rate moves and adjusted our strategy accordingly. Because we did not anticipate interest rates to rise much higher, we began to pare our purchases of FRNs. This, too, proved advantageous as market interest rates began to decline and FRNs underperformed fixed rate securities.

We were actively buying and selling bonds throughout the reporting period. In addition to our purchases of Puerto Rico securities, we added bonds across multiple sectors in which we regularly find good opportunity. These included the charter school, health care, industrial development revenue and land secured sectors.

Proceeds for our bond purchases came primarily from new shareholder investments, bond calls and sales of tobacco securities. We also sold certain lower yielding bonds and used the proceeds to purchase comparable bonds offering high current yields. In doing so, we improved the fund’s income and generated tax losses to apply against future gains.

During the reporting period, we continued to use forward interest rate swaps and interest rate futures contracts to manage the duration of the portfolio. The forward interest rate swaps had a negligible impact on performance, while interest rate futures had a slightly negative impact.

At various times during the reporting period, the Fund used credit default swap contracts to take on credit risk to certain credits and earn a commensurate credit spread. From time to time, the Fund may also use credit default swaps to purchase credit protection on certain credits, although this was not done during the reporting period. The use of credit default swaps had a negligible impact on the fund’s performance during the reporting period.

Nuveen Strategic Municipal Opportunities Fund

The Nuveen Strategic Municipal Opportunities Fund’s Class A Shares at NAV significantly outperformed the S&P Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Classification Average for the twelve-month reporting period ended March 31, 2019.

Relative to the index, the Fund’s duration (interest rate) and yield curve positioning were significant performance contributors. Our duration management proved effective throughout the twelve months.

From the start of the reporting period through November 2018, we kept the Fund’s duration essentially neutral to that of the index. To achieve this target, we combined purchases of longer-dated bonds coupled with a duration hedge consisting of five- and ten-year Treasury futures. Starting in November 2018, we removed that hedge and allowed the Fund’s duration to lengthen in light of signs of economic softening and expectations that the Fed would pause its cycle of interest rate increases. Our greater optimism about the interest rate environment proved effective between December and the end of the reporting period, as rates declined and the municipal market rallied in light of continued favorable economic data. Late in the reporting period, we began to add back to the Fund’s Treasury hedge, as we wanted to trim duration in light of the market’s strong first quarter 2019 rally.

On balance, sector allocation and, especially, security selection lifted our relative performance. We fared particularly well in the industrial development revenue (IDR) bond sector, a strong performing category that we benefited from significantly overweighting. Among these corporate-backed municipal holdings, our strongest contributors were distressed credits with improving financial outlooks, including bonds for FirstEnergy Solutions, an energy supplier, Zilkha Biomass Selma LLC, an Alabama-based pellet manufacturer, and Hyatt Regency Chesapeake Bay, a resort and conference center owned by the State of Maryland. Also contributing was our investment in Delta Air Lines, Inc. bonds to finance the construction of its terminal at LaGuardia International Airport.

The Fund also benefited from overweighting the dedicated-tax, transportation and education sectors, all of which outperformed the index. In the dedicated-tax area, our top contributors included Guam Business Privilege Tax Bonds, Alabama Federal Aid Highway Finance Authority, Jacksonville Special Revenue and Colorado Regional Transportation Authority bonds. Within the transportation sector, we saw good performance from airport-related issuers, including bonds for the LINXS automated people-mover system under construction at Los Angeles International Airport. We also benefited from San Francisco and Sacramento airport bonds.

Among education bonds, the Fund benefited from New Hope (Texas) student-housing bonds for Texas A&M University, a distressed credit that enjoyed a strong rebound. Other contributors included holdings in St. Paul Charter School, California Charter School, Spring Hill College in Alabama and Rose-Hulman Institute for Technology in Indiana.

Several of our state and local general obligation (GO) positions were standout performers. At the state level, our holding in California GO debt was a notable contributor, while on the local side, we saw particularly strong results from certain longer-maturity holdings, including bonds of Escondido Unified School Districts, Michigan Finance Authority and Bexar County (Texas). Adding further value were a variety of positions affiliated with the U.S. territory of Puerto Rico, whose bonds performed well as the island continues to rebound from 2017 Hurricane Maria. Our holdings in bonds of Puerto Rico Electric Power Authority (known as PREPA), Puerto Rico Aqueduct and Sewer Authority (known as PRASA), and Puerto Rico pension bonds all were strong performers for the Fund.

One notable relative detractor came in the tobacco sector, where we saw a mixed performance impact. On the positive side, our underweighting in the category contributed, as the sector underperformed the index due to negative credit trends surrounding tobacco usage. In addition, our holdings in this sector underperformed, due to our limited exposure to zero-coupon tobacco bonds, which as a group performed especially well during the reporting period.

Although we experienced few credit challenges in the portfolio, our holding in bonds of Lombard Convention Center meaningfully detracted, as the issuer has experienced financial challenges that weighed on the securities’ prices.

As mentioned previously, the Fund used Treasury futures which modestly aided relative performance. These securities allowed us to reduce duration to our desired level without having to sell longer-duration securities we otherwise found attractive. In an environment of overall falling long-term interest rates, this interest rate hedge slightly aided performance. A second derivative position, our short position in credit default swaps on the City of Chicago, contributed negligibly to relative performance.

During roughly the first three quarters of the reporting period, we were more active than usual in purchasing higher quality debt for the portfolio, as we were finding better values in this part of the market in light of narrowing credit spreads. As the reporting period progressed, however, and credit spreads began to widen in the fourth quarter of 2018, we were again finding increased value among lower rated bonds. We started to add a number of high yield opportunities at better credit spreads, particularly in the first quarter of 2019.

Another theme to our purchase activity was to add exposure to the transportation sector, primarily through the addition of airport bonds subject to the alternative minimum tax (AMT). We liked AMT debt for its attractive yields relative to comparably structured non-AMT debt. We also anticipated that demand for these securities could grow, as more taxpayers come to realize that, in light of federal tax-law changes, they are no longer subject to the tax.

An Update on FirstEnergy Solutions Corp.

FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 1, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution’s parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

In terms of FirstEnergy Solutions holdings, shareholders should note that the Nuveen High Yield Municipal Bond Fund had 2.96% exposure, Nuveen Short Duration High Yield Municipal Bond Fund had 2.95% exposure and the Nuveen Strategic Municipal Opportunities Fund had 3.55% exposure, which was a mix of unsecured and secured holdings.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.

Nuveen Short Duration High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment-grade and unrated bonds with shorter maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund may engage in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.

Nuveen Strategic Municipal Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The use of derivatives involves substantial financial risks and transaction costs. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. The Fund periodically engages in a significant amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations, such as alternative minimum tax, call, defaulted bond, income, municipal bond market liquidity, municipal lease obligations, other investment companies, political and economic, tax, and zero coupon bonds risks, are described in detail in the Fund’s prospectus.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow, on a typically transient basis, in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.25%	7.01%	10.15%
Class A Shares at maximum Offering Price	2.75%	6.09%	9.68%
S&P Municipal Yield Index	7.44%	5.99%	8.34%
Lipper High Yield Municipal Debt Funds Classification Average	5.47%	5.29%	7.33%

Class C2 Shares	6.66%	6.43%	9.56%
Class I Shares	7.48%	7.22%	10.37%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	6.40%	6.17%	6.54%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	7.54%	4.49%

Since inception returns for Class C Shares are from 2/10/14. Since inception returns for Class R6 Shares are from 6/30/16. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.98%	1.78%	1.53%	0.74%	0.78%

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	21.89%

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.29%	4.67%	4.05%
Class A Shares at maximum Offering Price	3.63%	4.14%	3.62%
S&P Short Duration Municipal Yield Index	6.53%	4.28%	3.84%
Lipper High Yield Municipal Debt Funds Classification Average	5.47%	5.29%	3.99%

Class C Shares	5.62%	3.85%	4.01%
Class C2 Shares	5.73%	4.10%	3.49%
Class I Shares	6.57%	4.89%	4.26%

Since inception returns for Class A, Class C2, and Class I Shares, and the index and Lipper average, are from 2/01/13. Since inception returns for Class C Shares are from 2/10/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.61%

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	2.65%

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Strategic Municipal Opportunities Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	8.82%	4.95%
Class A Shares at maximum Offering Price	5.55%	4.21%
S&P Municipal Bond Index	5.12%	3.05%
Lipper General & Insured Municipal Debt Funds Classification Average	4.69%	2.78%

Class C Shares	7.95%	4.10%
Class I Shares	9.10%	5.15%

Since inception returns are from 12/16/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	0.99%	1.79%	0.80%
Net Expense Ratios	0.83%	1.63%	0.63%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2020 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.64% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to July 31, 2020 only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of March 31, 2019

Effective Leverage Ratio	1.37%

Growth of an Assumed $10,000 Investment as of March 31, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of March 31, 2019

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	4.85%	4.27%	4.51%	5.26%	5.27%
SEC 30-Day Yield	4.06%	3.45%	3.70%	4.47%	4.44%
Taxable-Equivalent Yield (23.4%)[2]	5.30%	4.50%	4.83%	5.83%	5.79%

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.51%	2.78%	3.08%	3.76%
SEC 30-Day Yield – Subsidized	3.09%	2.37%	2.62%	3.37%
SEC 30-Day Yield – Unsubsidized	3.09%	2.37%	2.62%	3.37%
Taxable-Equivalent Yield – Subsidized (23.6%)[2]	4.04%	3.10%	3.43%	4.41%
Taxable-Equivalent Yield – Unsubsidized (23.6%)[2]	4.04%	3.10%	3.43%	4.41%

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.47%	1.77%	2.71%
SEC 30-Day Yield – Subsidized	2.58%	1.87%	2.86%
SEC 30-Day Yield – Unsubsidized	2.48%	1.77%	2.75%
Taxable-Equivalent Yield – Subsidized (23.1%)[2]	3.36%	2.43%	3.72%
Taxable-Equivalent Yield – Unsubsidized (23.1%)[2]	3.23%	2.30%	3.58%

1

The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Holding

Summaries    as of March 31, 2019

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	114.2%

Common Stocks	0.5%

Corporate Bonds	0.3%

Short-Term Municipal Bonds	0.0%

Other Assets Less Liabilities	4.1%

Net Assets Plus Floating Rate Obligations	119.1%

Floating Rate Obligations	(19.1)%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	4.2%

AAA	0.1%

AA	16.3%

A	11.4%

BBB	8.8%

BB or Lower	22.4%

N/R (not rated)	36.4%

N/A (not applicable)	0.4%

Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	27.4%

Health Care	15.4%

Education and Civic Organizations	11.4%

Tax Obligation/General	8.8%

Industrials	7.4%

Transportation	7.1%

Consumer Staples	5.6%

Utilities	5.5%

Other	11.4%

Total	100%

States and Territories

(% of total municipal bonds)

California	17.4%

Illinois	13.1%

Florida	9.2%

Colorado	7.3%

New York	6.3%

Wisconsin	5.6%

Ohio	4.9%

Texas	4.2%

Pennsylvania	2.7%

Puerto Rico	2.2%

Arizona	2.2%

New Jersey	1.8%

Iowa	1.8%

Tennessee	1.7%

Other	19.6%

Total	100%

Holding Summaries as of March 31, 2019 (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.2%

Corporate Bonds	0.7%

Short-Term Municipal Bonds	0.4%

Other Assets Less Liabilities	3.6%

Net Assets Plus Floating Rate Obligations	101.9%

Floating Rate Obligations	(1.9)%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

U.S. Guaranteed	1.1%

AAA	0.1%

AA	2.7%

A	8.7%

BBB	20.7%

BB or Lower	31.4%

N/R (not rated)	35.3%

Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	27.1%

Health Care	12.8%

Education and Civic Organizations	11.2%

Tax Obligation/General	10.3%

Utilities	9.9%

Industrials	7.3%

Long-Term Care	5.1%

Other	16.3%

Total	100%

States and Territories

(% of total municipal bonds)

Illinois	13.8%

Florida	8.9%

California	8.2%

Pennsylvania	7.1%

Texas	6.0%

New Jersey	5.8%

Ohio	5.5%

Wisconsin	4.3%

New York	4.2%

Puerto Rico	3.6%

Colorado	3.4%

Arizona	3.2%

Kentucky	3.0%

Iowa	2.3%

Tennessee	1.4%

Other	19.3%

Total	100%

Nuveen Strategic Municipal Opportunities Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	101.6%

Corporate Bonds	0.1%

Other Assets Less Liabilities	(0.3)%

Net Assets Plus Floating Rate Obligations	101.4%

Floating Rate Obligations	(1.4)%

Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA	1.7%

AA	23.8%

A	29.4%

BBB	18.2%

BB or Lower	10.2%

N/R (not rated)	16.7%

Total	100%

Portfolio Composition

(% of total investments)

Utilities	17.9%

Transportation	17.1%

Tax Obligation/Limited	15.4%

Education and Civic Organizations	15.1%

Health Care	13.5%

Tax Obligation/General	7.8%

Water and Sewer	5.4%

Other	7.8%

Total	100%

States and Territories

(% of total municipal bonds)

California	21.5%

New York	9.2%

Texas	6.1%

Colorado	6.0%

Florida	5.6%

South Carolina	5.0%

Pennsylvania	4.7%

Ohio	3.9%

Minnesota	3.5%

Georgia	3.4%

Wisconsin	3.3%

Alabama	3.2%

Indiana	2.6%

Kentucky	2.1%

Other	19.9%

Total	100%

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2019.

The beginning of the period is October 1, 2018.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,044.20	$1,040.70	$1,041.90	$1,045.90	$1,045.30
Expenses Incurred During the Period	$4.08	$8.14	$6.87	$2.81	$3.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,016.95	$1,018.20	$1,022.19	$1,021.94
Expenses Incurred During the Period	$4.03	$8.05	$6.79	$2.77	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35%, 0.55% and 0.60% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.40	$1,032.20	$1,032.70	$1,037.30
Expenses Incurred During the Period	$4.01	$8.06	$6.79	$3.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.25	$1,021.99
Expenses Incurred During the Period	$3.98	$8.00	$6.74	$2.97

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.20	$1,054.00	$1,059.00
Expenses Incurred During the Period	$4.11	$8.19	$3.08
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,016.95	$1,021.94
Expenses Incurred During the Period	$4.03	$8.05	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60% and 0.60% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Municipal Trust and Shareholders of Nuveen High Yield Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen High Yield Municipal Bond Fund, Nuveen Short Duration High Yield Municipal Bond Fund and Nuveen Strategic Municipal Opportunities Fund (three of the Funds constituting Nuveen Municipal Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, and the statement of cash flows for Nuveen High Yield Municipal Bond Fund for the year ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019, the statement of cash flows for Nuveen High Yield Municipal Bond Fund for the year ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Chicago, Illinois

May 29, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen High Yield Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 115.0%

	MUNICIPAL BONDS – 114.2%

	Alabama – 1.0%

$2,917	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Refunding Taxable Series 2017C, 0.000%, 9/01/37, 144A (4)	5/19 at a100.00	N/R	$29

16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Series 2017A, 6.750%, 9/01/37, 144A (4)	9/27 at 100.00	N/R	11,200,000

3,398	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Big Sky Environmental LLC Project, Taxable Series 2017B, 6.750%, 9/01/37, 144A (4)	9/27 at 100.00	N/R	2,378,353

10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)	5/19 at 100.00	B1	10,049,500

3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1994, 6.450%, 12/01/23 (AMT)	5/19 at 100.00	B1	3,884,132

10,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45, 144A	9/25 at 100.00	N/R	10,559,300

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Methodist Home for the Aging, Refunding Series 2015-1:
1,350	5.750%, 6/01/35	6/26 at 100.00	N/R	1,497,595
2,500	5.750%, 6/01/45	6/26 at 100.00	N/R	2,716,500

	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F:
2,400	0.000%, 10/01/46	10/23 at 105.00	BB	2,207,040
35,500	0.000%, 10/01/50	10/23 at 105.00	BB	32,565,215

	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C:
16,370	0.000%, 10/01/38 – AGM Insured	10/23 at 105.00	BB+	14,986,899
5,000	0.000%, 10/01/42 – AGM Insured	10/23 at 105.00	BB+	4,549,600
2,520	0.000%, 10/01/46 – AGM Insured (5)	10/23 at 105.00	BB+	2,291,864
10,000	0.000%, 10/01/50 – AGM Insured	10/23 at 105.00	BB+	9,092,400

34,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.000%, 10/01/42	10/23 at 105.00	BB	40,490,148

1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013E, 0.000%, 10/01/35	10/23 at 41.20	BB	355,710

32,835	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	34,307,650

3,000	Phoenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Coated Board Project, Series 2012A, 4.125%, 5/15/35 (AMT)	11/22 at 100.00	BBB	3,032,010
193,455	Total Alabama			186,163,945

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona – 2.5%

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A:
$1,670	5.125%, 7/01/37, 144A	7/26 at 100.00	BB	$1,764,489
2,000	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	2,106,920

1,885	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 5.000%, 7/01/51, 144A	7/27 at 100.00	BB	1,951,842

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Franklin Phonetic Charter School Project, Refunding Series 2017:
580	5.500%, 7/01/37, 144A	7/27 at 100.00	N/R	586,461
1,390	5.750%, 7/01/47, 144A	7/27 at 100.00	N/R	1,412,657
1,505	5.875%, 7/01/52, 144A	7/27 at 100.00	N/R	1,531,894

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A:
700	6.000%, 11/01/37, 144A	11/27 at 100.00	N/R	693,777
3,850	6.250%, 11/01/50, 144A	11/27 at 100.00	N/R	3,797,524

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A:
6,145	6.000%, 9/15/38, 144A	9/23 at 105.00	BB+	6,373,533
20,060	6.150%, 9/15/53, 144A	9/23 at 105.00	BB+	20,801,016

	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2017B:
1,545	5.000%, 3/01/37, 144A	9/27 at 100.00	BB+	1,619,515
1,405	5.000%, 3/01/42, 144A	9/27 at 100.00	BB+	1,456,690

	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B:
1,280	5.125%, 7/01/47, 144A	7/27 at 100.00	BB	1,287,168
565	5.250%, 7/01/51, 144A	7/27 at 100.00	BB	570,599

	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A:
1,500	5.000%, 7/01/37, 144A	7/22 at 101.00	N/R	1,521,300
3,555	5.250%, 7/01/47, 144A	7/22 at 101.00	N/R	3,608,396
3,945	5.250%, 7/01/52, 144A	7/22 at 101.00	N/R	3,984,253

2,260	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater Academy of Nevada – Mountain Vista Campus Project, Series 2018A, 5.500%, 12/15/48, 144A	12/26 at 100.00	BB	2,325,495

3,150	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada Horizon, Inspirada, and St Rose Campus Projects, Series 2018A, 5.750%, 7/15/48, 144A	7/26 at 100.00	BB+	3,388,014

11,260	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 6.500%, 6/01/50, 144A	6/28 at 100.00	N/R	11,579,334

18,350	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	18,562,309

10,325	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A	7/27 at 100.00	N/R	10,583,022

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
$655	5.000%, 7/15/29, 144A	7/24 at 100.00	N/R	$717,821
650	5.000%, 7/15/33, 144A	7/24 at 100.00	N/R	703,404
750	5.000%, 7/15/38, 144A	7/24 at 100.00	N/R	802,965

1,059	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 5.375%, 7/01/39, 144A	7/24 at 100.00	N/R	1,093,312

2,093	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 5.000%, 7/01/39, 144A	7/25 at 100.00	N/R	1,894,835

3,250	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	Ba1	3,424,752

4,540	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/47, 144A	7/26 at 100.00	BB+	4,718,604

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	5/19 at 100.00	N/R	389,374

12,555	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Junior Lien Series 2017D, 4.000%, 7/01/40 (UB) (6)	7/27 at 100.00	A+	13,283,692

1,660	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts Project, Series 2008, 7.250%, 7/01/48, 144A (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (7)	1,694,329

5,365	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41, 144A	7/21 at 100.00	N/R	5,681,320

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A:
1,880	5.000%, 7/01/35, 144A	7/25 at 100.00	BB	1,970,184
3,130	5.000%, 7/01/46, 144A	7/25 at 100.00	BB	3,236,576

640	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (7)	702,195

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34, 144A	7/24 at 100.00	Ba1	3,308,310
10,000	6.750%, 7/01/44, 144A	7/24 at 100.00	Ba1	11,040,300

4,650	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45, 144A	7/25 at 100.00	Ba1	4,777,596

5,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	Ba1	5,162,150

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	2,575,519
4,225	7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	4,528,186

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,195	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	BBB–	$1,239,657

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014:
21,375	5.000%, 2/01/29	2/24 at 100.00	B+	21,546,855
18,375	5.125%, 2/01/34	2/24 at 100.00	B+	18,328,144
22,635	5.375%, 2/01/41	2/24 at 100.00	B+	22,537,443

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (6)	6/22 at 100.00	A3	5,343,650

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 2016-XF2337:
2,080	14.223%, 6/01/34, 144A (IF) (6)	6/22 at 100.00	A3	2,809,851
775	13.241%, 6/01/42, 144A (IF) (6)	6/22 at 100.00	A3	987,714
975	13.245%, 6/01/42, 144A (IF) (6)	6/22 at 100.00	A3	1,242,696
1,500	13.259%, 6/01/42, 144A (IF) (6)	6/22 at 100.00	A3	1,912,365
375	13.259%, 6/01/42, 144A (IF) (6)	6/22 at 100.00	A3	478,091
1,265	13.259%, 6/01/42, 144A (IF) (6)	6/22 at 100.00	A3	1,612,761

9,425	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	9,616,987

6,395	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	6,425,120

3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	CCC	3,293,196

	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014:
1,000	7.000%, 5/01/34	5/24 at 100.00	N/R	1,100,460
1,800	7.250%, 5/01/44	5/24 at 100.00	N/R	1,974,564

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
1,305	6.000%, 7/01/33	7/20 at 102.00	BB–	1,300,015
2,110	5.700%, 7/01/35	7/20 at 102.00	BB–	2,014,691
1,330	6.000%, 7/01/43	7/20 at 102.00	BB–	1,277,266
800	6.000%, 7/01/48	7/20 at 102.00	BB–	760,776

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
2,870	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	2,931,877
4,865	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	4,965,122

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A:
50	6.875%, 7/01/34	7/20 at 102.00	BB–	49,695
1,895	7.375%, 7/01/49	7/20 at 102.00	BB–	1,900,192

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
3,445	5.250%, 7/01/36	7/26 at 100.00	BB–	3,143,390
5,700	5.375%, 7/01/46	7/26 at 100.00	BB–	5,054,817
6,830	5.500%, 7/01/51	7/26 at 100.00	BB–	6,042,842

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
$1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	$1,913,717
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,483,910

8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A, 9.000%, 2/01/44	2/24 at 100.00	N/R	10,130,739

2,660	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	2,734,959

11,315	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A	2/28 at 100.00	N/R	11,992,316

7,600	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (7)	7,727,528

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
340	7.000%, 1/01/22	No Opt. Call	B	339,782
4,275	7.375%, 1/01/32	1/22 at 100.00	B	4,030,641
6,695	7.500%, 1/01/42	1/22 at 100.00	B	6,181,828

5,770	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A	6/25 at 100.00	BB	5,803,581

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,190	6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	1,198,616
2,750	6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	2,770,350

15,970	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	BB–	17,630,241

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	BBB+	66,569
80	5.250%, 12/01/28	No Opt. Call	BBB+	98,044
26,530	5.500%, 12/01/37, 144A	No Opt. Call	Ba3	34,621,915

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,164,163
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,383,328

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A:
2,140	6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	2,375,764
2,665	6.125%, 10/01/47, 144A	10/27 at 100.00	N/R	2,936,377
3,085	6.125%, 10/01/52, 144A	10/27 at 100.00	N/R	3,390,045

14,335	The Industrial Development Authority of the County of Maricopa, Arizona, Revenue Bonds, Banner Health, Series 2017A, 4.000%, 1/01/41 (UB) (6)	1/28 at 100.00	AA–	15,140,484

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
4,557	5.750%, 7/01/22	5/19 at 100.00	N/R	4,557,273
8,923	6.000%, 7/01/30	5/19 at 100.00	N/R	8,814,496

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$4,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Series 2012, 5.125%, 3/01/42, 144A	9/22 at 100.00	BB+	$4,428,927

	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011:
2,820	7.625%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	BB+ (7)	3,106,625
1,830	7.875%, 3/01/42 (Pre-refunded 3/01/21)	3/21 at 100.00	BB+ (7)	2,044,824

1,305	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)	6/19 at 100.00	N/R	1,258,725
447,162	Total Arizona			468,427,636

	California – 19.9%

	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
855	0.000%, 9/01/29 – AGM Insured	No Opt. Call	A2	629,981
5,500	0.000%, 9/01/34 – AGM Insured	No Opt. Call	A2	3,263,590
4,310	0.000%, 9/01/35 – AGM Insured	No Opt. Call	A2	2,454,588

1,810	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.000%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	1,997,100

	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
1,540	5.000%, 3/01/31	3/26 at 100.00	Ba3	1,653,159
1,940	5.250%, 3/01/36	3/26 at 100.00	Ba3	2,075,082
12,075	5.000%, 3/01/41	3/26 at 100.00	Ba3	12,472,992
15,900	5.000%, 3/01/46	3/26 at 100.00	Ba3	16,394,013

3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, School Facilities Improvement District 1, Tender Option Bond Trust 2016-XG0071, 13.362%, 8/01/47, 144A (IF) (6)	8/23 at 100.00	A+	4,846,158

1,000	Arvin Community Redevelopment Agency, California, Tax Allocation Bonds, Arvin Redevelopment Project, Series 2005, 5.125%, 9/01/35	5/19 at 100.00	N/R	996,420

6,880	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007, 5.000%, 9/01/37	9/19 at 100.00	N/R	6,940,475

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Election 2016 Series 2017A:
4,890	4.000%, 11/01/42 (UB) (6)	11/26 at 100.00	A+	5,150,930
3,750	4.000%, 11/01/46 (UB) (6)	11/26 at 100.00	A+	3,929,400

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42 (5)	5/40 at 100.00	A+	1,186,260
4,480	0.000%, 5/01/47 (5)	5/40 at 100.00	A+	3,112,390

4,210	Banning Unified School District, Riverside County, California, General Obligation Bonds, 2016 Election Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (6)	8/27 at 100.00	AA	4,448,749

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7:
13,000	4.000%, 4/01/47 (UB) (6)	4/27 at 100.00	A1	13,674,440
1,000	4.000%, 4/01/49 (UB) (6)	4/27 at 100.00	A1	1,048,380

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$19,315	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2014S-6, 5.000%, 10/01/54 (UB) (6)	10/24 at 100.00	A1	$21,263,111

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,116,848

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,088,910

2,085	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,342,852

7,205	Cabrillo Unified School District, San Mateo County, California, General Obligation Bonds, Series 2017C, 4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	AA–	7,565,250

4,155	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (6)	8/27 at 100.00	AA	4,415,602

14,700	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 0.000%, 6/01/57	4/19 at 11.52	N/R	1,417,815

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
1,500	5.650%, 6/01/41	4/19 at 100.00	B2	1,500,795
1,175	5.700%, 6/01/46	4/19 at 100.00	B2	1,175,447

74,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Turbo Series 2006B, 0.000%, 6/01/46	4/19 at 19.47	N/R	14,371,540

2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	5/19 at 100.00	Ba3	2,005,040

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	5/19 at 100.00	BB–	7,017,710

50,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	4/19 at 21.49	N/R	8,797,500

28,600	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Subordinate Turbo Capital Appreciation Series 2006B, 0.000%, 6/01/46	4/19 at 20.79	N/R	5,019,014

10,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Revenue Bonds, Fresno County Tobacco Funding Corporation, Subordinate Turbo Capital Series 2006A, 0.000%, 6/01/46	4/19 at 17.64	N/R	1,759,600

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	10,515,800

6,665	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 4.000%, 8/15/40 (UB)	8/25 at 100.00	A+	7,006,515

	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B:
11,530	4.000%, 11/15/41 (UB) (6)	11/26 at 100.00	A+	12,182,598
55,910	5.000%, 11/15/46 (UB) (6)	11/26 at 100.00	A+	64,203,130

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$27,515	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 4.000%, 11/15/48 (UB) (6)	11/27 at 100.00	A+	$28,988,428

24,760	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A, 4.000%, 11/15/42 (UB) (6)	11/27 at 100.00	A+	26,236,686

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
4,000	14.942%, 11/15/40, 144A (Pre-refunded 11/15/21) (IF) (6)	11/21 at 100.00	AA– (7)	5,596,040
2,500	15.948%, 11/15/40, 144A (Pre-refunded 11/15/21) (IF) (6)	11/21 at 100.00	AA– (7)	3,561,650
1,500	15.948%, 11/15/40, 144A (Pre-refunded 11/15/21) (IF) (6)	11/21 at 100.00	AA– (7)	2,136,990

7,070	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 4.000%, 3/01/39 (UB) (6)	3/26 at 100.00	A	7,379,313

	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
3,810	5.000%, 2/01/42 (UB) (6)	2/27 at 100.00	A1	4,354,373
6,830	5.000%, 2/01/47 (UB) (6)	2/27 at 100.00	A1	7,809,832

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002:
605	13.252%, 4/01/42, 144A (IF) (6)	4/22 at 100.00	AA–	782,374
1,250	13.275%, 4/01/42, 144A (IF) (6)	4/22 at 100.00	AA–	1,617,238

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2:
10,000	4.000%, 11/01/38 (UB) (6)	11/27 at 100.00	AA–	10,850,500
140,100	4.000%, 11/01/44 (UB) (6)	11/27 at 100.00	AA–	148,737,165
42,070	5.000%, 11/01/47 (UB) (6)	No Opt. Call	AA–	58,378,015
9,250	4.000%, 11/01/51 (UB)	11/27 at 100.00	AA–	9,640,350

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Bond Trust 2015-XF0152:
540	13.913%, 8/15/43, 144A (IF) (6)	8/24 at 100.00	A+	773,199
1,250	13.931%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	A+	1,642,763

	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120:
460	16.387%, 10/01/38, 144A (IF) (6)	10/24 at 100.00	AA–	782,915
845	16.429%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	1,377,299
3,150	16.480%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	5,141,367
2,000	16.480%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	3,264,360
2,000	16.480%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	3,264,360

29,145	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Refunding Series 2016A, 4.000%, 10/01/47 (UB) (6)	10/26 at 100.00	AA–	30,322,749

1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,966,245

3,335	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (6)	8/25 at 100.00	AA–	3,748,307

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
1,610	16.597%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA–	2,263,644
1,800	16.605%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA–	2,531,178

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
2,385	13.846%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA–	3,159,839
2,000	13.849%, 8/15/51, 144A (IF) (6)	8/22 at 100.00	AA–	2,649,940

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2221:
$2,500	17.982%, 8/15/42, 144A (Pre-refunded 8/15/20) (IF)	8/20 at 100.00	AA– (7)	$3,124,400
2,000	17.982%, 8/15/42, 144A (Pre-refunded 8/15/20) (IF)	8/20 at 100.00	AA– (7)	2,499,520

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XG0048:
2,500	17.876%, 8/15/42, 144A (Pre-refunded 8/15/20) (IF) (6)	8/20 at 100.00	AA– (7)	3,124,400
2,500	17.876%, 8/15/42, 144A (Pre-refunded 8/15/20) (IF) (6)	8/20 at 100.00	AA– (7)	3,124,400

8,715	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2016A, 4.000%, 10/01/45 (UB) (6)	10/26 at 100.00	AAA	9,280,516

6,085	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A, 4.000%, 11/01/45 (UB) (6)	11/23 at 100.00	A	6,257,449

11,085	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies – El Dorado Hills Project, Series 2018A, 5.750%, 10/01/48, 144A	10/22 at 105.00	N/R	11,293,731

1,315	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies – El Dorado Hills Project, Taxable Series 2018B, 5.500%, 10/01/25, 144A	10/22 at 105.00	N/R	1,326,204

1,500	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A, 5.250%, 10/01/45	10/22 at 102.00	BB	1,550,565

	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A:
640	5.500%, 6/01/38, 144A	6/26 at 100.00	BB	689,741
1,595	5.500%, 6/01/48, 144A	6/26 at 100.00	BB	1,699,696
1,550	5.500%, 6/01/53, 144A	6/26 at 100.00	BB	1,641,977

1,150	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/48, 144A	6/28 at 100.00	Ba1	1,219,322

	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
500	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	522,395
6,025	5.000%, 6/15/46, 144A	6/26 at 100.00	BB	6,223,162

3,875	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	4,104,245

2,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 5.000%, 10/01/44	10/22 at 102.00	BB	2,044,320

1,195	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/41, 144A	7/26 at 100.00	BB	1,261,765

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
2,750	5.250%, 8/01/42	8/22 at 100.00	BB	2,841,300
675	5.300%, 8/01/47	8/22 at 100.00	BB	697,390

1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,194,778

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,680	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49, 144A	8/24 at 100.00	BB–	$1,727,796

910	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2015A, 6.125%, 8/01/45, 144A	8/26 at 100.00	N/R	930,093

1,715	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BBB–	1,859,403

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
760	6.750%, 10/01/28	5/19 at 100.00	N/R	760,745
1,000	7.000%, 10/01/39	5/19 at 100.00	N/R	1,000,650

2,225	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Senior Series 2014A, 5.250%, 8/15/49	8/24 at 100.00	BBB+	2,429,945

1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,375,639

8,445	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (7)	9,073,730

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	N/R	5,490,050

7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/15/48	11/23 at 100.00	N/R	8,527,921

3,100	California Municipal Finance Authority, Multifamily Housing Revenue Bonds, Casa Griffin Apartments, Series 2011A-1, 6.000%, 10/01/46	10/21 at 100.00	BB+	3,183,576

	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A:
1,000	5.000%, 11/01/36, 144A	11/26 at 100.00	N/R	1,126,020
3,935	5.000%, 11/01/46, 144A	11/26 at 100.00	N/R	4,355,297

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32, 144A	1/22 at 100.00	N/R	602,131
530	6.875%, 1/01/42, 144A	1/22 at 100.00	N/R	562,139

1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,250,393

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (7)	518,645
1,040	8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (7)	1,081,777

2,600	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 4.000%, 12/31/47 (AMT)	6/28 at 100.00	BBB+	2,689,570

9,350	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 4.000%, 12/31/47 – AGM Insured (AMT) (UB) (6)	6/28 at 100.00	BBB+	9,777,202

1,170	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A, 5.250%, 11/01/47	11/26 at 100.00	BBB–	1,281,092

1,085	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/40	7/24 at 100.00	BBB–	1,184,473

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,600	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27 (AMT), 144A	No Opt. Call	N/R	$5,320,000

3,310	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27 (AMT), 144A	12/23 at 12.00	N/R	3,144,500

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
13,965	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	14,840,187
12,940	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	13,656,488

	California Public Finance Authority, Charter School Lease Revenue Bonds, Laverne Elementary Preparatory Academy Project, Series 2019A:
870	5.000%, 6/15/39, 144A	6/23 at 100.00	N/R	884,103
1,000	5.000%, 6/15/49, 144A	6/23 at 100.00	N/R	1,012,010

	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A:
2,055	6.125%, 6/15/37	6/27 at 100.00	N/R	2,077,852
3,025	6.250%, 6/15/47	6/27 at 100.00	N/R	3,055,552

555	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017B, 7.375%, 6/15/23	No Opt. Call	N/R	550,599

10,000	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A, 4.000%, 8/01/47 (UB) (6)	2/28 at 100.00	Aa3	10,553,500

1,700	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	B1	1,750,813

	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A:
4,350	5.000%, 7/01/36, 144A	7/26 at 100.00	BB+	4,504,729
2,360	5.000%, 7/01/46, 144A	7/26 at 100.00	BB+	2,420,369

	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A:
2,755	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,814,150
1,025	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	1,035,998

	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A:
2,010	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	1,799,272
1,100	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	952,237

	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A:
5,915	5.750%, 6/01/42	6/26 at 100.00	N/R	5,737,846
5,065	5.875%, 6/01/52	6/26 at 100.00	N/R	4,910,163

	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Series 2016A:
2,525	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,581,257
2,930	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	2,977,407

2,000	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A, 5.000%, 10/01/44, 144A	10/27 at 100.00	BB+	2,107,500

1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42, 144A	10/22 at 100.00	BBB–	1,042,280

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017:
$1,250	6.250%, 7/01/37, 144A	7/27 at 100.00	N/R	$1,267,525
5,000	6.500%, 7/01/50, 144A	7/27 at 100.00	N/R	5,062,950

1,430	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.875%, 5/01/47, 144A	5/27 at 100.00	N/R	1,375,789

1,135	California School Finance Authority, Charter School Revenue Bonds, Larchmont Charter School Project, Series 2018A, 5.000%, 6/01/55, 144A	6/27 at 100.00	N/R	1,185,178

	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2017A:
1,230	5.000%, 6/01/34, 144A	6/26 at 100.00	N/R	1,291,008
1,460	5.250%, 6/01/52, 144A	6/26 at 100.00	N/R	1,524,517

	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools Obligated Group, Series 2017G:
610	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	633,991
525	5.000%, 6/01/53, 144A	6/27 at 100.00	N/R	541,653

11,770	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47 (4)	6/20 at 102.00	N/R	8,768,650

	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,205	5.750%, 6/01/34, 144A	6/24 at 100.00	BB+	1,294,869
2,390	6.000%, 6/01/44, 144A	6/24 at 100.00	BB+	2,569,322

	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
2,010	6.400%, 8/01/34, 144A	2/24 at 100.00	BB–	2,141,675
4,960	6.750%, 8/01/44, 144A	2/24 at 100.00	BB–	5,321,386

2,000	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 4.125%, 7/01/35, 144A	7/25 at 100.00	BBB	2,077,300

1,300	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.750%, 11/01/45, 144A	11/24 at 100.00	N/R	1,376,466

690	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.125%, 7/01/44	7/24 at 100.00	BBB	745,731

	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A:
1,280	5.750%, 7/01/41, 144A	7/26 at 100.00	BB+	1,402,765
2,250	6.000%, 7/01/51, 144A	7/26 at 100.00	BB+	2,482,897

10,540	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1029, 14.034%, 9/01/32, 144A (IF) (6)	9/23 at 100.00	AA–	15,852,582

15,725	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039, 14.239%, 4/01/43, 144A (IF) (6)	4/23 at 100.00	AA–	22,096,141

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 15.390%, 3/01/40– AGM Insured, 144A (IF) (6)	3/20 at 100.00	Aa3	5,070,015

3,055	California State, General Obligation Bonds, Various Purpose Series 2015, 4.000%, 8/01/45 (UB) (6)	8/25 at 100.00	AA–	3,223,758

10,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46 (UB)	8/26 at 100.00	AA–	11,550,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
$2,500	14.342%, 11/01/43, 144A (IF) (6)	11/23 at 100.00	AA–	$3,647,200
750	10.315%, 11/01/44, 144A (IF) (6)	11/24 at 100.00	AA–	899,363

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
34,785	5.250%, 12/01/44	12/24 at 100.00	BB–	37,803,642
101,445	5.500%, 12/01/54	12/24 at 100.00	BB–	110,966,628

135,790	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	148,562,407

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
4,565	5.250%, 12/01/43, 144A	6/28 at 100.00	BB–	5,146,809
31,165	5.500%, 12/01/58, 144A	6/28 at 100.00	BB–	35,304,335

2,195	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,452,078

1,000	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development – Hooper Street LLC Project, Series 2019, 5.250%, 7/01/52, 144A	7/29 at 100.00	BB+	1,073,710

1,900	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	1,918,962

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	2,658,808

1,300	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	1,417,455

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	4,752,253

440	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 16.163%, 11/15/49, 144A (IF) (6)	11/24 at 100.00	AA	704,695

25,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Series 2014, 5.000%, 7/01/44 (UB) (6)	7/24 at 100.00	A–	27,642,000

	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
3,000	4.000%, 8/15/41 (UB) (6)	8/26 at 100.00	A+	3,123,960
5,440	5.000%, 8/15/51 (UB) (6)	8/26 at 100.00	A+	6,152,966

6,500	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57 (UB) (6)	12/27 at 100.00	A+	7,341,750

	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
7,210	5.000%, 6/01/36, 144A	6/26 at 100.00	N/R	7,971,448
8,150	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	8,864,510

14,940	California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Green Series 2018A, 4.000%, 8/01/45 (UB) (6)	8/23 at 100.00	A–	15,277,196

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	$1,061,930

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,176,769

	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A:
3,245	5.375%, 9/01/35	9/25 at 100.00	N/R	3,321,647
3,285	5.625%, 9/01/45	9/25 at 100.00	N/R	3,378,163

1,370	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	1,491,588

1,950	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	2,057,270

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,610	5.000%, 9/02/35	9/25 at 100.00	N/R	3,841,834
1,180	5.000%, 9/02/40	9/25 at 100.00	N/R	1,244,794

3,955	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	4,070,288

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017A:
1,790	5.000%, 9/02/37	9/27 at 100.00	N/R	1,924,733
1,980	5.000%, 9/02/46	9/27 at 100.00	N/R	2,110,046

2,300	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017B, 5.000%, 9/02/47	9/27 at 100.00	N/R	2,474,846

3,145	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A, 5.000%, 9/02/47	9/28 at 100.00	N/R	3,412,797

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,445,650

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,434,338
2,250	7.500%, 11/01/41 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	2,596,005

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
6,360	5.750%, 7/01/30	5/19 at 100.00	CC	6,225,168
15,010	5.750%, 7/01/35	5/19 at 100.00	CC	14,727,512
13,000	5.500%, 7/01/39	5/19 at 100.00	CC	12,778,090

2,610	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25	5/19 at 100.00	CC	2,546,473

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,034,450

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
$685	5.000%, 9/01/22 – AMBAC Insured	5/19 at 100.00	N/R	$686,548
155	5.250%, 9/01/27 – AMBAC Insured	5/19 at 100.00	N/R	155,312

2,820	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding Series 2016, 4.000%, 9/01/27, 144A	9/24 at 100.00	N/R	2,856,942

2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Bond Trust 2015-XF0229, 14.105%, 6/01/21, 144A (IF) (6)	No Opt. Call	AA+	3,749,550

500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Junior Lien Series 2013B, 5.000%, 9/01/35	9/23 at 100.00	N/R	544,725

18,135	Cotati-Rohnert Park Unified School District, Sonoma County, California, General Obligation Bonds, 2014 Election Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	A1	19,066,051

1,250	Dana Point, California, Special Tax Bonds, Community Facilities District 2006-1 Series 2014, 5.000%, 9/01/45	9/23 at 100.00	N/R	1,316,613

5,820	Davis Joint Unified School District, Yolo County, California, General Obligation Bonds, Series 2019, 4.000%, 8/01/40 – AGM Insured (UB) (6)	8/26 at 100.00	AA	6,147,026

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 216-XG0043, 13.926%, 8/01/39, (Pre-refunded 8/01/19), 144A (IF) (6)	8/19 at 100.00	AA (7)	5,238,150

	Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2016, Series 2017:
10,535	4.000%, 8/01/44 (UB) (6)	8/26 at 100.00	Aa2	11,180,585
10,000	4.000%, 8/01/46 (WI/DD, Settling 4/04/19) (UB)	8/26 at 100.00	Aa2	10,580,400

	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	AA–	2,698,080
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	AA–	3,558,438
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	AA–	3,415,629

3,460	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/19 at 100.00	N/R	3,533,144

7,385	Fillmore, California, Wastewater Revenue Bonds, Refunding Series 2017, 4.000%, 5/01/42 – AGM Insured (UB) (6)	5/27 at 100.00	A2	7,851,658

2,785	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	3,087,117

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	7,596,290

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
6,000	0.000%, 1/15/32 – AGM Insured (5)	1/31 at 100.00	BBB–	6,110,400
4,500	5.750%, 1/15/46	1/24 at 100.00	Baa3	5,173,155

9,550	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Crossover Refunding Series 2016B, 0.000%, 8/01/43	8/26 at 54.52	Aa3	4,016,443

6,900	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Crossover Refunding Series 2016B, 4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	Aa3	7,222,023

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,340	Garvey School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB) (6)	8/27 at 100.00	AA	$5,658,851

12,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40 (UB) (6)	6/25 at 100.00	A+	13,498,200

156,945	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B3	158,687,089

10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47	6/22 at 100.00	N/R	9,979,800

61,050	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	60,926,679

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
690	13.232%, 6/01/40, 144A (IF) (6)	6/25 at 100.00	A+	1,034,172
2,485	13.242%, 6/01/40, 144A (IF) (6)	6/25 at 100.00	A+	3,725,587

1,157,910	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/19 at 19.49	CCC+	185,369,812

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Bonds, Gonzalez Redevelopment Project, Refunding Series 2011, 8.000%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	1,796,303

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 2017-XF2453, 18.527%, 7/15/40, 144A (Pre-refunded 7/15/21) (IF) (6)	7/21 at 100.00	Aaa (7)	2,685,544

7,000	Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Refunding Series 2018, 4.000%, 8/01/47 (UB) (6)	8/28 at 100.00	AA	7,435,190

630	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, South Bay, Series 2006, 4.600%, 9/01/21	9/19 at 100.00	N/R	636,968

18,770	Hayward Area Recreation and Park District, California, General Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	AA+	19,989,862

	Hayward Unified School District, Alameda County, California, General Obligation Bonds, Election 2014, Series 2017:
12,580	4.000%, 8/01/39 – AGM Insured (UB) (6)	8/26 at 100.00	AA	13,416,822
44,380	4.000%, 8/01/42 – AGM Insured (UB) (6)	8/26 at 100.00	AA	46,784,952

	Hayward Unified School District, Alameda County, California, General Obligation Bonds, Election 2014, Tender Option Bond Trust 2017-XF0545:

160	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	5/19 at 100.00	A	160,462

283,100	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2 Turbo Capital Appreciation, 0.000%, 6/01/47	4/19 at 15.46	N/R	41,581,728

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 33 Eastvale Area, Series 2014:
3,260	5.000%, 9/01/43	9/24 at 100.00	N/R	3,487,548
3,140	5.000%, 9/01/43	9/24 at 100.00	N/R	3,359,172

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$11,510	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, 2014 Election Series 2017B, 4.000%, 8/01/41 (UB) (6)	8/27 at 100.00	Aa3	$12,186,213

4,445	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	4,977,111

1,100	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2014, 5.000%, 5/15/36	5/22 at 101.00	BBB–	1,147,564

260	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	9/24 at 100.00	N/R	279,607

1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,240,440

	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013:
1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	1,691,970
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,135,960

1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.250%, 9/01/29	9/22 at 100.00	N/R	1,047,710

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB (7)	2,035,720
1,400	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (7)	1,425,004
1,045	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB (7)	1,063,664

3,170	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	3,431,588

805	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.375%, 9/01/35	9/23 at 100.00	N/R	861,616

10,255	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2017E, 4.000%, 8/01/44 (UB) (6)	8/26 at 100.00	Aa2	10,883,426

	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2017A:
6,380	4.000%, 8/01/39 (UB) (6)	8/26 at 100.00	Aa2	6,830,492
10,450	4.000%, 8/01/40 (UB) (6)	8/26 at 100.00	Aa2	11,143,044
13,045	4.000%, 8/01/41 (UB) (6)	8/26 at 100.00	Aa2	13,878,967
14,760	4.000%, 8/01/42 (UB) (6)	8/26 at 100.00	Aa2	15,688,994
32,355	4.000%, 8/01/45 (UB) (6)	8/26 at 100.00	Aa2	34,307,301

1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (5)	8/29 at 100.00	Aa3	1,703,702

5,970	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,119,966

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Series 2019A:
14,895	4.000%, 5/15/44 (AMT) (UB) (6)	5/29 at 100.00	AA–	15,828,917
11,910	5.000%, 5/15/49 (WI/DD, Settling 4/02/19) (AMT) (UB)	5/29 at 100.00	AA–	13,987,819

6,300	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B, 5.000%, 5/15/46 (AMT) (UB) (6)	5/26 at 100.00	AA–	7,134,498

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2016-XL0005, 13.991%, 5/15/35, 144A (IF) (6)	5/20 at 100.00	AA	$2,171,044

5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44 (UB) (6)	7/24 at 100.00	AA	5,624,350

24,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47 (UB) (6)	1/27 at 100.00	AA	27,741,120

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047:
1,150	13.672%, 7/01/38, 144A (IF) (6)	7/22 at 100.00	AA	1,586,103
1,715	13.693%, 7/01/43, 144A (IF) (6)	1/24 at 100.00	AA	2,498,824

16,145	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 4.000%, 7/01/47 (UB) (6)	1/27 at 100.00	Aa2	17,102,399

2,420	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 16.605%, 7/01/44, 144A (IF) (6)	7/24 at 100.00	Aa2	3,956,047

	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2017-XF2455:
1,385	17.010%, 6/01/34, 144A (Pre-refunded 6/01/19) (IF) (6)	6/19 at 100.00	N/R (7)	1,424,223
1,115	17.010%, 6/01/34, 144A (Pre-refunded 6/01/19) (IF) (6)	6/19 at 100.00	AA+ (7)	1,146,577

8,000	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	Aa2	8,519,920

18,700	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Election 2016 Series 2018B, 4.000%, 8/01/47 (UB) (6)	8/28 at 100.00	Aa2	20,096,703

1,000	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	1,124,030

8,000	Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2014 Series 2017, 4.000%, 8/01/46 (UB)	8/27 at 100.00	Aa3	8,483,680

	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011A:
1,185	7.000%, 8/01/26 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	1,334,855
2,650	7.250%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	3,000,250
10,010	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	11,390,079

3,950	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011B, 7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	4,499,484

25,420	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (UB) (6)	8/27 at 100.00	Aa2	26,890,801

7,895	Marin Public Financing Authority, California, Revenue Bonds, Sausalito Marin City Sanitary District, Series 2017, 4.000%, 4/01/42 (UB) (6)	4/27 at 100.00	AA–	8,390,727

	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
890	5.125%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	947,966
1,190	5.250%, 1/01/42 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	1,270,063

1,500	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 6.250%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (7)	1,529,760

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
$1,540	6.500%, 5/01/26 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	$1,701,484
1,075	6.900%, 5/01/36 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,196,507

6,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2016A, 4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	A1	6,256,140

1,075	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	1,163,193

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	9/19 at 100.00	N/R	1,017,787
1,325	5.000%, 9/01/37	9/19 at 100.00	N/R	1,332,486

15,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49 (WI/DD, Settling 4/04/19) (UB)	8/29 at 100.00	AA	16,194,000

2,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	A	2,167,280

580	Murrieta, California, Special Tax Bonds, Community Facilities District 2005-5 Golden City Improvement Area A, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	639,363

2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (7)	2,658,983

3,390	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	A1	2,716,068

18,655	Ontario-Montclair School District, San Bernardino County, California, General Obligation Bonds, Series 2019B, 5.000%, 8/01/48 (WI/DD, Settling 4/05/19) (UB)	8/27 at 100.00	Aa2	19,770,756

3,565	Orange County Health Facilities Authority, California, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 2016-XF1056, 12.957%, 10/01/42, 144A (IF) (6)	4/22 at 100.00	A+	4,441,847

2,305	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51	8/37 at 100.00	AA	1,552,187

970	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2013C, 0.000%, 8/01/43	8/38 at 100.00	AA	623,623

2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	9/19 at 100.00	N/R	2,505,526

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
1,700	5.250%, 9/01/26	9/19 at 100.00	N/R	1,701,020
3,780	5.450%, 9/01/32	9/19 at 100.00	N/R	3,783,931
4,480	5.500%, 9/01/36	9/19 at 100.00	N/R	4,483,539

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
745	7.000%, 4/01/25	5/19 at 102.00	CCC+	729,370
1,605	7.500%, 4/01/35	5/19 at 102.00	CCC+	1,541,651

	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	AA–	829,537
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	AA–	786,083

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$8,910	Palmdale School District, Los Angeles County, California, General Obligation Bonds, 2016 Election Series 2017A, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	Aa3	$9,455,470

2,855	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	9/19 at 100.00	N/R	2,880,124

8,000	Palomar Community College District, San Diego County, California, General Obligation Bonds, Refunding Series 2017, 4.000%, 8/01/45 (UB) (6)	8/27 at 100.00	AA	8,456,240

4,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (7)	4,394,400

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (7)	18,595,338

16,380	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	17,923,815

2,930	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	3,221,008

5,340	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-2, Monument Park Estates, Series 2015B, 5.000%, 9/01/45	9/25 at 100.00	N/R	5,767,787

3,900	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	Baa2	4,599,621

2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,927,475

	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A:
12,635	4.000%, 8/01/42 – BAM Insured (UB)	8/26 at 100.00	AA	13,336,622
9,485	4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	AA	9,971,960

1,250	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2015, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,353,863

4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	5/19 at 100.00	N/R	4,412,400

4,725	River Delta Unified School District, School Facilities Improvement District 2, Sacramento and Solano Counties, California, General Obligation Bonds, Election 2004 Series 2008, 0.000%, 4/01/48 – AGM Insured	No Opt. Call	AA	1,611,839

1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 14.502%, 11/01/45, 144A (IF) (6)	11/25 at 100.00	A+	2,083,650

3,030	Riverside County Public Financing Authority, California, Tax Allocation Revenue Bonds, Desert Communities & Interstate 215 Corridor Projects, Series 2017A, 4.000%, 10/01/40– BAM Insured (UB) (6)	10/27 at 100.00	AA	3,190,711

6,250	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Housing Bonds, Refunding Series 2017A, 4.000%, 10/01/39 – BAM Insured (UB) (6)	10/27 at 100.00	AA	6,682,500

1,500	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Desert Communities Redevelopment Project Area, Series 2010D, 6.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	A (7)	1,603,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Series 2011E:
$7,100	0.000%, 12/01/41	No Opt. Call	BBB+	$2,965,812
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	2,821,156
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	2,690,632
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	2,044,728

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42 (Pre-refunded 10/01/21)	10/21 at 100.00	A (7)	1,139,750

1,410	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 5.000%, 9/01/42	9/22 at 100.00	N/R	1,479,316

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	Baa2	296,511
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	Baa2	339,194

2,735	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	2,967,147

840	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	9/19 at 100.00	N/R	848,669

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016:
1,130	5.000%, 9/01/31	9/26 at 100.00	N/R	1,245,237
1,000	5.000%, 9/01/36	9/26 at 100.00	N/R	1,082,240
1,735	5.500%, 9/01/46	9/26 at 100.00	N/R	1,910,998

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014:
1,880	5.000%, 9/01/39	9/24 at 100.00	N/R	2,019,853
1,395	5.000%, 9/01/44	9/24 at 100.00	N/R	1,495,217

4,000	Roseville, California, Special Tax Bonds, Community Facilities District 5 Fiddyment Ranch Public Facilities, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	4,301,000

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
2,500	14.392%, 12/01/30, 144A (IF) (6)	No Opt. Call	A+	5,031,225
3,000	14.392%, 12/01/30, 144A (IF) (6)	No Opt. Call	A+	6,037,470
6,580	14.392%, 12/01/33, 144A (IF) (6)	No Opt. Call	A+	14,275,047

1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 2016-XG0067, 14.237%, 12/01/30, 144A (IF) (6)	No Opt. Call	A+	3,598,562

5,585	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/19 at 100.00	N/R	5,651,350

2,410	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	2,624,080

1,000	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,083,090

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
$4,000	8.000%, 12/01/31	12/21 at 100.00	BB	$4,514,200
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	18,606,771

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 15.714%, 8/01/39, 144A (Pre-refunded 8/01/19) (IF)	8/19 at 100.00	N/R (7)	3,094,018

10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2013C, 4.000%, 7/01/42 (UB) (6)	7/23 at 100.00	AA–	10,353,900

20,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2017I, 4.000%, 7/01/47 (UB) (6)	7/27 at 100.00	Aa2	21,133,800

23,050	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-2, 0.000%, 7/01/41 (WI/DD, Settling 4/04/19) (UB)	7/40 at 100.00	AA–	20,213,928

137,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D, 5.000%, 5/01/43 (AMT) (UB) (6)	5/28 at 100.00	A+	159,840,412

	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A:
10,000	5.000%, 5/01/38 (AMT) (UB) (6)	5/29 at 100.00	A+	11,915,600
93,500	5.000%, 5/01/44 (AMT) (UB) (6)	5/29 at 100.00	A+	110,138,325
27,150	4.000%, 5/01/49 (AMT) (UB) (6)	5/29 at 100.00	A+	28,796,105
78,650	5.000%, 5/01/49 (WI/DD, Settling 4/04/19) (AMT) (UB) (6)	5/29 at 100.00	A+	92,183,306

5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/44	8/24 at 100.00	N/R	5,296,700

1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	A–	1,395,575

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
2,750	0.000%, 8/01/26, 144A	8/21 at 79.80	N/R	1,964,463
8,905	0.000%, 8/01/31, 144A	8/21 at 61.78	N/R	4,947,885
17,120	0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	5,174,178

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/19 at 52.58	N/R	712,154
3,020	0.000%, 8/01/34	8/19 at 41.32	N/R	1,229,110

16,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/49	1/25 at 100.00	BBB–	17,547,680

13,385	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/45 – BAM Insured (UB) (6)	8/27 at 100.00	AA	14,340,421

5,350	Santa Ana Unified School District, Orange County, California, Certificates of Participation, Financing Project, Series 1999, 0.000%, 4/01/32 – AGM Insured	No Opt. Call	A2	3,537,366

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$7,530	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (AMT)	5/19 at 100.00	N/R	$7,537,681

20,000	Santa Clara Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2018, Series 2019, 4.000%, 7/01/48 (WI/DD, Settling 4/11/19) (UB)	7/26 at 100.00	AA+	21,161,400

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A (7)	3,581,467

	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,517,316
3,440	6.000%, 9/01/43	9/23 at 100.00	N/R	3,815,510

	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
22,000	0.000%, 6/01/36	5/19 at 38.77	N/R	8,342,620
7,500	0.000%, 6/01/47	5/19 at 20.63	N/R	1,415,100

94,800	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Turbo Capital Appreciation Series 2007C, 0.000%, 6/01/56	4/19 at 10.00	N/R	7,646,568

11,435	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Election 2012 Series 2017C, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	Aa3	12,135,051

15,580	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2016, Series 2017A, 4.000%, 8/01/47 (UB) (6)	8/27 at 100.00	AA–	16,434,719

4,665	Sweetwater Union High School District, California, General Obligation Bonds, Refunding Series 2016, 4.000%, 8/01/42 (UB) (6)	2/26 at 100.00	BBB+	4,849,967

5,000	Sweetwater Union High School District, San Diego County, California, General Obligation Bonds, Election 2006 Series 2018C, 4.000%, 8/01/47 (UB) (6)	8/28 at 100.00	AAA	5,232,750

6,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	6,364,980

	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
4,520	5.500%, 9/01/27, 144A	No Opt. Call	N/R	4,597,247
3,655	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	3,723,093
4,940	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	5,075,158
13,245	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	13,627,648

1,100	Temecula Valley Unified School District, Riverside County, California, Community Facilities District No 14-1, Special Tax Bonds, Series 2018, 5.000%, 9/01/50	9/25 at 103.00	N/R	1,226,896

6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2016-XL0023, 14.891%, 5/15/38, 144A (IF) (6)	5/23 at 100.00	AA–	10,541,413

42,780	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005B, 0.000%, 6/01/45	4/19 at 21.89	CCC+	8,410,548

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
$15,195	5.375%, 6/01/38	4/19 at 100.00	B–	$15,264,137
25,315	5.500%, 6/01/45	4/19 at 100.00	B–	25,430,436

95,575	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, First Subordinate CABs, Series 2006B, 0.000%, 6/01/46	4/19 at 18.84	CCC+	14,986,160

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
11,300	5.000%, 6/01/37	4/19 at 100.00	B2	11,301,243
47,950	5.125%, 6/01/46	4/19 at 100.00	B2	47,955,274

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
835	5.100%, 11/01/27 (4)	5/19 at 100.00	N/R	609,550
2,785	5.200%, 11/01/32 (4)	5/19 at 100.00	N/R	2,033,050

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)	3/21 at 100.00	A– (7)	1,350,106

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+ (7)	867,654
4,110	7.650%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	BBB+ (7)	4,716,472

10,615	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Election 2006 Series 2016, 4.000%, 8/01/43 – AGM Insured (UB) (6)	8/26 at 100.00	A1	11,256,358

10,185	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Election of 2014, Series 2017C, 4.000%, 9/01/46 (UB) (6)	9/27 at 100.00	AA+	10,851,914

10,325	University of California, General Revenue Bonds, Limited Project Series 2016K, 4.000%, 5/15/46 (UB) (6)	5/26 at 100.00	AA–	10,890,707

11,000	University of California, General Revenue Bonds, Limited Project Series 2018O, 4.000%, 5/15/48 (UB) (6)	5/28 at 100.00	AA–	11,723,030

	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 2015-2194:
780	13.710%, 5/15/37, 144A (IF) (6)	5/22 at 100.00	AA–	1,091,797
785	13.710%, 5/15/37, 144A (Pre-refunded 5/15/22) (IF) (6)	5/22 at 100.00	N/R (7)	1,098,796

	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XG0061:
535	13.849%, 5/15/36, 144A (IF) (6)	5/23 at 100.00	AA	797,204
1,965	13.849%, 5/15/36, 144A (Pre-refunded 5/15/23) (IF) (6)	5/23 at 100.00	N/R (7)	2,928,047

2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 13.890%, 5/15/38, 144A (IF) (6)	5/23 at 100.00	AA	3,786,851

600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A–	683,214

3,610	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	3,974,610

1,800	West Sacramento, California, Special Tax Bonds, Community Facilities District 14 Newport Estates, Refunding & capital Projects, Series 2014, 4.375%, 9/01/36	9/24 at 100.00	N/R	1,882,440

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,155	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	$2,388,774

14,835	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refinancing Project, Series 2017, 4.000%, 8/01/49 – AGM Insured (UB) (6)	8/27 at 100.00	AA	15,726,287

3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A+	4,273,383

7,270	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1 Edgewater, Series 2005, 5.125%, 9/01/35	9/19 at 100.00	N/R	7,273,708
5,028,855	Total California			3,663,410,129

	Colorado – 8.4%

2,475	9th Avenue Metropolitan District 2, Denver, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.000%, 12/01/48	12/23 at 103.00	N/R	2,539,796

	Adonea Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2018A:
3,200	5.125%, 12/01/37	12/23 at 103.00	N/R	3,160,032
4,940	5.125%, 12/01/45	12/23 at 103.00	N/R	4,796,345

5,213	Alpine Mountain Ranch Metropolitan District, Routt County, Colorado, Special Assessment Revenue Bonds, Special Improvement District 1, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	5,353,305

	Amber Creek Metropolitan District (In the City of Thornton), Adams County, Colorado, Limited Tax (Convertible to Unlimited Tax), General Obligation Refunding and Improvement Bonds, Series 2017A:
500	5.000%, 12/01/37	12/22 at 103.00	N/R	505,045
1,575	5.125%, 12/01/47	12/22 at 103.00	N/R	1,589,490

515	Amber Creek Metropolitan District (In the City of Thornton), Adams County, Colorado, Limited Tax (Convertible to Unlimited Tax), General Obligation Refunding and Improvement Bonds, Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	517,302

	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A:
2,240	5.000%, 12/01/38	12/23 at 103.00	N/R	2,305,923
5,480	5.125%, 12/01/48	12/23 at 103.00	N/R	5,645,880

2,130	Arvada West Town Center Business Improvement District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.450%, 12/01/39	12/25 at 100.00	N/R	2,093,556

3,000	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2017A, 5.875%, 12/01/47	12/22 at 103.00	N/R	3,016,950

527	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	532,823

4,405	Banning Lewis Ranch Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 6.125%, 12/01/45	12/20 at 103.00	N/R	4,327,912

1,620	Banning Lewis Ranch Metropolitan District 3, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,617,052

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,260	Banning Lewis Ranch Metropolitan District 4, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	$3,349,096

2,195	Banning Lewis Ranch Metropolitan District 5, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	2,254,989

2,500	Banning Lewis Ranch Regional Metropolitan District, Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.375%, 12/01/48	12/23 at 103.00	N/R	2,576,550

	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A:
2,645	5.500%, 12/01/36	12/21 at 103.00	N/R	2,688,484
3,485	5.750%, 12/01/46	12/21 at 103.00	N/R	3,552,051

2,375	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series 2017, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,441,168

2,915	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Improvement Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	2,953,332

644	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	651,541

2,250	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/48	12/23 at 103.00	N/R	2,266,763

829	Blue Lake Metropolitan District 3, Lochbuie, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.500%, 12/15/48	12/23 at 103.00	N/R	834,231

500	Blue Lake Metropolitan District No 2, Lochbuie, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.750%, 12/01/46	12/21 at 103.00	N/R	508,890

2,007	Bramming Farm Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Capital Appreciation Series 2015, 6.000%, 12/01/44, 144A	12/24 at 100.00	N/R	2,046,185

2,965	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	3,051,074

675	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 7.000%, 12/15/47	12/22 at 103.00	N/R	675,452

1,540	Bristol Metropolitan District, Aurora, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.750%, 12/01/48	12/23 at 103.00	N/R	1,570,430

257	Bristol Metropolitan District, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Limited Tax Series 2019B, 8.000%, 12/15/48	12/23 at 103.00	N/R	261,495

1,325	Bromley Park Metropolitan District No 2, In the City of Brighton, Adams and Weld Counties, Colorado, Senior General Obligation Limited Tax Refunding Bonds, Series 2018B, 6.375%, 12/15/47	12/23 at 103.00	N/R	1,339,138

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Buffalo Highlands Metropolitan District In the City of Commerce City, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2018A:
$1,185	5.250%, 12/01/38	12/23 at 103.00	N/R	$1,205,240
2,250	5.375%, 12/01/48	12/23 at 103.00	N/R	2,287,260

1,226	Buffalo Highlands Metropolitan District In the City of Commerce City, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2018B, 7.625%, 12/15/46	12/23 at 103.00	N/R	1,230,242

3,234	Buffalo Ridge Metropolitan District (In the City of Commerce City), Adams County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2018B, 7.375%, 12/15/47	12/23 at 103.00	N/R	3,281,831

	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
3,140	6.000%, 12/01/37	12/22 at 103.00	N/R	3,221,043
6,270	6.125%, 12/01/47	12/22 at 103.00	N/R	6,398,033

8,425	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	8,634,361

3,425	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/22 at 103.00	N/R	3,444,146

2,997	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	3,022,475

4,960	Carriage Hills Metropolitan District, Frederick, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.500%, 12/01/47	12/23 at 103.00	N/R	5,012,080

	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2017:
3,275	5.000%, 12/01/37	12/20 at 103.00	N/R	3,308,667
9,265	5.000%, 12/01/47	12/20 at 103.00	N/R	9,317,903

3,860	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2015, 6.250%, 12/01/44 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	4,265,532

1,845	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.500%, 12/01/45 (Pre-refunded 12/01/20)	12/20 at 103.00	N/R (7)	2,016,216

2,712	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	12/19 at 100.00	N/R	2,714,793

	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
6,250	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	6,522,875
18,770	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	19,325,780

4,495	Centerra Metropolitan District No 1, In the City of Loveland, Larimer County, Colorado, Special Revenue Improvement Bonds, Series 2018, 5.250%, 12/01/48	12/23 at 103.00	N/R	4,658,124

4,500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	4,537,755

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,922	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37	12/21 at 103.00	N/R	$1,845,408

1,345	Cherrylane Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/47	12/23 at 103.00	N/R	1,369,519

2,673	City Center West Residential Metropolitan District, Greeley, Colorado, General Obligation and Special Revenue Bonds, Limited Tax Series 2014A, 6.250%, 12/01/44	12/19 at 100.00	N/R	2,635,738

765	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	778,739

2,820	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	2,882,322

	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A:
5,115	6.250%, 12/01/37	12/22 at 103.00	N/R	5,206,354
4,380	6.500%, 12/01/47	12/22 at 103.00	N/R	4,457,526

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017:
4,350	5.375%, 10/01/37	10/27 at 100.00	N/R	4,337,385
8,925	5.500%, 10/01/47	10/27 at 100.00	N/R	8,861,454
6,625	5.625%, 10/01/52	10/27 at 100.00	N/R	6,570,675

2,600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010A, 6.250%, 11/01/40	11/20 at 100.00	AA–	2,648,672

4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B+	4,422,575

1,350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 5.250%, 7/01/46, 144A	7/25 at 100.00	BB	1,369,251

1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	5/19 at 100.00	BB+	1,753,133

5,660	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36, 144A	11/21 at 100.00	BB+	5,750,051

1,460	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006, 5.500%, 2/15/26	5/19 at 100.00	N/R	1,460,788

955	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB–	1,008,299

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Loveland Classical Schools Project, Series 2016:
2,920	5.000%, 7/01/36, 144A	7/26 at 100.00	BB	3,009,235
3,855	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	3,934,567

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$4,565	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	$4,771,338

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014:
890	5.000%, 11/01/44	11/24 at 100.00	BB+	894,699
765	5.125%, 11/01/49	11/24 at 100.00	BB+	771,801

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
2,025	5.125%, 7/01/34, 144A	7/24 at 100.00	BB	2,112,257
3,150	5.375%, 7/01/44, 144A	7/24 at 100.00	BB	3,271,338
2,700	5.500%, 7/01/49, 144A	7/24 at 100.00	BB	2,813,211

825	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BB+	891,784

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
2,745	5.000%, 12/15/35	12/25 at 100.00	BBB–	2,913,131
7,500	5.000%, 12/15/45	12/25 at 100.00	BBB–	7,878,225

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016:
2,000	5.000%, 9/01/36, 144A	9/21 at 100.00	N/R	2,011,640
3,780	5.000%, 9/01/46, 144A	9/21 at 100.00	N/R	3,786,653

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/19 at 100.00	N/R	3,965,476

47,590	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018A, 4.000%, 11/15/48 (UB) (6)	5/28 at 100.00	AA	49,920,958

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	13,548,720

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (7)	4,998,735

4,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A	2/26 at 100.00	N/R	4,117,721

1,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1001, 14.629%, 1/01/45, 144A (IF) (6)	1/23 at 100.00	BBB+	2,320,198

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1003:
2,500	12.306%, 2/01/41, 144A (IF) (6)	2/21 at 100.00	BBB+	2,857,175
3,450	12.306%, 2/01/41, 144A (IF) (6)	2/21 at 100.00	BBB+	3,942,902

3,940	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1025, 14.635%, 1/01/45, 144A (IF) (6)	1/23 at 100.00	BBB+	5,107,540

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF2195, 13.848%, 10/01/37, 144A (IF) (6)	11/23 at 100.00	BBB+	$4,272,150

5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2016A, 5.000%, 12/01/41 (UB) (6)	6/26 at 100.00	A+	5,647,350

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	797,391

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF2048:
2,000	19.123%, 1/01/35, 144A (IF) (6)	1/24 at 100.00	AA–	3,424,040
4,785	16.606%, 1/01/44, 144A (IF) (6)	1/24 at 100.00	AA–	7,092,136

1,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 6.125%, 12/01/45, 144A	12/25 at 100.00	N/R	1,360,931

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054:
1,000	14.622%, 1/01/30, 144A (IF)	1/20 at 100.00	AA–	1,102,460
3,500	13.617%, 1/01/30, 144A (IF)	1/20 at 100.00	AA–	3,828,545
1,250	14.622%, 1/01/30, 144A (IF)	1/20 at 100.00	AA–	1,378,075
265	13.617%, 1/01/40, 144A (IF)	1/20 at 100.00	AA–	287,398

4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (AMT)	1/23 at 100.00	BBB–	4,640,617

135	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 5.000%, 6/01/18 (4), (8)	No Opt. Call	N/R	—

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2017:
655	5.500%, 4/01/22 (AMT) (4), (8)	No Opt. Call	N/R	82,563
2,668	6.875%, 10/01/27 (AMT) (4), (8)	No Opt. Call	N/R	923,024

31,920	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	34,481,580

750	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Junior Lien Series 2018C, 12.500%, 12/15/38	12/23 at 103.00	N/R	753,900

6,285	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	6,303,038

1,500	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Series 2018B, 7.500%, 12/15/38	12/23 at 103.00	N/R	1,511,190

3,130	Colorado Science and Technology Park Metropolitan District No1, Special Revenue Improvement Bonds, Refunding Series 2018, 5.250%, 12/01/48	12/23 at 103.00	N/R	3,207,123

3,825	Colorado Springs Urban Renewal Authority, Colorado, Senior Special Revenue Bonds, Canyon Creek Project, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	3,850,551

1,156	Colorado Springs Urban Renewal Authority, Colorado, Senior Special Revenue Bonds, Canyon Creek Project, Series 2018B, 8.125%, 12/15/47	12/23 at 103.00	N/R	1,162,358

1,354	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	1,287,979

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39	12/22 at 100.00	N/R	$6,142,846

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27	12/22 at 100.00	N/R	4,926,745

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
8,410	5.400%, 12/01/27	5/19 at 100.00	N/R	5,046,000
10,965	5.450%, 12/01/34	5/19 at 100.00	N/R	6,579,000

4,525	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	4,743,467

	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2017A:
840	5.000%, 12/01/37	12/22 at 103.00	N/R	851,340
1,280	5.125%, 12/01/47	12/22 at 103.00	N/R	1,291,776

506	Copperleaf Metropolitan District 3, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.625%, 12/15/47	12/22 at 103.00	N/R	509,992

2,000	Copperleaf Metropolitan District No 6, In Arapahoe County, Colorado, Limited Tax, Convertible to Unlimited Tax, General Obligation Bonds, Series 2018A, 5.250%, 12/01/48	12/23 at 103.00	N/R	2,033,280

	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
1,910	5.125%, 12/01/37	12/22 at 103.00	N/R	1,984,643
4,600	5.250%, 12/01/47	12/22 at 103.00	N/R	4,772,316

3,945	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 5.250%, 12/01/47	12/22 at 103.00	N/R	4,081,339

5,185	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40 (4)	12/21 at 100.00	N/R	2,436,950

	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018A:
2,560	5.625%, 12/01/38	12/23 at 103.00	N/R	2,578,790
9,665	5.750%, 12/01/48	12/23 at 103.00	N/R	9,735,554

1,630	Crowfoot Valley Ranch Metropolitan District No 2, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2018B, 8.000%, 12/15/48	12/23 at 103.00	N/R	1,639,959

2,375	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	N/R	2,412,169

2,574	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	2,586,432

670	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	672,606

4,725	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	4,737,805

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,420	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Series 2014, 6.875%, 12/01/44 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (7)	$3,530,227

790	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016, 7.750%, 12/15/44 (Pre-refunded 12/15/19)	12/19 at 100.00	N/R (7)	844,597

7,555	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	7,661,299

750	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	749,145

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
3,470	4.000%, 12/01/43 (AMT) (UB) (6)	12/28 at 100.00	A	3,630,245
53,210	4.000%, 12/01/48 (AMT) (UB) (6)	12/28 at 100.00	A	55,232,512
15,500	5.000%, 12/01/48 (WI/DD, Settling 4/04/19) (AMT) (UB)	12/28 at 100.00	A	17,897,850

2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien, Tender Option Bond Trust 2015-XF1036, 13.345%, 11/15/43, 144A (IF) (6)	11/23 at 100.00	A	3,588,975

2,465	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47	12/22 at 103.00	N/R	2,513,856

1,270	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 8.000%, 8/01/47	12/22 at 103.00	N/R	1,274,966

	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Series 2018A:
2,720	5.500%, 12/01/38	12/23 at 103.00	N/R	2,824,802
8,550	5.625%, 12/01/48	12/23 at 103.00	N/R	8,891,658

1,855	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2018B, 7.875%, 12/15/48	12/23 at 103.00	N/R	1,876,462

2,110	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	2,130,573

870	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Subordinate Convertible to Senior Limited Tax Convertible to Unlimited Tax, Series 2016, 6.000%, 12/15/46	6/23 at 100.00	N/R	874,811

13,560	Denver, Colorado, Certificates of Participation, Convention Center Expansion Project, Series 2018A, 4.000%, 6/01/48 (UB) (6)	6/26 at 100.00	Aa2	14,235,966

1,695	Dublin North Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation and Improvement Bonds, Refunding Series 2018A, 5.125%, 12/01/47	12/23 at 103.00	N/R	1,708,238

704	Dublin North Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation and Improvement Bonds, Subordinate Series 2018B, 7.250%, 12/15/47	12/23 at 103.00	N/R	708,513

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
$13,000	0.000%, 9/01/40	No Opt. Call	BBB+	$5,805,800
1,500	0.000%, 9/01/41	No Opt. Call	BBB+	640,905

1,010	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB+	836,805

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
37,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	BBB+	27,426,846
70	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB+	49,273
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	BBB+	335,500
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB+	7,021,797
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB+	307,120

45,720	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	BBB+	19,221,602

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
22,685	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	BBB+	11,219,320
24,145	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	BBB+	10,708,066
20,555	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.90	BBB+	8,182,945

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
32,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB+	25,578,240
24,045	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	18,473,052

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	BBB+	1,968,270
1,060	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.40	BBB+	488,151

550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.500%, 12/01/38	12/22 at 100.00	N/R	581,669

2,305	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	2,351,953

632	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	637,031

1,620	Erie Highlands Metropolitan District No 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	1,650,310

2,405	Fallbrook Villas Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.250%, 12/01/49	12/23 at 103.00	N/R	2,453,461

398	Fallbrook Villas Metropolitan District, Thornton, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/49, 144A	12/23 at 103.00	N/R	405,041

4,584	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	4,677,605

2,445	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	3/20 at 100.00	N/R	2,332,603

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,135	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	$2,130,154

	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
2,560	5.250%, 12/01/24	No Opt. Call	N/R	2,645,837
12,995	5.750%, 12/01/30	12/24 at 100.00	N/R	13,443,717
35,930	6.000%, 12/01/38	12/24 at 100.00	N/R	37,019,757

2,350	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,393,922

683	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Series 2016B, 7.250%, 12/15/46	12/21 at 103.00	N/R	666,970

715	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	741,384

800	Frisco, Colorado, Marina Enterprise Revenue Bonds, Series 2019, 5.000%, 12/01/48	12/26 at 100.00	N/R	819,288

	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
2,890	5.125%, 12/01/37	12/22 at 103.00	N/R	2,997,884
2,525	5.250%, 12/01/47	12/22 at 103.00	N/R	2,615,193

1,704	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,749,224

1,320	Glen Metropolitan District 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,321,386

5,490	Granby Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018, 5.500%, 12/01/52, 144A	12/23 at 103.00	N/R	5,557,966

2,131	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39 (4), (5)	12/19 at 100.00	N/R	2,052,558

2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39 (4)	12/19 at 100.00	N/R	2,677,668

3,990	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40 (4)	12/20 at 100.00	N/R	3,840,255

780	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Limited Tax Series 2016B, 7.250%, 12/15/46	12/21 at 100.00	N/R	757,084

5,930	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	5,976,135

2,260	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016A, 5.300%, 12/01/46	12/21 at 103.00	N/R	2,304,635

735	Green Gables Metropolitan District No 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	740,520

4,995	Green Gables Metropolitan District No 2, In Jefferson County, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Bonds, Series 2018A, 5.750%, 12/01/48	12/23 at 103.00	N/R	5,112,532

2,565	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47	12/22 at 103.00	N/R	2,577,825

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	$800,055

2,065	Hawthorn Metropolitan District 2, Jefferson County, Colorado, General Obligation Bonds, Series 2014, 6.375%, 12/01/44 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (7)	2,130,502

955	Hawthorn Metropolitan District 2, Jefferson County, Colorado, Limited Tax Subordinate General Obligation Bonds, Series 2015, 7.750%, 12/15/44 (Pre-refunded 12/15/19)	12/19 at 103.00	N/R (7)	1,023,903

4,575	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	4,662,931

820	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017B, 7.250%, 12/15/47	12/22 at 103.00	N/R	819,565

16,080	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	16,452,091

8,323	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	5/19 at 100.00	N/R	8,322,750

3,420	Highlands Metropolitan District No 2, City and County of Broomfield, Colorado, Limited Tax (Convertible to Unlimited Tax) General Obligation Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	3,489,631

1,590	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	1,596,026

336	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	336,998

4,885	Highpointe Vista Metropolitan District 2, Windsor, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	4,930,235

1,095	Hudson Hills Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.125%, 12/01/48	12/23 at 103.00	N/R	1,117,174

208	Hudson Hills Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	12/23 at 103.00	N/R	211,680

1,025	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44	12/20 at 103.00	N/R	1,041,841

780	Iliff Commons Metropolitan District 3, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2016A, 6.000%, 12/01/46	12/21 at 103.00	N/R	795,272

6,550	Independence Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49	6/24 at 103.00	N/R	6,662,267

6,500	Independence Water & Sanitation District, Elbert County, Colorado, Special Revenue Bonds, Series 2019, 7.250%, 12/01/38	6/24 at 103.00	N/R	6,721,325

2,235	Interpark Metropolitan District, In the City and County of Broomfield, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation and Revenue Bonds, Series 2018, 5.500%, 12/01/48, 144A	12/23 at 103.00	N/R	2,243,135

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,610	Interquest South Business Improvement District, Colorado Springs, El Paso County, Colorado, Public Improvement Fee Revenue Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	$1,612,608

1,555	Iron Works Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.875%, 12/01/48	12/23 at 103.00	N/R	1,597,296

534	Iron Works Village Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2018B, 8.000%, 12/15/48	12/23 at 103.00	N/R	547,030

6,295	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	6,302,176

	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017:
4,152	5.625%, 12/01/34	12/20 at 103.00	N/R	4,208,509
4,515	5.750%, 12/01/47	12/20 at 103.00	N/R	4,540,239

	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
5,485	5.125%, 12/01/31	12/21 at 103.00	N/R	5,467,283
4,510	5.250%, 12/01/36	12/21 at 103.00	N/R	4,499,356
19,140	5.375%, 12/01/46	12/21 at 103.00	N/R	19,081,432

7,025	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Taxable Series 2016B, 9.000%, 12/01/46	12/21 at 103.00	N/R	6,864,408

3,395	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	5/19 at 100.00	N/R	3,332,464

	Lake of the Rockies Metropolitan District, In the Town of Monument, El Paso County, Colorado, Subordinate General Obligation Limited Tax Bonds, Series 2018B:
2,715	5.000%, 8/01/48	12/23 at 103.00	N/R	2,725,100
439	7.500%, 8/01/48	12/23 at 103.00	N/R	440,260

	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
2,200	5.125%, 12/01/37	12/23 at 103.00	N/R	2,253,746
4,000	5.250%, 12/01/47	12/23 at 103.00	N/R	4,093,400

2,295	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.625%, 12/15/47	12/23 at 103.00	N/R	2,333,854

6,210	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.750%, 12/15/46	12/23 at 100.00	N/R	6,275,515

7,135	Larkridge Metropolitan District No 2, In the City of Thornton, Adams County, Colorado, General Obligation, Limited Tax Convertible to Unlimited Tax, Improvement Bonds, Refunding Series 2019, 5.250%, 12/01/48	12/23 at 103.00	N/R	7,274,204

1,245	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	1,252,296

1,618	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax General Obligation Bonds, Subordinate Lien Series 2017, 7.750%, 12/15/47	12/20 at 100.00	N/R	1,626,333

3,265	Leyden Ranch Metropolitan District, Jefferson County, Colorado, General Obligation Limited Tax, Convertible to Unlimited Tax Bonds, Series 2017A, 5.125%, 12/01/47	12/22 at 103.00	N/R	3,384,956

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A:
$500	4.375%, 12/01/33	12/21 at 103.00	N/R	$502,090
1,770	5.000%, 12/01/45	12/21 at 103.00	N/R	1,803,081

695	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	701,213

5,175	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Refunding and Improvement Series 2017A, 5.000%, 12/01/46	12/21 at 103.00	N/R	5,334,079

2,308	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Subordinate Improvement Series 2017B, 8.125%, 12/15/46	12/21 at 103.00	N/R	2,345,251

2,230	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	2,284,724

1,280	Littleton Village Metropolitan District No 2, In the City of Littleton, Colorado, Subordinate Limited Tax General Obligation and Special Revenue Refunding Bonds, Series 2018B, 7.625%, 12/15/28	12/23 at 103.00	N/R	1,296,474

1,295	Lost Creek Farms Metropolitan District (In the Town of Erie), Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	1,291,270

197	Lost Creek Farms Metropolitan District (In the Town of Erie), Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	196,874

2,820	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,919,913

674	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	677,896

1,460	Mead Western Meadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2018, 5.000%, 12/01/47	12/28 at 100.00	N/R	1,477,768

1,416	Midcities Metropolitan District No 2, In the City and County of Broomfield, Colorado, Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	1,420,234

1,805	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	1,821,191

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016:
1,500	5.000%, 12/01/35	12/25 at 100.00	N/R	1,548,780
5,300	5.000%, 12/01/46	12/25 at 100.00	N/R	5,401,866

2,315	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	2,319,931

2,655	Mountain’s Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46, 144A	12/21 at 103.00	N/R	2,488,717

561	Mountain’s Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2016B, 7.375%, 12/15/46, 144A	12/21 at 103.00	N/R	532,793

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006:
$5,770	6.000%, 12/01/26 (4)	5/19 at 100.00	N/R	$5,770,000
10,910	6.125%, 12/01/35 (4)	5/19 at 100.00	N/R	10,910,000

1,760	North Holly Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.500%, 12/01/48	12/23 at 103.00	N/R	1,769,680

	North Park Metropolitan District 1, in the City of Broomfield, Colorado, Special Revenue Bonds, Series 2018A-1:
4,410	5.375%, 12/01/34	12/23 at 103.00	N/R	4,587,899
2,845	5.750%, 12/01/48	12/23 at 103.00	N/R	2,937,206

	North Park Metropolitan District 1, in the City of Broomfield, Colorado, Special Revenue Bonds, Series 2018A-2:
5,460	5.500%, 12/01/34	12/23 at 103.00	N/R	5,722,626
8,500	5.850%, 12/01/48	12/23 at 103.00	N/R	8,855,810

2,000	North Pine Vistas Metropolitan District 2, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.750%, 12/01/46	12/21 at 103.00	N/R	2,024,080

9,015	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.375%, 12/01/46	12/21 at 103.00	N/R	9,114,075

1,203	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 8.250%, 12/15/46	12/21 at 103.00	N/R	1,214,898

	North Range Metropolitan District No 2, In the City of Commerce City, Adams County, Colorado, Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A:
1,550	5.625%, 12/01/37	12/22 at 103.00	N/R	1,570,042
2,975	5.750%, 12/01/47	12/22 at 103.00	N/R	3,014,121

2,836	North Range Metropolitan District No 2, In the City of Commerce City, Adams County, Colorado, Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	2,869,210

3,515	Orchard Park Place North Metropolitan District, Westminster, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.250%, 12/01/48	6/24 at 103.00	N/R	3,558,973

611	Orchard Park Place North Metropolitan District, Westminster, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	6/24 at 103.00	N/R	617,855

915	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	899,601

940	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	926,849

3,500	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax and Revenue Bonds, Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,546,235

1,745	Palisade Park North Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	1,758,349

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$800	Palisade Park North Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2018B, 7.875%, 12/15/47	12/23 at 103.00	N/R	$805,608

	Palisade Park North Metropolitan District No 1, City and County of Broomfield, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Series 2016A:
2,075	5.875%, 12/01/46	12/21 at 103.00	N/R	1,988,763
530	8.000%, 12/15/46	12/21 at 103.00	N/R	512,197

1,559	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45	12/26 at 100.00	N/R	1,492,524

3,786	Parker Automotive Metropolitan District, In the Town of Parker, Colorado, Subordinate Limited Tax General Obligation Refunding Bonds, Series 2018B, 8.000%, 12/15/32	12/23 at 103.00	N/R	3,813,335

4,180	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44	12/21 at 103.00	N/R	4,407,894

	Pinon Pines Metropolitan District No 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016:
3,000	5.250%, 12/01/36	12/21 at 103.00	N/R	2,831,550
4,330	5.375%, 12/01/46	12/21 at 103.00	N/R	4,032,572

3,110	Powers Metropolitan District In the City of Colorado Springs, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.375%, 12/01/48	12/23 at 103.00	N/R	3,226,998

3,015	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.625%, 12/01/48	12/23 at 103.00	N/R	3,071,079

1,410	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2019B, 7.750%, 12/15/48	12/23 at 103.00	N/R	1,433,321

	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A:
12,990	5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	13,365,411
2,170	5.000%, 12/15/41, 144A	12/26 at 100.00	N/R	2,176,727

3,000	Prairie Farm Metropolitan District, In the City of Commerce City, Adams County, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Bonds, Series 2018A, 5.250%, 12/01/48	12/22 at 103.00	N/R	3,030,000

3,100	Prairiestar Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax series 2016, 5.750%, 12/01/46	12/21 at 103.00	N/R	3,231,843

15,865	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	12/20 at 103.00	N/R	16,604,626

16,450	Raindance Metropolitan District No 3, Town of Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	16,631,937

2,840	Raindance Metropolitan District No 3, Town of Windsor, Colorado, Limited Tax General Obligation Bonds, Series 2018B, 8.125%, 12/15/47	12/23 at 103.00	N/R	2,866,014

	Reata South Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2018:
4,915	5.375%, 12/01/37	12/23 at 103.00	N/R	4,999,489
10,340	5.500%, 12/01/47	12/23 at 103.00	N/R	10,533,255

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
$475	4.750%, 12/01/35	12/24 at 100.00	N/R	$481,802
3,195	5.000%, 12/01/44	12/24 at 100.00	N/R	3,246,727

10,000	Regional Transportation District, Colorado, Certificates of Participation, Series 2014A, 5.000%, 6/01/44 – AGM Insured (UB) (6)	6/23 at 100.00	Aa3	10,973,800

	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust 2015-XF1031:
2,660	13.286%, 6/01/39, 144A (IF) (6)	6/23 at 100.00	AA–	3,744,854
2,745	13.280%, 6/01/44, 144A (IF) (6)	6/23 at 100.00	AA–	3,732,075
3,750	13.286%, 6/01/44, 144A (IF) (6)	6/23 at 100.00	AA–	5,099,100
3,190	13.281%, 6/01/44, 144A (IF) (6)	6/23 at 100.00	AA–	4,337,188

6,500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	6,740,240

5,835	Rendezvous Metropolitan District 4, Timnath Town, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/48	12/23 at 103.00	N/R	5,931,044

5,710	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	5,793,138

1,325	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 5.125%, 12/01/45	12/26 at 100.00	N/R	1,354,813

3,300	Rex Ranch Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.750%, 12/01/47	12/23 at 103.00	N/R	3,328,182

1,400	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	1,368,150

510	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	507,062

1,103	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	5/19 at 100.00	N/R	1,103,552

2,345	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	2,376,118

509	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	519,725

Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding and Improvement Bonds Series 2018A:

550	5.125%, 12/01/37	12/23 at 103.00	N/R	568,436
1,000	5.125%, 12/01/43	12/23 at 103.00	N/R	1,027,670

635	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Refunding and Improvement Bonds Series 2018B, 7.250%, 12/15/35	12/23 at 103.00	N/R	639,807

1,225	Sheridan Station West Metropolitan District, Lakewood, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017, 6.000%, 12/01/47	12/22 at 103.00	N/R	1,229,545

1,710	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,758,393

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Subordinate Series 2016B, 7.625%, 12/15/46	12/21 at 103.00	N/R	$1,499,460

1,900	Silver Peaks Metropolitan District No 2, In the Town of Lochbuie, Weld County, Colorado, Limited Tax General Obligation Subordinate Bonds, Series 2018B, 7.250%, 12/15/47	12/23 at 103.00	N/R	1,926,600

2,895	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,963,583

4,033	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	5/19 at 100.00	N/R	3,871,720

1,820	South Aurora Regional Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2018, 6.250%, 12/01/57	12/23 at 103.00	N/R	1,864,353

7,000	South Maryland Creek Ranch Metropolitan District, Summit County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	7,057,890

1,950	South Maryland Creek Ranch Metropolitan District, Summit County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 8.000%, 12/15/47	12/23 at 103.00	N/R	1,965,191

1,000	South Timnath Metropolitan District No 1, In the Town of Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.500%, 12/01/48	6/24 at 103.00	N/R	1,010,400

2,208	South Timnath Metropolitan District No 1, In the Town of Timnath, Larimer County, Colorado, Subordinate Limited Tax General Obligation Bonds, Series 2019B, 8.000%, 12/15/48	6/24 at 103.00	N/R	2,227,806

	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
810	5.000%, 12/01/36	12/21 at 103.00	N/R	829,999
1,220	5.000%, 12/01/46	12/21 at 103.00	N/R	1,234,311

2,060	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010, 7.375%, 12/01/35 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (7)	2,250,921

7,205	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Convertible Capital Appreciation Series 2015, 6.500%, 12/01/42	12/20 at 103.00	N/R	7,169,695

5,202	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017, 7.750%, 12/15/42	12/20 at 103.00	N/R	5,125,323

6,175	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.375%, 12/01/47	12/22 at 103.00	N/R	6,203,652

1,105	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,109,409

	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017A:
1,500	5.000%, 12/01/37	12/22 at 103.00	N/R	1,521,105
6,550	5.125%, 12/01/47	12/22 at 103.00	N/R	6,636,198

1,084	St Vrain Lakes Metropolitan District No 2, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2017B, 7.625%, 12/15/47	12/22 at 103.00	N/R	1,083,729

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$10,597	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	$10,893,398

2,625	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015B, 7.750%, 12/15/38	12/19 at 103.00	N/R	2,658,626

	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A:
2,695	5.500%, 12/01/35	12/20 at 103.00	N/R	2,796,736
4,500	5.750%, 12/01/45	12/20 at 103.00	N/R	4,661,190

	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2017A:
1,715	5.000%, 12/01/30	12/22 at 102.00	N/R	1,766,862
9,000	5.000%, 12/01/38	12/22 at 102.00	N/R	9,202,410

1,045	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,072,849

4,500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2017B, 7.500%, 12/15/47	12/22 at 102.00	N/R	4,615,830

6,680	Sterling Ranch Metropolitan District 2, El Paso County, Colorado, General Obligation Bonds, Limited Tax Convertible Capital Appreciation Series 2015A, 0.000%, 12/01/45 (5)	12/22 at 102.00	N/R	5,840,992

4,955	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	12/19 at 102.00	N/R	4,968,874

2,275	Stone Creek Metropolitan District, In Douglas County Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.625%, 12/01/47	12/23 at 103.00	N/R	2,299,479

595	Stone Creek Metropolitan District, In Douglas County, Colorado, Subordinate General Obligation Limited Tax Bonds, Series 2018B, 7.875%, 12/15/47	12/23 at 103.00	N/R	602,051

7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (4)	5/19 at 100.00	N/R	1,200,000

2,385	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,464,349

2,730	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.250%, 12/01/45	12/21 at 103.00	N/R	2,847,827

6,275	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds, Subordinate Limited Tax General Obligation Bonds, Series 2018A, 5.250%, 12/01/47	12/22 at 103.00	N/R	6,295,519

1,360	Tallman Gulch Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Refunding and Improvement Bonds, Subordinate Limited Tax General Obligation Bonds, Series 2018B, 8.000%, 12/15/47	12/22 at 103.00	N/R	1,363,250

1,935	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	2,039,316

757	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	5/19 at 100.00	N/R	758,264

2,211	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016A, 6.750%, 11/01/38	12/21 at 103.00	N/R	2,224,907

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Thompson Crossing Metropolitan District No 6 in the Town of Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A:
$998	6.000%, 12/01/44	12/20 at 103.00	N/R	$1,014,098
784	7.750%, 12/15/44	12/20 at 103.00	N/R	798,724

6,425	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,569,177

	Timnath Ranch Metropolitan District 4, Larimer County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
1,500	5.250%, 12/01/37	12/23 at 103.00	N/R	1,514,970
2,850	5.375%, 12/01/47	12/23 at 103.00	N/R	2,879,184

953	Timnath Ranch Metropolitan District 4, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.750%, 12/15/47	12/23 at 103.00	N/R	961,606

3,000	Triview Metropolitan District 4, El Paso County, Colorado, General Obligation Bonds, Limited Tax Series 2018, 5.750%, 12/01/48, 144A	12/23 at 103.00	N/R	3,116,400

1,605	Two Bridges Metropolitan District, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.625%, 8/01/48	12/23 at 103.00	N/R	1,616,781

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37 (4)	5/19 at 100.00	N/R	1,814,500

970	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding Limited Tax Series 2016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	971,300

	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
1,870	5.375%, 12/01/39	12/23 at 103.00	N/R	1,914,057
28,375	5.500%, 12/01/48	12/23 at 103.00	N/R	29,085,510

1,400	Village at Southgate Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Series 2018A, 5.625%, 12/01/48, 144A	12/23 at 103.00	N/R	1,427,398

764	Village at Southgate Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.750%, 12/15/40, 144A	12/23 at 103.00	N/R	769,615

1,710	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 5.000%, 12/01/46	12/22 at 103.00	N/R	1,709,880

245	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/46	12/22 at 103.00	N/R	244,853

1,750	Villas Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.125%, 12/01/48	12/23 at 103.00	N/R	1,764,770

690	Villas Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Subordinate Lien Series 2018B, 7.750%, 12/15/48	12/23 at 103.00	N/R	693,892

245	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	262,358

1,700	Waterfall Metropolitan District 1, Larimer County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 6.500%, 12/01/46	12/21 at 103.00	N/R	1,745,866

2,211	Waterfall Metropolitan District 1, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2018, 5.750%, 12/01/46	12/21 at 103.00	N/R	2,225,659

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,300	Westcreek Metropolitan District 2, In the Town of Parker, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 5.375%, 12/01/48 (WI/DD, Settling 4/03/19)	6/24 at 103.00	N/R	$1,304,160

1,500	Westown Metropolitan District, In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,502,430

849	Westown Metropolitan District, In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	850,070

	Whispering Pines Metropolitan District No1, In the City of Aurora, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2017A:
1,000	5.000%, 12/01/37	12/22 at 103.00	N/R	1,020,370
2,635	5.000%, 12/01/47	12/22 at 103.00	N/R	2,669,071

1,995	Whispering Pines Metropolitan District No1, In the City of Aurora, Colorado, Limited Tax Convertible to Unlimited Tax, General Obligation Refunding and Improvement Bonds, Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	2,004,077

6,500	Wildwing Metropolitan District 5, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 5.375%, 12/01/48	12/23 at 103.00	N/R	6,611,735

1,707	Wildwing Metropolitan District 5, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2018B, 7.625%, 12/15/48	12/23 at 103.00	N/R	1,737,880

3,265	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2017A, 6.500%, 12/01/47	12/27 at 103.00	N/R	3,563,650

1,635	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/27 at 103.00	N/R	1,642,652

2,200	Yarrow Gardens Metropolitan District, In the City of Wheat Ridge, Jefferson County, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax Bonds, Series 2018A, 5.875%, 12/01/48	12/23 at 103.00	N/R	2,255,682

292	Yarrow Gardens Metropolitan District, In the City of Wheat Ridge, Jefferson County, Colorado, General Obligation Subordinate General Obligation Limited Tax Bonds, Series 2018B, 8.125%, 12/15/48, 144A	12/23 at 103.00	N/R	298,582

1,245	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017A, 6.250%, 12/01/47	12/21 at 103.00	N/R	1,265,605

473	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 8.250%, 12/15/47	12/21 at 103.00	N/R	480,393
1,621,971	Total Colorado			1,539,900,284

	Connecticut – 0.4%

7,050	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (AMT)	5/19 at 100.00	Caa1	6,844,986

5,335	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45 (UB) (6)	6/26 at 100.00	AA–	6,048,023

	Connecticut State, General Obligation Bonds, Series 2019A:
1,825	4.000%, 4/15/37 (WI/DD, Settling 4/18/19) (UB)	4/29 at 100.00	A	1,942,767
1,000	5.000%, 4/15/39 (WI/DD, Settling 4/18/19) (UB)	4/29 at 100.00	A	1,166,970

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
$428	7.000%, 4/01/22 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (7)	$445,775
38,220	7.875%, 4/01/39 (Pre-refunded 4/01/20)	4/20 at 100.00	N/R (7)	40,599,195

168,445	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31, (cash 4.000%, PIK 2.050%)	No Opt. Call	N/R	5,769,253

4,464	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2015A, 6.750%, 2/01/45, 144A	2/23 at 100.00	B	4,763,390

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	5,526,550
231,767	Total Connecticut			73,106,909

	Delaware – 0.2%

17,960	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	18,654,872

1,100	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/51	6/26 at 100.00	BB+	1,131,944

	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A:
4,890	6.750%, 9/01/35, 144A	3/25 at 100.00	N/R	5,225,210
7,500	7.000%, 9/01/45, 144A	3/25 at 100.00	N/R	7,987,050

	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation – Dover LLC Delaware State University Project, Series 2018A:
1,100	5.000%, 7/01/40	1/28 at 100.00	BBB–	1,197,955
1,450	5.000%, 7/01/48	1/28 at 100.00	BBB–	1,572,090

6,132	Millsboro, Delaware, Special Obligation Bonds, Plantation Lakes Special Development District, Series 2018, 5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	6,382,124

1,360	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48	7/21 at 100.00	N/R	1,440,199
41,492	Total Delaware			43,591,444

	District of Columbia – 0.9%

2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BB+	2,692,620

266,590	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	5/19 at 18.84	N/R	41,913,280

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Refunding Series 2015:
5,000	5.000%, 7/15/40 (UB) (6)	1/26 at 100.00	A1	5,598,450
10,000	5.000%, 7/15/44 (UB) (6)	1/26 at 100.00	A1	11,148,300

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	2,244,176

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	B–	2,638,485
2,740	7.500%, 11/15/31	11/20 at 100.00	B–	2,793,814
1,000	7.875%, 11/15/40	11/20 at 100.00	B–	1,022,240

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

	District of Columbia, Revenue Bonds, Howard University, Refunding Series 2011A:
$90	6.500%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	$98,765
35	6.500%, 10/01/41 (Pre-refunded 4/01/21) (UB) (6)	4/21 at 100.00	N/R (7)	38,409
6,410	6.500%, 10/01/41	4/21 at 100.00	Ba2	6,713,449
2,465	6.500%, 10/01/41 (UB) (6)	4/21 at 100.00	Ba2	2,581,693

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 2016-XG0094:
35	18.893%, 10/01/37, 144A (IF) (6)	4/21 at 100.00	BBB+	41,993
2,990	18.893%, 10/01/37, 144A (Pre-refunded 4/01/21) (IF) (6)	4/21 at 100.00	N/R (7)	3,587,372
28	18.914%, 10/01/37, 144A (IF) (6)	4/21 at 100.00	BBB+	33,602
2,472	18.914%, 10/01/37, 144A (Pre-refunded 4/01/21) (IF) (6)	4/21 at 100.00	N/R (7)	2,966,598
20	18.914%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	BBB–	23,843
1,230	18.914%, 10/01/41, 144A (Pre-refunded 4/01/21) (IF) (6)	4/21 at 100.00	N/R (7)	1,466,332
25	18.914%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	BBB+	29,805
1,725	18.914%, 10/01/41, 144A (Pre-refunded 4/01/21) (IF) (6)	4/21 at 100.00	N/R (7)	2,056,545
10	18.914%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	BBB+	11,921
615	18.914%, 10/01/41, 144A (Pre-refunded 4/01/21) (IF) (6)	4/21 at 100.00	N/R (7)	733,166
20	18.914%, 10/01/41, 144A (IF) (6)	4/21 at 100.00	BBB+	23,843
1,230	18.914%, 10/01/41, 144A (Pre-refunded 4/01/21) (IF) (6)	4/21 at 100.00	N/R (7)	1,466,332

	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
580	5.000%, 7/01/32	7/24 at 103.00	N/R	621,632
800	5.000%, 7/01/37	7/24 at 103.00	N/R	839,616
3,100	5.000%, 7/01/52	7/24 at 103.00	N/R	3,194,829

28,900	District of Columbia, Revenue Bonds, The Freedom Forum, Series 2002A, 6.250%, 8/01/37 – NPFG Insured	5/19 at 100.00	Baa2	28,900,000

83,520	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation, Second Senior Lien Series 2010A, 0.000%, 10/01/37	No Opt. Call	BBB+	38,776,666

5,000	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/48 (AMT) (UB) (6)	10/28 at 100.00	AA–	5,789,950
433,900	Total District of Columbia			170,047,726

	Florida – 10.5%

1,500	AH at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 6.250%, 11/01/46	11/39 at 100.00	N/R	1,692,915

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	2,832,600
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,823,900

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	10,521,998
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	12,746,863
7,500	8.125%, 11/15/46	11/21 at 100.00	N/R	7,506,750

2,225	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/19 at 100.00	N/R	2,246,827

2,800	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/19 at 100.00	N/R	2,800,084

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,765	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-A Series 2018A, 5.375%, 11/01/48	11/28 at 100.00	N/R	$1,798,659

	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-B Series 2018A:
2,530	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	2,578,247
4,220	5.375%, 11/01/49, 144A	11/29 at 100.00	N/R	4,299,969

1,600	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2018A-2, 5.000%, 5/01/36	5/28 at 100.00	N/R	1,658,128

	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A:
415	5.000%, 11/01/34, 144A	11/27 at 100.00	N/R	423,694
1,000	5.125%, 11/01/48, 144A	11/27 at 100.00	N/R	1,022,600

705	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017B, 5.250%, 11/01/29, 144A	No Opt. Call	N/R	712,797

750	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.750%, 5/01/48	5/31 at 100.00	N/R	795,728

2,010	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 6.000%, 5/01/48	5/31 at 100.00	N/R	2,111,485

490	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-2, 6.000%, 5/01/29	No Opt. Call	N/R	500,912

3,290	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 2 Project, Series 2016, 5.250%, 5/01/47	5/26 at 100.00	N/R	3,317,768

	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 3 Project, Series 2018:
1,205	5.300%, 5/01/39	5/29 at 100.00	N/R	1,225,557
2,070	5.375%, 5/01/49	5/29 at 100.00	N/R	2,107,446

17,295	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/19 at 100.00	N/R	17,295,519

22,670	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	23,217,480

3,485	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,742,298

	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 2B, Series 2018:
570	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	586,980
935	5.000%, 11/01/49, 144A	11/29 at 100.00	N/R	954,224

	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2018:
3,340	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	3,411,743
5,470	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	5,584,049
1,460	5.125%, 11/01/51, 144A	11/29 at 100.00	N/R	1,488,017

	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 4, Series 2018:
480	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	490,310
820	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	837,097

2,600	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	N/R	2,700,906

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,675	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2018, 5.000%, 11/01/48, 144A	11/28 at 100.00	N/R	$1,717,244

2,000	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	2,080,680

4,545	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 11/01/48	11/28 at 100.00	N/R	4,720,119

1,000	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 5.000%, 5/01/35	5/25 at 100.00	N/R	1,035,150

3,635	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,717,333

3,070	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	3,098,428

4,420	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 5.875%, 5/01/37	5/22 at 100.00	N/R	4,520,113

3,255	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 5.800%, 5/01/37	5/22 at 100.00	N/R	3,312,939

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	2,738,748

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB	2,602,859
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB	1,079,236
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB	4,220,829

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
80	5.000%, 11/01/36	11/25 at 100.00	N/R	81,842
8,380	5.000%, 11/01/46	11/25 at 100.00	N/R	8,501,594

125	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/19 at 100.00	N/R	125,114

1,780	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1, 5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	1,834,646

3,380	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-2, 5.625%, 11/01/32, 144A	No Opt. Call	N/R	3,496,847

4,100	Beaumont Community Development District 2, City of Wildwood, Florida, Special Assessment Bonds, Series 2019, 6.375%, 11/01/49, 144A	11/29 at 100.00	N/R	4,220,499

2,060	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1, 5.625%, 11/01/49, 144A	11/29 at 100.00	N/R	2,122,851

2,830	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/19 at 100.00	N/R	2,830,028

2,995	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	BBB	3,643,597

1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/33 at 100.00	N/R	1,153,940

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A:
$740	5.375%, 11/01/36	11/27 at 100.00	N/R	$770,414
1,070	5.500%, 11/01/46	11/27 at 100.00	N/R	1,114,459

1,375	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016B, 5.625%, 11/01/35	No Opt. Call	N/R	1,423,524

3,200	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.875%, 5/01/47	5/26 at 100.00	N/R	3,239,040

31,145	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	31,510,642

1,000	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016, 4.500%, 5/01/34	5/27 at 100.00	N/R	1,023,100

	Boyette Park Community Development District, Florida, Special Assessment Bonds, Series 2018:
1,795	5.000%, 5/01/38, 144A	5/28 at 100.00	N/R	1,818,084
2,990	5.125%, 5/01/48, 144A	5/28 at 100.00	N/R	3,033,205

2,340	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/19 at 100.00	N/R	2,288,450

	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009:
1,440	6.500%, 11/01/29	11/19 at 100.00	BB+	1,464,638
11,045	6.750%, 11/01/39	11/19 at 100.00	BB+	11,226,248

	Bullfrog Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017:
1,325	5.125%, 11/01/38	11/27 at 100.00	N/R	1,355,873
1,910	5.250%, 11/01/47	11/27 at 100.00	N/R	1,954,942

4,000	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.875%, 7/01/40, 144A	7/25 at 100.00	N/R	4,296,320

510	Capital Projects Finance Authority, Student Housing Revenue Bonds, Florida, Capital Projects Loan Program, Series 2001F-1, 5.125%, 10/01/21– NPFG Insured	5/19 at 100.00	Baa2	510,643

	Capital Trust Agency, Educational Facilities Revenue Bonds, Florida, Pineapple Cove Classical Academy, Series 2019A:
10,455	5.250%, 7/01/49, 144A	1/29 at 100.00	N/R	10,605,552
1,000	5.375%, 7/01/54, 144A	1/29 at 100.00	N/R	1,014,680

1,000	Capital Trust Agency, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation, Inc. Projects, Series 2018A, 5.375%, 6/15/38, 144A	6/28 at 100.00	N/R	1,037,020

1,970	Capital Trust Agency, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation, Inc., Projects, Series 2018A, 5.375%, 6/15/48, 144A	6/28 at 100.00	N/R	2,012,138

1,890	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 8.250%, 1/01/44 (4)	1/21 at 103.00	N/R	1,323,000

720	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (4)	5/19 at 100.00	N/R	684,000

2,290	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, Coral Gardens Apartments Project, Series 2018A, 4.850%, 1/01/54	1/23 at 105.00	BBB–	2,342,075

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018:
$4,030	6.200%, 8/15/48, 144A	8/28 at 100.00	N/R	$4,083,881
3,955	6.375%, 8/15/53, 144A	8/28 at 100.00	N/R	4,007,483

730	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018, 6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	739,811

5,000	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	5,154,150

	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
3,490	5.375%, 7/01/37, 144A	7/27 at 100.00	BB	3,530,240
4,820	5.500%, 7/01/47, 144A	7/27 at 100.00	BB	4,867,284

5,750	Capital Trust Agency, Florida, Revenue Bonds, Palm Coast Senior Living Community Project, Series 2017A, 7.000%, 10/01/49, 144A	4/24 at 103.00	N/R	5,547,025

45,240	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	47,730,914

10,500	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 5.250%, 6/15/47, 144A	6/27 at 100.00	N/R	10,130,295

	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A:
1,090	5.000%, 10/15/47, 144A	10/27 at 100.00	Ba2	1,104,334
895	5.000%, 10/15/52, 144A	10/27 at 100.00	Ba2	900,540

	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc., Project, Series 2017:
1,860	5.375%, 8/01/32, 144A	8/24 at 103.00	N/R	1,900,548
2,735	5.625%, 8/01/37, 144A	8/24 at 103.00	N/R	2,795,854
11,380	5.875%, 8/01/52, 144A	8/24 at 103.00	N/R	11,645,837

	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015:
795	5.625%, 11/01/36	11/26 at 100.00	N/R	833,224
1,915	5.750%, 11/01/47	11/26 at 100.00	N/R	2,017,778

	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
625	5.125%, 5/01/38	5/28 at 100.00	N/R	636,244
1,235	5.250%, 5/01/49	5/28 at 100.00	N/R	1,257,107

3,025	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/19 at 100.00	N/R	3,025,665

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
4,005	5.000%, 5/01/34	5/24 at 100.00	N/R	4,074,887
9,745	5.125%, 5/01/45	5/24 at 100.00	N/R	9,894,683

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017:
1,675	5.000%, 5/01/32, 144A	5/27 at 100.00	N/R	1,773,674
4,000	5.000%, 5/01/48, 144A	5/27 at 100.00	N/R	4,098,680

1,200	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016, 4.750%, 12/15/46	12/26 at 100.00	N/R	1,214,592

4,000	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2015, 5.500%, 10/01/36 (AMT), 144A	10/25 at 100.00	N/R	4,049,160

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019:
$500	4.750%, 6/15/39, 144A	6/29 at 100.00	N/R	$513,400
1,000	5.000%, 6/15/49, 144A	6/29 at 100.00	N/R	1,026,470

2,650	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 4.500%, 5/01/32	5/27 at 100.00	N/R	2,733,236

3,065	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/19 at 100.00	N/R	3,065,981

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	530,815
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB–	2,267,300

	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	7.750%, 5/15/35, 144A	5/24 at 100.00	N/R	8,028,960
5,000	8.000%, 5/15/37, 144A	5/24 at 100.00	N/R	5,028,350

1,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2015A, 6.500%, 5/15/49, 144A	5/25 at 100.00	N/R	941,030

	Collier County Industrial Development Authority, Florida, Facilities Revenue Bonds, Gulf Coast Charter Academy, Series 2017A:
1,110	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	1,130,235
2,205	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	2,214,085

	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2:
945	4.625%, 5/01/35	5/26 at 100.00	N/R	951,313
500	4.750%, 5/01/46	5/26 at 100.00	N/R	504,980

	Copper Creek Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2019:
500	4.750%, 11/01/38, 144A	11/31 at 100.00	N/R	517,240
1,000	5.000%, 11/01/49, 144A	11/31 at 100.00	N/R	1,033,980

2,625	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/19 at 100.00	N/R	2,625,577

1,370	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/19 at 100.00	N/R	1,370,726

1,735	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/19 at 100.00	N/R	1,723,705

	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
3,620	5.000%, 11/01/38, 144A	11/32 at 100.00	N/R	3,698,663
7,400	5.125%, 11/01/50, 144A	11/32 at 100.00	N/R	7,571,458

	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
790	5.250%, 11/01/37	11/28 at 100.00	N/R	818,859
2,020	5.600%, 11/01/46	11/28 at 100.00	N/R	2,118,031

880	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	933,275

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018:
$2,340	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	$2,409,287
3,440	5.375%, 11/01/50, 144A	11/29 at 100.00	N/R	3,541,342

2,980	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-2, 7.000%, 5/01/30	5/24 at 100.00	N/R	2,982,265

2,345	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-3, 6.500%, 5/01/44	5/24 at 100.00	N/R	2,447,594

2,635	Cypress Bluff Community Development District, Florida, Special Assessment Bonds, Series 2019, 5.100%, 5/01/48	5/29 at 100.00	N/R	2,714,472

510	Cypress Creek Community Development District, Hillborough County, Florida, Capital Improvement Bonds, Subordinate Lien, Series 2017A, 6.000%, 5/01/45	5/32 at 100.00	N/R	521,271

	Downden West Community Development District, Florida, Revenue Bonds Series 2018:
1,000	5.400%, 5/01/39, 144A	5/29 at 100.00	N/R	1,033,730
3,205	5.550%, 5/01/49, 144A	5/29 at 100.00	N/R	3,312,335

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area One, Series 2018A:
4,000	5.000%, 5/01/38, 144A	5/28 at 100.00	N/R	4,063,640
8,090	5.100%, 5/01/48, 144A	5/28 at 100.00	N/R	8,227,206

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area Two, Series 2018:
1,900	4.750%, 12/15/38, 144A	12/32 at 100.00	N/R	1,946,721
5,315	5.000%, 12/15/48, 144A	12/32 at 100.00	N/R	5,443,782

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
935	5.300%, 5/01/36	5/26 at 100.00	N/R	962,741
1,430	5.500%, 5/01/45	5/26 at 100.00	N/R	1,483,882
1,955	5.500%, 5/01/46	5/26 at 100.00	N/R	2,028,664

8,825	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.750%, 5/01/36	5/22 at 100.00	N/R	8,940,696

825	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	861,168

3,205	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	3,299,964

	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019:
500	4.750%, 11/01/39	11/29 at 100.00	N/R	513,805
1,000	5.000%, 11/01/49	11/29 at 100.00	N/R	1,031,480

	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series 2018:
1,650	5.125%, 5/01/39	5/29 at 100.00	N/R	1,697,042
2,780	5.250%, 5/01/49	5/29 at 100.00	N/R	2,858,785

	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-1:
2,290	5.500%, 11/01/39, 144A	11/29 at 100.00	N/R	2,380,432
4,405	5.750%, 11/01/49, 144A	11/29 at 100.00	N/R	4,600,097

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,000	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-2, 5.600%, 11/01/29, 144A	No Opt. Call	N/R	$4,083,400

4,000	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.375%, 11/01/48	11/27 at 100.00	N/R	4,083,840

2,620	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.250%, 11/01/29	No Opt. Call	N/R	2,624,087

	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018A:
3,725	5.500%, 11/01/29, 144A	No Opt. Call	N/R	3,803,039
1,000	5.500%, 5/01/39, 144A	5/29 at 100.00	N/R	1,038,590
2,000	5.625%, 5/01/49, 144A	5/29 at 100.00	N/R	2,046,420

4,300	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	5,120,827

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
4,065	7.625%, 12/15/31	12/21 at 11.00	N/R	4,373,168
13,615	7.750%, 6/15/42	12/21 at 11.00	N/R	14,525,843

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A:
765	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	797,115
1,510	6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	1,573,345

830	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2018A, 6.125%, 6/15/46, 144A	6/26 at 100.00	N/R	831,104

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A:
6,025	6.250%, 7/01/34	7/24 at 100.00	N/R	6,170,082
9,780	6.500%, 7/01/44	7/24 at 100.00	N/R	10,000,637

3,935	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44, 144A	7/27 at 100.00	N/R	3,971,477

295	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017B, 7.250%, 7/01/20, 144A	No Opt. Call	N/R	295,192

320	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Taxable Series 2014B, 7.000%, 7/01/20	No Opt. Call	N/R	319,725

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C:
9,160	5.650%, 7/01/37, 144A	7/27 at 101.00	N/R	9,138,474
14,575	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	14,492,943

255	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Taxable Series 2017D, 7.250%, 7/01/20, 144A	No Opt. Call	N/R	255,094

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
$8,535	6.375%, 6/15/46, 144A	6/26 at 100.00	N/R	$9,301,358
7,735	5.000%, 7/15/46, 144A	7/26 at 100.00	N/R	7,654,865

6,405	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc Projects, Series 2016A, 4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	6,308,028

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
1,250	5.875%, 6/15/34, 144A	6/24 at 100.00	N/R	1,250,700
4,275	6.000%, 6/15/44, 144A	6/24 at 100.00	N/R	4,187,576

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
355	6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	373,123
8,500	6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	8,852,155

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	BB+	1,555,230
10,840	6.000%, 9/15/40	9/20 at 100.00	BB+	11,178,316

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
5,000	7.000%, 6/15/26	6/21 at 100.00	BB	5,366,350
5,275	7.500%, 6/15/33	6/21 at 100.00	BB	5,698,371
17,150	7.625%, 6/15/41	6/21 at 100.00	BB	18,469,521

1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A, 6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	1,537,965

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A:
18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	21,072,002
4,000	8.500%, 6/15/44	6/23 at 100.00	N/R	4,581,320

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A:
2,110	6.000%, 6/15/34	6/24 at 100.00	N/R	2,259,240
6,115	6.125%, 6/15/44	6/24 at 100.00	N/R	6,489,360

6,920	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A, 6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	7,029,198

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc. Projects, Series 2017A:
2,150	6.000%, 6/15/37, 144A	6/27 at 100.00	N/R	2,215,704
6,290	6.125%, 6/15/47, 144A	6/27 at 100.00	N/R	6,441,903

11,500	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus Properties LLC Project, Series 2019, 7.000%, 12/01/48, 144A	12/23 at 105.00	N/R	11,498,275

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
3,850	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	4,057,438
4,200	5.000%, 6/01/48, 144A	6/28 at 100.00	N/R	4,472,916

4,075	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,249,491

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 4 Project, Series 2015:
$1,250	5.125%, 11/01/36	11/26 at 100.00	N/R	$1,285,388
1,500	5.375%, 11/01/46	11/26 at 100.00	N/R	1,545,060

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016:
1,740	4.875%, 11/01/37	11/26 at 100.00	N/R	1,765,126
2,465	5.000%, 11/01/46	11/26 at 100.00	N/R	2,495,739

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 6 Project, Series 2017:
565	5.000%, 11/01/38	11/28 at 100.00	N/R	592,148
840	5.000%, 11/01/47	11/28 at 100.00	N/R	877,019

4,250	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,673,767

	Forest Brooke Community Development District, Florida, Special Assessment Bonds, Series 2017:
1,000	5.000%, 12/15/37	12/27 at 100.00	N/R	1,020,440
2,000	5.125%, 12/15/46	12/27 at 100.00	N/R	2,045,660

1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	1,729,430

220	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	234,069

3,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 5.000%, 5/01/44	5/24 at 100.00	N/R	3,027,060

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 5.000%, 5/01/39	5/24 at 100.00	N/R	1,014,690

2,095	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	2,122,319

4,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%, 5/01/45	5/24 at 100.00	N/R	4,742,910

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	1,073,590

8,830	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (AMT)	5/23 at 100.00	N/R	9,271,147

1,595	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	1,614,523

	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A:
1,535	5.000%, 11/01/28	No Opt. Call	N/R	1,571,226
10,100	5.875%, 11/01/47	11/32 at 100.00	N/R	10,867,095

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$6,540	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017B, 6.000%, 11/01/29	No Opt. Call	N/R	$6,664,325

	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 1 Project, Series 2017:
890	4.625%, 11/01/37	11/27 at 100.00	N/R	895,296
1,120	5.000%, 11/01/47	11/27 at 100.00	N/R	1,140,294

	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016:
1,255	4.500%, 5/01/36	5/26 at 100.00	N/R	1,263,007
2,400	4.625%, 5/01/46	5/26 at 100.00	N/R	2,418,168

4,950	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	5,105,430

	Harmony West Community Development District, Osceloa County, Florida, Special Assessment Revenue Bonds, Assessment Area One, Series 2018:
1,000	5.100%, 5/01/38, 144A	5/32 at 100.00	N/R	1,020,840
2,000	5.250%, 5/01/49, 144A	5/32 at 100.00	N/R	2,044,360

	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017:
2,620	5.000%, 1/01/38	1/27 at 100.00	N/R	2,700,146
6,550	5.000%, 1/01/50	1/27 at 100.00	N/R	6,684,471

3,900	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2018, 5.125%, 1/01/50	1/29 at 100.00	N/R	4,034,589

760	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 5.000%, 11/01/34	11/24 at 100.00	N/R	770,731

490	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.250%, 5/01/38	5/27 at 100.00	N/R	509,590

	Heritage Harbour North Community Development District, Florida, Special Assessment Bond, Series 2014:
1,200	5.000%, 5/01/34	5/29 at 101.00	N/R	1,284,984
2,170	5.125%, 5/01/45	5/29 at 101.00	N/R	2,350,305

760	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2017A-2, 5.000%, 5/01/36, 144A	5/27 at 100.00	N/R	791,137

2,410	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Four, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	2,432,148

1,710	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	1,725,715

	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1:
810	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	824,450
1,185	5.375%, 11/01/49, 144A	11/29 at 100.00	N/R	1,198,770

2,350	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	2,420,148

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$550	Highland Meadows Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.500%, 5/01/36	5/19 at 100.00	N/R	$549,978

1,610	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 4B/C Project, Series 2017, 5.000%, 11/01/48	11/27 at 100.00	N/R	1,625,037

	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 5 Project, Series 2017:
395	5.375%, 11/01/37	11/27 at 100.00	N/R	413,067
795	5.500%, 11/01/47	11/27 at 100.00	N/R	828,621

325	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 6 Project, Series 2017, 5.500%, 11/01/47	11/27 at 100.00	N/R	339,440

	Highlands Community Development District, Hillborough County, Florida, Special Assessment Bonds, Assessment Area 4 Project, Series 2018:
1,080	5.250%, 6/15/39, 144A	12/29 at 100.00	N/R	1,107,486
1,825	5.375%, 6/15/49, 144A	12/29 at 100.00	N/R	1,868,873

2,395	Hillcrest Community Development District, Hollywood, Florida, Special Assessment District Revenue Bonds, Capital Improvement Program, Series 2018, 5.000%, 11/01/48	11/27 at 100.00	N/R	2,445,343

3,500	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/19 at 100.00	BB	3,500,175

	Hunter’s Ridge Community Development District 1, Flagler County, Florida, Special Assessment Bonds, Assessment Area 1, Series 2019:
470	5.000%, 11/01/39, 144A	11/29 at 100.00	N/R	484,796
700	5.125%, 11/01/49, 144A	11/29 at 100.00	N/R	720,433

	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015:
1,960	5.000%, 11/01/35	11/25 at 100.00	N/R	2,018,584
3,000	5.125%, 11/01/45	11/25 at 100.00	N/R	3,067,920

	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017:
1,000	4.625%, 11/01/37	11/27 at 100.00	N/R	1,005,240
1,000	5.000%, 11/01/47	11/27 at 100.00	N/R	1,023,780

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 2015-XF0062, 13.410%, 10/01/41, 144A (IF)	10/21 at 100.00	AA–	3,279,122

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel O-1 Project, Series 2014:
490	5.125%, 11/01/34	11/24 at 100.00	N/R	497,502
895	5.375%, 11/01/44	11/24 at 100.00	N/R	917,948

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014:
610	5.125%, 11/01/34	11/24 at 100.00	N/R	619,339
1,030	5.375%, 11/01/44	11/24 at 100.00	N/R	1,056,409

3,780	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/19 at 100.00	N/R	3,783,326

	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016:
1,025	4.625%, 5/01/36	5/26 at 100.00	N/R	1,032,267
1,870	5.000%, 5/01/47	5/26 at 100.00	N/R	1,897,414

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2017:
$1,255	4.625%, 5/01/37	5/27 at 100.00	N/R	$1,261,915
2,200	5.000%, 5/01/48	5/27 at 100.00	N/R	2,230,558

2,440	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/32	5/25 at 100.00	N/R	2,478,869

1,215	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	11/23 at 100.00	N/R	1,263,418

8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,601,434

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
4,600	5.250%, 11/01/33	11/22 at 100.00	N/R	4,730,180
3,155	5.750%, 11/01/42	11/22 at 100.00	N/R	3,306,661

2,950	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.750%, 5/01/45	5/25 at 100.00	N/R	3,065,935

	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,610	5.000%, 5/01/38	5/28 at 100.00	N/R	1,623,411
2,665	5.100%, 5/01/48	5/28 at 100.00	N/R	2,691,170

	Lakeside Preserve Community Development District, Lakeland, Florida, Special Assessment Bonds, Series 2019:
1,075	4.875%, 5/01/39 (WI/DD, Settling 4/16/19)	5/29 at 100.00	N/R	1,077,516
1,500	5.000%, 5/01/49 (WI/DD, Settling 4/16/19)	5/29 at 100.00	N/R	1,495,335

2,965	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 5.125%, 5/01/47, 144A	5/27 at 100.00	N/R	3,048,791

1,250	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Isles Lakewood Ranch Project, Series 2019, 4.875%, 5/01/49 (WI/DD, Settling 4/08/19)	5/29 at 100.00	N/R	1,266,838

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
970	4.875%, 5/01/35	5/25 at 100.00	N/R	990,166
700	4.875%, 5/01/45	5/25 at 100.00	N/R	708,813

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016:
4,090	5.000%, 5/01/36	5/26 at 100.00	N/R	4,189,960
100	5.125%, 5/01/46	5/26 at 100.00	N/R	102,499

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1A, Series 2018:
1,170	5.000%, 5/01/38	5/28 at 100.00	N/R	1,190,393
2,550	5.100%, 5/01/48	5/28 at 100.00	N/R	2,596,384

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1B, Series 2018:
2,250	5.300%, 5/01/39, 144A	5/29 at 100.00	N/R	2,346,300
4,000	5.450%, 5/01/48, 144A	5/29 at 100.00	N/R	4,213,880

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northwest Sector Project, Series 2018:
$1,275	5.500%, 5/01/39, 144A	5/29 at 100.00	N/R	$1,343,684
2,000	5.650%, 5/01/48, 144A	5/29 at 100.00	N/R	2,107,400

8,785	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/38	5/19 at 100.00	N/R	8,796,508

1,775	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory Put 9/15/19)	9/20 at 100.00	N/R	1,837,782

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
10,455	5.250%, 6/15/27	5/19 at 100.00	BB–	10,456,673
35,550	5.375%, 6/15/37	5/19 at 100.00	BB–	34,879,527

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB–	2,638,519
4,700	5.750%, 6/15/42	6/22 at 100.00	BB–	4,710,434

5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2012, 5.750%, 10/01/42	10/22 at 100.00	BB+	6,011,300

3,490	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2014, 5.500%, 10/01/47	10/22 at 102.00	BB+	3,710,603

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A:
790	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	805,555
2,000	5.625%, 12/01/37, 144A	12/22 at 105.00	N/R	2,054,320
7,650	5.750%, 12/01/52, 144A	12/22 at 105.00	N/R	7,843,315

23,920	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/37 (UB) (6)	5/19 at 100.00	A2	23,983,149

219	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/19 at 100.00	N/R	219,048

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (4)	No Opt. Call	N/R	765,000

	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015:
1,000	5.375%, 5/01/35	5/26 at 100.00	N/R	1,039,650
3,745	5.625%, 5/01/46	5/26 at 100.00	N/R	3,932,774

1,920	Marshall Creek Community Development District, Saint Johns County, Florida, Capital Improvement and Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/32	5/25 at 100.00	N/R	1,950,086

410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34	5/24 at 100.00	N/R	437,536

	Mediterranean Community Development District, Riviera Beach, Florida, Special Assessment Bonds, Area 2 Project, Refunding & Improvement Series 2017:
1,130	4.750%, 5/01/37	5/28 at 100.00	N/R	1,149,798
2,700	5.000%, 5/01/48	5/28 at 100.00	N/R	2,748,816

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015:
$13,515	5.000%, 9/01/40 (UB) (6)	9/25 at 100.00	AA–	$15,447,375
7,000	5.000%, 9/01/45 (UB) (6)	9/25 at 100.00	AA–	7,962,080

	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
3,895	5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	3,898,350
6,530	6.000%, 7/01/47, 144A	7/27 at 100.00	N/R	6,529,282

	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
13,005	5.125%, 11/01/39	11/27 at 100.00	N/R	13,521,429
15,255	5.250%, 11/01/49	11/27 at 100.00	N/R	15,885,031

10,635	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018B, 4.000%, 4/01/53 (UB) (6)	4/28 at 100.00	A–	11,028,920

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Aspira of Florida Project, Series 2016A:
9,370	6.000%, 11/01/46, 144A (4)	11/26 at 100.00	B	8,945,070
7,175	6.000%, 11/01/51, 144A (4)	11/26 at 100.00	B	6,783,675

4,810	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pine crest Academy Inc., Series 2017, 5.000%, 9/15/44, 144A	9/27 at 100.00	BBB	5,151,414

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pine crest Academy Project, Series 2014:
1,000	5.000%, 9/15/34	9/24 at 100.00	BBB	1,070,440
1,730	5.250%, 9/15/44	9/24 at 100.00	BBB	1,843,557

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A:
1,500	5.750%, 9/15/35, 144A	9/25 at 100.00	N/R	1,542,210
2,250	6.000%, 9/15/45, 144A	9/25 at 100.00	N/R	2,315,768

3,250	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral Academy, Series 2018, 5.000%, 1/15/48	1/28 at 100.00	BBB–	3,458,845

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust 2016-XG0065, 15.177%, 10/01/41, 144A (Pre-refunded 10/01/20) (IF) (6)	10/20 at 100.00	A2 (7)	3,536,122

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 2015-XF2191, 16.593%, 6/01/39 – AGM Insured, 144A (Pre-refunded 6/01/19) (IF) (6)	6/19 at 100.00	AA– (7)	3,298,724

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2016-XG0030:
2,065	13.571%, 10/01/39 – AGM Insured, 144A (Pre-refunded 10/01/20) (IF)	10/20 at 100.00	AA (7)	2,489,667
3,750	13.585%, 10/01/39 – AGM Insured, 144A (Pre-refunded 10/01/20) (IF)	10/20 at 100.00	AA (7)	4,522,125
855	13.585%, 10/01/39, 144A (Pre-refunded 10/01/20) (IF)	10/20 at 100.00	AA (7)	1,031,045

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
980	5.000%, 5/01/29	5/23 at 100.00	N/R	1,030,470
6,715	5.000%, 5/01/37	5/23 at 100.00	N/R	7,006,431

13,905	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	14,508,477

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$7,955	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 2 Series 2018A-2, 5.375%, 11/01/29	No Opt. Call	N/R	$8,038,448

1,415	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/22 at 100.00	N/R	1,460,464

	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014:
1,555	5.250%, 11/01/35	11/24 at 100.00	N/R	1,642,547
2,660	5.625%, 11/01/45	11/24 at 100.00	N/R	2,830,506

	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2018:
1,555	5.000%, 11/01/38, 144A	11/28 at 100.00	N/R	1,590,703
2,655	5.125%, 11/01/48, 144A	11/28 at 100.00	N/R	2,715,640

870	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/19 at 100.00	N/R	687,300

1,590	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (4)	No Opt. Call	N/R	1,256,100

	North Boulevard Community Development District, Haines, Polk County, Florida, Special Assessment Bonds, Series 2019:
1,000	5.500%, 11/01/39	11/30 at 100.00	N/R	1,036,120
1,750	5.625%, 11/01/49	11/30 at 100.00	N/R	1,812,913

5,060	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Area C, Series 2017, 5.000%, 5/01/38	5/28 at 100.00	N/R	5,203,350

4,480	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Bay Unit Area, Series 2018, 4.875%, 5/01/38, 144A	5/28 at 100.00	N/R	4,579,098

8,065	North Springs Improvement District, Broward County, Florida, Water Management Bonds, Parkland Bay Unit Area, Series 2018, 5.000%, 5/01/48	5/28 at 100.00	N/R	8,242,430

8,710	North Springs Improvement District, Broward County, Florida, Water Management Bonds, Unit Area C, Series 2017, 5.000%, 5/01/48, 144A	5/28 at 100.00	N/R	8,912,682

2,025	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	2,159,723

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
2,700	5.000%, 8/01/34	8/24 at 100.00	N/R	2,834,919
5,700	5.000%, 8/01/46	8/24 at 100.00	N/R	5,907,195

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2017:
2,400	5.000%, 8/01/32	8/27 at 100.00	N/R	2,552,736
750	5.000%, 8/01/37	8/27 at 100.00	N/R	787,995
2,000	5.000%, 8/01/46	8/27 at 100.00	N/R	2,085,660

13,280	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	N/R	13,877,600

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2018A:
3,280	5.500%, 8/01/39	8/29 at 100.00	N/R	3,407,789
5,730	5.625%, 8/01/49	8/29 at 100.00	N/R	6,039,420

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,290	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.750%, 11/01/35	11/25 at 100.00	N/R	$1,299,004

345	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 2016-XF1056, 12.925%, 10/01/42, 144A (IF) (6)	4/22 at 100.00	A+	429,608

2,245	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 5.000%, 5/01/36	5/26 at 100.00	N/R	2,306,423

	Osceola Chain Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,040	5.125%, 5/01/38	5/28 at 100.00	N/R	1,064,076
1,130	5.250%, 5/01/48	5/28 at 100.00	N/R	1,156,024

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
500	6.750%, 6/01/24	6/22 at 102.00	N/R	560,250
1,000	6.850%, 6/01/26	6/22 at 102.00	N/R	1,116,090
1,000	7.000%, 6/01/29	6/22 at 102.00	N/R	1,116,060
5,000	7.375%, 6/01/44	6/22 at 102.00	N/R	5,627,750
11,600	7.500%, 6/01/49	6/22 at 102.00	N/R	13,099,300

11,345	Palm Beach County, Florida, First Mortgage Revenue Bonds, Tuscan Gardens of Delray Beach Project, Series 2018A, 4.750%, 10/01/47 (Mandatory Put 10/01/29)	10/23 at 103.00	N/R	11,118,100

3,500	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 2017, 5.000%, 5/01/39	5/27 at 100.00	BBB–	3,746,400

550	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	660,198

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
260	4.875%, 5/01/22	No Opt. Call	N/R	262,358
1,370	5.375%, 5/01/31	5/22 at 100.00	N/R	1,435,418

9,270	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/19 at 100.00	N/R	9,291,043

2,356	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/19 at 100.00	N/R	2,126,228

1,000	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.700%, 5/01/37	5/27 at 100.00	N/R	1,060,370

	Preserve at South Branch Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Phase 1 Series 2018:
500	5.250%, 11/01/38	11/29 at 100.00	N/R	517,355
1,000	5.375%, 11/01/49	11/29 at 100.00	N/R	1,034,560

2,440	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (AMT)	1/22 at 100.00	N/R	2,467,840

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
235	5.750%, 11/01/22	No Opt. Call	N/R	248,181
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,433,300
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,213,650

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015:
$1,350	5.000%, 11/01/35	11/25 at 100.00	N/R	$1,389,582
2,270	5.200%, 11/01/45	11/25 at 100.00	N/R	2,328,339

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,398,232

7,490	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/33	5/25 at 100.00	N/R	7,755,446

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
2,740	5.000%, 5/01/36	5/28 at 100.00	N/R	2,798,252
2,730	5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	2,774,472

2,530	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	2,564,939

2,250	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017, 4.750%, 11/01/38, 144A	11/27 at 100.00	N/R	2,285,010

2,560	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,714,624

	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,236	4.500%, 5/01/32	5/27 at 100.00	N/R	1,237,941
1,002	5.000%, 5/01/46	5/27 at 100.00	N/R	1,018,002

1,435	Rivers Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 5.000%, 5/01/38	5/28 at 100.00	N/R	1,468,392

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1:
590	5.450%, 5/01/31	5/26 at 100.00	N/R	582,938
820	5.600%, 5/01/37	5/26 at 100.00	N/R	812,538

	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,000	5.875%, 11/01/37	11/27 at 100.00	N/R	1,097,690
1,000	6.000%, 11/01/47	11/27 at 100.00	N/R	1,096,060

	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2018:
2,000	5.375%, 11/01/38, 144A	11/29 at 100.00	N/R	2,102,080
3,760	5.500%, 11/01/49, 144A	11/29 at 100.00	N/R	3,950,707

1,900	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	2,152,681

1,700	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	1,785,102

	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017:
1,000	4.750%, 11/01/37, 144A	11/27 at 100.00	N/R	1,015,400
1,250	5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	1,271,100

3,620	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	5/19 at 100.00	N/R	3,621,339

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Shell Point Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Refunding Series 2019:
$1,500	5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	$1,529,220
3,000	5.375%, 11/01/49, 144A	11/29 at 100.00	N/R	3,051,960

	Shingle Creek Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area 2 Series 2019:
2,500	4.750%, 5/01/39	5/29 at 100.00	N/R	2,566,450
4,000	5.000%, 5/01/49	5/29 at 100.00	N/R	4,105,000

	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1A, Series 2018A-1:
390	5.250%, 11/01/38, 144A	11/28 at 100.00	N/R	402,815
580	5.375%, 11/01/48, 144A	11/28 at 100.00	N/R	598,983

2,050	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1B, Refunding Series 2018A-2, 5.500%, 5/01/49, 144A	No Opt. Call	N/R	2,070,931

330	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Refunding Subordinate Lien Series 2018B, 5.750%, 11/01/25, 144A	No Opt. Call	N/R	334,155

310	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.500%, 11/01/47, 144A	11/27 at 100.00	N/R	322,654

2,030	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 5.000%, 5/01/38	5/24 at 101.00	N/R	2,073,239

4,000	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017A, 5.250%, 11/01/48	11/27 at 100.00	N/R	4,091,320

425	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017B, 5.350%, 11/01/29	No Opt. Call	N/R	433,972

	Solterra Resort Community Development District, Polk County, Florida, Special Assessment Bonds, Series 2018:
1,000	5.250%, 5/01/39	5/31 at 100.00	N/R	1,041,060
3,000	5.375%, 5/01/49	5/31 at 100.00	N/R	3,125,850

5,800	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/19 at 100.00	N/R	5,800,406

	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016:
65	5.000%, 5/01/29	5/27 at 100.00	N/R	67,564
785	5.375%, 5/01/37	5/27 at 100.00	N/R	823,701
2,745	5.625%, 5/01/47	5/27 at 100.00	N/R	2,895,536

	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2018:
1,510	5.000%, 5/01/38	5/28 at 100.00	N/R	1,541,997
3,750	5.375%, 5/01/49	5/28 at 100.00	N/R	3,865,275

	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
36,610	4.000%, 8/15/42 (UB) (6)	8/27 at 100.00	A1	38,153,112
50,915	4.000%, 8/15/47 (WI/DD, Settling 4/02/19) (UB) (6)	8/27 at 100.00	A1	52,696,516

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2:
$400	4.875%, 5/01/35	5/26 at 100.00	N/R	$406,568
100	5.000%, 5/01/38	5/26 at 100.00	N/R	101,846

2,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB	2,143,460

2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,165,440

	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
1,000	5.000%, 5/01/39	5/29 at 100.00	N/R	1,012,600
1,250	5.250%, 5/01/49	5/29 at 100.00	N/R	1,275,450

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014:
2,125	5.125%, 11/01/34	11/24 at 100.00	N/R	2,199,758
3,265	5.500%, 11/01/44	11/24 at 100.00	N/R	3,462,075

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
1,525	5.125%, 11/01/37, 144A	11/27 at 100.00	N/R	1,580,480
3,000	5.250%, 11/01/47, 144A	11/27 at 100.00	N/R	3,117,450

2,225	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,350,824

	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Parcel K Assessment Area, Series 2017:
1,270	4.625%, 12/15/38	12/28 at 100.00	N/R	1,284,110
1,930	5.000%, 12/15/47	12/28 at 100.00	N/R	1,968,523

2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,844,950

1,750	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.625%, 11/01/47	11/30 at 100.00	N/R	1,797,250

1,280	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	1,282,138

1,270	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	5/19 at 11.00	N/R	1,282,649

	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014:
2,740	5.125%, 11/01/34	11/29 at 100.00	N/R	3,053,785
3,945	5.500%, 11/01/44	11/29 at 100.00	N/R	4,509,885

	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-1:
500	5.250%, 11/01/38, 144A	11/28 at 100.00	N/R	518,965
1,320	5.375%, 11/01/48, 144A	11/28 at 100.00	N/R	1,368,444

1,460	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	1,505,713

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Summit At Fern Hill Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
$998	4.500%, 5/01/32	5/27 at 100.00	N/R	$1,003,938
491	4.750%, 5/01/38	5/27 at 100.00	N/R	498,566
1,561	5.000%, 5/01/46	5/27 at 100.00	N/R	1,594,202

6,745	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/19 at 100.00	N/R	6,747,091

	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016:
1,115	4.800%, 5/01/36	5/26 at 100.00	N/R	1,147,993
1,815	5.000%, 5/01/46	5/26 at 100.00	N/R	1,871,664

	Timber Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
1,000	5.000%, 11/01/38, 144A	11/32 at 100.00	N/R	1,028,890
1,250	5.000%, 11/01/48, 144A	11/32 at 100.00	N/R	1,277,825

	Tohoqua Community Development District, Florida, Special Assessment Revenue Bonds, Series 2018:
1,055	4.700%, 5/01/38, 144A	5/28 at 100.00	N/R	1,068,198
1,075	4.800%, 5/01/48, 144A	5/28 at 100.00	N/R	1,087,631

22,545	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	22,438,813

11,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	9,816,746

	Tolomato Community Development District, Florida, Special Assessment Bonds, Expansion Parcel Project, Series 2018:
580	4.850%, 5/01/38, 144A	5/28 at 100.00	N/R	583,364
975	5.000%, 5/01/48, 144A	5/28 at 100.00	N/R	980,616

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
340	6.375%, 5/01/17 (4)	No Opt. Call	N/R	3
1,715	6.450%, 5/01/23 (4)	5/19 at 100.00	N/R	17
2,060	6.550%, 5/01/27 (4)	5/19 at 100.00	N/R	21
10,355	6.650%, 5/01/40 (4)	5/19 at 100.00	N/R	104

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/19 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1 RMKT:
130	6.450%, 5/01/23	5/19 at 100.00	N/R	129,987
175	6.550%, 5/01/27	5/19 at 100.00	N/R	174,717
870	6.650%, 5/01/40	5/19 at 100.00	N/R	819,331

2,530	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1 RMKT, 5.250%, 5/01/39	5/19 at 100.00	N/R	2,157,837

5,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Senior Lien Series 2018A-2, 5.625%, 5/01/40, 144A	5/28 at 100.00	N/R	5,134,150

35,080	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/19 at 100.00	N/R	28,604,583

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$21,550	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40	5/19 at 100.00	N/R	$14,448,197

23,470	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)	5/19 at 100.00	N/R	235

2,340	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2018B-2, 5.125%, 5/01/39	5/28 at 100.00	N/R	2,384,998

31,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/19 at 100.00	N/R	31,854,047

3,235	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44	11/26 at 12.00	N/R	3,670,366

	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 2B Project, Series 2018:
540	5.375%, 5/01/38	5/29 at 100.00	N/R	560,482
1,000	5.500%, 5/01/49	5/29 at 100.00	N/R	1,032,720

	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3A Project, Series 2018:
1,750	5.375%, 5/01/38	5/29 at 100.00	N/R	1,816,378
3,600	5.500%, 5/01/49	5/29 at 100.00	N/R	3,717,792

4,865	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.500%, 10/01/47	10/27 at 100.00	N/R	4,916,374

825	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016A-1, 5.375%, 11/01/36	11/28 at 100.00	N/R	876,026

90	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016A-2, 5.875%, 11/01/30	No Opt. Call	N/R	97,102

	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Assessment Area One – Phase 2 Project, Series 2018:
725	5.250%, 11/01/39, 144A	11/30 at 100.00	N/R	750,781
1,000	5.375%, 11/01/49, 144A	11/30 at 100.00	N/R	1,035,400

750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/43 – AGM Insured	11/32 at 100.00	N/R	898,823

2,170	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	2,237,465

	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2018:
1,100	5.375%, 5/01/38	5/28 at 100.00	N/R	1,146,090
3,370	5.500%, 5/01/49	5/28 at 100.00	N/R	3,515,078

2,000	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016, 4.750%, 11/01/47	11/26 at 100.00	N/R	2,017,300

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels A, B & C, Series 2018:
1,400	5.000%, 11/01/39	11/29 at 100.00	N/R	1,436,526
2,500	5.125%, 11/01/49	11/29 at 100.00	N/R	2,564,850

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels D, E & F, Series 2017:
$3,970	4.625%, 11/01/38, 144A	11/27 at 100.00	N/R	$4,009,898
4,660	4.750%, 11/01/48, 144A	11/27 at 100.00	N/R	4,712,891

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
2,000	5.000%, 11/01/36	11/25 at 100.00	N/R	2,032,560
570	5.125%, 11/01/45	11/25 at 100.00	N/R	579,565

2,440	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 5.625%, 11/01/45	11/28 at 100.00	N/R	2,605,944

	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2:
1,000	5.000%, 5/01/37	5/28 at 100.00	A2	1,090,250
2,020	5.000%, 5/01/47	5/28 at 100.00	A2	2,188,630

7,130	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47	11/31 at 100.00	N/R	7,403,008

615	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.750%, 5/01/37	5/26 at 100.00	N/R	619,274

	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2017:
1,370	5.000%, 12/15/32, 144A	No Opt. Call	N/R	1,475,463
2,000	5.000%, 12/15/37, 144A	12/32 at 100.00	N/R	2,137,280
6,000	5.000%, 12/15/47, 144A	12/32 at 100.00	N/R	6,354,420

	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1:
255	5.375%, 11/01/37	11/27 at 100.00	N/R	265,070
1,000	5.500%, 11/01/46	11/27 at 100.00	N/R	1,040,110

2,000	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.500%, 11/01/47, 144A	11/28 at 100.00	N/R	2,094,100

1,870	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-2, 5.500%, 11/01/29, 144A	No Opt. Call	N/R	1,907,662

2,350	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2017A-3, 5.750%, 11/01/29, 144A	5/19 at 101.00	N/R	2,349,977

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,563,000
130	6.125%, 5/01/42	5/22 at 100.00	N/R	138,057

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
785	5.000%, 5/01/23	5/22 at 100.00	N/R	808,542
2,750	5.500%, 5/01/34	5/22 at 100.00	N/R	2,862,117

1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,364,537

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area One-Gardens East Project, Series 2018A:
$1,135	5.000%, 11/01/39	11/29 at 100.00	N/R	$1,162,217
1,080	5.000%, 11/01/39	11/29 at 100.00	N/R	1,105,898
1,850	5.125%, 11/01/49	11/29 at 100.00	N/R	1,894,086
1,765	5.125%, 11/01/49	11/29 at 100.00	N/R	1,807,060

1,900	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area Three, Four and Five, Series 2018B, 5.875%, 11/01/32	12/19 at 101.00	N/R	1,919,114

1,000	Verandah East Community Development District, Florida, Special Assessment Revenue Bonds, Refunding & Improvement Series 2016, 4.250%, 5/01/37	5/26 at 100.00	N/R	990,010

4,385	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	4,470,639

	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod A Project, Series 2017:
1,640	4.750%, 11/01/38	11/27 at 100.00	N/R	1,657,368
2,200	5.000%, 11/01/48	11/27 at 100.00	N/R	2,232,142

	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod B Project, Series 2017:
1,300	4.750%, 11/01/38	11/27 at 100.00	N/R	1,313,767
1,800	5.000%, 11/01/48	11/27 at 100.00	N/R	1,826,298

	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2017:
1,890	5.000%, 11/01/38	11/27 at 100.00	N/R	1,932,109
3,000	5.125%, 11/01/48	11/27 at 100.00	N/R	3,066,540

2,195	Villa Portofino East Development District, Homestead, Florida, Special Assessment Bonds, Series 2007A, 5.200%, 5/01/37	5/19 at 100.00	N/R	2,197,875

350	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	BBB–	368,760

1,400	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Series 2016, 4.125%, 11/01/46	11/26 at 100.00	BBB–	1,423,982

	Waterset Central Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
1,925	5.125%, 11/01/38, 144A	11/28 at 100.00	N/R	1,966,003
4,000	5.250%, 11/01/49, 144A	11/28 at 100.00	N/R	4,084,720

	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014:
1,940	5.125%, 11/01/35	11/24 at 100.00	N/R	2,029,356
1,655	5.250%, 5/01/39	5/27 at 100.00	N/R	1,703,376

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 1, Series 2017:
5,000	4.000%, 5/01/27	No Opt. Call	N/R	4,913,700
1,000	4.500%, 5/01/32	5/27 at 100.00	N/R	993,340

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 3, Refunding Series 2017:
$1,115	4.400%, 5/01/32	5/27 at 100.00	N/R	$1,121,746
2,685	5.000%, 5/01/32	5/27 at 100.00	N/R	2,785,795
2,095	4.500%, 5/01/34	5/27 at 100.00	N/R	2,111,488
3,505	5.000%, 5/01/37	5/27 at 100.00	N/R	3,577,203

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Master Infrastructure, Series 2019:
3,030	4.750%, 5/01/39, 144A (WI/DD, Settling 4/15/19)	5/29 at 100.00	N/R	3,010,547
6,500	5.000%, 5/01/50, 144A (WI/DD, Settling 4/15/19)	5/29 at 100.00	N/R	6,500,000

	Westside Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Solara Phase 1 Assessment Area, Series 2018:
550	5.000%, 5/01/38, 144A	5/28 at 100.00	N/R	561,693
575	5.200%, 5/01/48, 144A	5/28 at 100.00	N/R	592,940

	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
2,020	4.625%, 11/01/38, 144A	11/27 at 100.00	N/R	2,038,847
2,600	5.000%, 11/01/47, 144A	11/27 at 100.00	N/R	2,628,210

	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2017:
935	4.625%, 5/01/38	5/28 at 100.00	N/R	943,967
1,300	5.000%, 5/01/48	5/28 at 100.00	N/R	1,318,902

	Willows Community Development District, Florida, Special Assessment Bonds, Series 2019:
1,500	5.000%, 5/01/39 (WI/DD, Settling 4/10/19)	5/29 at 100.00	N/R	1,505,835
3,000	5.200%, 5/01/50 (WI/DD, Settling 4/10/19)	5/29 at 100.00	N/R	3,011,550

1,870	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015, 5.000%, 11/01/45	11/26 at 100.00	N/R	1,921,911

	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2019:
685	4.875%, 11/01/39	11/29 at 100.00	N/R	700,043
1,000	5.000%, 11/01/49	11/29 at 100.00	N/R	1,019,730

1,555	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 5.000%, 11/01/35	11/25 at 100.00	N/R	1,602,754

1,105	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.750%, 11/01/37	11/27 at 100.00	N/R	1,120,426

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014:
500	5.375%, 5/01/35	5/25 at 100.00	N/R	527,200
2,380	5.625%, 5/01/45	5/25 at 100.00	N/R	2,522,372

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016:
915	4.875%, 5/01/36	5/26 at 100.00	N/R	931,690
1,700	5.000%, 5/01/47	5/26 at 100.00	N/R	1,728,424

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
$510	5.125%, 5/01/36	5/28 at 100.00	N/R	$521,429
925	5.500%, 5/01/46	5/28 at 100.00	N/R	974,182

	Zephyr Lakes Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2019:
1,940	5.500%, 11/01/39, 144A	11/30 at 100.00	N/R	2,008,346
3,335	5.625%, 11/01/49, 144A	11/30 at 100.00	N/R	3,451,958
1,940,253	Total Florida			1,927,522,030

	Georgia – 0.8%

	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
14,875	6.750%, 1/01/35	1/28 at 100.00	N/R	15,059,747
11,450	7.000%, 1/01/40	1/28 at 100.00	N/R	11,636,749

1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BBB+	1,525,229

4,385	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Bond Trust 2015-XF0234, 17.189%, 3/01/23, 144A (IF) (6)	No Opt. Call	AA–	7,454,237

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22 (4), (8)	5/19 at 100.00	N/R	—
95	5.375%, 12/01/28 (4), (8)	5/19 at 100.00	N/R	—

4,210	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45	2/28 at 100.00	BBB+	4,290,327

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45	2/28 at 100.00	BBB+	3,057,240

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB+	11,307,030

	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 2017:
1,000	4.000%, 8/15/41 (UB) (6)	2/28 at 100.00	AA–	1,058,010
22,510	4.000%, 8/15/48 (UB) (6)	2/28 at 100.00	AA–	23,734,094

4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	4,970,922

5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	5,567,567

6,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc. Project, Refunding Series 2016, 5.000%, 7/01/42	7/23 at 103.00	BBB	6,349,380

2,630	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Tender Option Bond Trust 2015-XF1016, 18.337%, 8/15/49, 144A (IF) (6)	2/25 at 100.00	AA–	4,451,065

7,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System Inc., Series 2017A, 4.000%, 4/01/42 (UB) (6)	4/27 at 100.00	A	7,184,590

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
$1,038	5.500%, 7/15/23	7/21 at 100.00	N/R	$1,041,090
2,242	5.500%, 7/15/30	7/21 at 100.00	N/R	2,246,637
2,461	5.500%, 1/15/36	7/21 at 100.00	N/R	2,466,185

	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017:
1,840	5.875%, 6/15/47, 144A	6/27 at 100.00	N/R	1,876,377
1,550	6.000%, 6/15/52, 144A	6/27 at 100.00	N/R	1,583,031

20,610	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/43 (UB) (6)	5/29 at 100.00	A3	23,016,424

7,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/37, 144A	11/27 at 100.00	Ba3	7,593,950
136,966	Total Georgia			147,469,881

	Guam – 0.3%

3,095	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	3,200,756

	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,026,360
9,000	6.875%, 12/01/40	12/20 at 100.00	B+	9,274,950

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
2,000	5.250%, 7/01/33	7/23 at 100.00	BBB–	2,164,760
3,840	5.500%, 7/01/43	7/23 at 100.00	BBB–	4,160,563

	Guam Government, General Obligation Bonds, 2009 Series A:
7,800	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (7)	8,054,826
32,530	7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (7)	33,634,394

1,410	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	1,626,562
60,675	Total Guam			63,143,171

	Hawaii – 0.3%

1,565	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A, 5.000%, 1/01/45, 144A	1/25 at 100.00	Ba3	1,565,657

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
3,040	6.625%, 7/01/33	7/23 at 100.00	BB	3,229,027
9,450	6.875%, 7/01/43	7/23 at 100.00	BB	9,997,344

7,405	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018, 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	7,627,298

16,795	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (AMT) (UB) (6)	3/27 at 100.00	Baa2	17,137,450

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	A–	5,576,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii (continued)

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
$1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	$1,116,071
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,045,030
47,560	Total Hawaii			49,294,827

	Idaho – 0.1%

3,648	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	3,893,583

1,305	Idaho Housing and Finance Association Nonprofit Facilities Revenue Bonds, Liberty Charter School, Inc., Series 2008A, 6.000%, 6/01/38	5/19 at 100.00	BBB	1,307,049

955	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc. Project, Series 2018A, 6.000%, 7/01/49, 144A	7/28 at 100.00	BB	1,024,935

	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Xavier Charter School, Inc. Project, Series 2015A:
1,000	5.000%, 6/01/35	6/25 at 100.00	BBB	1,090,140
2,380	5.000%, 6/01/44	6/25 at 100.00	BBB	2,560,213
9,288	Total Idaho			9,875,920

	Illinois – 15.0%

6,410	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.700%, 5/01/36	5/19 at 100.00	N/R	6,354,425

6,240	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	5/19 at 100.00	N/R	6,120,442

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.250%, 3/01/41	3/28 at 100.00	N/R	4,068,160

4,660	Central Illinois Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Huntington Ridge Apartments Project, Series 2014, 5.000%, 8/01/30	8/24 at 100.00	N/R	4,716,293

5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XG0073, 17.670%, 12/01/39, 144A (IF) (6)	12/21 at 100.00	A2	7,547,906

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
11,130	5.750%, 4/01/35 (UB) (6)	4/27 at 100.00	A	12,813,413
38,215	6.100%, 4/01/36 (UB) (6)	4/27 at 100.00	A	45,269,489
118,345	6.000%, 4/01/46 (UB) (6)	4/27 at 100.00	A	137,306,236
6,115	5.000%, 4/01/42 (UB) (6)	4/27 at 100.00	A	6,634,530
4,685	5.000%, 4/01/46 (UB) (6)	4/27 at 100.00	A	5,069,592

7,500	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/46 (UB) (6)	4/28 at 100.00	A	8,138,775

2,130	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	B+	2,265,553

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A:
13,000	5.500%, 12/01/39	12/21 at 100.00	B2	13,446,030
41,030	5.000%, 12/01/41	12/21 at 100.00	B2	41,868,653
1,100	5.250%, 12/01/41	12/21 at 100.00	B2	1,129,348

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$11,505	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	B2	$11,812,644

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C:
12,190	5.250%, 12/01/35	12/24 at 100.00	B+	12,954,435
22,560	5.250%, 12/01/39	12/24 at 100.00	B+	23,771,698

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
305	5.000%, 12/01/19 (ETM)	No Opt. Call	N/R (7)	311,917
4,605	5.000%, 12/01/31	12/20 at 100.00	B2	4,665,556

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B:
1,510	5.000%, 12/01/34	12/22 at 100.00	B2	1,565,885
20,650	4.000%, 12/01/35	12/22 at 100.00	B2	19,846,095

16,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	B+	20,416,872

2,375	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C, 5.000%, 12/01/34	12/27 at 100.00	B+	2,555,524

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017G:
9,500	5.000%, 12/01/34	12/27 at 100.00	B+	10,222,095
17,820	5.000%, 12/01/44	12/27 at 100.00	B+	18,746,640

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H:
1,500	5.000%, 12/01/36	12/27 at 100.00	B+	1,602,915
10,860	5.000%, 12/01/46	12/27 at 100.00	B+	11,401,697

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
6,325	5.000%, 12/01/34	12/28 at 100.00	B+	6,819,868
6,765	5.000%, 12/01/35	12/28 at 100.00	B+	7,268,519

9,650	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018D, 5.000%, 12/01/46	12/28 at 100.00	B+	10,129,605

263,180	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B+	308,107,458

43,670	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	B+	52,869,959

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
1,765	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	B+	1,169,330
4,550	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	B+	2,857,081

3,385	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 – NPFG Insured	No Opt. Call	B+	2,020,913

8,935	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (UB) (6)	12/21 at 100.00	A3	9,409,538

52,720	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.000%, 12/01/44 (UB) (6)	12/24 at 100.00	AA	57,442,658

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF0232:
$2,950	16.733%, 9/01/22 – AGM Insured, 144A (IF) (6)	No Opt. Call	AA	$4,478,926
8,000	16.743%, 9/01/22 – AGM Insured, 144A (IF) (6)	No Opt. Call	AA	12,149,040
500	16.743%, 9/01/22 – AGM Insured, 144A (IF) (6)	No Opt. Call	AA	759,315

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF1040:
2,600	16.671%, 12/01/44, 144A (IF) (6)	12/24 at 100.00	AA	3,764,540
3,755	16.671%, 12/01/44, 144A (IF) (6)	12/24 at 100.00	AA	5,436,865
1,000	17.922%, 12/01/49, 144A (IF) (6)	12/24 at 100.00	AA	1,510,660
2,000	17.922%, 12/01/49, 144A (IF) (6)	12/24 at 100.00	AA	3,021,320
1,150	17.922%, 12/01/49, 144A (IF) (6)	12/24 at 100.00	AA	1,737,259

2,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2017-XF2426, 16.671%, 12/01/44, 144A (IF) (6)	12/24 at 100.00	AA	2,895,800

5,232	Chicago, Illinois, Certificates of Participation Tax Increment Allocation Bonds, Pulaski Promenade Project, Note Series 2017, 5.240%, 2/15/31, 144A	11/19 at 100.00	N/R	5,240,964

1,113	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33, 144A	4/19 at 100.00	N/R	1,113,711

907	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	4/19 at 100.00	N/R	906,765

11,000	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	11,027,830

5,854	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)	5/19 at 100.00	N/R	4,315,090

4,240	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	4/19 at 100.00	N/R	4,239,998

5,933	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, Inc. Redevelopment Project-Whole Foods Warehouse & Distribution, 5.000%, 3/15/34, 144A	7/21 at 100.00	N/R	5,960,285

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Refunding Senior Lien Series 2018A:
20,320	4.000%, 1/01/43 – BAM Insured (AMT) (UB) (6)	1/29 at 100.00	A	21,177,098
25,550	5.000%, 1/01/48 (AMT) (UB) (6)	1/29 at 100.00	A	29,261,138

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2018B:
18,485	4.000%, 1/01/44 (UB) (6)	1/29 at 100.00	A	19,266,361
3,500	5.000%, 1/01/48 (UB)	1/29 at 100.00	A	4,049,570

	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
21,370	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB–	13,737,704
9,325	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB–	5,181,063
32,270	0.000%, 1/01/39 – NPFG Insured	No Opt. Call	BBB–	14,008,730

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
$2,595	5.500%, 1/01/31	1/25 at 100.00	Ba1	$2,868,046
2,000	5.500%, 1/01/34	1/25 at 100.00	Ba1	2,193,300
2,500	5.500%, 1/01/37	1/25 at 100.00	Ba1	2,722,425

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
2,995	5.250%, 1/01/30	1/24 at 100.00	Ba1	3,219,026
1,445	5.250%, 1/01/32	1/24 at 100.00	Ba1	1,543,173
5,000	5.000%, 1/01/35	1/24 at 100.00	Ba1	5,254,850
1,000	5.000%, 1/01/36	1/24 at 100.00	Ba1	1,048,930

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
5,000	5.625%, 1/01/30	1/27 at 100.00	BBB–	5,742,950
15,025	5.750%, 1/01/33	1/27 at 100.00	BBB–	17,164,860
9,335	5.750%, 1/01/34	1/27 at 100.00	BBB–	10,632,285
127,985	6.000%, 1/01/38	1/27 at 100.00	BBB–	146,188,307

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B:
2,740	5.250%, 1/01/28	1/25 at 100.00	Ba1	3,009,698
2,900	5.500%, 1/01/34	1/25 at 100.00	Ba1	3,180,285

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D:
5,000	5.500%, 1/01/33	1/25 at 100.00	Ba1	5,496,200
6,850	5.500%, 1/01/37	1/25 at 100.00	Ba1	7,459,444
15,815	5.500%, 1/01/40	1/25 at 100.00	Ba1	17,120,528

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,000	0.000%, 1/01/27	No Opt. Call	Ba1	759,320
5,030	0.000%, 1/01/29	No Opt. Call	Ba1	3,510,940
355	5.000%, 1/01/34	5/19 at 100.00	Ba1	355,689

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
3,070	5.250%, 1/01/35	1/21 at 100.00	Ba1	3,146,228
4,130	5.000%, 1/01/40	1/21 at 100.00	Ba1	4,200,003

9,400	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	9,715,088

2,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	Ba1	2,159,440

1,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007G, 5.500%, 1/01/42	1/25 at 100.00	Ba1	1,079,720

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,000	5.000%, 1/01/26	No Opt. Call	BBB–	2,216,320
3,365	5.000%, 1/01/35	1/26 at 100.00	BBB–	3,600,113
1,000	5.000%, 1/01/38	1/26 at 100.00	BBB–	1,061,210

	Chicago, Illinois, General Obligation Bonds, Series 2000A:
5,515	0.000%, 1/01/28 – FGIC Insured	No Opt. Call	BBB–	4,062,900
4,125	0.000%, 1/01/29 – FGIC Insured	No Opt. Call	BBB–	2,918,107

	Chicago, Illinois, General Obligation Bonds, Series 2015A:
3,900	5.500%, 1/01/35	1/25 at 100.00	BBB–	4,267,692
4,775	5.500%, 1/01/39	1/25 at 100.00	BBB–	5,178,631

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$17,055	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 1/01/49 (WI/DD, Settling 4/10/19)	1/29 at 100.00	BBB–	$18,846,628

800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XF2342, 17.351%, 1/01/35, 144A (IF) (6)	1/21 at 100.00	A2	989,624

23,110	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	Ba1	24,952,329

60,330	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	62,819,819

6,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 4.000%, 11/15/39 (UB)	11/27 at 100.00	AA	6,306,600

	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2018:
1,400	4.000%, 11/15/34 (UB) (6)	11/27 at 100.00	AA	1,505,196
11,170	4.000%, 11/15/37 (UB) (6)	11/27 at 100.00	AA	11,858,631
1,645	4.000%, 11/15/38 (UB) (6)	11/27 at 100.00	AA	1,737,581

900	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	12/21 at 100.00	N/R	899,640

575	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	586,218

2,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0230, 17.023%, 12/01/21, 144A (IF) (6)	No Opt. Call	AA–	3,121,360

930	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (AMT)	5/19 at 100.00	B3	934,566

	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A:
11,295	6.250%, 11/01/36, 144A	11/26 at 100.00	N/R	10,651,524
13,325	6.375%, 11/01/46, 144A	11/26 at 100.00	N/R	12,206,899

1,870	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Taxable Series 2016B, 10.000%, 11/01/24, 144A	No Opt. Call	N/R	1,775,490

46,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47 (UB) (6)	11/28 at 100.00	A	47,381,840

	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
845	5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	867,950
4,475	6.000%, 12/01/45, 144A	12/25 at 100.00	N/R	4,587,994

	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,435	6.875%, 10/01/31	10/21 at 100.00	BB+	1,513,265
5,210	7.125%, 10/01/41	10/21 at 100.00	BB+	5,484,359

81,860	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	85,541,244

	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017:
4,500	5.250%, 5/15/42	5/24 at 103.00	N/R	4,547,115
28,950	5.500%, 5/15/54	5/24 at 103.00	N/R	29,594,427

44,090	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 4.000%, 6/01/47 (UB) (6)	6/22 at 100.00	Aa3	44,773,396

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children’s Hospital of Chicago, Refunding Series 2017:
$2,500	4.000%, 8/15/37 (UB) (6)	8/27 at 100.00	AA–	$2,642,700
6,000	4.000%, 8/15/39 (UB) (6)	8/27 at 100.00	AA–	6,307,500

2,455	Illinois Finance Authority, Revenue Bonds, Ascension Health/fka Presence Health Network, Series 2016C, 4.000%, 2/15/36 (UB)	2/27 at 100.00	Aa2	2,630,974

5,190	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	5/19 at 100.00	N/R	5,190,986

780	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (AMT)	5/19 at 101.00	N/R	763,987

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
1,000	5.000%, 4/01/26	5/19 at 100.00	BB	1,000,310
11,170	5.000%, 4/01/31	5/19 at 100.00	BB	11,171,787
23,185	5.000%, 4/01/36	5/19 at 100.00	BB	23,185,696

2,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	3,085,662

9,935	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46, 144A	5/19 at 100.00	N/R	9,939,272

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 2015-XF0060, 13.617%, 5/01/30, 144A (IF)	5/20 at 100.00	AA–	3,553,562

114,600	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series 2017A, 4.000%, 7/15/47 (UB) (6)	1/28 at 100.00	Aa2	120,473,250

	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
560	13.617%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	756,370
1,000	13.617%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	1,350,660
1,925	13.624%, 8/15/37, 144A (IF)	8/22 at 100.00	Aa2	2,550,971

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 2016-XG0026:
625	15.697%, 8/15/36, 144A (Pre-refunded 8/15/19) (IF)	8/19 at 100.00	AA– (7)	661,175
490	15.366%, 8/15/37, 144A (Pre-refunded 2/15/21) (IF)	2/21 at 100.00	AA– (7)	629,817

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 2017-XG0133:
220	16.594%, 5/15/39, 144A (IF) (6)	5/20 at 100.00	A	258,650
1,220	16.594%, 5/15/39, 144A (Pre-refunded 5/15/20) (IF) (6)	5/20 at 100.00	N/R (7)	1,434,330
670	16.709%, 5/15/39, 144A (IF) (6)	5/20 at 100.00	A	788,268
2,920	16.709%, 5/15/39, 144A (Pre-refunded 5/15/20) (IF) (6)	5/20 at 100.00	N/R (7)	3,435,438
1,080	16.752%, 5/15/39, 144A (IF) (6)	5/20 at 100.00	A	1,270,868
2,910	16.752%, 5/15/39, 144A (Pre-refunded 5/15/20) (IF) (6)	5/20 at 100.00	N/R (7)	3,424,284

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bonds Trust 2016-XF2338:
3,525	13.358%, 5/15/41, 144A (IF) (6)	5/22 at 100.00	A	4,403,254
2,500	13.358%, 5/15/41, 144A (IF) (6)	5/22 at 100.00	A	3,122,875

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28 (Pre-refunded 5/01/20)	5/20 at 100.00	AA+ (7)	1,162,592

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
75	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (7)	76,690
8,045	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (7)	8,226,254

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, Refunding Series 2009:
$80	6.500%, 4/01/44 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (7)	$81,950
120	6.500%, 4/01/44 (Pre-refunded 10/01/19)	10/19 at 100.00	Ba3 (7)	122,924

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (6)	5/19 at 100.00	N/R (7)	5,572,700

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 2016-XG0050:
300	19.385%, 11/01/29, 144A (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	N/R (7)	304,677
315	20.247%, 11/01/39, 144A (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	N/R (7)	320,112
815	20.336%, 11/01/39, 144A (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	N/R (7)	828,293
1,065	20.349%, 11/01/39, 144A (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	N/R (7)	1,082,381
3,067	20.382%, 11/01/39, 144A (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	N/R (7)	3,117,145
250	20.392%, 11/01/39, 144A (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	N/R (7)	254,090

650	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (7)	662,656

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
665	17.284%, 8/15/41, 144A (IF) (6)	8/21 at 100.00	AA–	891,918
1,030	17.369%, 8/15/41, 144A (IF) (6)	8/21 at 100.00	AA–	1,383,465

69,495	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2016B, 4.000%, 8/15/41 (UB) (6)	2/27 at 100.00	AA–	72,586,138

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2015-XF0108:
4,250	15.238%, 8/15/41, 144A (Pre-refunded 2/15/21) (IF) (6)	2/21 at 100.00	AA– (7)	5,462,695
3,025	15.238%, 8/15/41, 144A (Pre-refunded 2/15/21) (IF) (6)	2/21 at 100.00	AA– (7)	3,888,153

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2016-XG0026, 15.697%, 8/15/36, (Pre-refunded 8/15/19), 144A (IF)	8/19 at 100.00	AA– (7)	2,417,256

40,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2018A, 5.000%, 10/01/48 (UB) (6)	10/27 at 100.00	AA–	46,287,600

3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	3,062,254

20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46 (UB) (6)	10/25 at 100.00	AA–	22,555,200

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (6)	5/19 at 100.00	AA+	22,032,230

	Illinois Sports Facility Authority, State Tax Supported Bonds, Tender Option Bond Trust 2015-XF1009:
2,245	14.504%, 6/15/32, 144A (IF) (6)	6/24 at 100.00	BBB–	3,269,124
3,305	14.506%, 6/15/32, 144A (IF) (6)	6/24 at 100.00	BBB–	4,812,939
250	14.511%, 6/15/32, 144A (IF) (6)	6/24 at 100.00	BBB–	364,108

8,695	Illinois State, General Obligation Bonds, April Series 2014, 5.000%, 4/01/36 – AGM Insured (UB) (6)	4/24 at 100.00	A2	9,463,899

	Illinois State, General Obligation Bonds, April Series 2014:
2,500	5.000%, 4/01/31	4/24 at 100.00	BBB–	2,630,850
3,000	5.000%, 4/01/38	4/24 at 100.00	BBB–	3,113,790
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB–	5,180,850

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$16,185	Illinois State, General Obligation Bonds, December Series 2017A, 4.250%, 12/01/40	12/27 at 100.00	BBB–	$16,152,306

5,890	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/39	2/24 at 100.00	BBB–	6,097,976

	Illinois State, General Obligation Bonds, January Series 2016:
1,500	5.000%, 1/01/33	1/26 at 100.00	BBB–	1,599,060
1,300	5.000%, 1/01/41	1/26 at 100.00	BBB–	1,363,102

6,690	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/36	6/26 at 100.00	BBB–	6,506,293

	Illinois State, General Obligation Bonds, March Series 2012:
11,500	5.000%, 3/01/30 (UB) (6)	3/22 at 100.00	BBB–	11,876,165
10,500	5.000%, 3/01/33 (UB) (6)	3/22 at 100.00	BBB–	10,781,400

7,625	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/33 (UB) (6)	5/24 at 100.00	BBB–	7,992,678

100	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/36	5/24 at 100.00	BBB–	104,218

	Illinois State, General Obligation Bonds, November Series 2016:
2,000	5.000%, 11/01/35	11/26 at 100.00	BBB–	2,127,260
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	1,059,120
4,200	5.000%, 11/01/38	11/26 at 100.00	BBB–	4,440,030
230	5.000%, 11/01/40	11/26 at 100.00	BBB–	242,261

	Illinois State, General Obligation Bonds, Refunding September Series 2018A:
2,000	5.000%, 10/01/32	10/28 at 100.00	BBB–	2,182,240
4,500	5.000%, 5/01/34	5/28 at 100.00	BBB–	4,860,765

	Illinois State, General Obligation Bonds, Series 2013:
170	5.500%, 7/01/26	7/23 at 100.00	BBB–	183,840
100	5.500%, 7/01/38	7/23 at 100.00	BBB–	105,714

1,795	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1006, 13.486%, 4/01/32, 144A (IF) (6)	4/24 at 100.00	AA	2,545,525

6,665	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010, 13.610%, 2/01/39, 144A (IF) (6)	2/24 at 100.00	AA	8,729,284

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1012:
2,750	13.610%, 7/01/28, 144A (IF) (6)	7/23 at 100.00	BBB	3,753,832
1,850	14.617%, 7/01/33, 144A (IF) (6)	7/23 at 100.00	BBB	2,499,498

8,825	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Obligation September Series 2016A, 4.000%, 6/15/31 (UB) (6)	6/26 at 100.00	BBB	8,957,199

	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2:
3,830	5.500%, 1/01/30	5/19 at 100.00	N/R	3,659,105
4,015	5.500%, 1/01/36	5/19 at 100.00	N/R	3,713,875

2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB–	2,570,575

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
8,715	0.000%, 12/15/41 – AGM Insured	No Opt. Call	A2	3,423,949
4,650	0.000%, 12/15/50	No Opt. Call	BBB–	1,113,303
7,100	0.000%, 12/15/50 – AGM Insured	No Opt. Call	A2	1,859,916
7,785	0.000%, 12/15/51 – AGM Insured	No Opt. Call	A2	1,942,669
10,095	5.000%, 6/15/52	6/22 at 100.00	BBB–	10,337,078

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$7,360	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53 (UB) (6)	12/25 at 100.00	BBB–	$7,753,171

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
12,900	0.000%, 12/15/52 – AGM Insured	No Opt. Call	BBB–	3,074,844
6,935	5.000%, 6/15/53	12/25 at 100.00	BBB–	7,305,468
825	5.500%, 6/15/53	12/25 at 100.00	BBB–	893,046

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017A:
22,500	0.000%, 12/15/56	No Opt. Call	BBB–	3,912,300
29,165	5.000%, 6/15/57	12/27 at 100.00	BBB–	30,871,152

48,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B, 0.000%, 12/15/54	No Opt. Call	BBB–	9,389,600

3,980	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	BBB–	1,468,540

4,075	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50 (UB) (6)	6/20 at 100.00	BBB–	4,179,157

1,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50 – AGM Insured (UB) (6)	6/20 at 100.00	A2	1,025,560

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2:
2,920	5.000%, 6/15/50	6/20 at 100.00	Ba1	2,951,624
4,670	5.250%, 6/15/50	6/20 at 100.00	Ba1	4,734,166

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
5,000	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB–	3,116,250
33,245	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	BBB–	19,780,443
26,320	0.000%, 6/15/33 – NPFG Insured	No Opt. Call	BBB–	15,337,190
26,600	0.000%, 12/15/33 – NPFG Insured	No Opt. Call	BBB–	15,199,240
20,305	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BBB–	11,042,062
8,470	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BBB–	4,508,666
23,270	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB–	12,120,878
24,650	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB–	12,216,047
55,600	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB–	26,171,476
42,555	0.000%, 6/15/38 – NPFG Insured	No Opt. Call	BBB–	19,447,635

4,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1045, 13.150%, 6/15/52, 144A (IF) (6)	6/22 at 100.00	BBB–	4,383,680

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1046:
9,300	13.951%, 6/15/50, 144A (IF) (6)	6/20 at 100.00	BBB–	9,789,366
64	15.029%, 6/15/50, 144A (Pre-refunded 6/15/20) (IF) (6)	6/20 at 100.00	BBB– (7)	70,511
201	15.029%, 6/15/50, 144A (IF) (6)	6/20 at 100.00	BBB	219,635

2,795	North Pullman Chicago Neighborhood Initiatives, Inc., Redevelopment Project, Gotham Greens Greenhouse Facility, Illinois, Certificates of Participation, Series 2018A, 6.000%, 3/15/34, 144A	8/21 at 100.00	N/R	2,796,873

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

$5,165		Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	$5,312,719

		Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2018B:
14,340		4.000%, 6/01/45 (UB) (6)	6/28 at 100.00	AA	15,010,395
20,000		4.000%, 6/01/48 (UB) (6)	6/28 at 100.00	AA	20,881,400

—	(9)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd, Series 1999C, 7.250%, 10/15/24 (AMT)	No Opt. Call	N/R	191

51,495		Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A, 4.000%, 1/01/48 (UB) (6)	1/28 at 100.00	AA–	52,522,325

40,000		Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018C, 5.250%, 1/01/48 (UB) (6)	1/29 at 100.00	AA–	45,418,400

21,420		Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	B	21,656,905

		Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
500		7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/ R (7)	621,280
7,375		7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/ R (7)	9,163,880
15,225		7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/ R (7)	18,834,543

1,670		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	5/19 at 100.00	N/R	1,672,104

235		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	5/19 at 100.00	N/R	230,916

2,150		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26 (4)	4/19 at 100.00	N/R	1,139,500

1,900		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,871,842

5,720		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannonball & Beecher, Series 2007, 5.750%, 3/01/28	5/19 at 100.00	N/R	5,719,771
2,796,051		Total Illinois			2,754,359,748

		Indiana – 1.3%

		Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1:
925		6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	991,304
1,000		6.750%, 1/15/43, 144A	1/24 at 104.00	N/R	1,065,170
2,100		6.875%, 1/15/52, 144A	1/24 at 104.00	N/R	2,240,952

		Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000		7.125%, 11/15/42 (4)	11/22 at 100.00	N/R	800,000
7,500		7.125%, 11/15/47 (4)	11/22 at 100.00	N/R	6,000,000

		Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016:
4,840		6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	5,032,148
5,980		6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	6,210,529
2,000		6.375%, 1/15/51, 144A	1/24 at 104.00	N/R	2,076,080

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2017:
$510	5.125%, 1/01/32	1/23 at 105.00	N/R	$521,133
4,465	5.350%, 1/01/38	1/23 at 105.00	N/R	4,517,464

7,045	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2018, 5.625%, 1/01/38, 144A	1/24 at 105.00	N/R	7,271,074

6,835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (AMT)	No Opt. Call	B1	7,021,595

1,610	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29 (AMT)	5/19 at 100.00	B1	1,631,284

4,000	Evansville, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Evansville Projects, Series 2017, 5.450%, 1/01/38	1/23 at 105.00	N/R	4,074,840

3,685	Gary, Indiana, Revenue Anticipation Notes, Series 2019, 5.000%, 2/25/20	5/19 at 100.00	N/R	3,625,856

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019, 14.470%, 4/01/30, 144A (IF) (6)	No Opt. Call	AA	3,289,687

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 13.857%, 10/15/19, 144A (IF) (6)	No Opt. Call	A2	4,010,962

7,355	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	B+	7,367,136

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Project, Series 2017:
3,090	5.125%, 7/01/37	7/27 at 100.00	BB	3,155,384
4,375	5.375%, 7/01/47	7/27 at 100.00	BB	4,475,494

4,370	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	BB–	4,673,322

3,925	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B	3,955,576

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,543,162
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,052,151

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016:
2,170	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,229,762
5,640	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,791,490

18,890	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	19,381,518

22,355	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	B	22,622,589

	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Tender Option Bond Trust 2015-XF1026:
3,750	13.143%, 5/01/42, 144A (IF) (6)	5/23 at 100.00	A	5,045,550
1,000	13.143%, 5/01/42, 144A (IF) (6)	5/23 at 100.00	A	1,345,480
1,600	13.143%, 5/01/42, 144A (IF) (6)	5/23 at 100.00	A	2,152,768
1,000	13.143%, 5/01/42, 144A (IF) (6)	5/23 at 100.00	A	1,345,480

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010:
$1,045	5.500%, 8/15/40	8/20 at 100.00	Baa2	$1,086,821
875	5.500%, 8/15/45	8/20 at 100.00	Baa2	908,478

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender Option Bond Trust 2015-XF0106:
1,460	14.506%, 12/01/38, 144A (Pre-refunded 12/01/19) (IF) (6)	12/19 at 100.00	AA– (7)	1,601,912
1,250	14.517%, 12/01/38, 144A (Pre-refunded 12/01/19) (IF) (6)	12/19 at 100.00	AA– (7)	1,371,613
5,000	14.517%, 12/01/38, 144A (Pre-refunded 12/01/19) (IF) (6)	12/19 at 100.00	AA– (7)	5,486,450
330	14.517%, 12/01/38, 144A (Pre-refunded 12/01/19) (IF) (6)	12/19 at 100.00	AA– (7)	362,106
3,085	14.546%, 12/01/38, 144A (Pre-refunded 12/01/19) (IF) (6)	12/19 at 100.00	AA– (7)	3,385,016

4,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36	4/24 at 102.00	N/R	3,824,640

21,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (AMT)	2/22 at 100.00	B–	21,960,100

1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (AMT)	11/23 at 100.00	N/R	1,663,065

2,035	St Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	5/19 at 100.00	N/R	2,034,898

18,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT)	No Opt. Call	N/R	18,296,906

185	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017B, 7.250%, 12/01/20	No Opt. Call	N/R	184,645

	Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Terre Haute Project, Series 2017:
480	5.100%, 1/01/32	1/23 at 105.00	N/R	474,648
4,560	5.350%, 1/01/38	1/23 at 105.00	N/R	4,613,580

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,721,300
5,000	8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	5,744,350

3,950	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 4.000%, 1/15/32	1/23 at 100.00	N/R	3,744,600
225,385	Total Indiana			233,982,068

	Iowa – 2.0%

182,120	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba2	188,572,511

116,765	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B–	125,950,902

1,630	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B–	1,716,586

8,525	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/22)	12/22 at 105.00	B+	9,139,738

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc. Project, Series 2018:
$750	5.000%, 8/01/38	8/23 at 102.00	N/R	$764,205
2,050	5.125%, 8/01/48	8/23 at 102.00	N/R	2,082,513

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
4,000	5.375%, 6/01/38	5/19 at 100.00	B2	4,000,360
14,845	5.500%, 6/01/42	5/19 at 100.00	B2	14,846,188
23,640	5.625%, 6/01/46	5/19 at 100.00	B	23,641,655
354,325	Total Iowa			370,714,658

	Kansas – 0.6%

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063:
1,840	13.596%, 1/01/40, 144A (Pre-refunded 1/01/20) (IF)	1/20 at 100.00	N/R (7)	2,022,675
275	13.596%, 1/01/40, 144A (IF)	1/20 at 100.00	AA–	302,302

1,755	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R (7)	1,819,777

2,850	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Series 2017A, 5.000%, 5/15/43	5/27 at 100.00	BB+	2,993,355

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (4)	No Opt. Call	N/R	550,000
4,780	5.000%, 3/01/26 (4)	5/19 at 100.00	N/R	2,629,000

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (4)	5/19 at 100.00	N/R	446,400

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
1,000	5.125%, 1/01/32 – AMBAC Insured	5/19 at 100.00	Ba3	1,001,370
13,500	5.250%, 1/01/32 – AMBAC Insured	5/19 at 100.00	Ba3	13,520,250

14,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/32 – AMBAC Insured	5/19 at 100.00	B1	14,019,180

2,300	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B, 6.100%, 12/15/34	12/22 at 100.00	N/R	1,967,029

	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,385	4.375%, 12/15/23	12/22 at 100.00	N/R	6,607,877
10,955	6.000%, 12/15/32	12/22 at 100.00	N/R	9,230,026

10,725	Topeka, Kansas, Utility Revenue Bonds, Refunding Series 2018A, 4.000%, 8/01/48 (UB) (6)	8/26 at 100.00	Aa3	11,133,944

9,965	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/45 (UB) (6)	9/25 at 100.00	AA–	11,188,104

17,760	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Series 2017A, 4.000%, 3/01/42 (UB) (6)	3/27 at 100.00	AA–	18,638,054

3,662	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (AMT)	No Opt. Call	N/R	3,670,821

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$10,845	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 6.000%, 9/01/35	9/25 at 100.00	N/R	$11,660,869

12,220	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 4-Major Multi-Sports Athletic Complex Project, Series 2015, 0.000%, 9/01/34, 144A	No Opt. Call	N/R	4,696,024
129,607	Total Kansas			118,097,057

	Kentucky – 0.3%

	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017:
4,580	5.000%, 3/01/39	3/27 at 100.00	N/R	4,752,483
2,500	4.500%, 3/01/47	3/27 at 100.00	N/R	2,449,000

9,850	Fayette County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2018A, 4.000%, 5/01/38 (UB) (6)	5/26 at 100.00	AA–	10,412,731

2,150	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.750%, 10/01/34	4/26 at 100.00	N/R	2,046,585

5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1024, 14.647%, 1/01/45, 144A (IF) (6)	1/23 at 100.00	BBB+	6,794,236

6,250	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/45	6/27 at 100.00	BB+	6,766,625

8,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	BB+ (7)	8,442,320

2,500	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.750%, 11/15/45	11/25 at 100.00	N/R	2,627,400

	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
1,000	4.250%, 7/01/35	7/25 at 100.00	Baa2	1,019,790
6,260	5.000%, 7/01/40	7/25 at 100.00	Baa2	6,714,476
5,990	5.000%, 1/01/45	7/25 at 100.00	Baa2	6,348,382

225	Ohio County, Kentucky, Pollution Control Revenue Bonds, Big Rivers Electric Corporation Project, Refunding Series 2010A, 6.000%, 7/15/31	7/20 at 100.00	BB+	231,651
54,545	Total Kentucky			58,605,679

	Louisiana – 1.0%

41,460	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	44,299,181

4,350	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A, 5.625%, 6/15/48, 144A	6/28 at 100.00	N/R	4,493,159

12,690	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	Caa1	12,182,400

1,275	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (4)	No Opt. Call	N/R	344,250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$2,100	Louisiana Local Government Environmental Facilities and Community Development Authority, Terrebonne Parish GOMESA Project Revenue Bonds, Series 2018, 5.375%, 11/01/38, 144A	11/28 at 100.00	N/R	$2,224,047

2,080	Louisiana Local Government Environmental Facilities and Community Development Authority, Vermilion Parish GOMESA Project Revenue Bonds, Green Series 2019, 4.625%, 11/01/38, 144A (WI/DD, Settling 4/16/19)	11/28 at 100.00	N/R	2,080,000

1,250	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Cameron Parish GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A	11/28 at 100.00	N/R	1,372,050

2,175	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish GOMESA Project, Series 2018, 5.500%, 11/01/39, 144A	11/28 at 100.00	N/R	2,298,323

90	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	1

10,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 6.250%, 2/01/47, 144A	2/27 at 100.00	N/R	10,528,800

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 2016-XF2336:
3,315	16.783%, 10/01/40, 144A (Pre-refunded 10/01/20) (IF) (6)	10/20 at 100.00	A2 (7)	4,168,148
1,375	16.792%, 10/01/40, 144A (Pre-refunded 10/01/20) (IF) (6)	10/20 at 100.00	A2 (7)	1,729,090

16,550	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A	7/23 at 100.00	N/R	18,136,648

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,050,560

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
445	7.750%, 12/15/31	12/21 at 100.00	N/R	483,145
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	8,027,539

	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017:
4,515	0.000%, 10/01/33 (5)	No Opt. Call	BBB	4,353,498
20,000	0.000%, 10/01/46 (5)	10/33 at 100.00	BBB	18,378,600

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (7)	2,203,820
600	6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (7)	664,260

	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
3,900	8.250%, 12/15/38	12/23 at 100.00	N/R	4,186,065
4,125	8.375%, 12/15/43	12/23 at 100.00	N/R	4,328,115

5,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (AMT), 144A	No Opt. Call	N/R	50

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
$5,000	5.000%, 6/01/40	6/25 at 100.00	A–	$5,458,350
8,660	5.000%, 6/01/45	6/25 at 100.00	A–	9,428,575

	New Orleans, Louisiana, Water Revenue Bonds, Series 2015:
4,000	5.000%, 12/01/40 (WI/DD, Settling 4/04/19) (UB)	12/25 at 100.00	A–	4,377,560
4,000	5.000%, 12/01/45 (WI/DD, Settling 4/04/19) (UB)	12/25 at 100.00	A–	4,366,520

2,070	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4)	5/19 at 100.00	N/R	331,200

	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015:
865	5.250%, 11/15/29	11/24 at 100.00	N/R	932,427
1,000	5.250%, 11/15/37	11/24 at 100.00	N/R	1,061,270

7,075	West Trace Community Development District, Westlake, Louisiana, Special Assessment Revenue Bonds, Series 2018, 6.875%, 12/01/46	No Opt. Call	N/R	7,026,465
180,390	Total Louisiana			180,514,116

	Maine – 0.1%

13,115	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017, 5.375%, 12/15/33 (AMT), 144A	12/26 at 100.00	N/R	13,632,387

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	Ba3	2,512,106
6,500	7.000%, 7/01/41	7/21 at 100.00	Ba3	7,078,500

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (AMT)	5/19 at 100.00	B1	3,969,552
25,865	Total Maine			27,192,545

	Maryland – 1.6%

	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014:
1,310	4.900%, 7/01/30	7/24 at 100.00	N/R	1,328,654
1,035	5.125%, 7/01/36	7/24 at 100.00	N/R	1,052,285
1,840	5.250%, 7/01/44	7/24 at 100.00	N/R	1,868,557

1,500	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.500%, 6/01/43	6/26 at 100.00	N/R	1,556,475

2,040	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 5.000%, 9/01/38	9/27 at 100.00	N/R	2,184,452

6,030	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.125%, 6/01/43	6/26 at 100.00	N/R	6,276,989

7,900	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing Special Taxing District, Series 2006, 5.500%, 7/01/36	5/19 at 100.00	N/R	7,905,293

	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	2/24 at 100.00	N/R	741,885
1,000	6.100%, 2/15/44	2/24 at 100.00	N/R	1,027,830

3,150	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	3,207,614

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$29,010	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB–	$29,893,645

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/16 (4)	No Opt. Call	N/R	1,122,000
83,115	5.000%, 12/01/31 (4)	5/19 at 100.00	N/R	56,518,200

4,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	5/19 at 100.00	N/R	3,060,000

	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017:
3,000	4.375%, 7/01/36	1/27 at 100.00	N/R	3,064,110
4,460	4.500%, 7/01/44	1/27 at 100.00	N/R	4,553,348

1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012B, 5.000%, 11/15/51 (UB) (6)	11/21 at 100.00	Aa2	1,923,516

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Tender Option Bond Trust 2015-XF0130:
1,155	16.485%, 11/15/19, 144A (IF) (6)	No Opt. Call	Aa2	1,551,269
1,000	16.485%, 11/15/19, 144A (IF) (6)	No Opt. Call	Aa2	1,343,090
1,135	16.456%, 11/15/43, 144A (IF) (6)	11/21 at 100.00	Aa2	1,523,624

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A:
1,000	5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	1,017,750
1,800	5.250%, 7/01/47, 144A	7/27 at 100.00	N/R	1,815,426
1,530	5.375%, 7/01/52, 144A	7/27 at 100.00	N/R	1,549,691

20,440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (6)	2/25 at 100.00	A	22,631,781

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A:
34,180	5.000%, 5/15/45 (UB)	5/27 at 100.00	A	38,519,151
17,070	4.000%, 5/15/47 (UB) (6)	5/27 at 100.00	A	17,865,291

2,495	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Tender Option Bond Trust 2015-XF1021, 13.328%, 8/15/42, 144A (IF) (6)	2/25 at 100.00	A	3,563,584

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/19 at 100.00	BB	1,505,745

19,710	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48 (UB) (6)	1/28 at 100.00	A–	20,603,651

26,270	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Bonds, Hillside Senior Living Apartments, Series 2018, 4.950%, 2/01/60, 144A	3/34 at 100.00	N/R	27,001,882

19,970	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44 (UB) (6)	6/25 at 100.00	AA–	22,515,376

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$5,100	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	$5,146,104
308,420	Total Maryland			295,438,268

	Massachusetts – 0.4%

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,255	6.000%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (7)	1,471,801
1,245	6.000%, 1/01/33	7/23 at 100.00	N/R	1,383,531

7,500	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.125%, 7/01/44	7/24 at 100.00	BBB–	8,075,400

16,000	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2015-O1, 5.000%, 7/01/45 (UB) (6)	7/25 at 100.00	AA–	17,875,840

3,500	Massachusetts Development Finance Agency, Revenue Bonds, SABIS International Charter School, Series 2009A, 8.000%, 4/15/39 (Pre-refunded 10/15/19)	10/19 at 100.00	BBB (7)	3,620,015

13,930	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017B, 4.250%, 7/01/46 (AMT) (UB)	7/26 at 100.00	A	14,496,255

585	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2016-XL0018, 15.682%, 6/01/41, 144A (AMT) (IF) (6)	6/20 at 100.00	AA–	596,127

10,130	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 4.000%, 7/01/46 (AMT) (UB) (6)	7/26 at 100.00	AA	10,572,175

15,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2018D, 4.000%, 5/01/48 (UB)	5/28 at 100.00	AA	15,934,350
69,145	Total Massachusetts			74,025,494

	Michigan – 0.9%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
2,910	6.000%, 11/01/28	5/19 at 100.00	BB	2,912,066
5,105	6.000%, 11/01/37	5/19 at 100.00	BB	5,106,174

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	5/19 at 100.00	BBB	1,050,892

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	5/19 at 100.00	N/R	1,775,922

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
3,665	5.000%, 11/01/26	5/19 at 100.00	B	3,444,184
3,750	5.250%, 11/01/31	5/19 at 100.00	B	3,507,000
3,840	5.250%, 11/01/36	5/19 at 100.00	B	3,366,720

	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
3,025	6.000%, 10/01/33	10/23 at 100.00	N/R	3,029,719
4,110	6.000%, 10/01/43	10/23 at 100.00	N/R	3,967,013

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,245	5.650%, 11/01/25	5/19 at 100.00	B–	885,220
500	5.750%, 11/01/30	5/19 at 100.00	B–	320,385
2,425	5.750%, 11/01/35	5/19 at 100.00	B–	1,476,073

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,960	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/19 at 100.00	B–	$1,937,088

25,000	Detroit, Michigan, General Obligation Bonds, Financial Recovery Series 2014B-1, 4.000%, 4/01/44	5/19 at 100.00	N/R	22,165,500

	Detroit, Michigan, General Obligation Bonds, Series 2003A:
168	5.250%, 4/01/19	3/19 at 100.00	N/R	168,175
465	5.250%, 4/01/22	5/19 at 100.00	N/R	460,266
159	5.250%, 4/01/23	5/19 at 100.00	N/R	156,050

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	5/19 at 100.00	BB	3,500,105

2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BBB–	2,860,677

	Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,230	5.700%, 10/01/21 (4)	No Opt. Call	N/R	36,900
2,140	7.100%, 10/01/31 (4)	10/21 at 100.00	N/R	64,200
7,000	7.450%, 10/01/41 (4)	10/21 at 100.00	N/R	210,000

1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/19 at 100.00	BBB–	1,496,869

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,252,894

6,760	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	B	5,810,355

400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB–	402,704

11,140	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	8,948,985

1,810	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Refunding Bonds, Cesar Chavez Academy Project, Series 2012, 5.750%, 2/01/33	2/20 at 101.00	BB+	1,830,797

1,000	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/36	10/21 at 100.00	B	933,320

14,000	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Series 2018, 4.000%, 11/01/48 (UB) (6)	11/28 at 100.00	Aa3	14,680,820

	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2015A:
6,675	4.350%, 10/01/45 (UB) (6)	10/24 at 100.00	AA	6,951,011
13,525	4.600%, 4/01/52 (UB) (6)	10/24 at 100.00	AA	14,169,196

	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Tender Option Bond Trust Series 2018-XG0186:

925	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	5/19 at 100.00	N/R	925,241

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$2,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2017, 7.000%, 12/01/46	12/27 at 100.00	N/R	$2,007,460

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	5/19 at 100.00	BBB	1,507,107

1,750	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	5/19 at 100.00	BBB–	1,750,367

3,180	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	5/19 at 100.00	N/R	3,180,032

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr Joseph F Pollack Academic Center of Excellence Project, Series 2010:
55	7.250%, 4/01/20	No Opt. Call	BB	56,158
1,140	8.000%, 4/01/30	4/20 at 100.00	BB	1,170,962
500	8.000%, 4/01/40	4/20 at 100.00	BB	512,655

12,690	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2018, 7.000%, 12/01/30 (AMT), 144A	12/23 at 100.00	N/R	14,294,270

10,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	4/19 at 100.00	B2	10,903,161

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
1,015	5.500%, 5/01/27	5/22 at 100.00	BB+	1,047,825
1,565	6.000%, 5/01/37	5/22 at 100.00	BB+	1,610,886

1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	1,555,125

1,000	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	3/20 at 101.00	BBB	1,022,440

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2011:
205	6.750%, 5/01/21	No Opt. Call	BB	211,562
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,736,012
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,709,881

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	5/19 at 100.00	B+	2,295,964
183,177	Total Michigan			168,374,388

	Minnesota – 1.0%

	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014:
1,200	5.375%, 11/01/34	11/24 at 100.00	N/R	1,279,896
1,000	5.125%, 11/01/49	11/24 at 100.00	N/R	1,034,990

935	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.250%, 8/01/46	8/26 at 100.00	BB+	924,509

	Bethel, Minnesota Charter School Lease Revenue Bonds, Partnership Academy Project, Series 2018A:
2,235	5.000%, 7/01/48	7/26 at 102.00	N/R	2,257,909
1,070	5.000%, 7/01/53	7/26 at 102.00	N/R	1,071,091

14,220	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	15,383,196

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
$750	5.500%, 7/01/40	7/25 at 100.00	N/R	$773,093
1,420	5.750%, 7/01/46	7/25 at 100.00	N/R	1,476,402

2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/39	3/25 at 100.00	BB–	1,987,440

1,920	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	N/R	2,083,738

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
700	5.000%, 7/01/36	7/24 at 102.00	N/R	727,097
3,510	5.000%, 7/01/47	7/24 at 102.00	N/R	3,591,116

	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A:
1,050	5.500%, 7/01/30	7/25 at 100.00	B–	955,301
6,200	5.875%, 7/01/40	7/25 at 100.00	B–	5,402,990
5,000	6.000%, 7/01/45	7/25 at 100.00	B–	4,348,800

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.125%, 7/01/48 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (7)	1,141,510

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,070,040

	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Seven Hills Preparatory Academy Project, Series 2017A:
900	5.000%, 10/01/37	10/24 at 100.00	N/R	908,604
1,700	5.000%, 10/01/49	10/24 at 100.00	N/R	1,706,477

2,000	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 5.375%, 8/01/50	8/27 at 102.00	BB+	2,079,440

	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
2,360	5.000%, 7/01/36	7/26 at 100.00	N/R	2,359,811
4,925	5.000%, 7/01/47	7/26 at 100.00	N/R	4,800,939

2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,617,127

2,000	Hayward, Minnesota, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%, 2/01/44	8/24 at 100.00	N/R	2,048,600

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
810	5.000%, 7/01/34	7/24 at 100.00	BB+	845,219
3,940	5.000%, 7/01/44	7/24 at 100.00	BB+	4,060,603

1,870	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/48	7/26 at 100.00	N/R	1,874,357

2,285	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	5/19 at 100.00	B1	2,296,311

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A:
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	1,032,430
2,640	5.000%, 7/01/47	7/24 at 102.00	N/R	2,684,748

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A:
$1,080	6.000%, 7/01/32, 144A	7/27 at 100.00	N/R	$1,091,772
1,250	6.250%, 7/01/37, 144A	7/27 at 100.00	N/R	1,267,525
5,510	6.500%, 7/01/48, 144A	7/27 at 100.00	N/R	5,621,908

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A:
1,680	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	1,657,824
5,625	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	5,393,250

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,050	7.750%, 1/01/33	1/21 at 100.00	N/R	1,064,973
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,017,040

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (7)	1,604,925

	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
500	5.000%, 9/01/34	9/24 at 100.00	BB	508,510
1,840	5.000%, 9/01/44	9/24 at 100.00	BB	1,852,917

	Rochester, Minnesota, Charter School Lease Revenue Bonds, Rochester Math & Science Academy Project, Series 2018A:
2,000	5.125%, 9/01/38	9/28 at 100.00	N/R	2,017,760
1,745	5.250%, 9/01/43	9/28 at 100.00	N/R	1,761,700

	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
2,025	5.000%, 4/01/36	4/26 at 100.00	D	1,138,860
3,085	5.000%, 4/01/46	4/26 at 100.00	D	1,727,353

2,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/46	12/24 at 100.00	BBB–	2,578,125

21,815	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	22,265,916

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/52, 144A	7/27 at 100.00	N/R	1,564,920

1,695	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,735,917

	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Metro Deaf School Project, Series 2018A:
1,200	5.000%, 6/15/38, 144A	6/25 at 100.00	N/R	1,223,616
1,285	5.000%, 6/15/48, 144A	6/25 at 100.00	N/R	1,300,613

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	1,454,730

	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
40	5.000%, 7/01/35	7/25 at 100.00	BB	40,792
1,715	5.300%, 7/01/45	7/25 at 100.00	BB	1,751,392

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB+	$1,008,290

	Saint Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/19 at 100.00	N/R	845,135
1,225	5.375%, 5/01/43	5/19 at 100.00	N/R	1,215,947

2,150	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A, 5.000%, 12/01/43	12/24 at 100.00	BB	2,174,145

1,000	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017, 5.000%, 9/01/42	9/24 at 100.00	N/R	1,081,050

11,875	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A	10/22 at 100.00	Ba1	11,246,219

1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	1,020,220

4,795	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.125%, 10/01/48	10/26 at 100.00	N/R	4,507,444

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,255	5.250%, 2/01/27 (AMT)	5/19 at 100.00	N/R	1,255,904
800	5.500%, 2/01/42 (AMT)	5/19 at 100.00	N/R	800,376

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	1,517,135
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	3,065,160
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,233,224

	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
315	4.500%, 6/01/36	6/24 at 100.00	N/R	301,528
730	4.750%, 6/01/46	6/24 at 100.00	N/R	698,814

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
824	6.250%, 9/01/30 (4)	5/19 at 100.00	N/R	576,772
2,678	6.875%, 9/01/42 (4)	5/19 at 100.00	N/R	1,874,508
178,432	Total Minnesota			175,887,993

	Mississippi – 0.0%

1,218	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (AMT)	10/19 at 100.00	N/R	1,221,198

	Missouri – 1.5%

8,184	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017B, 5.000%, 11/01/29, 144A	5/19 at 100.00	N/R	6,649,473

185	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	211,067

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
$590	5.000%, 6/01/20 (4)	5/19 at 100.00	N/R	$401,200
3,000	5.000%, 6/01/28 (4)	5/19 at 100.00	N/R	2,040,000

1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,495,812

1,900	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 4.000%, 3/01/42	3/21 at 100.00	N/R	1,841,651

	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
775	5.000%, 4/01/36, 144A	4/26 at 100.00	N/R	791,508
3,140	5.000%, 4/01/46, 144A	4/26 at 100.00	N/R	3,162,106

4,758	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Subordinate Refunding & Improvement Series 2016, 8.000%, 4/15/46, 144A	4/26 at 100.00	N/R	4,804,010

1,200	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/42	5/27 at 100.00	BB	1,298,736

1,161	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	5/19 at 100.00	N/R	1,098,940

8,603	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	5/19 at 100.00	N/R	1,505,604

	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project – CID Special Assessments, Series 2018A:
10,000	6.250%, 4/15/49, 144A	4/28 at 100.00	N/R	9,922,500
5,500	6.625%, 4/15/49, 144A	4/28 at 100.00	N/R	5,636,785

	Lee’s Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,090	5.000%, 5/01/35	5/20 at 100.00	N/R	1,092,790
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,372,450

2,500	Lee’s Summit, Missouri, Special Obligation Tax Increment and Special District Improvement Bonds, Summit Fair Project, Refunding Series 2017, 4.875%, 11/01/37, 144A	11/27 at 100.00	N/R	2,459,875

	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
4,200	5.750%, 6/01/35, 144A	6/25 at 100.00	N/R	4,164,762
3,965	6.000%, 6/01/46, 144A	6/25 at 100.00	N/R	3,970,670

7,095	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46, 144A	6/25 at 100.00	N/R	7,117,633

38,395	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Health System, Inc., Series 2018A, 4.000%, 11/15/48 (UB) (6)	5/28 at 100.00	A+	40,429,551

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$14,580	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (UB) (6)	1/28 at 100.00	AA	$15,132,874

12,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48 (UB) (6)	11/23 at 100.00	A2	13,802,258

5,085	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Tender Option Bond Trust 2015-XF1015, 13.665%, 11/15/48, 144A (IF) (6)	11/23 at 100.00	A	6,762,897

24,945	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C, 4.000%, 11/15/49 (UB) (6)	11/27 at 100.00	AA–	25,980,716

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy Hospital, Series 2017A:
9,500	4.000%, 5/15/42 (UB) (6)	5/25 at 102.00	A+	9,758,305
41,750	4.000%, 5/15/48 (UB) (6)	5/25 at 102.00	A+	42,843,433

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
3,155	5.000%, 5/01/30	5/21 at 100.00	N/R	3,176,044
750	5.000%, 5/01/35	5/21 at 100.00	N/R	753,443

1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	1,717,287

3,525	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, O’Fallon Retail Walk Community Improvement District Project, Series 2017A, 6.250%, 12/01/36, 144A	12/26 at 100.00	N/R	3,588,979

	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A:
600	5.000%, 8/15/35	8/25 at 100.00	N/R	627,234
1,800	5.125%, 8/15/45	8/25 at 100.00	N/R	1,869,678

3,215	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	3,372,792

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	5/19 at 100.00	N/R	1,294,987
5,700	5.350%, 6/15/32	5/19 at 100.00	N/R	5,531,565

8,065	Saint Louis Land Clearance for Redevelopment Authority, Tax-Exempt Recovery Zone Facilities Improvement, Missouri, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	8,257,673

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27 (4)	9/19 at 100.00	N/R	465,920

1,156	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	5/19 at 100.00	N/R	1,078,074

2,502	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	5/19 at 100.00	N/R	1,459,317

1,261	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	5/19 at 100.00	N/R	1,257,003

5,100	Shrewsbury, Missouri, Tax Increment and Improvement District Revenue Bonds, Kenrick Plaza Redevelopment Project, Series 2016, 4.000%, 5/01/36, 144A	5/25 at 100.00	N/R	4,700,721

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$768	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	9/19 at 100.00	N/R	$719,485

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (4)	No Opt. Call	N/R	551,250

150	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	169,983

10,100	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	10,438,653
273,362	Total Missouri			267,777,694

	Montana – 0.0%

500	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A, 5.250%, 5/15/37	5/25 at 102.00	N/R	525,245

	Nebraska – 0.0%

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Tender Option Bond Trust 2015-XF1042:
960	13.420%, 11/01/45, 144A (IF) (6)	11/25 at 100.00	A–	1,310,218
1,545	13.407%, 11/01/48, 144A (IF) (6)	11/25 at 100.00	A–	2,092,841
2,505	Total Nebraska			3,403,059

	Nevada – 1.5%

	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018:
830	5.000%, 9/01/38	9/28 at 100.00	N/R	842,417
7,985	5.375%, 9/01/48	9/28 at 100.00	N/R	8,153,164

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust 2016-XG0028, 16.193%, 7/01/42, 144A (IF)	1/20 at 100.00	A+	4,726,298

975	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/35	8/25 at 100.00	N/R	1,012,421

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 2016-XG0028, 14.138%, 7/01/42, 144A (IF)	1/20 at 100.00	A+	1,127,591

13,290	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2017B, 5.125%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	13,154,974

	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018:
3,040	5.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	3,058,757
15,720	6.950%, 2/15/38 (AMT), 144A	8/28 at 100.00	N/R	16,131,392

	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
13,600	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	14,499,912
78,300	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	84,786,372

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015:
$1,000	5.000%, 12/15/35, 144A	12/25 at 100.00	BB	$1,061,850
2,520	5.125%, 12/15/45, 144A	12/25 at 100.00	BB	2,647,285

1,500	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/48, 144A	12/25 at 100.00	BB	1,562,265

	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and University System, Series 2014A:
2,515	5.500%, 1/01/34	7/24 at 100.00	BBB–	2,785,840
2,630	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,883,953
3,000	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,273,150

30,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue Bonds, Series 2018B, 4.000%, 7/01/49 (UB) (6)	7/28 at 100.00	A+	31,316,100

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (7)	5,063,900

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 609 Skye Canyon, Series 2017:
1,280	4.250%, 6/01/37	6/27 at 100.00	N/R	1,254,528
2,135	4.375%, 6/01/42	6/27 at 100.00	N/R	2,087,710
2,500	4.500%, 6/01/47	6/27 at 100.00	N/R	2,460,600

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
365	5.000%, 6/01/28	6/24 at 100.00	N/R	380,301
905	5.000%, 6/01/30	6/24 at 100.00	N/R	934,847

1,095	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/35	12/25 at 100.00	N/R	1,122,988

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 26, Series 2017:
500	4.375%, 6/01/42	6/27 at 100.00	N/R	492,455
585	4.500%, 6/01/47	6/27 at 100.00	N/R	582,192

3,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016, 4.375%, 6/15/35, 144A	6/21 at 100.00	N/R	2,805,300

1,795	Mesquite, Nevada, Local Improvement Bonds, Special Improvement District 07-01 Anthem at Mesquite, Refunding Series 2016, 4.250%, 8/01/37	8/26 at 100.00	N/R	1,750,233

	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A:
500	5.000%, 7/15/37, 144A	7/25 at 100.00	BB+	523,275
1,300	5.000%, 7/15/47, 144A	7/25 at 100.00	BB+	1,345,955

	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017:
2,240	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	2,265,670
4,575	5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	4,588,496

5,705	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	5/19 at 100.00	N/R	5,601,454

171,500	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transpiration Rail Access Corridor Project, Series 2018C, 0.000%, 7/01/58, 144A	7/38 at 31.26	N/R	21,073,920

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$90,000	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Capital Appreciation Bonds, ReTrac-Reno Transportation Rail Access Corridor Project, Series 2018D, 0.000%, 7/01/58, 144A	7/28 at 13.65	N/R	$7,454,700

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
2,270	6.500%, 6/15/20	4/19 at 100.00	Ba3	2,272,088
25,590	6.750%, 6/15/28	4/19 at 100.00	Ba3	25,612,263
505,030	Total Nevada			282,696,616

	New Hampshire – 0.1%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
420	0.000%, 1/01/20 – ACA Insured	No Opt. Call	B3	408,022
510	0.000%, 1/01/21 – ACA Insured	No Opt. Call	B3	475,493
370	0.000%, 1/01/22 – ACA Insured	No Opt. Call	B3	330,429
625	0.000%, 1/01/23 – ACA Insured	No Opt. Call	B3	531,531
50	0.000%, 1/01/25 – ACA Insured	No Opt. Call	B3	37,857
370	0.000%, 1/01/27 – ACA Insured	No Opt. Call	B3	247,652
730	0.000%, 1/01/29 – ACA Insured	No Opt. Call	B3	443,862
3,320	0.000%, 1/01/30 – ACA Insured	No Opt. Call	B3	1,831,876

14,030	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2014B, 4.000%, 8/01/33 (UB) (6)	8/24 at 100.00	A	14,761,945
20,425	Total New Hampshire			19,068,667

	New Jersey – 2.0%

4,920	Atlantic City, New Jersey, General Obligation Bonds, Tax Appeal Refunding Series 2017A, 5.000%, 3/01/42 – BAM Insured (UB) (6)	3/27 at 100.00	Baa1	5,518,174

8,560	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (AMT)	5/19 at 100.00	BBB–	8,560,856

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	5/19 at 100.00	N/R	998,180

2,370	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.125%, 1/01/37	5/19 at 100.00	Caa2	1,694,432

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A:
850	5.625%, 8/01/34, 144A	8/24 at 100.00	N/R	868,148
1,530	5.875%, 8/01/44, 144A	8/24 at 100.00	N/R	1,560,309
1,000	6.000%, 8/01/49, 144A	8/24 at 100.00	N/R	1,019,970

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
2,390	5.500%, 8/01/33 (4)	8/23 at 100.00	N/R	979,900
4,120	5.650%, 8/01/43 (4)	8/23 at 100.00	N/R	1,689,200
2,395	5.750%, 8/01/47 (4)	8/23 at 100.00	N/R	981,950

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
1,020	5.000%, 9/01/37, 144A	9/27 at 100.00	BB	1,033,943
2,325	5.125%, 9/01/52, 144A	9/27 at 100.00	BB	2,354,225

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
$1,075	5.000%, 1/01/34	1/24 at 100.00	N/R	$1,100,445
1,675	5.250%, 1/01/44	1/24 at 100.00	N/R	1,715,100

2,500	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/47 (UB) (6)	12/27 at 100.00	BBB+	2,693,325

5,000	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Health Department & Taxation Division Office Project, Series 2018A, 5.000%, 6/15/47	12/27 at 100.00	BBB+	5,386,650

230	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Juvenile Justice Commission Facilities Project, Series 2018C, 5.000%, 6/15/36	12/27 at 100.00	BBB+	252,089

6,000	New Jersey Economic Development Authority, Lease Revenue Bonds, State Government Buildings-Juvenile Justice Commission Facilities Project, Series 2018C, 5.000%, 6/15/47 (UB) (6)	12/27 at 100.00	BBB+	6,463,980

3,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/33	6/25 at 100.00	BBB+	3,304,560

15,730	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/40 (UB) (6)	6/25 at 100.00	BBB+	17,049,275

15,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.000%, 6/15/41 (UB) (6)	12/26 at 100.00	BBB+	16,193,850

8,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, 5.000%, 6/15/42 (UB) (6)	6/27 at 100.00	BBB+	8,628,400

18,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2018EE, 5.000%, 6/15/48	12/28 at 100.00	BBB+	19,501,920

	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A:
850	6.000%, 10/01/34, 144A	10/24 at 100.00	BB–	871,947
2,255	6.200%, 10/01/44, 144A	10/24 at 100.00	BB–	2,301,182

22,150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (AMT)	9/22 at 100.00	Ba3	24,487,490

795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (AMT)	5/19 at 100.00	Ba3	796,701

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
7,625	5.625%, 11/15/30 (AMT)	3/24 at 101.00	Ba3	8,688,764
3,000	5.625%, 11/15/30 (AMT)	3/24 at 101.00	Ba3	3,418,530

5,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 5.500%, 6/01/33 (AMT)	6/23 at 101.00	Ba3	6,185,430

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (7)	1,576,110

2,400	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	2,423,424

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 2016-XG0047:
$1,815	15.940%, 7/01/38, 144A (IF) (6)	7/19 at 100.00	AA–	$1,879,669
1,250	15.959%, 7/01/38, 144A (IF) (6)	7/19 at 100.00	AA–	1,294,600
5,000	15.959%, 7/01/38, 144A (IF) (6)	7/19 at 100.00	AA–	5,178,400

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,068,230

26,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	5/19 at 100.00	BB+	26,360,983

18,845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/48	7/26 at 100.00	BBB–	19,049,845

16,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A	10/26 at 102.00	N/R	16,151,360

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (AMT)	12/22 at 100.00	A	2,746,350

2,095	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 7.727%, 12/01/24, 144A (AMT) (IF)	12/23 at 100.00	AA	2,513,476

23,120	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/30 (UB) (6)	6/26 at 100.00	Baa1	26,240,506

2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/34	No Opt. Call	BBB+	1,258,118

10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	BBB+	6,271,500

40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (6)	No Opt. Call	BBB+	19,720,000

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A:
3,000	0.000%, 12/15/35	No Opt. Call	BBB+	1,560,090
49,200	0.000%, 12/15/38 – BAM Insured	No Opt. Call	AA	23,124,492

14,990	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 4.000%, 12/15/37 – BAM Insured (UB) (6)	12/28 at 100.00	Baa1	15,918,930

40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 4.500%, 6/15/49 (UB) (6)	12/28 at 100.00	BBB+	41,008,000
412,260	Total New Jersey			371,643,008

	New Mexico – 0.2%

1,250	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (AMT)	5/19 at 100.00	N/R	1,250,700

1,270	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,349,705

650	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	658,067

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$3,845	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 3/01/32	9/19 at 53.94	N/R	$1,768,700

710	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	712,584

4,955	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	No Opt. Call	N/R	4,851,490

2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	2,071,820

5,845	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB	6,070,909

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	5/19 at 100.00	N/R	1,150,302
3,400	7.750%, 10/01/38	5/19 at 100.00	N/R	3,103,962

4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	10/24 at 100.00	N/R	5,024,253

18,307	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A	5/20 at 103.00	N/R	18,603,207
48,302	Total New Mexico			46,615,699

	New York – 7.2%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
19,430	0.000%, 7/15/32	No Opt. Call	BBB–	12,276,068
15,765	0.000%, 7/15/33	No Opt. Call	BBB–	9,479,022
3,470	0.000%, 7/15/35	No Opt. Call	BBB–	1,860,683
1,750	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (7)	1,817,918
10,000	0.000%, 7/15/45	No Opt. Call	BBB–	3,223,900

	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
200	5.000%, 11/01/39	11/24 at 100.00	BB	204,582
7,700	5.500%, 11/01/44	11/24 at 100.00	BB	8,018,164

	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
670	4.500%, 1/01/25 (AMT), 144A	No Opt. Call	N/R	731,305
2,665	5.000%, 1/01/35 (AMT), 144A	1/25 at 100.00	N/R	2,875,802

111,990	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc., Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	122,666,007

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
675	5.000%, 5/01/38	5/23 at 100.00	BBB–	718,990
2,500	4.250%, 5/01/42	5/23 at 100.00	BBB–	2,544,925

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,930	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,135,873
3,065	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,374,872

8,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2017-1, 4.000%, 7/01/47 (UB) (6)	7/27 at 100.00	AA–	8,495,280

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
$1,300	5.000%, 12/01/40, 144A	6/25 at 100.00	BBB–	$1,429,597
3,900	5.000%, 12/01/45, 144A	6/25 at 100.00	BBB–	4,269,525

	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
5,000	5.500%, 12/01/36, 144A	12/26 at 100.00	BB–	5,381,150
4,000	5.500%, 12/01/46, 144A	12/26 at 100.00	BB–	4,238,000

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017B:
4,785	4.000%, 2/15/44 (UB) (6)	8/27 at 100.00	AA+	5,109,375
10,685	4.000%, 2/15/46 (UB) (6)	8/27 at 100.00	AA+	11,387,646

21,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2018A, 4.000%, 3/15/48 (UB) (6)	9/28 at 100.00	Aa1	22,481,340

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1030:
2,990	16.593%, 3/15/39, 144A (IF) (6)	3/24 at 100.00	AA+	4,882,610
4,000	16.612%, 3/15/44, 144A (IF) (6)	3/24 at 100.00	AA+	6,369,720

7,630	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group C, 4.000%, 3/15/47 (UB) (6)	3/27 at 100.00	AA+	8,112,216

7,500	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 4.000%, 3/15/47 (UB) (6)	3/28 at 100.00	AA+	8,025,750

23,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016B, 0.000%, 1/01/45	No Opt. Call	N/R	6,409,860

40,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (5)	1/34 at 100.00	N/R	34,390,980

5,560	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Current Interest Series 2016A, 5.000%, 1/01/56	1/27 at 100.00	N/R	5,784,012

5,220	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2013A, 7.650%, 2/01/44	2/21 at 100.00	N/R	5,413,244

9,600	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	9,813,408

12,120	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A, 6.760%, 2/01/48	2/28 at 100.00	N/R	12,836,656

	Jefferson County Civic Facility Development Corporation, New York, Revenue Bonds, Samaritan Medical Center Project, Series 2017A:
5,500	4.000%, 11/01/42	11/27 at 100.00	BBB–	5,511,220
9,930	4.000%, 11/01/47	11/27 at 100.00	BBB–	9,852,149

16,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 4.000%, 11/15/52 (UB)	11/27 at 100.00	AA	16,847,680

83,625	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D, 4.000%, 11/15/42 (UB) (6)	5/28 at 100.00	A	88,184,234

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Tender Option Bond Trust 2015-XF1004:
$539	13.378%, 11/15/41, 144A (Pre-refunded 11/15/22) (IF) (6)	11/22 at 100.00	N/R (7)	$756,540
1,550	13.378%, 11/15/41, 144A (Pre-refunded 11/15/22) (IF) (6)	11/22 at 100.00	N/R (7)	2,175,019
2,566	13.378%, 11/15/41, 144A (IF) (6)	11/22 at 100.00	A	3,602,199

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,890	5.625%, 10/01/17 (4)	No Opt. Call	N/R	1,892,950
18,995	5.750%, 10/01/27 (4)	5/19 at 101.00	N/R	12,441,725
34,160	5.750%, 10/01/37 (4)	5/19 at 101.00	N/R	22,374,800
70,725	5.875%, 10/01/46 (4)	5/19 at 101.00	N/R	46,324,875

3,535	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 4.750%, 1/01/42 – AMBAC Insured	5/19 at 100.00	BBB	3,538,288

3,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	5/19 at 100.00	A3	3,290,425

3,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/46 – FGIC Insured	5/19 at 100.00	BBB	3,014,790

10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second General Resolution, Fiscal Series 2012FF, 5.000%, 6/15/45 (UB) (6)	6/22 at 100.00	AA+	10,870,100

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Tender Option Bond Trust 2015-XF1011:
2,155	17.010%, 6/15/44, 144A (Pre-refunded 6/15/21) (IF) (6)	6/21 at 100.00	AA– (7)	2,992,131
3,700	17.031%, 6/15/46, 144A (IF) (6)	6/23 at 100.00	AA+	5,645,571

2,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0128, 16.310%, 6/15/44, 144A (Pre-refunded 6/15/21) (IF) (6)	6/21 at 100.00	AA+ (7)	3,115,207

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0129:
2,025	16.332%, 6/15/45, 144A (IF) (6)	6/22 at 100.00	AA+	2,904,194
970	16.346%, 6/15/46, 144A (IF) (6)	6/23 at 100.00	AA+	1,479,531
2,000	16.360%, 6/15/46, 144A (IF) (6)	6/23 at 100.00	AA+	3,051,660
1,320	16.360%, 6/15/46, 144A (IF) (6)	6/23 at 100.00	AA+	2,014,096

24,635	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47 (UB) (6)	12/26 at 100.00	AA+	28,493,580

375	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 13.517%, 6/15/40, 144A (IF)	6/19 at 100.00	AA+	385,733

	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 2015-XF1022:
1,970	16.871%, 6/15/43, 144A (Pre-refunded 6/15/21) (IF) (6)	6/21 at 100.00	AA+ (7)	2,736,724
1,000	16.863%, 6/15/44, 144A (Pre-refunded 6/15/21) (IF) (6)	6/21 at 100.00	AA+ (7)	1,389,000
2,265	16.860%, 6/15/45, 144A (IF) (6)	6/22 at 100.00	AA+	3,250,116
400	16.863%, 6/15/45, 144A (IF) (6)	6/22 at 100.00	AA+	574,012
1,600	16.863%, 6/15/47, 144A (IF) (6)	6/23 at 100.00	AA+	2,432,992

Nuveen High Yield Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2:
$2,500	5.000%, 7/15/40 (UB) (6)	7/25 at 100.00	AA	$2,866,975
5,000	5.000%, 7/15/41 (UB) (6)	7/25 at 100.00	AA	5,726,000

10,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 4.000%, 7/15/45 (UB) (6)	1/26 at 100.00	AA	10,538,400

21,900	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 4.000%, 2/01/44 (UB) (6)	2/27 at 100.00	Aa1	23,315,835

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2018 Series C-3:
4,490	4.000%, 5/01/42 (UB) (6)	5/28 at 100.00	Aa1	4,829,983
5,990	4.000%, 5/01/43 (UB) (6)	5/28 at 100.00	Aa1	6,432,541
22,500	4.000%, 5/01/44 (UB) (6)	5/28 at 100.00	Aa1	24,153,525

8,500	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 4.000%, 10/01/41 (UB) (6)	10/27 at 100.00	AA	9,130,190

13,045	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1, 5.000%, 4/01/43 (UB) (6)	4/28 at 100.00	AA	15,323,440

23,390	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Senior Lien Series 2016A, 0.000%, 11/15/49	No Opt. Call	Aa3	7,591,926

	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Tender Option Bond Trust 2015-XF1027:
3,750	13.143%, 11/15/44, 144A (IF) (6)	11/21 at 100.00	A	4,791,675
2,500	13.143%, 11/15/44, 144A (IF) (6)	11/21 at 100.00	A	3,194,450

	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062:
3,750	13.897%, 12/15/41, 144A (IF) (6)	12/21 at 100.00	AA–	4,907,212
2,000	13.897%, 12/15/41, 144A (IF) (6)	12/21 at 100.00	AA–	2,617,180
2,170	16.873%, 12/15/41, 144A (IF) (6)	12/21 at 100.00	AA–	3,007,446

133,960	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	142,927,282

	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
29,000	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	31,622,470
39,835	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	43,106,649

109,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44, 144A	11/24 at 100.00	N/R	129,419,145

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust 2016-XG0018:
1,000	14.345%, 1/15/44, 144A (IF) (6)	1/20 at 100.00	AA	1,101,830
1,875	14.345%, 1/15/44, 144A (IF) (6)	1/20 at 100.00	AA	2,065,931

19,365	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose Group 2, Series 2017C, 4.000%, 3/15/44 (UB) (6)	9/27 at 100.00	AA+	20,778,645

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017C:
$3,440	4.000%, 3/15/43 (UB) (6)	9/27 at 100.00	AA+	$3,692,358
20,265	4.000%, 3/15/45 (UB) (6)	9/27 at 100.00	AA+	21,723,269

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,990	5.000%, 7/01/46 – AGM Insured (AMT) (UB) (6)	7/24 at 100.00	A2	5,512,204
4,740	4.000%, 1/01/51 – AGM Insured (AMT) (UB)	7/24 at 100.00	BBB	4,833,994

17,000	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A	7/23 at 100.00	B	17,385,730

3,160	Ogdensburg Bridge and Port Authority, New York, Revenue Bonds, Series 2017, 5.750%, 7/01/47 (AMT), 144A	7/27 at 100.00	N/R	3,261,910

1,500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	Baa2	1,630,230

1,720	Otsego County Capital Resource Corporation, New York, Revenue Bonds, Hartwick College Project, Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	Ba1	1,727,568

12,200	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018, 4.000%, 9/01/43 (UB) (6)	9/28 at 100.00	AA–	13,180,392

50	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)	5/19 at 100.00	N/R	50,020

	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2018A:
50,335	4.000%, 11/15/47 (UB) (6)	5/28 at 100.00	AA–	53,673,217
19,655	4.000%, 11/15/48 (UB) (6)	5/28 at 100.00	AA–	20,935,523

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
28,250	5.000%, 6/01/45	6/27 at 100.00	B+	28,315,822
16,720	5.000%, 6/01/48	6/27 at 100.00	N/R	16,758,958

9,000	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc. Project, BAN Series 2018, 0.000%, 10/01/23	No Opt. Call	N/R	9,000,000

1,735	Westchester County Local Development Corporation, New York, Revenue Bonds, Pace University, Series 2014A, 5.000%, 5/01/34	5/24 at 100.00	BBB–	1,889,658

920	Yonkers Industrial Development Agency, New York, Revenue Bonds, St John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	5/19 at 100.00	B–	906,485
1,333,750	Total New York			1,331,826,089

	North Carolina – 0.1%

1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 14.729%, 1/15/42, 144A (IF)	1/21 at 100.00	AA–	1,920,584

1,192	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,226,556

1,600	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 5.375%, 3/01/40, 144A	3/25 at 100.00	N/R	1,601,120

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 2015-XF0147, 16.611%, 6/01/20, 144A (IF) (6)	No Opt. Call	AA	$2,871,060

2,720	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2014A, 5.250%, 1/01/41	1/24 at 100.00	N/R	2,819,062

7,404	Winston-Salem, North Carolina, Multifamily Housing Revenue Bonds, Rolling Hills Apartments, Series 2016, 4.400%, 11/01/56 (Mandatory Put 11/01/51)	7/33 at 100.00	N/R	7,362,493
16,481	Total North Carolina			17,800,875

	North Dakota – 0.1%

3,300	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	N/R	3,431,802

6,370	North Dakota Public Finance Authority, Capital Financing Program Revenue Bonds, Series 2015C, 5.000%, 6/01/40 (UB) (6)	6/25 at 100.00	AA–	7,081,402

	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013:
3,070	6.250%, 9/01/23 (4)	No Opt. Call	N/R	1,228,000
14,230	7.750%, 9/01/38 (4)	9/23 at 100.00	N/R	5,692,000
26,970	Total North Dakota			17,433,204

	Ohio – 5.6%

2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 2015-XF2193, 13.410%, 5/01/42, 144A (IF) (6)	5/22 at 100.00	A+	3,170,575

587,650	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Capital Appreciation Turbo Term Series 2007B, 0.000%, 6/01/47	4/19 at 13.50	N/R	35,570,454

554,950	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C, 0.000%, 6/01/52	4/19 at 8.73	N/R	14,012,487

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
955	5.125%, 6/01/24	4/19 at 100.00	Caa3	911,643
4,305	5.375%, 6/01/24	4/19 at 100.00	Caa3	4,147,867
53,180	5.875%, 6/01/30	4/19 at 100.00	Caa3	52,049,925
62,790	5.750%, 6/01/34	4/19 at 100.00	Caa3	60,714,163
32,585	6.000%, 6/01/42	4/19 at 100.00	B–	32,392,748
112,575	5.875%, 6/01/47	4/19 at 100.00	B–	110,064,577

49,640	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	49,819,200

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,405	5.750%, 12/01/34	12/22 at 100.00	N/R	2,387,636
4,285	6.000%, 12/01/43	12/22 at 100.00	N/R	4,273,645

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1:
$200	6.250%, 1/15/34, 144A	1/24 at 104.00	N/R	$209,506
1,500	6.375%, 1/15/43, 144A	1/24 at 104.00	N/R	1,572,390
4,400	6.500%, 1/15/52, 144A	1/24 at 104.00	N/R	4,612,740

2,405	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,464,331

13,960	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.000%, 6/01/42 (UB) (6)	6/22 at 100.00	A–	14,801,788

3,800	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Tender Option Bond Trust 2015-XF1005, 13.260%, 2/01/44, 144A (IF) (6)	2/24 at 100.00	A	5,122,552

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
270	5.000%, 12/01/22	5/19 at 100.00	N/R	270,230
3,250	5.000%, 12/01/32	5/19 at 100.00	N/R	3,249,967

6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,489,769

5,040	Lorain County Port Authority, Ohio, Tax Increment Revenue Bonds, North Ridgeville- Riddell Public Improvement Project, Series 2017, 5.750%, 12/01/41, 144A	12/26 at 100.00	N/R	5,070,542

16,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/49 (UB) (6)	8/28 at 100.00	A2	18,122,880

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,594,400

11,160	Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Obligated Group, Series 2016, 4.000%, 8/01/47 (UB) (6)	8/26 at 100.00	A2	11,457,414

	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2016-XF2311:
600	14.405%, 5/01/34, 144A (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	N/R (7)	607,506
1,145	14.405%, 5/01/34, 144A (IF) (6)	5/19 at 100.00	BBB+	1,159,324

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	Ba2	1,994,590
8,685	5.000%, 2/15/33	2/23 at 100.00	Ba2	9,177,092
16,060	5.000%, 2/15/44	2/23 at 100.00	Ba2	16,791,051
7,000	5.000%, 2/15/48	2/23 at 100.00	Ba2	7,294,000

61,471	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)	No Opt. Call	N/R	52,864,716

15,955	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (4)	No Opt. Call	N/R	13,721,300

42,220	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (4)	No Opt. Call	CCC+	42,220,000

17,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory Put 9/15/21) (4)	No Opt. Call	N/R	17,750,000

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$24,703	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	$21,244,580

3,550	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (4)	No Opt. Call	N/R	3,053,000

13,025	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (Mandatory Put 6/01/20) (4)	No Opt. Call	N/R	11,201,500

	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B:
9,770	3.625%, 12/01/33 (Mandatory Put 6/01/20) (4)	No Opt. Call	N/R	8,402,200
5,950	3.125%, 1/01/34 (4)	No Opt. Call	N/R	5,117,000

3,450	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (4)	No Opt. Call	N/R	2,967,000

7,050	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory Put 5/01/20) (AMT) (4)	No Opt. Call	N/R	6,063,000

20,130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (4)	No Opt. Call	N/R	20,130,000

11,940	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	B–	12,243,395

	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017:
1,480	4.250%, 1/15/38 (AMT), 144A	1/28 at 100.00	N/R	1,529,284
4,900	4.500%, 1/15/48 (AMT), 144A	1/28 at 100.00	N/R	5,112,954

15,565	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (AMT)	5/19 at 100.00	B1	15,588,503

7,302	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (AMT)	5/19 at 100.00	B1	7,314,998

205	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B	210,740

25,930	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (4)	No Opt. Call	N/R	22,299,800

23,625	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (4)	No Opt. Call	N/R	20,317,500

41,405	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory Put 6/03/19) (4)	No Opt. Call	N/R	35,608,300

9,085	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (4)	No Opt. Call	N/R	7,813,100

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$15,230	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory Put 5/01/20) (AMT) (4)	No Opt. Call	N/R	$13,097,800

48,145	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (4)	No Opt. Call	N/R	48,145,000

20,100	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory Put 7/01/20) (4)	No Opt. Call	N/R	17,286,000

14,545	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (4)	No Opt. Call	N/R	14,545,000

15,245	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory Put 6/03/19) (4)	No Opt. Call	N/R	13,110,700

8,525	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development – Phase 2A Project, Series 2016B, 5.000%, 12/01/46	12/26 at 100.00	N/R	8,632,671

17,320	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation Development TIF Revenue Bonds, RBM Development – Phase 2B Project, Series 2018A, 6.000%, 12/01/50	12/28 at 100.00	N/R	18,401,288

	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A:
1,500	6.500%, 7/01/34	7/24 at 100.00	N/R	1,545,375
3,000	6.750%, 7/01/43	7/24 at 100.00	N/R	3,110,550
5,000	7.000%, 7/01/49	7/24 at 100.00	N/R	5,226,150

1,200	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015, 5.500%, 12/01/43	12/24 at 100.00	BB–	1,272,012

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB–	2,418,730
12,000	6.000%, 12/01/42	12/22 at 100.00	BB–	12,762,000

11,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (AMT)	5/19 at 100.00	B1	11,317,176

	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series 2016A-1:
1,680	6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	1,746,696
3,240	6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	3,364,902
3,390	6.375%, 1/15/51, 144A	1/24 at 104.00	N/R	3,518,956

27,585	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	28,146,355

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (AMT) (4)	No Opt. Call	N/R	118
18,400	6.350%, 7/01/27 (AMT) (4)	5/19 at 101.00	N/R	184

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (AMT) (4)	5/19 at 101.00	N/R	$50
2,186,841	Total Ohio			1,022,997,575

	Oklahoma – 0.7%

7,895	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26, 144A	8/21 at 100.00	N/R	8,911,402

27,040	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.500%, 8/15/52	8/28 at 100.00	BB+	31,178,472

	Payne County Economic Development Authority, Oklahoma, Revenue Bonds, Epworth Living at the Ranch, Series 2016A:
4,250	6.875%, 11/01/46 (4)	11/26 at 100.00	N/R	1,636,250
6,235	7.000%, 11/01/51 (4)	11/26 at 100.00	N/R	2,400,475

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017:
1,000	5.250%, 11/15/37	11/25 at 102.00	BBB–	1,126,700
5,830	5.250%, 11/15/45	11/25 at 102.00	BBB–	6,483,951

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Series 2010A:
7,510	7.250%, 11/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (7)	7,953,390
10,760	7.250%, 11/01/45 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (7)	11,395,271

29,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, 5.500%, 6/01/35 (AMT)	6/23 at 100.00	N/R	31,347,260

5,350	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001A, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	5,784,367

10,705	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	11,574,139
115,575	Total Oklahoma			119,791,677

	Oregon – 0.2%

1,600	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40 (Pre-refunded 9/01/20), 144A	9/20 at 100.00	N/R (7)	1,706,128

8,590	Oregon Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2015C, 5.000%, 10/01/45 (UB) (6)	10/25 at 100.00	AA–	9,606,369

	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A:
550	5.500%, 6/15/35, 144A	6/25 at 100.00	N/R	565,647
1,650	5.750%, 6/15/46, 144A	6/25 at 100.00	N/R	1,701,859

3,625	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.250%, 6/15/51	6/25 at 100.00	N/R	3,624,710

1,940	Oregon Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 7.000%, 11/01/37	5/19 at 100.50	N/R	1,881,140

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
275	4.850%, 10/01/20	5/19 at 100.00	N/R	274,607
130	5.000%, 10/01/21	5/19 at 100.00	N/R	128,835
725	5.350%, 10/01/31	5/19 at 100.00	N/R	674,562

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (AMT)	5/19 at 100.00	B1	$8,288,525

3,125	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.375%, 7/01/45	7/25 at 100.00	N/R	3,263,594

	Port of Alsea, Lincoln County, Oregon, General Obligation Bonds, Series 2018:
385	4.000%, 6/15/38	6/28 at 100.00	N/R	396,966
800	4.375%, 6/15/43	6/28 at 100.00	N/R	828,344

2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	5/19 at 100.00	N/R	2,492,276
34,145	Total Oregon			35,433,562

	Pennsylvania – 3.1%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
13,355	6.750%, 11/01/24	11/19 at 100.00	B	13,555,325
12,225	6.875%, 5/01/30	11/19 at 100.00	B	12,328,790

7,620	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	B	7,875,956

12,775	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	B	12,916,291

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
1,250	6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	BBB (7)	1,410,725
2,500	7.000%, 11/01/40 (Pre-refunded 11/01/21)	11/21 at 100.00	BBB (7)	2,834,450

2,905	Allegheny County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	3,025,790

	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017:
2,400	6.000%, 7/01/37, 144A	7/24 at 100.00	N/R	2,401,872
11,015	6.250%, 7/01/47, 144A	7/24 at 100.00	N/R	11,028,328

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
3,890	5.125%, 5/01/32, 144A	5/28 at 100.00	N/R	4,093,136
15,420	5.375%, 5/01/42, 144A	5/28 at 100.00	N/R	16,274,885

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017:
2,425	5.000%, 5/01/32, 144A	5/27 at 100.00	Ba3	2,680,716
17,330	5.000%, 5/01/42, 144A	5/27 at 100.00	Ba3	18,664,757

32,580	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory Put 7/01/21) (4)	No Opt. Call	N/R	28,018,800

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$16,600	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21) (4)	No Opt. Call	N/R	$16,600,000

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
4,035	4.375%, 1/01/35 (Mandatory Put 7/01/22) (4)	No Opt. Call	N/R	4,035,000
35,045	3.500%, 4/01/41 (Mandatory Put 6/01/20) (4)	No Opt. Call	N/R	30,138,700

35,452	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20) (4)	No Opt. Call	N/R	30,488,720

15,075	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (4)	No Opt. Call	N/R	12,964,500

17,965	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/47 (UB)	11/27 at 100.00	A3	20,221,404

2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Tender Option Bond Trust 2015-XF2049, 16.302%, 11/01/44, 144A (IF) (6)	5/22 at 100.00	A3	2,710,590

1,250	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, US Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	B	1,302,550

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
705	5.000%, 12/01/30	12/25 at 100.00	N/R	729,576
680	5.000%, 12/01/35	12/25 at 100.00	N/R	696,204
1,400	5.250%, 12/01/45	12/25 at 100.00	N/R	1,449,196

11,750	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BB+	12,001,567

6,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2017A, 5.250%, 10/15/47	4/27 at 100.00	BB+	6,194,280

	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014:
1,600	5.000%, 10/01/39	10/24 at 100.00	BBB–	1,697,712
785	5.000%, 10/01/44	10/24 at 100.00	BBB–	830,538

	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018:
550	5.000%, 3/01/38, 144A	3/28 at 100.00	N/R	568,766
1,500	5.125%, 3/01/48, 144A	3/28 at 100.00	N/R	1,549,245

1,500	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2019, 5.000%, 9/30/19, 144A	No Opt. Call	N/R	1,502,040

1,595	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	Baa3	1,613,949

3,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018, 4.000%, 7/15/43 (UB) (6)	1/28 at 100.00	A–	3,091,290

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,000	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	BBB–	$1,053,620

3,630	Lehigh County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, West Hills Business Center Project, Series 2014, 6.500%, 7/01/32	7/23 at 100.00	N/R	3,847,074

6,324	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	6,418,734

1,440	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 15.241%, 8/01/38, 144A (Pre-refunded 8/01/20) (IF) (6)	8/20 at 100.00	N/R (7)	1,728,115

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Ba1	1,090,000

	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bonds Trust 2016-XG0063:
945	13.968%, 2/15/31, 144A (IF) (6)	8/23 at 100.00	Aa1	1,410,970
1,340	13.988%, 2/15/32, 144A (IF) (6)	8/23 at 100.00	Aa1	1,993,076
1,410	13.978%, 2/15/33, 144A (IF) (6)	8/23 at 100.00	Aa1	2,092,355
1,480	13.999%, 2/15/34, 144A (IF) (6)	8/23 at 100.00	Aa1	2,192,694

1,071	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/31/23	5/19 at 100.00	N/R	321,406

227	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23, (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	67,979

5,075	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	5,708,157

18,520	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (4)	No Opt. Call	N/R	15,927,200

12,665	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (Mandatory Put 6/01/19) (4)	No Opt. Call	N/R	10,891,900

56,920	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B3	58,204,684

8,850	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009B, 5.000%, 12/01/38 (Mandatory Put 9/01/20)	No Opt. Call	B3	8,921,685

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	1,024,460

49,920	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.000%, 6/01/31 (AMT)	5/19 at 100.00	B1	49,934,477

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	B1	$2,193,952

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 2015-XF2189:
750	16.678%, 8/15/41, 144A (Pre-refunded 8/15/21) (IF) (6)	8/21 at 100.00	AA (7)	1,042,455
1,205	17.183%, 8/15/41, 144A (Pre-refunded 8/15/21) (IF) (6)	8/21 at 100.00	AA (7)	1,688,904

4,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A3	5,065,920

	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
1,445	5.000%, 7/01/37	7/27 at 100.00	BB	1,502,294
3,605	5.000%, 7/01/49	7/27 at 100.00	BB	3,705,291

1,575	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	BB	1,626,455

927	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/19 at 100.00	Baa3	927,918

3,091	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (4)	5/19 at 100.00	N/R	30,912

2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,264,184

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
1,040	6.050%, 5/01/23	5/19 at 100.00	N/R	1,002,529
985	6.250%, 5/01/33	5/19 at 100.00	N/R	894,873

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Southwest Leadership Academy, Series 2017:
345	6.470%, 11/01/37	11/27 at 100.00	N/R	342,033
4,785	6.600%, 11/01/47	11/27 at 100.00	N/R	4,724,087

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,104,430
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	6,733,390

3,380	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017, 5.000%, 3/15/45, 144A	3/28 at 100.00	BB+	3,428,638

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A:
1,000	5.625%, 7/01/36	7/22 at 100.00	Ba1	1,078,320
37,235	5.625%, 7/01/42	7/22 at 100.00	Ba1	39,897,675

875	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017C, 5.300%, 7/01/42	7/22 at 100.00	N/R	876,470

3,100	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	3,318,891

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016:
$2,000	5.000%, 6/01/36	6/26 at 100.00	BB+	$2,077,920
5,145	5.000%, 6/01/46	6/26 at 100.00	BB+	5,253,354

11,500	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 4.000%, 6/01/49 (WI/DD, Settling 4/03/19) (UB)	6/29 at 100.00	Aa3	12,088,340

	Southcentral Pennsylvania General Authority, Revenue Bonds, York Academy Regional Charter School Project, Series 2018A:
8,000	6.000%, 7/15/38, 144A	7/28 at 100.00	N/R	8,618,640
6,000	6.500%, 7/15/48, 144A	7/28 at 100.00	N/R	6,652,080
582,282	Total Pennsylvania			578,464,189

	Puerto Rico – 2.6%

	Employees Retirement System of the Government of the Commonwealth of Puerto Rico, Senior Pension Funding Bonds, Series 2008B:
30,000	0.000%, 7/01/28	5/19 at 56.14	D	8,247,000
21,865	6.550%, 7/01/58 (4)	5/19 at 100.00	D	11,260,475

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
3,885	6.125%, 7/01/24	No Opt. Call	C	3,991,838
102,915	6.000%, 7/01/38	5/19 at 100.00	C	103,300,931
62,190	6.000%, 7/01/44	5/19 at 100.00	C	62,423,212

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
5,700	5.000%, 7/01/19	No Opt. Call	C	5,700,000
7,625	5.500%, 7/01/28	7/22 at 100.00	C	7,682,187
2,085	5.000%, 7/01/33	7/22 at 100.00	C	2,038,088
16,285	5.125%, 7/01/37	7/22 at 100.00	C	15,918,587
21,665	5.750%, 7/01/37	7/22 at 100.00	C	21,665,000
36,065	5.250%, 7/01/42	7/22 at 100.00	C	35,524,025
22,300	6.000%, 7/01/47	7/22 at 100.00	C	22,355,750

24,090	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 6.125%, 7/01/40 (4)	7/20 at 100.00	D	16,923,225

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010ZZ:
3,740	5.250%, 7/01/24 (4)	7/20 at 100.00	D	2,655,400
6,560	5.250%, 7/01/26 (4)	7/20 at 100.00	D	4,657,600

8,667	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/42 (4)	7/22 at 100.00	D	6,121,069

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT:
2,000	5.000%, 7/01/20 (4)	5/19 at 100.00	D	1,412,500
2,415	5.000%, 7/01/37 (4)	5/19 at 100.00	D	1,705,594

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
4,590	5.250%, 7/01/25 (4)	7/20 at 100.00	D	3,258,900
2,750	5.250%, 7/01/31 (4)	7/20 at 100.00	D	1,952,500

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
1,225	4.625%, 7/01/25 (4)	5/19 at 100.00	D	848,313
5,345	5.250%, 7/01/27 (4)	7/20 at 100.00	D	3,794,950

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico (continued)

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
$1,960	4.625%, 7/01/25 (4)	7/20 at 100.00	D	$1,357,300
27,760	5.250%, 7/01/40 (4)	7/20 at 100.00	D	19,709,600

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
1,415	7.000%, 7/01/33 (4)	7/23 at 100.00	D	1,036,488
6,268	6.750%, 7/01/36 (4)	7/23 at 100.00	D	4,583,475

4,080	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.500%, 7/01/38 (4)	5/19 at 100.00	D	2,907,000

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE:
26,905	6.050%, 7/01/32 (4)	7/20 at 100.00	D	18,900,762
10,090	6.250%, 7/01/40 (4)	7/20 at 100.00	D	7,088,225

13,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 5.000%, 7/01/58	7/28 at 100.00	N/R	12,877,150

28,500	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/19 at 14.10	N/R	3,904,500

	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
445	5.000%, 6/01/19	5/19 at 100.00	C	445,000
3,205	5.000%, 6/01/20	5/19 at 100.00	C	3,205,000
2,860	5.000%, 6/01/21	5/19 at 100.00	C	2,856,425
1,910	5.000%, 6/01/22	5/19 at 100.00	C	1,905,225
440	5.000%, 6/01/23	5/19 at 100.00	C	438,350
6,315	5.000%, 6/01/24	5/19 at 100.00	C	6,283,425
5,870	5.000%, 6/01/25	5/19 at 100.00	C	5,833,312
1,100	5.000%, 6/01/26	5/19 at 100.00	C	1,091,750
7,785	5.000%, 6/01/30	5/19 at 100.00	C	7,707,150

	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
4,180	5.000%, 6/01/21	5/19 at 100.00	C	4,174,775
4,585	5.000%, 6/01/22	5/19 at 100.00	C	4,573,537
50	5.000%, 6/01/23	5/19 at 100.00	C	49,813
2,290	5.000%, 6/01/24	5/19 at 100.00	C	2,278,550
500	5.000%, 6/01/25	5/19 at 100.00	C	496,875
3,005	5.000%, 6/01/26	5/19 at 100.00	C	2,982,463
6,085	5.000%, 6/01/30	5/19 at 100.00	C	6,024,150
4,415	5.000%, 6/01/36	5/19 at 100.00	C	4,326,700
568,980	Total Puerto Rico			470,474,144

	Rhode Island – 0.2%

6,050	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	6,752,103

	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A:
1,370	5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (7)	1,592,351
2,500	6.000%, 9/01/33 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (7)	2,958,725

237,800	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	4/19 at 14.11	CCC+	24,552,850
247,720	Total Rhode Island			35,856,029

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 1.5%

	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Tender Option Bond Trust 2015-XF0145:
$510	16.384%, 5/01/22, 144A (IF) (6)	No Opt. Call	A–	$808,804
500	16.497%, 5/01/22, 144A (IF) (6)	No Opt. Call	A–	790,200
1,000	16.497%, 5/01/22, 144A (IF) (6)	No Opt. Call	A–	1,512,690

	Lancaster County, South Carolina, Assessment Revenue Bonds, Walnut Creek Improvement District, Series 2016A-2:
265	5.750%, 12/01/20, 144A	No Opt. Call	N/R	263,900
2,735	5.750%, 12/01/46, 144A	12/21 at 110.00	N/R	2,642,995

5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	5/19 at 100.00	N/R	1,098,090

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	2,952,180

15	South Carolina Jobs Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Taxable Series 2014B, 8.000%, 11/15/19, 144A	No Opt. Call	N/R	15,044

15,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Custodial Receipts CR-086, 5.000%, 8/15/36, 144A	8/26 at 100.00	Baa1	16,360,950

8,340	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Custodial Receipts CR-087, 5.000%, 8/15/41, 144A	8/26 at 100.00	Baa1	8,987,768

2,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45, 144A	11/24 at 100.00	N/R	2,235,280

4,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.250%, 8/15/46, 144A	2/25 at 100.00	BB	4,054,120

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,498,438
11,515	7.250%, 11/01/45	11/24 at 100.00	N/R	12,523,138

5,870	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, High Point Academy Project, Series 2018A, 5.750%, 6/15/49, 144A	12/26 at 100.00	Ba1	6,394,543

	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc., Series 2013:
750	5.000%, 5/01/43	5/23 at 100.00	N/R	768,300
1,255	5.125%, 5/01/48	5/23 at 100.00	N/R	1,289,073

19,495	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 4.000%, 11/01/48 (UB) (6)	5/28 at 100.00	AA–	20,494,119

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A:
9,985	5.000%, 5/01/43 (UB) (6)	5/28 at 100.00	A	11,364,727
8,560	5.000%, 5/01/48 (UB) (6)	5/28 at 100.00	A	9,698,138

15,055	South Carolina Jobs-Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (AMT) (4)	1/22 at 100.00	N/R	1,957,150

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B:
$6,780	5.000%, 12/01/46 (UB) (6)	12/26 at 100.00	A–	$7,631,365
7,770	5.000%, 12/01/56 (UB) (6)	12/26 at 100.00	A–	8,646,378

1,700	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43 (UB) (6)	6/22 at 100.00	A–	1,794,775

28,660	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/50 (UB) (6)	6/25 at 100.00	A–	31,524,568

10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46 (UB) (6)	12/24 at 100.00	A–	10,956,200

2,185	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48 (UB) (6)	12/23 at 100.00	A–	2,358,795

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
2,575	5.000%, 12/01/49 (UB) (6)	6/24 at 100.00	A–	2,797,763
68,695	5.500%, 12/01/54 (UB) (6)	6/24 at 100.00	A–	76,020,635

4,970	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55 (UB) (6)	12/25 at 100.00	A–	5,545,328

1,500	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 5.000%, 12/01/37	12/23 at 100.00	N/R	1,540,665

7,990	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-2, 5.750%, 12/01/42	5/19 at 100.00	N/R	7,990,240

3,760	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-3, 5.330%, 12/01/41	5/19 at 100.00	N/R	3,760,113
274,092	Total South Carolina			268,276,472

	South Dakota – 0.1%

6,400	Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding Bonds, Series 2014C, 6.000%, 3/01/32, 144A	3/24 at 100.00	N/R	6,231,616

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 2016-XG0096:
2,905	14.860%, 11/01/40, 144A (IF) (6)	11/19 at 100.00	A+	3,136,238
1,250	14.866%, 11/01/40, 144A (IF) (6)	11/19 at 100.00	A+	1,349,537
250	14.866%, 11/01/40, 144A (IF) (6)	11/19 at 100.00	A+	269,908
10,805	Total South Dakota			10,987,299

	Tennessee – 1.9%

2,000	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%, 1/01/47	1/25 at 102.00	N/R	2,047,580

	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
1,905	0.000%, 12/01/24, 144A	No Opt. Call	N/R	1,432,255
815	0.000%, 12/01/25, 144A	No Opt. Call	N/R	577,004
845	0.000%, 12/01/26, 144A	No Opt. Call	N/R	564,223
12,690	0.000%, 12/01/31, 144A	No Opt. Call	N/R	6,272,159

	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A:
6,650	5.000%, 12/01/35, 144A	12/26 at 100.00	N/R	6,733,989
7,220	5.125%, 12/01/42, 144A	12/26 at 100.00	N/R	7,271,767

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1023:
$2,545	14.641%, 1/01/40, 144A (IF) (6)	1/23 at 100.00	BBB+	$3,336,062
865	14.629%, 1/01/45, 144A (IF) (6)	1/23 at 100.00	BBB+	1,121,204
2,500	14.647%, 1/01/45, 144A (IF) (6)	1/23 at 100.00	BBB+	3,241,525

64,160	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 4.000%, 7/01/40 (UB) (6)	7/28 at 100.00	Baa1	65,939,798

2,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	Baa1	2,118,560

	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
7,230	5.250%, 5/01/25, 144A	11/24 at 100.00	N/R	6,532,956
57,375	6.000%, 5/01/34, 144A	11/24 at 100.00	N/R	49,993,706

4,485	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A, 5.875%, 3/01/44	3/24 at 100.00	CCC+	4,703,599

	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Graceland Project, Senior Series 2017A:
3,530	5.500%, 7/01/37	7/27 at 100.00	N/R	3,795,880
4,750	5.625%, 1/01/46	7/27 at 100.00	N/R	5,067,205

13,790	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.625%, 6/15/47, 144A (4)	6/27 at 100.00	N/R	10,362,358

1,235	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017B, 6.750%, 6/15/22, 144A (4)	No Opt. Call	N/R	1,067,250

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship Education Project, Series 2017E:
3,975	5.250%, 6/01/47, 144A	6/26 at 100.00	N/R	4,133,364
3,250	5.375%, 6/01/52, 144A	6/26 at 100.00	N/R	3,383,933

16,615	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	Aa1	18,572,912

19,965	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2017A, 5.000%, 7/01/48 (UB) (6)	7/27 at 100.00	A3	22,433,872

1,450	Shelby County Health, Educational and Housing Facility Board, Tennessee, Fixed Rate Revenue Bonds, Trezevant Manor, Refunding Series 2013A, 5.375%, 9/01/41	9/23 at 100.00	N/R	1,432,252

	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
18,170	7.375%, 6/01/37, 144A	6/27 at 100.00	N/R	19,764,781
17,235	7.500%, 6/01/47, 144A	6/27 at 100.00	N/R	18,777,705

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$66,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	$78,157,755

11,885	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46	5/19 at 100.00	N/R	10,675,820
355,435	Total Tennessee			359,511,474

	Texas – 4.8%

4,000	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Area 1 Project, Series 2019, 6.500%, 9/01/48, 144A	9/29 at 100.00	N/R	4,060,120

3,000	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Major Improvement Area Project, Series 2019, 6.750%, 9/01/48, 144A	9/29 at 100.00	N/R	3,044,550

4,235	Anson Education Facilities Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2016A, 5.000%, 8/15/45	8/26 at 100.00	BBB–	4,513,917

	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017:
750	5.000%, 9/01/37	9/27 at 100.00	N/R	753,038
1,470	5.250%, 9/01/47	9/27 at 100.00	N/R	1,476,880

	Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook of Argyle Public Improvement District Project, Series 2018:
2,100	5.125%, 9/01/38, 144A	9/28 at 100.00	N/R	2,109,240
3,905	5.250%, 9/01/47, 144A	9/28 at 100.00	N/R	3,924,994

185	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB– (7)	197,280

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
490	5.000%, 6/15/36	6/21 at 100.00	BB	498,134
1,245	5.000%, 6/15/46	6/21 at 100.00	BB	1,258,869

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A:
1,000	5.000%, 8/15/38	8/27 at 100.00	N/R	1,006,060
1,800	5.000%, 8/15/48	8/27 at 100.00	N/R	1,797,138
900	5.000%, 8/15/53	8/27 at 100.00	N/R	883,584

1,150	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 4.625%, 8/15/46	8/21 at 100.00	BB+	1,154,428

6,340	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	9/23 at 103.00	N/R	6,526,396

	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2 Project, Series 2018:
1,000	5.750%, 9/01/33, 144A	9/23 at 103.00	N/R	1,023,550
3,775	6.125%, 9/01/45, 144A	9/23 at 103.00	N/R	3,862,655

5,435	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	9/23 at 103.00	N/R	5,597,833

3,800	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Winn Ridge South Public Improvement District Project, Series 2017, 6.200%, 9/01/47, 144A	9/27 at 100.00	N/R	3,866,956

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$8,395	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Estancia Hill Country Public Improvement District, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	$8,647,941

	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Whisper Valley Public Improvement District Improvement Area 1, Series 2019:
1,405	4.625%, 11/01/39, 144A (WI/DD, Settling 4/16/19)	11/29 at 100.00	N/R	1,402,176
2,615	4.750%, 11/01/48, 144A (WI/DD, Settling 4/16/19)	11/29 at 100.00	N/R	2,606,658

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31 (4)	8/21 at 100.00	N/R	1,032,900
3,525	7.750%, 8/15/41 (4)	8/21 at 100.00	N/R	2,326,500

	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phase 1 Project, Series 2018:
1,690	5.125%, 9/01/38, 144A	9/28 at 100.00	N/R	1,710,702
4,230	5.250%, 9/01/47, 144A	9/28 at 100.00	N/R	4,267,309

	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phases 2-7 Major Improvement Project, Series 2018:
4,230	5.500%, 9/01/38, 144A	9/28 at 100.00	N/R	4,288,712
7,480	5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	7,564,000

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014:
1,450	6.625%, 9/01/32	9/22 at 103.00	N/R	1,479,421
3,400	7.000%, 9/01/40	9/22 at 103.00	N/R	3,455,726

3,750	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1B Project, Series 2018, 5.250%, 9/01/44, 144A	9/28 at 100.00	N/R	3,797,062

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014:
2,025	7.250%, 9/01/32	9/22 at 103.00	N/R	2,044,399
3,500	7.625%, 9/01/40	9/22 at 103.00	N/R	3,534,860

5,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 Project, Series 2018, 5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	5,056,150

	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016:
575	4.800%, 9/01/37	9/26 at 100.00	N/R	573,586
1,000	5.250%, 9/01/46	9/26 at 100.00	N/R	998,510

	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1B, Series 2018:
325	5.375%, 9/01/38, 144A	9/28 at 100.00	N/R	335,403
415	5.500%, 9/01/46, 144A	9/28 at 100.00	N/R	428,209

	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Project, Series 2018:
1,120	5.625%, 9/01/38	9/28 at 100.00	N/R	1,155,448
1,700	5.750%, 9/01/47	9/28 at 100.00	N/R	1,753,499

1,100	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.875%, 9/01/40	9/20 at 103.00	N/R	1,121,076

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015:
$1,750	6.000%, 9/01/30	9/22 at 103.00	N/R	$1,802,360
5,000	6.250%, 9/01/40	9/22 at 103.00	N/R	5,148,400

3,115	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	3,196,052

1,245	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	1,256,715

5,975	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	6,026,026

10,640	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	10,727,567

	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
700	5.000%, 9/01/36, 144A	9/22 at 103.00	N/R	703,780
1,650	5.250%, 9/01/46, 144A	9/22 at 103.00	N/R	1,662,424

1,575	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	N/R	1,637,039

1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/42	1/23 at 100.00	Baa2	1,075,080

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,225	0.000%, 1/01/28	No Opt. Call	Baa1	1,747,003
4,000	0.000%, 1/01/29	No Opt. Call	Baa1	3,034,960

20,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (7)	21,741,600

6,000	City Of Celina, Collin and Denton Counties, Texas, Special Assessment Revenue Bonds, The Columns Public Improvement District Project, Series 2018, 6.250%, 9/01/48, 144A	9/28 at 100.00	N/R	6,063,360

	City of Shenandoah, Montgomery County, Texas, Special Assessment Revenue Bonds, Metropark Public Improvement District, Series 2018:
1,835	5.600%, 9/01/38	9/28 at 100.00	N/R	1,842,890
3,100	5.700%, 9/01/47	9/28 at 100.00	N/R	3,115,531

7,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	5/19 at 100.00	B	7,513,875

900	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A, 4.400%, 12/01/47	12/22 at 100.00	BBB–	905,094

3,065	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.600%, 12/01/49	12/24 at 100.00	BBB–	3,118,331

	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
1,490	6.250%, 9/01/35	9/23 at 103.00	N/R	1,446,805
3,500	6.500%, 9/01/46	9/23 at 103.00	N/R	3,370,010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,200	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	$1,222,224

6,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43	8/23 at 100.00	BBB–	6,604,906

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
920	6.625%, 9/01/31	9/23 at 100.00	N/R	1,077,164
7,010	6.375%, 9/01/42	9/23 at 100.00	N/R	7,947,798

9,175	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BBB–	9,898,816

	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014:
1,400	6.500%, 9/01/36	9/19 at 103.00	N/R	1,427,706
2,000	6.750%, 9/01/43	9/19 at 103.00	N/R	2,033,240

3,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	3,599,610

3,775	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	3,877,340

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)	5/19 at 100.00	B3	2,542,372

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
820	8.625%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (7)	843,542
8,265	9.000%, 9/01/38 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (7)	8,514,272

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase 13-16 Project, Refunding & Improvement Series 2017:
1,200	4.500%, 9/01/37	9/27 at 100.00	N/R	1,204,128
1,260	5.000%, 9/01/44	9/27 at 100.00	N/R	1,293,012

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014:
500	6.625%, 9/01/37 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (7)	525,345
525	6.750%, 9/01/44 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (7)	551,880

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 7.000%, 9/01/33 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (7)	526,025

	Hackberry, Texas, Special Assessment Revenue Bonds, Rivendale by the Lake Public Improvement District 2 Phases 4-6, Series 2017:
1,530	4.625%, 9/01/37	9/27 at 100.00	N/R	1,548,972
2,345	5.000%, 9/01/47	9/27 at 100.00	N/R	2,401,514

2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyterian Homes, Inc. Project, Series 2013B, 7.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB– (7)	2,976,950

600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	129,420

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$1,875	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	BB+	$1,637,081
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	BB+	13,077,595
4,920	0.000%, 11/15/26	No Opt. Call	BB+	3,869,432
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	BB+	3,791,100
12,075	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	BB+	8,811,852
10,525	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BB+	7,354,238
14,715	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BB+	9,814,905
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BB+	3,190,300
1,910	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.50	BB+	1,140,652
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	BB+	1,084,665
35	0.000%, 11/15/35	11/31 at 78.18	BB+	17,123
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	BB+	1,901,536
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.80	BB+	652,197
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	BB+	770,823
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	BB+	422,518
10,045	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	BB+	3,519,065
17,665	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	BB+	5,793,237

1,840	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A–	639,621

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	BB	55,651
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.71	BB	317,044
1,420	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	BB	700,571
25	0.000%, 11/15/34 – NPFG Insured (Pre-refunded 11/15/24)	11/24 at 55.69	Baa2 (7)	12,450
190	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	BB	88,234
555	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BB	242,557
3,535	0.000%, 11/15/38 – NPFG Insured (Pre-refunded 11/15/24)	11/24 at 43.83	Baa2 (7)	1,385,367
6,465	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	BB	2,352,226
8,430	0.000%, 11/15/39 (Pre-refunded 11/15/24)	11/24 at 41.26	Baa2 (7)	3,110,080
9,245	0.000%, 11/15/39	11/24 at 41.26	BB	3,163,177

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
1,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	A2	634,757
27,155	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	A2	11,295,937
10,750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.40	A2	3,916,117

9,190	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	9,217,846

7,335	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	5/19 at 100.00	N/R	7,115,097

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (AMT)	7/21 at 100.00	Ba3	7,534,800

7,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (AMT)	7/25 at 100.00	BB	8,194,275

2,650	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	Ba3	2,928,700

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$37,245	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	$38,115,788

	Justin, Denton County, Texas, Special Assessment Revenue Bonds, Timberbrook Public Improvement District 1 Improvement Area 1 Project, Series 2018:
1,315	5.000%, 9/01/38, 144A	9/28 at 100.00	N/R	1,327,729
1,175	5.375%, 9/01/38, 144A	9/28 at 100.00	N/R	1,186,174
1,930	5.125%, 9/01/47, 144A	9/28 at 100.00	N/R	1,950,014
1,770	5.500%, 9/01/47, 144A	9/28 at 100.00	N/R	1,788,036

2,765	Leander, Texas, Special Assessment Revenue Bonds, Crystal Springs Public Improvement District Project, Series 2018, 5.300%, 9/01/48, 144A	9/28 at 100.00	N/R	2,795,498

1,100	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Northern Improvement Area Major Improvement Project, Series 2017, 5.375%, 9/01/47, 144A	9/26 at 100.00	N/R	1,104,950

3,900	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 5.000%, 9/01/47, 144A	9/26 at 100.00	N/R	3,893,955

	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014:
775	5.750%, 9/01/38	9/19 at 103.00	N/R	777,093
750	5.875%, 9/01/44	9/19 at 103.00	N/R	752,595

	Liberty Hill, Williamson County, Texas, Special Assessment Revenue Bonds, Liberty Parke Public Improvement District Master Improvement Area Project, Series 2017:
560	5.125%, 9/01/27, 144A	No Opt. Call	N/R	563,287
2,165	6.000%, 9/01/46, 144A	9/27 at 100.00	N/R	2,203,472

1,145	Liberty Hill, Williamson County, Texas, Special Assessment Revenue Bonds, Liberty Parke Public Improvement District Neighborhood Improvement Area 1 Project, Series 2017, 5.375%, 9/01/46, 144A	9/26 at 100.00	N/R	1,166,308

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Phase I, Refunding & Improvement Series 2018:
95	0.000%, 9/01/22, 144A	No Opt. Call	N/R	82,709
6,715	5.250%, 9/01/44, 144A	9/28 at 100.00	N/R	6,819,351

5,175	Little Elm, Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 1-1A Project, Series 2017, 6.000%, 9/01/47, 144A	9/27 at 100.00	N/R	5,232,546

	Little Elm, Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 2-3 Project, Series 2018:
725	5.750%, 9/01/38, 144A	9/28 at 100.00	N/R	748,360
1,350	5.875%, 9/01/47, 144A	9/28 at 100.00	N/R	1,393,241

1,500	Little Elm, Texas, Special Assessment Revenue Bonds, Lakeside Estates Public Improvement District 2 Project, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	1,499,940

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Improvement Area 2 Project, Refunding & Improvement Series 2018:
70	0.000%, 9/01/19, 144A	No Opt. Call	N/R	68,734
70	0.000%, 9/01/20, 144A	No Opt. Call	N/R	65,777
70	0.000%, 9/01/21, 144A	No Opt. Call	N/R	62,752
70	0.000%, 9/01/22, 144A	No Opt. Call	N/R	59,794
70	0.000%, 9/01/23, 144A	No Opt. Call	N/R	56,851
12,465	5.750%, 9/01/48, 144A	9/28 at 100.00	N/R	12,700,090

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement District Major Improvement Area Project, Refunding Series 2018:
$125	0.000%, 9/01/19, 144A	No Opt. Call	N/R	$122,615
125	0.000%, 9/01/20, 144A	No Opt. Call	N/R	116,973
125	0.000%, 9/01/21, 144A	No Opt. Call	N/R	111,266
125	0.000%, 9/01/22, 144A	No Opt. Call	N/R	105,713
125	0.000%, 9/01/23, 144A	No Opt. Call	N/R	100,215
125	0.000%, 9/01/24, 144A	No Opt. Call	N/R	94,919
125	0.000%, 9/01/25, 144A	No Opt. Call	N/R	89,595
6,300	6.750%, 9/01/48, 144A	9/28 at 100.00	N/R	6,413,589

	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015:
500	5.375%, 9/15/35	9/20 at 103.00	N/R	504,015
395	5.500%, 9/15/40	9/20 at 103.00	N/R	397,307

	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 1 Project, Series 2018:
850	5.250%, 9/01/38, 144A	9/28 at 100.00	N/R	869,610
1,595	5.375%, 9/01/48, 144A	9/28 at 100.00	N/R	1,621,429
1,510	5.625%, 9/01/48, 144A	9/28 at 100.00	N/R	1,526,414

15,235	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A	10/21 at 105.00	BB–	15,846,533

20,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33 (AMT), 144A	12/23 at 103.00	N/R	20,137,200

17,430	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (AMT), 144A (4)	1/26 at 102.00	N/R	15,687,000

8,500	New Hope Cultural Education Facilities Finance Corporation, Education Revenue Bonds, Texas, Jubilee Academic Center, Series 2016A, 5.000%, 8/15/46, 144A	8/21 at 100.00	BB	8,540,970

	New Hope Cultural Education Facilities Finance Corporation, Education Revenue Bonds, Texas, Jubilee Academic Center, Series 2017A:
1,975	5.000%, 8/15/37, 144A	8/21 at 100.00	BB	1,992,874
3,085	5.125%, 8/15/47, 144A	8/21 at 100.00	BB	3,107,706

	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2018A:
1,595	5.625%, 8/15/39, 144A	8/24 at 100.00	N/R	1,635,306
3,340	5.750%, 8/15/49, 144A	8/24 at 100.00	N/R	3,423,300

	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc., Series 2016A:
2,095	5.000%, 8/01/36, 144A	8/21 at 100.00	BB	2,104,448
6,005	5.000%, 8/01/46, 144A	8/21 at 100.00	BB	6,009,804

4,305	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	4,378,788

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Senior Living Langford Project, Series 2016:
$670	5.375%, 11/15/36	11/26 at 100.00	N/R	$680,626
1,000	5.500%, 11/15/46	11/26 at 100.00	N/R	1,017,350
2,000	5.500%, 11/15/52	11/26 at 100.00	N/R	2,028,440

7,260	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC – Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	BBB–	7,362,439

1,490	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, LLC – Texas A&M University – San Antonio Project,, 5.000%, 4/01/48	4/26 at 100.00	BBB–	1,499,610

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A:
1,840	5.000%, 7/01/24	No Opt. Call	CCC	1,676,093
10,600	5.000%, 7/01/35	7/25 at 100.00	CCC	9,754,756
115,200	5.000%, 7/01/47	7/25 at 100.00	CCC	106,743,168

1,800	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015B, 4.375%, 7/01/21	No Opt. Call	CCC	1,645,902

9,965	New Hope Cultural Educational Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Children’s Health Systems of Texas Project, Series 2017A, 4.000%, 8/15/40 (UB) (6)	8/27 at 100.00	Aa2	10,384,825

	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc., Series 2017A:
1,000	5.000%, 6/15/37	6/22 at 100.00	N/R	1,021,570
1,950	5.000%, 6/15/42	6/22 at 100.00	N/R	1,982,721
3,000	5.250%, 6/15/48	6/22 at 100.00	N/R	3,066,210

1,500	Oak Point, Denton County, Texas, Special Assessment Revenue Bonds, Wildridge Public Improvement District 1 Improvement Area 2 Project, Series 2018, 4.500%, 9/01/48, 144A	9/25 at 100.00	N/R	1,510,755

	Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement District 1 Estates at Remington Park, Series 2017:
500	5.000%, 9/01/45	9/27 at 100.00	N/R	514,860
865	5.000%, 9/01/47	9/27 at 100.00	N/R	889,488

	Pottsboro Higher Education Finance Corporation, Texas, Education Revenue Bonds, Imagine International Academy of North Texas, LLC, Series 2016A:
655	5.000%, 8/15/36	8/26 at 100.00	N/R	671,807
1,000	5.000%, 8/15/46	8/26 at 100.00	N/R	1,007,300

6,705	Princeton, Texas, Special Assessment Revenue Bonds, Crossroads Public Improvement District Major improvement Project, Series 2018, 6.500%, 9/01/48, 144A	9/28 at 100.00	N/R	6,789,148

3,605	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba2	3,737,448

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012:
$6,280	7.000%, 12/15/32 (4)	12/21 at 100.00	N/R	$3,909,300
3,800	7.250%, 12/15/42 (4)	12/21 at 100.00	N/R	2,365,500
14,375	7.250%, 12/15/47 (4)	12/21 at 100.00	N/R	8,948,437

4,290	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (7)	4,981,848

3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,744,741

485	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 6.000%, 9/15/46	3/24 at 102.00	N/R	467,933

2,700	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Project, Series 2017, 5.000%, 9/15/48, 144A	9/27 at 100.00	N/R	2,731,482

4,200	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Major Improvement Area Project, Series 2017, 5.250%, 9/15/48, 144A	9/27 at 100.00	N/R	4,199,706

	San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, San Marcos Trace Public Improvement District Series 2019:
3,800	5.750%, 9/01/39, 144A	9/28 at 100.00	N/R	3,972,710
5,000	5.750%, 9/01/48, 144A	9/28 at 100.00	N/R	5,086,950

100	Sanger Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, Texas Pellets Inc. Project, Refunding Series 2012B, 8.000%, 7/01/38 (AMT) (4)	7/22 at 100.00	N/R	32,000

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	1,363,770

4,025	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc Project, Series 2015A, 5.500%, 11/15/45 (4)	11/25 at 100.00	D	3,179,750

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A:
240	6.625%, 11/15/37	5/27 at 100.00	N/R	272,431
5,875	6.750%, 11/15/47	5/27 at 100.00	N/R	6,612,254
5,865	6.750%, 11/15/52	5/27 at 100.00	N/R	6,580,061

1,755	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, MRC Methodist Retirement Communities Stevenson Oaks Project, Series 2018, 10.000%, 3/15/23, 144A	4/19 at 100.00	N/R	1,754,667

4,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2007, 5.750%, 11/15/37 (4)	5/19 at 100.00	D	3,555,000

3,140	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2014, 5.625%, 11/15/41 (4)	11/24 at 100.00	D	2,480,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$705	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015A, 5.250%, 11/15/35 (4)	11/25 at 100.00	D	$556,950

2,075	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, CC Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,140,757

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, CC Young Memorial Home Project, Series 2016A:
1,000	6.375%, 2/15/48	2/27 at 100.00	N/R	1,088,480
1,000	6.375%, 2/15/52	2/27 at 100.00	N/R	1,085,770

2,995	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, Inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45	2/25 at 100.00	Baa3	3,013,090

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A–	110,830

1,900	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	BBB–	1,968,134

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
6,665	7.000%, 12/31/38 (AMT)	9/23 at 100.00	Baa3	7,831,575
3,660	6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	4,246,332

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	9,150,039
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	2,902,389
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	11,032,840

3,040	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	5/19 at 100.00	BB–	3,045,563

12,637	Texas State Affordable Housing Corporation Multifamily Housing Revenue Bonds, Peoples El Shaddai Village and St James Manor Apartments Project, Series 2016, 4.850%, 12/01/56, 144A	1/34 at 100.00	N/R	12,969,329

3,470	Town Of Hickory Creek, Denton County, Texas, Special Assessment Revenue Bonds, Hickory Creek Public Improvement District, Series 2018, 5.625%, 9/01/47	9/28 at 100.00	N/R	3,492,486

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB+ (7)	5,966,895

1,653	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2017, 4.250%, 12/01/44	12/25 at 100.00	N/R	1,622,072

4,000	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #2 Project, Series 2018, 5.000%, 9/01/47	9/27 at 100.00	N/R	3,987,800

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
$3,025	6.125%, 9/01/35	9/25 at 100.00	N/R	$3,055,915
2,280	6.250%, 9/01/40	9/25 at 100.00	N/R	2,309,822
4,545	6.375%, 9/01/45	9/25 at 100.00	N/R	4,612,630
976,890	Total Texas			882,535,820

	Utah – 0.3%

11,315	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39 (AMT), 144A	12/27 at 100.00	N/R	10,943,528

1,100	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (AMT)	No Opt. Call	N/R	1,182,016

2,580	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 6.000%, 4/15/45, 144A	4/20 at 100.00	BB+	2,626,827

11,315	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2016B, 4.000%, 5/15/47 (UB) (6)	5/24 at 100.00	AA+	11,690,545

3,000	Utah Infrastructure Agency, Telecommunications and Franchise Tax Revenue, Series 2017A, 5.000%, 10/15/40	10/27 at 100.00	BBB–	3,170,940

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BBB–	2,145,880

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
1,730	6.500%, 10/15/33	5/19 at 100.00	BB+	1,732,924
2,650	6.750%, 10/15/43	5/19 at 100.00	BB+	2,652,994

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	N/R (7)	5,860,824

5,180	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 5.250%, 7/15/38, 144A	7/27 at 100.00	BB	5,238,534

	Utah State Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A:
815	5.000%, 2/15/36, 144A	2/26 at 100.00	BB	839,776
1,705	5.000%, 2/15/46, 144A	2/26 at 100.00	BB	1,739,663

4,100	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	5/19 at 100.00	BBB–	4,107,421
52,635	Total Utah			53,931,872

	Virgin Islands – 1.3%

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
2,900	4.000%, 10/01/22	No Opt. Call	N/R	2,791,250
4,430	5.000%, 10/01/32	10/22 at 100.00	N/R	4,020,225

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
3,835	5.000%, 10/01/19	No Opt. Call	N/R	3,777,475
2,500	5.000%, 10/01/20	No Opt. Call	N/R	2,437,500
15,950	5.000%, 10/01/24	No Opt. Call	N/R	15,152,500
8,250	5.000%, 10/01/30	10/24 at 100.00	N/R	7,569,375
36,815	5.000%, 10/01/39	10/24 at 100.00	N/R	33,317,575

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands (continued)

$500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	N/R	$451,250

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A:
7,625	5.000%, 10/01/24	No Opt. Call	N/R	7,243,750
1,200	5.000%, 10/01/29	10/24 at 100.00	N/R	1,107,000

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1:
15	5.000%, 10/01/24	10/19 at 100.00	Caa2	14,550
225	5.000%, 10/01/29	10/19 at 100.00	Caa2	218,250
525	5.000%, 10/01/39	10/19 at 100.00	Caa2	506,625

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
16,100	5.000%, 10/01/25	10/20 at 100.00	Caa2	15,617,000
11,845	5.000%, 10/01/29	10/20 at 100.00	Caa2	11,489,650

5,596	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24	No Opt. Call	Caa2	5,428,120

2,971	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	Caa2	2,881,870

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A:
2,545	5.000%, 10/01/27	10/22 at 100.00	Caa2	2,468,650
17,870	5.000%, 10/01/32	10/22 at 100.00	Caa2	17,289,225

6,085	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Caa3	5,856,812

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B:
9,195	5.000%, 10/01/25	10/20 at 100.00	Caa3	8,827,200
14,895	5.250%, 10/01/29	10/20 at 100.00	Caa3	14,299,200

	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A:
2,600	6.750%, 10/01/19	No Opt. Call	Caa3	2,574,000
11,870	6.625%, 10/01/29	10/19 at 100.00	Caa3	11,662,275
34,020	6.750%, 10/01/37	10/19 at 100.00	Caa3	33,424,650

20,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, BANS Series 2018B, 7.000%, 7/01/20, 144A	No Opt. Call	N/R	19,968,200

	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A:
65	5.000%, 7/01/22	5/19 at 100.00	Caa2	61,669
20	5.000%, 7/01/25	5/19 at 100.00	Caa2	18,650

975	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	5/19 at 100.00	Caa2	894,563
241,422	Total Virgin Islands			231,369,059

	Virginia – 1.4%

24,250	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 6.350%, 11/01/44	11/24 at 100.00	N/R	22,710,852

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
$2,133	6.250%, 3/01/18 (4)	No Opt. Call	N/R	$1,279,800
5,672	6.600%, 3/01/25 (4)	4/19 at 100.00	N/R	3,403,200
10,267	6.750%, 3/01/34 (4)	4/19 at 100.00	N/R	6,160,200

1,074	Celebrate Virginia South Community Development Authority, Special Assessment Revenue Bonds, Celebrate Virginia South Project, Series 2006, 6.250%, 3/01/37 (4)	9/19 at 100.00	N/R	499,410

1,100	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 5.150%, 3/01/35, 144A	3/25 at 100.00	N/R	1,137,301

1,865	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 5.400%, 3/01/45, 144A	3/25 at 100.00	N/R	1,929,697

11,230	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	12,080,336

6,675	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	6,832,997

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	BBB+	6,003,144
5,265	5.000%, 12/01/47	12/23 at 100.00	BBB+	5,632,286

28,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (6)	5/28 at 100.00	Aa2	29,771,840

20,000	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2017A, 5.000%, 7/01/46, 144A	7/27 at 100.00	N/R	21,411,200

5,835	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	5,912,197

	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
9,065	4.000%, 1/01/47 (UB) (6)	1/27 at 100.00	A	9,336,225
5,000	5.000%, 1/01/47 (UB) (6)	1/27 at 100.00	A	5,684,950

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	A3	1,911,858
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	A3	3,053,340
4,600	0.000%, 10/01/39 – AGC Insured	No Opt. Call	BBB+	2,006,612

7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	BBB+	9,063,950

55,695	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48 (UB) (6)	11/28 at 100.00	AA	59,153,103

	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc. – Harbor’s Edge Project, Refunding Series 2014:
5,000	5.000%, 1/01/46	1/25 at 100.00	N/R	5,181,400
5,250	5.375%, 1/01/46	1/25 at 100.00	N/R	5,581,013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$3,320	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	$3,420,762

12,065	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	4/19 at 100.00	B–	11,945,436

2,400	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	2,505,720

10,585	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	11,051,269

8,235	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41, 144A	4/28 at 112.76	N/R	9,698,195

1,655	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (Mandatory Put 7/01/38) (AMT), 144A	7/23 at 100.00	B	1,713,074
266,096	Total Virginia			266,071,367

	Washington – 1.6%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (6)	6/19 at 100.00	AA	1,605,383

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0007:
2,500	15.382%, 6/01/39, 144A (IF) (6)	6/19 at 100.00	AA	2,565,100
750	15.382%, 6/01/39, 144A (IF) (6)	6/19 at 100.00	AA	769,530

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,086,488

	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A:
2,225	5.000%, 12/01/30	12/25 at 100.00	N/R	2,305,211
5,795	5.000%, 12/01/38	12/25 at 100.00	N/R	5,857,644

	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A:
1,500	6.000%, 12/01/35	12/25 at 100.00	N/R	1,550,415
5,500	6.250%, 12/01/45	12/25 at 100.00	N/R	5,668,795

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,165	5.500%, 6/01/27 (AMT)	5/19 at 100.00	N/R	1,166,340
3,660	5.600%, 6/01/37 (AMT)	5/19 at 100.00	N/R	3,662,965

600	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	737,628

21,950	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 4.000%, 5/01/43 (AMT) (UB) (6)	5/27 at 100.00	A+	22,854,779

21,525	Port of Tacoma, Washington, Revenue Bonds, Refunding Series 2016B, 5.000%, 12/01/43 (AMT) (UB) (6)	12/26 at 100.00	AA–	24,414,516

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$4,830	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/19 at 100.00	N/R	$4,855,599

70,300	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32 (AMT), 144A	1/28 at 100.00	N/R	79,481,180

12,040	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32 (AMT), 144A	1/28 at 100.00	N/R	13,202,462

11,000	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2017B, 4.000%, 8/15/41 (UB) (6)	2/28 at 100.00	AA–	11,586,080

	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bonds Trust 2015-XF1018:
500	14.124%, 8/15/40, 144A (IF) (6)	8/25 at 100.00	AA–	744,150
2,125	14.124%, 8/15/45, 144A (IF) (6)	8/25 at 100.00	AA–	3,110,235

13,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D, 5.000%, 10/01/38 (UB) (6)	10/24 at 100.00	AA–	14,488,240

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0132:
1,640	16.360%, 10/01/41, 144A (IF) (6)	10/24 at 100.00	AA–	2,534,554
1,060	16.360%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	1,621,132
600	16.360%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	917,622

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148:
3,740	13.560%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	5,322,282
2,500	13.572%, 10/01/44, 144A (IF) (6)	10/24 at 100.00	AA–	3,558,750

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0150:
785	13.816%, 10/01/42, 144A (IF) (6)	10/22 at 100.00	AA–	1,014,267
630	13.873%, 10/01/42, 144A (IF) (6)	10/22 at 100.00	AA–	814,880
1,510	13.901%, 10/01/42, 144A (IF) (6)	10/22 at 100.00	AA–	1,952,762

13,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2017A, 5.000%, 10/01/47 (UB) (6)	10/27 at 100.00	Aa2	15,005,770

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Tender Option Bond Trust 2015-XF0153:
3,685	13.581%, 10/01/40, 144A (IF) (6)	10/20 at 100.00	Aa2	4,303,675
2,500	13.685%, 10/01/40, 144A (IF) (6)	10/20 at 100.00	Aa2	2,919,875
1,750	13.585%, 10/01/40, 144A (IF) (6)	10/20 at 100.00	Aa2	2,043,912
945	13.372%, 10/01/42, 144A (IF) (6)	10/22 at 100.00	Aa2	1,286,438
935	13.685%, 10/01/42, 144A (IF) (6)	10/22 at 100.00	Aa2	1,273,264

1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 2016-XG0051, 13.699%, 8/15/42, 144A (IF) (6)	8/22 at 100.00	AA–	1,475,460

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 2016-XF0392:
1,520	14.529%, 10/01/39, 144A (IF) (6)	4/20 at 100.00	AA–	1,709,696
1,875	14.539%, 10/01/39, 144A (IF)	4/20 at 100.00	AA–	2,109,187

13,482	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26, 144A	No Opt. Call	N/R	13,731,244

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,705	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45, 144A	7/25 at 100.00	N/R	$1,847,845

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,090	6.500%, 10/01/32, 144A	10/22 at 100.00	N/R	2,230,845
18,225	6.750%, 10/01/47, 144A	10/22 at 100.00	N/R	19,568,729

1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31, 144A	1/25 at 102.00	BB+	1,096,560

2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	2,731,980

1,500	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 7.500%, 1/01/49, 144A	1/24 at 100.00	N/R	1,712,985
264,072	Total Washington			294,496,454

	West Virginia – 0.3%

7,431	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	12/23 at 100.00	N/R	7,687,890

	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	5.000%, 6/01/37	6/27 at 100.00	N/R	2,545,125
5,500	5.250%, 6/01/47	6/27 at 100.00	N/R	5,620,450

3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc., Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba2	3,510,801

	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A:
4,745	5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	4,937,552
11,385	5.750%, 6/01/43, 144A	6/27 at 100.00	N/R	11,911,898

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
13,180	6.500%, 10/01/38 (4)	4/19 at 100.00	N/R	9,950,900
22,445	6.750%, 10/01/43 (4)	4/19 at 100.00	N/R	16,952,259
70,511	Total West Virginia			63,116,875

	Wisconsin – 6.4%

15,700	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	15,509,716

	Public Finance Authority Education Revenue Bonds, Wisconsin, Carolina International School, Series 2018A:
1,030	5.250%, 8/01/38, 144A	8/28 at 100.00	BB+	1,058,995
1,240	5.500%, 8/01/48, 144A	8/28 at 100.00	BB+	1,283,822

7,135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Series 2017A, 5.875%, 6/15/47, 144A	6/27 at 100.00	N/R	7,090,478

305	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Taxable Series 2017B, 5.750%, 6/15/21, 144A	No Opt. Call	N/R	304,292

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$5,195	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.125%, 2/01/46, 144A	2/26 at 100.00	N/R	$5,243,781

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2017A:
1,000	5.000%, 6/15/37, 144A	6/24 at 100.00	N/R	1,010,880
1,630	5.125%, 6/15/47, 144A	6/24 at 100.00	N/R	1,647,294

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A:
1,090	5.125%, 5/01/36, 144A	5/26 at 100.00	N/R	1,072,298
3,445	5.250%, 5/01/46, 144A	5/26 at 100.00	N/R	3,333,692

3,030	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	3,190,802

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Mountain Island Charter School, North Carolina, Series 2017B:
1,000	5.000%, 7/01/47	7/24 at 100.00	BBB–	1,053,620
1,000	5.000%, 7/01/52	7/24 at 100.00	BBB–	1,047,810

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
13,455	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	12,826,786
40,715	5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	36,897,969

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A:
3,320	5.625%, 6/15/37, 144A	6/24 at 100.00	N/R	3,273,221
17,350	5.875%, 6/15/47, 144A	6/24 at 100.00	N/R	17,008,725

3,010	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 5.500%, 3/01/45, 144A	3/25 at 100.00	BB+	3,166,249

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A:
1,000	5.375%, 7/01/35, 144A	7/25 at 100.00	N/R	1,026,300
1,590	5.625%, 7/01/45, 144A	7/25 at 100.00	N/R	1,626,363

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–	663,293
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	502,185

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A:
2,875	5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	2,808,530
6,225	5.625%, 6/15/47, 144A	6/27 at 100.00	N/R	6,032,087

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
1,100	6.000%, 10/01/32	10/22 at 100.00	Baa3	1,181,906
4,275	6.200%, 10/01/42	10/22 at 100.00	Baa3	4,564,717

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,740	5.000%, 10/01/34	10/22 at 100.00	Baa3	1,807,199
1,085	5.125%, 10/01/45	10/22 at 100.00	Baa3	1,119,818

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$393	0.000%, 1/01/47, 144A	No Opt. Call	N/R	$12,320
343	0.000%, 1/01/48, 144A	No Opt. Call	N/R	10,691
338	0.000%, 1/01/49, 144A	No Opt. Call	N/R	10,449
327	0.000%, 1/01/50, 144A	No Opt. Call	N/R	10,040
322	0.000%, 1/01/51, 144A	No Opt. Call	N/R	9,807
418	0.000%, 1/01/52, 144A	No Opt. Call	N/R	12,657
412	0.000%, 1/01/53, 144A	No Opt. Call	N/R	12,417
398	0.000%, 1/01/54, 144A	No Opt. Call	N/R	11,931
390	0.000%, 1/01/55, 144A	No Opt. Call	N/R	11,614
382	0.000%, 1/01/56, 144A	No Opt. Call	N/R	11,307
18,583	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	17,734,334
423	0.000%, 1/01/57, 144A	No Opt. Call	N/R	12,456
412	0.000%, 1/01/58, 144A	No Opt. Call	N/R	12,066
401	0.000%, 1/01/59, 144A	No Opt. Call	N/R	11,684
393	0.000%, 1/01/60, 144A	No Opt. Call	N/R	11,385
387	0.000%, 1/01/61, 144A	No Opt. Call	N/R	11,168
376	0.000%, 1/01/62, 144A	No Opt. Call	N/R	10,795
368	0.000%, 1/01/63, 144A	No Opt. Call	N/R	10,507
360	0.000%, 1/01/64, 144A	No Opt. Call	N/R	10,225
354	0.000%, 1/01/65, 144A	No Opt. Call	N/R	10,019
382	0.000%, 1/01/66, 144A	No Opt. Call	N/R	10,746
4,599	0.000%, 1/01/67, 144A	No Opt. Call	N/R	128,819

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
177	0.000%, 1/01/46, 144A	No Opt. Call	N/R	5,581
174	0.000%, 1/01/47, 144A	No Opt. Call	N/R	5,460
173	0.000%, 1/01/48, 144A	No Opt. Call	N/R	5,382
172	0.000%, 1/01/49, 144A	No Opt. Call	N/R	5,307
169	0.000%, 1/01/50, 144A	No Opt. Call	N/R	5,194
185	0.000%, 1/01/51, 144A	No Opt. Call	N/R	5,654
4,826	3.750%, 7/01/51, 144A	3/28 at 100.00	N/R	4,453,151
184	0.000%, 1/01/52, 144A	No Opt. Call	N/R	5,579
182	0.000%, 1/01/53, 144A	No Opt. Call	N/R	5,471
180	0.000%, 1/01/54, 144A	No Opt. Call	N/R	5,401
178	0.000%, 1/01/55, 144A	No Opt. Call	N/R	5,295
175	0.000%, 1/01/56, 144A	No Opt. Call	N/R	5,192
174	0.000%, 1/01/57, 144A	No Opt. Call	N/R	5,126
172	0.000%, 1/01/58, 144A	No Opt. Call	N/R	5,025
170	0.000%, 1/01/59, 144A	No Opt. Call	N/R	4,963
169	0.000%, 1/01/60, 144A	No Opt. Call	N/R	4,902
167	0.000%, 1/01/61, 144A	No Opt. Call	N/R	4,805
165	0.000%, 1/01/62, 144A	No Opt. Call	N/R	4,744
163	0.000%, 1/01/63, 144A	No Opt. Call	N/R	4,650
162	0.000%, 1/01/64, 144A	No Opt. Call	N/R	4,593
161	0.000%, 1/01/65, 144A	No Opt. Call	N/R	4,535
158	0.000%, 1/01/66, 144A	No Opt. Call	N/R	4,445
2,057	0.000%, 1/01/67, 144A	No Opt. Call	N/R	57,619

30,000	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017, 7.000%, 3/01/47, 144A	3/27 at 100.00	N/R	29,961,000

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A:
$1,000	5.000%, 8/01/36, 144A	8/26 at 100.00	N/R	$1,017,740
3,000	5.125%, 8/01/46, 144A	8/26 at 100.00	N/R	3,035,430

1,900	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A, 6.000%, 2/01/45	2/25 at 100.00	N/R	1,894,870

11,685	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)	11/24 at 100.00	N/R	12,737,819

5,270	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	5,340,038

1,725	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc. Project, Refunding Series 2015A, 5.000%, 9/01/38, 144A	9/24 at 100.00	BB	1,793,690

	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A:
8,500	6.250%, 8/01/27, 144A	No Opt. Call	N/R	9,340,565
52,400	6.750%, 8/01/31, 144A	No Opt. Call	N/R	58,955,764

	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
49,365	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	56,993,373
58,500	6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	68,126,760
297,665	7.000%, 12/01/50, 144A	12/27 at 100.00	N/R	347,828,631

16,910	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	17,110,383

3,400	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Taxable Series 2018B, 6.750%, 9/01/29	9/28 at 100.00	N/R	3,444,574

	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A:
3,100	6.250%, 10/01/31, 144A	10/27 at 100.00	N/R	3,329,896
10,000	6.850%, 10/01/47, 144A	10/27 at 100.00	N/R	10,693,000
4,700	7.000%, 10/01/47, 144A	10/27 at 100.00	N/R	5,075,765

1,000	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017B, 8.500%, 10/01/47, 144A	10/27 at 100.00	N/R	1,074,660

3,000	Public Finance Authority of Wisconsin, Revenue Bonds, Delray Beach Radiation Therapy Center, Subordinate Series 2017B, 8.500%, 11/01/46, 144A	11/26 at 100.00	N/R	3,068,070

	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A:
4,795	5.000%, 12/01/27	No Opt. Call	BBB–	5,234,078
4,590	5.200%, 12/01/37	12/27 at 100.00	BBB–	5,125,653
7,940	5.350%, 12/01/45	12/27 at 100.00	BBB–	8,879,143

	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A:
25,790	6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	28,723,870
44,880	7.000%, 7/01/48, 144A	7/28 at 100.00	N/R	49,992,730

	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
4,475	5.500%, 4/01/32	4/22 at 100.00	BB	4,718,440
4,250	5.750%, 4/01/42	4/22 at 100.00	BB	4,460,545

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$4,410	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB	$4,832,258

	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Refunding Series 2017A:
8,800	5.200%, 6/01/37	6/23 at 104.00	N/R	8,738,048
19,410	5.300%, 6/01/47	6/23 at 104.00	N/R	19,240,162
7,895	5.375%, 6/01/52	6/23 at 104.00	N/R	7,851,972

7,000	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2016, 6.000%, 6/01/49, 144A	6/22 at 104.00	N/R	7,254,590

	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., Series 2017A:
1,015	5.250%, 5/15/42, 144A	5/25 at 102.00	BB	1,075,453
1,335	5.250%, 5/15/47, 144A	5/25 at 102.00	BB	1,409,840

	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
1,250	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	1,341,475
13,380	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	14,200,060
32,170	6.375%, 1/01/48, 144A	1/28 at 100.00	N/R	33,943,210

500	Public Finance Authority, Educational Revenue Bonds, Wisconsin, Wilson Preparatory Academy, Series 2019A, 5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	510,265

15,410	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	16,395,007

15,000	Public Finance Authority, Wisconsin, Senior Revenue Bonds, Minnesota College of Osteopathic Medicine, Series 2019A-1, 5.500%, 12/01/48, 144A (WI/DD, Settling 4/04/19)	12/28 at 100.00	BBB	15,533,100

5,000	Public Finance Authority, Wisconsin, Subordinate Revenue Bonds, Minnesota College of Osteopathic Medicine, Series 2019B, 7.750%, 12/01/48, 144A (WI/DD, Settling 4/04/19)	12/24 at 103.00	N/R	4,970,500

2,500	Public Finance Authority, Wisconsin, Taxable Senior Revenue Bonds, Minnesota College of Osteopathic Medicine, Series 2019A-2, 7.250%, 12/01/48, 144A (WI/DD, Settling 4/04/19)	12/28 at 100.00	BBB	2,504,800

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
1,650	5.500%, 5/01/34	5/24 at 100.00	N/R	1,755,633
2,635	5.750%, 5/01/39	5/24 at 100.00	N/R	2,818,370

8,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2017, 4.000%, 7/01/47 (UB) (6)	7/27 at 100.00	A+	8,764,010

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
1,850	5.000%, 8/01/37	8/24 at 103.00	N/R	1,921,373
1,900	5.000%, 8/01/39	8/24 at 103.00	N/R	1,963,935

3,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2015-XF2044, 13.706%, 11/15/41, 144A (IF) (6)	11/21 at 100.00	Aa2	5,036,020

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Tender Option Bond Trust 2016-XG0072, 14.046%, 4/15/35, 144A (Pre-refunded 4/15/23) (IF) (6)	4/23 at 100.00	Aa3 (7)	3,929,475

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (7)	$1,289,215

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2016-XL0008, 15.321%, 8/15/37, 144A (Pre-refunded 2/15/20) (IF) (6)	2/20 at 100.00	N/R (7)	3,110,773

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin, Inc., Series 2017:
10,000	4.000%, 8/15/42 (UB) (6)	8/27 at 100.00	Aa3	10,369,800
10,000	4.000%, 8/15/47 (UB) (6)	8/27 at 100.00	Aa3	10,342,600

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Tender Option Bond Trust 2015-XF1028:
2,500	13.354%, 11/15/44, 144A (IF) (6)	11/22 at 100.00	AA–	3,210,475
380	13.354%, 11/15/44, 144A (IF) (6)	11/22 at 100.00	AA–	487,992
750	13.354%, 11/15/44, 144A (IF) (6)	11/22 at 100.00	AA–	963,143

9,990	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/42 (UB) (6)	2/26 at 100.00	A–	10,990,898

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,085,000
3,925	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	4,278,643

2,130	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40, 144A	6/26 at 100.00	N/R	2,221,462

10,115	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2018A, 4.300%, 11/01/53 (UB) (6)	11/27 at 100.00	Aa3	10,528,805

	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A:
2,600	8.375%, 6/01/37 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (7)	3,099,356
43,165	8.625%, 6/01/47 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (7)	52,054,400
1,101,389	Total Wisconsin			1,188,036,944
$24,688,379	Total Municipal Bonds (cost $20,115,868,515)			21,040,508,082

Shares	Description (1)			Value

	COMMON STOCKS – 0.5%

	Airlines – 0.5%

3,000,000	American Airlines Group Inc. (10)			$95,280,000

	Chemicals – 0.0%

3,839	Ingevity Corporation (11), (12)			405,437

	Containers & Packaging – 0.0%

23,041	WestRock Company (13)			883,622
	Total Common Stocks (cost $43,592,165)			96,569,059

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.3%

	Commercial Services & Supplies – 0.0%

$2,767	EWM P1 LLC (cash 15.000%, PIK 1.250%) (4), (8)	15.000%	9/01/28	N/R	$2,083,418

190	EWM P1 LLC (4), (8)	15.000%	9/01/28	N/R	137,335
2,957	Total Commercial Service & Supplies				2,220,753

	Consumer Discretionary – 0.0%

5,000	Mashantucket Western Pequot Tribe (4)	7.350%	7/01/26	N/R	775,000

	Materials – 0.1%

10,995	AK Steel Corporation	6.375%	10/15/25	B–	9,125,850

1,000	AK Steel Corporation	7.000%	3/15/27	B–	837,800
11,995	Total Materials				9,963,650

	Real Estate Management & Development – 0.2%

2,400	Zilkha Biomass Selma LLC	5.000%	8/01/28	N/R	2,470,216

26,000	Zilkha Biomass Selma LLC	10.000%	8/01/38	N/R	26,706,654
28,400	Total Real Estate				29,176,870

	Transportation – 0.0%

64	Las Vegas Monorail Company, Senior Interest Bonds (8), (14)	5.500%	7/15/19	N/R	42,291

18	Las Vegas Monorail Company, Senior Interest Bonds (8), (14)	5.500%	7/15/55	N/R	8,959
82	Total Transportation				51,250
$48,434	Total Corporate Bonds (cost $42,253,185)				42,187,523
	Total Long-Term Investments (cost $20,201,713,865)				21,179,264,664

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.0%

	MUNICIPAL BONDS – 0.0%

	Georgia – 0.0%

$238	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Variable Rate Demand Obligations, Series 2016, 6.500%, 4/30/17 (4), (8)	No Opt. Call		N/R	$116,922

	Vermont – 0.0%

2,000	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Variable Rate Demand Obligations, Series 2013, 4.625%, 4/01/36, 144A (Mandatory Put 4/03/28) (AMT) (15)	No Opt. Call		B3	2,045,100
$2,238	Total Short-Term Investments (cost $2,238,215)				2,162,022
	Total Investments (cost $20,203,952,080) – 115.0%				21,181,426,686
	Floating Rate Obligations – (19.1)%				(3,512,689,000)
	Other Assets Less Liabilities – 4.1% (16)				751,126,478
	Net Assets – 100%				$18,419,864,164

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(10,552)	6/19	$(1,293,328,313)	$(1,310,756,250)	$(17,427,937)	$2,967,750
U.S. Treasury 10-Year Note	Short	(11,072)	6/19	(1,271,114,627)	(1,282,449,000)	(11,334,373)	2,508,506
Total				$(2,564,442,940)	$(2,593,205,250)	$(28,762,310)	$5,476,256

Credit Default Swaps – OTC Uncleared

Counterparty	Referenced Entity	Buy/Sell Protection (17)	Current Credit Spread (18)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	3.72%	$90,000,000	1.000%	Quarterly	6/21/21	$315,277	$(4,573,378)	$4,888,655	(8)
Citigroup Global Markets Inc.	City of Chicago	Sell	2.97	5,000,000	1.000	Quarterly	6/20/22	(43,194)	(257,170)	213,976	(8)
Citigroup Global Markets Inc.	City of Chicago	Sell	3.03	5,000,000	1.000	Quarterly	6/20/24	(233,433)	(375,038)	141,605	(8)
Citigroup Global Markets Inc.	City of Chicago	Sell	2.69	5,000,000	1.000	Quarterly	12/20/24	(288,962)	(343,316)	54,354	(8)
Citigroup Global Markets Inc.	City of Chicago	Sell	3.10	10,000,000	1.000	Quarterly	12/20/27	(1,226,484)	(1,038,152)	(188,332	)(8)
Citigroup Global Markets Inc.	City of Chicago	Sell	3.31	60,000,000	1.000	Quarterly	6/20/28	(7,911,713)	(6,824,725)	(1,086,988	)(8)
Total				$175,000,000				$(9,388,509)	$(13,411,779)	$4,023,270
Total credit default swaps premiums paid									$—
Total credit default swaps premiums received									$(13,411,779)
Total unrealized appreciation on credit default swaps										$5,298,590
Total unrealized depreciation on credit default swaps										$(1,275,320)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(8)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Principal Amount (000) rounds to less than $1,000.

(10)

On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(12)	Common Stock received as part of spin-off from WestRock Company.

(13)

Common Stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(14)

The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(15)

Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(16)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(17)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(18)

The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Short Duration High Yield Municipal Bond Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.2%

	Alabama – 1.3%

$10,170	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1993, 6.450%, 12/01/23 (AMT)	5/19 at 100.00	B1	$10,220,342

4,445	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co Project, Series 1994, 6.450%, 12/01/23 (AMT)	5/19 at 100.00	B1	4,467,003

2,445	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 5.350%, 9/01/27, 144A	9/25 at 100.00	N/R	2,601,578

23,140	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018B-1, 2.566%, 12/01/48 (UB) (4)	9/23 at 100.00	A3	22,660,076

1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 5.000%, 10/01/22	No Opt. Call	BB	1,089,740

1,345	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/31	No Opt. Call	A3	1,601,841

7,665	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	7,928,139

6,500	Phoenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Coated Board Project, Series 2012A, 4.125%, 5/15/35 (AMT)	11/22 at 100.00	BBB	6,569,355

15,000	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Libor Index Rate Series 2018B, 2.566%, 4/01/49 (UB) (4)	1/24 at 100.00	A3	14,760,600
71,710	Total Alabama			71,898,674

	Alaska – 0.1%

1,880	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, 4.000%, 1/01/28 (AMT)	7/25 at 100.00	Baa2	1,924,819

3,320	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	4/19 at 100.00	B3	3,232,618
5,200	Total Alaska			5,157,437

	Arizona – 3.1%

9,070	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 2.546%, 1/01/37 (3-Month LIBOR*67% reference rate + 0.81% spread) (5)	5/19 at 100.00	AA–	8,705,477

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2050:
3,000	3.971%, 1/01/37, 144A (IF) (4)	6/19 at 100.00	AA–	2,598,120
3,000	3.971%, 1/01/37, 144A (IF) (4)	6/19 at 100.00	AA–	2,598,120
1,500	3.971%, 1/01/37, 144A (IF) (4)	6/19 at 100.00	AA–	1,299,060
1,500	4.013%, 1/01/37, 144A (IF) (4)	6/19 at 100.00	AA–	1,299,060

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A:
$500	4.000%, 7/01/21, 144A	No Opt. Call	BB	$507,390
500	5.000%, 7/01/26, 144A	No Opt. Call	BB	544,275

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D:
1,000	4.000%, 7/01/27, 144A	No Opt. Call	BB	1,021,820
500	5.000%, 7/01/37, 144A	7/27 at 100.00	BB	527,250

1,030	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017G, 5.000%, 7/01/37, 144A	7/27 at 100.00	BB	1,086,135

1,545	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A, 5.500%, 9/15/28, 144A	9/23 at 105.00	BB+	1,602,582

1,100	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2017B, 4.000%, 3/01/27, 144A	No Opt. Call	BB+	1,121,670

	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018B:
750	4.500%, 7/01/24, 144A	No Opt. Call	BB	767,550
1,000	5.000%, 7/01/29, 144A	1/27 at 100.00	BB	1,038,960

3,025	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A	7/19 at 101.00	N/R	3,013,263

	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A:
1,000	4.375%, 7/01/29, 144A	7/22 at 101.00	N/R	1,006,230
750	5.000%, 7/01/32, 144A	7/22 at 101.00	N/R	768,795

375	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Mater Academy of Nevada – Mountain Vista Campus Project, Series 2018A, 4.750%, 12/15/28, 144A	12/26 at 100.00	BB	385,943

1,575	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada ? Horizon, Inspirada, and St Rose Campus Projects, Series 2018A, 5.000%, 7/15/28, 144A	7/26 at 100.00	BB+	1,700,465

2,520	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Caurus Academy Project, Series 2018A, 5.850%, 6/01/29, 144A	6/28 at 100.00	N/R	2,582,597

2,025	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 4.750%, 1/01/28	7/25 at 101.00	N/R	1,986,525

605	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014, 5.000%, 7/15/24, 144A	No Opt. Call	N/R	670,558

1,410	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 4.000%, 7/15/25, 144A	No Opt. Call	N/R	1,433,378

224	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 4.375%, 7/01/25, 144A	7/24 at 100.00	N/R	228,780

935	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center for Academic Success Project, Series 2007, 5.500%, 7/01/37, 144A	5/19 at 100.00	BBB	935,711

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$2,465	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 3.500%, 7/01/26, 144A	No Opt. Call	BB+	$2,460,736

9,000	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019C, 2.920%, 9/01/48 (Mandatory Put 9/01/24) (SIFMA reference rate + 0.80% spread) (5)	9/23 at 100.00	A2	9,006,390

1,600	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Benjamin Franklin Charter School Projects, Series 2018A, 4.800%, 7/01/28, 144A	No Opt. Call	Ba2	1,661,648

6,915	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 4.000%, 7/01/25, 144A	No Opt. Call	BB	7,115,051

420	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc. Project, Series 2013, 6.000%, 7/01/23	No Opt. Call	BBB–	453,499

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Eagle College Prep Project, Series 2013A, 5.000%, 7/01/33	7/22 at 100.00	BB+	1,023,980

180	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 5.200%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	188,852

4,465	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	4,419,412

3,190	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	3,157,398

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
200	4.750%, 7/01/19, 144A	No Opt. Call	Ba1	200,926
1,250	5.750%, 7/01/24, 144A	No Opt. Call	Ba1	1,336,275

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015:
4,445	4.000%, 7/01/25, 144A	No Opt. Call	Ba1	4,503,007
1,360	5.000%, 7/01/45, 144A	7/25 at 100.00	Ba1	1,397,318

850	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leman Academy of Excellence – Oro Valley Project, Series 2018A, 4.625%, 7/01/28, 144A	7/22 at 101.00	N/R	868,811

14,260	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.000%, 2/01/24	No Opt. Call	B+	14,450,228

2,270	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	A3	2,426,017

395	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%, 5/01/24	No Opt. Call	N/R	414,703

2,090	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 4.375%, 7/01/26	No Opt. Call	BB–	2,032,441

730	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	751,272

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,605	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Leading Edge Academy Maricopa Charter School Project, Series 2013, 7.750%, 12/01/43	12/25 at 100.00	N/R	$1,742,227

980	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A, 7.500%, 2/01/25	2/24 at 100.00	N/R	1,057,714

1,600	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.125%, 2/01/28, 144A	No Opt. Call	N/R	1,691,984

725	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2013Q, 4.500%, 7/01/20	No Opt. Call	Baa3	742,850

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2016R:
4,550	4.000%, 7/01/26	No Opt. Call	Baa3	4,706,065
5,555	5.000%, 7/01/31	7/26 at 100.00	Baa3	6,062,338

1,505	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A, 4.000%, 12/15/24, 144A	No Opt. Call	BB	1,502,652

100	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	125,173

675	Show Low Bluff Community Facilities District, Show Low, Arizona, Special Assessment Bonds, Area One, Series 2007, 5.600%, 7/01/31, 144A	5/19 at 100.00	N/R	613,022

369	Southside Community Facilities District 1, Prescott Valley, Arizona, Special Assessment Revenue Bonds, Series 2008, 7.250%, 7/01/32	5/19 at 100.00	N/R	220,935

1,500	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A, 5.500%, 10/01/27, 144A	No Opt. Call	N/R	1,656,690

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017B:
42,000	4.700%, 10/01/24, 144A	4/21 at 100.00	N/R	42,890,820
9,000	5.350%, 10/01/25, 144A	10/21 at 100.00	N/R	9,364,230

533	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	5/19 at 100.00	N/R	533,032

770	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Refunding Series 2015A, 3.900%, 9/01/24, 144A	No Opt. Call	BB+	780,872

500	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.000%, 8/01/20	No Opt. Call	A3	520,230
169,491	Total Arizona			171,508,512

	Arkansas – 0.0%

1,400	Arkansas Development Finance Authority, Revenue Bonds, Baptist Memorial Health Care, Refunding Series 2015B3, 3.670%, 9/01/44 (Mandatory Put 9/01/22) (SIFMA reference rate + 1.55% spread) (5)	3/22 at 100.00	BBB+	1,424,598

	California – 8.0%

2,120	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (6)	2,302,871

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
$2,440	5.000%, 3/01/21	No Opt. Call	Ba3	$2,524,278
6,395	5.000%, 3/01/26	No Opt. Call	Ba3	6,975,858
7,215	5.000%, 3/01/31	3/26 at 100.00	Ba3	7,745,158
7,565	5.250%, 3/01/36	3/26 at 100.00	Ba3	8,091,751

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2016-XG0019, 4.722%, 10/01/31, 144A (IF) (4)	10/26 at 100.00	AA	1,178,340

1,700	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	1,882,682

3,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	3,372,840

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
7,825	5.250%, 6/01/21	4/19 at 100.00	A3	7,934,080
20,060	5.450%, 6/01/28	4/19 at 100.00	B2	20,363,107
2,575	5.600%, 6/01/36	4/19 at 100.00	B2	2,576,596

	California Educational Facilities Authority, Revenue Bonds, Loma Linda University Series 2017A:
625	5.000%, 4/01/28	4/27 at 100.00	Baa1	763,544
475	5.000%, 4/01/29	4/27 at 100.00	Baa1	576,921
1,000	5.000%, 4/01/31	4/27 at 100.00	Baa1	1,197,100

	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:
385	5.000%, 8/15/30	8/27 at 100.00	Baa2	458,439
310	5.000%, 8/15/32	8/27 at 100.00	Baa2	363,342
225	4.000%, 8/15/34	8/27 at 100.00	Baa2	241,142
245	5.000%, 8/15/35	8/27 at 100.00	Baa2	283,624

440	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB–	465,573

1,485	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies – El Dorado Hills Project, Series 2018A, 5.000%, 10/01/28, 144A	10/22 at 105.00	N/R	1,513,824

505	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A, 4.500%, 10/01/25	10/22 at 102.00	BB	524,917

270	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 4.500%, 6/01/28, 144A	6/26 at 100.00	BB	283,646

1,250	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/26, 144A	No Opt. Call	N/R	1,275,400

425	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/28, 144A	No Opt. Call	Ba1	467,938

680	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Literacy First Project, Series 2010A, 5.500%, 9/01/22	9/20 at 100.00	BBB–	696,592

	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
1,800	4.000%, 6/15/26, 144A	No Opt. Call	BB	1,842,192
1,850	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	1,932,861

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$460	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 4.375%, 7/01/25, 144A	No Opt. Call	BB+	$477,324

870	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 4.150%, 10/01/24	10/22 at 102.00	BB	890,001

6,130	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 4.000%, 7/01/26, 144A	No Opt. Call	BB	6,326,221

	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2018A:
1,400	3.875%, 7/01/28, 144A	No Opt. Call	BB	1,437,058
1,100	5.000%, 7/01/38, 144A	7/28 at 100.00	BB	1,186,240

1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB	1,175,276

1,395	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 6.000%, 6/01/23	6/22 at 102.00	N/R	1,468,921

840	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A, 5.000%, 6/01/36	6/26 at 100.00	BBB–	927,587

1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.250%, 8/15/30	8/24 at 100.00	N/R	1,556,975

165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	182,500

2,355	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 4.000%, 11/01/26, 144A	No Opt. Call	N/R	2,509,559

	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011:
1,230	5.000%, 1/01/28 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (6)	1,352,410
270	5.000%, 1/01/28	1/22 at 100.00	Baa2	291,133

2,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 4.250%, 1/01/25	No Opt. Call	N/R	2,273,726

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/23	No Opt. Call	BBB–	222,908
300	5.000%, 11/01/24	No Opt. Call	BBB–	340,221
350	5.000%, 11/01/27	11/24 at 100.00	BBB–	394,048

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,475	5.000%, 11/01/26	No Opt. Call	BBB–	1,722,107
2,320	5.000%, 11/01/27	11/26 at 100.00	BBB–	2,689,599
1,425	5.000%, 11/01/28	11/26 at 100.00	BBB–	1,642,127
1,500	5.250%, 11/01/29	11/26 at 100.00	BBB–	1,732,740
850	5.000%, 11/01/30	11/26 at 100.00	BBB–	965,583
1,000	5.250%, 11/01/31	11/26 at 100.00	BBB–	1,136,250
6,165	5.250%, 11/01/41	11/26 at 100.00	BBB–	6,767,136

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
2,520	5.000%, 2/01/31	2/27 at 100.00	A–	2,923,780
2,070	5.000%, 2/01/32	2/27 at 100.00	A–	2,387,559

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,100	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27 (AMT), 144A	No Opt. Call	N/R	$1,045,000

3,310	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27 (AMT), 144A	12/23 at 102.00	N/R	3,144,500

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
2,240	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	2,380,381
7,775	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	8,205,502

540	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A, 5.250%, 6/15/27	No Opt. Call	N/R	546,415

	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017:
1,165	5.000%, 10/15/30	10/26 at 100.00	BBB–	1,324,617
1,000	5.000%, 10/15/32	10/26 at 100.00	BBB–	1,124,840

2,010	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/32, 144A	7/27 at 100.00	B1	2,128,168

1,325	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 4.500%, 6/01/29, 144A	6/26 at 100.00	N/R	1,352,865

1,000	California School Finance Authority Charter School Revenue Bonds, Innovate Obligated Group, Series 2018, 5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	1,054,050

2,615	California School Finance Authority Charter, School Revenue Bonds, Rocketship Education, Mateo Sheedy Project, Series 2015A, 4.250%, 3/01/28, 144A	6/25 at 100.00	N/R	2,676,113

1,195	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	No Opt. Call	N/R	1,192,789

1,155	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	No Opt. Call	N/R	1,217,439

	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A:
2,000	4.000%, 10/01/27, 144A	No Opt. Call	BB+	2,064,040
2,155	5.000%, 10/01/32, 144A	10/27 at 100.00	BB+	2,312,164

	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016:
1,000	4.000%, 6/01/26, 144A	No Opt. Call	N/R	1,018,690
1,000	4.500%, 6/01/31, 144A	6/26 at 100.00	N/R	1,028,950

1,375	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017, 5.500%, 7/01/27, 144A	No Opt. Call	N/R	1,374,876

12,290	California School Finance Authority, Charter School Revenue Bonds, Inspired Charter Schools, Series 2019A, 6.000%, 7/15/19, 144A	No Opt. Call	N/R	12,292,212

785	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2016A, 5.000%, 6/01/26, 144A	6/25 at 100.00	N/R	842,540

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$630	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2017A, 4.500%, 6/01/27, 144A	6/26 at 100.00	N/R	$659,818

975	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2017A, 5.000%, 6/01/34, 144A	6/26 at 100.00	N/R	1,023,360

315	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools ? Obligated Group, Series 2017G, 5.000%, 6/01/30, 144A	6/27 at 100.00	N/R	336,738

500	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 5.500%, 6/01/22 (7)	6/20 at 102.00	N/R	372,500

860	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A, 4.750%, 6/01/24, 144A	No Opt. Call	BB+	888,449

1,560	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24, 144A	2/24 at 100.00	BB–	1,633,445

360	California School finance Authority, School Facility Revenue Bonds, ICEF – View Park Elementary and Middle Schools, Series 2014A, 4.750%, 10/01/24	No Opt. Call	BB	377,813

380	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 5.750%, 11/01/24, 144A	No Opt. Call	N/R	396,800

395	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 4.125%, 7/01/24	No Opt. Call	BBB	413,217

805	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	854,202

	California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Refunding Series 2017A:
2,350	3.500%, 11/01/27, 144A	No Opt. Call	N/R	2,453,470
145	5.000%, 11/01/32, 144A	11/27 at 100.00	N/R	167,504

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
3,000	5.250%, 12/01/29	12/24 at 100.00	BB–	3,372,630
700	5.250%, 12/01/34	12/24 at 100.00	BB–	775,467
3,350	5.250%, 12/01/44	12/24 at 100.00	BB–	3,640,713
9,750	5.500%, 12/01/54	12/24 at 100.00	BB–	10,665,135

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,735	5.000%, 12/01/26, 144A	6/26 at 100.00	BB–	1,971,463
10,500	5.000%, 12/01/36, 144A	6/26 at 100.00	BB–	11,522,595

1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.250%, 12/01/38, 144A	6/28 at 100.00	BB–	1,138,040

850	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development – Hooper Street LLC Project, Series 2019, 5.000%, 7/01/29, 144A	No Opt. Call	BB+	953,895

1,000	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.000%, 11/01/24, 144A	No Opt. Call	N/R	1,077,060

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,000	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A, 4.000%, 6/01/26, 144A	No Opt. Call	N/R	$3,160,860

965	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A, 4.375%, 9/01/25	No Opt. Call	N/R	971,832

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
1,025	5.000%, 9/02/25	No Opt. Call	N/R	1,132,481
1,070	5.000%, 9/02/26	9/25 at 100.00	N/R	1,172,442

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A:
4,190	4.000%, 9/02/28	No Opt. Call	N/R	4,367,865
2,150	5.000%, 9/02/38	9/28 at 100.00	N/R	2,363,280

4,440	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018B, 4.000%, 9/02/28	No Opt. Call	N/R	4,692,192

485	California Statewide Communities Development Authority, Charter School Revenue Bonds, Green Dot Public Schools, Animo Inglewood Charter High School Project, Series 2011A, 6.900%, 8/01/31	8/21 at 100.00	BBB–	537,661

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
895	5.750%, 7/01/24	5/19 at 100.00	CC	872,562
5,505	5.750%, 7/01/30	5/19 at 100.00	CC	5,388,294
460	5.750%, 7/01/35	5/19 at 100.00	CC	451,343

1,200	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22	5/19 at 100.00	CC	1,168,104

2,455	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25	5/19 at 100.00	CC	2,395,245

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
930	5.000%, 9/01/22 – AMBAC Insured	5/19 at 100.00	N/R	932,102
500	5.250%, 9/01/27 – AMBAC Insured	5/19 at 100.00	N/R	501,005

540	Fontana, California, Special Tax Bonds, Sierra Hills South Community Facilities District 22, Refunding Series 2014, 5.000%, 9/01/23	No Opt. Call	N/R	600,529

9,110	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B3	9,211,121

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
11,405	5.000%, 6/01/33	6/28 at 100.00	BBB	13,062,945
740	5.000%, 6/01/35	6/28 at 100.00	BBB	839,382

	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
255	5.000%, 9/01/20	No Opt. Call	N/R	265,973
200	5.000%, 9/01/23	No Opt. Call	N/R	221,562
250	5.000%, 9/01/24	No Opt. Call	N/R	280,383
320	5.000%, 9/01/25	9/24 at 100.00	N/R	357,005
195	5.000%, 9/01/26	9/24 at 100.00	N/R	216,510

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$855	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 4.000%, 9/01/20	No Opt. Call	N/R	$878,709

3,680	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	3,965,568

365	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Pillar Ridge, Refunding Series 2014A, 3.000%, 5/15/20	No Opt. Call	BBB	366,518

75	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/19	6/19 at 100.00	A	75,191

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015:
530	5.000%, 9/01/23	No Opt. Call	N/R	583,403
685	5.000%, 9/01/24	No Opt. Call	N/R	763,480
425	5.000%, 9/01/25	No Opt. Call	N/R	477,679
755	5.000%, 9/01/26	9/25 at 100.00	N/R	840,156
790	5.000%, 9/01/27	9/25 at 100.00	N/R	875,225
830	5.000%, 9/01/28	9/25 at 100.00	N/R	914,469

	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A Turbo Current Interest:
4,075	4.625%, 6/01/21	4/19 at 100.00	N/R	4,075,122
655	5.000%, 6/01/21	4/19 at 100.00	N/R	655,105

100	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/22	No Opt. Call	N/R	109,787

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
500	5.000%, 9/01/23	No Opt. Call	N/R	553,465
595	5.000%, 9/01/24	No Opt. Call	N/R	667,947

2,315	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	2,552,010

	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015:
560	3.000%, 9/02/20	No Opt. Call	N/R	564,945
1,580	4.000%, 9/02/25	No Opt. Call	N/R	1,656,804

495	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.000%, 9/01/20	No Opt. Call	N/R	515,874

105	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A–	137,693

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B:
2,650	3.228%, 11/15/26 (3-Month LIBOR*67% reference rate + 1.43% spread) (5)	No Opt. Call	A–	2,646,793
2,125	3.248%, 11/15/27 (3-Month LIBOR*67% reference rate + 1.45% spread) (5)	No Opt. Call	A–	2,114,481

445	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	500,193

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
$295	4.000%, 1/01/21 (ETM)	No Opt. Call	N/R (6)	$308,502
520	4.000%, 1/01/22 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	543,800
145	5.250%, 1/01/23 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	154,756
395	4.500%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	416,476
15	5.250%, 1/01/27 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	16,009
180	5.250%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	192,110
10	5.000%, 1/01/29 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	10,630
855	5.000%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	908,848
1,185	5.000%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	1,259,631

515	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 5.250%, 9/01/20 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (6)	523,101

1,055	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A, 0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	947,791

22,550	Modesto Irrigation District Financing Authority, California, Domestic Water Project Revenue Bonds, Index Rate Series 2007, 2.389%, 9/01/37 – NPFG Insured (3-Month LIBOR*67% reference rate + 0.63% spread) (5)	5/19 at 100.00	Baa2	21,873,049

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
525	4.750%, 9/01/23	No Opt. Call	N/R	554,101
655	5.200%, 9/01/28	9/24 at 100.00	N/R	726,153

250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A (6)	282,270

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2013, 5.000%, 12/01/29	12/23 at 100.00	BB–	1,045,650

	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A:
680	5.000%, 8/15/25	No Opt. Call	N/R	767,543
760	5.000%, 8/15/27	8/25 at 100.00	N/R	849,840

240	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 5.500%, 11/01/19 (ETM)	No Opt. Call	N/R (6)	245,568

475	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (6)	494,584

	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016:
7,200	5.000%, 11/01/36	11/26 at 100.00	Ba1	7,979,832
15,000	5.000%, 11/01/39	11/26 at 100.00	Ba1	16,495,050

	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E:
420	4.000%, 9/01/20	No Opt. Call	N/R	432,478
470	4.000%, 9/01/23	No Opt. Call	N/R	501,716
490	4.000%, 9/01/24	No Opt. Call	N/R	526,735
510	5.000%, 9/01/25	9/24 at 100.00	N/R	567,615
530	5.000%, 9/01/26	9/24 at 100.00	N/R	586,779

2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,685,004

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$100	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 15 Del Sur East Improvement Area C, Series 2016, 5.000%, 9/01/26	No Opt. Call	N/R	$115,794

	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
70	3.050%, 10/01/19	6/19 at 100.00	N/R	70,045
85	3.450%, 10/01/20	5/19 at 100.00	N/R	85,084
105	3.850%, 10/01/21	5/19 at 100.00	N/R	105,131
135	4.150%, 10/01/22	5/19 at 100.00	N/R	135,189
155	4.400%, 10/01/23	5/19 at 100.00	N/R	155,236
175	4.550%, 10/01/24	5/19 at 100.00	N/R	175,266
205	4.650%, 10/01/25	5/19 at 100.00	N/R	205,303
230	4.800%, 10/01/26	5/19 at 100.00	N/R	230,347
260	4.900%, 10/01/27	5/19 at 100.00	N/R	260,393
290	5.050%, 10/01/28	5/19 at 100.00	N/R	290,426
325	5.100%, 10/01/29	5/19 at 100.00	N/R	325,465
360	5.200%, 10/01/30	5/19 at 100.00	N/R	360,529
395	5.250%, 10/01/31	5/19 at 100.00	N/R	395,581
440	5.350%, 10/01/32	5/19 at 100.00	N/R	440,664
480	5.400%, 10/01/33	5/19 at 100.00	N/R	480,730

500	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	575,780

345	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/29 – AGM Insured	10/24 at 100.00	AA	401,311

	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014:
500	4.125%, 9/01/23	No Opt. Call	N/R	537,865
500	4.250%, 9/01/24	No Opt. Call	N/R	545,365
750	5.000%, 9/01/25	9/24 at 100.00	N/R	836,730

75	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	77,290

	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 1 & 2, Refunding Series 2015:
1,515	5.000%, 9/01/25	No Opt. Call	N/R	1,717,965
1,655	5.000%, 9/01/26	9/25 at 100.00	N/R	1,864,258
805	5.000%, 9/01/27	9/25 at 100.00	N/R	901,769

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016:
1,015	4.000%, 9/01/26	No Opt. Call	N/R	1,079,919
365	5.000%, 9/01/31	9/26 at 100.00	N/R	402,223

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	1,120,210

	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2002-1 Kaiser Commerce Center, Refunding Series 2014:
400	5.000%, 9/01/23	No Opt. Call	N/R	444,012
655	5.000%, 9/01/26	9/24 at 100.00	N/R	726,212

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
2,500	6.500%, 12/01/22	12/21 at 100.00	BB	2,774,000
4,000	7.000%, 12/01/26	12/21 at 100.00	BB	4,446,640
385	8.000%, 12/01/31	12/21 at 100.00	BB	434,492
2,030	7.500%, 12/01/41	12/21 at 100.00	BB	2,257,725

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
$190	4.000%, 9/01/23	No Opt. Call	N/R	$202,574
95	5.000%, 9/01/24	No Opt. Call	N/R	107,005
485	5.000%, 9/01/25	No Opt. Call	N/R	552,119
295	5.000%, 9/01/26	9/25 at 100.00	N/R	334,893
490	5.000%, 9/01/27	9/25 at 100.00	N/R	554,719
490	5.000%, 9/01/29	9/25 at 100.00	N/R	548,599

735	San Diego Tobacco Settlement Revenue Funding Corporation, California, Tobacco Settlement Bonds, Subordinate Series 2018C, 4.000%, 6/01/32	6/28 at 100.00	BBB	754,830

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	A–	410,238
400	5.000%, 8/01/24	No Opt. Call	A–	467,144
350	5.000%, 8/01/25	8/24 at 100.00	A–	407,389

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
5,500	0.000%, 8/01/23, 144A	8/21 at 91.48	N/R	4,563,955
750	0.000%, 8/01/26, 144A	8/21 at 79.08	N/R	535,762

1,255	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1 Rancho San Jacinto Phase 2, Series 2016, 5.000%, 9/01/30	9/26 at 100.00	N/R	1,405,650

250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	266,548

19,115	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 3.303%, 11/01/38 (3-Month LIBOR*67% reference rate + 1.47% spread) (5)	No Opt. Call	BBB+	17,708,709

125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	A1	134,840

100	Stockton-East Water District, California, Certificates of Participation, Series 2002A Refunding, 5.000%, 4/01/20 – FGIC Insured	5/19 at 100.00	Baa2	100,277

170	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	172,905

5,555	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	4/19 at 100.00	BB+	5,583,830

4,870	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37	4/19 at 100.00	B2	4,870,536

	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
250	5.000%, 9/01/26	9/25 at 100.00	N/R	284,123
225	5.000%, 9/01/28	9/25 at 100.00	N/R	253,872

3,265	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.000%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (6)	3,523,849

295	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	N/R	313,511

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$9,195	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	$10,117,902

	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
400	5.000%, 9/01/28	9/26 at 100.00	N/R	451,396
350	5.000%, 9/01/30	9/26 at 100.00	N/R	391,279
418,570	Total California			439,376,389

	Colorado – 3.3%

2,610	Adonea Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2018A, 4.500%, 12/01/28	12/23 at 103.00	N/R	2,543,967

2,655	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 4.375%, 12/01/28	12/23 at 103.00	N/R	2,709,481

500	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.875%, 10/01/26 – SYNCORA GTY Insured (ETM)	No Opt. Call	BBB (6)	601,210

515	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 4.000%, 12/01/27	12/22 at 103.00	N/R	516,700

2,100	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.000%, 12/01/37	12/22 at 103.00	N/R	2,154,201

415	Cathedral Pines Metropolitan District, El Paso County, Colorado, General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/26	No Opt. Call	Ba2	421,412

10,135	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	10,869,686

2,095	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 4.375%, 12/01/32	12/22 at 103.00	N/R	2,124,540

275	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013, 5.000%, 6/01/23	No Opt. Call	A+	304,997

2,410	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 4.625%, 10/01/27	No Opt. Call	N/R	2,405,807

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 4.125%, 7/01/26, 144A	7/25 at 100.00	BB	609,390

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009:
360	4.750%, 7/15/29	7/19 at 100.00	AA–	361,465
520	5.000%, 7/15/39	7/19 at 100.00	AA–	521,513

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36, 144A	11/21 at 100.00	BB+	507,955

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A+	555,175

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	AA–	$1,012,810

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
1,005	4.125%, 7/01/24, 144A	No Opt. Call	BB	1,020,889
500	5.125%, 7/01/34, 144A	7/24 at 100.00	BB	521,545

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Union Colony School Project, Series 2018, 5.000%, 4/01/38	4/28 at 100.00	Aa3	688,314

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
545	4.000%, 12/15/25	No Opt. Call	BBB–	568,331
1,160	5.000%, 12/15/28	12/25 at 100.00	BBB–	1,258,043

1,180	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016, 3.875%, 9/01/26, 144A	9/21 at 100.00	N/R	1,159,468

205	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014, 4.000%, 11/01/24	No Opt. Call	BB+	207,142

745	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	805,993

1,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 5.000%, 2/01/27, 144A	2/26 at 100.00	N/R	1,035,595

3,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.250%, 2/01/33	2/21 at 100.00	BBB+	3,312,624

3,680	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	3,952,872

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 5.250%, 1/01/37	1/22 at 100.00	N/R	1,038,750

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 5.625%, 6/01/22 (7)	No Opt. Call	N/R	657,640

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
2,000	5.000%, 12/01/25	12/22 at 100.00	A–	2,187,840
530	4.000%, 12/01/26	12/22 at 100.00	A–	552,546

535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	A–	575,318

3,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/25	No Opt. Call	BBB	4,011,498

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A:
400	5.000%, 5/15/27	No Opt. Call	BB+	459,744
250	5.250%, 5/15/28	5/27 at 100.00	BB+	290,065
2,275	5.250%, 5/15/30	5/27 at 100.00	BB+	2,600,825
550	5.250%, 5/15/32	5/27 at 100.00	BB+	621,643

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A:
$700	5.000%, 12/01/25, 144A	No Opt. Call	N/R	$716,247
750	5.500%, 12/01/30, 144A	12/25 at 100.00	N/R	775,695

500	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.625%, 12/01/32	12/23 at 103.00	N/R	538,225

630	Colorado International Center Metropolitan District 3, Aurora, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016, 4.625%, 12/01/31	12/21 at 103.00	N/R	629,068

	Colorado Science and Technology Park Metropolitan District No1, Special Revenue Improvement Bonds, Refunding Series 2018:
3,545	4.375%, 12/01/26	12/23 at 103.00	N/R	3,617,743
2,140	5.000%, 12/01/33	12/23 at 103.00	N/R	2,218,410

520	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	494,645

1,000	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	1,048,620

924	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.500%, 12/01/26	12/25 at 100.00	N/R	932,963

2,165	Cundall Farms Metropolitan District, In the City of Thornton, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 4.625%, 12/01/32	12/22 at 103.00	N/R	2,155,106

9,605	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	BB	10,308,950

1,360	Denver Gateway Center Metropolitan District, In the City and County of Denver, Colorado, General Obligation Limited Tax Bonds, Series 2018A, 5.500%, 12/01/38	12/23 at 103.00	N/R	1,412,401

375	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2009A, 6.250%, 12/01/33	12/19 at 100.00	BBB	383,756

485	Denver International Business Center Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2010, 5.000%, 12/01/30	12/20 at 100.00	BBB–	498,226

	Denver Urban Renewal Authority, Colorado, Tax increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A:
1,735	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,776,640
1,100	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,119,349

	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
200	5.000%, 12/01/19	No Opt. Call	N/R	203,252
430	5.000%, 12/01/20	No Opt. Call	N/R	446,968
850	5.000%, 12/01/24	12/22 at 100.00	N/R	905,191

	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
5,880	5.250%, 12/01/24	No Opt. Call	N/R	6,077,156
1,500	5.750%, 12/01/30	12/24 at 100.00	N/R	1,551,795
2,300	6.000%, 12/01/38	12/24 at 100.00	N/R	2,369,759

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$580	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 4.000%, 12/01/26	12/21 at 100.00	N/R	$571,317

950	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 4.500%, 12/01/32	12/22 at 103.00	N/R	945,155

1,575	Hawthorn Metropolitan District No 2, Jefferson County, Colorado, General Obligation, Refunding Series 2017A, 4.500%, 12/01/32	12/22 at 103.00	N/R	1,562,211

1,395	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.000%, 12/01/28	12/24 at 100.00	N/R	1,436,627

3,034	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 4.750%, 12/01/26	12/20 at 103.00	N/R	3,061,367

1,735	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017, 5.625%, 12/01/34	12/20 at 103.00	N/R	1,758,613

4,325	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	4,311,030

500	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A, 4.625%, 12/01/27	12/23 at 103.00	N/R	507,405

3,000	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	3,008,700

	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A:
1,675	4.000%, 12/01/25	12/21 at 103.00	N/R	1,688,350
1,500	4.375%, 12/01/33	12/21 at 103.00	N/R	1,506,270

740	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.000%, 12/01/26	12/25 at 100.00	N/R	751,448

1,245	North Park Metropolitan District 1, in the City of Broomfield, Colorado, Special Revenue Bonds, Series 2018A-1, 5.375%, 12/01/34	12/23 at 103.00	N/R	1,295,223

	North Park Metropolitan District 1, in the City of Broomfield, Colorado, Special Revenue Bonds, Series 2018A-2:
5,270	5.125%, 12/01/28	12/23 at 103.00	N/R	5,502,038
1,540	5.500%, 12/01/34	12/23 at 103.00	N/R	1,614,074

1,025	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	5/19 at 100.00	N/R	1,026,333

1,405	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax and Revenue Bonds, Series 2016, 4.375%, 12/01/31	12/21 at 103.00	N/R	1,385,442

1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45 – NPFG Insured	12/25 at 100.00	Baa2	1,096,620

1,180	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2017A, 5.000%, 12/01/46	12/25 at 100.00	A	1,289,410

1,565	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 4.500%, 12/01/30	12/21 at 103.00	N/R	1,568,020

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,245	Prairie Center Metropolitan District No 3, In the City of Brighton, Adams County, Colorado, Limited Property Tax Supported Primary Improvements Revenue Bonds, Refunding Series 2017A, 4.125%, 12/15/27, 144A	12/26 at 100.00	N/R	$3,291,144

3,000	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.125%, 12/01/25	12/20 at 103.00	N/R	3,160,410

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,195	6.125%, 11/15/23	No Opt. Call	A–	2,452,298
440	6.250%, 11/15/28	No Opt. Call	A–	558,285

	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
200	4.250%, 12/01/28	12/24 at 100.00	N/R	204,130
335	4.375%, 12/01/30	12/24 at 100.00	N/R	339,261

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
215	5.375%, 1/15/25	7/20 at 100.00	Baa3	217,982
2,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	2,592,400
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,027,800

555	Serenity Ridge Metropolitan District No 2, In the City of Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding and Improvement Bonds Series 2018A, 4.500%, 12/01/28	12/23 at 103.00	N/R	561,810

1,735	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 4.500%, 12/01/31	12/21 at 103.00	N/R	1,735,763

1,248	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 3.750%, 12/01/26	12/21 at 103.00	N/R	1,245,479

2,755	South Maryland Creek Ranch Metropolitan District, Summit County, Colorado, Limited Tax General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2018A, 5.350%, 12/01/33	12/23 at 103.00	N/R	2,773,706

	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
8,555	3.500%, 12/01/26	12/21 at 103.00	N/R	8,318,796
4,905	5.000%, 12/01/30	12/21 at 103.00	N/R	5,148,582

400	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1, 3.500%, 12/01/27	No Opt. Call	Ba1	400,708

500	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	513,985

500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A, 5.500%, 12/01/35	12/20 at 103.00	N/R	518,875

2,475	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2017A, 5.000%, 12/01/30	12/22 at 102.00	N/R	2,549,844

393	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	5/19 at 100.00	N/R	393,656

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Todd Creek Village Metropolitan District, Colorado, Water Activity Enterprise Revenue Bonds, Refunding Series 2018A:
$1,200	5.000%, 12/01/28	No Opt. Call	BBB	$1,392,768
1,350	5.250%, 12/01/33	12/28 at 100.00	BBB	1,555,268

	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019:
10,000	5.125%, 12/01/34	12/23 at 103.00	N/R	10,237,900
630	5.375%, 12/01/39	12/23 at 103.00	N/R	644,843
177,334	Total Colorado			183,648,505

	Connecticut – 0.4%

8,660	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (AMT)	5/19 at 100.00	Caa1	8,408,167

3,000	Connecticut State, General Obligation Bonds, Securities Industry & Financial Markets Association Index Series 2013A, 2.450%, 3/01/24 (SIFMA reference rate + 0.95% spread) (5)	No Opt. Call	A	3,016,740

10,000	Connecticut State, General Obligation Bonds, Securities Industry & Financial Markets Association Index Series 2015C, 3.370%, 6/15/24 (UB) (4)	No Opt. Call	A	10,202,700

2,235	Connecticut State, General Obligation Bonds, Series 2005B, 4.067%, 6/01/20 – AMBAC Insured	No Opt. Call	A	2,256,188
23,895	Total Connecticut			23,883,795

	Delaware – 0.1%

2,500	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	2,596,725

1,960	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, 6.250%, 9/01/25, 144A	3/25 at 100.00	N/R	2,075,209

830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21	No Opt. Call	BBB	875,658
5,290	Total Delaware			5,547,592

	District of Columbia – 0.2%

	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
645	4.125%, 7/01/27	7/24 at 103.00	N/R	662,744
270	5.000%, 7/01/32	7/24 at 103.00	N/R	289,381

725	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 5.000%, 7/01/23 (ETM)	No Opt. Call	N/R (6)	791,577

9,650	District of Columbia, Revenue Bonds, The Freedom Forum, Series 2002A, 6.250%, 8/01/37 – NPFG Insured	5/19 at 100.00	Baa2	9,650,000

1,255	District of Columbia, Revenue Bonds, The Methodist Home of the District of Columbia, Series 1999, 4.500%, 1/01/25	No Opt. Call	N/R	1,240,542
12,545	Total District of Columbia			12,634,244

	Florida – 8.7%

1,040	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.250%, 11/01/25	No Opt. Call	N/R	1,021,821

405	AH at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 5.500%, 11/01/25	No Opt. Call	N/R	424,841

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$28,635	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Healthcare Project, Series 2007A, 2.630%, 12/01/37 (3-Month LIBOR*67% reference rate + 0.87% spread) (5)	5/19 at 100.00	A3	$26,369,112

	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-A Series 2018A:
735	4.000%, 11/01/24	No Opt. Call	N/R	734,618
775	4.750%, 11/01/29	11/28 at 100.00	N/R	784,292

	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area 3-B Series 2018A:
690	4.375%, 11/01/24, 144A	No Opt. Call	N/R	696,376
860	4.750%, 11/01/29, 144A	No Opt. Call	N/R	872,479

	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area A-2 Series 2016:
165	4.250%, 11/01/21	No Opt. Call	N/R	165,554
670	5.500%, 11/01/30	11/26 at 100.00	N/R	681,169

725	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2018A-2, 4.625%, 5/01/28	No Opt. Call	N/R	733,859

	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A:
355	3.625%, 11/01/23, 144A	No Opt. Call	N/R	355,209
430	4.500%, 11/01/28, 144A	11/27 at 100.00	N/R	431,084

210	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017B, 5.250%, 11/01/29, 144A	No Opt. Call	N/R	212,323

210	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.000%, 5/01/28	No Opt. Call	N/R	211,275

600	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 5.375%, 5/01/28	No Opt. Call	N/R	603,000

75	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-2, 6.000%, 5/01/29	No Opt. Call	N/R	76,670

11,085	Ave Maria Stewardship Community District, Florida, Bond Anticipation Notes, Phase 3 Master Improvements Project, Series 2016, 4.625%, 11/01/21	11/19 at 100.00	N/R	11,093,092

725	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 3 Project, Series 2018, 4.900%, 5/01/29	No Opt. Call	N/R	727,218

990	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	1,052,815

	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 2B, Series 2018:
165	4.000%, 11/01/24, 144A	No Opt. Call	N/R	165,830
200	4.500%, 11/01/29, 144A	No Opt. Call	N/R	204,016

	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 3A, Series 2018:
590	4.000%, 11/01/24, 144A	No Opt. Call	N/R	591,209
1,165	4.500%, 11/01/29, 144A	No Opt. Call	N/R	1,179,970

	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Assessment Area 4, Series 2018:
140	4.000%, 11/01/24, 144A	No Opt. Call	N/R	140,231
175	4.500%, 11/01/29, 144A	No Opt. Call	N/R	177,245

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2015:
$435	4.250%, 11/01/21	No Opt. Call	N/R	$441,081
770	4.750%, 11/01/26	11/25 at 100.00	N/R	793,169
1,135	5.000%, 11/01/31	11/25 at 100.00	N/R	1,172,319

400	Babcock Ranch Community Independent Special District, Charlotte County, Florida, Special Assessment Bonds, Series 2018, 4.500%, 11/01/28, 144A	No Opt. Call	N/R	403,624

700	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	719,978

1,000	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.500%, 11/01/25	No Opt. Call	N/R	1,034,550

255	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 4.000%, 5/01/20	No Opt. Call	N/R	256,688

415	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2016, 3.625%, 9/01/26	9/23 at 100.00	BBB	419,295

	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016:
40	3.000%, 5/01/19	No Opt. Call	N/R	39,996
25	3.500%, 5/01/20	No Opt. Call	N/R	25,073
45	3.500%, 5/01/21	No Opt. Call	N/R	45,116
45	3.500%, 5/01/22	No Opt. Call	N/R	44,934
50	3.500%, 5/01/23	No Opt. Call	N/R	49,642
50	3.750%, 5/01/24	No Opt. Call	N/R	49,862
30	3.750%, 5/01/25	No Opt. Call	N/R	29,646

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
3,225	4.000%, 11/01/25	No Opt. Call	N/R	3,265,925
3,105	4.700%, 11/01/29	11/25 at 100.00	N/R	3,200,572

	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1:
485	4.250%, 11/01/24, 144A	No Opt. Call	N/R	489,884
600	4.750%, 11/01/29, 144A	No Opt. Call	N/R	614,088

825	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-2, 5.625%, 11/01/32, 144A	No Opt. Call	N/R	853,520

655	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	BBB	744,656

490	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2016, 3.750%, 11/01/31	11/26 at 100.00	BBB	504,994

	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Refunding Series 2014:
1,125	3.875%, 5/01/24	No Opt. Call	A2	1,208,419
1,165	4.000%, 5/01/25	5/24 at 100.00	A2	1,251,664
1,220	4.125%, 5/01/26	5/24 at 100.00	A2	1,313,306
1,070	4.250%, 5/01/27	5/24 at 100.00	A2	1,153,663

755	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 4.750%, 11/01/27	No Opt. Call	N/R	772,607

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$500	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.100%, 5/01/26	No Opt. Call	N/R	$506,120

	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009:
3,595	6.500%, 11/01/29	11/19 at 100.00	BB+	3,656,510
3,000	6.750%, 11/01/39	11/19 at 100.00	BB+	3,049,230

750	Brookstone Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2018, 4.625%, 11/01/28, 144A	No Opt. Call	N/R	757,147

2,300	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (AMT)	5/19 at 100.00	Caa1	2,300,920

	Bullfrog Creek Community Development District, Florida, Hillsborough County, Special Assessment Bonds, Series 2017:
165	4.000%, 11/01/22	No Opt. Call	N/R	166,073
250	4.750%, 11/01/28	11/27 at 100.00	N/R	254,258

	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015:
230	3.750%, 7/01/19, 144A	No Opt. Call	N/R	230,242
500	4.000%, 7/01/20, 144A	No Opt. Call	N/R	503,065
580	4.250%, 7/01/21, 144A	No Opt. Call	N/R	588,416
550	4.500%, 7/01/22, 144A	No Opt. Call	N/R	564,674
1,230	4.750%, 7/01/24, 144A	No Opt. Call	N/R	1,282,669

735	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 6.500%, 1/01/24 (7)	1/21 at 103.00	N/R	514,500

280	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (7)	5/19 at 100.00	N/R	266,000

6,430	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	6,623,864

900	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018, 5.900%, 8/15/28, 144A	No Opt. Call	N/R	914,814

515	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018, 6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	521,922

2,490	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A, 4.750%, 7/01/27, 144A	No Opt. Call	BB	2,518,635

	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018:
6,985	7.000%, 6/01/28, 144A	No Opt. Call	N/R	7,416,673
14,560	7.250%, 6/01/33, 144A	6/28 at 100.00	N/R	15,482,230

1,755	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 4.375%, 6/15/27, 144A	No Opt. Call	N/R	1,737,608

665	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 4.000%, 10/15/29, 144A	10/27 at 100.00	Ba2	654,872

	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017:
1,645	5.000%, 8/01/27, 144A	8/24 at 103.00	N/R	1,673,179
490	5.375%, 8/01/32, 144A	8/24 at 103.00	N/R	500,682

850	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015, 5.125%, 11/01/29	11/26 at 100.00	N/R	871,590

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
$900	4.750%, 5/01/24	No Opt. Call	N/R	$923,652
1,775	5.000%, 5/01/34	5/24 at 100.00	N/R	1,805,974

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017:
380	4.000%, 5/01/22, 144A	No Opt. Call	N/R	385,153
1,400	5.000%, 5/01/32, 144A	5/27 at 100.00	N/R	1,482,474

	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016:
375	4.125%, 12/15/27	12/26 at 100.00	N/R	372,679
500	4.500%, 12/15/32	12/26 at 100.00	N/R	507,960

	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Expansion Area Project, Series 2019:
230	3.625%, 6/15/24, 144A	No Opt. Call	N/R	231,886
300	4.000%, 6/15/29, 144A	No Opt. Call	N/R	304,641

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
3,845	4.500%, 6/01/23	No Opt. Call	BBB–	3,973,038
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	530,815
1,000	5.625%, 6/01/33	6/23 at 100.00	BBB–	1,064,460

810	Collier County Industrial Development Authority, Facilities Revenue Bonds, Colorado, Gulf Coast Charter Academy, Series 2017A, 4.100%, 12/01/27, 144A	No Opt. Call	N/R	814,074

4,710	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24, 144A	No Opt. Call	N/R	4,729,499

430	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.125%, 5/01/26	No Opt. Call	N/R	431,699

185	Connerton West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2 Phase 2, 4.625%, 5/01/28	No Opt. Call	N/R	186,171

	Copper Creek Community Development District, Port Saint Lucie, Florida, Special Assessment Bonds, Series 2019:
220	3.875%, 11/01/24, 144A	No Opt. Call	N/R	222,088
270	4.000%, 11/01/29, 144A	No Opt. Call	N/R	274,136

2,075	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016, 4.250%, 11/01/27	No Opt. Call	N/R	2,092,907

	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
1,280	3.750%, 11/01/23, 144A	No Opt. Call	N/R	1,282,957
1,400	4.500%, 11/01/28, 144A	No Opt. Call	N/R	1,421,714

630	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1, 4.625%, 11/01/27	No Opt. Call	N/R	641,592

	Cross Creek North Community Development District, Clay County, Florida, Special Assessment Bonds, Series 2018:
530	4.375%, 11/01/24, 144A	No Opt. Call	N/R	535,666
795	4.750%, 11/01/29, 144A	No Opt. Call	N/R	811,385

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,105	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 4.000%, 5/01/24	No Opt. Call	BBB	$2,209,661

800	Cypress Creek Community Development District, Hillborough County, Florida, Capital Improvement Bonds, Subordinate Lien, Series 2017A, 6.000%, 5/01/29	5/19 at 101.00	N/R	800,552

	Downden West Community Development District, Florida, Revenue Bonds Series 2018:
385	4.350%, 5/01/23, 144A	No Opt. Call	N/R	388,219
720	4.850%, 5/01/29, 144A	No Opt. Call	N/R	737,676

3,395	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area One, Series 2018A, 4.600%, 5/01/28, 144A	No Opt. Call	N/R	3,423,382

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area Two, Series 2018:
600	3.875%, 12/15/23, 144A	No Opt. Call	N/R	602,874
1,160	4.250%, 12/15/28, 144A	No Opt. Call	N/R	1,166,821

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
770	4.500%, 5/01/25	No Opt. Call	N/R	785,854
1,450	4.625%, 5/01/26	No Opt. Call	N/R	1,484,814

2,575	Durbin Crossing Community Development District, Florida, Special Assessment Bonds, Senior Refunding Series 2017A-1, 5.000%, 5/01/32 – AGM Insured	5/27 at 100.00	AA	2,962,692

345	East Bonita Beach Road Community Development District, Bonita Springs, Florida, Special Assessment Bonds, Area 1 Series 2018, 4.375%, 11/01/29, 144A	11/28 at 100.00	N/R	349,602

2,750	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.250%, 5/01/25	5/22 at 100.00	N/R	2,809,675

1,250	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 4.125%, 11/01/23	No Opt. Call	N/R	1,274,100

	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2019:
215	3.750%, 11/01/24	No Opt. Call	N/R	217,453
280	4.125%, 11/01/29	No Opt. Call	N/R	286,754

	East Nassau Stewardship District, Florida, Special Assessment Revenue Bonds, Series 2018:
455	4.250%, 5/01/24	No Opt. Call	N/R	459,009
575	4.600%, 5/01/29	No Opt. Call	N/R	587,937

	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-1:
895	4.500%, 11/01/23, 144A	No Opt. Call	N/R	904,863
1,690	5.000%, 11/01/29, 144A	No Opt. Call	N/R	1,725,270

1,000	Epperson North Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Series 2018A-2, 5.600%, 11/01/29, 144A	No Opt. Call	N/R	1,020,850

750	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/28	11/27 at 100.00	N/R	757,267

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$970	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.250%, 11/01/29	No Opt. Call	N/R	$971,513

	Epperson Ranch Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2018A:
500	4.250%, 5/01/24, 144A	No Opt. Call	N/R	503,080
775	5.500%, 11/01/29, 144A	No Opt. Call	N/R	791,236
280	5.000%, 5/01/30, 144A	5/29 at 100.00	N/R	285,550

325	Escambia County Health Facilities Authority, Florida, Health Facility Revenue Bonds, Baptist Hospital, Inc. Project, Series 2010A, 5.750%, 8/15/29	8/20 at 100.00	A3	340,902

1,000	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	1,113,310

290	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	292,448

785	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	783,736

4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31	12/21 at 101.00	N/R	4,303,240

300	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	306,345

285	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory incorporated Project, Series 2018A, 5.000%, 6/15/28, 144A	6/26 at 100.00	N/R	286,348

1,635	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	1,679,456

1,070	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.000%, 7/01/27, 144A	No Opt. Call	N/R	1,072,065

4,040	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C, 5.150%, 7/01/27, 144A	No Opt. Call	N/R	4,055,837

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
2,550	5.125%, 6/15/26, 144A	No Opt. Call	N/R	2,655,136
5,205	4.000%, 7/15/26, 144A	No Opt. Call	N/R	5,237,635

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
330	5.000%, 6/15/24, 144A	No Opt. Call	N/R	327,294
3,750	5.625%, 6/15/29, 144A	6/24 at 100.00	N/R	3,758,850

2,395	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School income Projects, Series 2015A, 5.000%, 6/15/25, 144A	No Opt. Call	N/R	2,464,263

770	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB	796,896

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$5,855	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 6.375%, 12/15/25	6/23 at 100.00	N/R	$6,331,129

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A:
1,750	5.750%, 6/15/29	6/24 at 100.00	N/R	1,876,315
1,510	6.000%, 6/15/34	6/24 at 100.00	N/R	1,616,802

380	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A, 6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	385,996

14,100	Florida Development Finance Corporation, Healthcare Facilities Revenue Bonds, UF Health – Jacksonville Project, Series 2013A, 6.000%, 2/01/33	8/23 at 100.00	Baa3	15,533,547

6,810	Florida Development Finance Corporation, Student Housing Revenue Bonds, Midtown Campus Properties LLC Project, Series 2019, 6.875%, 12/01/38, 144A	12/23 at 105.00	N/R	6,757,359

2,190	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1, 4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	2,304,121

	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A:
1,250	5.000%, 10/01/25	No Opt. Call	BBB+	1,453,162
2,000	5.000%, 10/01/26	10/25 at 100.00	BBB+	2,311,200

715	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016, 4.350%, 11/01/27	11/26 at 100.00	N/R	721,156

1,015	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	1,100,554

530	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	535,104

525	Forest Brooke Community Development District, Florida, Special Assessment Bonds, Series 2017, 4.500%, 12/15/27	No Opt. Call	N/R	530,796

460	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	475,953

85	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	5/19 at 100.00	N/R	85,116

625	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 4.000%, 5/01/25	5/24 at 100.00	N/R	616,031

710	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 4.000%, 5/01/25	5/24 at 100.00	N/R	699,811

840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	856,355

1,310	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%, 5/01/28	5/24 at 100.00	N/R	1,350,073

1,670	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 5.875%, 5/01/28	5/24 at 100.00	N/R	1,788,052

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$930	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A, 5.000%, 11/01/28	No Opt. Call	N/R	$951,948

110	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 1 Project, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	109,918

	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016:
550	3.875%, 5/01/26	No Opt. Call	N/R	546,601
270	4.500%, 5/01/36	5/26 at 100.00	N/R	271,723

4,200	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.000%, 5/01/25	5/24 at 100.00	N/R	4,296,516

	Harmony West Community Development District, Osceloa County, Florida, Special Assessment Revenue Bonds, Assessment Area One, Series 2018:
370	4.125%, 5/01/24, 144A	No Opt. Call	N/R	372,113
455	4.750%, 5/01/29, 144A	No Opt. Call	N/R	460,819

	Heights Community Development District, Florida, Tax increment & Special Assessment Revenue Bonds, Series 2017:
1,510	3.500%, 1/01/24	No Opt. Call	N/R	1,511,344
1,740	4.000%, 1/01/28	1/27 at 100.00	N/R	1,734,832

655	Heights Community Development District, Florida, Tax increment & Special Assessment Revenue Bonds, Series 2018, 4.500%, 1/01/28	No Opt. Call	N/R	668,853

310	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 4.625%, 11/01/24	No Opt. Call	N/R	317,459

695	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.000%, 5/01/27 – AGM Insured	No Opt. Call	AA	807,771

590	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Four, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	595,422

420	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	423,860

	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1:
365	4.125%, 11/01/24, 144A	No Opt. Call	N/R	367,708
450	4.500%, 11/01/29, 144A	No Opt. Call	N/R	454,491

535	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	550,970

	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 4B/C Project, Series 2017:
280	3.500%, 11/01/23	No Opt. Call	N/R	279,992
390	4.125%, 11/01/28	11/27 at 100.00	N/R	388,920

300	Highlands Community Development District, Hillborough County, Florida, Special Assessment Bonds, Assessment Area 3A Project, Series 2016, 4.000%, 5/01/23	No Opt. Call	N/R	301,470

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Highlands Community Development District, Hillborough County, Florida, Special Assessment Bonds, Assessment Area 4 Project, Series 2018:
$295	4.250%, 6/15/24, 144A	No Opt. Call	N/R	$296,873
360	4.750%, 6/15/29, 144A	No Opt. Call	N/R	367,153

250	Hunter’s Ridge Community Development District 1, Flagler County, Florida, Special Assessment Bonds, Assessment Area 1, Series 2019, 4.250%, 11/01/29, 144A	No Opt. Call	N/R	253,703

88	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Expanded Area Project, Series 2014, 4.750%, 5/01/25	5/24 at 100.00	N/R	90,039

	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013:
380	2.875%, 5/01/19	No Opt. Call	A–	380,445
390	3.000%, 5/01/20	No Opt. Call	A–	396,029
405	3.250%, 5/01/21	No Opt. Call	A–	417,162

795	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	804,437

275	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	274,797

220	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	221,496

490	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.000%, 5/01/26	No Opt. Call	N/R	494,704

685	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2017, 4.000%, 5/01/27	No Opt. Call	N/R	682,644

1,505	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/25	No Opt. Call	N/R	1,539,765

95	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	98,791

3,445	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	3,608,569

650	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.750%, 5/01/25	No Opt. Call	N/R	658,196

	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2018:
365	4.000%, 5/01/23	No Opt. Call	N/R	365,358
550	4.600%, 5/01/28	No Opt. Call	N/R	552,304

	Lakeside Preserve Community Development District, Lakeland, Florida, Special Assessment Bonds, Series 2019:
305	3.875%, 5/01/24 (WI/DD, Settling 4/16/19)	No Opt. Call	N/R	305,256
375	4.250%, 5/01/29 (WI/DD, Settling 4/16/19)	No Opt. Call	N/R	375,750

515	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 4.300%, 5/01/27, 144A	No Opt. Call	N/R	522,787

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Isles Lakewood Ranch Project, Series 2019:
230	3.500%, 5/01/24 (WI/DD, Settling 4/08/19)	No Opt. Call	N/R	230,398
275	3.875%, 5/01/29 (WI/DD, Settling 4/08/19)	No Opt. Call	N/R	276,425

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
$600	4.250%, 5/01/25	No Opt. Call	N/R	$609,072
710	4.875%, 5/01/35	5/25 at 100.00	N/R	724,761

1,475	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	1,499,573

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Northeast Sector Project, Phase 1A, Series 2018:
355	3.900%, 5/01/23	No Opt. Call	N/R	357,283
535	4.250%, 5/01/28	No Opt. Call	N/R	539,585

560	Landings at Miami Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2018, 4.125%, 11/01/28, 144A	No Opt. Call	N/R	560,157

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
5,605	5.250%, 6/15/27	5/19 at 100.00	BB–	5,605,897
5,000	5.375%, 6/15/37	5/19 at 100.00	BB–	4,905,700

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Preserve Project, Series 2017A:
325	5.000%, 12/01/27, 144A	12/22 at 105.00	N/R	330,694
210	5.375%, 12/01/32, 144A	12/22 at 105.00	N/R	214,135

855	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	898,366

10,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25 (AMT), 144A	6/20 at 100.00	Baa2	10,190,000

	Mediterranean South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
290	4.000%, 5/01/19	No Opt. Call	A	290,545
305	4.200%, 5/01/20	No Opt. Call	A	313,025

	Mediterranean Community Development District, Riviera Beach, Florida, Special Assessment Bonds, Area 2 Project, Refunding & Improvement Series 2017:
525	3.500%, 5/01/23	No Opt. Call	N/R	525,583
900	4.250%, 5/01/29	5/28 at 100.00	N/R	910,125

2,325	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.250%, 7/01/27, 144A	No Opt. Call	N/R	2,327,883

335	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/24	No Opt. Call	BBB+	385,146

	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017:
1,000	5.000%, 7/01/28	7/27 at 100.00	BBB	1,132,640
1,000	5.000%, 7/01/29	7/27 at 100.00	BBB	1,125,020
1,315	5.000%, 7/01/30	7/27 at 100.00	BBB	1,468,908
1,605	5.000%, 7/01/31	7/27 at 100.00	BBB	1,785,530
695	5.000%, 7/01/32	7/27 at 100.00	BBB	769,921

	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
2,650	4.000%, 11/01/23	No Opt. Call	N/R	2,694,387
3,145	4.750%, 11/01/27	No Opt. Call	N/R	3,272,247

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pine crest Academy Project, Series 2014, 5.000%, 9/15/24	No Opt. Call	BBB	$807,300

900	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 5.000%, 9/15/25, 144A	No Opt. Call	N/R	924,435

1,000	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral Academy, Series 2018, 5.000%, 1/15/32	1/28 at 100.00	BBB–	1,094,350

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
4,000	4.250%, 5/01/24	5/23 at 100.00	N/R	4,136,160
2,630	5.000%, 5/01/29	5/23 at 100.00	N/R	2,765,445

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A:
2,675	4.250%, 5/01/24	5/23 at 100.00	N/R	2,766,057
4,500	5.000%, 5/01/29	5/23 at 100.00	N/R	4,731,750
2,010	5.000%, 5/01/37	5/23 at 100.00	N/R	2,097,234

1,605	Mirada Community Development District, Florida, Capital Improvement Bonds, Assessment Area 2 Series 2018A-2, 5.375%, 11/01/29	No Opt. Call	N/R	1,621,836

290	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	299,184

3,105	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/28	5/25 at 100.00	N/R	3,268,540

905	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	932,630

	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2018:
250	4.000%, 11/01/23, 144A	No Opt. Call	N/R	251,120
535	4.625%, 11/01/29, 144A	11/28 at 100.00	N/R	539,885

	North Boulevard Community Development District, Haines, Polk County, Florida, Special Assessment Bonds, Series 2019:
205	4.250%, 11/01/24	No Opt. Call	N/R	207,273
440	4.750%, 11/01/29	No Opt. Call	N/R	451,924

	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Area C, Series 2017:
1,525	3.500%, 5/01/23	No Opt. Call	N/R	1,523,826
1,850	4.000%, 5/01/28	No Opt. Call	N/R	1,841,582

	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Bay Unit Area, Series 2018:
1,200	3.875%, 5/01/23, 144A	No Opt. Call	N/R	1,202,544
1,465	4.250%, 5/01/28, 144A	No Opt. Call	N/R	1,480,690

2,500	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014, 4.500%, 8/01/24	No Opt. Call	N/R	2,580,725

3,145	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 4.650%, 8/01/25	No Opt. Call	N/R	3,270,202

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2018A:
$865	4.500%, 8/01/24	No Opt. Call	N/R	$876,738
1,100	4.875%, 8/01/29	No Opt. Call	N/R	1,131,724

375	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	376,238

500	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012, 4.500%, 6/01/27	6/21 at 100.00	A–	520,045

935	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 4.500%, 5/01/25	No Opt. Call	N/R	949,820

775	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace Community Inc., Series 2015C, 5.000%, 5/15/27	5/25 at 100.00	BBB	849,725

2,560	Palm Beach County, Florida, First Mortgage Revenue Bonds, Tuscan Gardens of Delray Beach Project, Series 2018A, 4.750%, 10/01/47 (Mandatory Put 10/01/29)	10/23 at 103.00	N/R	2,508,800

1,120	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 2017, 4.000%, 5/01/27	No Opt. Call	BBB–	1,151,002

255	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	257,313

205	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	205,064

570	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.375%, 5/01/30	5/27 at 100.00	N/R	594,538

630	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	638,014

	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A:
435	4.000%, 5/01/20	No Opt. Call	N/R	438,902
3,815	5.000%, 5/01/25	No Opt. Call	N/R	4,000,752

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
145	3.500%, 5/01/19	No Opt. Call	N/R	145,017
995	4.250%, 5/01/25	No Opt. Call	N/R	998,672

975	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 4.375%, 11/01/28	11/26 at 100.00	N/R	982,176

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017:
460	3.500%, 11/01/22, 144A	No Opt. Call	N/R	461,205
1,040	4.250%, 11/01/28, 144A	11/27 at 100.00	N/R	1,047,010

775	Rivers Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2018A-2, 4.375%, 5/01/28	No Opt. Call	N/R	782,362

435	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.125%, 5/01/26	No Opt. Call	N/R	426,518

	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
815	4.500%, 11/01/22	No Opt. Call	N/R	831,471
1,885	5.250%, 11/01/28	11/27 at 100.00	N/R	2,015,687

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2018:
$370	4.375%, 11/01/23, 144A	No Opt. Call	N/R	$376,175
640	4.875%, 11/01/28, 144A	No Opt. Call	N/R	664,454

260	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	287,763

265	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 4.000%, 11/01/22	No Opt. Call	N/R	267,282

	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017:
205	3.500%, 11/01/22, 144A	No Opt. Call	N/R	205,412
500	4.250%, 11/01/28, 144A	11/27 at 100.00	N/R	503,475

2,000	Saint Johns County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Westminster Pines, Series 2017A, 4.125%, 8/01/47 (Mandatory Put 8/01/24)	8/22 at 101.00	N/R	1,998,480

1,340	Seminole County Industrial Development Authority, Florida, Revenue Bonds, Legacy Pointe at UCF Project, Anticipation Notes Series 2016A, 10.000%, 12/28/21, 144A	4/19 at 100.00	N/R	1,655,637

	Shell Point Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Refunding Series 2019:
400	4.000%, 11/01/24, 144A	No Opt. Call	N/R	401,064
745	4.500%, 11/01/29, 144A	No Opt. Call	N/R	751,355

	Sherwood Manor Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Area One, Series 2018:
250	4.000%, 11/01/23, 144A	No Opt. Call	N/R	251,603
540	4.625%, 11/01/29, 144A	No Opt. Call	N/R	544,190

	Shingle Creek Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2015:
640	3.625%, 11/01/20	No Opt. Call	N/R	642,131
2,000	4.500%, 11/01/25	No Opt. Call	N/R	2,042,080

385	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1A, Series 2018A-1, 5.000%, 11/01/28, 144A	No Opt. Call	N/R	391,322

120	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/27, 144A	No Opt. Call	N/R	122,582

485	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 4.375%, 5/01/25	5/24 at 101.00	N/R	487,808

	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Phase 2, Series 2017A:
925	3.625%, 11/01/23	No Opt. Call	N/R	929,745
1,125	4.500%, 11/01/28	11/27 at 100.00	N/R	1,136,576

640	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016, 4.750%, 11/01/28	11/27 at 100.00	N/R	653,267

	Solterra Resort Community Development District, Polk County, Florida, Special Assessment Bonds, Series 2018:
610	4.000%, 5/01/23	No Opt. Call	N/R	614,971
1,145	4.750%, 5/01/29	No Opt. Call	N/R	1,170,923

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/29	5/27 at 100.00	N/R	$1,039,440

	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2018:
480	4.000%, 5/01/24	No Opt. Call	N/R	482,957
595	4.625%, 5/01/29	5/28 at 100.00	N/R	606,537

355	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2, 4.350%, 5/01/26	No Opt. Call	N/R	358,568

1,925	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24, 144A	No Opt. Call	BBB+	2,167,916

	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019:
350	3.750%, 5/01/24	No Opt. Call	N/R	351,124
430	4.375%, 5/01/29	No Opt. Call	N/R	436,773

595	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	608,875

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
700	3.750%, 11/01/22, 144A	No Opt. Call	N/R	704,494
1,290	4.500%, 11/01/28, 144A	11/27 at 100.00	N/R	1,319,451

1,180	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/25	5/23 at 100.00	N/R	1,192,815

	Stoneybrook South at Championsgate Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Parcel K Assessment Area, Series 2017:
330	3.500%, 12/15/23	No Opt. Call	N/R	330,158
550	4.000%, 12/15/28	No Opt. Call	N/R	549,533

660	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	714,681

460	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	N/R	458,464

720	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	721,202

730	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	5/19 at 101.00	N/R	737,271

1,655	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	1,737,469

	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2015:
345	4.000%, 11/01/20	No Opt. Call	N/R	349,306
1,215	4.500%, 11/01/26	11/25 at 100.00	N/R	1,242,666

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-1:
$295	4.000%, 11/01/23, 144A	No Opt. Call	N/R	$296,918
450	5.000%, 11/01/29, 144A	11/28 at 100.00	N/R	463,424

290	Summer Woods Community Development District, Manatee County, Florida, Special Assessment Bonds, Area 1 Project, Series 2018A-2, 5.375%, 11/01/29, 144A	No Opt. Call	N/R	299,080

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	A–	566,035

560	Talis Park Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2013, 4.250%, 11/01/24	11/23 at 100.00	N/R	575,730

390	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	401,029

	Timber Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018:
265	4.125%, 11/01/24, 144A	No Opt. Call	N/R	266,129
405	4.625%, 11/01/29, 144A	No Opt. Call	N/R	410,905

	Tolomato Community Development District, Florida, Special Assessment Bonds, Expansion Parcel Project, Series 2018:
135	3.850%, 5/01/23, 144A	No Opt. Call	N/R	135,190
210	4.350%, 5/01/28, 144A	No Opt. Call	N/R	210,888

1,800	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Senior Lien Series 2018A-2, 5.200%, 5/01/28, 144A	No Opt. Call	N/R	1,850,688

1,070	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2018B-2, 4.625%, 5/01/28	No Opt. Call	N/R	1,079,181

6,330	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/19 at 100.00	N/R	6,336,773

1,145	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27	11/26 at 102.00	N/R	1,248,313

	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 2B Project, Series 2018:
110	4.000%, 5/01/23	No Opt. Call	N/R	110,954
295	5.000%, 5/01/28	No Opt. Call	N/R	302,292

	Towne Park Community Development District, Florida, Special Assessment Bonds, Area 3A Project, Series 2018:
650	4.000%, 5/01/23	No Opt. Call	N/R	655,616
1,000	5.000%, 5/01/28	No Opt. Call	N/R	1,024,780

205	Towne Park Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 11/01/28	11/26 at 100.00	N/R	207,325

1,125	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.000%, 10/01/27	No Opt. Call	N/R	1,126,879

	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016A-1:
165	4.250%, 11/01/20	No Opt. Call	N/R	166,564
250	5.000%, 11/01/26	No Opt. Call	N/R	260,243

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$420	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Assessment Area One – Phase 2 Project, Series 2018, 4.750%, 11/01/29, 144A	No Opt. Call	N/R	$431,399

615	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	634,120

	Trout Creek Community Development District, Saint Johns County, Florida, Capital Improvement Revenue Bonds, Series 2018:
250	4.500%, 5/01/23	No Opt. Call	N/R	252,653
400	5.000%, 5/01/28	No Opt. Call	N/R	411,880

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels A, B & C, Series 2018:
250	4.000%, 11/01/24	No Opt. Call	N/R	251,940
500	4.500%, 11/01/29	No Opt. Call	N/R	509,325

1,430	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Northwest Assessment Area Parcels D, E & F, Series 2017, 4.125%, 11/01/28, 144A	11/27 at 100.00	N/R	1,431,330

530	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	537,902

250	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 4.250%, 11/01/21	No Opt. Call	N/R	253,728

440	Turtle Run Community Development District, Florida, Special Assessment Benefit Tax Bonds, Series 2017-2, 4.000%, 5/01/28	No Opt. Call	A2	450,344

	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1:
1,545	5.000%, 11/01/23	No Opt. Call	N/R	1,556,448
2,005	5.750%, 11/01/28	No Opt. Call	N/R	2,067,616

	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2:
700	5.000%, 11/01/23	No Opt. Call	N/R	705,159
1,675	6.000%, 11/01/31	No Opt. Call	N/R	1,745,668

260	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.200%, 5/01/26	No Opt. Call	N/R	260,348

350	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 4.750%, 11/01/27	No Opt. Call	N/R	358,519

1,000	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.000%, 11/01/27, 144A	No Opt. Call	N/R	1,009,930

350	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-2, 5.500%, 11/01/29, 144A	No Opt. Call	N/R	357,049

450	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2017A-3, 5.750%, 11/01/29, 144A	5/19 at 101.00	N/R	449,996

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$505	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	$566,686

	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area One-Gardens East Project, Series 2018A:
325	4.000%, 11/01/24	No Opt. Call	N/R	326,303
305	4.000%, 11/01/24	No Opt. Call	N/R	306,220
390	4.500%, 11/01/29	No Opt. Call	N/R	396,985
375	4.500%, 11/01/29	No Opt. Call	N/R	381,724

405	Veranda Community Development District II, Florida, Special Assessment Revenue Bonds, Assessment Area Three, Four and Five, Series 2018B, 5.875%, 11/01/32	12/19 at 101.00	N/R	409,074

585	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod A Project, Series 2017, 4.250%, 11/01/28	11/27 at 100.00	N/R	581,794

460	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod B Project, Series 2017, 4.250%, 11/01/28	11/27 at 100.00	N/R	457,479

680	Verano 2 Community Development District, Florida, Special Assessment Revenue Bonds, District 2 Pod C Project, Series 2017, 4.500%, 11/01/28	11/27 at 100.00	N/R	678,926

855	Village Community Development District 10, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2012, 4.500%, 5/01/23	5/22 at 100.00	N/R	900,443

1,590	Villages of Glen Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2018A-2, 5.500%, 11/01/29, 144A	No Opt. Call	N/R	1,612,848

1,780	Waterset Central Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2018, 4.625%, 11/01/29, 144A	11/28 at 100.00	N/R	1,796,465

1,465	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,520,670

1,910	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 1, Series 2017, 3.500%, 5/01/22	No Opt. Call	N/R	1,891,798

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 3, Refunding Series 2017:
1,825	3.500%, 5/01/22	No Opt. Call	N/R	1,814,944
3,555	4.000%, 5/01/27	No Opt. Call	N/R	3,516,215

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 4, Series 2016:
1,000	4.250%, 11/01/26	No Opt. Call	N/R	1,006,200
210	4.625%, 11/01/31	11/26 at 100.00	N/R	210,993

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 7 Master Infrastructure, Series 2019:
500	4.000%, 5/01/24 (WI/DD, Settling 4/15/19), 144A	No Opt. Call	N/R	500,000
1,000	4.250%, 5/01/29 (WI/DD, Settling 4/15/19), 144A	No Opt. Call	N/R	1,000,000

	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
520	3.500%, 11/01/23, 144A	No Opt. Call	N/R	519,334
725	4.000%, 11/01/28, 144A	11/27 at 100.00	N/R	723,840

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Willow Walk Community Development District, Florida, Special Assessment Revenue Bonds, North Parcel Area Project, Series 2017:
$220	3.500%, 5/01/23	No Opt. Call	N/R	$220,312
330	4.000%, 5/01/28	No Opt. Call	N/R	329,492

	Willows Community Development District, Florida, Special Assessment Bonds, Series 2019:
425	3.875%, 5/01/24 (WI/DD, Settling 4/10/19)	No Opt. Call	N/R	425,697
510	4.370%, 5/01/29 (WI/DD, Settling 4/10/19)	No Opt. Call	N/R	511,709

	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015:
135	4.000%, 11/01/20	No Opt. Call	N/R	135,942
400	4.375%, 11/01/25	No Opt. Call	N/R	413,036

	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2019:
135	3.750%, 11/01/24	No Opt. Call	N/R	136,052
185	4.250%, 11/01/29	No Opt. Call	N/R	187,670

320	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	325,642

1,005	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.125%, 11/01/27	No Opt. Call	N/R	1,019,864

560	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016, 4.375%, 5/01/26	No Opt. Call	N/R	562,929

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
270	4.000%, 5/01/22	No Opt. Call	N/R	271,099
905	5.000%, 5/01/29	5/28 at 100.00	N/R	922,068

	Zephyr Lakes Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2019:
525	4.375%, 11/01/24, 144A	No Opt. Call	N/R	530,749
660	4.750%, 11/01/29, 144A	No Opt. Call	N/R	676,480
467,478	Total Florida			478,206,635

	Georgia – 0.9%

	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
2,455	6.000%, 1/01/23	No Opt. Call	N/R	2,489,640
3,000	6.500%, 1/01/29	1/28 at 100.00	N/R	3,063,180
2,540	6.750%, 1/01/35	1/28 at 100.00	N/R	2,571,547

	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, Kennesaw State University Real Estate Foundations Projects, Refunding Series 2014C:
985	5.000%, 7/15/22	No Opt. Call	Baa2	1,063,495
1,040	5.000%, 7/15/23	No Opt. Call	Baa2	1,142,981
750	5.000%, 7/15/24	No Opt. Call	Baa2	837,135
1,000	5.000%, 7/15/26	7/24 at 100.00	Baa2	1,112,270
1,000	5.000%, 7/15/27	7/24 at 100.00	Baa2	1,109,520
1,000	5.000%, 7/15/29	7/24 at 100.00	Baa2	1,101,560

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	$930,565

560	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	569,878

2,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc. Project, Refunding Series 2016, 5.000%, 7/01/31	7/23 at 103.00	BBB	2,163,940

700	Gainesville and Hall County Development Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	BBB–	762,776

376	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	413,717

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
451	5.500%, 7/15/23	7/21 at 100.00	N/R	451,740
958	5.500%, 7/15/30	7/21 at 100.00	N/R	960,345
1,052	5.500%, 1/15/36	7/21 at 100.00	N/R	1,054,514

500	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.000%, 6/15/27, 144A	No Opt. Call	N/R	508,375

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
330	5.000%, 3/15/21	No Opt. Call	A–	348,015
830	5.000%, 3/15/22	No Opt. Call	A–	897,247

	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A:
5,000	5.000%, 5/15/33	5/29 at 100.00	A3	5,742,450
3,280	5.000%, 5/15/34	5/29 at 100.00	A3	3,752,517
2,000	5.000%, 5/15/35	No Opt. Call	A3	2,384,740
2,000	5.000%, 5/15/36	No Opt. Call	A3	2,385,560

125	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/19	No Opt. Call	Baa1	126,852

12,235	Rockdale County Development Authority, Georgia, Revenue Bonds, Pratt Paper, LLC Project, Refunding Series 2018, 4.000%, 1/01/38 (AMT), 144A	1/28 at 100.00	N/R	12,415,099
47,047	Total Georgia			50,359,658

	Guam – 0.8%

	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
4,825	5.000%, 11/15/27	11/25 at 100.00	BB	5,416,593
4,305	5.000%, 11/15/33	11/25 at 100.00	BB	4,683,711

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,000	5.000%, 1/01/31	1/22 at 100.00	BB	1,042,990
1,875	5.250%, 1/01/36	1/22 at 100.00	BB	1,953,862
3,530	5.125%, 1/01/42	1/22 at 100.00	BB	3,650,620

	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A:
3,000	6.625%, 12/01/30	12/20 at 100.00	B+	3,079,080
895	6.875%, 12/01/40	12/20 at 100.00	B+	922,342

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A:
$400	5.000%, 7/01/22	No Opt. Call	BBB–	$433,868
250	5.000%, 7/01/23	No Opt. Call	BBB–	276,258
2,200	5.000%, 7/01/24	No Opt. Call	BBB–	2,474,758
1,000	5.000%, 7/01/35	7/24 at 100.00	BBB–	1,079,660

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
350	5.250%, 7/01/20	No Opt. Call	BBB–	362,555
1,500	5.500%, 7/01/43	7/23 at 100.00	BBB–	1,625,220

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
255	5.000%, 7/01/24	No Opt. Call	BBB–	286,847
525	5.000%, 7/01/25	No Opt. Call	BBB–	598,117

	Guam Government, General Obligation Bonds, 2009 Series A:
325	6.000%, 11/15/19	No Opt. Call	BB–	332,894
5,525	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (6)	5,705,502

2,010	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (6)	2,062,300

3,250	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 – AGM Insured (AMT)	No Opt. Call	A2	3,384,290

750	Guam Power Authority, Revenue Bonds, Series 2010A, 5.500%, 10/01/40 (Pre-refunded 10/01/20)	10/20 at 100.00	BBB– (6)	793,905

1,000	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	BBB–	1,114,970
38,770	Total Guam			41,280,342

	Hawaii – 0.5%

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
910	5.000%, 7/01/20	No Opt. Call	BB	914,932
1,555	5.750%, 7/01/23	No Opt. Call	BB	1,620,388
1,575	6.250%, 7/01/27	7/23 at 100.00	BB	1,674,713

19,940	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2018, 6.000%, 7/01/28, 144A	7/27 at 100.00	N/R	20,538,599

145	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	A–	148,032

230	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012, 5.250%, 5/15/28	5/22 at 100.00	N/R	232,224
24,355	Total Hawaii			25,128,888

	Idaho – 0.2%

825	Idaho Health Facilities Authority, Revenue Bonds, Kootenai Health Project, Series 2014, 4.375%, 7/01/34, 144A	7/24 at 100.00	A	865,433

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
1,985	5.000%, 9/01/25	No Opt. Call	BB+	2,229,870
2,085	5.000%, 9/01/26	No Opt. Call	BB+	2,361,221
1,000	5.000%, 9/01/37	9/26 at 100.00	BB+	1,086,430

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

$1,245	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc. Project, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	BB	$1,261,807
7,140	Total Idaho			7,804,761

	Illinois – 13.5%

1,335	Aurora, Kane, DuPage, Kendall and Will Counties, Illinois, Tax increment Revenue Bonds, East River Area TIF 6, Refunding Series 2018A, 5.000%, 12/30/27	No Opt. Call	N/R	1,358,256

1,000	Aurora, Kane, DuPage, Kendall and Will Counties, Illinois, Tax increment Revenue Bonds, River City TIF 3, Refunding Series 2018B, 4.500%, 12/30/23	No Opt. Call	N/R	1,009,700

2,080	Bartlett, Illinois, Tax increment Revenue Bonds, Bartlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,048,966

2,235	Belleville, Illinois, Tax increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	5/19 at 100.00	N/R	2,195,753

4,680	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	5/19 at 100.00	N/R	4,590,331

1,645	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.000%, 3/01/33	3/28 at 100.00	N/R	1,692,606

11,130	CenterPoint Intermodal Center Program Trust, Illinois Series 2004 Class A Certificates, 4.000%, 6/15/23 (Mandatory Put 12/15/22), 144A	12/22 at 100.00	N/R	11,233,954

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016:
24,265	5.750%, 4/01/33	4/27 at 100.00	A	28,081,399
20,835	5.750%, 4/01/34	4/27 at 100.00	A	24,033,381
2,985	5.750%, 4/01/35	4/27 at 100.00	A	3,436,481

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
300	5.000%, 4/01/33	4/27 at 100.00	A	330,054
1,370	5.000%, 4/01/34	4/27 at 100.00	A	1,503,260
2,000	5.000%, 4/01/35	4/27 at 100.00	A	2,187,260
2,320	5.000%, 4/01/36	4/27 at 100.00	A	2,533,858
2,320	5.000%, 4/01/37	4/27 at 100.00	A	2,528,823

	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018:
1,240	5.000%, 4/01/33	4/28 at 100.00	A	1,382,501
1,535	5.000%, 4/01/34	4/28 at 100.00	A	1,705,139
1,610	5.000%, 4/01/35	4/28 at 100.00	A	1,781,916
1,270	5.000%, 4/01/36	4/28 at 100.00	A	1,400,480

4,170	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	B+	4,435,379

1,420	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.500%, 12/01/39	12/21 at 100.00	B2	1,468,720

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
225	5.000%, 12/01/19 (ETM)	No Opt. Call	N/R (6)	230,103
870	5.000%, 12/01/19	No Opt. Call	B2	883,337
1,230	5.000%, 12/01/20	No Opt. Call	B2	1,276,580
8,075	5.000%, 12/01/31	12/20 at 100.00	B2	8,181,186

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$13,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	B+	$16,023,800

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
16,570	5.000%, 12/01/30	12/27 at 100.00	B+	18,091,126
11,810	5.000%, 12/01/34	12/27 at 100.00	B+	12,707,678

7,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	B+	8,042,172

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017F:
8,855	5.000%, 12/01/23	No Opt. Call	B+	9,467,500
5,000	5.000%, 12/01/24	No Opt. Call	B+	5,374,400

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
3,120	5.000%, 12/01/29 – AGM Insured	12/28 at 100.00	BB–	3,671,990
2,500	5.000%, 12/01/30 – AGM Insured	12/28 at 100.00	BB–	2,921,350
2,100	5.000%, 12/01/33 – AGM Insured	12/28 at 100.00	BB–	2,423,127
4,300	5.000%, 12/01/34 – AGM Insured	12/28 at 100.00	BB–	4,944,441

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
1,900	5.000%, 12/01/24	No Opt. Call	B+	2,042,272
5,000	5.000%, 12/01/25	No Opt. Call	B+	5,408,150
4,000	5.000%, 12/01/26	No Opt. Call	B+	4,352,560

20,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/26	12/25 at 100.00	B+	24,123,400

	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A:
9,160	0.000%, 12/01/24 – NPFG Insured	No Opt. Call	B+	7,562,771
8,150	0.000%, 12/01/29 – NPFG Insured	No Opt. Call	B+	5,399,456

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
5,000	0.000%, 12/01/22 – FGIC Insured	No Opt. Call	B+	4,454,650
3,780	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	B+	2,995,574

3,295	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/25 – NPFG Insured	No Opt. Call	B+	2,611,222

1,000	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Park Series 2016A, 5.000%, 1/01/40	1/26 at 100.00	AA–	1,091,660

1,114	Chicago, Illinois, Certificates of Participation Tax increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33, 144A	4/19 at 100.00	N/R	1,113,711

2,100	Chicago, Illinois, Certificates of Participation Tax increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	2,105,313

227	Chicago, Illinois, Certificates of Participation Tax increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	4/19 at 100.00	Ba3	227,378

1,282	Chicago, Illinois, Certificates of Participation, Tax increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, inc. Redevelopment Project-Whole Foods Warehouse & Distribution, 5.000%, 3/15/34, 144A	7/21 at 100.00	N/R	1,288,048

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB–	$1,111,220

	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
1,000	5.250%, 1/01/23	No Opt. Call	Ba1	1,081,360
2,650	5.000%, 1/01/25	No Opt. Call	Ba1	2,904,930
795	5.000%, 1/01/26	1/25 at 100.00	Ba1	868,076
2,025	5.250%, 1/01/29	1/25 at 100.00	Ba1	2,215,613

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
215	5.000%, 1/01/27	1/24 at 100.00	Ba1	230,985
10,000	5.250%, 1/01/30	1/24 at 100.00	Ba1	10,748,000
10,100	5.250%, 1/01/32	1/24 at 100.00	Ba1	10,786,194
6,860	5.000%, 1/01/36	1/24 at 100.00	Ba1	7,195,660

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
20,500	5.625%, 1/01/31	1/27 at 100.00	BBB–	23,410,795
2,890	5.750%, 1/01/34	1/27 at 100.00	BBB–	3,291,623

5,870	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.000%, 1/01/23	No Opt. Call	Ba1	6,295,927

1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/34	1/25 at 100.00	Ba1	1,096,650

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
6,000	0.000%, 1/01/27	No Opt. Call	Ba1	4,555,920
415	5.000%, 1/01/34	5/19 at 100.00	Ba1	415,805

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
845	4.625%, 1/01/32	1/21 at 100.00	Ba1	855,546
20,460	5.000%, 1/01/40	1/21 at 100.00	Ba1	20,806,797

	Chicago, Illinois, General Obligation Bonds, Project Series 2012A:
7,000	5.000%, 1/01/33	1/22 at 100.00	Ba1	7,234,640
14,120	5.000%, 1/01/34	1/22 at 100.00	Ba1	14,575,511

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A:
1,870	5.000%, 1/01/22 (Pre-refunded 1/01/20)	1/20 at 100.00	Ba1 (6)	1,916,152
1,170	5.000%, 1/01/25	1/20 at 100.00	Ba1	1,186,848

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
10	5.000%, 1/01/21	No Opt. Call	Ba1	10,582
5,835	5.000%, 1/01/23	1/22 at 100.00	Ba1	6,127,742
1,500	5.000%, 1/01/25	1/22 at 100.00	Ba1	1,571,760

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,530	5.000%, 1/01/24	No Opt. Call	BBB–	3,823,661
1,065	5.000%, 1/01/25	No Opt. Call	BBB–	1,167,453
2,560	5.000%, 1/01/26	No Opt. Call	BBB–	2,836,890
1,065	5.000%, 1/01/28	1/26 at 100.00	BBB–	1,170,158

	Chicago, Illinois, General Obligation Bonds, Series 2015A:
30	5.000%, 1/01/24	No Opt. Call	BBB–	32,496
6,565	5.000%, 1/01/26	1/25 at 100.00	BBB–	7,168,455
5,000	5.250%, 1/01/27	1/25 at 100.00	BBB–	5,508,000
1,535	5.500%, 1/01/35	1/25 at 100.00	BBB–	1,679,720

900	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	5/19 at 100.00	N/R	904,698

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/26	12/23 at 100.00	BBB	$1,071,560

1,260	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/34	11/26 at 100.00	A2	1,407,722

880	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	916,318

2,390	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	2,654,453

3,249	Gilberts Village, Kane County, Illinois, Tax increment Revenue Note, Prairie Business Park-Industrial Property, Series 2018A, 5.000%, 11/15/34	No Opt. Call	N/R	3,348,517

300	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	5/19 at 100.00	A3	300,945

1,390	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2018, 5.000%, 7/01/28 – BAM Insured	7/27 at 100.00	AA	1,614,888

	Hillside, Cook County, Illinois, Tax increment Revenue Bonds, Refunding Series 2018:
1,475	5.000%, 1/01/24	No Opt. Call	N/R	1,521,949
2,690	5.000%, 1/01/30	1/27 at 100.00	N/R	2,762,791

	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
160	4.500%, 12/01/20, 144A	No Opt. Call	N/R	160,858
815	5.250%, 12/01/25, 144A	No Opt. Call	N/R	841,740
1,815	5.500%, 12/01/30, 144A	12/25 at 100.00	N/R	1,871,392

	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
2,065	6.875%, 10/01/31	10/21 at 100.00	BB+	2,177,625
455	7.125%, 10/01/41	10/21 at 100.00	BB+	478,960

1,620	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2013, 6.000%, 9/01/32	9/23 at 100.00	BBB	1,807,985

1,000	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015, 5.000%, 9/01/32	9/24 at 100.00	BBB	1,085,600

2,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	B2	2,089,940

5,575	Illinois Finance Authority, Revenue Bonds, Admiral at the Lake Project, Refunding Series 2017, 5.000%, 5/15/33	5/24 at 103.00	N/R	5,671,447

	Illinois Finance Authority, Revenue Bonds, Ascension Health/fka Presence Health Network, Series 2016C:
4,000	5.000%, 2/15/26	No Opt. Call	Aa2	4,783,400
8,000	5.000%, 2/15/27	No Opt. Call	Aa2	9,723,600
3,535	5.000%, 2/15/28	2/27 at 100.00	Aa2	4,274,593
500	5.000%, 2/15/29	2/27 at 100.00	Aa2	599,695
10,000	5.000%, 2/15/31	2/27 at 100.00	Aa2	11,816,100

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
360	5.000%, 9/01/22	No Opt. Call	AA+	399,208
800	5.000%, 9/01/23	No Opt. Call	AA+	909,936
1,495	5.000%, 9/01/25	9/24 at 100.00	AA+	1,739,223
1,000	5.000%, 9/01/26	9/24 at 100.00	AA+	1,159,440
1,400	5.000%, 9/01/27	9/24 at 100.00	AA+	1,617,756
800	5.000%, 9/01/29	9/24 at 100.00	AA+	919,552

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010:
$130	6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (6)	$136,483
225	6.125%, 5/15/27	5/20 at 100.00	BBB–	232,623

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
100	5.000%, 4/01/19	3/19 at 100.00	BB	100,000
1,000	5.000%, 4/01/26	5/19 at 100.00	BB	1,000,310
1,500	5.000%, 4/01/31	5/19 at 100.00	BB	1,500,240
955	5.000%, 4/01/36	5/19 at 100.00	BB	955,029

500	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016, 5.000%, 9/01/27	9/26 at 100.00	Baa1	580,600

190	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	197,353

195	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.250%, 5/01/22 (Pre-refunded 5/01/20)	5/20 at 100.00	AA+ (6)	204,758

1,000	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/23	No Opt. Call	A–	1,117,470

	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009:
110	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (6)	110,583
130	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (6)	130,705
3,515	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	AA+ (6)	3,534,051

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
165	5.000%, 8/15/24	No Opt. Call	Baa1	186,884
375	5.000%, 8/15/25	No Opt. Call	Baa1	432,083
1,000	5.000%, 8/15/27	8/25 at 100.00	Baa1	1,144,870

6,500	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A, 5.250%, 8/15/31	8/26 at 100.00	BBB	7,488,585

	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds, CHF-Collegiate Housing Foundation – Chicago LLC University of Illinois at Chicago Project, Series 2017A:
500	5.000%, 2/15/30	8/27 at 100.00	BBB–	571,525
500	5.000%, 2/15/31	8/27 at 100.00	BBB–	568,755
500	5.000%, 2/15/32	8/27 at 100.00	BBB–	566,000

	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001:
5,165	0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BB+	4,485,906
3,235	0.000%, 6/15/25 – AMBAC Insured	No Opt. Call	BB+	2,613,395

	Illinois State, General Obligation Bonds, December Series 2017A:
15,000	5.000%, 12/01/25	No Opt. Call	BBB–	16,560,000
6,100	5.125%, 12/01/29	12/27 at 100.00	BBB–	6,749,345

	Illinois State, General Obligation Bonds, December Series 2017B:
9,500	5.000%, 12/01/26	No Opt. Call	BBB–	10,497,120
9,365	5.000%, 12/01/27	No Opt. Call	BBB–	10,399,645

4,840	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	5,329,372

1,925	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/33	5/24 at 100.00	BBB–	2,017,823

5,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB–	6,073,980

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, November Series 2017D:
$10,000	5.000%, 11/01/27	No Opt. Call	BBB–	$11,099,500
5,000	5.000%, 11/01/28	11/27 at 100.00	BBB–	5,521,050

	Illinois State, General Obligation Bonds, October Series 2016:
7,500	5.000%, 2/01/23	No Opt. Call	BBB–	8,046,975
3,835	5.000%, 2/01/26	No Opt. Call	BBB–	4,211,290

1,975	Illinois State, General Obligation Bonds, Refunding September Series 2018A, 5.000%, 10/01/31	10/28 at 100.00	BBB–	2,163,158

8,130	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB–	8,250,405

335	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB–	362,182

6,040	Illinois State, General Obligation Bonds, Series 2006, 5.500%, 1/01/31	No Opt. Call	BBB–	6,969,979

	Illinois State, General Obligation Bonds, Series 2013:
1,480	5.250%, 7/01/29	7/23 at 100.00	BBB–	1,571,198
1,050	5.250%, 7/01/31	7/23 at 100.00	BBB–	1,107,351
200	5.500%, 7/01/33	7/23 at 100.00	BBB–	213,282
5,855	5.500%, 7/01/38	7/23 at 100.00	BBB–	6,189,555

740	Illinois State, General Obligation Bonds, Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	BBB–	762,903

	Illinois State, Sales Tax Revenue Bonds, First Series 2002:
2,160	6.000%, 6/15/26 – NPFG Insured	No Opt. Call	BBB	2,562,991
2,060	6.000%, 6/15/27 – NPFG Insured	No Opt. Call	BBB	2,473,133

8,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB–	8,739,955

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
6,445	5.000%, 12/15/26	6/22 at 100.00	BBB–	6,815,974
1,355	5.000%, 12/15/28	6/22 at 100.00	BBB–	1,424,959

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,155	5.000%, 12/15/28	12/27 at 100.00	BBB–	1,305,520
300	5.000%, 12/15/31	12/27 at 100.00	BBB–	333,114
745	5.000%, 12/15/33	12/27 at 100.00	BBB–	820,603
500	5.000%, 12/15/34	12/27 at 100.00	BBB–	548,555

7,770	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	Ba1	7,899,293

4,710	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured	No Opt. Call	BBB	5,441,698

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2:
2,770	5.000%, 6/15/50	6/20 at 100.00	Ba1	2,799,999
795	5.200%, 6/15/50	6/20 at 100.00	Ba1	805,462
43,790	5.250%, 6/15/50	6/20 at 100.00	Ba1	44,391,675

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,755	0.000%, 6/15/31 – BAM Insured	No Opt. Call	Baa2	1,145,050
2,860	0.000%, 12/15/34 – BAM Insured	No Opt. Call	Baa2	1,603,974

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,036	Minooka, Illinois, Special Assessment Bonds, Refunding Improvement Series 2014, 5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	$2,258,067

560	North Pullman Chicago Neighborhood Initiatives, Inc. Redevelopment Project, Gotham Greens Greenhouse Facility, Illinois, Certificates of Participation, Series 2018A, 6.000%, 3/15/34, 144A	8/21 at 100.00	N/R	560,375

4,100	Plano, Illinois, Special Tax Bonds, Special Service Area 3 & 4 Lakewood Springs Project, Refunding Series 2015, 4.000%, 3/01/35	3/25 at 100.00	N/R	3,963,757

2,700	Rantoul, Champaign County, Illinois, Tax increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	2,777,220

520	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015, 5.000%, 10/01/24	No Opt. Call	BBB+	578,687

750	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A, 5.000%, 1/01/35	1/28 at 100.00	AA–	851,033

4,470	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018C, 5.500%, 1/01/32	1/29 at 100.00	AA–	5,420,814

780	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 5.750%, 11/01/19 (ETM)	No Opt. Call	N/R (6)	798,853

2,410	Wauconda, Illinois, Special Service Area 1 Social Tax Bonds, Liberty Lake Project, Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured	3/25 at 100.00	AA	2,693,609

2,310	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 Woods Creek, Refunding Series 2015, 4.500%, 3/01/34	3/25 at 100.00	N/R	2,274,888

1,340	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 5 Wooded Shores, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	1,319,712

620	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 7 Deep Spring Woods, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	610,613

227	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 4.000%, 3/01/20	No Opt. Call	N/R	227,014
694,570	Total Illinois			739,867,150

	Indiana – 1.3%

700	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.625%, 1/15/34, 144A	1/24 at 104.00	N/R	750,176

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,140	6.000%, 11/15/22 (7)	No Opt. Call	N/R	912,000
1,550	7.000%, 11/15/27 (7)	11/22 at 100.00	N/R	1,240,000

190	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2017, 5.125%, 1/01/32	1/23 at 105.00	N/R	194,148

1,155	City of Fort Wayne, Indiana Multifamily Housing Revenue Bonds, Silver Birch of Fort Wayne Project, Series 2018, 5.300%, 1/01/32, 144A	1/24 at 105.00	N/R	1,185,596

55	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (AMT)	No Opt. Call	B1	56,502

750	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29 (AMT)	5/19 at 100.00	B1	759,915

775	Evansville, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Evansville Projects, Series 2017, 4.800%, 1/01/28	1/23 at 105.00	N/R	782,161

1,315	Gary, Indiana, Revenue Anticipation Notes, Series 2019, 5.000%, 2/25/20	5/19 at 100.00	N/R	1,293,894

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$3,360	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Project, Series 2017, 5.000%, 7/01/27	No Opt. Call	BB	$3,531,158

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A:
160	6.000%, 10/01/21	10/19 at 100.00	B	161,174
1,500	6.625%, 10/01/29	10/19 at 100.00	B	1,512,630

895	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	920,633

1,205	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016, 6.250%, 12/01/24, 144A	No Opt. Call	N/R	1,239,511

19,620	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	20,130,513

9,310	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B	9,484,935

	Indiana Finance Authority, Health Facilities Revenue Bonds, Good Samaritan Hospital Project, Series 2016A:
2,330	5.500%, 4/01/33	4/26 at 100.00	Ba1	2,582,129
1,275	5.500%, 4/01/34	4/26 at 100.00	Ba1	1,410,609
2,500	5.000%, 4/01/37	4/26 at 100.00	Ba1	2,663,700

1,225	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	Baa2	1,271,979

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
250	5.000%, 10/01/22	No Opt. Call	Baa3	273,670
325	5.000%, 10/01/23	No Opt. Call	Baa3	362,521
550	5.000%, 10/01/24	10/23 at 100.00	Baa3	614,537
1,400	5.000%, 10/01/29	10/23 at 100.00	Baa3	1,543,472

15	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/29	5/22 at 100.00	AA–	16,312

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,000	5.000%, 4/01/28	4/22 at 100.00	Ba1	1,051,690
2,245	5.000%, 4/01/42	4/22 at 100.00	Ba1	2,287,026

600	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.050%, 4/01/26	4/24 at 102.00	N/R	579,090

4,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (AMT)	2/22 at 100.00	B–	4,596,300

3,250	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (AMT)	No Opt. Call	N/R	3,236,188

220	Terre Haute, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Terre Haute Project, Series 2017, 5.100%, 1/01/32	1/23 at 105.00	N/R	217,547

1,765	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	1,930,998

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$4,175	Whiting Redevelopment District, Indiana, Tax increment Revenue Bonds, Series 2016, 3.500%, 7/15/26	1/23 at 100.00	N/R	$4,023,531
71,305	Total Indiana			72,816,245

	Iowa – 2.2%

10,805	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba2	11,187,821

3,260	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22 (WI/DD, Settling 4/03/19)	12/20 at 103.00	B+	3,281,451

24,325	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B–	26,238,648

16,565	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	6/19 at 105.00	B–	17,444,933

27,575	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50	12/22 at 103.00	B+	29,109,824

3,860	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/22)	12/22 at 105.00	B+	4,138,345

	Iowa Finance Authority, Senior Housing Revenue Bonds, PHS Council Bluffs, Inc. Project, Series 2018:
500	3.950%, 8/01/23	No Opt. Call	N/R	502,480
750	4.450%, 8/01/28	8/23 at 102.00	N/R	757,792
500	5.000%, 8/01/33	8/23 at 102.00	N/R	515,555

300	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2018A, 3.750%, 12/01/33 (AMT)	12/26 at 100.00	A	306,390

7,155	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	5/19 at 100.00	B2	7,155,644

21,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	5/19 at 100.00	B2	21,096,390
116,595	Total Iowa			121,735,273

	Kansas – 0.7%

1,600	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/27, 144A	6/25 at 100.00	BBB–	1,847,744

	Kansas Development Finance Authority Revenue Bonds, Village Shalom Project, Series 2018A:
750	5.250%, 11/15/33	11/23 at 103.75	N/R	802,305
1,790	5.500%, 11/15/38	11/23 at 103.75	N/R	1,913,009

2,500	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	5/19 at 100.00	Ba3	2,503,750

	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B:
20	5.125%, 1/01/22 – AMBAC Insured	5/19 at 100.00	B1	20,030
7,900	5.125%, 1/01/32 – AMBAC Insured	5/19 at 100.00	B1	7,910,823

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No 1 Project, Series 2012B:
$1,100	5.250%, 12/15/29	12/22 at 100.00	N/R	$950,950
1,750	6.100%, 12/15/34	12/22 at 100.00	N/R	1,496,653

	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,485	4.375%, 12/15/23	12/22 at 100.00	N/R	6,697,353
500	5.250%, 12/15/29	12/22 at 100.00	N/R	412,035
2,145	6.000%, 12/15/32	12/22 at 100.00	N/R	1,807,248

500	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.000%, 5/15/29	5/19 at 100.00	N/R	500,685

11,925	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	12,820,448
39,965	Total Kansas			39,683,033

	Kentucky – 2.9%

	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King’s Daughters Medical Center Project, Series 2016A:
1,000	5.000%, 2/01/29	2/26 at 100.00	BBB–	1,120,040
705	5.000%, 2/01/30	2/26 at 100.00	BBB–	784,369

2,065	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016, 5.000%, 2/01/26	No Opt. Call	BB+	2,262,125

4,065	Kentucky Bond Development Corporation, Tax increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	3,953,944

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
2,000	5.000%, 6/01/31	6/27 at 100.00	BB+	2,246,400
3,500	5.000%, 6/01/32	6/27 at 100.00	BB+	3,909,290

1,330	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.000%, 11/15/25	No Opt. Call	N/R	1,378,492

44,715	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Series 2011B, 3.520%, 2/01/46 (Mandatory Put 2/01/25) (SIFMA reference rate + 1.40% spread) (5)	8/24 at 100.00	BBB+	45,431,781

1,395	Kentucky Economic Development Finance Authority, Revenue Bonds, Masonic Home Independent Living II, Inc., TEMPS 85 Series 2016B-1, 3.250%, 5/15/22	4/19 at 100.00	N/R	1,394,149

	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
585	5.000%, 7/01/22	No Opt. Call	Baa2	630,882
1,500	5.000%, 7/01/25	No Opt. Call	Baa2	1,698,480
3,450	5.000%, 7/01/26	7/25 at 100.00	Baa2	3,904,158
3,560	5.000%, 7/01/27	7/25 at 100.00	Baa2	4,036,648
3,335	5.000%, 7/01/28	7/25 at 100.00	Baa2	3,766,449
2,080	5.000%, 7/01/30	7/25 at 100.00	Baa2	2,328,456
6,450	5.000%, 7/01/32	7/25 at 100.00	Baa2	7,172,981
8,345	5.000%, 7/01/33	7/25 at 100.00	Baa2	9,226,983

40,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-2, 2.968%, 12/01/49 (Mandatory Put 6/01/25) (1-Month LIBOR*67% reference rate + 1.30% spread) (5)	3/25 at 100.00	A3	40,158,400

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$25,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019A-2, 1.000%, 12/01/49 (Mandatory Put 6/01/25) (1-Month LIBOR*67% reference rate + 1.12% spread) (5)	3/25 at 100.00	A3	$24,850,750
155,080	Total Kentucky			160,254,777

	Louisiana – 0.9%

2,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	5/19 at 100.00	B1	2,261,137

	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A:
2,000	4.800%, 6/15/29, 144A	6/28 at 100.00	N/R	2,066,000
500	5.500%, 6/15/38, 144A	6/28 at 100.00	N/R	515,615

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
2,540	6.250%, 7/01/31	7/21 at 100.00	Caa1	2,438,400
3,480	6.375%, 7/01/41	7/21 at 100.00	Caa1	3,340,800

470	Louisiana Local Government Environmental Facilities and Community Development Authority, Terrebonne Parish GOMESA Project Revenue Bonds, Series 2018, 5.375%, 11/01/38, 144A	11/28 at 100.00	N/R	497,763

360	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Cove at Nola Apartments, Series 2017A, 4.000%, 12/01/27	12/22 at 105.00	A	380,110

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	BBB	1,007,410

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 5.750%, 2/01/32, 144A	2/27 at 100.00	N/R	1,040,800

165	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	166,332

7,145	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A	7/23 at 100.00	N/R	7,829,991

	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017:
500	5.000%, 7/01/27	No Opt. Call	Baa1	585,055
1,680	5.000%, 7/01/29	7/27 at 100.00	Baa1	1,949,321
1,000	5.000%, 7/01/32	7/27 at 100.00	Baa1	1,125,350

410	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	430,730

5,575	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	BBB	5,784,787

5,185	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017, 0.000%, 10/01/30 (8)	No Opt. Call	BBB	4,942,290

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/32	5/27 at 100.00	A3	1,735,980

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
430	5.000%, 5/15/25	No Opt. Call	A3	498,413
400	5.000%, 5/15/26	5/25 at 100.00	A3	464,632
475	5.000%, 5/15/27	5/25 at 100.00	A3	549,689

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
$1,250	6.625%, 12/15/23	No Opt. Call	N/R	$1,293,087
770	8.375%, 12/15/43	12/23 at 100.00	N/R	807,915

4,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (AMT), 144A	No Opt. Call	N/R	40

	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017B:
980	5.000%, 1/01/27 (AMT)	No Opt. Call	A–	1,157,164
750	5.000%, 1/01/28 (AMT)	1/27 at 100.00	A–	882,202
750	5.000%, 1/01/29 (AMT)	1/27 at 100.00	A–	877,673
900	5.000%, 1/01/30 (AMT)	1/27 at 100.00	A–	1,045,413

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
500	5.000%, 6/01/24	No Opt. Call	A–	569,710
500	5.000%, 6/01/25	6/24 at 100.00	A–	573,925

835	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/26	12/24 at 100.00	A–	954,998

1,250	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.000%, 11/15/24	No Opt. Call	N/R	1,338,362

1,905	Tangipahoa Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, North Oaks Medical Center Project, Refunding Series 2003A, 5.000%, 2/01/30	5/19 at 100.00	BB+	1,905,991
52,455	Total Louisiana			51,017,085

	Maine – 1.0%

2,465	Maine Educational Loan Authority, Student Loan Revenue Bonds, Supplemental Education Loan Program, Class A Series 2012A-1, 5.050%, 12/01/27 (AMT)	12/22 at 100.00	A2	2,663,950

6,800	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2015, 5.125%, 8/01/35 (Mandatory Put 8/01/25) (AMT), 144A	No Opt. Call	B3	7,138,368

13,135	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Coastal Resources of Maine LLC Project, Green Series 2017, 5.375%, 12/15/33 (AMT), 144A	12/26 at 100.00	N/R	13,653,176

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
1,000	5.000%, 7/01/26	7/23 at 100.00	Ba1	1,091,970
500	5.000%, 7/01/27	7/23 at 100.00	Ba1	544,445

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
100	5.250%, 7/01/21	No Opt. Call	Ba3	105,392
10,500	7.500%, 7/01/32	7/21 at 100.00	Ba3	11,653,320
4,725	6.750%, 7/01/41	7/21 at 100.00	Ba3	5,113,584
2,235	6.950%, 7/01/41	7/21 at 100.00	Ba3	2,432,015

9,050	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (AMT)	5/19 at 100.00	B1	9,094,798
50,510	Total Maine			53,491,018

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland – 0.9%

$700	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24	No Opt. Call	N/R	$701,596

	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,705	5.000%, 9/01/30	9/27 at 100.00	BBB–	1,969,377
810	5.000%, 9/01/31	9/27 at 100.00	BBB–	932,059
1,500	5.000%, 9/01/33	9/27 at 100.00	BBB–	1,718,565

	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax increment Financing, Series 2015:
375	5.000%, 6/15/23	No Opt. Call	BBB+	423,964
260	5.000%, 6/15/24	No Opt. Call	BBB+	299,936
275	5.000%, 6/15/25	6/24 at 100.00	BBB+	315,128
385	5.000%, 6/15/26	6/24 at 100.00	BBB+	438,115
345	5.000%, 6/15/27	6/24 at 100.00	BBB+	390,167

550	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 4.000%, 9/01/27	No Opt. Call	N/R	572,099

	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
2,300	4.250%, 6/01/26	No Opt. Call	N/R	2,374,474
2,100	4.750%, 6/01/31	6/26 at 100.00	N/R	2,169,384

600	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 4.000%, 2/15/28, 144A	2/26 at 100.00	N/R	617,052

2,500	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/27	7/25 at 100.00	N/R	2,628,150

10,910	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB–	11,242,319

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
3,360	5.000%, 12/01/16 (7)	No Opt. Call	N/R	2,284,800
6,000	5.000%, 12/01/31 (7)	5/19 at 100.00	N/R	4,080,000

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (7)	5/19 at 100.00	N/R	680,000

	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017:
270	5.000%, 7/01/27	No Opt. Call	BBB	314,626
190	5.000%, 7/01/29	7/27 at 100.00	BBB	218,946
325	5.000%, 7/01/30	7/27 at 100.00	BBB	371,589
375	5.000%, 7/01/31	7/27 at 100.00	BBB	425,831
530	5.000%, 7/01/37	7/21 at 100.00	BBB	554,952

4,045	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 3.750%, 7/01/27	1/27 at 100.00	N/R	4,107,455

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
750	5.000%, 7/01/23	No Opt. Call	BBB	840,375
2,000	5.000%, 7/01/25	No Opt. Call	BBB	2,328,720
1,000	5.000%, 7/01/27	7/25 at 100.00	BBB	1,151,460

3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/31	7/27 at 100.00	Baa3	3,960,810

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A, 5.000%, 7/01/27, 144A	No Opt. Call	N/R	$422,372

1,700	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 4.375%, 7/01/30, 144A	1/26 at 100.00	N/R	1,687,233

600	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center Project, Series 2018, 5.000%, 7/01/30, 144A	7/28 at 100.00	N/R	644,262
51,360	Total Maryland			50,865,816

	Massachusetts – 0.4%

860	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/25	No Opt. Call	A	993,197

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,015	4.250%, 1/01/21	No Opt. Call	BBB	1,048,708
1,040	4.500%, 1/01/22	No Opt. Call	BBB	1,098,323
1,080	4.700%, 1/01/23	No Opt. Call	BBB	1,164,899

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.000%, 7/01/24	No Opt. Call	BBB–	1,088,750

	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
300	5.000%, 7/15/21	No Opt. Call	Ba2	314,997
335	5.000%, 7/15/22	No Opt. Call	Ba2	358,520
325	5.000%, 7/15/23	No Opt. Call	Ba2	354,146
315	5.000%, 7/15/24	7/23 at 100.00	Ba2	340,931

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2013:
1,810	4.375%, 7/01/23 (AMT)	7/22 at 100.00	AA	1,893,007
3,375	5.000%, 7/01/25 (AMT)	7/22 at 100.00	AA	3,600,349
4,005	5.250%, 7/01/29 (AMT)	7/22 at 100.00	AA	4,302,411

125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	A	128,634

4,600	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/26 (AMT)	1/25 at 100.00	A	5,266,310

1,350	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2007A, 2.403%, 5/01/37 – NPFG Insured (3-Month LIBOR*67% reference rate + 0.57% spread) (5)	5/19 at 100.00	AA	1,315,156
21,535	Total Massachusetts			23,268,338

	Michigan – 0.3%

	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn Hospital, Refunding Series 2016:
1,915	5.000%, 2/15/30	2/27 at 100.00	Ba1	2,130,706
2,010	5.000%, 2/15/31	2/27 at 100.00	Ba1	2,217,452

1,500	Detroit Downtown Development Authority, Michigan, Tax increment Revenue Bonds, Catalyst Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured	7/24 at 100.00	AA	1,618,410

750	Detroit Local Development Finance Authority, Michigan, Tax increment Bonds, Senior Lien Series 1997C, 6.850%, 5/01/21	5/19 at 100.00	B–	752,490

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Detroit Local Development Finance Authority, Michigan, Tax increment Bonds, Series 1998A:
$30	5.500%, 5/01/21 – ACA Insured	5/19 at 100.00	B–	$30,081
95	5.500%, 5/01/21	5/19 at 100.00	B–	93,889

1,500	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Senior Lien Floating Libor Notes Series 2006D, 2.336%, 7/01/32 – AGM Insured (3-Month LIBOR*67% reference rate + 0.60% spread) (5)	7/19 at 100.00	A2	1,463,850

5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – NPFG Insured	5/19 at 100.00	A3	5,012

700	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Series 2015D-1, 5.000%, 7/01/30	7/25 at 100.00	A2	804,433

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
1,200	5.000%, 7/01/23 – NPFG Insured	No Opt. Call	A3	1,348,236
2,895	5.000%, 7/01/24 – NPFG Insured	No Opt. Call	A3	3,316,425

160	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB–	160,722

1,365	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	1,096,532

350	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	B	336,683

860	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2018, 7.000%, 12/01/30 (AMT), 144A	12/23 at 100.00	N/R	968,721

900	Oakland County Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Archdiocese of Detroit, Refunding Series 2011, 6.500%, 12/01/20	No Opt. Call	N/R	917,379

750	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	777,562
16,985	Total Michigan			18,038,583

	Minnesota – 1.1%

	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
320	3.500%, 8/01/26	No Opt. Call	BB+	323,296
400	3.500%, 8/01/27	8/26 at 100.00	BB+	401,788
270	4.000%, 8/01/28	8/26 at 100.00	BB+	278,124
415	4.000%, 8/01/29	8/26 at 100.00	BB+	424,520
260	4.000%, 8/01/30	8/26 at 100.00	BB+	265,125
300	4.000%, 8/01/31	8/26 at 100.00	BB+	304,371

830	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	897,894

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
$170	4.000%, 7/01/20	No Opt. Call	N/R	$170,073
770	4.750%, 7/01/25	No Opt. Call	N/R	792,161
630	5.250%, 7/01/30	7/25 at 100.00	N/R	654,394

1,470	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 4.000%, 3/01/22	No Opt. Call	BB–	1,465,164

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
375	4.000%, 7/01/28	7/24 at 102.00	N/R	377,092
540	5.000%, 7/01/31	7/24 at 102.00	N/R	569,133

1,675	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	B–	1,565,438

160	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 4.400%, 7/01/25	No Opt. Call	BB+	165,749

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
270	4.000%, 7/01/19	No Opt. Call	BB+	270,872
300	4.000%, 7/01/20	No Opt. Call	BB+	304,152
500	4.000%, 7/01/23	No Opt. Call	BB+	516,755
420	4.000%, 7/01/24	No Opt. Call	BB+	434,864
500	5.000%, 7/01/29	7/24 at 100.00	BB+	528,270

2,660	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	5/19 at 100.00	N/R	2,673,167

550	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (AMT)	5/19 at 100.00	B1	552,722

1,880	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	6/19 at 100.00	N/R	1,882,425

1,150	Minneapolis & Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Series 1998A, Allina Health System, Tranche I PARS, 3.587%, 8/01/28 – NPFG Insured	4/19 at 100.00	AA–	1,150,000

1,980	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 4.000%, 7/01/26	7/24 at 102.00	N/R	1,990,494

585	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A, 5.500%, 7/01/27, 144A	No Opt. Call	N/R	587,638

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A:
1,525	3.750%, 12/01/22, 144A	No Opt. Call	N/R	1,519,769
1,840	4.250%, 12/01/27, 144A	No Opt. Call	N/R	1,833,321

550	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB+	572,407

	Minneapolis, Minnesota, Tax increment Revenue Bonds, Village at St Anthony Falls Project, Refunding Series 2015:
500	4.000%, 3/01/22	No Opt. Call	N/R	512,435
335	4.000%, 3/01/24	3/23 at 100.00	N/R	341,931
325	4.000%, 3/01/27	3/23 at 100.00	N/R	324,337

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
$1,035	4.150%, 9/01/24	No Opt. Call	BB	$1,046,478
1,100	5.000%, 9/01/34	9/24 at 100.00	BB	1,118,722

2,285	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory Put 9/01/24)	6/19 at 100.00	N/R	2,287,491

1,130	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/23	12/21 at 100.00	BBB–	1,188,297

7,885	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck ? Saint Mary’s School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	8,278,935

1,400	Rochester, Minnesota, Charter School Lease Revenue Bonds, Rochester Math & Science Academy Project, Series 2018A, 4.500%, 9/01/26	No Opt. Call	N/R	1,417,570

1,000	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.750%, 4/01/26	No Opt. Call	D	623,100

4,580	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.000%, 7/01/28, 144A	7/26 at 100.00	N/R	4,646,364

250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 4.750%, 7/01/29, 144A	7/27 at 100.00	N/R	259,133

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.000%, 9/01/27	9/20 at 101.00	BB+	1,030,150

	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A:
1,190	4.000%, 12/01/24	No Opt. Call	BB	1,214,145
700	4.500%, 12/01/29	12/24 at 100.00	BB	708,337

	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
345	3.625%, 10/01/21	No Opt. Call	N/R	340,184
1,425	4.000%, 10/01/26	No Opt. Call	N/R	1,354,790
1,115	4.750%, 10/01/31	10/26 at 100.00	N/R	1,075,261

	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
4,260	5.000%, 11/15/24 (ETM)	No Opt. Call	N/R (6)	5,005,330
4,825	5.000%, 11/15/26 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (6)	5,089,313

205	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 3.750%, 6/01/26	6/24 at 100.00	N/R	197,368

	Woodbury Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Saint Therese of Woodbury, Series 2014:
200	4.000%, 12/01/23	No Opt. Call	N/R	205,214
400	4.000%, 12/01/24	No Opt. Call	N/R	408,736
60,785	Total Minnesota			62,144,799

	Mississippi – 0.2%

1,270	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	1,414,539

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi (continued)

$7,310	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	Baa3	$7,369,942
8,580	Total Mississippi			8,784,481

	Missouri – 0.9%

	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
1,515	5.000%, 8/01/24	No Opt. Call	Baa2	1,669,212
1,910	5.000%, 8/01/27	8/26 at 100.00	Baa2	2,131,560

	Branson Industrial Development Authority, Missouri, Tax increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
650	4.000%, 11/01/26	11/25 at 100.00	N/R	662,422
1,000	4.000%, 11/01/27	11/25 at 100.00	N/R	1,014,430
2,180	3.900%, 11/01/29	11/25 at 100.00	N/R	2,196,328

725	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	827,152

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
875	5.000%, 3/01/27	No Opt. Call	BBB–	1,015,035
1,400	5.000%, 3/01/28	3/27 at 100.00	BBB–	1,615,796
700	5.000%, 3/01/30	3/27 at 100.00	BBB–	800,485
200	5.000%, 3/01/31	3/27 at 100.00	BBB–	226,456
3,525	5.000%, 3/01/36	3/27 at 100.00	BBB–	3,920,258

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
1,125	3.375%, 3/01/20	No Opt. Call	N/R	1,131,694
1,150	3.750%, 3/01/21	No Opt. Call	N/R	1,168,906

	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A:
1,000	5.000%, 5/15/25	No Opt. Call	BB	1,103,370
1,075	5.000%, 5/15/26	No Opt. Call	BB	1,193,669
1,080	5.000%, 5/15/27	No Opt. Call	BB	1,204,913
1,150	5.250%, 5/15/28	5/27 at 100.00	BB	1,305,031
2,645	5.250%, 5/15/31	5/27 at 100.00	BB	2,955,708

1,500	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B, 4.375%, 2/01/31, 144A	2/28 at 100.00	N/R	1,539,180

2,000	Lee’s Summit, Missouri, Special Obligation Tax increment and Special District Improvement Bonds, Summit Fair Project, Refunding Series 2017, 4.000%, 11/01/27, 144A	No Opt. Call	N/R	1,973,780

1,555	Liberty, Missouri, Special Obligation Tax increment and Special Districts Bonds, Liberty Commons Project, Series 2015A, 5.125%, 6/01/25, 144A	No Opt. Call	N/R	1,549,620

1,170	Osage Beach, Missouri, Tax increment Revenue Bonds, Prewitts Point Project, Series 2006, 5.000%, 5/01/23	5/19 at 100.00	N/R	1,147,981

1,895	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	1,907,640

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Raymore, Missouri, Tax increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A:
$235	4.000%, 5/01/20	No Opt. Call	N/R	$235,870
1,135	5.000%, 5/01/24	5/23 at 100.00	N/R	1,160,458

2,555	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A, 5.000%, 8/15/25	No Opt. Call	N/R	2,779,610

	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
895	5.000%, 11/15/27	11/25 at 100.00	N/R	982,710
990	5.000%, 11/15/29	11/25 at 100.00	N/R	1,079,823
1,095	5.000%, 11/15/31	11/25 at 100.00	N/R	1,179,687

1,045	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.000%, 12/01/25	No Opt. Call	N/R	1,107,940

1,150	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.250%, 6/15/25	5/19 at 100.00	N/R	1,149,988

1,500	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Annual Appropriation Revenue Bonds, Contractual Payments of St Louis City Scottrade Center Project, Series 2018A, 5.000%, 4/01/38	4/27 at 100.00	A	1,692,375

605	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	685,598

2,160	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 3.875%, 11/15/29	11/26 at 100.00	N/R	2,245,968

500	The Industrial Development Authority of the County of St Louis, Missouri, Transportation Development Refunding Revenue Bonds, Series 2019B, 4.375%, 3/01/33, 144A	3/27 at 100.00	N/R	512,770
45,890	Total Missouri			49,073,423

	Montana – 0.1%

	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A:
1,000	5.000%, 5/15/27	5/25 at 102.00	N/R	1,071,570
1,180	5.250%, 5/15/30	5/25 at 102.00	N/R	1,255,260
435	5.250%, 5/15/32	5/25 at 102.00	N/R	459,995
2,615	Total Montana			2,786,825

	Nebraska – 0.1%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
150	5.250%, 12/01/19	No Opt. Call	BBB+	152,953
815	5.250%, 12/01/21	No Opt. Call	BBB+	875,742

2,100	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 4.000%, 5/15/33	5/24 at 100.00	BBB+	2,174,214
3,065	Total Nebraska			3,202,909

	Nevada – 0.9%

835	City of Henderson, Nevada, Local Improvement District No T-20 Rainbow Canyon, Local Improvement Bonds, Series 2018, 5.000%, 9/01/38	9/28 at 100.00	N/R	847,492

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain’s Edge, Refunding 2012:
$680	5.000%, 8/01/21	No Opt. Call	A	$719,678
1,310	4.000%, 8/01/22	No Opt. Call	A	1,368,099
1,850	4.000%, 8/01/23	8/22 at 100.00	A	1,929,809

665	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 151 Summerlin-Mesa, Refunding Series 2015, 4.500%, 8/01/24	No Opt. Call	N/R	698,709

1,305	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/28	8/25 at 100.00	N/R	1,377,284

1,170	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2017B, 5.125%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	1,158,113

3,030	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Green Series 2018, 6.950%, 2/15/38 (AMT), 144A	8/28 at 100.00	N/R	3,109,295

	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
13,900	5.875%, 12/15/27 (AMT), 144A	No Opt. Call	N/R	14,819,763
2,935	6.250%, 12/15/37 (AMT), 144A	12/27 at 100.00	N/R	3,178,135

1,450	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015, 4.000%, 12/15/25, 144A	No Opt. Call	BB	1,485,916

580	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 4.500%, 12/15/29, 144A	12/25 at 100.00	BB	610,108

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,565	4.000%, 9/01/32	9/26 at 100.00	N/R	1,552,120
675	4.000%, 9/01/35	9/26 at 100.00	N/R	657,524

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
460	4.000%, 6/01/21	No Opt. Call	N/R	470,621
590	5.000%, 6/01/23	No Opt. Call	N/R	627,518
550	5.000%, 6/01/24	No Opt. Call	N/R	588,638
910	5.000%, 6/01/25	6/24 at 100.00	N/R	965,537

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015:
500	5.000%, 12/01/26	12/25 at 100.00	N/R	533,185
1,570	5.000%, 12/01/28	12/25 at 100.00	N/R	1,650,651

335	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/27, 144A	7/25 at 100.00	BB+	361,351

	North Las Vegas, Nevada, General Obligation Bonds, Refunding Series 2011:
500	5.000%, 6/01/33	6/21 at 100.00	BB	514,140
500	5.000%, 6/01/36	6/21 at 100.00	BB	513,100

	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 65 Northern Beltway Commercial Area, Series 2017:
945	4.000%, 12/01/27, 144A	No Opt. Call	N/R	930,674
940	5.000%, 12/01/37, 144A	12/27 at 100.00	N/R	950,772

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$4,000	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Senior Lien, Refunding Series 2007B, 5.000%, 6/01/27	5/19 at 100.00	BB–	$3,908,600

2,210	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	5/19 at 100.00	N/R	2,169,888

400	Reno, Nevada, Subordinate Lien Sales Tax Revenue Refunding Bonds, ReTrac-Reno Transpiration Rail Access Corridor Project, Series 2018B, 5.000%, 6/01/38 – AGM Insured	12/28 at 100.00	A2	462,376

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
100	6.500%, 6/15/20	4/19 at 100.00	Ba3	100,092
250	6.750%, 6/15/28	4/19 at 100.00	Ba3	250,218
46,710	Total Nevada			48,509,406

	New Hampshire – 0.1%

3,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018A, 4.000%, 11/01/27 (AMT), 144A	7/23 at 100.00	B	3,052,650

	New Jersey – 5.6%

4,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	5/19 at 100.00	N/R	3,992,720

3,960	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	Ba1	4,241,596

	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A:
445	4.000%, 6/15/30 (Pre-refunded 6/15/26)	6/26 at 100.00	N/R (6)	510,526
1,070	4.000%, 6/15/30	6/26 at 100.00	BBB+	1,112,832

290	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%, 8/01/24, 144A	No Opt. Call	N/R	297,253

900	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017, 5.000%, 7/15/32	7/27 at 100.00	BBB–	989,532

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
125	3.500%, 9/01/22, 144A	No Opt. Call	BB	124,321
210	4.250%, 9/01/27, 144A	No Opt. Call	BB	210,880

830	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/29	6/22 at 100.00	BBB+	888,839

1,000	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 4.375%, 1/01/24	No Opt. Call	N/R	1,012,060

860	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Refunding Series 2015A, 4.125%, 6/15/26	6/25 at 100.00	BBB+	914,859

	New Jersey Economic Development Authority, Lease Revenue Bonds, State House Project, Series 2017B:
6,680	4.000%, 6/15/29	12/28 at 100.00	BBB+	7,114,267
8,780	5.000%, 6/15/35	12/28 at 100.00	BBB+	9,733,420

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,120	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/23 (AMT)	No Opt. Call	BBB–	$1,232,672

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A:
10,500	4.000%, 7/01/32	7/27 at 100.00	Baa2	10,839,255
7,775	5.000%, 7/01/33	7/27 at 100.00	Baa2	8,568,205

650	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/25	No Opt. Call	BBB–	720,668

2,460	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 4.000%, 7/01/24	No Opt. Call	BBB–	2,527,970

295	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	308,493

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX:
5,000	5.000%, 6/15/21	No Opt. Call	BBB+	5,301,950
5,000	5.000%, 6/15/22	No Opt. Call	BBB+	5,409,850
6,900	5.000%, 6/15/25	No Opt. Call	BBB+	7,746,078
10,000	5.000%, 6/15/26	6/25 at 100.00	BBB+	11,183,900

1,530	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 4.750%, 6/15/31	12/26 at 100.00	BBB+	1,660,218

5,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/29	6/25 at 100.00	BBB+	5,579,950

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013-I:
19,735	3.670%, 9/01/27 (UB) (4)	3/23 at 100.00	BBB+	19,659,810
3,000	3.100%, 3/01/28 (SIFMA reference rate + 1.60% spread) (5)	3/23 at 100.00	BBB+	2,991,480
2,200	3.720%, 3/01/28 (UB) (4)	3/23 at 100.00	BBB+	2,193,752

5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25	3/23 at 100.00	BBB+	5,436,800

8,385	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 4.000%, 6/15/28	6/24 at 100.00	BBB+	8,799,806

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340:
250	4.216%, 9/01/25, 144A (IF) (4)	3/25 at 100.00	BBB+	235,605
1,000	5.569%, 9/01/27, 144A (IF) (4)	3/23 at 100.00	BBB+	984,780

100	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A, 5.125%, 10/01/24, 144A	No Opt. Call	BB–	102,671

4,740	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (AMT)	9/22 at 100.00	Ba3	5,240,212

530	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (AMT)	5/19 at 100.00	Ba3	531,134

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
$425	4.875%, 9/15/19 (AMT)	No Opt. Call	Ba3	$429,662
7,720	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	8,342,464
8,000	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	8,739,520

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
3,340	5.625%, 11/15/30 (AMT)	3/24 at 101.00	Ba3	3,805,963
425	5.625%, 11/15/30 (AMT)	3/24 at 101.00	Ba3	484,292

1,680	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/27 (AMT)	No Opt. Call	Ba1	1,933,075

5,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	BBB+	5,680,250

	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund Issue, Series 2014A:
10,885	4.000%, 9/01/30	9/24 at 100.00	BBB+	11,201,209
11,330	4.000%, 9/01/31	9/24 at 100.00	BBB+	11,555,694

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
3,335	5.000%, 7/01/20	No Opt. Call	BB+	3,421,143
525	5.000%, 7/01/21	No Opt. Call	BB+	548,951
6,750	6.000%, 7/01/26	7/21 at 100.00	BB+	7,218,045
1,000	6.250%, 7/01/35	7/21 at 100.00	BB+	1,068,230

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016:
1,050	5.000%, 7/01/26	No Opt. Call	BBB–	1,218,987
1,075	4.000%, 7/01/34	7/26 at 100.00	BBB–	1,117,635

2,800	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018A, 4.000%, 12/01/33 (AMT)	6/28 at 100.00	AA	2,971,780

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
2,515	5.000%, 6/15/27	6/26 at 100.00	Baa1	2,915,539
9,410	5.000%, 6/15/28	6/26 at 100.00	Baa1	10,840,226
5,525	5.000%, 6/15/29	6/26 at 100.00	Baa1	6,314,854
1,000	5.000%, 6/15/30	6/26 at 100.00	Baa1	1,134,970

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,910	5.000%, 6/15/29	6/26 at 100.00	Baa1	2,183,054
1,630	5.000%, 6/15/30	6/26 at 100.00	Baa1	1,850,001
1,710	5.000%, 6/15/31	6/26 at 100.00	Baa1	1,931,154

8,375	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	BBB+	5,252,381

4,035	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	BBB+	4,435,877

1,410	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	6/22 at 100.00	BBB+	1,471,321

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$5,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/33	12/28 at 100.00	BBB+	$5,718,732

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA:
5,000	4.000%, 6/15/36	12/28 at 100.00	BBB+	5,093,150
5,000	5.000%, 6/15/37	12/28 at 100.00	BBB+	5,534,400
5,000	5.000%, 6/15/38	12/28 at 100.00	BBB+	5,517,100
1,500	4.125%, 6/15/39	12/28 at 100.00	BBB+	1,524,810

11,855	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Libor Index Series 2017D-1, 2.440%, 1/01/24 (UB) (4)	No Opt. Call	A2	11,929,568

16,330	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB–	17,447,299

1,000	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2016S, 5.000%, 1/01/34	1/26 at 100.00	BBB–	1,115,150

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series 2017B:
1,000	5.000%, 1/01/29 (AMT)	1/28 at 100.00	Baa1	1,157,600
1,300	5.000%, 1/01/30 (AMT)	1/28 at 100.00	Baa1	1,494,753
850	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa1	965,940
1,220	5.000%, 1/01/33 (AMT)	1/28 at 100.00	Baa1	1,381,650
1,250	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa1	1,410,750
1,000	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa1	1,121,310

1,850	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A, 5.000%, 6/01/37	6/28 at 100.00	A–	2,081,306
292,435	Total New Jersey			309,958,159

	New Mexico – 0.2%

1,665	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (AMT)	5/19 at 100.00	N/R	1,665,932

	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015:
85	4.000%, 10/01/20	No Opt. Call	N/R	85,168
240	4.875%, 10/01/25	No Opt. Call	N/R	241,601

1,355	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010A, 5.200%, 6/01/40 (Mandatory Put 6/01/20)	No Opt. Call	Baa2	1,400,623

3,005	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	3,015,938

425	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	442,034

2,335	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, FHA/HFA Risk Sharing Program: Sandpiper Apartments Project, Series 2002A, 6.050%, 7/01/28 (AMT)	5/19 at 100.00	AA–	2,341,445

810	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	821,453

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$1,885	Winrock Town Center Tax increment Development District, Albuquerque, New Mexico, Gross Receipts Tax increment Bonds, Senior Lien Series 2015, 5.250%, 5/01/25, 144A	5/20 at 103.00	N/R	$1,890,391
11,805	Total New Mexico			11,904,585

	New York – 4.1%

180	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/28	7/25 at 100.00	BBB	205,538

1,000	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A, 4.500%, 6/01/27	6/24 at 103.00	BBB–	1,088,860

20	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B+	20,172

	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
805	5.000%, 11/01/21	No Opt. Call	BB	834,729
845	5.000%, 11/01/22	No Opt. Call	BB	885,256
700	5.250%, 11/01/34	11/24 at 100.00	BB	731,598

3,000	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 4.500%, 1/01/25 (AMT), 144A	No Opt. Call	N/R	3,274,500

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
5	4.000%, 5/01/22 (ETM)	No Opt. Call	N/R (6)	5,389
15	5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (6)	17,102
715	5.000%, 5/01/23	No Opt. Call	BBB–	789,181
3,245	5.000%, 5/01/24	5/23 at 100.00	BBB–	3,568,364
85	5.000%, 5/01/24 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	96,552
2,830	5.000%, 5/01/26	5/23 at 100.00	BBB–	3,092,426
65	5.000%, 5/01/26 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	73,834
1,815	5.000%, 5/01/27	5/23 at 100.00	BBB–	1,978,895
20	5.000%, 5/01/27 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	22,718

2,955	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/34	7/24 at 100.00	BBB–	3,267,875

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
300	5.000%, 12/01/26, 144A	6/25 at 100.00	BBB–	344,430
1,200	5.000%, 12/01/28, 144A	6/25 at 100.00	BBB–	1,367,736

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
2,000	5.000%, 12/01/26, 144A	No Opt. Call	BBB–	2,355,800
1,800	5.000%, 12/01/28, 144A	6/27 at 100.00	BBB–	2,110,716
2,500	5.000%, 12/01/31, 144A	6/27 at 100.00	BBB–	2,882,100

2,600	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Ba1	2,646,982

	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
3,350	5.000%, 12/01/21, 144A	No Opt. Call	BB–	3,431,506
6,470	5.000%, 12/01/26, 144A	No Opt. Call	BB–	6,934,287

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$6,410	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B, 4.000%, 7/01/34	7/26 at 100.00	A–	$6,799,664

1,000	Genesee County Industrial Development Agency, New York, Civic Facility Revenue Bonds, United Memorial Medical Center Project, Series 2007, 5.000%, 12/01/32	5/19 at 100.00	N/R	1,000,680

1,695	Green Island Power Authority, New York, Power System Revenue Bonds, Subordinate Series 2000, 6.000%, 12/15/25 (AMT)	6/19 at 100.00	Ba1	1,698,170

1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 5.890%, 2/01/32	2/27 at 100.00	N/R	1,028,940

1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2018A, 6.470%, 2/01/33	2/28 at 100.00	N/R	1,067,760

400	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B, 5.000%, 7/01/29	7/24 at 100.00	Baa1	449,540

5,520	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	4/19 at 100.00	B–	5,521,270

	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
210	5.000%, 7/01/27	7/25 at 100.00	BBB	238,541
375	5.000%, 7/01/28	7/25 at 100.00	BBB	424,268

825	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/27 (7)	5/19 at 101.00	N/R	540,375

2,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/39 – AMBAC Insured	5/19 at 100.00	BBB	2,025,800

7,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 2.400%, 3/01/26 – FGIC Insured	No Opt. Call	BBB	7,082,460

11,315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	12,122,438

21,805	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	23,264,627

	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
18,715	5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	20,407,397
10,750	5.375%, 11/15/40, 144A	11/24 at 100.00	N/R	11,632,897

7,000	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2014R-2, 3.125%, 12/01/44 (Mandatory Put 6/01/26) (AMT), 144A	No Opt. Call	B3	6,521,830

3,825	New York State Mortgage Agency, Mortgage Revenue Bonds, Fifty First Series 2015, 3.400%, 10/01/30	10/24 at 100.00	Aaa	3,946,176

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
$15,065	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB–	$15,811,169
8,535	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB–	8,891,336

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
4,410	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	5,147,043
7,450	5.000%, 1/01/33 (AMT)	1/28 at 100.00	Baa3	8,665,020
1,120	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	1,286,947

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,500	4.000%, 7/01/31 (AMT)	7/24 at 100.00	Baa3	4,691,835
3,500	5.250%, 1/01/50 (AMT)	7/24 at 100.00	Baa3	3,818,920

6,000	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018B, 3.500%, 11/01/24, 144A	7/23 at 100.00	B	6,135,480

	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A:
520	5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (6)	524,456
1,250	4.625%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (6)	1,259,563

60	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22– NPFG Insured (AMT)	5/19 at 100.00	BBB+	62,177

	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
4,180	5.000%, 1/01/32 (AMT)	1/26 at 100.00	Baa1	4,636,038
4,685	5.000%, 1/01/34 (AMT)	1/26 at 100.00	Baa1	5,155,561
2,100	5.000%, 1/01/36 (AMT)	1/26 at 100.00	Baa1	2,300,256

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B:
1,400	5.000%, 6/01/23	No Opt. Call	B+	1,503,096
850	5.000%, 6/01/24	No Opt. Call	B+	921,417
1,600	5.000%, 6/01/25	No Opt. Call	B+	1,747,712

2,650	Westchester County Local Development Corporation, New York, Revenue Bond, Purchase Senior Learning Community, Inc. Project, BAN Series 2018, 0.000%, 10/01/23	No Opt. Call	N/R	2,650,000

	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016:
685	5.000%, 11/01/27	11/25 at 100.00	BBB–	792,134
830	5.000%, 11/01/28	11/25 at 100.00	BBB–	956,343
210,755	Total New York			224,755,882

	North Carolina – 0.1%

665	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 4.375%, 3/01/25, 144A	No Opt. Call	N/R	660,870

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$3,100	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB–	$3,374,970

380	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23, 144A	No Opt. Call	BB+	400,467
4,145	Total North Carolina			4,436,307

	North Dakota – 0.1%

490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22 (ETM)	No Opt. Call	N/R (6)	540,534

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
165	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	177,217
1,200	5.000%, 7/01/24 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,288,848
1,070	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,149,223
1,460	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,568,098

2,005	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C, 5.000%, 6/01/31	6/28 at 100.00	BBB–	2,288,246
6,390	Total North Dakota			7,012,166

	Ohio – 5.4%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
32,655	5.875%, 6/01/30	4/19 at 100.00	Caa3	31,961,081
59,440	5.750%, 6/01/34	4/19 at 100.00	Caa3	57,474,914
6,485	5.875%, 6/01/47	4/19 at 100.00	B–	6,340,384

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
1,765	5.000%, 12/01/24	12/22 at 100.00	N/R	1,771,813
2,170	5.750%, 12/01/34	12/22 at 100.00	N/R	2,154,333

400	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1, 6.250%, 1/15/34, 144A	1/24 at 104.00	N/R	419,012

465	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	476,472

4,295	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa3	4,432,182

	Franklin County, Ohio, Health Care Facilities Revenue Bonds, Friendship Village of Dublin, Ohio, Inc., Refunding &Improvement Series 2014:
150	5.000%, 11/15/23	No Opt. Call	BBB+	166,058
205	5.000%, 11/15/24	No Opt. Call	BBB+	230,000
200	5.000%, 11/15/25	11/24 at 100.00	BBB+	223,620
500	5.000%, 11/15/26	11/24 at 100.00	BBB+	557,155

	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012:
1,650	5.000%, 6/01/21	No Opt. Call	A–	1,762,068
5,000	5.250%, 6/01/26	6/22 at 100.00	A–	5,484,850

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
230	5.000%, 12/01/22	5/19 at 100.00	N/R	230,196
525	5.000%, 12/01/32	5/19 at 100.00	N/R	524,995

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,700	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	6/23 at 100.00	N/R	$1,749,946

1,500	Licking County, Ohio, Health Care Facilities Revenue Bonds, Kendal at Granville Obligated Group, Refunding Series 2015A, 5.100%, 7/01/25	No Opt. Call	N/R	1,571,730

60	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	BBB–	61,189

	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B:
905	5.250%, 5/01/29 (Pre-refunded 11/12/23)	11/23 at 100.00	N/R (6)	1,038,487
1,685	5.250%, 5/01/29	11/23 at 100.00	BBB+	1,893,215

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,250	5.000%, 2/15/20	No Opt. Call	Ba2	1,274,175
1,000	5.000%, 2/15/21	No Opt. Call	Ba2	1,040,510
2,250	5.000%, 2/15/27	2/23 at 100.00	Ba2	2,412,810

2,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	A–	2,045,120

7,515	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	6,462,900

13,410	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18 (7)	No Opt. Call	CCC+	13,410,000

20,775	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory Put 9/15/21) (7)	No Opt. Call	N/R	20,775,000

25,640	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	22,050,400

2,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (7)	No Opt. Call	N/R	1,775,900

3,105	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	2,670,300

	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B:
1,500	3.625%, 12/01/33 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	1,290,000
215	3.125%, 1/01/34 (7)	No Opt. Call	N/R	184,900

1,730	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (7)	No Opt. Call	N/R	1,487,800

3,540	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory Put 5/01/20) (AMT) (7)	No Opt. Call	N/R	3,044,400

1,115	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (7)	No Opt. Call	N/R	1,115,000

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$11,485	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	B–	$11,776,834

8,230	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28 (AMT), 144A	No Opt. Call	N/R	8,586,853

720	Ohio Housing Finance Agency, Multifamily Housing Revenue Bonds, Sanctuary at Springboro Project, Series 20017, 5.125%, 1/01/32, 144A	10/25 at 101.00	N/R	734,940

9,250	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (AMT)	5/19 at 100.00	B1	9,263,967

265	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (AMT)	5/19 at 100.00	B1	265,472

1,775	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B	1,824,700

8,610	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (7)	No Opt. Call	N/R	7,404,600

11,855	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (7)	No Opt. Call	N/R	10,195,300

14,995	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory Put 6/03/19) (7)	No Opt. Call	N/R	12,895,700

2,290	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (7)	No Opt. Call	N/R	1,969,400

4,990	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory Put 5/01/20) (AMT) (7)	No Opt. Call	N/R	4,291,400

705	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory Put 7/01/20) (7)	No Opt. Call	N/R	606,300

3,745	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory Put 6/03/19) (7)	No Opt. Call	N/R	3,220,700

250	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A, 5.625%, 7/01/25	7/24 at 100.00	N/R	256,647

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015:
430	5.000%, 12/01/23	No Opt. Call	BB–	465,578
595	5.000%, 12/01/24	No Opt. Call	BB–	652,905
415	5.000%, 12/01/25	12/24 at 100.00	BB–	457,903
2,670	5.500%, 12/01/29	12/24 at 100.00	BB–	2,993,284

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB–	2,418,730
1,920	6.000%, 12/01/42	12/22 at 100.00	BB–	2,041,920

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,010	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (AMT)	5/19 at 100.00	B1	$2,013,055

	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, LLC – The University of Toledo Project, Series 2014A:
1,485	5.000%, 7/01/24	No Opt. Call	BBB–	1,601,424
2,250	5.000%, 7/01/29	7/24 at 100.00	BBB–	2,380,522

7,630	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	7,850,431
309,905	Total Ohio			297,731,480

	Oklahoma – 0.8%

2,955	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/33	8/28 at 100.00	BB+	3,380,786

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017:
500	5.000%, 11/15/26	11/25 at 102.00	BBB–	576,320
600	5.000%, 11/15/28	11/25 at 102.00	BBB–	685,290
400	5.000%, 11/15/29	11/25 at 102.00	BBB–	455,040
1,780	5.000%, 11/15/30	11/25 at 102.00	BBB–	2,016,865
730	5.000%, 11/15/32	11/25 at 102.00	BBB–	819,169

9,875	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (AMT)	6/23 at 100.00	N/R	10,676,751

22,375	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	BB–	24,574,686
39,215	Total Oklahoma			43,184,907

	Oregon – 0.1%

750	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds, Willamette View Project, Series 2017A, 5.000%, 11/15/32	11/25 at 102.00	N/R	841,613

145	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.000%, 10/01/19	No Opt. Call	N/R	147,018

840	Oregon Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 4.000%, 10/01/21	No Opt. Call	BBB–	873,214

430	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 4.500%, 6/15/28	6/25 at 100.00	N/R	430,206

900	Oregon Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 6.875%, 11/01/27	5/19 at 100.50	N/R	899,064

75	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Series 2012B, 3.700%, 7/01/32 (AMT)	7/22 at 100.00	Aaa	75,156

550	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	N/R	595,265

405	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	5/19 at 100.00	N/R	407,005
4,095	Total Oregon			4,268,541

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania – 6.9%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
$10,500	6.750%, 11/01/24	11/19 at 100.00	B	$10,657,500
1,370	6.875%, 5/01/30	11/19 at 100.00	B	1,381,631

5,045	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.750%, 12/01/27	12/21 at 100.00	B	5,239,283

5,955	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2007A-1, 2.653%, 2/01/37 (3-Month LIBOR*67% reference rate + 0.82% spread) (5)	8/19 at 100.00	A+	5,834,947

580	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	604,911

8,675	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	5/19 at 100.00	N/R	8,505,404

2,000	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017, 5.875%, 7/01/32, 144A	7/24 at 100.00	N/R	1,998,880

2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/32	5/22 at 100.00	Baa3	2,097,180

1,625	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Ba3	1,832,041

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
16,240	5.000%, 5/01/28, 144A	No Opt. Call	N/R	17,274,975
1,685	5.125%, 5/01/32, 144A	5/28 at 100.00	N/R	1,772,991

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017:
3,750	5.000%, 5/01/27, 144A	No Opt. Call	Ba3	4,191,525
12,075	5.000%, 5/01/32, 144A	5/27 at 100.00	Ba3	13,348,309

6,385	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory Put 7/01/21) (7)	No Opt. Call	N/R	5,491,100

4,225	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21) (7)	No Opt. Call	N/R	4,225,000

7,950	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	6,837,000

18,760	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20) (7)	No Opt. Call	N/R	16,133,600

8,470	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (7)	No Opt. Call	N/R	7,284,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$3,210	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, US Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	B	$3,344,948

3,130	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.000%, 3/15/26	No Opt. Call	BBB–	3,435,707

5,000	Butler County General Authority, Pennsylvania, School Revenue Bonds, Butler Area School District Project, Series 2007, 2.437%, 10/01/34 (3-Month LIBOR*67% reference rate + 0.70% spread) (5)	5/19 at 100.00	A2	4,768,300

2,890	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (AMT)	No Opt. Call	B–	2,916,444

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
905	5.000%, 12/01/21	No Opt. Call	N/R	946,241
295	5.000%, 12/01/30	12/25 at 100.00	N/R	305,284

1,645	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 4.000%, 12/15/27	No Opt. Call	BBB–	1,677,670

1,620	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.000%, 10/15/22	No Opt. Call	BB+	1,663,384

2,790	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2017A, 5.000%, 10/15/27	4/27 at 100.00	BB+	2,976,149

700	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 3.750%, 10/01/24	No Opt. Call	BBB–	714,616

275	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018, 4.375%, 3/01/28, 144A	No Opt. Call	N/R	280,250

750	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2019, 5.000%, 9/30/19, 144A	No Opt. Call	N/R	751,020

1,000	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	Baa3	1,027,770

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
655	5.000%, 5/01/23	No Opt. Call	Baa3	704,426
500	5.000%, 5/01/24	No Opt. Call	Baa3	547,035
2,500	5.000%, 5/01/37	5/24 at 100.00	Baa3	2,610,325

	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2007C:
7,620	2.409%, 6/01/27 (3-Month LIBOR*67% reference rate + 0.65% spread) (5)	5/19 at 100.00	A+	7,398,410
8,000	2.510%, 6/01/37 (3-Month LIBOR*67% reference rate + 0.75% spread) (5)	5/19 at 100.00	A+	7,250,400

60,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2018E, 2.546%, 9/01/48 (UB) (4)	9/24 at 100.00	A+	59,737,800

515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	Ba1	552,420

870	East Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2018A, 4.125%, 10/01/39 – BAM Insured	10/22 at 100.00	A2	886,356

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$270	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	$271,085

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014:
870	5.000%, 7/01/22	No Opt. Call	BBB–	932,901
405	5.000%, 7/01/24	No Opt. Call	BBB–	447,768
1,000	5.000%, 7/01/29	7/24 at 100.00	BBB–	1,086,260

2,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	2,205,880

1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	1,031,690

	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement Community, Series 2017A:
2,190	4.500%, 12/01/29	6/27 at 100.00	N/R	2,260,825
500	5.000%, 12/01/32	6/27 at 100.00	N/R	531,640

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.000%, 5/01/20	No Opt. Call	BBB	1,027,000
1,000	5.000%, 5/01/22	No Opt. Call	BBB	1,065,530

3,230	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	3,278,385

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Holy Redeemer Health System Inc., Refunding Series 2014A:
1,165	5.000%, 10/01/24	No Opt. Call	Ba1	1,298,369
1,200	5.000%, 10/01/25	10/24 at 100.00	Ba1	1,336,668
2,030	5.000%, 10/01/26	10/24 at 100.00	Ba1	2,255,066

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	1,015,890

1,845	Northampton County Industrial Development Authority, Pennsylvania, Tax increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	2,075,182

635	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/27	3/26 at 100.00	BBB	708,012

8,585	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (Mandatory Put 7/01/20) (7)	No Opt. Call	N/R	7,383,100

40	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (Mandatory Put 6/01/19) (7)	No Opt. Call	N/R	34,400

11,900	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009B, 5.000%, 12/01/38 (Mandatory Put 9/01/20)	No Opt. Call	B3	11,996,390

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$44,695	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory Put 9/01/20)	No Opt. Call	B3	$45,057,029

2,770	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (6)	2,836,951

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
350	5.000%, 6/30/24 (AMT)	No Opt. Call	BBB	393,505
750	5.000%, 12/31/26 (AMT)	6/26 at 100.00	BBB	866,745

6,050	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.000%, 6/01/31 (AMT)	5/19 at 100.00	B1	6,051,755

120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	126,180

	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
200	5.000%, 7/01/31	7/27 at 100.00	BB	212,332
500	5.000%, 7/01/32	7/27 at 100.00	BB	528,680

7,000	Philadelphia Authority for Industrial Development Senior Living Facilities, Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Taxable Series 2017B, 6.250%, 7/01/31	No Opt. Call	BB	7,119,000

1,855	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23	No Opt. Call	N/R	1,938,549

70	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/19 – AGM Insured	No Opt. Call	BBB+	70,770

875	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017C, 5.300%, 7/01/42	7/22 at 100.00	N/R	876,470

3,190	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2007F, 2.628%, 11/15/34 (3-Month LIBOR*67% reference rate + 0.83% spread) (5)	5/19 at 100.00	AA–	3,137,078

	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series 2017:
1,745	5.000%, 9/01/24, 144A	No Opt. Call	BB+	1,922,030
405	5.000%, 9/01/25, 144A	No Opt. Call	BB+	450,198
420	5.000%, 9/01/26, 144A	No Opt. Call	BB+	469,421
440	5.000%, 9/01/27, 144A	No Opt. Call	BB+	494,362
1,585	5.000%, 9/01/28, 144A	9/27 at 100.00	BB+	1,788,451
3,650	5.000%, 9/01/29, 144A	9/27 at 100.00	BB+	4,092,745

	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
2,175	5.000%, 11/15/26	5/24 at 100.00	BB+	2,381,299
9,265	5.000%, 11/15/32	5/24 at 100.00	BB+	9,919,202

5,000	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/36	6/26 at 100.00	BB+	5,194,800

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$220	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (6)	$225,005

	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
975	5.000%, 7/01/29	7/27 at 100.00	Ba1	1,105,952
3,100	5.000%, 7/01/31	7/27 at 100.00	Ba1	3,465,211
1,000	5.000%, 7/01/32	7/27 at 100.00	Ba1	1,110,070
7,370	5.000%, 7/01/33	7/27 at 100.00	Ba1	8,155,200
6,890	5.000%, 7/01/34	7/27 at 100.00	Ba1	7,594,434

845	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax increment Bonds, Series 2018, 4.000%, 7/01/23	No Opt. Call	BB	849,402
377,535	Total Pennsylvania			379,880,299

	Puerto Rico – 3.5%

12,000	Employees Retirement System of the Government of the Commonwealth of Puerto Rico, Senior Pension Funding Bonds, Series 2008B, 0.000%, 7/01/28	5/19 at 56.14	D	3,298,800

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
1,115	6.125%, 7/01/24	No Opt. Call	C	1,145,662
20,840	6.000%, 7/01/38	5/19 at 100.00	C	20,918,150
9,940	6.000%, 7/01/44	5/19 at 100.00	C	9,977,275

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
7,545	5.000%, 7/01/19	No Opt. Call	C	7,545,000
11,920	5.000%, 7/01/21	No Opt. Call	C	12,009,400
6,875	5.500%, 7/01/28	7/22 at 100.00	C	6,926,562
1,035	5.000%, 7/01/33	7/22 at 100.00	C	1,011,713
4,570	5.125%, 7/01/37	7/22 at 100.00	C	4,467,175
3,000	5.750%, 7/01/37	7/22 at 100.00	C	3,000,000
1,380	5.250%, 7/01/42	7/22 at 100.00	C	1,359,300

600	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012B, 4.900%, 7/01/20	5/19 at 100.00	C	578,250

6,695	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 6.125%, 7/01/40 (7)	7/20 at 100.00	D	4,703,237

500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%, 7/01/30 – AGM Insured	5/19 at 100.00	D	512,905

1,260	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010ZZ, 5.250%, 7/01/24 (7)	7/20 at 100.00	D	894,600

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
400	4.625%, 7/01/25 (7)	5/19 at 100.00	D	277,000
1,795	5.250%, 7/01/27 (7)	7/20 at 100.00	D	1,274,450

645	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 4.625%, 7/01/25 (7)	7/20 at 100.00	D	446,663

4,945	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 6.050%, 7/01/32 (7)	7/20 at 100.00	D	3,473,862

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Puerto Rico (continued)

$2,630	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 2.671%, 7/01/27	No Opt. Call	C	$2,399,875

785	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	5/19 at 100.00	A2	808,613

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
4,340	0.000%, 7/01/24	No Opt. Call	N/R	3,649,419
15,537	0.000%, 7/01/27	No Opt. Call	N/R	11,604,430
11,698	0.000%, 7/01/29	7/28 at 98.64	N/R	7,771,215
37,022	0.000%, 7/01/31	7/28 at 91.88	N/R	21,947,752
33,574	0.000%, 7/01/33	7/28 at 86.06	N/R	17,859,018
33,900	4.500%, 7/01/34	7/25 at 100.00	N/R	34,358,667

	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
560	5.000%, 6/01/20	5/19 at 100.00	C	560,000
7,800	5.000%, 6/01/21	5/19 at 100.00	C	7,790,250
505	5.000%, 6/01/22	5/19 at 100.00	C	503,738
250	5.000%, 6/01/24	5/19 at 100.00	C	248,750
275	5.000%, 6/01/30	5/19 at 100.00	C	272,250

	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
230	5.000%, 6/01/21	5/19 at 100.00	C	229,713
375	5.000%, 6/01/22	5/19 at 100.00	C	374,063
246,541	Total Puerto Rico			194,197,757

	Rhode Island – 0.0%

1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23 (ETM)	No Opt. Call	N/R (6)	1,272,338

	South Carolina – 0.2%

750	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (AMT)	No Opt. Call	BBB	789,758

30	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20 (ETM)	No Opt. Call	N/R (6)	30,531

415	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 4.500%, 8/15/25, 144A	2/25 at 100.00	BB	421,238

625	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	644,906

1,560	South Carolina Jobs-Economic Development Authority, Educational Facilities Revenue Bonds, High Point Academy Project, Series 2018A, 5.000%, 6/15/29, 144A	12/26 at 100.00	Ba1	1,704,596

	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, Lutheran Homes of South Carolina Inc., Series 2013:
1,870	5.000%, 5/01/21	No Opt. Call	N/R	1,944,837
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,236,210
1,000	5.000%, 5/01/23	No Opt. Call	N/R	1,070,690

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$400	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A, 5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (6)	$460,480

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
540	5.000%, 12/01/27	6/26 at 100.00	A–	633,458
125	5.000%, 12/01/28	6/26 at 100.00	A–	145,951
830	5.000%, 12/01/29	6/26 at 100.00	A–	963,630

	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1:
425	3.125%, 12/01/22	No Opt. Call	N/R	426,233
1,310	5.000%, 12/01/26	12/23 at 100.00	N/R	1,382,273
11,050	Total South Carolina			11,854,791

	South Dakota – 0.0%

160	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 5.000%, 12/01/20	12/19 at 100.00	Baa3	163,566

	Tennessee – 1.3%

500	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%, 1/01/31	1/25 at 102.00	N/R	529,920

	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
1,205	0.000%, 12/01/19, 144A	No Opt. Call	N/R	1,170,296
1,180	0.000%, 12/01/20, 144A	No Opt. Call	N/R	1,094,179
2,350	0.000%, 12/01/21, 144A	No Opt. Call	N/R	2,071,595
2,535	0.000%, 12/01/22, 144A	No Opt. Call	N/R	2,121,465
3,670	0.000%, 12/01/23, 144A	No Opt. Call	N/R	2,914,971
1,905	0.000%, 12/01/24, 144A	No Opt. Call	N/R	1,432,255
3,135	0.000%, 12/01/25, 144A	No Opt. Call	N/R	2,219,517
3,245	0.000%, 12/01/26, 144A	No Opt. Call	N/R	2,166,751
3,310	0.000%, 12/01/31, 144A	No Opt. Call	N/R	1,636,001

1,850	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Series 2016A, 5.000%, 12/01/35, 144A	12/26 at 100.00	N/R	1,873,366

1,500	Bristol Industrial Development Board, Tennessee, Tax increment Revenue Bonds, Pinnacle Project, Series 2016, 5.000%, 6/01/27	6/26 at 100.00	N/R	1,536,210

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
700	5.000%, 10/01/24	No Opt. Call	Baa2	794,661
1,135	5.000%, 10/01/25	10/24 at 100.00	Baa2	1,289,054

815	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding & Improvement Series 2013, 4.000%, 2/15/23	No Opt. Call	BB–	791,903

1,190	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2017, 5.000%, 4/01/36	4/27 at 100.00	BBB	1,316,438

	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
17,710	5.250%, 5/01/25, 144A	11/24 at 100.00	N/R	16,002,579
3,685	6.000%, 5/01/34, 144A	11/24 at 100.00	N/R	3,210,925

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$1,060	Memphis/Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tax increment Revenue Bonds, Graceland Project, Senior Series 2017A, 4.750%, 7/01/27	No Opt. Call	N/R	$1,122,964

1,860	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 4.625%, 6/15/27, 144A (7)	No Opt. Call	N/R	1,575,215

	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
4,000	6.500%, 6/01/27, 144A	No Opt. Call	N/R	4,163,840
12,635	7.125%, 6/01/32, 144A	6/27 at 100.00	N/R	13,718,451

850	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	BBB+	907,698

5,456	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,431,806

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
925	5.000%, 2/01/20	No Opt. Call	Baa2	945,322
40	5.000%, 2/01/24	No Opt. Call	Baa2	44,392
190	5.000%, 2/01/25	No Opt. Call	Baa2	213,847
78,636	Total Tennessee			73,295,621

	Texas – 5.8%

935	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Area 1 Project, Series 2019, 5.750%, 9/01/29, 144A	No Opt. Call	N/R	944,322

535	Anna, Texas, Special Assessment Revenue Bonds, Hurricane Creek Public Improvement District Major Improvement Area Project, Series 2019, 6.000%, 9/01/29, 144A	No Opt. Call	N/R	540,532

520	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017, 4.250%, 9/01/27	No Opt. Call	N/R	518,528

1,000	Argyle, Texas, Special Assessment Revenue Bonds, Waterbrook of Argyle Public Improvement District Project, Series 2018, 4.625%, 9/01/28, 144A	No Opt. Call	N/R	999,960

700	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 3.800%, 8/15/26	8/21 at 100.00	BB+	701,078

155	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28 (Pre-refunded 8/15/20)	8/20 at 100.00	BBB– (6)	165,289

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
530	4.000%, 6/15/26	6/21 at 100.00	BB	534,431
210	5.000%, 6/15/36	6/21 at 100.00	BB	213,486

730	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, UME Preparatory Academy, Taxable Series 2017A, 4.550%, 8/15/28	8/27 at 100.00	N/R	736,037

	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2 Project, Series 2018:
600	5.000%, 9/01/23, 144A	No Opt. Call	N/R	605,598
530	5.500%, 9/01/28, 144A	9/23 at 103.00	N/R	541,612

1,150	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Winn Ridge South Public Improvement District Project, Series 2017, 5.500%, 9/01/27, 144A	No Opt. Call	N/R	1,160,741

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
$165	5.000%, 1/01/30	1/27 at 100.00	BBB+	$190,116
1,800	5.000%, 1/01/31	1/27 at 100.00	BBB+	2,067,246
1,700	5.000%, 1/01/32	1/27 at 100.00	BBB+	1,939,717
985	5.000%, 1/01/33	1/27 at 100.00	BBB+	1,120,969
580	5.000%, 1/01/34	1/27 at 100.00	BBB+	657,917

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B:
575	5.000%, 1/01/27	No Opt. Call	BBB–	645,495
390	5.000%, 1/01/28	1/27 at 100.00	BBB–	437,814
725	5.000%, 1/01/29	1/27 at 100.00	BBB–	813,885
700	5.000%, 1/01/30	1/27 at 100.00	BBB–	780,227

480	Austin, Travis, Williamson and Hays Counties, Texas, Special Assessment Revenue Bonds, Whisper Valley Public Improvement District Improvement Area 1, Series 2019, 4.000%, 11/01/29 (WI/DD, Settling 4/16/19), 144A	No Opt. Call	N/R	479,165

	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phase 1 Project, Series 2018:
545	4.125%, 9/01/23, 144A	No Opt. Call	N/R	546,461
1,090	4.625%, 9/01/28, 144A	No Opt. Call	N/R	1,097,216

	Celina, Texas, Special Assessment Revenue Bonds, Cambridge Crossing Public Improvement District Phases 2-7 Major Improvement Project, Series 2018:
690	4.375%, 9/01/23, 144A	No Opt. Call	N/R	691,842
1,395	5.000%, 9/01/28, 144A	No Opt. Call	N/R	1,406,286

2,425	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 6.375%, 9/01/28	9/22 at 103.00	N/R	2,462,612

925	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014, 6.750%, 9/01/24	9/22 at 103.00	N/R	928,237

300	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 Project, Series 2018, 5.125%, 9/01/28, 144A	No Opt. Call	N/R	302,277

305	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016, 4.200%, 9/01/27	9/26 at 100.00	N/R	300,739

205	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1B, Series 2018, 4.750%, 9/01/28, 144A	No Opt. Call	N/R	209,688

	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Project, Series 2018:
245	4.625%, 9/01/23	No Opt. Call	N/R	247,293
375	5.000%, 9/01/28	No Opt. Call	N/R	383,483

600	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.375%, 9/01/28	9/20 at 103.00	N/R	613,548

1,200	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015, 5.500%, 9/01/24	9/22 at 103.00	N/R	1,218,240

1,350	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 5.750%, 9/01/32	9/27 at 100.00	N/R	1,367,293

520	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/32	9/27 at 100.00	N/R	531,097

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
$345	4.375%, 9/01/26, 144A	9/22 at 103.00	N/R	$347,001
100	5.000%, 9/01/36, 144A	9/22 at 103.00	N/R	100,540

10,070	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	Baa1	11,228,654

780	City of Shenandoah, Montgomery County, Texas, Special Assessment Revenue Bonds, Metropark Public Improvement District, Series 2018, 5.000%, 9/01/28	No Opt. Call	N/R	779,969

700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2016B, 5.000%, 8/15/26	No Opt. Call	BBB+	817,558

850	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016, 5.750%, 9/01/28	9/23 at 103.00	N/R	830,068

315	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	315,252

1,400	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014, 5.000%, 6/01/22 (7)	No Opt. Call	B3	1,379,000

785	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H Wood Jr Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23	No Opt. Call	BBB–	820,411

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
255	5.000%, 9/01/21	No Opt. Call	BBB–	270,081
230	5.000%, 9/01/22	No Opt. Call	BBB–	248,996
325	5.000%, 9/01/23	No Opt. Call	BBB–	358,735
305	5.000%, 9/01/24	No Opt. Call	BBB–	341,448
1,785	5.250%, 9/01/29	9/24 at 100.00	BBB–	1,999,968

1,070	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.125%, 9/01/28	9/19 at 103.00	N/R	1,093,497

11,080	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	B3	11,120,553

785	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (AMT)	5/19 at 100.00	B3	788,839

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvement District 2, Series 2017:
280	4.000%, 9/01/23	No Opt. Call	BBB–	299,734
295	4.000%, 9/01/24	No Opt. Call	BBB–	318,081
310	4.000%, 9/01/25	No Opt. Call	BBB–	335,113
335	4.000%, 9/01/27	No Opt. Call	BBB–	363,753

560	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase 13-16 Project, Refunding & Improvement Series 2017, 4.500%, 9/01/27	No Opt. Call	N/R	577,763

190	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014, 6.000%, 9/01/26 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (6)	198,617

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 6.750%, 9/01/28 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (6)	$525,600

425	Hackberry, Texas, Special Assessment Revenue Bonds, Rivendale by the Lake Public Improvement District 2 Phases 4-6, Series 2017, 4.125%, 9/01/27	No Opt. Call	N/R	428,149

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
915	5.000%, 6/01/23	No Opt. Call	Baa2	990,908
1,400	5.000%, 6/01/28	6/23 at 100.00	Baa2	1,487,752

2,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	BB	1,121,008

5,500	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	5,746,070

2,000	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 6.250%, 9/15/27	9/25 at 100.00	N/R	1,999,920

1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (AMT)	7/21 at 100.00	Ba3	1,355,250

5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (AMT)	No Opt. Call	BB	5,153,600

9,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Airport Improvement Projects, Series 2018C, 5.000%, 7/15/28 (AMT)	No Opt. Call	BB	10,494,090

3,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)	No Opt. Call	BB	3,498,030

	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014:
9,250	4.500%, 7/01/20 (AMT)	No Opt. Call	Ba3	9,468,207
13,775	4.750%, 7/01/24 (AMT)	No Opt. Call	Ba3	14,910,886

1,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/25	No Opt. Call	BBB+	1,151,580

1,500	Leander, Texas, Special Assessment Revenue Bonds, Deerbrooke Public Improvement District Southern Improvement Area Project, Series 2017, 4.125%, 9/01/28, 144A	9/26 at 100.00	N/R	1,487,835

650	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014, 5.375%, 9/01/28	9/19 at 103.00	N/R	651,671

565	Little Elm, Texas, Special Assessment Revenue Bonds, Hillstone Pointe Public Improvement District 2 Phase 1-1A Project, Series 2017, 5.250%, 9/01/27, 144A	No Opt. Call	N/R	569,017

425	Little Elm, Texas, Special Assessment Revenue Bonds, Lakeside Estates Public Improvement District 2 Project, Series 2017, 4.500%, 9/01/27, 144A	No Opt. Call	N/R	421,753

5,850	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)	No Opt. Call	A	7,112,898

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$50	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	6/23 at 100.00	Baa1	$51,865

500	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015, 5.125%, 9/15/28	9/20 at 103.00	N/R	504,240

315	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Series 2014, 5.000%, 2/15/24	No Opt. Call	BB+	332,218

	Mesquite, Texas, Special Assessment Bonds, Heartland Town Center Public Improvement District Phase 1 Project, Series 2018:
290	4.375%, 9/01/23, 144A	No Opt. Call	N/R	291,691
290	4.750%, 9/01/28, 144A	No Opt. Call	N/R	293,289
325	5.125%, 9/01/28, 144A	No Opt. Call	N/R	327,187

31,830	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A	10/21 at 105.00	BB–	33,107,656

6,665	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33 (AMT), 144A	12/23 at 103.00	N/R	6,710,722

5,865	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 6.500%, 1/01/26 (AMT), 144A (7)	No Opt. Call	N/R	5,278,500

	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien Series 2018:
715	5.000%, 9/15/33	9/25 at 100.00	BBB–	796,503
1,590	5.000%, 9/15/35	9/25 at 100.00	BBB–	1,761,354
1,110	5.000%, 9/15/36	9/25 at 100.00	BBB–	1,226,184
1,745	5.000%, 9/15/37	9/25 at 100.00	BBB–	1,918,296

635	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Beta Academy, Series 2018A, 5.125%, 8/15/29, 144A	8/24 at 100.00	N/R	650,062

1,290	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc., Series 2016A, 4.000%, 8/01/28, 144A	8/21 at 100.00	BB	1,277,358

	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
400	3.625%, 8/15/22, 144A	8/21 at 100.00	BB	398,920
610	4.250%, 8/15/27, 144A	8/21 at 100.00	BB	612,568

1,805	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.000%, 1/01/24	No Opt. Call	N/R	1,882,669

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, LLC-Texas A&M University-Corpus Christi Project, Series 2014A:

465	4.000%, 4/01/20	No Opt. Call	BBB–	467,985
540	5.000%, 4/01/21	No Opt. Call	BBB–	556,022
655	5.000%, 4/01/23	No Opt. Call	BBB–	687,612
690	5.000%, 4/01/24	No Opt. Call	BBB–	729,937
300	5.000%, 4/01/25	4/24 at 100.00	BBB–	316,245
3,280	5.000%, 4/01/29	4/24 at 100.00	BBB–	3,413,660

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$355	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A, 5.000%, 4/01/36	4/26 at 100.00	B1	$358,337

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation-College Station I LLC-Texas A&M University Project, Series 2014A:
450	4.000%, 4/01/24 – AGM Insured	No Opt. Call	A2	487,148
2,250	5.000%, 4/01/29	4/24 at 100.00	BBB–	2,410,965

725	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation-Stephenville II, LLC-Tarleton State University Project, Series 2014A, 5.000%, 4/01/29	4/24 at 100.00	BBB–	783,783

430	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation-Stephenville III, LLC-Tarleton State University Project, Series 2015A, 5.000%, 4/01/24	No Opt. Call	BBB–	472,355

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A:
305	5.000%, 4/01/24	No Opt. Call	Baa3	322,653
2,345	5.000%, 4/01/29	4/24 at 100.00	Baa3	2,443,795

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD-College Station Properties LLC-Texas A&M University Project, Series 2015A:
1,250	3.000%, 7/01/22	No Opt. Call	CCC	1,137,237
480	5.000%, 7/01/24	No Opt. Call	CCC	437,242
13,500	5.000%, 7/01/30	7/25 at 100.00	CCC	12,371,400

1,000	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc., Series 2017A, 5.000%, 6/15/32	6/22 at 100.00	N/R	1,030,030

	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc., Series 2018:
250	4.250%, 6/15/28	6/22 at 100.00	N/R	254,333
500	5.000%, 6/15/33	6/22 at 100.00	N/R	514,105

175	Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement District 1 Estates at Remington Park, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	174,253

1,970	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/29	2/24 at 100.00	Ba2	2,091,194

500	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 5.625%, 12/15/22 (7)	12/21 at 100.00	N/R	311,250

	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016:
180	4.900%, 9/15/24	3/24 at 102.00	N/R	173,518
400	5.375%, 9/15/30	3/24 at 102.00	N/R	389,488

670	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Improvement Area 1 Project, Series 2017, 4.250%, 9/15/28, 144A	9/27 at 100.00	N/R	665,350

900	Royse City, Rockwall County, Texas, Special Assessment Revenue Bonds, Waterscape Public improvement District Major Improvement Area Project, Series 2017, 4.750%, 9/15/28, 144A	9/27 at 100.00	N/R	894,564

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
$770	5.500%, 8/01/22	No Opt. Call	BBB+	$846,192
450	5.500%, 8/01/27	No Opt. Call	BBB+	540,041

	San Marcos City, Hays, Caldwell and Guadalupe Counties, Texas, Special Assessment Revenue Bonds, San Marcos Trace Public Improvement District Series 2019:
1,005	4.500%, 9/01/24, 144A	No Opt. Call	N/R	1,018,949
1,270	5.000%, 9/01/29, 144A	9/28 at 100.00	N/R	1,303,147

3,270	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A, 6.000%, 11/15/27	5/27 at 100.00	N/R	3,681,006

5,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 50 Series 2017B-3, 3.875%, 11/15/22	5/19 at 100.00	N/R	5,251,365

6,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 65 Series 2017B-2, 4.500%, 11/15/23	11/19 at 100.00	N/R	6,533,280

8,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 80 Series 2017B-1, 5.625%, 11/15/24	11/19 at 100.00	N/R	8,849,137

1,155	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Refunding Series 2015A, 5.000%, 11/15/22	No Opt. Call	BB–	1,191,151

1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2007, 5.500%, 11/15/22 (7)	5/19 at 100.00	D	790,000

1,845	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015A, 5.000%, 11/15/25 (7)	No Opt. Call	D	1,457,550

5,730	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015B-1, 4.500%, 11/15/21 (7)	5/19 at 100.00	D	4,526,700

460	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 2.449%, 12/15/26 (3-Month LIBOR*67% reference rate + 0.70% spread) (5)	4/19 at 100.00	A–	457,498

35,280	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006C, 3.199%, 12/15/26 (3-Month LIBOR*67% reference rate + 1.45% spread) (5)	4/19 at 100.00	N/R	34,554,643

12,470	Texas State Department of Housing and Community Affairs, Multifamily Housing Revenue Bonds, East Texas Pines Apartments, Custodial Receipts CR-021-2006, 5.800%, 10/01/46 (Mandatory Put 4/01/24) (AMT), 144A	4/24 at 100.00	N/R	13,459,370

750	Town Of Hickory Creek, Denton County, Texas, Special Assessment Revenue Bonds, Hickory Creek Public Improvement District, Series 2018, 5.125%, 9/01/28	No Opt. Call	N/R	752,865

	Travis County Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Longhorn Village Project, Refunding Series 2012A:
250	6.000%, 1/01/22 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (6)	268,827
455	6.000%, 1/01/22	1/21 at 100.00	N/R	472,759

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Series 2015:
$269	4.000%, 12/01/21	No Opt. Call	N/R	$276,107
550	4.000%, 12/01/27	12/24 at 100.00	N/R	545,210

2,060	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax increment Revenue Bonds, Utility Improvement Series 2018, 4.000%, 12/01/38 – AGM Insured	12/23 at 100.00	AA	2,106,803

675	Vista Lago, Travis County, Texas, Special Assessment Revenue Bonds, Tessera on Lake Travis Public Improvement District Improvement Area #2 Project, Series 2018, 4.500%, 9/01/27	No Opt. Call	N/R	671,240

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
2,700	5.500%, 9/01/25	No Opt. Call	N/R	2,721,006
1,840	6.125%, 9/01/35	9/25 at 100.00	N/R	1,858,805
310,934	Total Texas			318,057,726

	Utah – 0.3%

2,100	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39 (AMT), 144A	12/27 at 100.00	N/R	2,031,057

500	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 4.300%, 4/15/25, 144A	4/20 at 100.00	BB+	502,360

11,610	Utah Infrastructure Agency, Telecommunications and Franchise Tax Revenue, Series 2017A, 5.000%, 10/15/29	10/27 at 100.00	BBB–	12,824,406

500	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A, 6.500%, 10/15/33	5/19 at 100.00	BB+	500,845

2,760	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 4.500%, 7/15/27, 144A	No Opt. Call	BB	2,771,206
17,470	Total Utah			18,629,874

	Vermont – 0.5%

2,190	Burlington, Vermont, Airport Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/28	7/22 at 100.00	Baa2	2,293,193

	Burlington, Vermont, Electric System Revenue Bonds, Series 2011A:
265	5.500%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (6)	287,226
315	5.625%, 7/01/30 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (6)	342,282
460	5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A3 (6)	501,106

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Champlain College Project, Series 2016A:
695	5.000%, 10/15/26	No Opt. Call	BBB	806,318
875	5.000%, 10/15/28	10/26 at 100.00	BBB	1,004,657
1,000	5.000%, 10/15/30	10/26 at 100.00	BBB	1,137,010
1,000	5.000%, 10/15/31	10/26 at 100.00	BBB	1,129,100

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College Project, Series 2012:
170	5.000%, 10/01/24	10/22 at 100.00	BBB	183,777
555	5.000%, 10/01/25	10/22 at 100.00	BBB	597,457
805	5.000%, 10/01/27	10/22 at 100.00	BBB	861,664

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Vermont (continued)

$16,390	Vermont Student Assistance Corporation, Education Loan Revenue Bonds, LIBOR Floating Rate Notes Series 2012B, 5.595%, 12/03/35 (AMT) (3-Month LIBOR*100% reference rate + 3.00% spread) (5)	No Opt. Call	AA	$17,130,588
24,720	Total Vermont			26,274,378

	Virgin Islands – 0.9%

475	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	N/R	431,062

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C:
955	5.000%, 10/01/19	No Opt. Call	N/R	940,675
660	5.000%, 10/01/24	No Opt. Call	N/R	627,000
450	5.000%, 10/01/30	10/24 at 100.00	N/R	412,875

2,160	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/24	No Opt. Call	N/R	2,052,000

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
5,060	5.000%, 10/01/25	10/20 at 100.00	Caa2	4,908,200
2,710	5.000%, 10/01/29	10/20 at 100.00	Caa2	2,628,700

2,685	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24	No Opt. Call	Caa2	2,604,450

1,391	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	Caa2	1,349,270

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A:
355	5.000%, 10/01/27	10/22 at 100.00	Caa2	344,350
4,680	5.000%, 10/01/32	10/22 at 100.00	Caa2	4,527,900

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Caa3	481,250

5,605	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.000%, 10/01/25	10/20 at 100.00	Caa3	5,380,800

8,855	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Caa3	8,500,800

	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A:
2,000	6.625%, 10/01/29	10/19 at 100.00	Caa3	1,965,000
1,780	6.750%, 10/01/37	10/19 at 100.00	Caa3	1,748,850

5,555	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, BANS Series 2018B, 7.000%, 7/01/20, 144A	No Opt. Call	N/R	5,546,168

2,585	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/21	No Opt. Call	CCC	2,500,987

3,610	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2003, 4.500%, 7/01/28 – AMBAC Insured	5/19 at 100.00	CCC	3,612,888

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	5/19 at 100.00	Caa2	917,500
53,071	Total Virgin Islands			51,480,725

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 0.4%

	Ballston Quarter Community Development Authority, Arlington County, Virginia, Revenue Bonds, Series 2016A:
$1,000	5.000%, 3/01/26	No Opt. Call	N/R	$1,035,810
2,000	5.125%, 3/01/31	3/27 at 100.00	N/R	2,097,300

2,730	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 5.000%, 11/01/29	11/24 at 100.00	N/R	2,593,336

895	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 4.500%, 3/01/25, 144A	No Opt. Call	N/R	917,438

960	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/20	No Opt. Call	Baa1	997,661

	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2014:
1,000	5.000%, 6/15/26	6/24 at 100.00	Baa1	1,134,800
2,000	5.000%, 6/15/27	6/24 at 100.00	Baa1	2,266,040

1,765	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 4.000%, 3/01/25, 144A	No Opt. Call	N/R	1,772,395

405	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc. – Harbor’s Edge Project, Refunding Series 2014, 4.000%, 1/01/24	No Opt. Call	N/R	416,988

2,790	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 3.125%, 7/01/20, 144A	7/19 at 100.00	N/R	2,784,197

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B:
1,480	5.000%, 7/01/23, 144A	No Opt. Call	BB+	1,589,801
1,550	5.000%, 7/01/24, 144A	No Opt. Call	BB+	1,681,363
1,635	5.000%, 7/01/25, 144A	No Opt. Call	BB+	1,789,704

1,615	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.500%, 4/01/28, 144A	No Opt. Call	N/R	1,864,614

100	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/47 (AMT)	6/27 at 100.00	Baa3	109,905

345	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (Mandatory Put 7/01/38) (AMT), 144A	7/23 at 100.00	B	357,106
22,270	Total Virginia			23,408,458

	Washington – 1.3%

1,140	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A, 4.250%, 12/01/25	No Opt. Call	N/R	1,166,402

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
2,150	5.500%, 6/01/27 (AMT)	5/19 at 100.00	N/R	2,152,473
1,500	5.600%, 6/01/37 (AMT)	5/19 at 100.00	N/R	1,501,215

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
1,110	5.000%, 12/01/23 (AMT)	No Opt. Call	A–	1,245,398
1,165	5.000%, 12/01/24 (AMT)	6/24 at 100.00	A–	1,326,201

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,000	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (AMT)	4/23 at 100.00	BBB–	$1,082,640

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,975	5.000%, 12/01/29	12/26 at 100.00	Baa2	4,536,508
2,145	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,415,613

265	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/19 at 100.00	N/R	266,405

440	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/20 at 100.00	BBB	448,307

10,745	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32 (AMT), 144A	1/28 at 100.00	N/R	12,148,297

1,190	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2018, 7.250%, 1/01/32 (AMT), 144A	1/28 at 100.00	N/R	1,304,895

20,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Series 2013B, 2.900%, 1/01/35 (Mandatory Put 1/01/25) (SIFMA reference rate + 1.40% spread) (5)	7/24 at 100.00	BBB+	20,364,400

5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bond Trust 2015-XF1017, 5.183%, 1/01/35, 144A (IF) (4)	7/24 at 100.00	BBB+	5,364,400

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
70	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (6)	70,797
45	6.250%, 7/01/24	7/19 at 100.00	Baa1	45,441

1,000	Washington State Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,072,650

830	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, Refunding Series 2016A, 4.000%, 7/01/26, 144A	7/24 at 102.00	N/R	850,011

1,350	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 6.000%, 7/01/25, 144A	No Opt. Call	N/R	1,476,009

100	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.000%, 10/01/22, 144A	No Opt. Call	N/R	106,059

1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31, 144A	1/25 at 102.00	BB+	1,096,560

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A:
100	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (6)	107,469
110	5.000%, 1/01/23, 144A	No Opt. Call	N/R	115,929

	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
2,910	5.000%, 7/01/31, 144A	7/26 at 100.00	N/R	3,072,582
2,000	5.000%, 7/01/36, 144A	7/26 at 100.00	N/R	2,086,260

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A:
$1,915	6.000%, 1/01/24, 144A	No Opt. Call	N/R	$2,048,724
1,500	7.500%, 1/01/49, 144A	1/24 at 100.00	N/R	1,712,985
64,755	Total Washington			69,184,630

	West Virginia – 0.3%

	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	4.000%, 6/01/27	No Opt. Call	N/R	2,482,700
1,500	4.500%, 6/01/32	6/27 at 100.00	N/R	1,503,990

1,855	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc., Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba2	1,930,498

1,400	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 4.500%, 6/01/27, 144A	No Opt. Call	N/R	1,405,712

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A:
1,000	5.000%, 1/01/33	1/29 at 100.00	BBB+	1,167,240
1,180	5.000%, 1/01/34	1/29 at 100.00	BBB+	1,368,918
1,000	5.000%, 1/01/36	1/29 at 100.00	BBB+	1,148,270

4,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.750%, 10/01/43 (7)	4/19 at 100.00	N/R	3,021,120
14,435	Total West Virginia			14,028,448

	Wisconsin – 4.2%

1,915	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (AMT)	No Opt. Call	N/R	1,919,002

480	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	482,866

3,075	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	3,037,731

135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 4.250%, 2/01/26, 144A	No Opt. Call	N/R	136,913

1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2017A, 4.250%, 6/15/29, 144A	6/24 at 100.00	N/R	1,016,760

800	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 4.125%, 5/01/26, 144A	No Opt. Call	N/R	795,368

1,615	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 5.750%, 7/15/32	7/22 at 100.00	BBB–	1,708,250

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
8,325	4.100%, 6/15/26, 144A	No Opt. Call	N/R	8,141,683
3,010	5.000%, 6/15/36, 144A	6/26 at 100.00	N/R	2,869,463

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$3,585	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A, 5.000%, 6/15/27, 144A	6/24 at 100.00	N/R	$3,584,749

2,120	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 4.350%, 3/01/25, 144A	No Opt. Call	BB+	2,176,625

465	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 4.375%, 7/01/25, 144A	No Opt. Call	N/R	470,952

1,745	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A, 4.500%, 6/15/29, 144A	6/27 at 100.00	N/R	1,730,813

390	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	Baa3	408,693

230	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A, 4.125%, 10/01/24	10/22 at 100.00	Baa3	236,458

	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017:
3,460	6.000%, 3/01/22, 144A	No Opt. Call	N/R	3,460,692
3,280	6.750%, 3/01/27, 144A	No Opt. Call	N/R	3,273,801

510	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A, 4.250%, 8/01/26, 144A	No Opt. Call	N/R	512,208

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A:
670	5.250%, 2/01/25	No Opt. Call	N/R	673,960
1,380	5.750%, 2/01/35	2/25 at 100.00	N/R	1,368,560

6,780	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)	11/24 at 100.00	N/R	7,390,878

1,210	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	1,226,081

	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc. Project, Refunding Series 2015A:
430	4.000%, 9/01/20, 144A	No Opt. Call	BB	436,975
1,250	5.000%, 9/01/25, 144A	No Opt. Call	BB	1,365,850

40,265	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27, 144A	No Opt. Call	N/R	44,246,806

	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
20,700	5.000%, 12/01/27, 144A	No Opt. Call	N/R	22,534,020
14,885	6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	17,185,179

1,700	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Proton Therapy Center, Senior Series 2017A, 6.250%, 10/01/31, 144A	10/27 at 100.00	N/R	1,826,072

4,655	Public Finance Authority of Wisconsin, Revenue Bonds, Prime Healthcare Foundation, Inc., Series 2017A, 5.000%, 12/01/27	No Opt. Call	BBB–	5,081,258

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$15,330	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A, 6.625%, 7/01/28, 144A	No Opt. Call	N/R	$17,239,965

2,345	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.000%, 4/01/25	No Opt. Call	BB	2,477,844

4,400	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Refunding Series 2017A, 4.250%, 6/01/27	6/23 at 104.00	N/R	4,378,792

6,015	Public Finance Authority of Wisconsin, Revenue Bonds, SearStone Continuing Care Retirement Community, Series 2017B, 4.125%, 6/01/24	6/23 at 104.00	N/R	6,005,015

3,455	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (AMT)	No Opt. Call	BBB	3,629,270

	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., Series 2017A:
1,910	5.000%, 5/15/26, 144A	5/25 at 102.00	BB	2,086,579
1,215	5.000%, 5/15/31, 144A	5/25 at 102.00	BB	1,302,820

620	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 70 Series 2017B-2, 3.500%, 11/15/23, 144A	5/19 at 100.00	BB	620,236

410	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 85 Series 2017B-1, 3.950%, 11/15/24, 144A	11/19 at 100.00	BB	412,235

	Public Finance Authority of Wisconsin, Senior Revenue Bonds, Maryland Proton Treatment Center, Series 2018A-1:
17,000	6.125%, 1/01/33, 144A	1/28 at 100.00	N/R	18,244,060
4,615	6.250%, 1/01/38, 144A	1/28 at 100.00	N/R	4,897,853

	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation – Cullowhee LLC – Western California University Project, Series 2015A:
140	5.000%, 7/01/22	No Opt. Call	BBB–	150,256
540	5.000%, 7/01/23	No Opt. Call	BBB–	589,275

560	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB–	580,194

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
645	5.000%, 5/01/23	No Opt. Call	N/R	688,370
1,250	5.000%, 5/01/26	5/24 at 100.00	N/R	1,338,237

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
1,675	3.500%, 8/01/22	No Opt. Call	N/R	1,675,971
3,815	5.000%, 8/01/27	8/24 at 103.00	N/R	4,127,487
4,015	5.000%, 8/01/32	8/24 at 103.00	N/R	4,244,377

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
385	5.000%, 7/01/25	7/24 at 100.00	A	433,418
670	5.000%, 7/01/26	7/24 at 100.00	A	752,122

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2015B:
$100	4.000%, 9/15/22	No Opt. Call		BBB–	$104,056
100	4.000%, 9/15/23	9/22 at 100.00		BBB–	103,855
100	4.000%, 9/15/24	9/22 at 100.00		BBB–	103,455
100	4.000%, 9/15/25	9/22 at 100.00		BBB–	103,222

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21	No Opt. Call		A	216,770
200	5.000%, 8/15/22	No Opt. Call		A	223,184

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2014:
945	5.000%, 3/01/24	No Opt. Call		BBB–	1,028,888
525	5.000%, 3/01/25	3/24 at 100.00		BBB–	569,489
820	5.000%, 3/01/26	3/24 at 100.00		BBB–	887,675
1,095	5.000%, 3/01/27	3/24 at 100.00		BBB–	1,181,516
1,130	5.000%, 3/01/28	3/24 at 100.00		BBB–	1,216,264

4,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/29	12/22 at 102.00		N/R	4,256,215

1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014, 4.250%, 10/01/24	10/22 at 102.00		N/R	1,585,755

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
1,485	5.000%, 5/01/24	No Opt. Call		BBB+	1,672,466
350	5.000%, 5/01/25	5/24 at 100.00		BBB+	392,312
800	5.000%, 5/01/26	5/24 at 100.00		BBB+	894,376
214,545	Total Wisconsin				229,712,540

	Wyoming – 0.1%

	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A:
1,230	5.000%, 9/01/23	No Opt. Call		BB+	1,334,624
1,045	5.000%, 9/01/24	9/23 at 100.00		BB+	1,127,732
1,360	5.000%, 9/01/25	9/23 at 100.00		BB+	1,470,500
1,310	5.000%, 9/01/30	9/23 at 100.00		BB+	1,391,482

1,100	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, LLC – University of Wyoming Project, Series 2011, 6.250%, 7/01/31	7/21 at 100.00		Baa3	1,163,228
6,045	Total Wyoming				6,487,566
$5,233,257	Total Municipal Bonds (cost $5,186,253,841)				5,347,632,585

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.7%

	Commercial Services & Supplies – 0.0%

$931	EWM P1 LLC (cash 15.000%, PIK 1.250%) (7), (9)	15.000%	9/01/28	N/R	$701,046

64	EWM P1 LLC (7), (9)	15.000%	9/01/28	N/R	46,212
995	Total Commercial Service & Supplies				747,258

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Materials – 0.2%

$7,645	AK Steel Corporation	6.375%	10/15/25	B–	$6,345,350

4,725	AK Steel Corporation	7.000%	3/15/27	B–	3,958,605
12,370	Total Materials				10,303,955

	Real Estate – 0.5%

2,300	Zilkha Biomass Selma LLC	5.000%	8/01/28	N/R	2,367,290

25,300	Zilkha Biomass Selma LLC	10.000%	8/01/38	N/R	25,987,629
27,600	Total Real Estate				28,354,919
$40,965	Total Corporate Bonds (cost $38,936,284)				39,406,132
	Total Long-Term Investments (cost $5,225,190,125)				5,387,038,717

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.4%

	MUNICIPAL BONDS – 0.4%

	Missouri – 0.4%

$11,235	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Variable Rate Demand Obligations, Refunding Market-Adjusted Tax Exempt Securities Series 1992, 2.390%, 12/01/22 – NPFG Insured (10)	6/19 at 100.00		A	$11,235,000

10,445	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Variable Rate Demand Obligations, Series 1998C, 3.339%, 9/01/33 – MBIA Insured (10)	6/19 at 100.00		A	10,445,000
21,680	Total Missouri				21,680,000

	Texas – 0.0%

3,250	Irving Hospital Authority, Texas, Hospital Revenue Bonds, Baylor Scott & White Medical Center-Irving, Variable Rate Demand Obligations, Series 2017A, 2.600%, 10/15/44 (Mandatory Put 10/15/23) (SIFMA reference rate + 1.10% spread) (5), (10)	4/23 at 100.00		Baa2	3,258,970
$24,930	Total Short-Term Investments (cost $24,932,703)				24,938,970
	Total Investments (cost $5,250,122,828) – 98.3%				5,411,977,687
	Floating Rate Obligations – (1.9)%				(106,945,000)
	Other Assets Less Liabilities – 3.6% (11)				198,228,226
	Net Assets – 100%				$5,503,260,913

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(1,958)	6/19	$(224,885,202)	$(226,791,469)	$(1,906,266)	$443,610
U.S. Treasury 10-Year Note	Short	(1,410)	6/19	(172,819,648)	(175,148,437)	(2,328,790)	396,563
Total				$(397,704,850)	$(401,939,906)	$(4,235,056)	$840,173

Credit Default Swaps – OTC Uncleared

Counterparty	Referenced Entity	Buy/Sell Protection (12)	Current Credit Spread (13)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	3.81%	$10,000,000	1.000%	Quarterly	6/21/21	$35,030	$(521,937)	$556,967	(9)

Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$45,000,000	Receive	3-Month LIBOR	2.850%	Semi-Annually	4/08/19	4/08/28	$(1,760,006)	$725	$(1,760,731)	$146,248

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.

(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(8)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(9)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)

Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(11)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(13)

The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

ETM	Escrowed to maturity

IF

Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

SIFMA	Securities Industry and Financial Market Association.

UB

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Strategic Municipal Opportunities Fund

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 101.7%

	MUNICIPAL BONDS – 101.6%

	Alabama – 3.2%

$2,000	Alabama Federal Aid Highway Finance Authority, Special Obligation Revenue Bonds, Series 2017A, 5.000%, 6/01/37	9/27 at 100.00	Aa1	$2,370,940

1,110	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	1,155,632

250	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	261,213

2,760	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A3	2,948,618

1,995	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A3	2,146,201
8,115	Total Alabama			8,882,604

	Arizona – 0.7%

100	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A	7/19 at 101.00	N/R	99,612

40	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Leman Academy of Excellence Projects, Series 2017A, 5.250%, 7/01/47, 144A	7/22 at 101.00	N/R	40,601

510	Chandler Industrial Development Authority, Arizona, Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	519,083

725	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/36	9/28 at 100.00	A2	842,515

100	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	98,979

100	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 100.00	N/R	100,471

100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB–	91,245
1,675	Total Arizona			1,792,506

	California – 21.9%

1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.250%, 3/01/36	3/26 at 100.00	Ba3	1,069,630

2,585	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/38	4/27 at 100.00	A1	2,761,581

2,000	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B, 4.000%, 4/01/47	4/27 at 100.00	A2	2,086,560

2,360	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Green Series 2018A, 5.000%, 10/01/46	10/28 at 100.00	A	2,728,467

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	Aa3	$1,146,690

100	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	100,127

1,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/25	No Opt. Call	BBB–	1,161,190

	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
1,395	5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB+	1,588,012
1,000	5.000%, 12/31/47 (AMT)	6/28 at 100.00	BBB+	1,133,700

840	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	Baa3	977,181

400	California Public Finance Authority, Charter School Lease Revenue Bonds, Laverne Elementary Preparatory Academy Project, Series 2019A, 5.000%, 6/15/49, 144A	6/23 at 100.00	N/R	404,804

300	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/31, 144A	6/25 at 100.00	N/R	315,726

2,500	California State University, Systemwide Revenue Bonds, Series 2018A, 5.000%, 11/01/48	11/28 at 100.00	AA–	2,966,075

790	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/49	4/29 at 100.00	AA–	943,181

1,095	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A	6/28 at 100.00	BB–	1,240,438

870	California Statewide Community Development Authority, Certificates of Participation, Methodist Hospital of Southern California, Series 2018, 5.000%, 1/01/24	No Opt. Call	BBB+	985,327

500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39	5/19 at 100.00	CC	491,465

	Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, Series 2018D:
2,500	5.000%, 7/01/43	7/28 at 100.00	AA	2,967,150
1,500	5.000%, 7/01/48	7/28 at 100.00	AA	1,770,360

1,500	Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	AA	1,818,450

2,000	Escondido Union School District, San Diego County, California, General Obligation Bonds, Election 2014 Series 2018B, 4.000%, 8/01/47	8/27 at 100.00	Aa2	2,111,220

1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47	6/22 at 100.00	N/R	1,010,660

12,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/19 at 19.49	CCC+	2,001,125

3,330	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A, 5.000%, 7/01/44	7/28 at 100.00	Aa2	3,980,382

3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/47 (UB) (4)	1/27 at 100.00	AA	3,467,640

	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
2,000	5.000%, 7/01/34 – BAM Insured	1/28 at 100.00	AA	2,404,900
2,500	5.000%, 7/01/38	1/28 at 100.00	Aa2	2,970,650

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A:
$1,205	5.000%, 6/01/43	6/28 at 100.00	AA	$1,438,131
2,185	5.000%, 6/01/48	6/28 at 100.00	AA	2,585,664

1,040	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C, 5.000%, 7/01/37 (AMT)	7/28 at 100.00	A2	1,226,046

875	Sacramento, California, Wastewater Revenue Bonds, Series 2019, 5.000%, 9/01/39, (WI/DD, Settling 4/10/19)	9/29 at 100.00	AA	1,066,415

2,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/42 (AMT)	5/27 at 100.00	A+	2,875,850

2,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)	5/29 at 100.00	A+	2,944,875

3,770	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43, 144A	8/21 at 33.74	N/R	1,139,407
65,640	Total California			59,879,079

	Colorado – 6.1%

400	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds World Compass Academy Project, Series 2017, 5.375%, 10/01/37	10/27 at 100.00	N/R	398,840

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	518,415

2,315	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	AA–	2,735,914

	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
1,000	5.000%, 12/01/26 (AMT)	No Opt. Call	A	1,201,900
1,000	5.000%, 12/01/34 (AMT)	12/28 at 100.00	A	1,192,060
3,000	5.000%, 12/01/35 (AMT)	12/28 at 100.00	A	3,560,520

1,050	Independence Metropolitan District 3, Elbert County, Colorado, Limited Tax General Obligation Bonds, Series 2019A, 6.250%, 12/01/49	6/24 at 103.00	N/R	1,067,997

100	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	100,586

500	Littleton Village Metropolitan District No 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	512,270

1,305	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	1,339,504

1,865	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2016A, 5.000%, 11/01/46	11/26 at 100.00	Aa2	2,151,464

495	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	5/19 at 100.00	N/R	475,205

1,500	Velocity Metropolitan District No 3, In the City of Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2019, 5.375%, 12/01/39	12/23 at 103.00	N/R	1,535,340
15,030	Total Colorado			16,790,015

	Connecticut – 0.1%

200	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (AMT)	5/19 at 100.00	Caa1	194,184

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/46, 144A	9/26 at 100.00	BB	$104,142
300	Total Connecticut			298,326

	Delaware – 0.0%

35	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation – Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	BBB–	37,947

	District of Columbia – 0.2%

150	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	166,300

415	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/26 (AMT)	No Opt. Call	AA–	498,743
565	Total District of Columbia			665,043

	Florida – 5.7%

3,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Healthcare Project, Series 2007A, 2.630%, 12/01/37 (3-Month LIBOR*67% reference rate + 0.87% spread) (6)	5/19 at 100.00	A3	2,762,610

360	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016, 4.125%, 5/01/31	5/27 at 100.00	N/R	355,104

1,000	Beaumont Community Development District 1, City of Wildwood, Florida, Special Assessment Bonds, Series 2019 A-1, 5.625%, 11/01/49, 144A	11/29 at 100.00	N/R	1,030,510

240	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.750%, 7/01/30, 144A	7/25 at 100.00	N/R	262,997

1,000	Capital Trust Agency, Educational Facilities Revenue Bonds, Florida, Pineapple Cove Classical Academy, Series 2019A, 5.250%, 7/01/49, 144A	1/29 at 100.00	N/R	1,014,400

100	Capital Trust Agency, Educational Facilities Revenue Bonds, The Florida Charter Educational Foundation, Inc. Projects, Series 2018A, 5.375%, 6/15/48, 144A	6/28 at 100.00	N/R	102,139

50	Capital Trust Agency, Florida, Revenue Bonds, Babcock Neighborhood School Inc., Series 2018, 6.100%, 8/15/38, 144A	8/28 at 100.00	N/R	50,672

2,160	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	2,278,929

100	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2017A, 4.375%, 6/15/27, 144A	No Opt. Call	N/R	99,009

100	Capital Trust Agency, Florida, Revenue Bonds, Viera Charter School Project, Series 2017A, 5.000%, 10/15/47, 144A	10/27 at 100.00	Ba2	101,315

1,000	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Assessment Area One, Series 2018A, 5.100%, 5/01/48, 144A	5/28 at 100.00	N/R	1,016,960

100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A, 4.750%, 7/15/36, 144A	7/26 at 100.00	N/R	98,486

500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A, 6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	507,890

500	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Three, Series 2019A-1, 5.250%, 11/01/39, 144A	11/29 at 100.00	N/R	508,920

2,000	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A, 5.250%, 10/01/42	10/27 at 100.00	A3	2,341,980

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$180	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	N/R	$184,399

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25, 144A (AMT)	6/20 at 100.00	Baa2	1,019,000

100	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.875%, 7/01/37, 144A	7/27 at 100.00	N/R	100,086

1,090	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	A–	1,252,214

500	Spencer Creek Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2019, 5.250%, 5/01/49	5/29 at 100.00	N/R	510,180
15,080	Total Florida			15,597,800

	Georgia – 3.4%

	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
1,500	6.750%, 1/01/35	1/28 at 100.00	N/R	1,518,630
500	7.000%, 1/01/40	1/28 at 100.00	N/R	508,155

500	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/43	5/29 at 100.00	A3	558,380

1,500	Municipal Electric Authority of Georgia, General Resolution Projects Subordinated Bonds, Series 20188HH, 5.000%, 1/01/29	1/28 at 100.00	A–	1,773,180

1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	BBB+	1,732,680

3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A3	3,264,120
8,500	Total Georgia			9,355,145

	Guam – 0.8%

1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	BB	1,122,610

1,100	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	1,147,289
2,100	Total Guam			2,269,899

	Idaho – 0.4%

1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2018A, 5.000%, 3/01/36	9/28 at 100.00	A–	1,153,790

	Illinois – 1.2%

500	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2019, 5.250%, 3/01/41	3/28 at 100.00	N/R	508,520

1,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	1,160,220

100	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	100,253

100	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.750%, 12/01/35, 144A	12/25 at 100.00	N/R	102,716

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$250	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46 (UB) (4)	10/25 at 100.00	AA–	$281,940

1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BBB–	1,062,550
2,950	Total Illinois			3,216,199

	Indiana – 2.6%

100	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.875%, 1/15/52, 144A	1/24 at 104.00	N/R	106,712

15	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	15,595

1,000	Gary, Indiana, Revenue Anticipation Notes, Series 2019, 5.000%, 2/25/20	5/19 at 100.00	N/R	983,950

2,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2018, 4.000%, 6/01/44	12/28 at 100.00	A1	2,070,100

1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	A3	1,104,800

110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	B	111,317

560	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	Baa2	581,476

2,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	A	2,255,340
6,785	Total Indiana			7,229,290

	Iowa – 0.6%

235	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22 (WI/DD, Settling 4/03/19)	12/20 at 103.00	B+	236,546

1,250	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 6/01/31)	12/22 at 103.00	B+	1,319,575
1,485	Total Iowa			1,556,121

	Kentucky – 2.2%

2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	Baa1	2,108,780

1,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/30	7/25 at 100.00	Baa2	1,119,450

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018, 5.000%, 5/01/27	No Opt. Call	A–	2,367,460

315	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	N/R	319,328
5,315	Total Kentucky			5,915,018

	Maryland – 0.4%

500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (5)	5/19 at 100.00	N/R	340,000

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (5)	5/19 at 100.00	N/R	680,000
1,500	Total Maryland			1,020,000

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 2.1%

$165	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc. Issue, Series 2017, 5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	$174,714

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/47	1/27 at 100.00	Baa2	1,662,810

2,000	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	2,208,360

1,375	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 5.000%, 7/01/44	1/29 at 100.00	BBB+	1,562,426
5,040	Total Massachusetts			5,608,310

	Michigan – 0.4%

1,000	Michigan Finance Authority, Senior Lien Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	1,166,930

	Minnesota – 3.6%

500	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	540,900

1,400	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A, 5.750%, 7/01/46	7/25 at 100.00	N/R	1,455,608

50	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 5.000%, 12/01/47, 144A	12/27 at 100.00	N/R	47,940

3,000	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.125%, 7/01/48	7/23 at 100.00	BB+	3,216,240

2,000	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A, 5.000%, 11/15/44	11/25 at 100.00	A2	2,238,600

1,135	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016, 5.000%, 12/01/40	12/25 at 100.00	Baa1	1,236,492

30	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46	4/26 at 100.00	D	16,797

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47, 144A	7/26 at 100.00	N/R	1,020,670
9,115	Total Minnesota			9,773,247

	Montana – 0.3%

800	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/48	7/28 at 100.00	BBB	885,000

	Nevada – 0.3%

	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra BioFuels LLC Project, Series 2017:
250	5.875%, 12/15/27, 144A (AMT)	No Opt. Call	N/R	266,542
165	6.250%, 12/15/37, 144A (AMT)	12/27 at 100.00	N/R	178,669

225	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A	12/25 at 100.00	BB	237,020

100	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/47, 144A	7/25 at 100.00	BB+	103,535
740	Total Nevada			785,766

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.4%

$1,000	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, 144A (AMT)	7/23 at 100.00	B	$1,020,480

50	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/34	2/28 at 100.00	A	58,290
1,050	Total New Hampshire			1,078,770

	New Jersey – 1.0%

1,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.125%, 7/01/29	7/27 at 100.00	Baa2	1,004,720

1,490	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A, 5.000%, 12/15/32	12/28 at 100.00	BBB+	1,678,321
2,490	Total New Jersey			2,683,041

	New York – 9.4%

4,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	4,811,360

2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	2,291,100

1,500	New York City, New York, General Obligation Bonds, Series 2016A-1, 5.000%, 8/01/37 (UB) (4)	8/26 at 100.00	AA	1,741,575

	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1:
1,200	5.000%, 12/01/40	12/28 at 100.00	AA	1,429,512
2,050	5.000%, 12/01/44	12/28 at 100.00	AA	2,428,614

3,000	New York City, New York, General Obligation Bonds, Fiscal 2019 Series E, 5.000%, 8/01/22	No Opt. Call	AA	3,332,520

2,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	2,133,880

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
1,000	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa3	1,121,960
1,300	5.000%, 1/01/27 (AMT)	No Opt. Call	Baa3	1,531,998
1,300	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	1,552,291

55	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015, 5.000%, 1/01/22 (AMT)	No Opt. Call	Baa1	59,192

755	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/41 (AMT)	7/24 at 100.00	Baa3	820,557

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Second Series 2017, 5.000%, 10/15/36 (AMT)	4/27 at 100.00	AA–	1,162,300

1,200	Westchester County Health Care Corporation, New York, Revenue Bonds, Senior Lien, Series 2000A, 5.000%, 11/01/30	11/21 at 100.00	BBB–	1,271,040
22,360	Total New York			25,687,899

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 1.4%

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Series 2018:
$1,000	5.000%, 1/01/32 – AGM Insured	1/29 at 100.00	BBB–	$1,203,600
1,000	5.000%, 1/01/33 – AGM Insured	1/29 at 100.00	BBB–	1,199,030
1,305	5.000%, 1/01/34 – AGM Insured	1/29 at 100.00	BBB–	1,555,116
3,305	Total North Carolina			3,957,746

	Ohio – 3.9%

300	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (5)	No Opt. Call	N/R	258,000

1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (5)	No Opt. Call	N/R	860,000

3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory Put 5/01/20) (AMT) (5)	No Opt. Call	N/R	2,580,000

1,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, AK Steel Holding Corporation, Refunding Series 2012A, 6.750%, 6/01/24 (AMT)	2/22 at 100.00	B–	1,051,045

3,085	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19 (5)	No Opt. Call	N/R	2,653,100

2,765	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20) (5)	No Opt. Call	N/R	2,377,900

1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (5)	No Opt. Call	N/R	1,000,000
12,175	Total Ohio			10,780,045

	Oklahoma – 1.7%

2,000	Oklahoma City Airport Trust, Oklahoma, Revenue Bonds, Thirty-Third Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A2	2,278,980

2,000	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.500%, 8/15/57	8/28 at 100.00	BB+	2,292,180
4,000	Total Oklahoma			4,571,160

	Pennsylvania – 4.8%

180	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A	5/28 at 100.00	Ba3	199,957

175	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018, 5.125%, 5/01/32, 144A	5/28 at 100.00	N/R	184,138

250	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2019, 5.000%, 9/30/19, 144A	7/19 at 100.00	N/R	250,340

735	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/40	1/29 at 100.00	A2	877,061

200	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 5.000%, 6/01/22	No Opt. Call	Ba1	212,870

605	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A, 5.000%, 9/01/43	9/28 at 100.00	A2	689,053

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,000	Pennsylvania Economic Development Financing Authority, Governmental Lease Revenue Bonds, Forum Place Project, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	A	$1,049,580

3,000	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	3,305,640

2,375	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Refunding Series 2017, 5.000%, 5/01/33	11/27 at 100.00	A3	2,774,451

1,500	Philadelphia Authority for Industrial Development, Pennsylvania, City Service, Agreement Revenue Bonds, Series 2018, 5.000%, 5/01/38	5/28 at 100.00	A–	1,724,670

1,560	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/32	7/27 at 100.00	Ba1	1,731,709
11,580	Total Pennsylvania			12,999,469

	Puerto Rico – 1.5%

1,000	Employees Retirement System of the Government of the Commonwealth of Puerto Rico, Senior Pension Funding Bonds, Series 2008B, 6.550%, 7/01/58 (5)	5/19 at 100.00	D	515,000

600	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	5/19 at 100.00	C	602,250

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
550	5.250%, 7/01/42	7/22 at 100.00	C	541,750
30	6.000%, 7/01/47	7/22 at 100.00	C	30,075

1,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 6.125%, 7/01/40 (5)	7/20 at 100.00	D	1,053,750

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 6.050%, 7/01/32 (5)	7/20 at 100.00	D	1,405,000
5,680	Total Puerto Rico			4,147,825

	South Carolina – 5.1%

700	Columbia, South Carolina, Stormwater System Revenue Bonds, City Stormwater Improvements, Green Series 2018, 5.000%, 2/01/48	2/28 at 100.00	Aa2	825,111

2,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	2,162,360

1,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (AMT)	No Opt. Call	BBB	1,053,010

2,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, 5.000%, 5/01/48	5/28 at 100.00	A	2,265,920

1,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A–	1,112,790

1,500	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A–	1,583,625

1,730	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/34	6/24 at 100.00	A–	1,909,505

1,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A–	1,619,310

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$1,000	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/29 (AMT)	7/28 at 100.00	A+	$1,219,220

250	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 5.000%, 12/01/31	12/23 at 100.00	N/R	259,020
12,680	Total South Carolina			14,009,871

	Tennessee – 1.0%

1,000	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 5.000%, 7/01/33	7/23 at 100.00	Baa1	1,086,890

100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.625%, 6/15/47, 144A (5)	6/27 at 100.00	N/R	75,144

1,450	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	5/23 at 100.43	A3	1,534,216
2,550	Total Tennessee			2,696,250

	Texas – 6.2%

3,000	Bexar County, Texas, Certificates of Obligation, Combination Tax & Revenue Series 2018, 4.000%, 6/15/45	6/28 at 100.00	AAA	3,199,260

1,500	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2017B, 2.500%, 8/15/43	8/20 at 100.00	AAA	1,494,510

100	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	100,303

2,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (AMT)	7/25 at 100.00	BB	2,185,140

2,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018, 5.000%, 5/15/48	5/28 at 100.00	A	2,326,680

1,000	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB–	1,040,140

670	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33, 144A (AMT)	12/23 at 103.00	N/R	674,596

275	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (5)	1/26 at 102.00	N/R	247,500

25	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	25,428

145	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	CCC	134,356

1,490	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 10/15/42	10/28 at 100.00	A1	1,720,786

2,500	Tarrant County Cultural Education Facilities Finance Corporation Revenue Bonds, Texas, Christus Health, Refunding Series 2018B, 5.000%, 7/01/35	1/29 at 100.00	A+	2,935,550

1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015A, 5.500%, 11/15/45 (5)	11/25 at 100.00	D	790,000
15,705	Total Texas			16,874,249

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 1.5%

$250	Box Elder County, Utah, Solid Waste Disposal Revenue Bonds, Promontory Point Res, LLC, Senior Series 2017A, 8.000%, 12/01/39, 144A (AMT)	12/27 at 100.00	N/R	$241,793

1,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/43 (AMT)	7/28 at 100.00	A2	1,154,110

2,500	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2018B-1, 5.000%, 5/15/56 (Mandatory Put 8/01/22)	5/22 at 100.00	AA+	2,741,375
3,750	Total Utah			4,137,278

	Virgin Islands – 0.2%

500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	Caa3	491,250

	Virginia – 2.1%

250	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 5.400%, 3/01/45, 144A	3/25 at 100.00	N/R	258,673

3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	3,144,750

100	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018, 5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	106,493

100	Virginia Small Business Finance Authority, Tourism Development Financing Program Revenue Bonds, Downtown Norfolk and Virginia Beach Oceanfront Hotel Projects, Series 2018A, 8.375%, 4/01/41, 144A	4/28 at 112.76	N/R	117,768

2,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/49 (AMT)	6/27 at 100.00	Baa3	2,193,620
5,450	Total Virginia			5,821,304

	Washington – 1.4%

1,615	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	A+	1,907,735

1,070	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 2015, 5.000%, 12/01/45	12/25 at 100.00	AA–	1,210,876

500	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32, 144A (AMT)	1/28 at 100.00	N/R	565,300

200	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45, 144A	7/25 at 100.00	N/R	216,756
3,385	Total Washington			3,900,667

	West Virginia – 0.5%

100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 5.500%, 6/01/37, 144A	6/27 at 100.00	N/R	104,058

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc. Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/43	1/29 at 100.00	BBB+	1,130,390
1,100	Total West Virginia			1,234,448

	Wisconsin – 3.3%

135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Corvian Community School Bonds, North Carolina, Series 2017A, 4.250%, 6/15/29, 144A	6/24 at 100.00	N/R	137,263

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 5.625%, 7/01/45, 144A	7/25 at 100.00	N/R	$255,717

100	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Uwharrie Charter Academy, North Carolina, Series 2017A, 5.500%, 6/15/37, 144A	6/27 at 100.00	N/R	97,688

	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
3	0.000%, 1/01/47, 144A	No Opt. Call	N/R	95
3	0.000%, 1/01/48, 144A	No Opt. Call	N/R	82
3	0.000%, 1/01/49, 144A	No Opt. Call	N/R	80
2	0.000%, 1/01/50, 144A	No Opt. Call	N/R	77
2	0.000%, 1/01/51, 144A	No Opt. Call	N/R	75
3	0.000%, 1/01/52, 144A	No Opt. Call	N/R	97
3	0.000%, 1/01/53, 144A	No Opt. Call	N/R	95
3	0.000%, 1/01/54, 144A	No Opt. Call	N/R	92
3	0.000%, 1/01/55, 144A	No Opt. Call	N/R	89
3	0.000%, 1/01/56, 144A	No Opt. Call	N/R	87
143	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	136,263
3	0.000%, 1/01/57, 144A	No Opt. Call	N/R	96
3	0.000%, 1/01/58, 144A	No Opt. Call	N/R	93
3	0.000%, 1/01/59, 144A	No Opt. Call	N/R	90
3	0.000%, 1/01/60, 144A	No Opt. Call	N/R	87
3	0.000%, 1/01/61, 144A	No Opt. Call	N/R	86
3	0.000%, 1/01/62, 144A	No Opt. Call	N/R	83
3	0.000%, 1/01/63, 144A	No Opt. Call	N/R	81
3	0.000%, 1/01/64, 144A	No Opt. Call	N/R	78
3	0.000%, 1/01/65, 144A	No Opt. Call	N/R	77
3	0.000%, 1/01/66, 144A	No Opt. Call	N/R	83
35	0.000%, 1/01/67, 144A	No Opt. Call	N/R	990

1,000	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	1,013,290

1,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	1,164,560

105	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	106,244

	Public Finance Authority of Wisconsin, Revenue Bonds, Denver international Airport Great Hall Project, Series 2017:
1,000	5.000%, 9/30/37 (AMT)	9/27 at 100.00	BBB–	1,128,090
2,000	5.000%, 9/30/49 (AMT)	9/27 at 100.00	BBB–	2,216,260

500	Public Finance Authority of Wisconsin, Revenue Bonds, Procure Proton Therapy Center, Senior Series 2018A, 6.950%, 7/01/38, 144A	7/28 at 100.00	N/R	556,880

65	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 50 Series 2017B-3, 3.000%, 11/15/22, 144A	5/19 at 100.00	BB	65,013

1,100	Public Finance Authority, Educational Revenue Bonds, Wisconsin, Wilson Preparatory Academy, Series 2019A, 5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	1,114,861

1,000	Public Finance Authority, Wisconsin, Senior Revenue Bonds, Minnesota College of Osteopathic Medicine, Series 2019A-1, 5.500%, 12/01/48, 144A, (WI/DD, Settling 4/04/19)	12/28 at 100.00	BBB	1,035,540
8,491	Total Wisconsin			9,030,382
$269,021	Total Municipal Bonds (cost $266,232,133)			277,979,689

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.1%

	Commercial Services & Supplies – 0.0%

$44	EWM P1 LLC (cash 15.000%, PIK 1.250%) (5), (7)	15.000%	9/01/28	N/R	$32,868

3	EWM P1 LLC (5), (7)	15.000%	9/01/28	N/R	2,167
47	Total Commercial Services & Supplies				35,035

	Real Estate Management & Development – 0.1%

300	Zilkha Biomass Selma LLC	10.000%	8/01/38	N/R	308,154
$347	Total Corporate Bonds (cost $346,655)				343,189
	Total Long-Term Investments (cost $266,578,788)				278,322,878
	Floating Rate Obligations – (1.4)%				(3,800,000)
	Other Assets Less Liabilities – (0.3)% (8)				(776,494)
	Net Assets – 100%				$273,746,384

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(94)	6/19	$(11,661,638)	$(11,676,562)	$(14,924)	$26,438

Credit Default Swaps – OTC Uncleared

Counterparty	Referenced Entity	Buy/Sell Protection (9)	Current Credit Spread (10)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	3.78%	$2,500,000	1.000%	Quarterly	6/21/21	$8,758	$(129,434)	$138,192	(7)

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments    March 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)

The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)

The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)

The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

LIBOR	London Inter-Bank Offered Rate

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB

Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

March 31, 2019

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities

Assets

Long-term investments, at value (cost $20,201,713,865, $5,225,190,125 and $266,578,788, respectively)	$21,179,264,664	$5,387,038,717	$278,322,878

Short-term investments, at value (cost $2,238,215, $24,932,703 and $—, respectively)	2,162,022	24,938,970	—

Cash	93,525,135	32,358,971	—

Cash collateral at brokers for investments in futures contracts(1)	20,839,928	3,577,501	75,549

Cash collateral at brokers for investments in swaps(1)	9,970,000	1,144,300	—

Interest rate swaps premiums paid	—	725	—

Unrealized appreciation on credit default swaps	5,298,590	556,967	138,192

Receivable for:

Interest	307,674,446	70,886,876	3,575,060

Investments sold	459,494,839	84,729,301	1,322,398

Shares sold	84,421,566	36,097,186	5,035,970

Variation margin on futures contracts	5,476,256	840,173	26,438

Variation margin on swaps	—	146,248	—

Other assets	1,429,440	323,614	54,620

Total assets	22,169,556,886	5,642,639,549	288,551,105

Liabilities

Cash overdraft	—	—	7,373,476

Floating rate obligations	3,512,689,000	106,945,000	3,800,000

Credit default swaps premiums received	13,411,779	521,937	129,434

Unrealized depreciation on credit default swaps	1,275,320	—	—

Payable for:

Dividends	17,881,282	4,391,184	604

Investments purchased	146,676,168	10,697,829	2,300,129

Shares redeemed	43,061,006	12,803,951	988,196

Accrued expenses:

Management fees	7,291,219	2,307,085	87,518

Trustees fees	1,107,091	169,827	1,390

12b-1 distribution and service fees	2,490,395	340,947	15,970

Other	3,809,462	1,200,876	108,004

Total liabilities	3,749,692,722	139,378,636	14,804,721

Net assets	$18,419,864,164	$5,503,260,913	$273,746,384

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Class A Shares
Net assets	$6,402,944,942	$1,110,837,680	$66,541,403
Shares outstanding	367,487,654	107,382,077	6,146,335
Net asset value (“NAV”) per share	$17.42	$10.34	$10.83
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 2.50% and 3.00%, respectively, of offering price)	$18.18	$10.61	$11.16
Class C Shares
Net assets	$1,231,745,313	$161,518,446	$6,850,320
Shares outstanding	70,757,467	15,612,862	632,989
NAV and offering price per share	$17.41	$10.35	$10.82
Class C2 Shares
Net assets	$657,653,158	$27,274,617	$—
Shares outstanding	37,764,466	2,637,312	—
NAV and offering price per share	$17.41	$10.34	$—
Class R6 Shares
Net assets	$26,045,154	$—	$—
Shares outstanding	1,493,706	—	—
NAV and offering price per share	$17.44	$—	$—
Class I Shares
Net assets	$10,101,475,597	$4,203,630,170	$200,354,661
Shares outstanding	579,735,643	405,773,036	18,485,285
NAV and offering price per share	$17.42	$10.36	$10.84
Fund level net assets consist of:
Capital paid-in	$17,795,447,396	$5,355,365,900	$261,777,170
Total distributable earnings	624,416,768	147,895,013	11,969,214
Fund level net assets	$18,419,864,164	$5,503,260,913	$273,746,384
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Statement of Operations

Year Ended March 31, 2019

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities

Investment Income	$1,074,996,252	$210,506,763	$6,776,769

Expenses

Management fees	81,917,174	23,122,336	821,251

12b-1 service fees – Class A Shares	11,390,363	1,903,343	67,151

12b-1 distribution and service fees – Class C Shares	11,293,540	1,416,958	42,385

12b-1 distribution and service fees – Class C2 Shares	5,696,898	223,608	—

Shareholder servicing agent fees	7,123,876	1,701,381	61,612

Interest expense	62,984,483	2,154,035	50,046

Custodian fees	1,838,742	586,406	51,084

Trustees fees	530,089	145,680	5,000

Professional fees	1,019,049	187,292	39,421

Shareholder reporting expenses	902,459	196,621	21,066

Federal and state registration fees	719,343	346,875	91,589

Other	173,331	81,968	11,640

Total expenses before fee waiver/expense reimbursement	185,589,347	32,066,503	1,262,245

Fee waiver/expense reimbursement	—	—	(136,149)

Net expenses	185,589,347	32,066,503	1,126,096

Net investment income (loss)	889,406,905	178,440,260	5,650,673

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments	3,595,121	10,386,486	(1,002,824)

Futures contracts	(51,400,935)	(3,116,022)	124,222

Swaps	4,852,479	1,985,229	83,529

Change in net unrealized appreciation (depreciation) of:

Investments	381,023,172	123,863,483	11,931,903

Futures contracts	(21,415,479)	(3,896,561)	68,040

Swaps	(2,966,802)	(5,228,974)	(53,204)

Net realized and unrealized gain (loss)	313,687,556	123,993,641	11,151,666

Net increase (decrease) in net assets from operations	$1,203,094,461	$302,433,901	$16,802,339

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	High Yield		Short Duration High Yield
	Year Ended 3/31/19	Year Ended(1) 3/31/18	Year Ended 3/31/19	Year Ended(1) 3/31/18

Operations

Net investment income (loss)	$889,406,905	$796,787,179	$178,440,260	$144,457,026

Net realized gain (loss) from:

Investments	3,595,121	18,464,388	10,386,486	10,489,981

Futures contracts	(51,400,935)	14,044,593	(3,116,022)	1,255,192

Swaps	4,852,479	3,616,747	1,985,229	631,251

Change in net unrealized appreciation (depreciation) of:

Investments	381,023,172	266,877,280	123,863,483	49,074,917

Futures contracts	(21,415,479)	(8,736,327)	(3,896,561)	(507,249)

Swaps	(2,966,802)	6,998,999	(5,228,974)	3,669,771

Net increase (decrease) in net assets from operations	1,203,094,461	1,098,052,859	302,433,901	209,070,889

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(294,092,824)	(256,379,050)	(34,791,430)	(28,627,673)

Class C Shares	(49,208,991)	(43,073,301)	(4,013,808)	(3,583,303)

Class C2 Shares	(34,927,806)	(46,318,869)	(932,452)	(1,032,632)

Class R6 Shares	(851,813)	(1,516,375)	—	—

Class I Shares	(504,753,799)	(456,772,197)	(134,012,982)	(104,099,155)

Decrease in net assets from distributions to shareholders	(883,835,233)	(804,059,792)	(173,750,672)	(137,342,763)

Fund Share Transactions

Proceeds from sale of shares	7,449,424,552	6,707,699,523	2,735,525,697	1,489,089,646

Proceeds from shares issued to shareholders due to reinvestment of distributions	679,499,575	627,928,867	126,228,811	101,902,625

	8,128,924,127	7,335,628,390	2,861,754,508	1,590,992,271

Cost of shares redeemed	(6,137,026,147)	(4,632,590,669)	(1,461,245,684)	(1,018,946,079)

Net increase (decrease) in net assets from Fund share transactions	1,991,897,980	2,703,037,721	1,400,508,824	572,046,192

Net increase (decrease) in net assets	2,311,157,208	2,997,030,788	1,529,192,053	643,774,318

Net assets at the beginning of period	16,108,706,956	13,111,676,168	3,974,068,860	3,330,294,542

Net assets at the end of period	$18,419,864,164	$16,108,706,956	$5,503,260,913	$3,974,068,860

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Note to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Funds’ distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

	Strategic Municipal Opportunities
	Year Ended 3/31/19	Year Ended(1) 3/31/18

Operations

Net investment income (loss)	$5,650,673	$2,753,030

Net realized gain (loss) from:

Investments	(1,002,824)	1,099,762

Futures contracts	124,222	174,721

Swaps	83,529	97,302

Change in net unrealized appreciation (depreciation) of:

Investments	11,931,903	456,546

Futures contracts	68,040	(94,305)

Swaps	(53,204)	163,454

Net increase (decrease) in net assets from operations	16,802,339	4,650,510

Distributions to Shareholders(2)

Dividends(3)

Class A Shares	(906,308)	(345,206)

Class C Shares	(81,512)	(49,683)

Class C2 Shares	—	—

Class R6 Shares	—	—

Class I Shares	(3,608,854)	(2,575,378)

Decrease in net assets from distributions to shareholders	(4,596,674)	(2,970,267)

Fund Share Transactions

Proceeds from sale of shares	204,649,313	70,240,881

Proceeds from shares issued to shareholders due to reinvestment of distributions	4,175,314	1,901,268

	208,824,627	72,142,149

Cost of shares redeemed	(64,595,995)	(40,902,093)

Net increase (decrease) in net assets from Fund share transactions	144,228,632	31,240,056

Net increase (decrease) in net assets	156,434,297	32,920,299

Net assets at the beginning of period	117,312,087	84,391,788

Net assets at the end of period	$273,746,384	$117,312,087

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.

(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended March 31, 2018, the Funds’ distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended March 31, 2019

High Yield

Cash Flows from Operating Activities:

Net Increase (Decrease) in Net Assets from Operations	$1,203,094,461

Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:

Purchases of investments	(6,641,070,960)

Proceeds from sales and maturities of investments	3,866,269,824

Proceeds from (Purchases of) short-term investments, net	446,785

Payment-in-kind distributions	(1,071,560)

Premiums received (paid) for credit default swaps	(379,330)

Taxes paid	(9,355)

Amortization (Accretion) of premiums and discounts, net	(60,893,603)

(Increase) Decrease in:

Receivable for interest	(18,859,742)

Receivable for investments sold	(436,456,011)

Receivable for variation margin on futures contracts	(5,476,256)

Receivable for credit default swap premiums	4,808,113

Other assets	(104,487)

Increase (Decrease) in:

Payable for investments purchased	8,995,749

Payable for variation margin on futures contracts	(2,134,177)

Accrued management fees	770,418

Accrued Trustees fees	112,742

Accrued 12b-1 distribution and service fees	118,876

Accrued other expenses	(716,718)

Net realized (gain) loss from:

Investments	(3,595,121)

Paydowns	(51,892)

Change in net unrealized (appreciation) depreciation of:

Investments	(381,023,172)

Swaps	2,966,802

Net cash provided by (used in) operating activities	(2,464,258,614)

Cash Flows from Financing Activities:

Proceeds from borrowings	2,274,489,782

Repayments of borrowings	(2,274,489,782)

Proceeds from floating rate obligations	1,930,064,000

Repayments of floating rate obligations	(499,730,000)

Cash distributions paid to shareholders	(202,944,473)

Proceeds from sale of shares	7,459,244,182

Cost of shares redeemed	(6,135,879,746)

Net cash provided by (used in) financing activities	2,550,753,963

Net Increase (Decrease) in Cash and Cash Collateral at Brokers	86,495,349

Cash and cash collateral at brokers at the beginning of period	37,839,714

Cash and cash collateral at brokers at the end of period	$124,335,063

Supplemental Disclosure of Cash Flow Information	High Yield

Cash paid for interest (excluding borrowing costs)	$62,984,483

Non-cash financing activities not included herein consists of reinvestments of share distributions	679,499,575

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (6/99)

Year Ended 3/31:

2019	$17.10	$0.89	$0.31	$1.20	$(0.88)	$—	$(0.88)	$17.42

2018	16.73	0.88	0.39	1.27	(0.90)	—	(0.90)	17.10

2017(e)	17.54	0.83	(0.79)	0.04	(0.85)	—	(0.85)	16.73

Year Ended 4/30:

2016	17.16	0.97	0.35	1.32	(0.94)	—	(0.94)	17.54

2015	16.45	0.96	0.70	1.66	(0.95)	—	(0.95)	17.16

2014	17.41	1.00	(0.97)	0.03	(0.99)	—	(0.99)	16.45

Class C (2/14)

Year Ended 3/31:

2019	17.09	0.75	0.31	1.06	(0.74)	—	(0.74)	17.41

2018	16.71	0.75	0.39	1.14	(0.76)	—	(0.76)	17.09

2017(e)	17.52	0.71	(0.79)	(0.08)	(0.73)	—	(0.73)	16.71

Year Ended 4/30:

2016	17.14	0.82	0.36	1.18	(0.80)	—	(0.80)	17.52

2015	16.43	0.82	0.71	1.53	(0.82)	—	(0.82)	17.14

2014(f)	15.91	0.10	0.61	0.71	(0.19)	—	(0.19)	16.43

Class C2 (6/99)(g)

Year Ended 3/31:

2019	17.09	0.79	0.32	1.11	(0.79)	—	(0.79)	17.41

2018	16.71	0.79	0.39	1.18	(0.80)	—	(0.80)	17.09

2017(e)	17.52	0.75	(0.79)	(0.04)	(0.77)	—	(0.77)	16.71

Year Ended 4/30:

2016	17.15	0.88	0.33	1.21	(0.84)	—	(0.84)	17.52

2015	16.43	0.87	0.71	1.58	(0.86)	—	(0.86)	17.15

2014	17.39	0.92	(0.98)	(0.06)	(0.90)	—	(0.90)	16.43

Class R6 (6/16)

Year Ended 3/31:

2019	17.11	0.93	0.32	1.25	(0.92)	—	(0.92)	17.44

2018	16.72	0.92	0.40	1.32	(0.93)	—	(0.93)	17.11

2017(h)	17.95	0.72	(1.22)	(0.50)	(0.73)	—	(0.73)	16.72

Class I (6/99)

Year Ended 3/31:

2019	17.10	0.92	0.32	1.24	(0.92)	—	(0.92)	17.42

2018	16.73	0.92	0.38	1.30	(0.93)	—	(0.93)	17.10

2017(e)	17.54	0.86	(0.78)	0.08	(0.89)	—	(0.89)	16.73

Year Ended 4/30:

2016	17.16	1.00	0.35	1.35	(0.97)	—	(0.97)	17.54

2015	16.45	1.00	0.70	1.70	(0.99)	—	(0.99)	17.16

2014	17.41	1.03	(0.97)	0.06	(1.02)	—	(1.02)	16.45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.25%	$6,402,945	1.12%		0.75%		5.20%		20%

7.68	5,256,581	0.98		0.76		5.14		17

0.21	4,261,316	0.88	*	0.76	*	5.25	*	21

7.95	4,295,385	0.83		0.77		5.66		14

10.29	3,569,746	0.83		0.78		5.63		15

0.56	3,017,069	0.85		0.79		6.29		30

6.40	1,231,745	1.92		1.55		4.40		20

6.88	1,071,845	1.78		1.56		4.35		17

(0.53)	859,108	1.68	*	1.56	*	4.47	*	21

7.09	687,487	1.62		1.56		4.84		14

9.42	402,338	1.63		1.58		4.81		15

4.45	73,770	1.60	*	1.54	*	4.84	*	30

6.66	657,653	1.68		1.31		4.64		20

7.15	917,882	1.53		1.31		4.60		17

(0.30)	1,057,592	1.43	*	1.31	*	4.71	*	21

7.29	1,241,540	1.38		1.32		5.13		14

9.75	1,345,260	1.38		1.33		5.11		15

(0.01)	1,420,874	1.41		1.35		5.76		30

7.54	26,045	0.89		0.52		5.45		20

8.00	9,771	0.74		0.52		5.35		17

(2.81)	37,275	0.66	*	0.54	*	5.58	*	21

7.48	10,101,476	0.92		0.55		5.40		20

7.87	8,852,628	0.78		0.56		5.35		17

0.40	6,896,385	0.68	*	0.56	*	5.44	*	21

8.17	6,773,058	0.63		0.57		5.86		14

10.50	5,653,789	0.63		0.58		5.85		15

0.75	3,905,060	0.65		0.59		6.48		30

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the eleven months ended March 31, 2017.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Short Duration High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (2/13)

Year Ended 3/31:

2019	$10.09	$0.38	$0.24	$0.62	$(0.37)	$—	$(0.37)	$10.34

2018	9.87	0.39	0.20	0.59	(0.37)	—	(0.37)	10.09

2017(f)	10.26	0.33	(0.41)	(0.08)	(0.31)	—	(0.31)	9.87

Year Ended 4/30:

2016	10.16	0.35	0.09	0.44	(0.34)	—	(0.34)	10.26

2015	9.89	0.35	0.28	0.63	(0.36)	—	(0.36)	10.16

2014	10.12	0.37	(0.27)	0.10	(0.33)	—	(0.33)	9.89

Class C (2/14)

Year Ended 3/31:

2019	10.08	0.30	0.26	0.56	(0.29)	—	(0.29)	10.35

2018	9.87	0.31	0.19	0.50	(0.29)	—	(0.29)	10.08

2017(f)	10.25	0.26	(0.41)	(0.15)	(0.23)	—	(0.23)	9.87

Year Ended 4/30:

2016	10.15	0.27	0.08	0.35	(0.25)	—	(0.25)	10.25

2015	9.88	0.27	0.28	0.55	(0.28)	—	(0.28)	10.15

2014(g)	9.71	0.06	0.17	0.23	(0.06)	—	(0.06)	9.88

Class C2 (2/13)(h)

Year Ended 3/31:

2019	10.09	0.32	0.25	0.57	(0.32)	—	(0.32)	10.34

2018	9.87	0.33	0.21	0.54	(0.32)	—	(0.32)	10.09

2017(f)	10.26	0.28	(0.41)	(0.13)	(0.26)	—	(0.26)	9.87

Year Ended 4/30:

2016	10.16	0.29	0.09	0.38	(0.28)	—	(0.28)	10.26

2015	9.89	0.30	0.27	0.57	(0.30)	—	(0.30)	10.16

2014	10.12	0.33	(0.29)	0.04	(0.27)	—	(0.27)	9.89

Class I (2/13)

Year Ended 3/31:

2019	10.10	0.40	0.25	0.65	(0.39)	—	(0.39)	10.36

2018	9.88	0.41	0.20	0.61	(0.39)	—	(0.39)	10.10

2017(f)	10.27	0.35	(0.41)	(0.06)	(0.33)	—	(0.33)	9.88

Year Ended 4/30:

2016	10.16	0.37	0.09	0.46	(0.35)	—	(0.35)	10.27

2015	9.89	0.37	0.28	0.65	(0.38)	—	(0.38)	10.16

2014	10.12	0.40	(0.29)	0.11	(0.34)	—	(0.34)	9.89

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.29%	$1,110,838	0.82%		0.77%		3.73%		0.82%		0.77%		3.73%		20%

6.05	812,332	0.81		0.77		3.85		0.81		0.77		3.85		30

(0.80)	725,411	0.81	*	0.77	*	3.57	*	0.81	*	0.77	*	3.57	*	42

4.38	796,301	0.83		0.79		3.46		0.83		0.79		3.46		28

6.42	661,919	0.80		0.79		3.49		0.80		0.79		3.49		17

1.06	354,642	0.86		0.86		3.80		0.82		0.82		3.84		28

5.62	161,518	1.62		1.57		2.94		1.62		1.57		2.94		20

5.07	129,908	1.61		1.57		3.05		1.61		1.57		3.05		30

(1.46)	120,770	1.62	*	1.58	*	2.78	*	1.62	*	1.58	*	2.78	*	42

3.53	110,390	1.63		1.59		2.66		1.63		1.59		2.66		28

5.59	75,833	1.60		1.59		2.64		1.60		1.59		2.64		17

2.35	11,279	1.62	*	1.62	*	3.29	*	1.62	*	1.62	*	3.29	*	28

5.73	27,275	1.37		1.32		3.18		1.37		1.32		3.18		20

5.49	33,269	1.36		1.32		3.31		1.36		1.32		3.31		30

(1.32)	34,518	1.37	*	1.33	*	3.03	*	1.37	*	1.33	*	3.03	*	42

3.83	40,295	1.38		1.34		2.92		1.38		1.34		2.92		28

5.85	42,974	1.35		1.34		2.99		1.35		1.34		2.99		17

0.50	43,627	1.41		1.41		3.32		1.37		1.37		3.37		28

6.57	4,203,630	0.62		0.57		3.94		0.62		0.57		3.94		20

6.23	2,998,560	0.61		0.57		4.05		0.61		0.57		4.05		30

(0.64)	2,449,596	0.62	*	0.58	*	3.77	*	0.62	*	0.58	*	3.77	*	42

4.67	2,518,596	0.63		0.59		3.66		0.63		0.59		3.66		28

6.61	2,150,389	0.60		0.59		3.69		0.60		0.59		3.69		17

1.24	801,695	0.66		0.66		4.07		0.62		0.62		4.12		28

(f)	For the eleven months ended March 31, 2017.
(g)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Strategic Municipal Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (12/14)

Year Ended 3/31:

2019	$10.23	$0.35	$0.54	$0.89	$(0.29)	$—	$(0.29)	$10.83

2018	9.98	0.31	0.27	0.58	(0.33)	—	(0.33)	10.23

2017(f)	10.52	0.29	(0.47)	(0.18)	(0.26)	(0.10)	(0.36)	9.98

Year Ended 4/30:

2016	10.07	0.28	0.44	0.72	(0.27)	—	(0.27)	10.52

2015(g)	10.00	0.10	0.03	0.13	(0.06)	—	(0.06)	10.07

Class C (12/14)

Year Ended 3/31:

2019	10.22	0.27	0.53	0.80	(0.20)	—	(0.20)	10.82

2018	9.97	0.22	0.28	0.50	(0.25)	—	(0.25)	10.22

2017(f)	10.52	0.21	(0.47)	(0.26)	(0.19)	(0.10)	(0.29)	9.97

Year Ended 4/30:

2016	10.06	0.20	0.45	0.65	(0.19)	—	(0.19)	10.52

2015(g)	10.00	0.06	0.04	0.10	(0.04)	—	(0.04)	10.06

Class I (12/14)

Year Ended 3/31:

2019	10.23	0.37	0.55	0.92	(0.31)	—	(0.31)	10.84

2018	9.98	0.33	0.27	0.60	(0.35)	—	(0.35)	10.23

2017(f)	10.53	0.30	(0.47)	(0.17)	(0.28)	(0.10)	(0.38)	9.98

Year Ended 4/30:

2016	10.08	0.30	0.44	0.74	(0.29)	—	(0.29)	10.53

2015(g)	10.00	0.10	0.05	0.15	(0.07)	—	(0.07)	10.08

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

8.82%	$66,541	0.91%		0.88%		3.28%		0.83%		0.80%		3.37%		50%

5.86	14,215	0.99		0.95		2.81		0.83		0.79		2.97		73

(1.74)	8,379	0.99	*	0.96	*	2.94	*	0.83	*	0.80	*	3.09	*	58

7.27	2,301	1.29		1.28		2.45		0.92		0.91		2.82		59

1.33	608	1.55	*	1.55	*	2.08	*	0.92	*	0.92	*	2.70	*	12

7.95	6,850	1.71		1.68		2.46		1.63		1.60		2.55		50

5.00	2,931	1.79		1.75		2.00		1.63		1.59		2.16		73

(2.56)	1,737	1.79	*	1.76	*	2.10	*	1.63	*	1.60	*	2.26	*	58

6.49	618	1.99		1.98		1.70		1.72		1.71		1.96		59

1.02	84	2.36	*	2.36	*	1.02	*	1.72	*	1.72	*	1.67	*	12

9.10	200,355	0.71		0.68		3.46		0.63		0.60		3.55		50

6.04	100,166	0.80		0.76		3.00		0.63		0.59		3.17		73

(1.68)	74,276	0.79	*	0.76	*	3.07	*	0.64	*	0.61	*	3.22	*	58

7.45	56,699	0.97		0.96		2.66		0.72		0.71		2.90		59

1.47	13,198	1.38	*	1.38	*	2.03	*	0.72	*	0.72	*	2.69	*	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.

(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the eleven months ended March 31, 2017.
(g)	For the period December 16, 2014 (commencement of operations) through April 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”), Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) and Nuveen Strategic Municipal Opportunities Fund (“Strategic Municipal Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The end of the reporting period for the Funds is March 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

High Yield’s and Short Duration High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with each Fund’s primary objective.

Strategic Municipal Opportunities’ investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Outstanding when-issued/delayed delivery purchase commitments	$111,285,878	$7,355,495	$2,300,129

Investment Income

Investment income is comprised of dividend and interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $500,000 or more for High Yield and $250,000 or more for Short Duration High Yield and Strategic Municipal Opportunities are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% for High Yield and Strategic Municipal Opportunities and 0.70% for Short Duration High Yield if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, that last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Yield	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$21,039,502,495	$1,005,587	**	$21,040,508,082
Common Stocks	96,569,059	—	—		96,569,059
Corporate Bonds	—	39,915,520	2,272,003	**	42,187,523
Short-Term Investments*:
Municipal Bonds	—	2,045,100	116,922	**	2,162,022
Investments in Derivatives:
Futures Contracts***	(28,762,310)	—	—		(28,762,310)
Credit Default Swaps***	—	—	4,023,270	**	4,023,270
Total	$67,806,749	$21,081,463,115	$7,417,782		$21,156,687,646

Short Duration High Yield
Long-Term Investments*:
Municipal Bonds	$—	$5,347,632,585	$—		$5,347,632,585
Corporate Bonds	—	38,658,874	747,258	**	39,406,132
Short-Term Investments*:
Municipal Bonds	—	24,938,970	—		24,938,970
Investments in Derivatives:
Futures Contracts***	(4,235,056)	—	—		(4,235,056)
Credit Default Swaps***	—	—	556,967	**	556,967
Interest Rate Swaps***	—	(1,760,731)	—		(1,760,731)
Total	$(4,235,056)	$5,409,469,698	$1,304,225		$5,406,538,867

Strategic Municipal Opportunities
Long-Term Investments*:
Municipal Bonds	$—	$277,979,689	$—		$277,979,689
Corporate Bonds	—	308,154	35,035	**	343,189
Investments in Derivatives:
Futures Contracts***	(14,924)	—	—		(14,924)
Credit Default Swaps***	—	—	138,192	**	138,192
Total	$(14,924)	$278,287,843	$173,227		$278,446,146
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Refer the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

Notes to Financial Statements (continued)

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Floating rate obligations: self-deposited Inverse Floaters	$3,512,689,000	$106,945,000	$3,800,000
Floating rate obligations: externally-deposited Inverse Floaters	1,650,798,000	42,750,000	—
Total	$5,163,487,000	$149,695,000	$3,800,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average floating rate obligations outstanding	$2,818,337,205	$61,245,260	$2,024,658
Average annual interest rate and fees	2.04%	2.07%	2.06%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, High Yield had outstanding borrowings under such liquidity facilities in the amount of $39,092,578 which are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for Short Duration High Yield or Strategic Municipal Opportunities as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$3,459,549,000	$106,945,000	$2,600,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	1,573,858,000	42,750,000	—
Total	$5,033,407,000	$149,695,000	$2,600,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds managed the duration of their respective portfolios by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of futures contracts outstanding*	$2,235,165,128	$170,924,476	$15,053,875
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(28,762,310)	—	$—

Short Duration High Yield

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(4,235,056)	—	$—

Strategic Municipal Opportunities

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(14,924)	—	$—
*

Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
High Yield	Interest rate	Futures contracts	$(51,400,935)	$(21,415,479)
Short Duration High Yield	Interest rate	Futures contracts	(3,116,022)	(3,896,561)
Strategic Municipal Opportunities	Interest rate	Futures contracts	124,222	68,040

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, Short Duration High Yield continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Short Duration High Yield
Average notional amount of interest rate swap contracts outstanding*	$217,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current reporting period, the Funds used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread.

Notes to Financial Statements (continued)

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of credit default swap contracts outstanding*	$171,000,000	$10,000,000	$2,500,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps^	$5,298,590	Unrealized depreciation on credit default swaps^	$(1,275,320)

Short Duration High Yield

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps^	$556,967	—	$—

Interest Rate	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts**,^	$(1,760,731)	—	$—

Strategic Municipal Opportunities

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps^	$138,192	—	$—
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
^

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

						Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Credit Default Swaps Premium Paid (Received)	Financial Instruments****	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield	Citigroup Global Markets Inc.	$5,298,590	$(1,275,320)	$4,023,270	$(13,411,779)	$—	$9,388,509	$—
Short Duration High Yield	Citigroup Global Markets Inc.	$556,967	$—	$556,967	$(521,937)	$—	$—	$35,030
Strategic Municipal Opportunities	Citigroup Global Markets Inc.	$138,192	$—	$138,192	$(129,434)	$—	$—	$8,758
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
****	Represents inverse floating rate securities available for offset.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield	Credit	Swaps	$4,852,479	$(2,966,802)

Short Duration High Yield	Credit	Swaps	$335,753	$(42,874)
	Interest rate	Swaps	1,649,476	(5,186,100)
Total			$1,985,229	$(5,228,974)

Strategic Municipal Opportunities	Credit	Swaps	$83,529	$(53,204)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 3/31/19		Year Ended 3/31/18
High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	146,579,017	$2,504,374,124	122,401,225	$2,103,091,955
Class A – automatic conversion of Class C Shares	7,150	123,263	—	—
Class A – automatic conversion of Class C2 Shares	278,275	4,792,746	—	—
Class C	18,736,026	319,920,196	19,363,359	332,636,668
Class C2	256,195	4,372,223	344,344	5,888,514
Class R6	1,191,473	20,451,039	37,682	647,257
Class I	269,277,242	4,595,390,961	248,887,767	4,265,435,129
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,870,294	254,144,313	12,885,321	221,199,056
Class C	2,431,043	41,504,834	2,109,050	36,166,689
Class C2	1,693,254	28,929,885	2,241,661	38,440,316
Class R6	42,941	733,430	79,676	1,366,427
Class I	20,719,825	354,187,113	19,261,704	330,756,379
	476,082,735	8,128,924,127	427,611,789	7,335,628,390
Shares redeemed:
Class A	(101,618,069)	(1,731,239,953)	(82,683,554)	(1,419,907,042)
Class C	(13,137,669)	(223,625,895)	(10,151,592)	(174,162,427)
Class C – automatic conversion to Class A Shares	(7,150)	(123,263)	—	—
Class C2	(17,613,837)	(301,621,755)	(12,152,255)	(208,166,025)
Class C2 – automatic conversion to Class A Shares	(278,275)	(4,792,746)	—	—
Class R6	(311,717)	(5,318,703)	(1,775,142)	(30,831,406)
Class I	(227,829,129)	(3,870,303,832)	(162,909,895)	(2,799,523,769)
	(360,795,846)	(6,137,026,147)	(269,672,438)	(4,632,590,669)
Net increase (decrease)	115,286,889	$1,991,897,980	157,939,351	$2,703,037,721

Notes to Financial Statements (continued)

	Year Ended 3/31/19		Year Ended 3/31/18
Short Duration High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	58,894,482	$598,401,999	25,842,026	$260,872,786
Class A – automatic conversion of Class C2 Shares	1,077	10,964	—	—
Class C	5,149,655	52,328,868	3,106,344	31,371,319
Class C2	105,584	1,068,762	399,720	4,047,525
Class I	204,743,479	2,083,715,104	117,907,429	1,192,798,016
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,501,509	25,461,464	2,030,080	20,500,115
Class C	304,740	3,101,494	269,559	2,721,169
Class C2	74,796	760,785	81,420	822,052
Class I	9,509,014	96,905,068	7,700,814	77,859,289
	281,284,336	2,861,754,508	157,337,392	1,590,992,271
Shares redeemed:
Class A	(34,561,738)	(351,315,751)	(20,824,395)	(210,150,595)
Class C	(2,724,698)	(27,692,928)	(2,734,899)	(27,592,727)
Class C2	(840,793)	(8,543,300)	(679,292)	(6,850,970)
Class C2 – automatic conversion to Class A Shares	(1,077)	(10,964)	—	—
Class I	(105,441,933)	(1,073,682,741)	(76,598,501)	(774,351,787)
	(143,570,239)	(1,461,245,684)	(100,837,087)	(1,018,946,079)
Net increase (decrease)	137,714,097	$1,400,508,824	56,500,305	$572,046,192

	Year Ended 3/31/19		Year Ended 3/31/18
Strategic Municipal Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,706,201	$59,466,029	975,043	$10,041,355
Class C	446,740	4,662,324	147,144	1,515,464
Class I	13,455,329	140,520,960	5,689,281	58,684,062
Shares issued to shareholders due to reinvestment of distributions:
Class A	86,210	903,468	33,345	342,907
Class C	7,667	80,106	4,713	48,428
Class I	304,660	3,191,740	146,738	1,509,933
	20,006,807	208,824,627	6,996,264	72,142,149
Shares redeemed:
Class A	(1,036,150)	(10,804,413)	(458,055)	(4,723,722)
Class C	(108,145)	(1,127,528)	(39,369)	(403,217)
Class I	(5,062,008)	(52,664,054)	(3,488,006)	(35,775,154)
	(6,206,303)	(64,595,995)	(3,985,430)	(40,902,093)
Net increase (decrease)	13,800,504	$144,228,632	3,010,834	$31,240,056

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$6,641,070,960	$2,244,305,147	$237,744,145
Sales and maturities	3,866,269,824	932,717,106	82,982,781

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2019.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of investments	$16,650,128,607	$5,131,681,311	$261,673,836
Gross unrealized:
Appreciation	$1,410,165,010	$197,307,563	$13,139,266
Depreciation	(391,561,051)	(23,956,042)	(290,218)
Net unrealized appreciation (depreciation) of investments	$1,018,603,959	$173,351,521	$12,849,048
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of futures contracts	$(28,762,310)	$(4,235,056)	$(14,924)
Net unrealized appreciation (depreciation) of futures contracts	—	—	—
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of swaps	$(13,411,779)	$(521,212)	$(129,434)
Net unrealized appreciation (depreciation) of swaps	4,023,270	(1,203,764)	138,192

Permanent differences, primarily due to federal taxes paid, expiration of capital loss carryforwards, taxable market discount, paydowns, distressed PIK bond adjustments and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2019, the Funds’ tax year end.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2019, the Funds’ tax year end, were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Undistributed net tax-exempt income[1]	$33,880,273	$27,247,206	$693,774
Undistributed net ordinary income[2]	4,805,102	3,251,318	41,867
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2019 through March 31, 2019, and paid on April 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2019 and March 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income[3]	$853,061,370	$166,345,525	$4,203,137
Distributions from net ordinary income[2]	22,688,343	2,893,916	143,814
Distributions from net long-term capital gains	—	—	—

2018	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income	$781,401,297	$132,187,590	$2,737,260
Distributions from net ordinary income[2]	13,294,917	2,662,623	115,966
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2019, as Exempt Interest Dividends.

Notes to Financial Statements (continued)

As of March 31, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Not subject to expiration:
Short-term	$241,698,459	$37,731,570	$1,177,378
Long-term	118,361,954	—	—
Total	$360,060,413	$37,731,570	$1,177,378

During the Funds’ tax year ended March 31, 2019, Short Duration High Yield utilized $5,206,714 of its capital loss carryforward.

As of March 31, 2019, the Funds’ tax year end, $36,220,059 of High Yield’s capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the first $125 million	0.4000%	0.4000%	0.3500%
For the next $125 million	0.3875	0.3875	0.3375
For the next $250 million	0.3750	0.3750	0.3250
For the next $500 million	0.3625	0.3625	0.3125
For the next $1 billion	0.3500	0.3500	0.3000
For the next $3 billion	—	—	0.2750
For the next $5 billion	—	—	0.2500
For net assets over $10 billion	—	—	0.2375
For the next $8 billion	0.3250	0.3250	—
For the next $5 billion	0.3125	0.3125	—
For the next $5 billion	0.3000	0.3000	—
For net assets over $20 billion	0.2875	0.2875	—

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2019, the complex-level fee for each Fund was 0.1588%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring July 31, 2020, may be terminated or modified prior to that date only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
Short Duration High Yield	0.65%	July 31, 2020
Strategic Municipal Opportunities	0.64	July 31, 2020

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$19,234,524	$40,266,629	$974,680
Sales	44,366,209	—	—

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Sales charges collected (Unaudited)	$15,759,597	$1,900,022	$323,236
Paid to financial intermediaries (Unaudited)	14,657,344	1,847,097	315,868

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Commission advances (Unaudited)	$11,231,200	$2,005,601	$321,748

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
12b-1 fees retained (Unaudited)	$2,774,689	$298,263	$20,243

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
CDSC retained (Unaudited)	$678,203	$82,083	$4,798

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was a follows:

	High Yield	Short Duration High Yield
Maximum outstanding balance	$396,289,782	$85,100,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	High Yield	Short Duration High Yield
Average daily balance outstanding	$152,606,898	$33,366,418
Average interest rate	3.28%	3.19%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities. During the current fiscal period, Strategic Municipal Opportunities did not utilize this facility.

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of March 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
UNII at the end of period	$12,831,102	$21,379,340	$135,085

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 219140 Kansas City, MO 64121-9140 (800) 257-8787

Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Corporate-Backed Municipal Bond: A municipal bond issued by a state or local government agency and backed by a corporate entity.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Glossary of Terms Used in this Report (Unaudited) (continued)

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An index structured so that 70% of the market value of the index consists of bonds that are either non-rated or are rated below investment grade, and 20% are rated BBB/Baa, and 10% are rated single A. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Short Duration Municipal Yield Index: An index that consists of bonds maturing in 1 to 12 years and is structured so that 70% of the market value of the index consists of bonds that are either non-rated or are rated below investment grade, and 20% are rated BBB/Baa, and 10% are rated single A. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; and legal support.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•

Fund Rationalizations – continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•

Product Innovations – developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•

Risk Management Enhancements – continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•

Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership; and

•

Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018 (or for shorter periods available for Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”) and Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration High Yield Fund”), which did not exist for part of the foregoing time frame). For open-end Nuveen funds with multiple classes, the performance data was based on Class A shares and the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long-term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark in such periods. The Board was satisfied with the Fund’s overall performance.

For the Strategic Fund, the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one- and three-year periods and outperformed its benchmark in such periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.

For the Short Duration High Yield Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the three-year period, the Fund ranked in the third quartile in the one-year period and outperformed its benchmark in the one- and three-year periods. In its review, the Board, however, recognized that the Performance Peer Group was classified as low in relevancy. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund, before and after any undertaking by Nuveen to limit the Fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Independent Board Members noted that the management fees and/or expense caps of various open-end funds had been reduced in 2016 and the fund-level breakpoint schedules also had been revised in 2017 for certain open-end funds resulting in the addition of more breakpoints in the management fee schedules of such funds. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $16.7 million in fees for shareholders in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that: (a) the Strategic Fund had a net management fee and a net expense ratio below its Peer Group averages; and (b) the High Yield Fund and the Short Duration High Yield Fund each had a net management fee in line with its respective Peer Group average, but a net expense ratio below its respective Peer Group average.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. The Board also recognized that the fund-level breakpoint schedule for certain Nuveen funds had been revised in 2016.
Aside from the breakpoint schedules, the Independent Board Members also reviewed the temporary and/or permanent expense caps applicable to certain Nuveen funds (including, for each of the Strategic Fund and the Short Duration High Yield Fund, its temporary expense cap) which may also serve as a means to share economies of scale. Based on the information provided, the Independent Board Members noted that the combination of fund-level breakpoints, complex-level breakpoints and fund-specific fee waivers reflected a total of $118.6 million in fee reductions in 2017. In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as principal underwriter to the open-end funds from 12b-1 distribution and shareholder servicing fees (except for Nuveen’s Nushares ETFs which currently do not incur 12b-1 fees).

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board, however, noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	168
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	168
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	168
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	168
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	168
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	168
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	168

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	166

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	MAN-HYM-0319D 838663-INV-Y-05/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended March 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	44,995	0	0	0
Nuveen Limited Term Municipal Bond Fund	50,320	0	0	0
Nuveen High Yield Municipal Bond Fund	133,365	0	0	0
Nuveen Inflation Protected Municipal Bond Fund	29,390	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	56,115	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	67,400	0	0	0
Nuveen Strategic Municipal Opportunities Fund	32,900	0	0	0

Total	$414,485	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen All-American Municipal Bond Fund	44,671	1,313	545	0
Nuveen Limited Term Municipal Bond Fund	48,606	1,313	0	0
Nuveen High Yield Municipal Bond Fund	128,723	1,313	0	0
Nuveen Inflation Protected Municipal Bond Fund	29,462	1,313	0	0
Nuveen Intermediate Duration Municipal Bond Fund	51,545	1,313	545	0
Nuveen Short Duration High Yield Municipal Bond Fund	61,774	1,313	0	0
Nuveen Strategic Municipal Opportunities Fund	32,271	1,640	0	0

Total	$397,052	$9,515	$1,090	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen All-American Municipal Bond Fund	0%	0%	0%	0%
Nuveen Limited Term Municipal Bond Fund	0%	0%	0%	0%
Nuveen High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Municipal Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Duration Municipal Bond Fund	0%	0%	0%	0%
Nuveen Short Duration High Yield Municipal Bond Fund	0%	0%	0%	0%
Nuveen Strategic Municipal Opportunities Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Municipal Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	0	0	0	0
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	0	0	0	0
Nuveen Inflation Protected Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	0	0	0	0
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended March 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen All-American Municipal Bond Fund	545	0	0	545
Nuveen Limited Term Municipal Bond Fund	0	0	0	0
Nuveen High Yield Municipal Bond Fund	0	0	0	0
Nuveen Inflation Protected Municipal Bond Fund	0	0	0	0
Nuveen Intermediate Duration Municipal Bond Fund	545	0	0	545
Nuveen Short Duration High Yield Municipal Bond Fund	0	0	0	0
Nuveen Strategic Municipal Opportunities Fund	0	0	0	0

Total	$1,090	$0	$0	$1,090

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: June 6, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 6, 2019